UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04681

Name of Registrant: Vanguard Bond Index Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

Item 1: Reports to Shareholders

Annual Report | December 31, 2017

Vanguard Bond Index Funds
Vanguard Short-Term Bond Index Fund
Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Results of Proxy Voting.	8
Short-Term Bond Index Fund.	10
Intermediate-Term Bond Index Fund.	31
Long-Term Bond Index Fund.	52
About Your Fund’s Expenses.	74
Glossary.	77

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended December 31, 2017, the returns of the three funds covered in this report ranged from 1.10% for Investor Shares of Vanguard Short-Term Bond Index Fund to 10.89% for ETF Shares of Vanguard Long-Term Bond Index Fund. The funds’ results were in line with their benchmarks and mixed versus their peer groups.

• The yield curve flattened over the period. Solid economic data and a strong labor market prompted the Federal Reserve to raise short-term interest rates three times in 2017. That pushed up short-term rates, while longer-term rates eased lower on dimmer longer-range prospects for faster economic growth and higher inflation.

• U.S. Treasuries returned about 2.3% and mortgage-backed securities slightly more than that. Corporate bonds returned about 6.4%, with their average yield over Treasuries narrowing a little amid the uptick in growth.

• Lower-quality investment-grade bonds outpaced higher-quality bonds. By maturity, long-term bonds significantly outpaced intermediate- and short-term ones.

Total Returns: Fiscal Year Ended December 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Bond Index Fund
Investor Shares	2.00%	1.58%	-0.48%	1.10%
ETF Shares	2.08
Market Price				1.16
Net Asset Value				1.20
Admiral™ Shares	2.08	1.66	-0.48	1.18
Institutional Shares	2.10	1.68	-0.48	1.20
Institutional Plus Shares	2.11	1.69	-0.48	1.21
Bloomberg Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index				1.27
1–5 Year Investment-Grade Debt Funds Average				1.76
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	2.64%	2.59%	1.17%	3.76%
ETF Shares	2.72
Market Price				3.53
Net Asset Value				3.80
Admiral Shares	2.72	2.68	1.17	3.85
Institutional Shares	2.74	2.70	1.17	3.87
Institutional Plus Shares	2.75	2.71	1.17	3.88
Bloomberg Barclays U.S. 5–10 Year Government/Credit
Float Adjusted Index				3.81
Core Bond Funds Average				3.56
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Bond Index Fund
Investor Shares	3.41%	4.02%	6.74%	10.76%
ETF Shares	3.49
Market Price				10.78
Net Asset Value				10.89
Institutional Shares	3.51	4.13	6.74	10.87
Institutional Plus Shares	3.52	4.14	6.74	10.88
Bloomberg Barclays U.S. Long Government/Credit Float
Adjusted Index				10.72
Corporate A-Rated Debt Funds Average				5.26

Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Ten Years Ended December 31, 2017
Average
Annual Return
Short-Term Bond Index Fund Investor Shares	2.30%
Spliced Bloomberg Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index	2.46
1–5 Year Investment-Grade Debt Funds Average	2.01

For a benchmark description, see the Glossary.
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

2

Average
Annual Return
Intermediate-Term Bond Index Fund Investor Shares	4.89%
Spliced Bloomberg Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index	5.00
Spliced Intermediate Investment-Grade Debt Funds Average	3.72
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Bond Index Fund Investor Shares	7.17%
Spliced Bloomberg Barclays U.S. Long Government/Credit Float Adjusted Index	7.26
Corporate A-Rated Debt Funds Average	4.33

For a benchmark description, see the Glossary.

Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Plus Shares	Average
Short-Term Bond Index Fund	0.15%	0.07%	0.07%	0.05%	0.04%	0.73%
Intermediate-Term Bond Index
Fund	0.15	0.07	0.07	0.05	0.04	0.78
Long-Term Bond Index Fund	0.15	0.07	—	0.05	0.04	0.84

The fund expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the funds’ expense ratios were: for the Short-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; for the Intermediate-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; and for the Long-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Short-Term Bond Index Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Bond Index Fund, Core Bond Funds; for the Long-Term Bond Index Fund, Corporate A-Rated Debt Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman

Dear Shareholder,

Lately I’ve been asked a lot about my legacy. And candidly, that phrase bugs me—it isn’t my legacy. Vanguard’s success is a result of thousands of my colleagues committing to a clear mission: helping investors achieve their financial goals.

The reason the topic has come up is that on December 31, 2017, I officially stepped down as Vanguard’s CEO after almost a decade in that role. I’ll remain chairman for a period to be determined by the board of directors. Tim Buckley, who was previously Vanguard’s president and chief investment officer, was elected CEO. I can’t think of a better successor.

I’ve spent 32 years at Vanguard—almost my entire professional life—and during that time I’ve had the good fortune of working with smart, principled colleagues from across the world. I’ve learned from each of them.

In particular, I would like to thank Jack Bogle, our founder, who took a chance on me when I was a young business school graduate, and Jack Brennan, my predecessor as CEO, who constantly challenged me with new roles and responsibilities.

4

When you’re just starting out, there is nothing quite like getting votes of confidence from people you respect.

The short list

A milestone like this naturally brings about some reflection. With that in mind, here’s a tally—by no means exhaustive—of the accomplishments that we at Vanguard are proud of:

Low costs. Over the last decade, we cut our average asset-weighted expense ratio by about 50%.1 This isn’t a result of some contrived price war. Since its founding, Vanguard has emphasized the benefits of low-cost investing. As Jack Bogle once said: “The honest steward who charges least, wins most. But not for himself; for those investors who entrust their assets to his care. It is not all that complicated.”

Global diversification. Through our thought leadership and investment options, such as our target-date funds, Vanguard has encouraged clients to obtain exposure to international markets.

Global diversification isn’t just about helping to control risk—it can also be a way of expanding your set of opportunities and harnessing the potential of all markets.

Market Barometer
		Average Annual Total Returns
	Periods Ended December 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.69%	11.23%	15.71%
Russell 2000 Index (Small-caps)	14.65	9.96	14.12
Russell 3000 Index (Broad U.S. market)	21.13	11.12	15.58
FTSE All-World ex US Index (International)	27.11	8.27	7.19

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	3.54%	2.24%	2.10%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.45	2.98	3.02
Citigroup Three-Month U.S. Treasury Bill Index	0.84	0.37	0.23

CPI
Consumer Price Index	2.11%	1.64%	1.43%

1 Source: Vanguard calculation, based on data from Morningstar, Inc., as of December 31, 2016.

5

I’ve been glad to see more and more clients embracing global diversification. I believe this trend will continue as Vanguard’s way of investing takes hold in international markets.

Affordable advice. In the wake of the 2008–2009 Global Financial Crisis, we began working on a new advice model. In 2015, we launched Vanguard Personal Advisor Services®, a hybrid advice offering that delivers value through a combination of a professional advisor and powerful digital technology at a competitive price.

Across the industry, we’ve seen the cost of providing advice coming down. Traditional advisors are embracing low-cost investments, and that, in turn, helps them reduce costs for their own clients. This is a trend that all of us at Vanguard would like to see continue.

Great people. I’ve interacted with hundreds of companies of all sizes and in all industries, and the one quality that sets Vanguard apart from most of them is our emphasis on people. It’s a testament to our culture that colleagues spend 15, 20, or, as in my case, more than 30 years of their professional lives here. Investors benefit because we have consistent, experienced fund management teams and a deep bench of talent that ensures that things go smoothly when it’s time for a transition.

We’ve done a great job attracting new talent, too. We made some notable additions to senior management in the last two years, and we’re continuously grooming our next generation of leaders.

Ready for what comes next

When I was contemplating coming to work at Vanguard, I sat down with my rowing coach at his home in Philadelphia. Over cheesesteaks, he told me that the most important thing was to work for a company that had the same values I held deeply. He was like a second father to me, so I trusted his judgment at a time when I wasn’t so sure about my own. Back then, I never could have anticipated the success Vanguard would have in the coming decades.

I’m no better at predicting the future now. Vanguard has enjoyed significant growth in the last few years, and that presents its own unique set of challenges and opportunities, such as the role we’re playing in advocating for better corporate governance among companies our funds invest in. And the asset management industry is confronting significant changes brought on by technology, shifting demographics, and new regulations.

Although the future is uncertain, I’m confident that Vanguard is well-prepared to tackle whatever comes its way. And one thing I’m sure of: There are big parts of the world that would be well-served by our way of investing.

6

It’s humbling to think about the impact the work we do at Vanguard has on clients who are trying to raise a family, buy a first home, save for college, or prepare for retirement. I’ve always tried to make decisions with investors’ best interests in mind. It has been a privilege working with people who hold to that same ideal.

Thank you for entrusting us with your assets.

Sincerely,

F. William McNabb III

Chairman

January 1, 2018

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	26,722,274,549	429,483,723	98.4%
Emerson U. Fullwood	26,714,366,172	437,392,100	98.4%
Amy Gutmann	26,712,915,408	438,842,863	98.4%
JoAnn Heffernan Heisen	26,721,561,272	430,196,999	98.4%
F. Joseph Loughrey	26,717,701,002	434,057,269	98.4%
Mark Loughridge	26,720,437,223	431,321,049	98.4%
Scott C. Malpass	26,702,773,184	448,985,088	98.3%
F. William McNabb III	26,712,434,734	439,323,538	98.4%
Deanna Mulligan	26,719,931,246	431,827,026	98.4%
André F. Perold	26,676,518,168	475,240,103	98.3%
Sarah Bloom Raskin	26,713,372,343	438,385,928	98.4%
Peter F. Volanakis	26,706,957,628	444,800,644	98.4%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Intermediate-Term
Bond Index Fund	1,006,546,878	40,310,784	39,747,226	150,030,467	81.4%
Long-Term Bond
Index Fund	317,787,816	27,896,564	10,367,707	34,955,291	81.3%
Short-Term Bond
Index Fund	1,581,902,470	55,436,958	48,926,452	270,900,907	80.8%

8

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Intermediate-Term
Bond Index Fund	1,019,718,002	38,281,589	28,605,296	150,030,467	82.5%
Long-Term Bond
Index Fund	320,874,518	27,275,451	7,902,118	34,955,291	82.1%
Short-Term Bond
Index Fund	1,589,595,759	52,256,377	44,413,745	270,900,907	81.2%

Shareholders of the Intermediate-Term Bond Index Fund and the Short-Term Bond Index Fund did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Intermediate-Term
Bond Index Fund	272,457,485	55,597,674	758,549,729	150,030,467	22.0%
Short-Term Bond
Index Fund	226,436,682	71,285,153	1,388,544,045	270,900,907	11.6%

9

Short-Term Bond Index Fund

Fund Profile
As of December 31, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBISX	BSV	VBIRX	VBITX	VBIPX
Expense Ratio[1]	0.15%	0.07%	0.07%	0.05%	0.04%
30-Day SEC Yield	2.00%	2.08%	2.08%	2.10%	2.11%

Financial Attributes
		Bloomberg
		Barclays
		1–5 Year	Bloomberg
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	2,503	2,829	9,706
Yield to Maturity
(before expenses)	2.2%	2.2%	2.7%
Average Coupon	2.0%	2.2%	3.0%
Average Duration	2.7 years	2.7 years	6.1 years
Average Effective
Maturity	2.8 years	2.8 years	8.3 years
Short-Term
Reserves	2.0%	—	—

Sector Diversification (% of portfolio)
Finance	11.3%
Foreign	7.9
Industrial	15.2
Treasury/Agency	64.2
Utilities	1.2
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays
	1–5 Year
	Gov/	Bloomberg
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.85
Beta	1.04	0.43

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.2%
Aaa	5.9
Aa	4.6
A	13.2
Baa	12.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.6%
1 - 3 Years	57.3
3 - 5 Years	41.7
5 - 10 Years	0.4

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares.

10

Short-Term Bond Index Fund

Investment Focus

11

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2007, Through December 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Bond Index Fund Investor
Shares	1.10%	0.92%	2.30%	$12,551
Spliced Bloomberg Barclays U.S. 1–5
Year Government/Credit Float Adjusted
Index	1.27	1.10	2.46	12,751
1–5 Year Investment-Grade Debt
Funds Average	1.76	1.09	2.01	12,200
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	3.63	2.10	4.03	14,845

For a benchmark description, see the Glossary.

1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Bond Index Fund
ETF Shares Net Asset Value	1.20%	1.01%	2.39%	$12,663
Spliced Bloomberg Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	1.27	1.10	2.46	12,751
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	14,845

See Financial Highlights for dividend and capital gains information.

12

Short-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Bond Index Fund Admiral Shares	1.18%	1.00%	2.39%	$12,668
Spliced Bloomberg Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	1.27	1.10	2.46	12,751
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	14,845

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(9/27/2011)	Investment
Short-Term Bond Index Fund Institutional
Shares	1.20%	1.03%	1.23%	$5,396,799
Bloomberg Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	1.27	1.10	1.30	5,422,172
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	3.63	2.10	2.62	5,877,886
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(9/29/2011)	Investment
Short-Term Bond Index Fund Institutional Plus
Shares	1.21%	1.04%	1.25%	$108,048,710
Bloomberg Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	1.27	1.10	1.30	110,350,233
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	3.63	2.10	2.58	117,242,023

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

13

Short-Term Bond Index Fund

Cumulative Returns of ETF Shares: December 31, 2007, Through December 31, 2017
	One	Five	Ten
	Year	Years	Years
Short-Term Bond Index Fund ETF Shares Market
Price	1.16%	5.07%	26.41%
Short-Term Bond Index Fund ETF Shares Net Asset
Value	1.20	5.13	26.63
Spliced Bloomberg Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	1.27	5.64	27.51

Fiscal-Year Total Returns (%): December 31, 2007, Through December 31, 2017
				Spliced
				Bloomberg
				Barclays
				1–5 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	3.95%	1.48%	5.43%	5.12%
2009	2.91	1.37	4.28	4.62
2010	2.22	1.70	3.92	4.08
2011	1.85	1.11	2.96	3.13
2012	1.46	0.49	1.95	2.24
2013	1.10	-1.03	0.07	0.29
2014	1.11	0.05	1.16	1.43
2015	1.23	-0.38	0.85	0.97
2016	1.39	0.02	1.41	1.57
2017	1.58	-0.48	1.10	1.27
For a benchmark description, see the Glossary.

14

Short-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury
Note/Bond	1.375%	8/31/20	1,060,845	1,045,431	2.0%
United States Treasury
Note/Bond	1.250%	10/31/21	923,976	895,102	1.7%
United States Treasury
Note/Bond	1.500%	11/30/19	885,129	878,765	1.7%
United States Treasury
Note/Bond	2.125%	12/31/22	756,286	753,094	1.5%
United States Treasury
Note/Bond	1.375%	3/31/20	725,013	716,632	1.4%
United States Treasury
Note/Bond	1.125%	9/30/21	700,263	675,642	1.3%
United States Treasury
Note/Bond	1.875%	1/31/22	671,005	663,980	1.3%
United States Treasury
Note/Bond	1.625%	11/30/20	662,760	656,026	1.3%
United States Treasury
Note/Bond	1.625%	3/31/19	647,230	645,411	1.2%
United States Treasury
Note/Bond	1.250%	3/31/21	657,351	641,121	1.2%
United States Treasury
Note/Bond	1.125%	8/31/21	653,088	630,843	1.2%
United States Treasury
Note/Bond	1.375%	5/31/21	613,845	599,935	1.2%
United States Treasury
Note/Bond	1.625%	8/31/22	614,771	599,402	1.2%
United States Treasury
Note/Bond	2.000%	11/30/22	603,160	597,786	1.2%

15

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	1.625%	7/31/20	575,534	571,039	1.1%
United States Treasury
Note/Bond	1.375%	2/29/20	540,182	534,105	1.0%
United States Treasury
Note/Bond	1.375%	10/31/20	541,106	532,313	1.0%
United States Treasury
Note/Bond	1.125%	6/30/21	549,223	531,802	1.0%
United States Treasury
Note/Bond	1.625%	8/31/19	511,191	509,115	1.0%
United States Treasury
Note/Bond	1.875%	12/15/20	495,000	493,530	1.0%
United States Treasury
Note/Bond	1.750%	5/31/22	493,287	484,654	0.9%
United States Treasury
Note/Bond	1.500%	10/31/19	487,273	483,999	0.9%
United States Treasury
Note/Bond	1.125%	2/28/21	454,402	441,765	0.9%
United States Treasury
Note/Bond	1.500%	5/31/20	445,312	440,859	0.9%
United States Treasury
Note/Bond	1.875%	3/31/22	444,170	439,102	0.8%
United States Treasury
Note/Bond	1.375%	9/30/20	442,932	436,151	0.8%
United States Treasury
Note/Bond	0.750%	2/15/19	434,379	429,084	0.8%
United States Treasury
Note/Bond	1.750%	9/30/19	406,596	405,706	0.8%
United States Treasury
Note/Bond	1.250%	1/31/20	409,467	404,156	0.8%
United States Treasury
Note/Bond	1.750%	4/30/22	392,640	385,832	0.7%
United States Treasury
Note/Bond	1.500%	2/28/19	383,550	381,993	0.7%
United States Treasury
Note/Bond	1.625%	6/30/19	383,139	381,821	0.7%
United States Treasury
Note/Bond	1.500%	5/31/19	382,425	380,513	0.7%
United States Treasury
Note/Bond	1.625%	4/30/19	347,774	346,741	0.7%
United States Treasury
Note/Bond	1.000%	10/15/19	348,275	342,995	0.7%
United States Treasury
Note/Bond	0.875%	5/15/19	345,105	340,629	0.7%
United States Treasury
Note/Bond	1.125%	1/15/19	342,680	340,216	0.7%
United States Treasury
Note/Bond	1.500%	5/15/20	340,461	337,162	0.7%
United States Treasury
Note/Bond	1.375%	1/31/21	321,339	315,214	0.6%
United States Treasury
Note/Bond	1.375%	4/30/20	314,470	310,589	0.6%
United States Treasury
Note/Bond	1.625%	7/31/19	309,561	308,400	0.6%

16

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury
	Note/Bond	1.750%	11/30/21	312,639	308,243	0.6%
	United States Treasury
	Note/Bond	1.500%	4/15/20	293,296	290,592	0.6%
	United States Treasury
	Note/Bond	0.875%	4/15/19	292,320	288,713	0.6%
	United States Treasury
	Note/Bond	1.500%	1/31/19	287,610	286,531	0.6%
	United States Treasury
	Note/Bond	1.625%	6/30/20	277,165	275,131	0.5%
	United States Treasury
	Note/Bond	1.875%	8/31/22	269,117	265,333	0.5%
	United States Treasury
	Note/Bond	2.000%	12/31/21	264,378	263,014	0.5%
	United States Treasury
	Note/Bond	1.875%	7/31/22	258,294	254,742	0.5%
	United States Treasury
	Note/Bond	0.875%	9/15/19	258,280	253,962	0.5%
	United States Treasury
	Note/Bond	0.750%–8.875%	12/31/18–1/31/23	7,375,057	7,293,579	14.1%
					31,088,495	60.2%
Agency Bonds and Notes
1	Federal Home Loan
	Banks	0.875%–5.625%	1/16/19–11/29/21	515,635	515,741	1.0%
[2,3]	Federal National
	Mortgage Assn.	0.00%–2.000%	12/14/18–10/5/22	766,817	756,572	1.5%
	Agency Bonds and Notes—Other †				618,185	1.2%
					1,890,498	3.7%
Total U.S. Government and Agency Obligations (Cost $33,396,751)					32,978,993	63.9%
Corporate Bonds
Finance
4	Banking †				4,710,524	9.2%
	Brokerage †				108,029	0.2%
	Finance Companies †				203,683	0.4%
	Insurance †				461,209	0.9%
	Other Finance †				3,380	0.0%
	Real Estate Investment Trusts †				268,136	0.5%
					5,754,961	11.2%
Industrial
	Basic Industry †				365,999	0.7%
	Capital Goods †				723,011	1.4%
	Communication †				869,154	1.7%
4	Consumer Cyclical †				1,127,545	2.2%
4	Consumer Noncyclical †				2,163,068	4.2%
4	Energy †				1,053,361	2.0%
	Other Industrial †				5,315	0.0%
4	Technology †				1,273,630	2.5%
	Transportation †				177,144	0.3%
					7,758,227	15.0%

17

Short-Term Bond Index Fund

		Face	Market	Percentage
	Maturity	Amount	Value •	of Net
	Coupon Date	($000)	($000)	Assets
Utilities
4 Electric †			566,907	1.1%
Natural Gas †			37,696	0.1%
			604,603	1.2%
Total Corporate Bonds (Cost $14,152,932)			14,117,791	27.4%
Sovereign Bonds
European Investment
Bank	1.125%–4.000% 3/15/19–12/15/22	566,095	562,006	1.1%
5 FMS Wertmanagement
AoeR	1.000%–2.000% 8/16/19–8/1/22	62,235	61,455	0.1%
International Bank for
Reconstruction &
Development	0.875%–2.250% 3/15/19–10/7/22	471,560	465,927	0.9%
International Finance
Corp.	1.125%–1.750% 9/16/19–7/20/21	66,185	65,577	0.1%
5 KFW	1.000%–4.875% 2/6/19–10/4/22	651,175	648,247	1.3%
4 Sovereign Bonds—Other †			2,220,025	4.3%
Total Sovereign Bonds (Cost $4,057,468)			4,023,237	7.8%
Taxable Municipal Bonds (Cost $ 61,735) †			61,595	0.1%

		Shares
Temporary Cash Investment
Money Market Fund
6 Vanguard Market Liquidity Fund
(Cost $1,025,823)	1.458%	10,257,266	1,025,829	2.0%
Total Investments (Cost $52,694,709)			52,207,445	101.2%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			2,828
Receivables for Investment Securities Sold			48,017
Receivables for Accrued Income			276,034
Receivables for Capital Shares Issued			327,829
Other Assets			3,280
Total Other Assets			657,988	1.3%
Liabilities
Payables for Investment Securities Purchased			(1,206,576)
Payables for Capital Shares Redeemed			(42,478)
Payables for Distributions			(4,188)
Payables to Vanguard			(17,645)
Other Liabilities			(1,717)
Total Liabilities			(1,272,604)	(2.5%)
Net Assets			51,592,829	100.0%

18

Short-Term Bond Index Fund

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	52,099,776
Undistributed Net Investment Income	136
Accumulated Net Realized Losses	(19,819)
Unrealized Appreciation (Depreciation)	(487,264)
Net Assets	51,592,829

Investor Shares—Net Assets
Applicable to 148,818,940 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,544,680
Net Asset Value Per Share—Investor Shares	$10.38

ETF Shares—Net Assets
Applicable to 302,212,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	23,902,378
Net Asset Value Per Share—ETF Shares	$79.09

Admiral Shares—Net Assets
Applicable to 1,544,767,544 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,034,033
Net Asset Value Per Share—Admiral Shares	$10.38

Institutional Shares—Net Assets
Applicable to 484,938,644 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,033,405
Net Asset Value Per Share—Institutional Shares	$10.38

Institutional Plus Shares—Net Assets
Applicable to 489,257,840 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,078,333
Net Asset Value Per Share—Institutional Plus Shares	$10.38

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $318,092,000, representing 0.6% of net assets.
5 Guaranteed by the Federal Republic of Germany.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Bond Index Fund

Statement of Operations

Year Ended
December31,2017
($000)
Investment Income
Income
Interest[1]	848,317
Total Income	848,317
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,564
Management and Administrative—Investor Shares	2,046
Management and Administrative—ETF Shares	12,074
Management and Administrative—Admiral Shares	8,094
Management and Administrative—Institutional Shares	2,106
Management and Administrative—Institutional Plus Shares	1,548
Marketing and Distribution—Investor Shares	356
Marketing and Distribution—ETF Shares	1,188
Marketing and Distribution—Admiral Shares	1,358
Marketing and Distribution—Institutional Shares	155
Marketing and Distribution—Institutional Plus Shares	60
Custodian Fees	232
Auditing Fees	50
Shareholders’ Reports and Proxy—Investor Shares	134
Shareholders’ Reports and Proxy—ETF Shares	1,562
Shareholders’ Reports and Proxy—Admiral Shares	1,015
Shareholders’ Reports and Proxy—Institutional Shares	51
Shareholders’ Reports and Proxy—Institutional Plus Shares	66
Trustees’ Fees and Expenses	39
Total Expenses	33,698
Net Investment Income	814,619
Realized Net Gain (Loss)
Investment Securities Sold[1]	(15,252)
Futures Contracts	(109)
Realized Net Gain (Loss)	(15,361)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(231,853)
Futures Contracts	72
Change in Unrealized Appreciation (Depreciation)	(231,781)
Net Increase (Decrease) in Net Assets Resulting from Operations	567,477

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,066,000, ($8,000), and $6,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	814,619	657,870
Realized Net Gain (Loss)	(15,361)	30,697
Change in Unrealized Appreciation (Depreciation)	(231,781)	(90,945)
Net Increase (Decrease) in Net Assets Resulting from Operations	567,477	597,622
Distributions
Net Investment Income
Investor Shares	(27,151)	(31,484)
ETF Shares	(365,424)	(273,260)
Admiral Shares	(260,776)	(223,480)
Institutional Shares	(83,522)	(71,972)
Institutional Plus Shares	(77,791)	(57,728)
Realized Capital Gain[1]
Investor Shares	(52)	(350)
ETF Shares	(622)	(3,210)
Admiral Shares	(450)	(2,498)
Institutional Shares	(141)	(808)
Institutional Plus Shares	(126)	(660)
Total Distributions	(816,055)	(665,450)
Capital Share Transactions
Investor Shares	(314,174)	(440,155)
ETF Shares	4,443,947	2,206,833
Admiral Shares	776,598	691,272
Institutional Shares	93,631	466,961
Institutional Plus Shares	766,304	838,693
Net Increase (Decrease) from Capital Share Transactions	5,766,306	3,763,604
Total Increase (Decrease)	5,517,728	3,695,776
Net Assets
Beginning of Period	46,075,101	42,379,325
End of Period[2]	51,592,829	46,075,101

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $3,541,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $136,000 and $133,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.43	$10.43	$10.48	$10.49	$10.63
Investment Operations
Net Investment Income	.164[1]	.146	.130	.116	.116
Net Realized and Unrealized Gain (Loss)
on Investments	(. 050)	. 002	(. 040)	. 005	(.109)
Total from Investment Operations	.114	.148	.090	.121	.007
Distributions
Dividends from Net Investment Income	(.164)	(.146)	(.130)	(.116)	(.116)
Distributions from Realized Capital Gains	(.000)[2]	(. 002)	(. 010)	(. 015)	(. 031)
Total Distributions	(.164)	(.148)	(.140)	(.131)	(.147)
Net Asset Value, End of Period	$10.38	$10.43	$10.43	$10.48	$10.49

Total Return[3]	1.10%	1.41%	0.85%	1.16%	0.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,545	$1,865	$2,307	$2,667	$3,003
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.16%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.57%	1.38%	1.23%	1.10%	1.09%
Portfolio Turnover Rate [4]	50%	51%	52%	45%	50%

1 Calculated based on average shares outstanding.
2 Distribution was less than $.001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$79.44	$79.49	$79.87	$79.89	$80.94
Investment Operations
Net Investment Income	1.314[1]	1.172	1.039	.959	.950
Net Realized and Unrealized Gain (Loss)
on Investments	(. 362)	(. 037)	(. 303)	. 094	(. 813)
Total from Investment Operations	.952	1.135	.736	1.053	.137
Distributions
Dividends from Net Investment Income	(1.300)	(1.172)	(1.039)	(.959)	(.950)
Distributions from Realized Capital Gains	(. 002)	(. 013)	(. 077)	(.114)	(. 237)
Total Distributions	(1.302)	(1.185)	(1.116)	(1.073)	(1.187)
Net Asset Value, End of Period	$79.09	$79.44	$79.49	$79.87	$79.89

Total Return	1.20%	1.42%	0.92%	1.32%	0.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,902	$19,576	$17,402	$15,655	$13,926
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.65%	1.46%	1.30%	1.20%	1.19%
Portfolio Turnover Rate[2]	50%	51%	52%	45%	50%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.43	$10.43	$10.48	$10.49	$10.63
Investment Operations
Net Investment Income	.172[1]	.154	.137	.126	.127
Net Realized and Unrealized Gain (Loss)
on Investments	(. 050)	. 002	(. 040)	. 005	(.109)
Total from Investment Operations	.122	.156	.097	.131	.018
Distributions
Dividends from Net Investment Income	(.172)	(.154)	(.137)	(.126)	(.127)
Distributions from Realized Capital Gains	(.000)[2]	(. 002)	(. 010)	(. 015)	(. 031)
Total Distributions	(.172)	(.156)	(.147)	(.141)	(.158)
Net Asset Value, End of Period	$10.38	$10.43	$10.43	$10.48	$10.49

Total Return[3]	1.18%	1.49%	0.92%	1.26%	0.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,034	$15,335	$14,662	$13,212	$5,035
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.65%	1.46%	1.30%	1.20%	1.19%
Portfolio Turnover Rate [4]	50%	51%	52%	45%	50%

1 Calculated based on average shares outstanding.
2 Distribution was less than $.001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
24

Short-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.43	$10.43	$10.48	$10.49	$10.63
Investment Operations
Net Investment Income	.174[1]	.156	.140	.130	.130
Net Realized and Unrealized Gain (Loss)
on Investments	(. 050)	. 002	(. 040)	. 005	(.109)
Total from Investment Operations	.124	.158	.100	.135	.021
Distributions
Dividends from Net Investment Income	(.174)	(.156)	(.140)	(.130)	(.130)
Distributions from Realized Capital Gains	(.000)[2]	(. 002)	(. 010)	(. 015)	(. 031)
Total Distributions	(.174)	(.158)	(.150)	(.145)	(.161)
Net Asset Value, End of Period	$10.38	$10.43	$10.43	$10.48	$10.49

Total Return	1.20%	1.51%	0.95%	1.29%	0.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,033	$4,963	$4,506	$4,505	$3,282
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.48%	1.33%	1.23%	1.22%
Portfolio Turnover Rate [3]	50%	51%	52%	45%	50%

1 Calculated based on average shares outstanding.
2 Distribution was less than $.001 per share.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
25

Short-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.43	$10.43	$10.48	$10.49	$10.63
Investment Operations
Net Investment Income	.175[1]	.158	.142	.132	.132
Net Realized and Unrealized Gain (Loss)
on Investments	(. 050)	. 002	(. 040)	. 005	(.109)
Total from Investment Operations	.125	.160	.102	.137	.023
Distributions
Dividends from Net Investment Income	(.175)	(.158)	(.142)	(.132)	(.132)
Distributions from Realized Capital Gains	(.000)[2]	(. 002)	(. 010)	(. 015)	(. 031)
Total Distributions	(.175)	(.160)	(.152)	(.147)	(.163)
Net Asset Value, End of Period	$10.38	$10.43	$10.43	$10.48	$10.49

Total Return	1.21%	1.52%	0.97%	1.31%	0.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,078	$4,336	$3,502	$2,515	$1,868
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	1.68%	1.49%	1.35%	1.25%	1.24%
Portfolio Turnover Rate [3]	50%	51%	52%	45%	50%

1 Calculated based on average shares outstanding.
2 Distribution was less than $.001 per share.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at December 31, 2017.

27

Short-Term Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the fund had contributed to Vanguard capital in the amount of $2,828,000, representing 0.01% of the fund’s net assets and 1.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

28

Short-Term Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of December 31,
2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	32,978,993	—
Corporate Bonds	—	14,117,791	—
Sovereign Bonds	—	4,023,237	—
Taxable Municipal Bonds	—	61,595	—
Temporary Cash Investments	1,025,829	—	—
Total	1,025,829	51,181,616	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2017, the fund realized $3,347,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2017, the fund had available capital losses totaling $19,870,000 that may be carried forward indefinitely to offset future net capital gains.

At December 31, 2017, the cost of investment securities for tax purposes was $52,694,709,000. Net unrealized depreciation of investment securities for tax purposes was $487,264,000, consisting of unrealized gains of $33,841,000 on securities that had risen in value since their purchase and $521,105,000 in unrealized losses on securities that had fallen in value since their purchase.

29

Short-Term Bond Index Fund

E. During the year ended December 31, 2017, the fund purchased $8,665,853,000 of investment securities and sold $6,533,790,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $22,612,498,000 and $19,049,908,000, respectively. Total purchases and sales include $6,330,648,000 and $1,275,841,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	404,865	38,751	626,525	59,436
Issued in Lieu of Cash Distributions	24,088	2,305	27,845	2,641
Redeemed	(743,127)	(71,114)	(1,094,525)	(104,304)
Net Increase (Decrease)—Investor Shares	(314,174)	(30,058)	(440,155)	(42,227)
ETF Shares
Issued	5,685,314	71,400	3,809,911	47,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,241,367)	(15,600)	(1,603,078)	(19,900)
Net Increase (Decrease)—ETF Shares	4,443,947	55,800	2,206,833	27,500
Admiral Shares
Issued	5,012,766	479,769	5,112,939	485,359
Issued in Lieu of Cash Distributions	225,667	21,598	195,612	18,559
Redeemed	(4,461,835)	(427,170)	(4,617,279)	(438,600)
Net Increase (Decrease)—Admiral Shares	776,598	74,197	691,272	65,318
Institutional Shares
Issued	2,000,150	191,403	2,064,165	195,911
Issued in Lieu of Cash Distributions	76,468	7,319	67,338	6,389
Redeemed	(1,982,987)	(189,777)	(1,664,542)	(158,147)
Net Increase (Decrease)—Institutional Shares	93,631	8,945	466,961	44,153
Institutional Plus Shares
Issued	2,029,693	194,290	1,265,556	120,597
Issued in Lieu of Cash Distributions	73,094	6,995	53,256	5,053
Redeemed	(1,336,483)	(127,812)	(480,119)	(45,541)
Net Increase (Decrease)—Institutional Plus Shares	766,304	73,473	838,693	80,109

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

30

Intermediate-Term Bond Index Fund

Fund Profile
As of December 31, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBIIX	BIV	VBILX	VBIMX	VBIUX
Expense Ratio[1]	0.15%	0.07%	0.07%	0.05%	0.04%
30-Day SEC Yield	2.64%	2.72%	2.72%	2.74%	2.75%

Financial Attributes
		Bloomberg
		Barclays
		5–10 Year	Bloomberg
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,890	1,951	9,706
Yield to Maturity
(before expenses)	2.8%	2.8%	2.7%
Average Coupon	2.8%	2.9%	3.0%
Average Duration	6.4 years	6.4 years	6.1 years
Average Effective
Maturity	7.2 years	7.2 years	8.3 years
Short-Term
Reserves	1.1%	—	—

Sector Diversification (% of portfolio)
Finance	15.0%
Foreign	5.6
Industrial	24.8
Treasury/Agency	52.2
Utilities	2.1
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays
	5–10 Year
	Gov/	Bloomberg
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.98
Beta	1.05	1.36

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	52.2%
Aaa	2.7
Aa	3.6
A	16.8
Baa	24.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	0.1
3 - 5 Years	1.3
5 - 10 Years	98.3

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares.

31

Intermediate-Term Bond Index Fund

Investment Focus

32

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2007, Through December 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund
Investor Shares	3.76%	2.15%	4.89%	$16,117
Spliced Bloomberg Barclays U.S. 5–10
Year Government/Credit Float Adjusted
Index	3.81	2.29	5.00	16,291
Spliced Intermediate Investment-Grade
Debt Funds Average	3.56	1.96	3.72	14,412
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	3.63	2.10	4.03	14,845

For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund
ETF Shares Net Asset Value	3.80%	2.23%	4.98%	$16,254
Spliced Bloomberg Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	3.81	2.29	5.00	16,291
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	14,845

See Financial Highlights for dividend and capital gains information.

33

Intermediate-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund Admiral
Shares	3.85%	2.24%	4.99%	$16,267
Spliced Bloomberg Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	3.81	2.29	5.00	16,291
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	14,845

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund
Institutional Shares	3.87%	2.26%	5.02%	$8,160,298
Spliced Bloomberg Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	3.81	2.29	5.00	8,145,718
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	7,422,440

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(11/30/2011)	Investment
Intermediate-Term Bond Index Fund
Institutional Plus Shares	3.88%	2.28%	3.33%	$122,040,634
Bloomberg Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	3.81	2.29	3.34	122,136,882
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	3.63	2.10	2.62	117,071,799

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: December 31, 2007, Through December 31, 2017
	One	Five	Ten
	Year	Years	Years
Intermediate-Term Bond Index Fund ETF Shares
Market Price	3.53%	11.36%	61.86%
Intermediate-Term Bond Index Fund ETF Shares
Net Asset Value	3.80	11.67	62.54
Spliced Bloomberg Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	3.81	12.00	62.91

34

Intermediate-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2007, Through December 31, 2017
				Spliced
				Bloomberg
				Barclays
				5–10 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.93%	0.00%	4.93%	5.06%
2009	4.69	2.10	6.79	6.50
2010	4.26	5.11	9.37	9.44
2011	4.01	6.61	10.62	10.79
2012	3.23	3.68	6.91	7.22
2013	2.71	-6.25	-3.54	-3.37
2014	2.91	3.94	6.85	6.91
2015	2.62	-1.41	1.21	1.28
2016	2.52	0.23	2.75	3.10
2017	2.59	1.17	3.76	3.81
For a benchmark description, see the Glossary.

35

Intermediate-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury
Note/Bond	1.750%	5/15/23	885,625	863,759	2.5%
United States Treasury
Note/Bond	2.125%	2/29/24	858,570	849,984	2.4%
United States Treasury
Note/Bond	2.500%	8/15/23	740,860	751,047	2.1%
United States Treasury
Note/Bond	2.750%	11/15/23	694,667	713,340	2.0%
United States Treasury
Note/Bond	2.250%	11/15/27	710,698	700,478	2.0%
United States Treasury
Note/Bond	2.375%	5/15/27	694,967	692,903	2.0%
United States Treasury
Note/Bond	2.500%	5/15/24	678,624	686,259	2.0%
United States Treasury
Note/Bond	2.250%	11/15/25	661,942	655,945	1.9%
United States Treasury
Note/Bond	1.625%	5/15/26	679,848	640,335	1.8%
United States Treasury
Note/Bond	2.250%	2/15/27	629,090	620,635	1.8%
United States Treasury
Note/Bond	1.625%	2/15/26	653,299	616,753	1.8%
United States Treasury
Note/Bond	2.000%	11/15/26	615,297	595,300	1.7%
United States Treasury
Note/Bond	2.125%	5/15/25	591,160	582,015	1.7%
United States Treasury
Note/Bond	2.000%	8/15/25	594,527	579,295	1.7%

36

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	2.250%	8/15/27	575,586	567,309	1.6%
United States Treasury
Note/Bond	1.500%	8/15/26	595,211	553,546	1.6%
United States Treasury
Note/Bond	2.125%	9/30/24	515,645	509,117	1.5%
United States Treasury
Note/Bond	2.375%	8/15/24	452,781	454,053	1.3%
United States Treasury
Note/Bond	2.000%	2/15/25	458,951	448,551	1.3%
United States Treasury
Note/Bond	2.125%	11/30/24	454,400	448,366	1.3%
United States Treasury
Note/Bond	2.250%	11/15/24	414,024	411,759	1.2%
United States Treasury
Note/Bond	1.250%	7/31/23	424,150	401,882	1.1%
United States Treasury
Note/Bond	1.375%	8/31/23	390,125	371,898	1.1%
United States Treasury
Note/Bond	2.125%	11/30/23	358,340	355,430	1.0%
United States Treasury
Note/Bond	2.000%	5/31/24	350,350	343,725	1.0%
United States Treasury
Note/Bond	2.750%	2/15/24	332,773	341,455	1.0%
United States Treasury
Note/Bond	2.000%	6/30/24	332,240	325,698	0.9%
United States Treasury
Note/Bond	2.125%	3/31/24	310,775	307,571	0.9%
United States Treasury
Note/Bond	1.500%	3/31/23	281,205	271,056	0.8%
United States Treasury
Note/Bond	1.625%	5/31/23	262,300	254,022	0.7%
United States Treasury
Note/Bond	1.875%	8/31/24	243,078	236,469	0.7%
United States Treasury
Note/Bond	1.375%	9/30/23	202,400	192,754	0.5%
United States Treasury
Note/Bond	2.125%	7/31/24	187,650	185,393	0.5%
United States Treasury
Note/Bond	2.250%	12/31/24	165,000	164,052	0.5%
United States Treasury
Note/Bond	2.000%	2/15/23	159,525	157,855	0.4%
United States Treasury
Note/Bond	1.500%	2/28/23	155,120	149,666	0.4%
United States Treasury
Note/Bond	1.375%	6/30/23	145,120	138,590	0.4%
United States Treasury
Note/Bond	2.000%	4/30/24	127,010	124,709	0.4%
United States Treasury
Note/Bond	2.250%	1/31/24	124,195	123,904	0.3%
United States Treasury
Note/Bond	2.250%	12/31/23	114,925	114,673	0.3%
United States Treasury
Note/Bond	6.250%	8/15/23	76,500	92,612	0.3%

37

Intermediate-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury
	Note/Bond	2.250%	10/31/24	87,120	86,670	0.2%
	United States Treasury
	Note/Bond	1.625%	4/30/23	69,135	67,018	0.2%
	United States Treasury
	Note/Bond	1.625%–7.125%	1/31/23–10/31/23	90,630	94,707	0.3%
					17,842,558	51.1%
Agency Bonds and Notes
1	Federal National
	Mortgage Assn.	2.625%	9/6/24	112,020	113,426	0.3%
	Agency Bonds and Notes—Other †				185,308	0.6%
					298,734	0.9%
Total U.S. Government and Agency Obligations (Cost $18,446,380)					18,141,292	52.0%
Corporate Bonds
Finance
	Banking
[2,3]	Bank of America Corp.	3.419%	12/20/28	69,166	69,018	0.2%
2	Bank of America Corp.	3.093%–4.450%	1/11/23–7/21/28	368,030	380,961	1.1%
	Bank One Corp.	8.000%	4/29/27	7,085	9,452	0.0%
2	JPMorgan Chase & Co.	2.700%–4.250%	1/15/23–5/1/28	354,718	362,023	1.1%
3	Banking—Other †				2,718,054	7.8%
	Brokerage †				214,356	0.6%
	Finance Companies †				76,285	0.2%
3	Insurance †				604,804	1.7%
	Other Finance †				10,777	0.0%
	Real Estate Investment Trusts †				722,490	2.1%
					5,168,220	14.8%
Industrial
3	Basic Industry †				380,212	1.1%
3	Capital Goods †				634,887	1.8%
	Communication
	Verizon Communications Inc.	5.150%	9/15/23	52,694	58,603	0.2%
3	Communication—Other †				1,048,504	3.0%
3	Consumer Cyclical †				1,093,162	3.2%
	Consumer Noncyclical
	Anheuser-Busch InBev
	Finance Inc.	3.650%	2/1/26	104,085	107,361	0.3%
	Anheuser-Busch InBev
	Finance Inc.	3.300%	2/1/23	55,515	56,754	0.2%
3	Consumer Noncyclical—Other †				1,995,924	5.7%
3	Energy †				1,395,714	4.0%
	Other Industrial †				43,070	0.1%
	Technology
	Apple Inc.	2.400%	5/3/23	51,722	51,172	0.1%
3	Technology Other—†				1,411,755	4.1%
	Transportation †				290,183	0.8%
					8,567,301	24.6%

38

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
3 Electric †				663,300	1.9%
Natural Gas †				54,738	0.2%
Other Utility †				14,339	0.0%
				732,377	2.1%
Total Corporate Bonds (Cost $14,302,162)				14,467,898	41.5%
Sovereign Bonds
4 KFW	2.500%	11/20/24	55,040	54,886	0.2%
3 Sovereign Bonds—Other †				1,829,364	5.2%
Total Sovereign Bonds (Cost $1,875,833)				1,884,250	5.4%
Taxable Municipal Bonds (Cost $50,524) †				50,546	0.1%

			Shares
Temporary Cash Investment
Money Market Fund
5 Vanguard Market Liquidity Fund
(Cost $371,555)	1.458%		3,715,263	371,563	1.1%
Total Investments (Cost $35,046,454)				34,915,549	100.1%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				1,917
Receivables for Investment Securities Sold				558,368
Receivables for Accrued Income				248,895
Receivables for Capital Shares Issued				29,787
Other Assets				7,860
Total Other Assets				846,827	2.4%
Liabilities
Payables for Investment Securities Purchased				(827,521)
Payables for Capital Shares Redeemed				(35,378)
Payables for Distributions				(6,431)
Payables to Vanguard				(13,203)
Other Liabilities				(1,723)
Total Liabilities				(884,256)	(2.5%)
Net Assets				34,878,120	100.0%

39

Intermediate-Term Bond Index Fund

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	35,025,010
Overdistributed Net Investment Income	(1,797)
Accumulated Net Realized Losses	(14,188)
Unrealized Appreciation (Depreciation)	(130,905)
Net Assets	34,878,120

Investor Shares—Net Assets
Applicable to 115,091,124 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,306,992
Net Asset Value Per Share—Investor Shares	$11.36

ETF Shares—Net Assets
Applicable to 183,054,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,327,752
Net Asset Value Per Share—ETF Shares	$83.73

Admiral Shares—Net Assets
Applicable to 1,186,737,459 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,476,796
Net Asset Value Per Share—Admiral Shares	$11.36

Institutional Shares—Net Assets
Applicable to 275,366,428 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,127,065
Net Asset Value Per Share—Institutional Shares	$11.36

Institutional Plus Shares—Net Assets
Applicable to 144,372,186 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,639,515
Net Asset Value Per Share—Institutional Plus Shares	$11.36

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $575,025,000, representing 1.6% of net assets.
4 Guaranteed by the Federal Republic of Germany.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
40

Intermediate-Term Bond Index Fund

Statement of Operations

Year Ended
December31,2017
($000)
Investment Income
Income
Interest[1]	867,716
Total Income	867,716
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,027
Management and Administrative—Investor Shares	1,641
Management and Administrative—ETF Shares	7,122
Management and Administrative—Admiral Shares	6,907
Management and Administrative—Institutional Shares	1,218
Management and Administrative—Institutional Plus Shares	512
Marketing and Distribution—Investor Shares	286
Marketing and Distribution—ETF Shares	881
Marketing and Distribution—Admiral Shares	1,099
Marketing and Distribution—Institutional Shares	83
Marketing and Distribution—Institutional Plus Shares	22
Custodian Fees	138
Auditing Fees	48
Shareholders’ Reports and Proxy—Investor Shares	113
Shareholders’ Reports and Proxy—ETF Shares	1,134
Shareholders’ Reports and Proxy—Admiral Shares	452
Shareholders’ Reports and Proxy—Institutional Shares	35
Shareholders’ Reports and Proxy—Institutional Plus Shares	34
Trustees’ Fees and Expenses	24
Total Expenses	22,776
Net Investment Income	844,940
Realized Net Gain (Loss) on Investment Securities Sold[1]	27,773
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	281,559
Net Increase (Decrease) in Net Assets Resulting from Operations	1,154,272

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,896,000, ($26,000), and $6,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
41

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	844,940	684,774
Realized Net Gain (Loss)	27,773	149,012
Change in Unrealized Appreciation (Depreciation)	281,559	(321,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,154,272	512,690
Distributions
Net Investment Income
Investor Shares	(35,465)	(37,231)
ETF Shares	(358,019)	(249,294)
Admiral Shares	(334,883)	(297,013)
Institutional Shares	(76,404)	(68,012)
Institutional Plus Shares	(41,601)	(33,545)
Realized Capital Gain[1]
Investor Shares	(1,251)	(5,915)
ETF Shares	(14,657)	(45,255)
Admiral Shares	(12,887)	(47,835)
Institutional Shares	(2,991)	(10,633)
Institutional Plus Shares	(1,571)	(5,863)
Total Distributions	(879,729)	(800,596)
Capital Share Transactions
Investor Shares	(180,550)	83,064
ETF Shares	3,982,223	3,824,729
Admiral Shares	1,407,121	1,990,311
Institutional Shares	476,321	242,995
Institutional Plus Shares	147,119	435,320
Net Increase (Decrease) from Capital Share Transactions	5,832,234	6,576,419
Total Increase (Decrease)	6,106,777	6,288,513
Net Assets
Beginning of Period	28,771,343	22,482,830
End of Period[2]	34,878,120	28,771,343

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $511,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,797,000) and ($317,000).

See accompanying Notes, which are an integral part of the Financial Statements.
42

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.24	$11.26	$11.46	$11.09	$11.96
Investment Operations
Net Investment Income	. 289[1]	.289	.302	.316	.329
Net Realized and Unrealized Gain (Loss)
on Investments	.132	.025	(.162)	.437	(.745)
Total from Investment Operations	.421	.314	.140	.753	(.416)
Distributions
Dividends from Net Investment Income	(. 290)	(. 289)	(. 302)	(. 316)	(. 329)
Distributions from Realized Capital Gains	(. 011)	(. 045)	(. 038)	(. 067)	(.125)
Total Distributions	(. 301)	(. 334)	(. 340)	(. 383)	(. 454)
Net Asset Value, End of Period	$11.36	$11.24	$11.26	$11.46	$11.09

Total Return[2]	3.76%	2.75%	1.21%	6.85%	-3.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,307	$1,472	$1,397	$1,551	$1,558
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.16%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.54%	2.48%	2.62%	2.76%	2.84%
Portfolio Turnover Rate [3]	55%	57%	51%	60%	70%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
43

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$82.86	$82.95	$84.41	$81.65	$88.07
Investment Operations
Net Investment Income	2.199[1]	2.163	2.227	2.403	2.523
Net Realized and Unrealized Gain (Loss)
on Investments	.925	.244	(1.177)	3.254	(5.499)
Total from Investment Operations	3.124	2.407	1.050	5.657	(2.976)
Distributions
Dividends from Net Investment Income	(2.174)	(2.163)	(2.227)	(2.403)	(2.523)
Distributions from Realized Capital Gains	(. 080)	(. 334)	(. 283)	(. 494)	(. 921)
Total Distributions	(2.254)	(2.497)	(2.510)	(2.897)	(3.444)
Net Asset Value, End of Period	$83.73	$82.86	$82.95	$84.41	$81.65

Total Return	3.80%	2.86%	1.23%	7.00%	-3.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,328	$11,241	$7,569	$4,858	$3,695
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.56%	2.69%	2.86%	2.94%
Portfolio Turnover Rate[2]	55%	57%	51%	60%	70%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
44

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.24	$11.26	$11.46	$11.09	$11.96
Investment Operations
Net Investment Income	. 298[1]	.299	.309	.327	.340
Net Realized and Unrealized Gain (Loss)
on Investments	.132	.025	(.162)	.437	(.745)
Total from Investment Operations	.430	.324	.147	.764	(.405)
Distributions
Dividends from Net Investment Income	(. 299)	(. 299)	(. 309)	(. 327)	(. 340)
Distributions from Realized Capital Gains	(. 011)	(. 045)	(. 038)	(. 067)	(.125)
Total Distributions	(. 310)	(. 344)	(. 347)	(. 394)	(. 465)
Net Asset Value, End of Period	$11.36	$11.24	$11.26	$11.46	$11.09

Total Return[2]	3.85%	2.83%	1.27%	6.96%	-3.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,477	$11,954	$10,061	$8,922	$5,320
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.56%	2.69%	2.86%	2.94%
Portfolio Turnover Rate [3]	55%	57%	51%	60%	70%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
45

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.24	$11.26	$11.46	$11.09	$11.96
Investment Operations
Net Investment Income	. 301[1]	.301	.313	.331	.344
Net Realized and Unrealized Gain (Loss)
on Investments	.131	.025	(.162)	.437	(.745)
Total from Investment Operations	.432	.326	.151	.768	(.401)
Distributions
Dividends from Net Investment Income	(. 301)	(. 301)	(. 313)	(. 331)	(. 344)
Distributions from Realized Capital Gains	(. 011)	(. 045)	(. 038)	(. 067)	(.125)
Total Distributions	(. 312)	(. 346)	(. 351)	(. 398)	(. 469)
Net Asset Value, End of Period	$11.36	$11.24	$11.26	$11.46	$11.09

Total Return	3.87%	2.85%	1.31%	6.99%	-3.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,127	$2,626	$2,399	$1,610	$1,172
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.64%	2.58%	2.72%	2.89%	2.97%
Portfolio Turnover Rate[2]	55%	57%	51%	60%	70%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
46

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.24	$11.26	$11.46	$11.09	$11.96
Investment Operations
Net Investment Income	. 302[1]	.302	.315	.333	.346
Net Realized and Unrealized Gain (Loss)
on Investments	.131	.025	(.162)	.437	(.745)
Total from Investment Operations	.433	.327	.153	.770	(.399)
Distributions
Dividends from Net Investment Income	(. 302)	(. 302)	(. 315)	(. 333)	(. 346)
Distributions from Realized Capital Gains	(. 011)	(. 045)	(. 038)	(. 067)	(.125)
Total Distributions	(. 313)	(. 347)	(. 353)	(. 400)	(. 471)
Net Asset Value, End of Period	$11.36	$11.24	$11.26	$11.46	$11.09

Total Return	3.88%	2.86%	1.33%	7.01%	-3.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,640	$1,478	$1,057	$293	$216
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.59%	2.74%	2.91%	2.99%
Portfolio Turnover Rate[2]	55%	57%	51%	60%	70%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
47

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

48

Intermediate-Term Bond Index Fund

The fund had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,917,000, representing 0.01% of the fund’s net assets and 0.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

49

Intermediate-Term Bond Index Fund

The following table summarizes the market value of the fund’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	18,141,292	—
Corporate Bonds	—	14,467,898	—
Sovereign Bonds	—	1,884,250	—
Taxable Municipal Bonds	—	50,546	—
Temporary Cash Investments	371,563	—	—
Total	371,563	34,543,986	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2017, the fund realized $3,362,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used capital loss carryforwards of $1,856,000 to offset taxable capital gains realized during the year ended December 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. Capital gains required to be distributed in December 2017 included gains realized through October 31, 2017; subsequently, the fund realized losses of $14,188,000, which are deferred and will be treated as realized for tax purposes in 2018.

At December 31, 2017, the cost of investment securities for tax purposes was $35,046,454,000. Net unrealized depreciation of investment securities for tax purposes was $130,905,000, consisting of unrealized gains of $263,987,000 on securities that had risen in value since their purchase and $394,892,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2017, the fund purchased $7,675,367,000 of investment securities and sold $5,311,334,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $15,947,461,000 and $12,602,576,000, respectively. Total purchases and sales include $4,049,867,000 and $132,697,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

50

Intermediate-Term Bond Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2017, such purchases and sales were $1,231,000,000 and $4,694,606,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	349,757	30,691	545,121	46,831
Issued in Lieu of Cash Distributions	33,976	2,981	40,016	3,458
Redeemed	(564,283)	(49,549)	(502,073)	(43,402)
Net Increase (Decrease)—Investor Shares	(180,550)	(15,877)	83,064	6,887
ETF Shares
Issued	4,116,918	49,000	4,294,489	49,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(134,695)	(1,600)	(469,760)	(5,400)
Net Increase (Decrease)—ETF Shares	3,982,223	47,400	3,824,729	44,400
Admiral Shares
Issued	3,893,428	341,773	4,234,295	364,084
Issued in Lieu of Cash Distributions	301,626	26,459	297,311	25,703
Redeemed	(2,787,933)	(244,878)	(2,541,295)	(220,040)
Net Increase (Decrease)—Admiral Shares	1,407,121	123,354	1,990,311	169,747
Institutional Shares
Issued	846,886	74,367	966,901	83,338
Issued in Lieu of Cash Distributions	71,303	6,254	71,755	6,201
Redeemed	(441,868)	(38,833)	(795,661)	(69,040)
Net Increase (Decrease)—Institutional Shares	476,321	41,788	242,995	20,499
Institutional Plus Shares
Issued	332,533	29,206	496,792	42,962
Issued in Lieu of Cash Distributions	22,603	1,983	21,893	1,894
Redeemed	(208,017)	(18,302)	(83,365)	(7,257)
Net Increase (Decrease)—Institutional Plus Shares	147,119	12,887	435,320	37,599

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

51

Long-Term Bond Index Fund

Fund Profile

As of December 31, 2017

Share-Class Characteristics
	Investor		Institutional	Institutional
	Shares	ETF Shares	Shares	Plus Shares
Ticker Symbol	VBLTX	BLV	VBLLX	VBLIX
Expense Ratio[1]	0.15%	0.07%	0.05%	0.04%
30-Day SEC Yield	3.41%	3.49%	3.51%	3.52%

Financial Attributes
		Bloomberg
		Barclays
		Long	Bloomberg
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	2,025	2,074	9,706
Yield to Maturity
(before expenses)	3.5%	3.5%	2.7%
Average Coupon	4.4%	4.4%	3.0%
Average Duration	15.4 years	15.4 years	6.1 years
Average Effective
Maturity	24.2 years	24.0 years	8.3 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Finance	8.7%
Foreign	7.8
Industrial	36.2
Treasury/Agency	41.1
Utilities	6.1
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays
	Long
	Gov/	Bloomberg
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.92
Beta	1.04	2.79

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	41.1%
Aaa	2.4
Aa	5.3
A	22.9
Baa	28.3

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.1%
1 - 3 Years	0.1
5 - 10 Years	1.1
10 - 20 Years	21.8
20 - 30 Years	73.4
Over 30 Years	3.5

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares.

52

Long-Term Bond Index Fund

Investment Focus

53

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2007, Through December 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Bond Index Fund Investor
Shares	10.76%	4.36%	7.17%	$19,979
Spliced Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted
Index	10.72	4.43	7.26	20,153
Corporate A-Rated Debt Funds
Average	5.26	2.88	4.33	15,277
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	3.63	2.10	4.03	14,845

For a benchmark description, see the Glossary.
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Bond Index Fund
ETF Shares Net Asset Value	10.89%	4.46%	7.25%	$20,136
Spliced Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted Index	10.72	4.43	7.26	20,153
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	14,845

See Financial Highlights for dividend and capital gains information.

54

Long-Term Bond Index Fund

		Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Long-Term Bond Index Fund Institutional
Shares	10.87%	4.47%	7.30%	$10,115,099
Spliced Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted Index	10.72	4.43	7.26	10,076,474
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	7,422,440

			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(10/6/2011)	Investment
Long-Term Bond Index Fund Institutional Plus
Shares	10.88%	4.49%	5.58%	$140,262,037
Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted Index	10.72	4.43	5.51	139,692,946
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	3.63	2.10	2.62	117,515,087
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: December 31, 2007, Through December 31, 2017
	One	Five	Ten
	Year	Years	Years
Long-Term Bond Index Fund ETF Shares Market
Price	10.78%	24.39%	100.61%
Long-Term Bond Index Fund ETF Shares Net Asset
Value	10.89	24.39	101.36
Spliced Bloomberg Barclays U.S. Long
Government/Credit Float Adjusted Index	10.72	24.23	101.53

55

Long-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2007, Through December 31, 2017

				Spliced
				Bloomberg
				Barclays
				Long
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	5.81%	2.83%	8.64%	8.44%
2009	5.27	-3.51	1.76	1.92
2010	5.21	5.06	10.27	10.16
2011	5.51	16.55	22.06	22.49
2012	4.23	4.26	8.49	8.79
2013	3.76	-12.89	-9.13	-8.83
2014	4.79	14.93	19.72	19.31
2015	3.73	-7.20	-3.47	-3.31
2016	3.89	2.52	6.41	6.68
2017	4.02	6.74	10.76	10.72
For a benchmark description, see the Glossary.

56

Long-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange
Commission’s website (sec.gov), or you can have it mailed to you without charge by calling
800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on
Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury
Note/Bond	2.750%	8/15/47	184,071	184,244	1.6%
United States Treasury
Note/Bond	3.625%	2/15/44	142,444	166,459	1.5%
United States Treasury
Note/Bond	2.875%	11/15/46	159,264	163,345	1.4%
United States Treasury
Note/Bond	3.000%	5/15/45	149,455	156,952	1.4%
United States Treasury
Note/Bond	2.750%	11/15/47	156,355	156,550	1.4%
United States Treasury
Note/Bond	3.000%	11/15/44	148,056	155,482	1.4%
United States Treasury
Note/Bond	2.875%	5/15/43	150,255	154,340	1.4%
United States Treasury
Note/Bond	3.000%	2/15/47	143,089	150,422	1.3%
United States Treasury
Note/Bond	3.750%	11/15/43	124,610	148,344	1.3%
United States Treasury
Note/Bond	3.625%	8/15/43	117,700	137,359	1.2%
United States Treasury
Note/Bond	2.500%	2/15/45	143,067	136,382	1.2%
United States Treasury
Note/Bond	2.875%	8/15/45	132,712	136,009	1.2%
United States Treasury
Note/Bond	3.375%	5/15/44	116,587	130,687	1.2%
United States Treasury
Note/Bond	2.500%	5/15/46	136,466	129,791	1.2%

57

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	3.125%	2/15/43	119,640	128,520	1.1%
United States Treasury
Note/Bond	3.125%	8/15/44	118,838	127,565	1.1%
United States Treasury
Note/Bond	2.750%	8/15/42	126,358	127,128	1.1%
United States Treasury
Note/Bond	2.500%	2/15/46	128,432	122,211	1.1%
United States Treasury
Note/Bond	2.750%	11/15/42	117,313	117,955	1.0%
United States Treasury
Note/Bond	4.625%	2/15/40	73,261	97,368	0.9%
United States Treasury
Note/Bond	2.250%	8/15/46	105,279	94,932	0.8%
United States Treasury
Note/Bond	3.000%	11/15/45	89,750	94,265	0.8%
United States Treasury
Note/Bond	3.125%	2/15/42	87,402	93,903	0.8%
United States Treasury
Note/Bond	4.750%	2/15/41	67,480	91,551	0.8%
United States Treasury
Note/Bond	3.750%	8/15/41	73,875	87,496	0.8%
United States Treasury
Note/Bond	4.375%	5/15/40	67,098	86,452	0.8%
United States Treasury
Note/Bond	4.375%	11/15/39	63,480	81,651	0.7%
United States Treasury
Note/Bond	3.000%	5/15/47	76,616	80,543	0.7%
United States Treasury
Note/Bond	4.500%	8/15/39	56,381	73,621	0.7%
United States Treasury
Note/Bond	4.250%	11/15/40	52,550	66,689	0.6%
United States Treasury
Note/Bond	4.250%	5/15/39	52,662	66,535	0.6%
United States Treasury
Note/Bond	4.500%	2/15/36	51,185	65,901	0.6%
United States Treasury
Note/Bond	5.375%	2/15/31	49,105	65,217	0.6%
United States Treasury
Note/Bond	4.375%	5/15/41	49,545	64,076	0.6%
United States Treasury
Note/Bond	3.875%	8/15/40	51,315	61,803	0.5%
United States Treasury
Note/Bond	3.125%	11/15/41	49,577	53,265	0.5%
United States Treasury
Note/Bond	6.250%	5/15/30	37,340	52,474	0.5%
United States Treasury
Note/Bond	3.000%	5/15/42	46,600	49,025	0.4%
United States Treasury
Note/Bond	3.500%	2/15/39	41,292	47,118	0.4%
United States Treasury
Note/Bond	4.375%	2/15/38	31,823	40,663	0.4%
United States Treasury
Note/Bond	5.000%	5/15/37	27,434	37,614	0.3%

58

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury
Note/Bond	4.500%	5/15/38	25,300	32,878	0.3%
United States Treasury
Note/Bond	5.250%	2/15/29	21,176	26,960	0.2%
United States Treasury
Note/Bond	6.125%	8/15/29	18,620	25,547	0.2%
United States Treasury
Note/Bond	5.250%	11/15/28	18,830	23,885	0.2%
United States Treasury
Note/Bond	2.250%–5.500%	11/15/27–2/15/37	36,879	42,611	0.4%
				4,433,788	39.2%
Agency Bonds and Notes
1 Federal Home Loan
Mortgage Corp.	6.250%	7/15/32	19,487	27,286	0.3%
Agency Bonds and Notes—Other †				162,339	1.4%
				189,625	1.7%
Total U.S. Government and Agency Obligations (Cost $4,398,043)				4,623,413	40.9%
Corporate Bonds
Finance
Banking
Goldman Sachs Group Inc.	6.750%	10/1/37	18,840	25,226	0.2%
2 Banking—Other †				515,900	4.6%
Brokerage †				17,371	0.2%
Finance Companies
GE Capital International
Funding Co. Unlimited Co.	4.418%	11/15/35	39,416	42,643	0.4%
Finance Companies—Other †				2,189	0.0%
2 Insurance †				320,198	2.8%
Real Estate Investment Trusts †				46,578	0.4%
				970,105	8.6%
Industrial
2 Basic Industry †				254,921	2.3%
2 Capital Goods †				301,573	2.7%
Communication
AT&T Corp.	8.250%	11/15/31	1,842	2,555	0.0%
2 AT&T Inc.	4.100%–6.375%	2/15/28–8/14/58	194,472	196,111	1.7%
Verizon Communications
Inc.	3.850%–5.500%	8/10/33–3/15/55	160,540	163,858	1.5%
2 Communication—Other †				477,563	4.2%
2 Consumer Cyclical †				385,447	3.4%
Consumer Noncyclical
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	38,279	44,316	0.4%
2 Consumer Noncyclical—Other †				932,636	8.2%
2 Energy †				638,185	5.6%
Other Industrial †				30,941	0.3%
Technology
Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	110,743	122,611	1.1%
2 Technology—Other †				290,875	2.6%
2 Transportation †				193,975	1.7%
				4,035,567	35.7%

59

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
2 Electric †				618,521	5.5%
Natural Gas †				46,656	0.4%
Other Utility †				13,358	0.1%
				678,535	6.0%
Total Corporate Bonds (Cost $5,208,142)				5,684,207	50.3%
Sovereign Bonds
2 Petroleos Mexicanos	5.500%–6.750%	6/15/35–9/21/47	73,064	73,809	0.7%
United Mexican States	4.350%–7.500%	4/8/33–10/12/10	81,765	89,883	0.8%
Sovereign Bonds—Other †				298,106	2.6%
Total Sovereign Bonds (Cost $436,372)				461,798	4.1%
Taxable Municipal Bonds
Illinois GO	5.100%	6/1/33	24,940	24,899	0.2%
Taxable Municipal Bonds—Other †				395,272	3.5%
Total Taxable Municipal Bonds (Cost $351,811)				420,171	3.7%

			Shares
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $41,280)	1.458%		412,773	41,282	0.3%
Total Investments (Cost $10,435,648)				11,230,871	99.3%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				605
Receivables for Investment Securities Sold				42,720
Receivables for Accrued Income				114,425
Receivables for Capital Shares Issued				5,412
Other Assets				387
Total Other Assets				163,549	1.5%
Liabilities
Payables for Investment Securities Purchased				(76,182)
Payables for Capital Shares Redeemed				(5,193)
Payables for Distributions				(1,879)
Payables to Vanguard				(5,038)
Other liabiliites				(375)
Total Liabilities				(88,667)	(0.8%)
Net Assets				11,305,753	100.0%

60

Long-Term Bond Index Fund

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	10,494,552
Overdistributed Net Investment Income	(417)
Accumulated Net Realized Gains	16,395
Unrealized Appreciation (Depreciation)	795,223
Net Assets	11,305,753

Investor Shares—Net Assets
Applicable to 211,204,265 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,046,508
Net Asset Value Per Share—Investor Shares	$14.42

ETF Shares—Net Assets
Applicable to 25,200,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,391,613
Net Asset Value Per Share—ETF Shares	$94.91

Institutional Shares—Net Assets
Applicable to 176,935,545 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,552,202
Net Asset Value Per Share—Institutional Shares	$14.42

Institutional Plus Shares—Net Assets
Applicable to 229,847,772 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,315,430
Net Asset Value Per Share—Institutional Plus Shares	$14.42

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $177,003,000, representing 1.6% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Long-Term Bond Index Fund

Statement of Operations

Year Ended
December31,2017
($000)
Investment Income
Income
Interest[1]	396,892
Total Income	396,892
Expenses
The Vanguard Group—Note B
Investment Advisory Services	326
Management and Administrative—Investor Shares	3,433
Management and Administrative—ETF Shares	776
Management and Administrative—Institutional Shares	1,035
Management and Administrative—Institutional Plus Shares	982
Marketing and Distribution—Investor Shares	481
Marketing and Distribution—ETF Shares	135
Marketing and Distribution—Institutional Shares	58
Marketing and Distribution—Institutional Plus Shares	40
Custodian Fees	66
Auditing Fees	46
Shareholders’ Reports and Proxy—Investor Shares	216
Shareholders’ Reports and Proxy—ETF Shares	471
Shareholders’ Reports and Proxy—Institutional Shares	8
Shareholders’ Reports and Proxy—Institutional Plus Shares	42
Trustees’ Fees and Expenses	8
Total Expenses	8,123
Net Investment Income	388,769
Realized Net Gain (Loss)
Investment Securities Sold[1]	64,536
Futures Contracts	47
Realized Net Gain (Loss)	64,583
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	609,011
Net Increase (Decrease) in Net Assets Resulting from Operations	1,062,363

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $431,000, $3,000, and $2,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	388,769	365,570
Realized Net Gain (Loss)	64,583	106,495
Change in Unrealized Appreciation (Depreciation)	609,011	77,927
Net Increase (Decrease) in Net Assets Resulting from Operations	1,062,363	549,992
Distributions
Net Investment Income
Investor Shares	(104,672)	(101,859)
ETF Shares	(79,749)	(72,669)
Institutional Shares	(90,360)	(85,614)
Institutional Plus Shares	(114,185)	(105,639)
Realized Capital Gain[1]
Investor Shares	—	(4,591)
ETF Shares	—	(2,850)
Institutional Shares	—	(3,755)
Institutional Plus Shares	—	(4,363)
Total Distributions	(388,966)	(381,340)
Capital Share Transactions
Investor Shares	268,353	144,536
ETF Shares	583,520	(79,978)
Institutional Shares	183,470	(2,391)
Institutional Plus Shares	370,516	179,951
Net Increase (Decrease) from Capital Share Transactions	1,405,859	242,118
Total Increase (Decrease)	2,079,256	410,770
Net Assets
Beginning of Period	9,226,497	8,815,727
End of Period[2]	11,305,753	9,226,497

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $15,559,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($417,000) and ($220,000).

Long-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.51	$13.20	$14.26	$12.41	$14.27
Investment Operations
Net Investment Income	. 519[1]	.529	.546	.556	.557
Net Realized and Unrealized Gain (Loss)
on Investments	.910	.333	(1.025)	1.853	(1.837)
Total from Investment Operations	1.429	.862	(.479)	2.409	(1.280)
Distributions
Dividends from Net Investment Income	(. 519)	(. 529)	(. 546)	(. 556)	(. 557)
Distributions from Realized Capital Gains	—	(. 023)	(. 035)	(. 003)	(. 023)
Total Distributions	(. 519)	(. 552)	(. 581)	(. 559)	(. 580)
Net Asset Value, End of Period	$14.42	$13.51	$13.20	$14.26	$12.41

Total Return[2]	10.76%	6.41%	-3.47%	19.72%	-9.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,047	$2,595	$2,415	$2,594	$2,019
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.16%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.71%	3.72%	3.95%	4.10%	4.21%
Portfolio Turnover Rate [3]	41%	45%	42%	39%	50%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Long-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$88.86	$86.80	$93.73	$81.45	$93.73
Investment Operations
Net Investment Income	3.487[1]	3.558	3.565	3.639	3.813
Net Realized and Unrealized Gain (Loss)
on Investments	6.019	2.212	(6.700)	12.300	(12.129)
Total from Investment Operations	9.506	5.770	(3.135)	15.939	(8.316)
Distributions
Dividends from Net Investment Income	(3.456)	(3.558)	(3.565)	(3.639)	(3.813)
Distributions from Realized Capital Gains	—	(.152)	(. 230)	(. 020)	(.151)
Total Distributions	(3.456)	(3.710)	(3.795)	(3.659)	(3.964)
Net Asset Value, End of Period	$94.91	$88.86	$86.80	$93.73	$81.45

Total Return	10.89%	6.53%	-3.45%	19.89%	-9.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,392	$1,671	$1,693	$1,068	$489
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.79%	3.80%	4.02%	4.20%	4.31%
Portfolio Turnover Rate[2]	41%	45%	42%	39%	50%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.51	$13.20	$14.26	$12.41	$14.27
Investment Operations
Net Investment Income	. 533[1]	.544	.560	.573	.574
Net Realized and Unrealized Gain (Loss)
on Investments	.910	.333	(1.025)	1.853	(1.837)
Total from Investment Operations	1.443	.877	(.465)	2.426	(1.263)
Distributions
Dividends from Net Investment Income	(. 533)	(. 544)	(. 560)	(. 573)	(. 574)
Distributions from Realized Capital Gains	—	(. 023)	(. 035)	(. 003)	(. 023)
Total Distributions	(. 533)	(. 567)	(. 595)	(. 576)	(. 597)
Net Asset Value, End of Period	$14.42	$13.51	$13.20	$14.26	$12.41

Total Return	10.87%	6.51%	-3.37%	19.87%	-9.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,552	$2,216	$2,174	$2,283	$1,784
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	3.81%	3.82%	4.05%	4.23%	4.34%
Portfolio Turnover Rate[2]	41%	45%	42%	39%	50%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
66

Long-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.51	$13.20	$14.26	$12.41	$14.27
Investment Operations
Net Investment Income	. 535[1]	.545	.563	.576	.577
Net Realized and Unrealized Gain (Loss)
on Investments	.910	.333	(1.025)	1.853	(1.837)
Total from Investment Operations	1.445	.878	(.462)	2.429	(1.260)
Distributions
Dividends from Net Investment Income	(. 535)	(. 545)	(. 563)	(. 576)	(. 577)
Distributions from Realized Capital Gains	—	(. 023)	(. 035)	(. 003)	(. 023)
Total Distributions	(. 535)	(. 568)	(. 598)	(. 579)	(. 600)
Net Asset Value, End of Period	$14.42	$13.51	$13.20	$14.26	$12.41

Total Return	10.88%	6.52%	-3.35%	19.89%	-8.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,315	$2,745	$2,533	$2,571	$1,444
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	3.82%	3.83%	4.07%	4.25%	4.36%
Portfolio Turnover Rate[2]	41%	45%	42%	39%	50%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
67

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, ETF Shares, Institutional Shares and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at December 31, 2017.

68

Long-Term Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the fund had contributed to Vanguard capital in the amount of $605,000, representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

69

Long-Term Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of December 31,
2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,623,413	—
Corporate Bonds	—	5,684,207	—
Sovereign Bonds	—	461,798	—
Taxable Municipal Bonds	—	420,171	—
Temporary Cash Investments	41,282	—	—
Total	41,282	11,189,589	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2017, the fund realized $16,064,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $29,177,000 to offset taxable capital gains realized during the year ended December 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2017, the fund had $16,395,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $10,435,648,000. Net unrealized appreciation of investment securities for tax purposes was $795,223,000, consisting of unrealized gains of $831,988,000 on securities that had risen in value since their purchase and $36,765,000 in unrealized losses on securities that had fallen in value since their purchase.

70

Long-Term Bond Index Fund

E. During the year ended December 31, 2017, the fund purchased $2,360,200,000 of investment securities and sold $1,776,792,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,379,770,000 and $2,548,143,000, respectively. Total purchases and sales include $839,062,000 and $182,765,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2017, such purchases and sales were $181,747,000 and $1,099,308,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	793,180	56,836	876,145	61,442
Issued in Lieu of Cash Distributions	91,188	6,507	93,350	6,581
Redeemed	(616,015)	(44,186)	(824,959)	(59,018)
Net Increase (Decrease)—Investor Shares	268,353	19,157	144,536	9,005
ETF Shares
Issued	769,263	8,400	616,810	6,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(185,743)	(2,000)	(696,788)	(7,300)
Net Increase (Decrease)—ETF Shares	583,520	6,400	(79,978)	(700)
Institutional Shares
Issued	642,331	45,827	511,272	35,793
Issued in Lieu of Cash Distributions	86,906	6,204	86,816	6,131
Redeemed	(545,767)	(39,124)	(600,479)	(42,662)
Net Increase (Decrease)—Institutional Shares	183,470	12,907	(2,391)	(738)
Institutional Plus Shares
Issued	797,043	57,074	1,064,565	75,986
Issued in Lieu of Cash Distributions	106,191	7,579	108,738	7,664
Redeemed	(532,718)	(37,998)	(993,352)	(72,423)
Net Increase (Decrease)—Institutional Plus Shares	370,516	26,655	179,951	11,227

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

71

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and Shareholders of Vanguard
Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard
Long-Term Bond Index Fund

Opinions on the Financial Statements
We have audited the accompanying statements of net assets—investments summary of
Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and
Vanguard Long-Term Bond Index Fund (three of the funds constituting Vanguard Bond Index
Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended
December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)
(“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

72

Special 2017 tax information (unaudited) for Vanguard Short-Term Bond Index Fund

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,440,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 84.2% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Intermediate-Term Bond Index Fund

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $36,310,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 84% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Long-Term Bond Index Fund

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The Fund distributed $336,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 82.9% of income dividends are interest-related dividends.

73

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

74

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2017	12/31/2017	Period
Based on Actual Fund Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,000.46	$0.76
ETF Shares	1,000.00	1,001.02	0.35
Admiral Shares	1,000.00	1,000.86	0.35
Institutional Shares	1,000.00	1,000.96	0.25
Institutional Plus Shares	1,000.00	1,001.01	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,008.54	$0.76
ETF Shares	1,000.00	1,008.58	0.35
Admiral Shares	1,000.00	1,008.95	0.35
Institutional Shares	1,000.00	1,009.05	0.25
Institutional Plus Shares	1,000.00	1,009.10	0.20
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,042.30	$0.77
ETF Shares	1,000.00	1,042.75	0.36
Institutional Shares	1,000.00	1,042.82	0.26
Institutional Plus Shares	1,000.00	1,042.87	0.21

75

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2017	12/31/2017	Period
Based on Hypothetical 5% Yearly Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.45	$0.77
ETF Shares	1,000.00	1,024.85	0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Institutional Plus Shares	1,000.00	1,025.00	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.45	$0.77
ETF Shares	1,000.00	1,024.85	0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Institutional Plus Shares	1,000.00	1,025.00	0.20
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.45	$0.77
ETF Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Institutional Plus Shares	1,000.00	1,025.00	0.20

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; for the Intermediate-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares; and for the Long-Term Bond Index Fund, 0.15% for Investor Shares, 0.07% for ETF Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

76

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

77

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced 1–5 Year Investment-Grade Debt Funds Average: Based on average returns for 1–5 Year U.S. Government Funds through December 31, 2001, and average returns for 1–5 Year Investment-Grade Debt Funds thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Spliced Bloomberg Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index:

Bloomberg Barclays U.S. 1–5 Year Government/Credit Bond Index through December 31, 2009; Bloomberg Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index:

Bloomberg Barclays U.S. 5–10 Year Government/Credit Bond Index through December 31, 2009; Bloomberg Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. Long Government/Credit Float Adjusted Index: Bloomberg Barclays U.S. Long Government/Credit Bond Index through December 31, 2009; Bloomberg Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

Spliced Corporate A-Rated Debt Funds Average: Based on average returns for General Government Funds through December 31, 2001, and average returns for Corporate A-Rated Debt Funds thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for Intermediate U.S. Government Funds through December 31, 2001, Intermediate Investment-Grade Debt Funds through August 31, 2013, and Core Bond Funds thereafter.

78

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index, the Bloomberg Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index, and the Bloomberg Barclays U.S. Long Government/Credit Float Adjusted Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Bond Index Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Bond Index Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Bond Index Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Bond Index Funds or the owners of the Bond Index Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Bond Index Funds. Investors acquire the Bond Index Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Bond Index Funds. The Bond Index Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Bond Index Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Bond Index Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Bond Index Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Bond Index Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Bond Index Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Bond Index Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Bond Index Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BOND INDEX FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

79

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Christine M. Buchanan

Born 1970. Treasurer Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Global Head of Vanguard Fund Administration at The Vanguard Group; Partner at KPMG LLP (2005–2017).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group

and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Finance Director Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Director of Vanguard Marketing Corporation; Treasurer of each of the investment companies served by The Vanguard Group (February 2017–November 2017); Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3140 022018

Annual Report | December 31, 2017
Vanguard Total Bond Market Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Results of Proxy Voting.	7
Fund Profile.	9
Performance Summary.	11
Financial Statements.	14
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended December 31, 2017, Vanguard Total Bond Market Index Fund returned 3.45% for Investor Shares. The result closely matched the benchmark index’s return of 3.63% after taking costs into account. The average return of peer funds was 3.56%.

• The yield curve flattened over the period. Solid economic data and a strong labor market prompted the Federal Reserve to raise the federal funds rate target three times in 2017. That pushed up short-term rates, while longer-term rates eased lower on dimmer longer-range prospects for faster economic growth and higher inflation.

• U.S. Treasuries returned about 2.3% and mortgage-backed securities slightly more than that. Corporate bonds returned about 6.4%, with their average yield over Treasuries narrowing a little amid the uptick in growth.

• Lower-quality investment-grade bonds outpaced higher-quality bonds.

• By maturity, long-term bonds significantly outpaced their intermediate- and short-term counterparts.

Total Returns: Fiscal Year Ended December 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	2.45%	2.46%	0.99%	3.45%
ETF Shares	2.56
Market Price				3.54
Net Asset Value				3.62
Admiral™ Shares	2.56	2.57	0.99	3.56
Institutional Shares	2.56	2.58	0.99	3.57
Institutional Plus Shares	2.58	2.59	0.99	3.58
Institutional Select Shares	2.59	2.61	0.99	3.60
Bloomberg Barclays U.S. Aggregate Float Adjusted Index				3.63
Core Bond Funds Average				3.56

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Ten Years Ended December 31, 2017
Average
Annual Return
Total Bond Market Index Fund Investor Shares	3.84%
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	4.03
Spliced Intermediate Investment-Grade Debt Funds Average	3.72

For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Institutional	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Plus Shares	Select Shares	Average
Total Bond Market
Index Fund	0.15%	0.05%	0.05%	0.04%	0.03%	0.01%	0.78%

The fund expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the fund’s expense ratios were 0.15% for Investor Shares, 0.05% for ETF Shares, 0.05% for Admiral Shares, 0.04% for Institutional Shares, 0.03% for Institutional Plus Shares, and 0.01% for Institutional Select Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Core Bond Funds Average.

2

Chairman’s Perspective

Bill McNabb
Chairman

Dear Shareholder,

Lately I’ve been asked a lot about my legacy. And candidly, that phrase bugs me—it isn’t my legacy. Vanguard’s success is a result of thousands of my colleagues committing to a clear mission: helping investors achieve their financial goals.

The reason the topic has come up is that on December 31, 2017, I officially stepped down as Vanguard’s CEO after almost a decade in that role. I’ll remain chairman for a period to be determined by the board of directors. Tim Buckley, who was previously Vanguard’s president and chief investment officer, was elected CEO. I can’t think of a better successor.

I’ve spent 32 years at Vanguard—almost my entire professional life—and during that time I’ve had the good fortune of working with smart, principled colleagues from across the world. I’ve learned from each of them.

In particular, I would like to thank Jack Bogle, our founder, who took a chance on me when I was a young business school graduate, and Jack Brennan, my predecessor as CEO, who constantly challenged me with new roles and responsibilities.

When you’re just starting out, there is nothing quite like getting votes of confidence from people you respect.

The short list

A milestone like this naturally brings about some reflection. With that in mind, here’s a tally—by no means exhaustive—of the accomplishments that we at Vanguard are proud of:

Low costs. Over the last decade, we cut our average asset-weighted expense ratio by about 50%.1 This isn’t a result of some contrived price war. Since its founding, Vanguard has emphasized the benefits of low-cost investing. As Jack Bogle once said: “The honest steward who charges least, wins most. But not for himself; for those investors who entrust their assets to his care. It is not all that complicated.”

Global diversification. Through our thought leadership and investment options, such as our target-date funds, Vanguard has encouraged clients to obtain exposure to international markets.

Global diversification isn’t just about helping to control risk—it can also be a way of expanding your set of opportunities and harnessing the potential of all markets.

Market Barometer
		Average Annual Total Returns
	Periods Ended December 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.69%	11.23%	15.71%
Russell 2000 Index (Small-caps)	14.65	9.96	14.12
Russell 3000 Index (Broad U.S. market)	21.13	11.12	15.58
FTSE All-World ex US Index (International)	27.11	8.27	7.19

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	3.54%	2.24%	2.10%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.45	2.98	3.02
Citigroup Three-Month U.S. Treasury Bill Index	0.84	0.37	0.23

CPI
Consumer Price Index	2.11%	1.64%	1.43%

1 Source: Vanguard calculation, based on data from Morningstar, Inc., as of December 31, 2016.

4

I’ve been glad to see more and more clients embracing global diversification. I believe this trend will continue as Vanguard’s way of investing takes hold in international markets.

Affordable advice. In the wake of the 2008–2009 Global Financial Crisis, we began working on a new advice model. In 2015, we launched Vanguard Personal Advisor Services®, a hybrid advice offering that delivers value through a combination of a professional advisor and powerful digital technology at a competitive price.

Across the industry, we’ve seen the cost of providing advice coming down. Traditional advisors are embracing low-cost investments, and that, in turn, helps them reduce costs for their own clients. This is a trend that all of us at Vanguard would like to see continue.

Great people. I’ve interacted with hundreds of companies of all sizes and in all industries, and the one quality that sets Vanguard apart from most of them is our emphasis on people. It’s a testament to our culture that colleagues spend 15, 20, or, as in my case, more than 30 years of their professional lives here. Investors benefit because we have consistent, experienced fund management teams and a deep bench of talent that ensures that things go smoothly when it’s time for a transition.

We’ve done a great job attracting new talent, too. We made some notable additions to senior management in the last two years, and we’re continuously grooming our next generation of leaders.

Ready for what comes next

When I was contemplating coming to work at Vanguard, I sat down with my rowing coach at his home in Philadelphia. Over cheesesteaks, he told me that the most important thing was to work for a company that had the same values I held deeply. He was like a second father to me, so I trusted his judgment at a time when I wasn’t so sure about my own. Back then, I never could have anticipated the success Vanguard would have in the coming decades.

I’m no better at predicting the future now. Vanguard has enjoyed significant growth in the last few years, and that presents its own unique set of challenges and opportunities, such as the role we’re playing in advocating for better corporate governance among companies our funds invest in. And the asset management industry is confronting significant changes brought on by technology, shifting demographics, and new regulations.

Although the future is uncertain, I’m confident that Vanguard is well-prepared to tackle whatever comes its way. And one thing I’m sure of: There are big parts of the world that would be well-served by our way of investing.

5

It’s humbling to think about the impact the work we do at Vanguard has on clients who are trying to raise a family, buy a first home, save for college, or prepare for retirement. I’ve always tried to make decisions with investors’ best interests in mind. It has been a privilege working with people who hold to that same ideal.

Thank you for entrusting us with your assets.

Sincerely,

F. William McNabb III
Chairman
January 1, 2018

6

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	26,722,274,549	429,483,723	98.4%
Emerson U. Fullwood	26,714,366,172	437,392,100	98.4%
Amy Gutmann	26,712,915,408	438,842,863	98.4%
JoAnn Heffernan Heisen	26,721,561,272	430,196,999	98.4%
F. Joseph Loughrey	26,717,701,002	434,057,269	98.4%
Mark Loughridge	26,720,437,223	431,321,049	98.4%
Scott C. Malpass	26,702,773,184	448,985,088	98.3%
F. William McNabb III	26,712,434,734	439,323,538	98.4%
Deanna Mulligan	26,719,931,246	431,827,026	98.4%
André F. Perold	26,676,518,168	475,240,103	98.3%
Sarah Bloom Raskin	26,713,372,343	438,385,928	98.4%
Peter F. Volanakis	26,706,957,628	444,800,644	98.4%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total Bond Market
Index Fund	8,570,955,323	443,571,055	317,561,657	788,366,690	84.7%

7

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total Bond Market
Index Fund	8,657,891,840	420,725,267	253,470,929	788,366,690	85.5%

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total Bond Market
Index Fund	1,852,140,093	888,394,816	6,591,553,127	788,366,689	18.3%

8

Total Bond Market Index Fund

Fund Profile
As of December 31, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares	Select Shares
Ticker Symbol	VBMFX	BND	VBTLX	VBTIX	VBMPX	VTBSX
Expense Ratio[1]	0.15%	0.05%	0.05%	0.04%	0.03%	0.01%
30-Day SEC Yield	2.45%	2.56%	2.56%	2.56%	2.58%	2.59%

Financial Attributes
		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index
Number of Bonds	8,345	9,706
Yield to Maturity
(before expenses)	2.7%	2.7%
Average Coupon	3.0%	3.0%
Average Duration	6.1 years	6.1 years
Average Effective
Maturity	8.4 years	8.3 years
Short-Term
Reserves	2.5%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.4%
Commercial Mortgage-Backed	1.8
Finance	8.9
Foreign	5.5
Government Mortgage-Backed	21.3
Industrial	17.4
Treasury/Agency	42.5
Utilities	2.0
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Bloomberg
Barclays U.S.
Aggregate
Float Adjusted
Index
R-Squared	0.99
Beta	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	63.9%
Aaa	5.3
Aa	3.6
A	12.5
Baa	14.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.5%
1 - 3 Years	22.4
3 - 5 Years	20.3
5 - 10 Years	39.4
10 - 20 Years	3.8
20 - 30 Years	13.0
Over 30 Years	0.6

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the expense ratios were 0.15% for Investor Shares, 0.05% for ETF Shares, 0.05% for Admiral Shares, 0.04% for Institutional Shares, 0.03% for Institutional Plus Shares, and 0.01% for Institutional Select Shares.

9

Total Bond Market Index Fund

Investment Focus

10

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2007, Through December 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund
Investor Shares	3.45%	1.91%	3.84%	$14,571
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	3.63	2.10	4.03	14,845
Spliced Intermediate
Investment-Grade Debt Funds
Average	3.56	1.96	3.72	14,412

For a benchmark description, see the Glossary.

Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund ETF Shares
Net Asset Value	3.62%	2.04%	3.95%	$14,725
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	14,845

See Financial Highlights for dividend and capital gains information.

11

Total Bond Market Index Fund

	Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Admiral Shares	3.56%	2.02%	3.95%	$14,727
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	14,845

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Shares	3.57%	2.03%	3.97%	$7,380,934
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	7,422,440

				Final Value
	One	Five	Ten	of a $100,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Plus Shares	3.58%	2.05%	3.98%	$147,792,586
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	4.03	148,448,796

The creation of the Institutional Plus Shares occurred on February 5, 2010, when Vanguard Total Bond Market Index Fund acquired the net assets of Vanguard Institutional Total Bond Market Index Fund. For the periods ended December 31, 2017, the returns and other data shown in the table above reflect a blend of historical performance of the fund’s Institutional Shares prior to February 5, 2010, and of the Institutional Plus Shares from then on.

		Since	Final Value
	One	Inception	of a $3,000,000,000
	Year	(6/24/2016)	Investment
Total Bond Market Index Fund Institutional
Select Shares	3.60%	0.87%	$3,039,606,703
Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	0.98	3,069,800,134

"Since Inception" performance is calculated from the Institutional Select Shares’ inception date for both the fund and its comparative standard.

12

Total Bond Market Index Fund

Cumulative Returns of ETF Shares: December 31, 2007, Through December 31, 2017

	One	Five	Ten
	Year	Years	Years
Total Bond Market Index Fund ETF Shares Market
Price	3.54%	10.56%	46.54%
Total Bond Market Index Fund ETF Shares Net
Asset Value	3.62	10.62	47.25
Spliced Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	3.63	10.98	48.45

Fiscal-Year Total Returns (%): December 31, 2007, Through December 31, 2017
				Spliced
				Bloomberg
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.85%	0.20%	5.05%	5.24%
2009	4.26	1.67	5.93	5.93
2010	3.55	2.87	6.42	6.58
2011	3.30	4.26	7.56	7.92
2012	2.63	1.42	4.05	4.32
2013	2.29	-4.55	-2.26	-1.97
2014	2.55	3.21	5.76	5.85
2015	2.32	-2.02	0.30	0.44
2016	2.36	0.14	2.50	2.75
2017	2.46	0.99	3.45	3.63
For a benchmark description, see the Glossary.

13

Total Bond Market Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.125%	5/15/25	976,902	961,789	0.5%
	United States Treasury Note/Bond	2.250%	11/15/27	933,151	919,732	0.5%
	United States Treasury Note/Bond	2.625%	11/15/20	853,684	869,025	0.4%
	United States Treasury Note/Bond	1.375%	2/15/20	858,024	848,637	0.4%
1	United States Treasury Note/Bond	1.750%	5/15/23	846,053	825,164	0.4%
	United States Treasury Note/Bond	2.125%	12/31/22	807,558	804,150	0.4%
	United States Treasury Note/Bond	1.625%	3/15/20	796,130	791,401	0.4%
	United States Treasury Note/Bond	3.625%	8/15/19	766,942	788,156	0.4%
	United States Treasury Note/Bond	1.750%	2/28/22	781,447	769,241	0.4%
	United States Treasury Note/Bond	1.000%	3/15/19	769,600	761,904	0.4%
	United States Treasury Note/Bond	2.250%	11/15/25	750,907	744,104	0.4%
	United States Treasury Note/Bond	2.500%	5/15/46	779,992	741,843	0.4%
	United States Treasury Note/Bond	1.500%	10/31/19	741,575	736,592	0.4%
	United States Treasury Note/Bond	2.000%	11/30/22	726,050	719,581	0.4%
	United States Treasury Note/Bond	1.250%	3/31/21	709,298	691,785	0.4%
	United States Treasury Note/Bond	2.875%	11/15/46	660,620	677,545	0.3%
	United States Treasury Note/Bond	1.625%	5/15/26	716,160	674,536	0.3%
	United States Treasury Note/Bond	2.500%	5/15/24	657,918	665,320	0.3%
	United States Treasury Note/Bond	1.625%	2/15/26	694,677	655,817	0.3%
	United States Treasury Note/Bond	1.750%	11/15/20	650,670	646,909	0.3%
	United States Treasury Note/Bond	0.750%	2/15/19	652,862	644,904	0.3%
	United States Treasury Note/Bond	2.125%	2/29/24	632,624	626,298	0.3%
	United States Treasury Note/Bond	2.250%	2/15/27	633,900	625,380	0.3%
	United States Treasury Note/Bond	2.000%	8/15/25	638,325	621,971	0.3%
	United States Treasury Note/Bond	3.125%	5/15/19	606,834	617,168	0.3%
	United States Treasury Note/Bond	2.250%	11/15/24	618,614	615,230	0.3%
	United States Treasury Note/Bond	2.750%	11/15/42	607,599	610,923	0.3%
	United States Treasury Note/Bond	1.500%	8/15/20	601,959	595,374	0.3%
	United States Treasury Note/Bond	2.750%	8/15/42	588,040	591,621	0.3%

14

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	3.000%	5/15/45	559,279	587,332	0.3%
	United States Treasury Note/Bond	3.375%	11/15/19	569,133	584,784	0.3%
	United States Treasury Note/Bond	2.750%	8/15/47	567,283	567,816	0.3%
	United States Treasury Note/Bond	1.500%	8/15/26	607,414	564,895	0.3%
	United States Treasury Note/Bond	0.875%	5/15/19	567,645	560,283	0.3%
	United States Treasury Note/Bond	1.250%	1/31/20	553,500	546,321	0.3%
	United States Treasury Note/Bond	1.125%	9/30/21	564,411	544,566	0.3%
	United States Treasury Note/Bond	1.000%	11/15/19	536,465	527,833	0.3%
	United States Treasury Note/Bond	1.875%	2/28/22	531,386	525,573	0.3%
	United States Treasury Note/Bond	1.875%	7/31/22	530,907	523,607	0.3%
	United States Treasury Note/Bond	3.500%	5/15/20	501,005	519,247	0.3%
	United States Treasury Note/Bond	2.125%	11/30/24	515,680	508,832	0.3%
	United States Treasury Note/Bond	2.125%	9/30/24	515,058	508,537	0.3%
	United States Treasury Note/Bond	2.250%	8/15/27	514,644	507,243	0.3%
	United States Treasury Note/Bond	1.500%	11/30/19	503,150	499,532	0.3%
	United States Treasury Note/Bond	1.250%	10/31/21	514,864	498,774	0.3%
1	United States Treasury Note/Bond	3.625%	2/15/20	477,635	494,648	0.2%
	United States Treasury Note/Bond	1.875%	9/30/22	499,170	491,917	0.2%
1	United States Treasury
	Note/Bond	0.750%–8.875%	11/15/18–11/15/47	47,665,945	48,638,215	24.8%
					79,042,055	40.4%
Agency Bonds and Notes
2	Federal Home Loan
	Mortgage Corp.	0.000%–6.750%	3/27/19–7/15/32	933,887	973,734	0.5%
2	Federal National
	Mortgage Assn.	0.000%–7.250%	12/14/18–7/15/37	1,465,054	1,497,427	0.8%
	Agency Bonds and
	Notes—Other †				1,285,046	0.6%
					3,756,207	1.9%
Conventional Mortgage-Backed Securities
[2,3,4] Fannie Mae Pool		3.500%	1/1/48	547,015	561,801	0.3%
[2,3,4] Fannie Mae Pool		2.000%–9.500%	1/1/18–1/1/48	16,332,118	16,887,786	8.6%
[2,3,4] Freddie Mac Gold Pool		3.500%	1/1/48	645,345	662,789	0.3%
[2,3,4] Freddie Mac Gold Pool		2.000%–10.000%	1/1/18–2/1/48	10,256,612	10,574,095	5.4%
[2,3]	Freddie Mac Non
	Gold Pool	9.500%	3/1/20	1	1	0.0%
[3,4]	Ginnie Mae I Pool	3.000%–10.500%	2/15/25–1/1/48	1,361,812	1,439,467	0.7%
[3,4]	Ginnie Mae II Pool	3.500%	1/1/48	903,445	934,361	0.5%
[3,4]	Ginnie Mae II Pool	2.500%–8.500%	4/20/18–1/1/48	10,307,127	10,667,685	5.5%
					41,727,985	21.3%
Nonconventional Mortgage-Backed Securities
[2,3]	Fannie Mae Pool	2.124%–5.860%	11/1/32–12/1/43	133,454	138,180	0.1%
[2,3]	Freddie Mac Non
	Gold Pool	2.386%–4.865%	4/1/33–11/1/43	38,573	40,107	0.0%
3	Ginnie Mae II Pool	2.250%–3.500%	6/20/29–1/20/44	43,283	44,514	0.0%
					222,801	0.1%
Total U.S. Government and Agency Obligations (Cost $124,965,760)					124,749,048	63.7%
*, [5]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,793,122) † 4,791,045						2.5%

15

Total Bond Market Index Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
Corporate Bonds
Finance
5 Banking †			12,338,886	6.3%
5 Brokerage †			453,736	0.2%
Finance Companies †			540,151	0.3%
5 Insurance †			2,414,543	1.2%
Other Finance †			17,954	0.0%
Real Estate Investment Trusts †			1,366,573	0.7%
			17,131,843	8.7%
Industrial
5 Basic Industry †			1,770,363	0.9%
5 Capital Goods †			2,697,470	1.4%
5 Communication †			5,111,119	2.6%
5 Consumer Cyclical †			4,117,766	2.1%
5 Consumer Noncyclical †			8,573,580	4.4%
5 Energy †			5,116,912	2.6%
Other Industrial †			195,367	0.1%
5 Technology †			4,751,801	2.4%
5 Transportation †			1,240,723	0.6%
			33,575,101	17.1%
Utilities
5 Electric †			3,505,455	1.8%
Natural Gas †			269,557	0.2%
Other Utility †			49,185	0.0%
			3,824,197	2.0%
Total Corporate Bonds (Cost $52,642,021)			54,531,141	27.8%
[5]Sovereign Bonds (Cost $9,251,476) †			9,336,761	4.8%
Taxable Municipal Bonds (Cost $1,253,803) †			1,445,864	0.7%

	Coupon	Shares
Temporary Cash Investment
Money Market Fund
6 Vanguard Market Liquidity Fund
(Cost $4,937,892)	1.458%	49,376,526	4,938,146	2.5%
Total Investments (Cost $197,844,074)			199,792,005	102.0%

16

Total Bond Market Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	10,707
Receivables for Investment Securities Sold	439,303
Receivables for Accrued Income	1,180,771
Receivables for Capital Shares Issued	228,057
Other Assets	45,423
Total Other Assets	1,904,261	1.0%
Liabilities
Payables for Investment Securities Purchased	(5,359,635)
Payables for Capital Shares Redeemed	(347,247)
Payables for Distributions	(25,611)
Payables to Vanguard	(81,639)
Other Liabilities	(10,316)
Total Liabilities	(5,824,448)	(3.0%)
Net Assets	195,871,818	100.0%

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	193,884,478
Overdistributed Net Investment Income	(6,243)
Accumulated Net Realized Gains	45,652
Unrealized Appreciation (Depreciation)	1,947,931
Net Assets	195,871,818

Investor Shares—Net Assets
Applicable to 480,355,429 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,165,688
Net Asset Value Per Share—Investor Shares	$10.75

ETF Shares—Net Assets
Applicable to 457,223,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	37,246,929
Net Asset Value Per Share—ETF Shares	$81.46

Admiral Shares—Net Assets
Applicable to 7,703,137,890 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	82,838,810
Net Asset Value Per Share—Admiral Shares	$10.75

Institutional Shares—Net Assets
Applicable to 3,635,999,789 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	39,101,154
Net Asset Value Per Share—Institutional Shares	$10.75

17

Total Bond Market Index Fund

Amount
($000)
Institutional Plus Shares—Net Assets
Applicable to 1,812,199,737 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,488,174
Net Asset Value Per Share—Institutional Plus Shares	$10.75

Institutional Select Shares—Net Assets
Applicable to 1,118,758,332 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,031,063
Net Asset Value Per Share—Institutional Select Shares	$10.75

• See Note A in Notes to Financial Statements.
* Certain of the fund’s securities are valued using significant unobservable inputs.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $3,610,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
December 31, 2017.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $1,899,549,000, representing 1.0% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Statement of Operations

Year Ended
December31,2017
($000)
Investment Income
Income
Interest[1]	4,722,057
Total Income	4,722,057
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,822
Management and Administrative—Investor Shares	6,701
Management and Administrative—ETF Shares	11,455
Management and Administrative—Admiral Shares	27,291
Management and Administrative—Institutional Shares	11,564
Management and Administrative—Institutional Plus Shares	4,924
Management and Administrative—Institutional Select Shares	489
Marketing and Distribution—Investor Shares	1,099
Marketing and Distribution—ETF Shares	1,608
Marketing and Distribution—Admiral Shares	6,257
Marketing and Distribution—Institutional Shares	992
Marketing and Distribution—Institutional Plus Shares	256
Marketing and Distribution—Institutional Select Shares	—
Custodian Fees	1,441
Auditing Fees	54
Shareholders’ Reports and Proxy—Investor Shares	432
Shareholders’ Reports and Proxy—ETF Shares	2,647
Shareholders’ Reports and Proxy—Admiral Shares	1,816
Shareholders’ Reports and Proxy—Institutional Shares	962
Shareholders’ Reports and Proxy—Institutional Plus Shares	319
Shareholders’ Reports and Proxy—Institutional Select Shares	—
Trustees’ Fees and Expenses	141
Total Expenses	86,270
Net Investment Income	4,635,787
Realized Net Gain (Loss)
Investment Securities Sold[1]	319,359
Futures Contracts	(41)
Realized Net Gain (Loss)	319,318
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	1,487,063
Net Increase (Decrease) in Net Assets Resulting from Operations	6,442,168

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $40,172,000, ($108,000), and $41,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
19

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,635,787	4,000,540
Realized Net Gain (Loss)	319,318	47,329
Change in Unrealized Appreciation (Depreciation)	1,487,063	(530,101)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,442,168	3,517,768
Distributions
Net Investment Income
Investor Shares	(136,467)	(151,601)
ETF Shares	(867,362)	(739,901)
Admiral Shares	(1,949,232)	(1,658,060)
Institutional Shares	(930,195)	(802,418)
Institutional Plus Shares	(535,236)	(601,353)
Institutional Select Shares	(213,518)	(51,450)
Realized Capital Gain[1]
ETF Shares	(16,877)	(13,867)
Admiral Shares	(37,589)	(31,890)
Institutional Shares	(17,718)	(15,046)
Institutional Plus Shares	(8,878)	(9,748)
Institutional Select Shares	(5,451)	(2,382)
Investor Shares	(2,350)	(2,662)
Total Distributions	(4,720,873)	(4,080,378)
Capital Share Transactions
Investor Shares	(862,500)	(483,969)
ETF Shares	5,481,982	4,246,515
Admiral Shares	9,524,616	12,106,214
Institutional Shares	4,588,226	5,211,610
Institutional Plus Shares	(2,935,783)	(2,219,425)
Institutional Select Shares	6,538,787	5,638,625
Net Increase (Decrease) from Capital Share Transactions	22,335,328	24,499,570
Total Increase (Decrease)	24,056,623	23,936,960
Net Assets
Beginning of Period	171,815,195	147,878,235
End of Period[2]	195,871,818	171,815,195

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $51,469,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,243,000) and ($10,020,000).

See accompanying Notes, which are an integral part of the Financial Statements.
20

Total Bond Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.64	$10.87	$10.56	$11.09
Investment Operations
Net Investment Income	. 260[1]	.254	.253	.264	.256
Net Realized and Unrealized Gain (Loss)
on Investments	.105	.015	(.219)	.339	(.504)
Total from Investment Operations	.365	.269	.034	.603	(.248)
Distributions
Dividends from Net Investment Income	(. 260)	(. 254)	(. 254)	(. 264)	(. 256)
Distributions from Realized Capital Gains	(. 005)	(. 005)	(. 010)	(. 029)	(. 026)
Total Distributions	(. 265)	(. 259)	(. 264)	(. 293)	(. 282)
Net Asset Value, End of Period	$10.75	$10.65	$10.64	$10.87	$10.56

Total Return[2]	3.45%	2.50%	0.30%	5.76%	-2.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,166	$5,969	$6,434	$7,076	$7,939
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.16%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.42%	2.30%	2.34%	2.44%	2.37%
Portfolio Turnover Rate [3],[4]	55%	61%	84%	72%	73%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Includes 15%, 23%, 45%, 38%, and 45% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$80.64	$80.58	$82.33	$79.91	$83.92
Investment Operations
Net Investment Income	2.053[1]	1.995	2.000	2.073	2.031
Net Realized and Unrealized Gain (Loss)
on Investments	.842	.096	(1.671)	2.641	(3.812)
Total from Investment Operations	2.895	2.091	.329	4.714	(1.781)
Distributions
Dividends from Net Investment Income	(2.038)	(1.995)	(2.001)	(2.073)	(2.031)
Distributions from Realized Capital Gains	(. 037)	(. 036)	(. 078)	(. 221)	(.198)
Total Distributions	(2.075)	(2.031)	(2.079)	(2.294)	(2.229)
Net Asset Value, End of Period	$81.46	$80.64	$80.58	$82.33	$79.91

Total Return	3.62%	2.57%	0.39%	5.96%	-2.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,247	$31,445	$27,279	$26,041	$17,637
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.40%	2.44%	2.57%	2.49%
Portfolio Turnover Rate[2],[3]	55%	61%	84%	72%	73%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 15%, 23%, 45%, 38%, and 45% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.64	$10.87	$10.56	$11.09
Investment Operations
Net Investment Income	. 271[1]	.265	.263	.278	.269
Net Realized and Unrealized Gain (Loss)
on Investments	.105	.015	(.219)	.339	(.504)
Total from Investment Operations	.376	.280	.044	.617	(.235)
Distributions
Dividends from Net Investment Income	(. 271)	(. 265)	(. 264)	(. 278)	(. 269)
Distributions from Realized Capital Gains	(. 005)	(. 005)	(. 010)	(. 029)	(. 026)
Total Distributions	(. 276)	(. 270)	(. 274)	(. 307)	(. 295)
Net Asset Value, End of Period	$10.75	$10.65	$10.64	$10.87	$10.56

Total Return[2]	3.56%	2.60%	0.40%	5.89%	-2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$82,839	$72,592	$60,783	$54,198	$33,450
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.06%	0.07%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.40%	2.44%	2.57%	2.49%
Portfolio Turnover Rate [3],[4]	55%	61%	84%	72%	73%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Includes 15%, 23%, 45%, 38%, and 45% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.64	$10.87	$10.56	$11.09
Investment Operations
Net Investment Income	. 272[1]	.266	.265	.279	.270
Net Realized and Unrealized Gain (Loss)
on Investments	.105	.015	(.219)	.339	(.504)
Total from Investment Operations	.377	.281	.046	.618	(.234)
Distributions
Dividends from Net Investment Income	(. 272)	(. 266)	(. 266)	(. 279)	(. 270)
Distributions from Realized Capital Gains	(. 005)	(. 005)	(. 010)	(. 029)	(. 026)
Total Distributions	(. 277)	(. 271)	(. 276)	(. 308)	(. 296)
Net Asset Value, End of Period	$10.75	$10.65	$10.64	$10.87	$10.56

Total Return	3.57%	2.61%	0.41%	5.91%	-2.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,101	$34,167	$29,095	$27,103	$20,206
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.05%	0.06%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.41%	2.45%	2.58%	2.50%
Portfolio Turnover Rate[2],[3]	55%	61%	84%	72%	73%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 15%, 23%, 45%, 38%, and 45% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
24

Total Bond Market Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.65	$10.64	$10.87	$10.56	$11.09
Investment Operations
Net Investment Income	. 273[1]	.267	.266	.280	.272
Net Realized and Unrealized Gain (Loss)
on Investments	.105	.015	(.219)	.339	(.504)
Total from Investment Operations	.378	.282	.047	.619	(.232)
Distributions
Dividends from Net Investment Income	(. 273)	(. 267)	(. 267)	(. 280)	(. 272)
Distributions from Realized Capital Gains	(. 005)	(. 005)	(. 010)	(. 029)	(. 026)
Total Distributions	(. 278)	(. 272)	(. 277)	(. 309)	(. 298)
Net Asset Value, End of Period	$10.75	$10.65	$10.64	$10.87	$10.56

Total Return	3.58%	2.62%	0.42%	5.92%	-2.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,488	$22,203	$24,287	$22,254	$18,607
Ratio of Total Expenses to Average Net Assets	0.03%	0.03%	0.04%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.54%	2.42%	2.46%	2.59%	2.52%
Portfolio Turnover Rate[2],[3]	55%	61%	84%	72%	73%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 15%, 23%, 45%, 38%, and 45% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
25

Total Bond Market Index Fund

Financial Highlights

Institutional Select Shares
	Year	June 24,
	Ended	2016[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$10.65	$11.03
Investment Operations
Net Investment Income	. 275 [2]	.135
Net Realized and Unrealized Gain (Loss) on Investments	.105	(.375)
Total from Investment Operations	.380	(.240)
Distributions
Dividends from Net Investment Income	(.275)	(.135)
Distributions from Realized Capital Gains	(.005)	(.005)
Total Distributions	(.280)	(.140)
Net Asset Value, End of Period	$10.75	$10.65

Total Return	3.60%	-2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,031	$5,438
Ratio of Total Expenses to Average Net Assets	0.01%	0.01%[3]
Ratio of Net Investment Income to Average Net Assets	2.56%	2.41%[3]
Portfolio Turnover Rate [4],[5]	55%	61%[6]

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
5 Includes 15% and 23% attributable to mortgage-dollar-roll activity.
6 Reflects the fund’s portfolio turnover for the fiscal year ended December 31, 2016.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, Institutional Plus Shares, and Institutional Select Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at December 31, 2017.

27

Total Bond Market Index Fund

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating

28

Total Bond Market Index Fund

funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the fund had contributed to Vanguard capital in the amount of $10,707,000, representing 0.01% of the fund’s net assets and 4.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

29

Total Bond Market Index Fund

The following table summarizes the market value of the fund’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	124,749,048	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,791,044	1
Corporate Bonds	—	54,531,141	—
Sovereign Bonds	—	9,336,761	—
Taxable Municipal Bonds	—	1,445,864	—
Temporary Cash Investments	4,938,146	—	—
Total	4,938,146	194,853,858	1

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2017, the fund realized $34,319,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $101,472,000 to offset taxable capital gains realized during the year ended December 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2017, the fund had $45,652,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $197,844,074,000. Net unrealized appreciation of investment securities for tax purposes was $1,947,931,000, consisting of unrealized gains of $3,562,476,000 on securities that had risen in value since their purchase and $1,614,545,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2017, the fund purchased $19,987,775,000 of investment securities and sold $14,041,903,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $103,277,985,000 and $86,629,134,000, respectively. Total purchases and sales include $4,603,359,000 and $863,868,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

30

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,416,068	131,820	1,641,260	150,636
Issued in Lieu of Cash Distributions	132,420	12,317	147,851	13,556
Redeemed	(2,410,988)	(224,416)	(2,273,080)	(208,249)
Net Increase (Decrease)—Investor Shares	(862,500)	(80,279)	(483,969)	(44,057)
ETF Shares
Issued	5,866,141	72,000	5,251,666	63,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(384,159)	(4,700)	(1,005,151)	(12,200)
Net Increase (Decrease)—ETF Shares	5,481,982	67,300	4,246,515	51,400
Admiral Shares
Issued	21,837,383	2,032,213	22,198,749	2,035,330
Issued in Lieu of Cash Distributions	1,779,934	165,536	1,519,396	139,344
Redeemed	(14,092,701)	(1,312,382)	(11,611,931)	(1,069,305)
Net Increase (Decrease)—Admiral Shares	9,524,616	885,367	12,106,214	1,105,369
Institutional Shares
Issued	11,449,532	1,065,994	11,564,688	1,059,562
Issued in Lieu of Cash Distributions	890,402	82,807	768,358	70,457
Redeemed	(7,751,708)	(721,747)	(7,121,436)	(655,441)
Net Increase (Decrease)—Institutional Shares	4,588,226	427,054	5,211,610	474,578
Institutional Plus Shares
Issued	9,000,288	837,304	5,462,378	500,671
Issued in Lieu of Cash Distributions	516,207	48,017	591,388	54,218
Redeemed	(12,452,278)	(1,158,423)	(8,273,191)	(752,102)
Net Increase (Decrease)—
Institutional Plus Shares	(2,935,783)	(273,102)	(2,219,425)	(197,213)
Institutional Select Shares[1]
Issued	6,666,118	619,959	5,775,699	523,418
Issued in Lieu of Cash Distributions	218,968	20,355	53,832	4,952
Redeemed	(346,299)	(32,270)	(190,906)	(17,655)
Net Increase (Decrease)—
Institutional Select Shares	6,538,787	608,044	5,638,625	510,715
1 Inception was June 24, 2016, for Institutional Select Shares.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and Shareholders of Vanguard Total Bond Market Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Total Bond Market Index Fund (one of the funds constituting Vanguard Bond Index Funds, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of
Funds since 1975.

32

Special 2017 tax information (unaudited) for Vanguard Total Bond Market Index Fund

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $106,703,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 86.8% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Fund	6/30/2017	12/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,010.80	$0.76
ETF Shares	1,000.00	1,011.75	0.25
Admiral Shares	1,000.00	1,011.32	0.25
Institutional Shares	1,000.00	1,011.36	0.20
Institutional Plus Shares	1,000.00	1,011.42	0.15
Institutional Select Shares	1,000.00	1,011.51	0.05
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.12	$0.77
ETF Shares	1,000.00	1,024.95	0.26
Admiral Shares	1,000.00	1,024.62	0.26
Institutional Shares	1,000.00	1,024.67	0.20
Institutional Plus Shares	1,000.00	1,025.05	0.15
Institutional Select Shares	1,000.00	1,025.16	0.05

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares, 0.05% for ETF Shares, 0.05% for Admiral Shares, 0.04% for Institutional Shares, 0.03% for Institutional Plus Shares, and 0.01% for Institutional Select Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

35

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

36

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for Intermediate U.S. Government Funds through December 31, 2001, Intermediate Investment-Grade Debt Funds through August 31, 2013, and Core Bond Funds thereafter.

37

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total Bond Market Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Fund or the owners of the Total Bond Market Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total Bond Market Index Fund. Investors acquire the Total Bond Market Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market Index Fund. The Total Bond Market Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market Index Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total Bond Market Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total Bond Market Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL BOND MARKET INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

38

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Christine M. Buchanan

Born 1970. Treasurer Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Global Head of Vanguard Fund Administration at The Vanguard Group; Partner at KPMG LLP (2005–2017).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Finance Director Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Director of Vanguard Marketing Corporation; Treasurer of each of the investment companies served by The Vanguard Group (February 2017–November 2017); Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q840 022018

Annual Report | December 31, 2017

Vanguard Total Bond Market II Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Results of Proxy Voting.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
About Your Fund’s Expenses.	171
Glossary.	173

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended December 31, 2017, Vanguard Total Bond Market II Index Fund returned 3.53% for Investor Shares. The result closely matched the benchmark index’s return of 3.63% after taking costs into account and was just shy of the 3.56% average return of peer funds.

• The yield curve flattened over the period. Solid economic data and a strong labor market prompted the Federal Reserve to raise the federal funds rate target three times in 2017. That pushed up short-term rates, while longer-term rates eased lower on dimmer longer-range prospects for faster economic growth and higher inflation.

• U.S. Treasuries returned about 2.3% and mortgage-backed securities slightly more than that. Corporate bonds returned about 6.4%, with their average yield over Treasuries narrowing a little amid the uptick in growth.

• Lower-quality investment-grade bonds outpaced higher-quality bonds.

• By maturity, long-term bonds significantly outpaced their intermediate- and short-term counterparts.

Total Returns: Fiscal Year Ended December 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market II Index Fund
Investor Shares	2.49%	2.47%	1.06%	3.53%
Institutional Shares	2.55	2.54	1.06	3.60
Bloomberg Barclays U.S. Aggregate Float Adjusted Index				3.63
Core Bond Funds Average				3.56
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are designed for eligible institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Inception Through December 31, 2017
Average
Annual Return
Total Bond Market II Index Fund Investor Shares (Returns since inception: 1/26/2009)	3.79%
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index	3.98
Spliced Core Bond Funds Average	4.73
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
Total Bond Market II Index Fund	0.09%	0.02%	0.78%

The fund expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the fund’s expense ratios were 0.09% for Investor Shares and 0.02% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Core Bond Funds Average.

Chairman’s Perspective

Bill McNabb
Chairman

Dear Shareholder,

Lately I’ve been asked a lot about my legacy. And candidly, that phrase bugs me—it isn’t my legacy. Vanguard’s success is a result of thousands of my colleagues committing to a clear mission: helping investors achieve their financial goals.

The reason the topic has come up is that on December 31, 2017, I officially stepped down as Vanguard’s CEO after almost a decade in that role. I’ll remain chairman for a period to be determined by the board of directors. Tim Buckley, who was previously Vanguard’s president and chief investment officer, was elected CEO. I can’t think of a better successor.

I’ve spent 32 years at Vanguard—almost my entire professional life—and during that time I’ve had the good fortune of working with smart, principled colleagues from across the world. I’ve learned from each of them.

In particular, I would like to thank Jack Bogle, our founder, who took a chance on me when I was a young business school graduate, and Jack Brennan, my predecessor as CEO, who constantly challenged me with new roles and responsibilities.

When you’re just starting out, there is nothing quite like getting votes of confidence from people you respect.

The short list

A milestone like this naturally brings about some reflection. With that in mind, here’s a tally—by no means exhaustive—of the accomplishments that we at Vanguard are proud of:

Low costs. Over the last decade, we cut our average asset-weighted expense ratio by about 50%.1 This isn’t a result of some contrived price war. Since its founding, Vanguard has emphasized the benefits of low-cost investing. As Jack Bogle once said: “The honest steward who charges least, wins most. But not for himself; for those investors who entrust their assets to his care. It is not all that complicated.”

Global diversification. Through our thought leadership and investment options, such as our target-date funds, Vanguard has encouraged clients to obtain exposure to international markets.

Global diversification isn’t just about helping to control risk—it can also be a way of expanding your set of opportunities and harnessing the potential of all markets.

Market Barometer
		Average Annual Total Returns
	Periods Ended December 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.69%	11.23%	15.71%
Russell 2000 Index (Small-caps)	14.65	9.96	14.12
Russell 3000 Index (Broad U.S. market)	21.13	11.12	15.58
FTSE All-World ex US Index (International)	27.11	8.27	7.19

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	3.54%	2.24%	2.10%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.45	2.98	3.02
Citigroup Three-Month U.S. Treasury Bill Index	0.84	0.37	0.23

CPI
Consumer Price Index	2.11%	1.64%	1.43%

1 Source: Vanguard calculation, based on data from Morningstar, Inc., as of December 31, 2016.

I’ve been glad to see more and more clients embracing global diversification. I believe this trend will continue as Vanguard’s way of investing takes hold in international markets.

Affordable advice. In the wake of the 2008–2009 Global Financial Crisis, we began working on a new advice model. In 2015, we launched Vanguard Personal Advisor Services®, a hybrid advice offering that delivers value through a combination of a professional advisor and powerful digital technology at a competitive price.

Across the industry, we’ve seen the cost of providing advice coming down. Traditional advisors are embracing low-cost investments, and that, in turn, helps them reduce costs for their own clients. This is a trend that all of us at Vanguard would like to see continue.

Great people. I’ve interacted with hundreds of companies of all sizes and in all industries, and the one quality that sets Vanguard apart from most of them is our emphasis on people. It’s a testament to our culture that colleagues spend 15, 20, or, as in my case, more than 30 years of their professional lives here. Investors benefit because we have consistent, experienced fund management teams and a deep bench of talent that ensures that things go smoothly when it’s time for a transition.

We’ve done a great job attracting new talent, too. We made some notable additions to senior management in the last two years, and we’re continuously grooming our next generation of leaders.

Ready for what comes next

When I was contemplating coming to work at Vanguard, I sat down with my rowing coach at his home in Philadelphia. Over cheesesteaks, he told me that the most important thing was to work for a company that had the same values I held deeply. He was like a second father to me, so I trusted his judgment at a time when I wasn’t so sure about my own. Back then, I never could have anticipated the success Vanguard would have in the coming decades.

I’m no better at predicting the future now. Vanguard has enjoyed significant growth in the last few years, and that presents its own unique set of challenges and opportunities, such as the role we’re playing in advocating for better corporate governance among companies our funds invest in. And the asset management industry is confronting significant changes brought on by technology, shifting demographics, and new regulations.

Although the future is uncertain, I’m confident that Vanguard is well-prepared to tackle whatever comes its way. And one thing I’m sure of: There are big parts of the world that would be well-served by our way of investing.

It’s humbling to think about the impact the work we do at Vanguard has on clients who are trying to raise a family, buy a first home, save for college, or prepare for retirement. I’ve always tried to make decisions with investors’ best interests in mind. It has been a privilege working with people who hold to that same ideal.

Thank you for entrusting us with your assets.

Sincerely,

F. William McNabb III
Chairman
January 1, 2018

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	26,722,274,549	429,483,723	98.4%
Emerson U. Fullwood	26,714,366,172	437,392,100	98.4%
Amy Gutmann	26,712,915,408	438,842,863	98.4%
JoAnn Heffernan Heisen	26,721,561,272	430,196,999	98.4%
F. Joseph Loughrey	26,717,701,002	434,057,269	98.4%
Mark Loughridge	26,720,437,223	431,321,049	98.4%
Scott C. Malpass	26,702,773,184	448,985,088	98.3%
F. William McNabb III	26,712,434,734	439,323,538	98.4%
Deanna Mulligan	26,719,931,246	431,827,026	98.4%
André F. Perold	26,676,518,168	475,240,103	98.3%
Sarah Bloom Raskin	26,713,372,343	438,385,928	98.4%
Peter F. Volanakis	26,706,957,628	444,800,644	98.4%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total Bond Market II
Index Fund	12,390,617,665	0	0	0	100.0%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total Bond Market II
Index Fund	12,390,617,665	0	0	0	100.0%

Total Bond Market II Index Fund

Fund Profile
As of December 31, 2017

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VTBIX	VTBNX
Expense Ratio[1]	0.09%	0.02%
30-Day SEC Yield	2.49%	2.55%

Financial Attributes
		Bloomberg
		Barclays U.S.
		Aggregate
		Float Adjusted
	Fund	Index
Number of Bonds	7,904	9,706
Yield to Maturity
(before expenses)	2.7%	2.7%
Average Coupon	2.9%	3.0%
Average Duration	6.1 years	6.1 years
Average Effective
Maturity	8.4 years	8.3 years
Short-Term
Reserves	3.5%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.4%
Commercial Mortgage-Backed	1.6
Finance	8.6
Foreign	5.4
Government Mortgage-Backed	20.9
Industrial	17.2
Treasury/Agency	43.8
Utilities	1.9
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Bloomberg
Barclays U.S.
Aggregate
Float Adjusted
Index
R-Squared	0.99
Beta	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.5%
1 - 3 Years	22.0
3 - 5 Years	19.4
5 - 10 Years	39.7
10 - 20 Years	3.9
20 - 30 Years	12.9
Over 30 Years	0.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.7%
Aaa	5.2
Aa	3.4
A	12.3
Baa	14.4

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the expense ratios were 0.09% for Investor Shares and 0.02% for Institutional Shares.

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2009, Through December 31, 2017

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2017
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2009)	Investment
Total Bond Market II Index Fund
Investor Shares	3.53%	1.97%	3.79%	$13,938
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index	3.63	2.10	3.98	14,167
Spliced Core Bond Funds Average	3.56	1.96	4.73	15,108

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/17/2009)	Investment
Total Bond Market II Index Fund
Institutional Shares	3.60%	2.03%	3.82%	$6,969,888
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	3.63	2.10	3.95	7,051,279
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Total Bond Market II Index Fund

Fiscal-Year Total Returns (%): January 26, 2009, Through December 31, 2017
				Spliced
				Bloomberg
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.68%	2.60%	6.28%	6.39%
2010	3.42	3.00	6.42	6.58
2011	3.11	4.48	7.59	7.92
2012	2.36	1.55	3.91	4.32
2013	2.00	-4.26	-2.26	-1.97
2014	2.35	3.58	5.93	5.85
2015	2.28	-2.00	0.28	0.44
2016	2.35	0.20	2.55	2.75
2017	2.47	1.06	3.53	3.63
For a benchmark description, see the Glossary.

Total Bond Market II Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (64.4%)
U.S. Government Securities (41.1%)
United States Treasury Note/Bond	0.750%	9/30/18	333,907	331,506
United States Treasury Note/Bond	1.375%	9/30/18	207,425	206,873
United States Treasury Note/Bond	0.875%	10/15/18	84,320	83,753
United States Treasury Note/Bond	0.750%	10/31/18	102,190	101,344
United States Treasury Note/Bond	1.250%	10/31/18	148,000	147,375
United States Treasury Note/Bond	1.750%	10/31/18	82,900	82,887
United States Treasury Note/Bond	1.250%	11/15/18	53,932	53,679
United States Treasury Note/Bond	3.750%	11/15/18	53,917	54,818
United States Treasury Note/Bond	1.000%	11/30/18	178,482	177,227
United States Treasury Note/Bond	1.250%	11/30/18	149,100	148,354
United States Treasury Note/Bond	1.375%	11/30/18	32,530	32,403
United States Treasury Note/Bond	1.250%	12/15/18	10,500	10,444
United States Treasury Note/Bond	1.375%	12/31/18	125,925	125,373
United States Treasury Note/Bond	1.500%	12/31/18	191,936	191,337
United States Treasury Note/Bond	1.125%	1/15/19	240,005	238,279
United States Treasury Note/Bond	1.125%	1/31/19	17,220	17,091
United States Treasury Note/Bond	1.250%	1/31/19	60,775	60,385
United States Treasury Note/Bond	1.500%	1/31/19	105,750	105,353
United States Treasury Note/Bond	0.750%	2/15/19	258,495	255,344
United States Treasury Note/Bond	2.750%	2/15/19	15,365	15,516
United States Treasury Note/Bond	1.125%	2/28/19	3,805	3,774
United States Treasury Note/Bond	1.375%	2/28/19	178,275	177,300
United States Treasury Note/Bond	1.500%	2/28/19	257,155	256,111
United States Treasury Note/Bond	1.000%	3/15/19	266,354	263,690
United States Treasury Note/Bond	1.250%	3/31/19	166,530	165,281
United States Treasury Note/Bond	1.500%	3/31/19	32,800	32,656
United States Treasury Note/Bond	1.625%	3/31/19	60,380	60,210
United States Treasury Note/Bond	0.875%	4/15/19	6,750	6,667
United States Treasury Note/Bond	1.250%	4/30/19	57,180	56,724
United States Treasury Note/Bond	1.625%	4/30/19	54,000	53,840
United States Treasury Note/Bond	0.875%	5/15/19	25,000	24,676
United States Treasury Note/Bond	3.125%	5/15/19	58,125	59,115
United States Treasury Note/Bond	1.125%	5/31/19	56,175	55,613
United States Treasury Note/Bond	1.250%	5/31/19	240,805	238,811
United States Treasury Note/Bond	1.500%	5/31/19	108,925	108,380
United States Treasury Note/Bond	0.875%	6/15/19	175,691	173,247

Total Bond Market II Index Fund
			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.000%	6/30/19	37,103	36,645
United States Treasury Note/Bond	1.250%	6/30/19	206,455	204,615
United States Treasury Note/Bond	1.625%	6/30/19	336,175	335,019
United States Treasury Note/Bond	0.750%	7/15/19	274,895	270,299
United States Treasury Note/Bond	0.875%	7/31/19	144,261	142,074
United States Treasury Note/Bond	1.375%	7/31/19	93,175	92,476
United States Treasury Note/Bond	1.625%	7/31/19	286,000	284,927
1 United States Treasury Note/Bond	0.750%	8/15/19	157,329	154,550
United States Treasury Note/Bond	3.625%	8/15/19	271,150	278,650
United States Treasury Note/Bond	8.125%	8/15/19	1,215	1,335
United States Treasury Note/Bond	1.000%	8/31/19	276,575	272,686
United States Treasury Note/Bond	1.250%	8/31/19	12,425	12,299
United States Treasury Note/Bond	1.625%	8/31/19	275,523	274,404
United States Treasury Note/Bond	0.875%	9/15/19	108,455	106,642
United States Treasury Note/Bond	1.000%	9/30/19	65,253	64,294
United States Treasury Note/Bond	1.750%	9/30/19	306,311	305,640
United States Treasury Note/Bond	1.000%	10/15/19	246,535	242,798
United States Treasury Note/Bond	1.250%	10/31/19	75,000	74,156
United States Treasury Note/Bond	1.500%	10/31/19	575,125	571,260
United States Treasury Note/Bond	1.000%	11/15/19	898,430	883,974
United States Treasury Note/Bond	3.375%	11/15/19	40,476	41,589
United States Treasury Note/Bond	1.000%	11/30/19	160,000	157,374
United States Treasury Note/Bond	1.500%	11/30/19	503,000	499,383
United States Treasury Note/Bond	1.750%	11/30/19	123,850	123,540
United States Treasury Note/Bond	1.375%	12/15/19	823,422	815,443
United States Treasury Note/Bond	1.125%	12/31/19	47,315	46,613
United States Treasury Note/Bond	1.625%	12/31/19	282,284	280,785
United States Treasury Note/Bond	1.875%	12/31/19	100,490	100,474
United States Treasury Note/Bond	1.375%	1/15/20	916,610	907,160
United States Treasury Note/Bond	1.250%	1/31/20	137,319	135,538
United States Treasury Note/Bond	1.375%	1/31/20	90,400	89,440
United States Treasury Note/Bond	1.375%	2/15/20	861,627	852,201
United States Treasury Note/Bond	8.500%	2/15/20	5,018	5,707
United States Treasury Note/Bond	1.375%	2/29/20	66,100	65,356
United States Treasury Note/Bond	1.625%	3/15/20	531,000	527,846
United States Treasury Note/Bond	1.375%	3/31/20	64,030	63,290
United States Treasury Note/Bond	1.500%	4/15/20	347,514	344,310
United States Treasury Note/Bond	1.125%	4/30/20	56,276	55,274
United States Treasury Note/Bond	1.375%	4/30/20	186,474	184,173
United States Treasury Note/Bond	1.500%	5/15/20	307,960	304,976
United States Treasury Note/Bond	3.500%	5/15/20	134,995	139,910
United States Treasury Note/Bond	1.375%	5/31/20	135,615	133,878
United States Treasury Note/Bond	1.500%	5/31/20	798,900	790,911
United States Treasury Note/Bond	1.500%	6/15/20	338,310	334,873
United States Treasury Note/Bond	1.625%	6/30/20	126,325	125,398
United States Treasury Note/Bond	1.875%	6/30/20	151,470	151,281
United States Treasury Note/Bond	1.500%	7/15/20	298,066	294,901
United States Treasury Note/Bond	1.625%	7/31/20	163,070	161,796
United States Treasury Note/Bond	1.500%	8/15/20	770,184	761,758
United States Treasury Note/Bond	2.625%	8/15/20	233,220	237,264
United States Treasury Note/Bond	8.750%	8/15/20	21,755	25,501
United States Treasury Note/Bond	1.375%	8/31/20	268,375	264,476
United States Treasury Note/Bond	2.125%	8/31/20	230,683	231,765
United States Treasury Note/Bond	1.375%	9/15/20	250,739	247,173

Total Bond Market II Index Fund
			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	9/30/20	283,315	278,977
United States Treasury Note/Bond	2.000%	9/30/20	14,642	14,663
United States Treasury Note/Bond	1.625%	10/15/20	672,940	666,944
United States Treasury Note/Bond	1.375%	10/31/20	312,743	307,661
United States Treasury Note/Bond	1.750%	10/31/20	246,582	245,196
United States Treasury Note/Bond	1.750%	11/15/20	1,354,395	1,346,567
United States Treasury Note/Bond	2.625%	11/15/20	232,450	236,627
United States Treasury Note/Bond	1.625%	11/30/20	39,000	38,604
United States Treasury Note/Bond	2.000%	11/30/20	241,475	241,702
United States Treasury Note/Bond	1.750%	12/31/20	212,111	210,620
United States Treasury Note/Bond	2.375%	12/31/20	119,345	120,669
United States Treasury Note/Bond	1.375%	1/31/21	503,803	494,201
United States Treasury Note/Bond	2.125%	1/31/21	169,525	170,081
United States Treasury Note/Bond	3.625%	2/15/21	142,000	148,900
United States Treasury Note/Bond	7.875%	2/15/21	22,550	26,553
United States Treasury Note/Bond	1.125%	2/28/21	114,373	111,192
United States Treasury Note/Bond	2.000%	2/28/21	176,100	175,963
United States Treasury Note/Bond	1.250%	3/31/21	264,837	258,298
United States Treasury Note/Bond	2.250%	3/31/21	206,451	207,805
United States Treasury Note/Bond	1.375%	4/30/21	129,581	126,766
United States Treasury Note/Bond	2.250%	4/30/21	74,355	74,832
United States Treasury Note/Bond	3.125%	5/15/21	13,845	14,327
United States Treasury Note/Bond	1.375%	5/31/21	159,460	155,847
United States Treasury Note/Bond	2.000%	5/31/21	123,450	123,218
United States Treasury Note/Bond	1.125%	6/30/21	651,993	631,312
United States Treasury Note/Bond	2.125%	6/30/21	338,285	338,867
United States Treasury Note/Bond	1.125%	7/31/21	356,305	344,558
United States Treasury Note/Bond	2.250%	7/31/21	179,750	180,760
United States Treasury Note/Bond	2.125%	8/15/21	287,453	287,812
United States Treasury Note/Bond	8.125%	8/15/21	34,550	41,811
United States Treasury Note/Bond	1.125%	8/31/21	274,994	265,628
United States Treasury Note/Bond	2.000%	8/31/21	173,550	172,953
United States Treasury Note/Bond	1.125%	9/30/21	58,473	56,417
United States Treasury Note/Bond	2.125%	9/30/21	265,000	265,125
United States Treasury Note/Bond	1.250%	10/31/21	468,817	454,166
United States Treasury Note/Bond	2.000%	10/31/21	275,870	274,706
United States Treasury Note/Bond	2.000%	11/15/21	281,291	280,455
United States Treasury Note/Bond	1.750%	11/30/21	546,296	538,615
United States Treasury Note/Bond	1.875%	11/30/21	177,492	176,022
United States Treasury Note/Bond	2.000%	12/31/21	118,090	117,481
United States Treasury Note/Bond	2.125%	12/31/21	154,225	154,225
United States Treasury Note/Bond	1.500%	1/31/22	325,593	317,505
United States Treasury Note/Bond	1.875%	1/31/22	410,028	405,735
United States Treasury Note/Bond	2.000%	2/15/22	83,537	83,119
United States Treasury Note/Bond	1.750%	2/28/22	160,777	158,266
United States Treasury Note/Bond	1.875%	2/28/22	347,540	343,738
United States Treasury Note/Bond	1.750%	3/31/22	60,937	59,928
United States Treasury Note/Bond	1.875%	3/31/22	504,683	498,924
United States Treasury Note/Bond	1.750%	4/30/22	141,350	138,899
United States Treasury Note/Bond	1.875%	4/30/22	63,511	62,747
United States Treasury Note/Bond	1.750%	5/31/22	92,151	90,538
United States Treasury Note/Bond	1.875%	5/31/22	115,350	114,017
United States Treasury Note/Bond	1.750%	6/30/22	458,955	450,639
United States Treasury Note/Bond	2.125%	6/30/22	35,735	35,657

Total Bond Market II Index Fund
			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.875%	7/31/22	54,738	53,985
United States Treasury Note/Bond	2.000%	7/31/22	47,730	47,364
United States Treasury Note/Bond	1.625%	8/15/22	238,634	232,928
United States Treasury Note/Bond	7.250%	8/15/22	75	92
United States Treasury Note/Bond	1.625%	8/31/22	372,190	362,885
United States Treasury Note/Bond	1.875%	8/31/22	233,806	230,519
United States Treasury Note/Bond	1.750%	9/30/22	366,953	359,555
United States Treasury Note/Bond	1.875%	9/30/22	507,126	499,757
United States Treasury Note/Bond	1.875%	10/31/22	246,430	242,849
United States Treasury Note/Bond	2.000%	10/31/22	427,670	423,928
1 United States Treasury Note/Bond	1.625%	11/15/22	33,976	33,100
United States Treasury Note/Bond	7.625%	11/15/22	150	188
United States Treasury Note/Bond	2.000%	11/30/22	544,550	539,698
United States Treasury Note/Bond	2.125%	12/31/22	94,483	94,084
United States Treasury Note/Bond	1.750%	1/31/23	184,865	180,735
United States Treasury Note/Bond	2.000%	2/15/23	179,625	177,744
United States Treasury Note/Bond	7.125%	2/15/23	15,675	19,368
United States Treasury Note/Bond	1.500%	2/28/23	430,055	414,934
United States Treasury Note/Bond	1.500%	3/31/23	116,865	112,647
United States Treasury Note/Bond	1.625%	4/30/23	166,746	161,640
1 United States Treasury Note/Bond	1.750%	5/15/23	304,150	296,641
United States Treasury Note/Bond	1.625%	5/31/23	36,505	35,353
United States Treasury Note/Bond	1.375%	6/30/23	436,587	416,941
United States Treasury Note/Bond	1.250%	7/31/23	217,965	206,522
United States Treasury Note/Bond	2.500%	8/15/23	353,810	358,675
United States Treasury Note/Bond	6.250%	8/15/23	31,045	37,584
United States Treasury Note/Bond	1.375%	8/31/23	393,095	374,730
United States Treasury Note/Bond	1.375%	9/30/23	172,515	164,293
United States Treasury Note/Bond	1.625%	10/31/23	335,895	324,243
United States Treasury Note/Bond	2.750%	11/15/23	343,390	352,620
United States Treasury Note/Bond	2.125%	11/30/23	353,625	350,754
United States Treasury Note/Bond	2.250%	12/31/23	278,400	277,790
United States Treasury Note/Bond	2.250%	1/31/24	290,600	289,920
United States Treasury Note/Bond	2.750%	2/15/24	178,974	183,643
United States Treasury Note/Bond	2.125%	2/29/24	429,061	424,771
United States Treasury Note/Bond	2.125%	3/31/24	461,870	457,108
United States Treasury Note/Bond	2.000%	4/30/24	167,040	164,013
United States Treasury Note/Bond	2.500%	5/15/24	468,818	474,092
United States Treasury Note/Bond	2.000%	5/31/24	365,731	358,815
United States Treasury Note/Bond	2.000%	6/30/24	525,590	515,241
United States Treasury Note/Bond	2.125%	7/31/24	203,340	200,894
United States Treasury Note/Bond	2.375%	8/15/24	499,320	500,723
United States Treasury Note/Bond	1.875%	8/31/24	480,960	467,883
United States Treasury Note/Bond	2.125%	9/30/24	634,270	626,240
United States Treasury Note/Bond	2.250%	10/31/24	309,393	307,797
United States Treasury Note/Bond	2.250%	11/15/24	299,872	298,232
United States Treasury Note/Bond	7.500%	11/15/24	16,650	22,106
United States Treasury Note/Bond	2.125%	11/30/24	867,200	855,684
United States Treasury Note/Bond	2.250%	12/31/24	225,000	223,699
United States Treasury Note/Bond	2.000%	2/15/25	207,709	203,002
United States Treasury Note/Bond	2.125%	5/15/25	485,546	478,035
United States Treasury Note/Bond	2.000%	8/15/25	381,808	372,026
United States Treasury Note/Bond	6.875%	8/15/25	4,072	5,355
United States Treasury Note/Bond	2.250%	11/15/25	446,040	441,999

Total Bond Market II Index Fund
			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	2/15/26	279,234	263,614
United States Treasury Note/Bond	1.625%	5/15/26	327,078	308,068
United States Treasury Note/Bond	1.500%	8/15/26	514,832	478,794
United States Treasury Note/Bond	6.750%	8/15/26	8,800	11,799
United States Treasury Note/Bond	2.000%	11/15/26	288,062	278,700
United States Treasury Note/Bond	6.500%	11/15/26	36,215	48,070
United States Treasury Note/Bond	2.250%	2/15/27	456,416	450,282
United States Treasury Note/Bond	6.625%	2/15/27	39,650	53,428
United States Treasury Note/Bond	2.375%	5/15/27	80,510	80,271
United States Treasury Note/Bond	2.250%	8/15/27	517,539	510,097
United States Treasury Note/Bond	6.375%	8/15/27	6,850	9,188
United States Treasury Note/Bond	2.250%	11/15/27	739,712	729,075
United States Treasury Note/Bond	6.125%	11/15/27	6,808	9,018
United States Treasury Note/Bond	5.500%	8/15/28	35,575	45,786
United States Treasury Note/Bond	5.250%	11/15/28	62,342	79,077
United States Treasury Note/Bond	5.250%	2/15/29	141,279	179,865
United States Treasury Note/Bond	6.125%	8/15/29	32,930	45,181
United States Treasury Note/Bond	6.250%	5/15/30	157,435	221,245
United States Treasury Note/Bond	5.375%	2/15/31	329,875	438,114
United States Treasury Note/Bond	4.500%	2/15/36	208,600	268,572
United States Treasury Note/Bond	4.750%	2/15/37	138,000	183,799
United States Treasury Note/Bond	5.000%	5/15/37	118,327	162,237
United States Treasury Note/Bond	4.375%	2/15/38	138,450	176,913
United States Treasury Note/Bond	4.500%	5/15/38	114,579	148,899
United States Treasury Note/Bond	3.500%	2/15/39	180,394	205,846
United States Treasury Note/Bond	4.250%	5/15/39	92,367	116,700
United States Treasury Note/Bond	4.500%	8/15/39	129,306	168,845
United States Treasury Note/Bond	4.375%	11/15/39	107,905	138,793
United States Treasury Note/Bond	4.625%	2/15/40	161,305	214,384
United States Treasury Note/Bond	4.375%	5/15/40	128,320	165,333
United States Treasury Note/Bond	3.875%	8/15/40	125,050	150,608
United States Treasury Note/Bond	4.250%	11/15/40	121,654	154,386
United States Treasury Note/Bond	4.750%	2/15/41	152,492	206,889
United States Treasury Note/Bond	4.375%	5/15/41	127,000	164,247
United States Treasury Note/Bond	3.750%	8/15/41	133,000	157,523
United States Treasury Note/Bond	3.125%	11/15/41	149,626	160,755
United States Treasury Note/Bond	3.125%	2/15/42	153,742	165,177
United States Treasury Note/Bond	3.000%	5/15/42	133,000	139,920
United States Treasury Note/Bond	2.750%	8/15/42	486,938	489,903
United States Treasury Note/Bond	2.750%	11/15/42	815,854	820,317
1 United States Treasury Note/Bond	3.125%	2/15/43	181,409	194,873
United States Treasury Note/Bond	2.875%	5/15/43	248,200	254,949
United States Treasury Note/Bond	3.625%	8/15/43	304,652	355,537
United States Treasury Note/Bond	3.750%	11/15/43	191,706	228,220
United States Treasury Note/Bond	3.625%	2/15/44	162,994	190,474
United States Treasury Note/Bond	3.375%	5/15/44	161,990	181,581
United States Treasury Note/Bond	3.125%	8/15/44	202,650	217,532
United States Treasury Note/Bond	3.000%	11/15/44	272,831	286,516
United States Treasury Note/Bond	2.500%	2/15/45	242,882	231,535
United States Treasury Note/Bond	3.000%	5/15/45	253,154	265,852
United States Treasury Note/Bond	2.875%	8/15/45	255,506	261,853
United States Treasury Note/Bond	3.000%	11/15/45	158,437	166,408
United States Treasury Note/Bond	2.500%	2/15/46	306,698	291,842
1 United States Treasury Note/Bond	2.500%	5/15/46	283,873	269,989

Total Bond Market II Index Fund
			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.250%	8/15/46	403,005	363,398
United States Treasury Note/Bond	2.875%	11/15/46	514,990	528,184
United States Treasury Note/Bond	3.000%	2/15/47	254,099	267,122
United States Treasury Note/Bond	3.000%	5/15/47	177,051	186,125
United States Treasury Note/Bond	2.750%	8/15/47	414,750	415,140
United States Treasury Note/Bond	2.750%	11/15/47	437,100	437,646
				61,072,292
Agency Bonds and Notes (2.2%)
2 AID-Iraq	2.149%	1/18/22	9,025	8,995
2 AID-Israel	5.500%	9/18/23	6,500	7,557
2 AID-Israel	5.500%	12/4/23	7,002	8,176
2 AID-Israel	5.500%	4/26/24	5,575	6,553
2 AID-Israel	5.500%	9/18/33	150	202
2 AID-Jordan	1.945%	6/23/19	5,400	5,392
2 AID-Jordan	2.503%	10/30/20	6,550	6,593
2 AID-Jordan	2.578%	6/30/22	3,180	3,195
2 AID-Jordan	3.000%	6/30/25	4,325	4,438
2 AID-Tunisia	2.452%	7/24/21	2,300	2,311
2 AID-Tunisia	1.416%	8/5/21	2,830	2,731
2 AID-Ukraine	1.844%	5/16/19	3,400	3,385
2 AID-Ukraine	1.847%	5/29/20	6,000	5,950
2 AID-Ukraine	1.471%	9/29/21	6,825	6,619
3 Federal Farm Credit Banks	5.150%	11/15/19	5,625	5,954
3 Federal Farm Credit Banks	1.680%	10/13/20	9,200	9,111
3 Federal Farm Credit Banks	3.500%	12/20/23	5,100	5,416
3 Federal Home Loan Banks	1.250%	1/16/19	63,285	62,920
3 Federal Home Loan Banks	1.500%	3/8/19	1,000	996
3 Federal Home Loan Banks	1.875%	3/8/19	1,070	1,070
3 Federal Home Loan Banks	1.375%	3/18/19	62,500	62,143
3 Federal Home Loan Banks	1.375%	5/28/19	42,500	42,202
3 Federal Home Loan Banks	1.125%	6/21/19	57,975	57,341
3 Federal Home Loan Banks	0.875%	8/5/19	52,500	51,650
3 Federal Home Loan Banks	5.125%	8/15/19	4,095	4,304
3 Federal Home Loan Banks	1.000%	9/26/19	42,500	41,834
3 Federal Home Loan Banks	1.500%	10/21/19	113,400	112,533
3 Federal Home Loan Banks	1.375%	11/15/19	36,425	36,047
3 Federal Home Loan Banks	1.875%	3/13/20	3,575	3,567
3 Federal Home Loan Banks	4.125%	3/13/20	20,315	21,250
3 Federal Home Loan Banks	3.375%	6/12/20	15,325	15,826
3 Federal Home Loan Banks	1.375%	9/28/20	21,525	21,152
3 Federal Home Loan Banks	3.125%	12/11/20	1,000	1,030
3 Federal Home Loan Banks	5.250%	12/11/20	5,250	5,726
3 Federal Home Loan Banks	1.375%	2/18/21	16,820	16,468
3 Federal Home Loan Banks	2.250%	6/11/21	30,000	30,140
3 Federal Home Loan Banks	5.625%	6/11/21	17,350	19,365
3 Federal Home Loan Banks	1.125%	7/14/21	19,500	18,837
3 Federal Home Loan Banks	1.875%	11/29/21	79,160	78,322
3 Federal Home Loan Banks	2.000%	9/9/22	1,265	1,251
3 Federal Home Loan Banks	2.125%	3/10/23	28,800	28,540
3 Federal Home Loan Banks	2.875%	6/14/24	200	205
3 Federal Home Loan Banks	5.375%	8/15/24	1,585	1,868
3 Federal Home Loan Banks	2.875%	9/13/24	1,000	1,025
3 Federal Home Loan Banks	5.500%	7/15/36	16,715	22,901
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	41,385	42,339

Total Bond Market II Index Fund
			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
4 Federal Home Loan Mortgage Corp.	1.125%	4/15/19	59,500	58,944
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	35,575	35,509
4 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	47,121	46,386
4 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	32,929	32,590
4 Federal Home Loan Mortgage Corp.	1.375%	8/15/19	53,000	52,547
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	46,929	46,379
4 Federal Home Loan Mortgage Corp.	1.500%	1/17/20	122,000	120,875
4 Federal Home Loan Mortgage Corp.	1.375%	4/20/20	34,346	33,879
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	15,829	15,605
4 Federal Home Loan Mortgage Corp.	1.625%	9/29/20	69,400	68,655
4 Federal Home Loan Mortgage Corp.	1.875%	11/17/20	71,468	71,122
4 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	36,000	34,738
4 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	70,985	71,449
4 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	2,573	3,577
4 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	26,470	37,781
4 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	28,178	39,455
4 Federal National Mortgage Assn.	1.125%	12/14/18	63,117	62,707
4 Federal National Mortgage Assn.	1.375%	1/28/19	47,720	47,499
4 Federal National Mortgage Assn.	1.875%	2/19/19	44,750	44,771
4 Federal National Mortgage Assn.	1.000%	2/26/19	26,955	26,701
4 Federal National Mortgage Assn.	1.750%	6/20/19	76,800	76,653
4 Federal National Mortgage Assn.	0.875%	8/2/19	108,500	106,751
4 Federal National Mortgage Assn.	1.000%	8/28/19	59,450	58,570
4 Federal National Mortgage Assn.	1.750%	9/12/19	72,925	72,715
4 Federal National Mortgage Assn.	0.000%	10/9/19	23,075	22,248
4 Federal National Mortgage Assn.	1.000%	10/24/19	56,000	55,074
4 Federal National Mortgage Assn.	1.750%	11/26/19	17,250	17,188
4 Federal National Mortgage Assn.	1.625%	1/21/20	40,320	40,047
4 Federal National Mortgage Assn.	1.500%	2/28/20	49,775	49,280
4 Federal National Mortgage Assn.	1.500%	6/22/20	18,200	17,982
4 Federal National Mortgage Assn.	1.500%	7/30/20	32,000	31,593
4 Federal National Mortgage Assn.	1.500%	11/30/20	18,032	17,754
4 Federal National Mortgage Assn.	1.875%	12/28/20	42,000	41,777
4 Federal National Mortgage Assn.	1.375%	2/26/21	20,285	19,858
4 Federal National Mortgage Assn.	1.250%	8/17/21	23,645	22,916
4 Federal National Mortgage Assn.	1.375%	10/7/21	44,250	43,018
4 Federal National Mortgage Assn.	2.000%	1/5/22	101,000	100,211
4 Federal National Mortgage Assn.	1.875%	4/5/22	61,000	60,162
4 Federal National Mortgage Assn.	2.000%	10/5/22	64,800	64,000
4 Federal National Mortgage Assn.	2.625%	9/6/24	26,715	27,050
4 Federal National Mortgage Assn.	2.125%	4/24/26	32,200	31,193
4 Federal National Mortgage Assn.	1.875%	9/24/26	30,435	28,711
4 Federal National Mortgage Assn.	6.250%	5/15/29	7,250	9,667
4 Federal National Mortgage Assn.	7.125%	1/15/30	8,850	12,711
4 Federal National Mortgage Assn.	7.250%	5/15/30	32,760	47,762
4 Federal National Mortgage Assn.	6.625%	11/15/30	27,435	38,582
4 Federal National Mortgage Assn.	5.625%	7/15/37	3,396	4,741
4 Federal National Mortgage Assn.	6.210%	8/6/38	300	446
3 Financing Corp.	9.700%	4/5/19	475	521
NCUA Guaranteed Notes	3.000%	6/12/19	180	183
Private Export Funding Corp.	4.375%	3/15/19	7,567	7,781
Private Export Funding Corp.	1.450%	8/15/19	7,700	7,629
Private Export Funding Corp.	2.250%	3/15/20	7,050	7,077
Private Export Funding Corp.	2.300%	9/15/20	2,575	2,584

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Private Export Funding Corp.	4.300%	12/15/21	7,760	8,344
	Private Export Funding Corp.	2.800%	5/15/22	1,125	1,146
	Private Export Funding Corp.	2.050%	11/15/22	15,525	15,287
	Private Export Funding Corp.	3.550%	1/15/24	16,425	17,433
	Private Export Funding Corp.	2.450%	7/15/24	4,955	4,931
	Private Export Funding Corp.	3.250%	6/15/25	1,575	1,641
	Resolution Funding Corp.	8.125%	10/15/19	100	111
	Resolution Funding Corp.	8.875%	7/15/20	100	117
3	Tennessee Valley Authority	3.875%	2/15/21	5,395	5,678
3	Tennessee Valley Authority	1.875%	8/15/22	3,875	3,809
3	Tennessee Valley Authority	2.875%	9/15/24	12,231	12,504
3	Tennessee Valley Authority	6.750%	11/1/25	18,981	24,459
3	Tennessee Valley Authority	2.875%	2/1/27	25,750	26,205
3	Tennessee Valley Authority	7.125%	5/1/30	9,625	13,822
3	Tennessee Valley Authority	4.700%	7/15/33	100	122
3	Tennessee Valley Authority	4.650%	6/15/35	4,000	4,859
3	Tennessee Valley Authority	5.880%	4/1/36	6,795	9,489
3	Tennessee Valley Authority	6.150%	1/15/38	665	974
3	Tennessee Valley Authority	5.500%	6/15/38	1,436	1,962
3	Tennessee Valley Authority	5.250%	9/15/39	12,048	16,178
3	Tennessee Valley Authority	4.875%	1/15/48	14,320	18,585
3	Tennessee Valley Authority	5.375%	4/1/56	5,585	7,868
3	Tennessee Valley Authority	4.625%	9/15/60	8,838	11,117
3	Tennessee Valley Authority	4.250%	9/15/65	8,050	9,479
					3,207,154
Conventional Mortgage-Backed Securities (21.0%)
[4,5]	Fannie Mae Pool	2.000%	11/1/27–11/1/31	85,821	84,095
[4,5,6] Fannie Mae Pool		2.500%	11/1/26–10/1/46	990,371	991,521
[4,5,6] Fannie Mae Pool		3.000%	11/1/20–1/1/48	3,379,830	3,406,403
[4,5,6] Fannie Mae Pool		3.500%	5/1/20–1/1/48	3,811,033	3,926,535
[4,5,6] Fannie Mae Pool		4.000%	6/1/18–1/1/48	2,507,509	2,629,271
[4,5,6] Fannie Mae Pool		4.500%	2/1/18–1/1/48	983,756	1,050,444
[4,5,6] Fannie Mae Pool		5.000%	1/1/18–12/1/47	341,543	367,891
[4,5]	Fannie Mae Pool	5.500%	1/1/18–2/1/42	289,730	317,732
[4,5]	Fannie Mae Pool	6.000%	10/1/18–5/1/41	195,083	218,724
[4,5]	Fannie Mae Pool	6.500%	3/1/18–5/1/40	47,192	52,427
[4,5]	Fannie Mae Pool	7.000%	8/1/27–12/1/38	13,189	15,083
[4,5]	Fannie Mae Pool	7.500%	7/1/30–12/1/32	156	175
[4,5]	Fannie Mae Pool	8.000%	12/1/29	18	20
[4,5]	Freddie Mac Gold Pool	2.000%	7/1/28–12/1/31	44,665	43,785
[4,5,6] Freddie Mac Gold Pool		2.500%	4/1/27–10/1/46	728,166	728,740
[4,5,6] Freddie Mac Gold Pool		3.000%	4/1/21–1/1/48	2,360,831	2,377,118
[4,5,6] Freddie Mac Gold Pool		3.500%	12/1/20–1/1/48	2,488,379	2,561,953
[4,5,6] Freddie Mac Gold Pool		4.000%	3/1/18–1/1/48	1,503,398	1,575,669
[4,5,6] Freddie Mac Gold Pool		4.500%	1/1/18–1/1/48	564,913	601,965
[4,5]	Freddie Mac Gold Pool	5.000%	1/1/18–8/1/44	201,325	216,750
[4,5]	Freddie Mac Gold Pool	5.500%	2/1/18–6/1/41	156,944	171,684
[4,5]	Freddie Mac Gold Pool	6.000%	11/1/18–5/1/40	80,896	90,540
[4,5]	Freddie Mac Gold Pool	6.500%	3/1/22–9/1/39	20,364	22,666
[4,5]	Freddie Mac Gold Pool	7.000%	3/1/26–12/1/38	7,743	8,922
[4,5]	Freddie Mac Gold Pool	7.500%	4/1/27–2/1/32	71	83
[4,5]	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	107	122
[4,5]	Freddie Mac Gold Pool	8.500%	6/1/25	23	27
5	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	124,587	126,266

Total Bond Market II Index Fund
				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Ginnie Mae I Pool	3.500%	11/15/25–1/1/48	123,115	127,856
[5,6]	Ginnie Mae I Pool	4.000%	8/15/18–1/1/48	215,251	225,512
[5,6]	Ginnie Mae I Pool	4.500%	6/15/18–1/1/48	190,083	201,244
5	Ginnie Mae I Pool	5.000%	2/15/18–11/15/46	119,092	128,929
5	Ginnie Mae I Pool	5.500%	6/15/18–6/15/41	56,643	62,563
5	Ginnie Mae I Pool	6.000%	1/15/26–6/15/41	35,710	40,107
5	Ginnie Mae I Pool	6.500%	5/15/24–8/15/39	9,978	11,139
5	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	497	569
5	Ginnie Mae I Pool	7.500%	12/15/23	15	17
5	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	43	49
5	Ginnie Mae II Pool	2.500%	6/20/27–11/20/46	75,520	74,430
[5,6]	Ginnie Mae II Pool	3.000%	10/20/26–1/1/48	2,357,313	2,383,425
[5,6]	Ginnie Mae II Pool	3.500%	9/20/25–1/1/48	3,503,358	3,631,718
[5,6]	Ginnie Mae II Pool	4.000%	9/20/25–2/1/48	1,618,075	1,691,633
[5,6]	Ginnie Mae II Pool	4.500%	8/20/33–1/1/48	634,897	672,204
5	Ginnie Mae II Pool	5.000%	3/20/18–6/20/44	205,582	222,603
5	Ginnie Mae II Pool	5.500%	8/20/23–5/20/45	74,165	80,815
5	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	23,324	25,930
5	Ginnie Mae II Pool	6.500%	10/20/28–11/20/39	8,350	9,380
5	Ginnie Mae II Pool	7.000%	8/20/34–11/20/38	1,566	1,848
					31,178,582
Nonconventional Mortgage-Backed Securities (0.1%)
[4,5]	Fannie Mae Pool	2.124%	3/1/43	4,221	4,209
[4,5]	Fannie Mae Pool	2.178%	6/1/43	3,160	3,162
[4,5]	Fannie Mae Pool	2.196%	10/1/42	2,100	2,138
[4,5]	Fannie Mae Pool	2.268%	7/1/43	4,255	4,204
[4,5]	Fannie Mae Pool	2.393%	10/1/42	2,064	2,065
[4,5]	Fannie Mae Pool	2.439%	9/1/43	555	555
[4,5,7] Fannie Mae Pool		2.576%	4/1/37	805	834
[4,5]	Fannie Mae Pool	2.713%	12/1/43	2,850	2,960
[4,5]	Fannie Mae Pool	2.719%	1/1/42	2,078	2,095
[4,5]	Fannie Mae Pool	2.722%	3/1/42	2,337	2,433
[4,5,7] Fannie Mae Pool		2.886%	9/1/43	3,099	3,267
[4,5,8] Fannie Mae Pool		2.985%	6/1/37	117	122
[4,5,9] Fannie Mae Pool		3.031%	12/1/41	1,154	1,185
[4,5,9] Fannie Mae Pool		3.060%	9/1/37	1,492	1,590
[4,5,9] Fannie Mae Pool		3.067%	10/1/37	233	238
[4,5,9] Fannie Mae Pool		3.081%	2/1/41	672	707
[4,5,9] Fannie Mae Pool		3.084%	2/1/41	852	894
[4,5,8] Fannie Mae Pool		3.088%	1/1/35	433	462
[4,5,7] Fannie Mae Pool		3.215%	8/1/37	351	368
[4,5,9] Fannie Mae Pool		3.285%	2/1/36	290	295
[4,5,9] Fannie Mae Pool		3.288%	7/1/36	205	212
[4,5,9] Fannie Mae Pool		3.310%	12/1/33	175	186
[4,5,9] Fannie Mae Pool		3.325%	11/1/33	112	119
[4,5]	Fannie Mae Pool	3.344%	8/1/42	1,983	1,992
[4,5,9] Fannie Mae Pool		3.354%	12/1/40	570	599
[4,5,9] Fannie Mae Pool		3.362%	8/1/35	346	367
[4,5,8] Fannie Mae Pool		3.363%	7/1/38	79	83
[4,5,9] Fannie Mae Pool		3.364%	12/1/40	441	462
[4,5,8] Fannie Mae Pool		3.371%	12/1/35	324	342
[4,5,9] Fannie Mae Pool		3.385%	11/1/36	131	138
[4,5,9] Fannie Mae Pool		3.408%	9/1/34–2/1/36	438	462
[4,5,9] Fannie Mae Pool		3.410%	9/1/40	468	494
[4,5,9] Fannie Mae Pool		3.411%	1/1/37	245	261

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4,5,9] Fannie Mae Pool	3.415%	7/1/35–6/1/36	385	404
[4,5,9] Fannie Mae Pool	3.422%	10/1/37	665	683
[4,5,9] Fannie Mae Pool	3.435%	12/1/40	818	855
[4,5,9] Fannie Mae Pool	3.440%	10/1/39–9/1/42	2,230	2,319
[4,5,9] Fannie Mae Pool	3.445%	7/1/39	132	137
[4,5,9] Fannie Mae Pool	3.448%	8/1/40–6/1/42	2,968	3,087
[4,5,7] Fannie Mae Pool	3.453%	5/1/42	2,141	2,232
[4,5,9] Fannie Mae Pool	3.455%	11/1/39	203	215
[4,5,9] Fannie Mae Pool	3.473%	1/1/40	390	404
[4,5,9] Fannie Mae Pool	3.474%	1/1/42	1,139	1,194
[4,5,9] Fannie Mae Pool	3.475%	5/1/40	414	441
[4,5,9] Fannie Mae Pool	3.476%	2/1/41	405	406
[4,5,9] Fannie Mae Pool	3.481%	5/1/35–5/1/42	1,304	1,362
[4,5,9] Fannie Mae Pool	3.487%	4/1/36	116	121
[4,5,9] Fannie Mae Pool	3.500%	10/1/40	673	708
[4,5,7] Fannie Mae Pool	3.516%	7/1/42	1,226	1,318
[4,5,9] Fannie Mae Pool	3.529%	3/1/41	1,032	1,083
[4,5,7] Fannie Mae Pool	3.535%	7/1/37	185	196
[4,5,7] Fannie Mae Pool	3.545%	8/1/39	1,222	1,252
[4,5,7] Fannie Mae Pool	3.553%	2/1/42	3,830	4,062
[4,5,9] Fannie Mae Pool	3.555%	11/1/41	1,090	1,161
[4,5,9] Fannie Mae Pool	3.556%	3/1/42	1,172	1,254
[4,5,9] Fannie Mae Pool	3.560%	11/1/33–10/1/40	1,835	1,930
[4,5,9] Fannie Mae Pool	3.563%	11/1/41–12/1/41	1,996	2,107
[4,5,9] Fannie Mae Pool	3.565%	11/1/40–12/1/40	1,206	1,268
[4,5,9] Fannie Mae Pool	3.567%	12/1/39	762	792
[4,5,9] Fannie Mae Pool	3.572%	9/1/40	1,378	1,452
[4,5,9] Fannie Mae Pool	3.575%	3/1/41	1,097	1,168
[4,5,9] Fannie Mae Pool	3.576%	7/1/38	97	100
[4,5,9] Fannie Mae Pool	3.590%	8/1/39	326	344
[4,5,9] Fannie Mae Pool	3.604%	11/1/34–11/1/39	989	1,042
[4,5] Fannie Mae Pool	3.615%	4/1/41	893	906
[4,5,9] Fannie Mae Pool	3.632%	5/1/40	184	192
[4,5,9] Fannie Mae Pool	3.635%	5/1/41	781	821
[4,5] Fannie Mae Pool	3.637%	7/1/41	2,321	2,449
[4,5,9] Fannie Mae Pool	3.649%	4/1/37	28	30
[4,5,7] Fannie Mae Pool	3.651%	2/1/42	1,433	1,530
[4,5] Fannie Mae Pool	3.703%	6/1/41	260	274
[4,5] Fannie Mae Pool	3.768%	6/1/41	1,146	1,209
[4,5,9] Fannie Mae Pool	3.787%	5/1/36	24	24
[4,5,9] Fannie Mae Pool	3.864%	10/1/36	251	270
[4,5,9] Fannie Mae Pool	5.188%	3/1/38	173	178
[4,5,8] Fannie Mae Pool	5.860%	12/1/37	587	604
[4,5] Freddie Mac Non Gold Pool	2.386%	5/1/42	468	467
[4,5] Freddie Mac Non Gold Pool	2.538%	11/1/43	2,862	2,868
[4,5] Freddie Mac Non Gold Pool	2.717%	2/1/42	1,578	1,586
[4,5,9] Freddie Mac Non Gold Pool	2.735%	10/1/37	23	23
[4,5] Freddie Mac Non Gold Pool	2.804%	1/1/41	1,463	1,526
[4,5,7] Freddie Mac Non Gold Pool	2.855%	6/1/37	153	156
[4,5] Freddie Mac Non Gold Pool	2.959%	12/1/41	1,647	1,718
[4,5,7] Freddie Mac Non Gold Pool	3.039%	3/1/37	17	18
[4,5,9] Freddie Mac Non Gold Pool	3.081%	7/1/35	126	133
[4,5,7] Freddie Mac Non Gold Pool	3.090%	1/1/37	328	345
[4,5,8] Freddie Mac Non Gold Pool	3.109%	2/1/36	131	136
[4,5,8] Freddie Mac Non Gold Pool	3.168%	10/1/36	307	332

Total Bond Market II Index Fund
			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4,5] Freddie Mac Non Gold Pool	3.189%	1/1/41	250	263
[4,5,8] Freddie Mac Non Gold Pool	3.212%	5/1/36	239	250
[4,5,9] Freddie Mac Non Gold Pool	3.250%	1/1/38	199	210
[4,5,9] Freddie Mac Non Gold Pool	3.296%	3/1/37	18	19
[4,5,9] Freddie Mac Non Gold Pool	3.352%	1/1/35	44	48
[4,5,9] Freddie Mac Non Gold Pool	3.357%	3/1/37	78	79
[4,5,9] Freddie Mac Non Gold Pool	3.364%	2/1/37	128	135
[4,5,9] Freddie Mac Non Gold Pool	3.376%	12/1/40	1,344	1,392
[4,5,9] Freddie Mac Non Gold Pool	3.377%	12/1/36	183	194
[4,5] Freddie Mac Non Gold Pool	3.388%	3/1/42	1,055	1,108
[4,5,8] Freddie Mac Non Gold Pool	3.395%	11/1/36	114	118
[4,5,9] Freddie Mac Non Gold Pool	3.410%	10/1/37	566	587
[4,5,8] Freddie Mac Non Gold Pool	3.423%	3/1/37	41	41
[4,5,9] Freddie Mac Non Gold Pool	3.474%	9/1/37	188	193
[4,5,9] Freddie Mac Non Gold Pool	3.492%	12/1/36	266	274
[4,5,8] Freddie Mac Non Gold Pool	3.494%	11/1/34	411	429
[4,5,9] Freddie Mac Non Gold Pool	3.496%	12/1/34	117	119
[4,5,9] Freddie Mac Non Gold Pool	3.500%	5/1/38	40	42
[4,5,9] Freddie Mac Non Gold Pool	3.505%	12/1/40	421	436
[4,5,9] Freddie Mac Non Gold Pool	3.506%	2/1/42	319	333
[4,5,9] Freddie Mac Non Gold Pool	3.515%	4/1/35–12/1/36	66	71
[4,5,9] Freddie Mac Non Gold Pool	3.524%	12/1/35	308	324
[4,5,9] Freddie Mac Non Gold Pool	3.544%	6/1/37	450	479
[4,5,9] Freddie Mac Non Gold Pool	3.606%	1/1/37	157	167
[4,5,9] Freddie Mac Non Gold Pool	3.615%	3/1/41	245	260
[4,5,9] Freddie Mac Non Gold Pool	3.630%	5/1/40–11/1/40	827	851
[4,5,9] Freddie Mac Non Gold Pool	3.635%	7/1/38	189	191
[4,5,9] Freddie Mac Non Gold Pool	3.649%	9/1/40	962	1,009
[4,5,9] Freddie Mac Non Gold Pool	3.650%	11/1/40	577	594
[4,5,9] Freddie Mac Non Gold Pool	3.652%	8/1/37–2/1/41	558	589
[4,5,9] Freddie Mac Non Gold Pool	3.660%	2/1/41	694	737
[4,5,9] Freddie Mac Non Gold Pool	3.686%	6/1/37	218	231
[4,5,9] Freddie Mac Non Gold Pool	3.688%	3/1/37	227	241
[4,5,9] Freddie Mac Non Gold Pool	3.701%	6/1/41	318	331
[4,5,9] Freddie Mac Non Gold Pool	3.706%	5/1/40	242	253
[4,5,9] Freddie Mac Non Gold Pool	3.708%	6/1/40	508	522
[4,5,9] Freddie Mac Non Gold Pool	3.714%	6/1/40	987	1,034
[4,5,9] Freddie Mac Non Gold Pool	3.753%	5/1/37	764	788
[4,5] Freddie Mac Non Gold Pool	4.865%	3/1/38	164	172
[5,8] Ginnie Mae II Pool	2.250%	10/20/38–12/20/42	6,849	7,054
[5,8] Ginnie Mae II Pool	2.375%	1/20/41–3/20/43	11,832	12,203
[5,8] Ginnie Mae II Pool	2.500%	10/20/41–5/20/43	3,025	3,132
[5,8] Ginnie Mae II Pool	2.625%	6/20/29–6/20/43	7,073	7,260
[5,8] Ginnie Mae II Pool	2.750%	7/20/38–8/20/41	4,223	4,342
[5,8] Ginnie Mae II Pool	3.000%	11/20/40–10/20/41	1,101	1,139
[5,8] Ginnie Mae II Pool	3.125%	5/20/41	510	528
5 Ginnie Mae II Pool	3.500%	12/20/43	486	490
				143,654
Total U.S. Government and Agency Obligations (Cost $95,848,318)				95,601,682

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (2.2%)
5 AEP Texas Central Transition Funding II
LLC 2006-A	5.170%	1/1/18	319	319
5 Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	426	426
5 Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	339	338
5 Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	1,325	1,324
5 Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	340	340
5 Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,075	1,074
5 Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	1,043	1,042
5 Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	1,310	1,308
5 Ally Auto Receivables Trust 2017-4	1.750%	12/15/21	6,038	5,993
5 Ally Auto Receivables Trust 2017-4	1.960%	7/15/22	2,568	2,538
5 Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	4,950	4,947
5 American Express Credit Account Master
Trust 2017-1	1.930%	9/15/22	10,100	10,053
5 American Express Credit Account Master
Trust 2017-3	1.770%	11/15/22	20,000	19,826
5 American Express Credit Account Master
Trust 2017-6	2.040%	5/15/23	16,125	16,049
5 American Express Credit Account Master
Trust 2017-7	2.350%	5/15/25	9,825	9,791
5 AmeriCredit Automobile Receivables Trust
2015-2	1.270%	1/8/20	309	308
5 AmeriCredit Automobile Receivables Trust
2016-3	1.460%	5/10/21	2,650	2,637
5 AmeriCredit Automobile Receivables Trust
2017-2	1.980%	12/20/21	1,450	1,444
5 AmeriCredit Automobile Receivables Trust
2017-3	1.900%	3/18/22	3,320	3,296
5 BA Credit Card Trust 2017-A1	1.950%	8/15/22	10,000	9,956
5 Banc of America Commercial Mortgage
Trust 2015-UBS7	3.429%	9/15/48	1,425	1,472
5 Banc of America Commercial Mortgage
Trust 2015-UBS7	3.705%	9/15/48	2,525	2,628
5 Banc of America Commercial Mortgage
Trust 2017-BNK3	3.574%	2/15/50	7,200	7,451
5 Banc of America Commercial Mortgage
Trust 2017-BNK3	3.748%	2/15/50	2,800	2,859
5 BANK 2017 - BNK4	3.625%	5/15/50	5,700	5,914
5 BANK 2017 - BNK5	3.390%	6/15/60	7,000	7,131
5 BANK 2017 - BNK5	3.624%	6/15/60	3,500	3,550
5 BANK 2017 - BNK6	3.518%	7/15/60	9,408	9,675
5 BANK 2017 - BNK6	3.741%	7/15/60	9,408	9,645
5 BANK 2017 - BNK7	3.175%	9/15/60	7,575	7,596
5 BANK 2017 - BNK7	3.435%	9/15/60	4,690	4,795
5 BANK 2017 - BNK7	3.748%	9/15/60	5,225	5,338
5 BANK 2017 - BNK8	3.488%	11/15/50	5,925	6,078
5 BANK 2017 - BNK8	3.731%	11/15/50	1,000	1,025
5 BANK 2017 - BNK9	3.279%	11/15/54	5,925	5,975
5 BANK 2017 - BNK9	3.538%	11/15/54	5,925	6,103
Bank of Nova Scotia	2.125%	9/11/19	7,400	7,373
Bank of Nova Scotia	1.850%	4/14/20	17,300	17,111
Bank of Nova Scotia	1.875%	4/26/21	5,225	5,110
5 Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	2,875	2,873

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	4,925	4,878
5 BBCMS Mortgage Trust 2017-C1	3.674%	2/15/50	10,825	11,227
5 BBCMS Mortgage Trust 2017-C1	3.898%	2/15/50	2,900	3,027
5 BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	225	225
5 BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	1,250	1,249
5 BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	2,650	2,642
5 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	1,577	1,575
5 Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	396	396
5 Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	1,300	1,300
5 Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	1,889	1,889
5 Capital Auto Receivables Asset Trust 2015-2	1.970%	1/21/20	1,800	1,801
5 Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	2,511	2,511
5 Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	1,840	1,842
5 Capital Auto Receivables Asset Trust 2015-4	1.830%	3/20/20	2,750	2,749
5 Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	1,775	1,775
5 Capital Auto Receivables Asset Trust 2016-2	1.630%	1/20/21	2,250	2,233
5 Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	2,000	1,983
5 Capital One Multi-Asset Execution Trust
2015-A2	2.080%	3/15/23	7,675	7,656
5 Capital One Multi-Asset Execution Trust
2015-A5	1.600%	5/17/21	3,625	3,622
5 Capital One Multi-Asset Execution Trust
2015-A8	2.050%	8/15/23	4,950	4,927
5 Capital One Multi-Asset Execution Trust
2016-A3	1.340%	4/15/22	5,325	5,269
5 Capital One Multi-Asset Execution Trust
2016-A4	1.330%	6/15/22	7,100	7,012
5 Capital One Multi-Asset Execution Trust
2016-A6	1.820%	9/15/22	6,500	6,465
5 Capital One Multi-Asset Execution Trust
2017-A1	2.000%	1/17/23	6,600	6,567
5 Capital One Multi-Asset Execution Trust
2017-A3	2.430%	1/15/25	6,725	6,700
5 Capital One Multi-Asset Execution Trust
2017-A4	1.990%	7/17/23	11,150	11,081
5 Capital One Multi-Asset Execution Trust
2017-A6	2.290%	7/15/25	9,400	9,331
5 CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	94	94
5 CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	332	332
5 CarMax Auto Owner Trust 2014-2	1.610%	10/15/19	792	791
5 CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	150	150
5 CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	1,150	1,149
5 CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	798	798
5 CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	986	984
5 CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,025	1,020
5 CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	2,248	2,244
5 CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	800	798
5 CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	2,017	2,011
5 CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	1,250	1,241
5 CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	2,975	2,950
5 CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	1,030	1,013
5 CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	3,350	3,333
5 CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	2,350	2,334
5 CD 2006-CD3 Commercial Mortgage Trust	5.648%	10/15/48	3,061	3,067

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	5,650	5,491
5 CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	5,000	5,161
5 CD 2017-CD3 Commercial Mortgage Trust	3.453%	2/10/50	1,862	1,915
5 CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	14,220	14,829
5 CD 2017-CD3 Commercial Mortgage Trust	3.833%	2/10/50	3,706	3,804
5 CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	4,100	4,233
5 CD 2017-CD4 Commercial Mortgage Trust	3.747%	5/10/50	2,700	2,758
5 CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	3,500	3,589
5 CD 2017-CD6 Commercial Mortgage Trust	3.332%	11/13/50	2,400	2,455
5 CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	4,825	4,966
5 CD 2017-CD6 Commercial Mortgage Trust	3.709%	11/13/50	2,825	2,889
5 CenterPoint Energy Transition Bond Co. II
LLC 2005-A	5.302%	8/1/20	569	584
5 CenterPoint Energy Transition Bond Co. IV
LLC 2012-1	3.028%	10/15/25	5,300	5,420
5 CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	3,650	3,819
5 CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	5,050	5,050
CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	3,600	3,647
5 CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	9,400	9,339
5 CFCRE Commercial Mortgage Trust 2017-C8	3.572%	6/15/50	3,000	3,059
5 Chase Issuance Trust 2012-A4	1.580%	8/16/21	5,500	5,456
5 Chase Issuance Trust 2012-A7	2.160%	9/16/24	12,805	12,671
5 Chase Issuance Trust 2013-A1	1.300%	2/18/20	9,550	9,546
5 Chase Issuance Trust 2014-A2	2.770%	3/15/23	7,550	7,656
5 Chase Issuance Trust 2015-A4	1.840%	4/15/22	5,400	5,361
5 Chase Issuance Trust 2015-A5	1.360%	4/15/20	11,000	10,989
5 Chase Issuance Trust 2016-A2	1.370%	6/15/21	6,975	6,907
5 Chase Issuance Trust 2016-A4	1.490%	7/15/22	6,125	6,017
5 Chase Issuance Trust 2016-A5	1.270%	7/15/21	7,200	7,107
5 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	6,114	6,136
5 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	15,000	15,262
5 Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	6,525	6,597
5 Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	18,925	18,950
5 Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	11,625	11,623
5 Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	7,175	7,121
5 Citibank Credit Card Issuance Trust 2017-A2	1.740%	1/19/21	13,050	13,024
5 Citibank Credit Card Issuance Trust 2017-A9	1.800%	9/20/21	14,300	14,224
5 Citigroup Commercial Mortgage Trust
2012-GC8	3.024%	9/10/45	3,950	4,004
5 Citigroup Commercial Mortgage Trust
2013-GC11	3.093%	4/10/46	1,500	1,521
5 Citigroup Commercial Mortgage Trust
2013-GC11	3.422%	4/10/46	1,300	1,309
5 Citigroup Commercial Mortgage Trust
2013-GC15	3.161%	9/10/46	1,652	1,661
5 Citigroup Commercial Mortgage Trust
2013-GC15	3.942%	9/10/46	800	832
5 Citigroup Commercial Mortgage Trust
2013-GC15	4.371%	9/10/46	1,200	1,294
5 Citigroup Commercial Mortgage Trust
2013-GC15	4.649%	9/10/46	1,700	1,836
5 Citigroup Commercial Mortgage Trust
2013-GC17	3.675%	11/10/46	550	567

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Citigroup Commercial Mortgage Trust
2013-GC17	4.131%	11/10/46	1,825	1,940
5 Citigroup Commercial Mortgage Trust
2013-GC17	4.544%	11/10/46	750	804
5 Citigroup Commercial Mortgage Trust
2013-GC17	5.095%	11/10/46	750	819
5 Citigroup Commercial Mortgage Trust
2014-GC19	2.790%	3/10/47	3,210	3,223
5 Citigroup Commercial Mortgage Trust
2014-GC19	3.552%	3/10/47	750	775
5 Citigroup Commercial Mortgage Trust
2014-GC19	4.023%	3/10/47	1,150	1,218
5 Citigroup Commercial Mortgage Trust
2014-GC19	4.345%	3/10/47	955	1,010
5 Citigroup Commercial Mortgage Trust
2014-GC21	3.477%	5/10/47	375	387
5 Citigroup Commercial Mortgage Trust
2014-GC21	3.855%	5/10/47	1,675	1,759
5 Citigroup Commercial Mortgage Trust
2014-GC21	4.328%	5/10/47	1,350	1,387
5 Citigroup Commercial Mortgage Trust
2014-GC23	3.622%	7/10/47	2,725	2,838
5 Citigroup Commercial Mortgage Trust
2014-GC25	3.635%	10/10/47	5,650	5,864
5 Citigroup Commercial Mortgage Trust
2015-GC27	3.137%	2/10/48	7,425	7,482
5 Citigroup Commercial Mortgage Trust
2015-GC27	3.571%	2/10/48	3,025	3,055
5 Citigroup Commercial Mortgage Trust
2015-GC29	2.674%	4/10/48	1,525	1,530
5 Citigroup Commercial Mortgage Trust
2015-GC29	3.758%	4/10/48	2,937	2,888
5 Citigroup Commercial Mortgage Trust
2015-GC31	3.762%	6/10/48	2,925	3,063
5 Citigroup Commercial Mortgage Trust
2015-GC33	3.778%	9/10/58	3,375	3,538
5 Citigroup Commercial Mortgage Trust
2016-C1	3.003%	5/10/49	2,075	2,076
5 Citigroup Commercial Mortgage Trust
2016-C1	3.209%	5/10/49	3,950	3,981
5 Citigroup Commercial Mortgage Trust
2016-C2	2.832%	8/10/49	2,500	2,439
5 Citigroup Commercial Mortgage Trust
2016-GC36	3.616%	2/10/49	7,150	7,398
5 Citigroup Commercial Mortgage Trust
2016-P4	2.902%	7/10/49	2,350	2,316
5 Citigroup Commercial Mortgage Trust
2017-B1	3.458%	8/15/50	9,700	9,959
5 Citigroup Commercial Mortgage Trust
2017-B1	3.711%	8/15/50	1,950	1,994
5 Citigroup Commercial Mortgage Trust
2017-C4	3.471%	10/12/50	5,925	6,067
5 Citigroup Commercial Mortgage Trust
2017-C4	3.764%	10/12/50	1,575	1,604

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,285	1,304
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,825	1,875
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	5,008
[5,10] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	2,195	2,231
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,300	6,301
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,498
5	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	660	705
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	1,310	1,322
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	1,310	1,360
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	1,750	1,847
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	5,890	6,305
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	1,310	1,416
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	85	85
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,075	1,081
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,075	1,112
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	1,500	1,567
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,125	1,192
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	750	794
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	350	367
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/12/46	108	107
5	COMM 2013-CCRE13 Mortgage Trust	3.039%	11/10/46	550	554
5	COMM 2013-CCRE13 Mortgage Trust	3.706%	11/10/46	375	389
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/12/46	3,700	3,947
5	COMM 2013-CCRE13 Mortgage Trust	4.449%	11/10/46	1,100	1,172
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	1,744	1,768
5	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	1,425	1,451
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,888	1,960
5	COMM 2013-CCRE9 Mortgage Trust	4.230%	7/10/45	2,295	2,458
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,050	2,062
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	2,020	2,156
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,981	4,009
5	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,184	2,201
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	3,275	3,298
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,450	2,620
5	COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	2,725	2,918
5	COMM 2014-CCRE14 Mortgage Trust	4.597%	2/10/47	2,650	2,825
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	2,553	2,570
5	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	935	966
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	1,737	1,844
5	COMM 2014-CCRE15 Mortgage Trust	4.719%	2/10/47	869	930
5	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	1,500	1,554
5	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	1,975	2,084
5	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	1,900	1,920
5	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	950	982
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	2,425	2,551
5	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	955	985
5	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	2,950	3,033
5	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	975	1,022
5	COMM 2014-CCRE18 Mortgage Trust	4.103%	7/15/47	1,281	1,340
5	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	5,775	6,057
5	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	1,550	1,619
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	1,525	1,579
5	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	2,916	2,951
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	5,625	5,807

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,150	1,158
5 COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	5,225	5,519
5 COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	3,900	3,939
5 COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,550	1,634
5 COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	757	762
5 COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	658	677
5 COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	1,699	1,785
5 COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	475	497
5 COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	301	319
5 COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,150	1,159
5 COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	3,075	3,218
5 COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	6,000	6,226
5 COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	1,502	1,555
5 COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	4,575	4,798
5 COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	3,850	3,879
5 COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	3,850	3,947
5 COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	7,500	7,778
5 COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	1,925	2,008
5 COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	1,900	1,916
5 COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	5,325	5,416
5 COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	1,900	1,936
5 COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	2,200	2,245
5 COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	3,250	3,322
5 COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	1,450	1,486
5 COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	3,500	3,666
5 COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	7,125	7,417
5 COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	3,575	3,673
5 COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,575	3,711
5 COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	750	759
5 COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	4,000	4,047
5 COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	1,775	1,800
5 COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	5,350	5,619
5 COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	4,375	4,505
5 CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	3,750	3,839
5 CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	1,900	1,952
5 CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	1,525	1,552
5 CSAIL 2015-C2 Commercial Mortgage Trust	1.454%	6/15/57	1,293	1,283
5 CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	4,700	4,810
5 CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	1,800	1,845
5 CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	2,772	2,850
5 CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	3,550	3,682
5 CSAIL 2015-C3 Commercial Mortgage Trust	4.108%	8/15/48	1,625	1,672
5 CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	2,200	2,269
5 CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	2,850	2,981
5 CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	7,325	7,471
5 CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	7,800	7,948
5 CSAIL 2017-CX10 Commercial Mortgage
Trust	3.458%	11/15/50	5,925	6,073
5 CSAIL 2017-CX9 Commercial Mortgage
Trust	3.446%	9/15/50	4,175	4,282
5 DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	2,600	2,635
5 DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	3,075	3,025
5 DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	5,700	5,800
5 DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	1,600	1,613

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	9,175	9,118
5	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	6,900	6,877
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	6,950	6,947
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	11,000	10,966
5	Discover Card Execution Note Trust 2017-A2	2.390%	7/15/24	7,000	7,000
[4,5]	Fannie Mae-Aces 2017-M15	3.136%	11/25/27	11,675	11,785
[4,5]	Fannie Mae-Aces 2010-M1	4.450%	9/25/19	945	975
[4,5]	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	5,165	5,321
[4,5]	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	11,170	11,606
[4,5]	Fannie Mae-Aces 2013-M12	2.393%	3/25/23	8,238	8,135
[4,5]	Fannie Mae-Aces 2013-M14	2.524%	4/25/23	8,992	8,952
[4,5]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	11,450	11,789
[4,5]	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	839	829
[4,5]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	3,850	3,791
[4,5]	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	6,538	6,539
[4,5]	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	11,300	11,367
[4,5]	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	1,406	1,404
[4,5]	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	4,500	4,577
[4,5]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	11,322	11,800
[4,5]	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	3,418	3,420
[4,5]	Fannie Mae-Aces 2014-M3	3.466%	1/25/24	5,400	5,612
[4,5]	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	5,650	5,853
[4,5]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	10,522	10,609
[4,5]	Fannie Mae-Aces 2014-M7	3.271%	6/25/24	10,302	10,584
[4,5]	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	1,410	1,400
[4,5]	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	5,850	5,943
[4,5]	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	6,825	6,953
[4,5]	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	179	179
[4,5]	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	10,000	9,876
[4,5]	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	2,750	2,770
[4,5]	Fannie Mae-Aces 2015-M12	2.792%	5/25/25	7,025	7,001
[4,5]	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	8,825	8,837
[4,5]	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	7,006	6,954
[4,5]	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	3,700	3,698
[4,5]	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	4,150	4,153
[4,5]	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	685	684
[4,5]	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	6,650	6,566
[4,5]	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	3,013	2,984
[4,5]	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	7,800	7,812
[4,5]	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	9,650	9,249
[4,5]	Fannie Mae-Aces 2016-M12	2.448%	9/25/26	9,400	9,108
[4,5]	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	6,425	6,316
[4,5]	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	3,500	3,445
[4,5]	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	3,525	3,442
[4,5]	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	7,600	7,407
[4,5]	Fannie Mae-Aces 2016-M6	2.488%	5/25/26	5,150	4,982
[4,5]	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	1,700	1,660
[4,5]	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	2,825	2,752
[4,5]	Fannie Mae-Aces 2017-M1	2.417%	10/25/26	10,000	9,608
[4,5]	Fannie Mae-Aces 2017-M10	2.561%	7/25/24	4,280	4,229
[4,5]	Fannie Mae-Aces 2017-M11	2.980%	8/25/29	5,100	5,032
[4,5]	Fannie Mae-Aces 2017-M12	3.079%	6/25/27	12,575	12,713
[4,5]	Fannie Mae-Aces 2017-M2	2.784%	2/25/27	7,000	6,925
[4,5]	Fannie Mae-Aces 2017-M3	2.486%	12/25/26	12,000	11,586

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	Fannie Mae-Aces 2017-M4	2.597%	12/25/26	10,590	10,312
[4,5]	Fannie Mae-Aces 2017-M7	2.961%	2/25/27	6,500	6,515
[4,5]	Fannie Mae-Aces 2017-M8	3.061%	5/25/27	12,729	12,816
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K004	4.186%	8/25/19	2,050	2,103
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K005	3.484%	4/25/19	1,672	1,686
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K006	3.398%	7/25/19	2,104	2,128
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K007	3.342%	12/25/19	62	62
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K009	2.757%	5/25/20	1,226	1,231
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K010	3.320%	7/25/20	636	639
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K011	4.084%	11/25/20	1,675	1,751
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K012	4.184%	12/25/20	2,725	2,859
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K014	3.871%	4/25/21	4,667	4,873
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K017	2.873%	12/25/21	12,820	13,025
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K019	2.272%	3/25/22	5,430	5,396
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K020	2.373%	5/25/22	13,400	13,331
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K021	2.396%	6/25/22	8,300	8,280
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K022	2.355%	7/25/22	575	573
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K026	2.510%	11/25/22	11,500	11,476
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K028	3.111%	2/25/23	8,625	8,859
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K029	3.320%	2/25/23	11,425	11,822
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K030	2.779%	9/25/22	7,382	7,467
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K030	3.250%	4/25/23	11,425	11,816
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K031	3.300%	4/25/23	11,906	12,327
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K032	3.016%	2/25/23	4,410	4,486
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K032	3.310%	5/25/23	6,420	6,657
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K033	2.871%	2/25/23	8,366	8,475
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K033	3.060%	7/25/23	12,875	13,187
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K034	3.531%	7/25/23	10,633	11,144

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K035	3.458%	8/25/23	12,575	13,129
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K037	3.490%	1/25/24	475	497
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K038	2.604%	10/25/23	2,881	2,896
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K038	3.389%	3/25/24	5,225	5,427
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K039	2.683%	12/25/23	2,071	2,090
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K039	3.303%	7/25/24	2,600	2,703
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K040	2.768%	4/25/24	3,217	3,250
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K040	3.241%	9/25/24	9,300	9,621
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K041	3.171%	10/25/24	9,600	9,882
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K042	2.267%	6/25/24	1,637	1,613
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K042	2.670%	12/25/24	7,225	7,206
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K043	2.532%	10/25/23	1,710	1,713
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K043	3.062%	12/25/24	5,600	5,707
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K045	2.493%	11/25/24	3,313	3,303
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K045	3.023%	1/25/25	5,800	5,916
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K046	3.205%	3/25/25	5,800	5,973
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K047	2.827%	12/25/24	1,550	1,552
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K047	3.329%	5/25/25	4,450	4,620
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K048	3.284%	6/25/25	6,350	6,575
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K049	3.010%	7/25/25	3,850	3,889
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K050	3.334%	8/25/25	6,375	6,616
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K052	3.151%	11/25/25	4,150	4,257
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K053	2.995%	12/25/25	2,450	2,487
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K054	2.745%	1/25/26	6,350	6,325
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K055	2.673%	3/25/26	7,500	7,423
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K056	2.525%	5/25/26	5,325	5,207
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K057	2.570%	7/25/26	9,375	9,186

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K058	2.653%	8/25/26	5,800	5,697
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K059	3.120%	9/25/26	5,000	5,095
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K060	3.300%	10/25/26	8,000	8,250
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K061	3.347%	11/25/26	17,000	17,594
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K062	3.413%	12/25/26	17,750	18,450
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K063	3.430%	1/25/27	16,200	16,860
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K064	3.224%	3/25/27	14,680	15,032
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K065	3.243%	4/25/27	17,557	18,005
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K066	3.117%	6/25/27	5,840	5,929
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K068	3.244%	8/25/27	4,925	5,047
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K069	3.187%	9/25/27	8,875	9,053
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K152	3.080%	1/25/31	3,500	3,484
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K153	3.294%	3/25/29	13,500	13,890
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K153	3.117%	10/25/31	7,100	7,118
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K503	1.384%	1/25/19	2,749	2,731
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K503	2.456%	8/25/19	11,200	11,234
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K504	2.566%	9/25/20	3,500	3,521
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K702	3.154%	2/25/18	9,358	9,357
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K704	2.412%	8/25/18	2,340	2,344
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K706	2.323%	10/25/18	4,808	4,817
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K707	2.220%	12/25/18	4,725	4,727
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K710	1.883%	5/25/19	1,205	1,202
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K711	1.321%	12/25/18	2,489	2,475
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K711	1.730%	7/25/19	14,925	14,841
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K712	1.869%	11/25/19	6,878	6,843
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K713	2.313%	3/25/20	18,525	18,540
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K714	3.034%	10/25/20	13,040	13,265

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K716	2.413%	1/25/21	1,625	1,612
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K716	3.130%	6/25/21	12,630	12,834
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K717	2.991%	9/25/21	12,975	13,233
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K718	2.375%	9/25/21	7,619	7,571
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K718	2.791%	1/25/22	6,800	6,877
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates K722	2.183%	5/25/22	2,430	2,402
[4,5]	FHLMC Multifamily Structured Pass
	Through Certificates KW01	2.853%	1/25/26	7,000	6,998
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K715	2.856%	1/25/21	4,225	4,285
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K720	2.716%	6/25/22	4,550	4,592
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K723	2.454%	8/25/23	4,650	4,619
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K724	3.062%	11/25/23	8,900	9,110
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K725	3.002%	1/25/24	15,300	15,620
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K725	2.946%	7/25/24	14,700	14,945
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K726	2.905%	4/25/24	7,800	7,910
[4,5]	FHLMC Multifamily Structures Pass
	Through Certificates K728	3.064%	8/25/24	11,850	12,116
5	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	1,844	1,840
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	1,082	1,081
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	233	233
5	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	428	427
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	575	574
5	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	737	736
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	900	897
5	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	954	953
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	800	797
5	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	4,475	4,445
5	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	2,675	2,651
5	Ford Credit Auto Owner Trust 2017-B	1.690%	11/15/21	5,478	5,435
5	Ford Credit Auto Owner Trust 2017-B	1.870%	9/15/22	756	749
5	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	15,775	15,718
5	Ford Credit Floorplan Master Owner
	Trust A Series 2016-1	1.760%	2/15/21	7,125	7,102
5	Ford Credit Floorplan Master Owner
	Trust A Series 2017-1	2.070%	5/15/22	6,450	6,421
5	Ford Credit Floorplan Master Owner
	Trust A Series 2017-2	2.160%	9/15/22	4,170	4,153
5	Ford Credit Floorplan Master Owner
	Trust A Series 2017-3	2.480%	9/15/24	4,310	4,284
[4,5]	Freddie Mac Multifamily Structured
	Pass Through Certificates	3.303%	11/25/27	2,875	2,968

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	Freddie Mac Multifamily Structured
	Pass Through Certificates	3.286%	11/25/50	3,950	4,076
5	GM Financial Automobile Leasing
	Trust 2015-2	1.680%	12/20/18	872	871
5	GM Financial Automobile Leasing
	Trust 2015-2	1.850%	7/22/19	1,600	1,599
5	GM Financial Automobile Leasing
	Trust 2015-3	1.690%	3/20/19	995	994
5	GM Financial Automobile Leasing
	Trust 2015-3	1.810%	11/20/19	1,775	1,774
5	GM Financial Automobile Leasing
	Trust 2016-1	1.790%	3/20/20	3,650	3,644
5	GM Financial Automobile Leasing
	Trust 2016-2	1.620%	9/20/19	3,550	3,545
5	GM Financial Automobile Leasing
	Trust 2016-3	1.610%	12/20/19	2,550	2,541
5	GS Mortgage Securities Corporation II
	2013-GC10	2.943%	2/10/46	3,494	3,517
5	GS Mortgage Securities Corporation II
	2013-GC10	3.279%	2/10/46	1,310	1,322
5	GS Mortgage Securities Corporation II
	2015-GC30	2.726%	5/10/50	2,575	2,585
5	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	3,700	3,784
5	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	1,500	1,553
5	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	6,326	6,497
5	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	3,629	3,709
5	GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	2,949	2,956
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,255	2,284
5	GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	966	974
5	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,729	1,733
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,340	1,392
5	GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	1,824	1,835
5	GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	710	736
5	GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,150	1,235
5	GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	11,250	11,920
5	GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	2,750	2,902
5	GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	1,550	1,602
5	GS Mortgage Securities Trust 2014-GC22	3.516%	6/10/47	500	517
5	GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	1,350	1,420
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	5,582	5,914
5	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	1,175	1,235
5	GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,225	1,233
5	GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	2,275	2,337
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	7,475	7,735
5	GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	1,325	1,370
5	GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,125	1,156
5	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	4,150	4,231
5	GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	3,675	3,798
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	1,425	1,493
5	GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	3,575	3,651
5	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	3,400	3,493
5	GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	2,700	2,695
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	7,125	6,942

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	2,450	2,500
5 GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	1,825	1,865
5 GS Mortgage Securities Trust 2017-GS5	3.674%	3/10/50	5,750	5,985
5 GS Mortgage Securities Trust 2017-GS5	3.826%	3/10/50	2,300	2,367
5 GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	5,000	5,126
5 GS Mortgage Securities Trust 2017-GS7	3.430%	8/10/50	13,872	14,127
5 GS Mortgage Securities Trust 2017-GS7	3.663%	8/10/50	3,700	3,751
5 Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	173	173
5 Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	2,250	2,248
5 Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	436	435
5 Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	1,450	1,447
5 Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	782	782
5 Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	700	698
5 Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	2,694	2,687
5 Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	900	894
5 Honda Auto Receivables 2017-2 Owner Trust	1.680%	8/16/21	7,138	7,075
5 Honda Auto Receivables 2017-2 Owner Trust	1.870%	9/15/23	1,586	1,569
5 Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	4,325	4,312
5 Huntington Auto Trust 2015-1	1.240%	9/16/19	827	826
5 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	499	499
5 Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,125	1,122
5 Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	914	912
5 Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	850	847
5 Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,200	1,196
5 Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	3,025	2,991
5 Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	2,250	2,206
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	4,249	4,383
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C8	2.829%	10/15/45	11,444	11,490
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-CIBX	3.483%	6/15/45	3,816	3,926
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	2,250	2,262
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.143%	12/15/47	1,389	1,407
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.372%	12/15/47	1,042	1,051
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.674%	12/15/46	1,250	1,292
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.881%	12/15/46	1,500	1,573
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.166%	12/15/46	4,900	5,230
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.517%	12/15/46	1,250	1,335
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.910%	12/15/46	1,250	1,329
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	6,766	6,827
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	2.872%	7/15/47	1,525	1,536
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	3.805%	7/15/47	575	602

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2015-JP1	3.914%	1/15/49	2,825	2,989
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP3	2.870%	8/15/49	8,900	8,736
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP4	3.648%	12/15/49	3,700	3,849
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP4	3.870%	12/15/49	2,950	3,044
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2017-JP6	3.050%	7/15/50	3,600	3,649
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2017-JP6	3.490%	7/15/50	2,000	2,055
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2017-JP6	3.744%	7/15/50	2,800	2,862
5 JPMBB Commercial Mortgage Securities
Trust 2013-C12	3.664%	7/15/45	1,982	2,067
5 JPMBB Commercial Mortgage Securities
Trust 2013-C12	4.030%	7/15/45	655	685
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	3.761%	8/15/46	990	1,025
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.133%	8/15/46	2,640	2,808
5 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.409%	8/15/46	740	785
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	2.977%	11/15/45	2,149	2,160
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	3.659%	11/15/45	505	522
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.131%	11/15/45	3,520	3,748
5 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.420%	11/15/45	2,010	2,134
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.003%	1/15/47	900	905
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.705%	1/15/47	1,163	1,205
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.199%	1/15/47	4,320	4,626
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.458%	1/15/47	775	825
5 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.881%	1/15/47	1,163	1,229
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.079%	2/15/47	4,338	4,611
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.439%	2/15/47	771	820
5 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.814%	2/15/47	935	989
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.046%	4/15/47	1,519	1,534
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.669%	4/15/47	1,900	1,956
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.997%	4/15/47	1,900	2,010

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities
Trust 2014-C19	4.243%	4/15/47	1,525	1,606
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.428%	8/15/47	979	1,005
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.775%	8/15/47	950	994
5 JPMBB Commercial Mortgage Securities
Trust 2014-C21	3.997%	8/15/47	575	598
5 JPMBB Commercial Mortgage Securities
Trust 2014-C22	3.801%	9/15/47	5,850	6,105
5 JPMBB Commercial Mortgage Securities
Trust 2014-C22	4.110%	9/15/47	1,550	1,618
5 JPMBB Commercial Mortgage Securities
Trust 2014-C23	3.934%	9/15/47	2,919	3,081
5 JPMBB Commercial Mortgage Securities
Trust 2014-C23	4.202%	9/15/47	1,722	1,813
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	2.940%	11/15/47	1,900	1,919
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.639%	11/15/47	1,525	1,585
5 JPMBB Commercial Mortgage Securities
Trust 2014-C24	3.914%	11/15/47	2,750	2,849
5 JPMBB Commercial Mortgage Securities
Trust 2014-C25	3.672%	11/15/47	6,825	7,106
5 JPMBB Commercial Mortgage Securities
Trust 2014-C25	4.065%	11/15/47	1,900	1,979
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.019%	1/15/48	3,750	3,780
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.494%	1/15/48	10,160	10,464
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.800%	1/15/48	1,875	1,929
5 JPMBB Commercial Mortgage Securities
Trust 2014-C26	3.951%	1/15/48	1,875	1,884
5 JPMBB Commercial Mortgage Securities
Trust 2015-C27	2.734%	2/15/48	3,000	3,018
5 JPMBB Commercial Mortgage Securities
Trust 2015-C27	3.017%	2/15/48	3,763	3,808
5 JPMBB Commercial Mortgage Securities
Trust 2015-C28	2.773%	10/15/48	3,750	3,776
5 JPMBB Commercial Mortgage Securities
Trust 2015-C28	3.532%	10/15/48	1,125	1,135
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	2.921%	5/15/48	3,000	3,032
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	3.304%	5/15/48	2,903	2,973
5 JPMBB Commercial Mortgage Securities
Trust 2015-C29	3.611%	5/15/48	2,900	2,998
5 JPMBB Commercial Mortgage Securities
Trust 2015-C30	3.559%	7/15/48	3,675	3,803
5 JPMBB Commercial Mortgage Securities
Trust 2015-C30	3.822%	7/15/48	3,600	3,771
5 JPMBB Commercial Mortgage Securities
Trust 2015-C30	4.226%	7/15/48	1,850	1,948

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities
Trust 2015-C31	3.540%	8/15/48	1,709	1,777
5 JPMBB Commercial Mortgage Securities
Trust 2015-C31	3.801%	8/15/48	1,841	1,927
5 JPMBB Commercial Mortgage Securities
Trust 2015-C32	3.358%	11/15/48	3,575	3,676
5 JPMBB Commercial Mortgage Securities
Trust 2015-C32	3.598%	11/15/48	3,575	3,698
5 JPMBB Commercial Mortgage Securities
Trust 2015-C33	3.770%	12/15/48	2,610	2,732
5 JPMBB Commercial Mortgage Securities
Trust 2016-C1	3.316%	3/15/49	2,925	2,988
5 JPMCC Commercial Mortgage Securities
Trust 2017-JP5	3.723%	3/15/50	10,725	11,224
5 JPMCC Commercial Mortgage Securities
Trust 2017-JP5	3.876%	3/15/50	2,300	2,375
5 JPMDB Commercial Mortgage Securities
Trust 2016-C2	3.144%	6/15/49	2,725	2,735
5 JPMDB Commercial Mortgage Securities
Trust 2016-C2	3.484%	6/15/49	1,250	1,255
5 JPMDB Commercial Mortgage Securities
Trust 2017-C5	3.694%	3/15/50	13,000	13,595
5 JPMDB Commercial Mortgage Securities
Trust 2017-C5	3.858%	3/15/50	3,975	4,099
5 JPMDB Commercial Mortgage Securities
Trust 2017-C7	3.409%	10/15/50	2,825	2,896
5 JPMDB Commercial Mortgage Securities
Trust 2017-C7	3.713%	10/15/50	1,775	1,808
5 LB-UBS Commercial Mortgage Trust
2008-C1	6.319%	4/15/41	5,686	5,695
5 Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	860	860
5 Mercedes-Benz Auto Lease Trust 2017-A	1.790%	4/15/20	10,000	9,976
5 Mercedes-Benz Auto Lease Trust 2017-A	2.010%	1/17/23	4,000	3,988
5 Mercedes-Benz Auto Receivables Trust
2015-1	1.340%	12/16/19	1,079	1,077
5 Mercedes-Benz Auto Receivables Trust
2015-1	1.750%	12/15/21	725	722
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2012-C5	3.176%	8/15/45	1,600	1,629
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2012-C6	2.858%	11/15/45	4,000	4,018
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C11	4.169%	8/15/46	990	1,055
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C11	4.369%	8/15/46	490	517
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C12	3.001%	10/15/46	2,260	2,274
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C12	4.259%	10/15/46	3,360	3,599
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C13	2.936%	11/15/46	1,100	1,107
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C13	4.039%	11/15/46	2,200	2,330

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C13	4.737%	11/15/46	1,100	1,170
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C7	2.918%	2/15/46	1,707	1,718
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C7	3.214%	2/15/46	341	342
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C8	3.134%	12/15/48	2,100	2,143
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C8	3.376%	12/15/48	1,000	1,011
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C9	3.102%	5/15/46	1,275	1,293
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2013-C9	3.456%	5/15/46	1,125	1,145
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14	2.916%	2/15/47	1,369	1,378
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14	3.669%	2/15/47	3,201	3,293
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14	4.064%	2/15/47	3,050	3,230
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14	4.633%	2/15/47	1,150	1,230
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C16	2.849%	6/15/47	575	579
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C16	3.477%	6/15/47	775	799
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C16	3.892%	6/15/47	2,875	3,020
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C16	4.322%	6/15/47	1,150	1,201
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C18	3.194%	10/15/47	3,500	3,542
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C18	3.923%	10/15/47	1,000	1,052
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C18	4.439%	10/15/47	1,150	1,207
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C19	3.101%	12/15/47	3,775	3,824
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C19	3.326%	12/15/47	2,000	2,052
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C19	3.526%	12/15/47	3,275	3,375
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C20	3.069%	2/15/48	1,875	1,908
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C20	3.249%	2/15/48	6,650	6,753
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C21	3.338%	3/15/48	1,500	1,525
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C22	3.040%	4/15/48	3,750	3,781
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C22	3.306%	4/15/48	2,950	2,999
5 Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C22	3.883%	4/15/48	1,875	1,914

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	2.982%	7/15/50	1,800	1,817
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.398%	7/15/50	1,050	1,074
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C23	3.719%	7/15/50	3,650	3,815
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C25	3.383%	10/15/48	3,850	3,964
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C25	3.635%	10/15/48	1,975	2,048
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C26	3.323%	10/15/48	2,325	2,385
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C26	3.531%	10/15/48	2,625	2,703
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C27	3.557%	12/15/47	1,800	1,851
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2015-C27	3.753%	12/15/47	2,175	2,269
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C28	3.288%	1/15/49	2,425	2,478
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C28	3.544%	1/15/49	7,000	7,174
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C29	3.140%	5/15/49	1,500	1,512
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C29	3.325%	5/15/49	750	759
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C30	2.860%	9/15/49	7,300	7,143
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C31	3.102%	11/15/49	9,400	9,344
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	7,600	7,955
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2016-C32	3.994%	12/15/49	3,050	3,188
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C33	3.599%	5/15/50	6,500	6,752
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C33	3.852%	5/15/50	3,800	3,911
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C34	3.276%	11/15/52	3,600	3,654
5	Morgan Stanley Bank of America Merrill
	Lynch Trust 2017-C34	3.536%	11/15/52	5,250	5,411
5	Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	171	170
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	6,000	6,102
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	1,800	1,842
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	2,525	2,641
5	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	3,650	3,635
5	Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	2,951	2,992
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	7,300	7,095
5	Morgan Stanley Capital I Trust 2016-UB12	3.778%	12/15/49	3,000	3,079
5	Morgan Stanley Capital I Trust 2016-UBS12	3.596%	12/15/49	7,350	7,589
5	Morgan Stanley Capital I Trust 2017-H1	3.530%	6/15/50	5,800	5,988
10	National Australia Bank Ltd.	2.250%	3/16/21	12,000	11,897
5	Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	596	596

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	3,300	3,285
5	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	2,800	2,792
5	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	750	747
5	Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	375	374
5	Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	658	658
5	Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	262	262
5	Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	1,364	1,361
5	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	1,075	1,069
5	Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	873	870
5	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	1,750	1,734
5	Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	2,500	2,463
5	Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	3,175	3,142
5	Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	2,650	2,598
5	Nissan Auto Receivables 2017-B Owner Trust	1.750%	10/15/21	5,034	4,995
5	Nissan Auto Receivables 2017-B Owner Trust	1.950%	10/16/23	2,848	2,815
5	Nissan Master Owner Trust Receivables
	Series 2016-A	1.540%	6/15/21	3,500	3,467
	Royal Bank of Canada	2.200%	9/23/19	24,550	24,524
	Royal Bank of Canada	2.100%	10/14/20	35,000	34,664
	Royal Bank of Canada	2.300%	3/22/21	5,000	4,983
5	Santander Drive Auto Receivables Trust
	2017-3	1.870%	6/15/21	3,870	3,854
5	SG Commercial Mortgage Securities Trust
	2016-C5	3.055%	10/10/48	6,000	5,944
5	Synchrony Credit Card Master Note Trust
	2015-2	1.600%	4/15/21	2,200	2,199
5	Synchrony Credit Card Master Note Trust
	2016-2	2.210%	5/15/24	14,825	14,734
5	Synchrony Credit Card Master Note Trust
	2016-3	1.580%	9/15/22	5,350	5,292
5	Synchrony Credit Card Master Note Trust
	2017-2	2.620%	10/15/25	6,675	6,684
5	Synchrony Credit Card Master Note Trust
	Series 2012-7	1.760%	9/15/22	5,644	5,602
5	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.476%	8/15/39	179	179
10	Toronto-Dominion Bank	2.250%	3/15/21	18,000	17,871
5	Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	220	220
5	Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	1,578	1,575
5	Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	3,275	3,270
5	Toyota Auto Receivables 2015-C Owner Trust	1.340%	6/17/19	1,197	1,195
5	Toyota Auto Receivables 2015-C Owner Trust	1.690%	12/15/20	3,000	2,994
5	Toyota Auto Receivables 2016-B Owner Trust	1.300%	4/15/20	1,706	1,700
5	Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	2,200	2,176
5	Toyota Auto Receivables 2016-C Owner Trust	1.140%	8/17/20	2,825	2,805
5	Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	1,575	1,546
5	Toyota Auto Receivables 2017-B Owner Trust	1.760%	7/15/21	13,400	13,319
5	Toyota Auto Receivables 2017-D Owner Trust	1.930%	1/18/22	9,425	9,372
5	UBS Commercial Mortgage Trust 2017-C1	3.460%	6/15/50	7,000	7,154
5	UBS Commercial Mortgage Trust 2017-C1	3.724%	6/15/50	3,400	3,476
5	UBS Commercial Mortgage Trust 2017-C2	3.487%	8/15/50	5,850	5,996
5	UBS Commercial Mortgage Trust 2017-C2	3.740%	8/15/50	1,550	1,593
5	UBS Commercial Mortgage Trust 2017-C3	3.426%	8/15/50	6,975	7,069
5	UBS Commercial Mortgage Trust 2017-C3	3.739%	8/15/50	2,900	2,919

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 UBS Commercial Mortgage Trust 2017-C4	3.301%	10/15/50	4,700	4,761
5 UBS Commercial Mortgage Trust 2017-C4	3.563%	10/15/50	5,875	6,024
5 UBS Commercial Mortgage Trust 2017-C4	3.836%	10/15/50	2,594	2,643
5 UBS Commercial Mortgage Trust 2017-C5	3.474%	11/15/50	3,950	4,034
5 UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	5,700	5,918
5 UBS Commercial Mortgage Trust 2017-C7	4.061%	12/15/50	3,000	3,104
5 UBS-Barclays Commercial Mortgage
Trust 2012-C4	2.850%	12/10/45	9,400	9,399
5 UBS-Barclays Commercial Mortgage
Trust 2013-C5	3.185%	3/10/46	2,870	2,908
5 UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.244%	4/10/46	4,765	4,842
5 UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.469%	4/10/46	700	715
5 Volkswagen Auto Loan Enhanced
Trust 2014-2	1.390%	5/20/21	1,875	1,872
5 Wells Fargo Commercial Mortgage
Trust 2012-LC5	2.918%	10/15/45	4,971	5,010
5 Wells Fargo Commercial Mortgage
Trust 2014-LC16	2.819%	8/15/50	1,150	1,157
5 Wells Fargo Commercial Mortgage
Trust 2014-LC16	3.477%	8/15/50	775	797
5 Wells Fargo Commercial Mortgage
Trust 2014-LC16	3.817%	8/15/50	11,690	12,256
5 Wells Fargo Commercial Mortgage
Trust 2014-LC16	4.020%	8/15/50	400	420
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	2.954%	12/15/47	2,250	2,273
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	3.244%	12/15/47	1,400	1,428
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	3.271%	12/15/47	2,625	2,668
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	3.405%	12/15/47	3,725	3,814
5 Wells Fargo Commercial Mortgage
Trust 2014-LC18	3.808%	12/15/47	1,875	1,921
5 Wells Fargo Commercial Mortgage
Trust 2015-C26	2.991%	2/15/48	3,750	3,786
5 Wells Fargo Commercial Mortgage
Trust 2015-C26	3.166%	2/15/48	2,075	2,092
5 Wells Fargo Commercial Mortgage
Trust 2015-C26	3.580%	2/15/48	1,500	1,515
5 Wells Fargo Commercial Mortgage
Trust 2015-C28	3.540%	5/15/48	5,425	5,569
5 Wells Fargo Commercial Mortgage
Trust 2015-C28	3.872%	5/15/48	1,040	1,073
5 Wells Fargo Commercial Mortgage
Trust 2015-C29	3.400%	6/15/48	3,650	3,751
5 Wells Fargo Commercial Mortgage
Trust 2015-LC20	2.978%	4/15/50	1,029	1,038
5 Wells Fargo Commercial Mortgage
Trust 2015-LC20	3.184%	4/15/50	4,335	4,362
5 Wells Fargo Commercial Mortgage
Trust 2015-LC20	3.719%	4/15/50	1,900	1,902

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Wells Fargo Commercial Mortgage
Trust 2015-LC22	3.571%	9/15/58	1,425	1,476
5 Wells Fargo Commercial Mortgage
Trust 2015-LC22	3.839%	9/15/58	2,000	2,102
5 Wells Fargo Commercial Mortgage
Trust 2015-LC22	4.207%	9/15/58	1,775	1,890
5 Wells Fargo Commercial Mortgage
Trust 2015-NXS1	2.632%	5/15/48	1,600	1,607
5 Wells Fargo Commercial Mortgage
Trust 2015-NXS1	2.934%	5/15/48	2,720	2,740
5 Wells Fargo Commercial Mortgage
Trust 2015-NXS1	3.148%	5/15/48	1,500	1,514
5 Wells Fargo Commercial Mortgage
Trust 2015-P2	3.656%	12/15/48	2,875	2,987
5 Wells Fargo Commercial Mortgage
Trust 2015-P2	3.809%	12/15/48	1,800	1,894
5 Wells Fargo Commercial Mortgage
Trust 2015-SG1	3.789%	9/15/48	6,840	7,158
5 Wells Fargo Commercial Mortgage
Trust 2016-BNK1	2.652%	8/15/49	4,875	4,725
5 Wells Fargo Commercial Mortgage
Trust 2016-BNK1	2.814%	8/15/49	1,200	1,175
5 Wells Fargo Commercial Mortgage
Trust 2016-C32	3.324%	1/15/59	1,929	1,973
5 Wells Fargo Commercial Mortgage
Trust 2016-C32	3.560%	1/15/59	4,200	4,339
5 Wells Fargo Commercial Mortgage
Trust 2016-C33	3.426%	3/15/59	1,450	1,485
5 Wells Fargo Commercial Mortgage
Trust 2016-C34	3.096%	6/15/49	2,900	2,898
5 Wells Fargo Commercial Mortgage
Trust 2016-C37	3.794%	12/15/49	2,900	3,047
5 Wells Fargo Commercial Mortgage
Trust 2016-LC24	2.825%	10/15/49	3,275	3,259
5 Wells Fargo Commercial Mortgage
Trust 2016-LC24	2.942%	10/15/49	5,654	5,585
5 Wells Fargo Commercial Mortgage
Trust 2017-C38	3.453%	7/15/50	16,255	16,577
5 Wells Fargo Commercial Mortgage
Trust 2017-C38	3.665%	7/15/50	4,606	4,664
5 Wells Fargo Commercial Mortgage
Trust 2017-C39	3.418%	9/15/50	7,000	7,170
5 Wells Fargo Commercial Mortgage
Trust 2017-C39	3.702%	9/15/50	3,900	3,976
5 Wells Fargo Commercial Mortgage
Trust 2017-C40	3.317%	10/15/50	3,925	3,966
5 Wells Fargo Commercial Mortgage
Trust 2017-C40	3.581%	10/15/50	5,900	6,088
5 Wells Fargo Commercial Mortgage
Trust 2017-C40	3.854%	10/15/50	1,575	1,628
5 Wells Fargo Commercial Mortgage
Trust 2017-C41	3.472%	11/15/50	9,900	10,126
5 Wells Fargo Commercial Mortgage
Trust 2017-RB1	3.635%	3/15/50	10,000	10,350

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Wells Fargo Commercial Mortgage
Trust 2017-RC1	3.631%	1/15/60	15,000	15,507
5 WFRBS Commercial Mortgage
Trust 2012-C10	2.875%	12/15/45	8,100	8,159
5 WFRBS Commercial Mortgage
Trust 2012-C6	3.440%	4/15/45	3,875	3,983
5 WFRBS Commercial Mortgage
Trust 2012-C7	3.431%	6/15/45	3,511	3,606
5 WFRBS Commercial Mortgage
Trust 2012-C7	4.090%	6/15/45	2,200	2,283
5 WFRBS Commercial Mortgage
Trust 2012-C8	3.001%	8/15/45	1,600	1,621
5 WFRBS Commercial Mortgage
Trust 2012-C9	2.870%	11/15/45	3,300	3,317
5 WFRBS Commercial Mortgage
Trust 2013-C11	3.071%	3/15/45	2,414	2,449
5 WFRBS Commercial Mortgage
Trust 2013-C12	3.198%	3/15/48	1,045	1,066
5 WFRBS Commercial Mortgage
Trust 2013-C12	3.560%	3/15/48	495	504
5 WFRBS Commercial Mortgage
Trust 2013-C13	3.001%	5/15/45	2,154	2,176
5 WFRBS Commercial Mortgage
Trust 2013-C13	3.345%	5/15/45	421	424
5 WFRBS Commercial Mortgage
Trust 2013-C14	3.337%	6/15/46	3,250	3,337
5 WFRBS Commercial Mortgage
Trust 2013-C14	3.488%	6/15/46	1,725	1,748
5 WFRBS Commercial Mortgage
Trust 2013-C15	3.720%	8/15/46	660	683
5 WFRBS Commercial Mortgage
Trust 2013-C15	4.153%	8/15/46	2,640	2,816
5 WFRBS Commercial Mortgage
Trust 2013-C15	4.358%	8/15/46	660	695
5 WFRBS Commercial Mortgage
Trust 2013-C16	3.223%	9/15/46	1,076	1,082
5 WFRBS Commercial Mortgage
Trust 2013-C16	3.963%	9/15/46	1,520	1,584
5 WFRBS Commercial Mortgage
Trust 2013-C16	4.415%	9/15/46	1,520	1,645
5 WFRBS Commercial Mortgage
Trust 2013-C16	4.668%	9/15/46	2,530	2,710
5 WFRBS Commercial Mortgage
Trust 2013-C17	2.921%	12/15/46	725	729
5 WFRBS Commercial Mortgage
Trust 2013-C17	3.558%	12/15/46	725	747
5 WFRBS Commercial Mortgage
Trust 2013-C17	4.023%	12/15/46	925	982
5 WFRBS Commercial Mortgage
Trust 2013-C17	4.255%	12/15/46	725	762
5 WFRBS Commercial Mortgage
Trust 2013-C17	4.788%	12/15/46	725	768
5 WFRBS Commercial Mortgage
Trust 2013-C18	3.027%	12/15/46	750	754

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage
Trust 2013-C18	3.651%	12/15/46	1,500	1,546
5 WFRBS Commercial Mortgage
Trust 2013-C18	4.162%	12/15/46	7,268	7,776
5 WFRBS Commercial Mortgage
Trust 2013-C18	4.387%	12/15/46	375	400
5 WFRBS Commercial Mortgage
Trust 2013-C18	4.659%	12/15/46	563	608
5 WFRBS Commercial Mortgage
Trust 2013-UBS1	2.927%	3/15/46	1,850	1,859
5 WFRBS Commercial Mortgage
Trust 2013-UBS1	3.591%	3/15/46	1,100	1,123
5 WFRBS Commercial Mortgage
Trust 2013-UBS1	4.079%	3/15/46	1,475	1,564
5 WFRBS Commercial Mortgage
Trust 2013-UBS1	4.624%	3/15/46	375	404
5 WFRBS Commercial Mortgage
Trust 2014-C19	1.233%	3/15/47	66	66
5 WFRBS Commercial Mortgage
Trust 2014-C19	3.618%	3/15/47	475	491
5 WFRBS Commercial Mortgage
Trust 2014-C19	3.660%	3/15/47	650	667
5 WFRBS Commercial Mortgage
Trust 2014-C19	4.101%	3/15/47	1,450	1,537
5 WFRBS Commercial Mortgage
Trust 2014-C19	4.723%	3/15/47	475	498
5 WFRBS Commercial Mortgage
Trust 2014-C20	3.036%	5/15/47	775	782
5 WFRBS Commercial Mortgage
Trust 2014-C20	3.638%	5/15/47	775	801
5 WFRBS Commercial Mortgage
Trust 2014-C20	3.723%	5/15/47	2,200	2,293
5 WFRBS Commercial Mortgage
Trust 2014-C20	3.995%	5/15/47	1,150	1,211
5 WFRBS Commercial Mortgage
Trust 2014-C20	4.176%	5/15/47	1,220	1,272
5 WFRBS Commercial Mortgage
Trust 2014-C21	3.678%	8/15/47	3,000	3,123
5 WFRBS Commercial Mortgage
Trust 2014-C22	3.752%	9/15/57	6,275	6,556
5 WFRBS Commercial Mortgage
Trust 2014-C22	4.371%	9/15/57	1,200	1,223
5 WFRBS Commercial Mortgage
Trust 2014-C23	3.636%	10/15/57	2,054	2,127
5 WFRBS Commercial Mortgage
Trust 2014-C23	3.917%	10/15/57	1,150	1,214
5 WFRBS Commercial Mortgage
Trust 2014-C23	4.210%	10/15/57	800	848
5 WFRBS Commercial Mortgage
Trust 2014-C24	3.428%	11/15/47	2,075	2,107
5 WFRBS Commercial Mortgage
Trust 2014-C24	3.607%	11/15/47	2,075	2,150
5 WFRBS Commercial Mortgage
Trust 2014-LC14	2.862%	3/15/47	732	736

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage
Trust 2014-LC14	3.522%	3/15/47	1,840	1,894
5 WFRBS Commercial Mortgage
Trust 2014-LC14	4.045%	3/15/47	4,415	4,682
5 WFRBS Commercial Mortgage
Trust 2014-LC14	4.351%	3/15/47	1,840	1,932
5 World Financial Network Credit
Card Master Note Trust Series 2013-A	1.610%	12/15/21	900	900
5 World Financial Network Credit
Card Master Note Trust Series 2017-C	2.310%	8/15/24	6,375	6,347
5 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	1,534	1,534
5 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	535	534
5 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,000	998
5 World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	1,526	1,523
5 World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	1,775	1,765
5 World Omni Automobile Lease Securitization
Trust 2015-A	1.540%	10/15/18	502	502
5 World Omni Automobile Lease Securitization
Trust 2016-A	1.610%	1/15/22	2,000	1,980
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,339,535)				3,338,869
Corporate Bonds (27.3%)
Finance (8.5%)
Banking (6.1%)
American Express Co.	2.200%	10/30/20	22,750	22,571
American Express Co.	2.500%	8/1/22	8,000	7,903
American Express Co.	2.650%	12/2/22	12,875	12,755
American Express Co.	3.000%	10/30/24	23,000	22,943
American Express Co.	3.625%	12/5/24	7,775	7,993
American Express Co.	4.050%	12/3/42	875	921
American Express Credit Corp.	2.125%	3/18/19	4,025	4,025
American Express Credit Corp.	1.875%	5/3/19	8,000	7,971
American Express Credit Corp.	2.250%	8/15/19	13,275	13,283
American Express Credit Corp.	2.200%	3/3/20	10,450	10,415
American Express Credit Corp.	2.375%	5/26/20	2,280	2,278
American Express Credit Corp.	2.600%	9/14/20	13,000	13,054
American Express Credit Corp.	2.250%	5/5/21	19,220	19,040
American Express Credit Corp.	2.700%	3/3/22	25,650	25,735
American Express Credit Corp.	3.300%	5/3/27	14,425	14,563
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	1,600	1,600
Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	14,650	14,507
Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	4,000	3,981
Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	10,000	9,913
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	10,000	10,052
Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	7,100	7,030
Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	6,000	5,964
Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	13,000	12,952
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	9,425	9,901
Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	8,200	8,151
Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	8,200	8,148
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	8,125	8,197
Banco Santander SA	4.250%	4/11/27	8,175	8,470
Banco Santander SA	3.800%	2/23/28	10,000	9,996
Bank of America Corp.	2.600%	1/15/19	4,651	4,669

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of America Corp.	2.650%	4/1/19	11,325	11,403
	Bank of America Corp.	2.250%	4/21/20	9,700	9,698
	Bank of America Corp.	2.625%	10/19/20	34,779	35,046
	Bank of America Corp.	2.625%	4/19/21	17,020	17,107
5	Bank of America Corp.	2.369%	7/21/21	9,175	9,148
5	Bank of America Corp.	2.328%	10/1/21	21,000	20,817
	Bank of America Corp.	2.503%	10/21/22	31,500	31,163
	Bank of America Corp.	3.300%	1/11/23	35,450	36,271
5	Bank of America Corp.	3.124%	1/20/23	3,655	3,704
5	Bank of America Corp.	2.881%	4/24/23	19,850	19,864
5	Bank of America Corp.	2.816%	7/21/23	32,750	32,685
	Bank of America Corp.	4.100%	7/24/23	13,568	14,396
[5,10] Bank of America Corp.		3.004%	12/20/23	62,988	63,028
	Bank of America Corp.	4.125%	1/22/24	16,650	17,675
	Bank of America Corp.	4.000%	4/1/24	25,225	26,659
	Bank of America Corp.	4.200%	8/26/24	38,845	40,739
	Bank of America Corp.	4.000%	1/22/25	46,700	48,579
	Bank of America Corp.	3.950%	4/21/25	12,750	13,179
5	Bank of America Corp.	3.093%	10/1/25	26,100	25,911
	Bank of America Corp.	4.450%	3/3/26	31,201	33,302
	Bank of America Corp.	3.500%	4/19/26	15,000	15,331
	Bank of America Corp.	4.250%	10/22/26	15,725	16,521
	Bank of America Corp.	3.248%	10/21/27	19,700	19,460
5	Bank of America Corp.	3.824%	1/20/28	19,330	19,941
5	Bank of America Corp.	3.705%	4/24/28	14,500	14,833
5	Bank of America Corp.	3.593%	7/21/28	36,000	36,432
[5,10] Bank of America Corp.		3.419%	12/20/28	59,366	59,239
	Bank of America Corp.	6.110%	1/29/37	16,187	20,599
5	Bank of America Corp.	4.244%	4/24/38	19,775	21,377
	Bank of America Corp.	7.750%	5/14/38	10,815	16,199
	Bank of America Corp.	5.875%	2/7/42	17,700	23,244
	Bank of America Corp.	5.000%	1/21/44	30,760	37,145
	Bank of America Corp.	4.875%	4/1/44	4,725	5,656
	Bank of America Corp.	4.750%	4/21/45	1,000	1,126
5	Bank of America Corp.	4.443%	1/20/48	1,550	1,735
	Bank of America NA	6.000%	10/15/36	6,875	8,919
	Bank of Montreal	2.375%	1/25/19	16,645	16,669
	Bank of Montreal	1.500%	7/18/19	12,200	12,083
	Bank of Montreal	2.100%	12/12/19	5,000	4,981
	Bank of Montreal	2.100%	6/15/20	6,100	6,057
	Bank of Montreal	1.900%	8/27/21	17,600	17,225
	Bank of Montreal	2.550%	11/6/22	4,925	4,873
5	Bank of Montreal	3.803%	12/15/32	24,500	24,453
	Bank of New York Mellon Corp.	2.100%	1/15/19	19,768	19,777
	Bank of New York Mellon Corp.	2.200%	3/4/19	7,625	7,633
	Bank of New York Mellon Corp.	2.200%	5/15/19	775	776
	Bank of New York Mellon Corp.	5.450%	5/15/19	6,645	6,923
	Bank of New York Mellon Corp.	2.300%	9/11/19	12,000	12,012
	Bank of New York Mellon Corp.	4.600%	1/15/20	6,875	7,193
	Bank of New York Mellon Corp.	2.600%	8/17/20	3,000	3,021
	Bank of New York Mellon Corp.	2.450%	11/27/20	8,330	8,350
	Bank of New York Mellon Corp.	2.050%	5/3/21	9,475	9,348
	Bank of New York Mellon Corp.	3.550%	9/23/21	5,700	5,910
	Bank of New York Mellon Corp.	2.600%	2/7/22	10,000	10,011

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Bank of New York Mellon Corp.	2.661%	5/16/23	11,575	11,555
Bank of New York Mellon Corp.	2.200%	8/16/23	3,000	2,905
Bank of New York Mellon Corp.	3.650%	2/4/24	1,100	1,150
Bank of New York Mellon Corp.	3.400%	5/15/24	2,875	2,968
Bank of New York Mellon Corp.	3.250%	9/11/24	4,050	4,121
Bank of New York Mellon Corp.	3.000%	2/24/25	300	299
Bank of New York Mellon Corp.	2.800%	5/4/26	3,000	2,925
Bank of New York Mellon Corp.	2.450%	8/17/26	4,500	4,262
Bank of New York Mellon Corp.	3.250%	5/16/27	12,900	13,017
5 Bank of New York Mellon Corp.	3.442%	2/7/28	7,025	7,167
Bank of New York Mellon Corp.	3.000%	10/30/28	3,700	3,588
Bank of New York Mellon Corp.	3.300%	8/23/29	10,150	10,097
Bank of Nova Scotia	1.950%	1/15/19	5,600	5,598
Bank of Nova Scotia	2.050%	6/5/19	11,513	11,474
Bank of Nova Scotia	1.650%	6/14/19	11,000	10,917
Bank of Nova Scotia	2.350%	10/21/20	9,800	9,776
Bank of Nova Scotia	4.375%	1/13/21	1,570	1,655
Bank of Nova Scotia	2.800%	7/21/21	16,630	16,762
Bank of Nova Scotia	2.700%	3/7/22	8,000	7,986
Bank of Nova Scotia	4.500%	12/16/25	18,950	19,940
Bank One Capital III	8.750%	9/1/30	290	424
Bank One Corp.	7.625%	10/15/26	975	1,255
Bank One Corp.	8.000%	4/29/27	2,500	3,335
Bank One Michigan	8.250%	11/1/24	6,000	7,657
Barclays Bank plc	5.140%	10/14/20	4,795	5,065
Barclays plc	2.750%	11/8/19	12,225	12,259
Barclays plc	2.875%	6/8/20	7,750	7,771
Barclays plc	3.250%	1/12/21	9,200	9,283
Barclays plc	3.200%	8/10/21	21,600	21,743
Barclays plc	3.684%	1/10/23	29,000	29,411
Barclays plc	4.375%	9/11/24	5,000	5,128
Barclays plc	3.650%	3/16/25	14,900	14,895
Barclays plc	4.375%	1/12/26	7,000	7,284
Barclays plc	5.200%	5/12/26	16,775	17,897
Barclays plc	4.337%	1/10/28	25,000	25,805
Barclays plc	4.836%	5/9/28	9,200	9,542
Barclays plc	5.250%	8/17/45	3,600	4,179
Barclays plc	4.950%	1/10/47	11,500	12,807
BB&T Corp.	2.250%	2/1/19	2,400	2,403
BB&T Corp.	6.850%	4/30/19	8,261	8,752
BB&T Corp.	5.250%	11/1/19	3,650	3,833
BB&T Corp.	2.450%	1/15/20	1,250	1,254
BB&T Corp.	2.150%	2/1/21	6,675	6,606
BB&T Corp.	2.050%	5/10/21	14,025	13,827
BB&T Corp.	3.950%	3/22/22	2,049	2,143
BB&T Corp.	2.750%	4/1/22	7,000	7,046
BB&T Corp.	2.850%	10/26/24	11,491	11,368
BNP Paribas SA	2.450%	3/17/19	1,200	1,205
BNP Paribas SA	2.375%	5/21/20	9,500	9,501
BNP Paribas SA	5.000%	1/15/21	24,404	26,179
BNP Paribas SA	3.250%	3/3/23	9,025	9,186
BNP Paribas SA	4.250%	10/15/24	3,600	3,792
BPCE SA	2.500%	7/15/19	6,320	6,343
BPCE SA	2.250%	1/27/20	2,375	2,369

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	BPCE SA	2.650%	2/3/21	5,025	5,039
	BPCE SA	2.750%	12/2/21	13,000	13,036
10	BPCE SA	3.000%	5/22/22	5,500	5,494
	BPCE SA	4.000%	4/15/24	12,800	13,524
	BPCE SA	3.375%	12/2/26	4,000	4,049
	Branch Banking & Trust Co.	1.450%	5/10/19	5,775	5,713
	Branch Banking & Trust Co.	2.100%	1/15/20	10,000	9,967
	Branch Banking & Trust Co.	2.250%	6/1/20	25,000	24,972
	Branch Banking & Trust Co.	2.850%	4/1/21	3,000	3,042
	Branch Banking & Trust Co.	2.625%	1/15/22	5,000	5,010
	Branch Banking & Trust Co.	3.625%	9/16/25	9,100	9,388
	Branch Banking & Trust Co.	3.800%	10/30/26	3,200	3,339
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	6,450	6,380
	Canadian Imperial Bank of Commerce	2.100%	10/5/20	9,000	8,924
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	15,400	15,294
	Capital One Bank USA NA	2.250%	2/13/19	10,000	9,994
	Capital One Bank USA NA	2.300%	6/5/19	5,850	5,844
	Capital One Bank USA NA	8.800%	7/15/19	6,825	7,440
	Capital One Bank USA NA	3.375%	2/15/23	9,110	9,201
	Capital One Financial Corp.	2.450%	4/24/19	6,875	6,885
	Capital One Financial Corp.	2.500%	5/12/20	6,250	6,241
	Capital One Financial Corp.	2.400%	10/30/20	7,000	6,943
	Capital One Financial Corp.	4.750%	7/15/21	545	581
	Capital One Financial Corp.	3.050%	3/9/22	7,500	7,528
	Capital One Financial Corp.	3.500%	6/15/23	1,210	1,230
	Capital One Financial Corp.	3.750%	4/24/24	6,900	7,087
	Capital One Financial Corp.	3.300%	10/30/24	11,125	11,061
	Capital One Financial Corp.	3.200%	2/5/25	7,000	6,919
	Capital One Financial Corp.	4.200%	10/29/25	625	643
	Capital One Financial Corp.	3.750%	7/28/26	7,500	7,449
	Capital One Financial Corp.	3.750%	3/9/27	4,950	4,982
	Capital One NA	2.400%	9/5/19	2,850	2,851
	Capital One NA	1.850%	9/13/19	4,450	4,406
	Capital One NA	2.350%	1/31/20	20,000	19,931
	Capital One NA	2.950%	7/23/21	19,500	19,569
	Capital One NA	2.250%	9/13/21	7,300	7,162
	Capital One NA	2.650%	8/8/22	12,000	11,876
	Citibank NA	1.850%	9/18/19	16,275	16,157
	Citibank NA	2.100%	6/12/20	10,000	9,911
	Citibank NA	2.125%	10/20/20	34,500	34,144
[5,10] Citicorp Lease Pass-Through Trust 1999-1		8.040%	12/15/19	2,996	3,293
	Citigroup Inc.	1.800%	2/5/18	6,425	6,424
	Citigroup Inc.	1.750%	5/1/18	7,575	7,569
	Citigroup Inc.	2.550%	4/8/19	24,000	24,079
	Citigroup Inc.	2.050%	6/7/19	11,100	11,067
	Citigroup Inc.	2.500%	7/29/19	10,025	10,047
	Citigroup Inc.	2.450%	1/10/20	10,750	10,742
	Citigroup Inc.	2.400%	2/18/20	8,225	8,208
	Citigroup Inc.	5.375%	8/9/20	5,564	5,958
	Citigroup Inc.	2.650%	10/26/20	2,000	2,010
	Citigroup Inc.	2.700%	3/30/21	25,220	25,264
	Citigroup Inc.	2.350%	8/2/21	3,150	3,110
	Citigroup Inc.	2.900%	12/8/21	23,850	23,952
	Citigroup Inc.	4.500%	1/14/22	12,600	13,405

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	4.050%	7/30/22	6,275	6,527
	Citigroup Inc.	2.700%	10/27/22	5,000	4,946
	Citigroup Inc.	3.375%	3/1/23	1,600	1,622
	Citigroup Inc.	3.500%	5/15/23	17,725	17,992
5	Citigroup Inc.	2.876%	7/24/23	23,750	23,633
	Citigroup Inc.	3.875%	10/25/23	15,480	16,061
	Citigroup Inc.	3.750%	6/16/24	1,950	2,015
	Citigroup Inc.	4.000%	8/5/24	5,525	5,747
	Citigroup Inc.	3.875%	3/26/25	11,325	11,591
	Citigroup Inc.	3.300%	4/27/25	4,825	4,852
	Citigroup Inc.	4.400%	6/10/25	28,125	29,629
	Citigroup Inc.	5.500%	9/13/25	9,000	10,118
	Citigroup Inc.	3.700%	1/12/26	13,575	13,941
	Citigroup Inc.	4.600%	3/9/26	24,150	25,611
	Citigroup Inc.	3.400%	5/1/26	10,000	10,025
	Citigroup Inc.	3.200%	10/21/26	46,025	45,555
	Citigroup Inc.	4.300%	11/20/26	5,850	6,098
	Citigroup Inc.	4.450%	9/29/27	22,200	23,412
5	Citigroup Inc.	3.887%	1/10/28	17,150	17,667
	Citigroup Inc.	6.625%	1/15/28	2,900	3,569
5	Citigroup Inc.	3.668%	7/24/28	14,525	14,705
	Citigroup Inc.	4.125%	7/25/28	4,100	4,228
5	Citigroup Inc.	3.520%	10/27/28	15,000	15,045
	Citigroup Inc.	6.625%	6/15/32	1,125	1,432
	Citigroup Inc.	6.000%	10/31/33	3,850	4,698
	Citigroup Inc.	6.125%	8/25/36	10,218	12,826
	Citigroup Inc.	8.125%	7/15/39	14,199	22,642
	Citigroup Inc.	5.875%	1/30/42	7,064	9,209
	Citigroup Inc.	6.675%	9/13/43	4,600	6,347
	Citigroup Inc.	4.950%	11/7/43	8,250	9,425
	Citigroup Inc.	5.300%	5/6/44	4,725	5,577
	Citigroup Inc.	4.650%	7/30/45	5,000	5,689
	Citigroup Inc.	4.750%	5/18/46	6,730	7,429
	Citizens Bank NA	2.500%	3/14/19	7,500	7,516
	Citizens Bank NA	2.450%	12/4/19	3,100	3,101
	Citizens Bank NA	2.250%	3/2/20	6,600	6,565
	Citizens Bank NA	2.200%	5/26/20	9,300	9,227
	Citizens Bank NA	2.250%	10/30/20	8,750	8,663
	Citizens Bank NA	2.550%	5/13/21	250	249
	Citizens Bank NA	2.650%	5/26/22	5,600	5,544
	Citizens Financial Group Inc.	2.375%	7/28/21	1,000	988
	Citizens Financial Group Inc.	4.300%	12/3/25	3,950	4,120
	Comerica Bank	4.000%	7/27/25	2,975	3,082
	Comerica Inc.	2.125%	5/23/19	800	796
	Comerica Inc.	3.800%	7/22/26	850	863
	Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,000
	Commonwealth Bank of Australia	2.050%	3/15/19	6,775	6,759
	Commonwealth Bank of Australia	2.300%	9/6/19	3,600	3,601
10	Commonwealth Bank of Australia	1.750%	11/7/19	800	792
	Commonwealth Bank of Australia	2.400%	11/2/20	7,500	7,482
	Commonwealth Bank of Australia	2.550%	3/15/21	5,775	5,769
10	Commonwealth Bank of Australia	2.750%	3/10/22	10,700	10,731
10	Commonwealth Bank of Australia	2.625%	9/6/26	200	191
	Compass Bank	2.750%	9/29/19	1,750	1,755

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Compass Bank	2.875%	6/29/22	14,100	13,897
	Cooperatieve Rabobank UA	2.250%	1/14/19	18,700	18,728
	Cooperatieve Rabobank UA	2.250%	1/14/20	13,000	12,985
	Cooperatieve Rabobank UA	4.500%	1/11/21	2,465	2,613
	Cooperatieve Rabobank UA	2.500%	1/19/21	40,200	40,312
	Cooperatieve Rabobank UA	2.750%	1/10/22	14,000	14,109
	Cooperatieve Rabobank UA	3.875%	2/8/22	20,421	21,447
	Cooperatieve Rabobank UA	3.950%	11/9/22	29,828	31,063
	Cooperatieve Rabobank UA	4.625%	12/1/23	15,775	16,867
	Cooperatieve Rabobank UA	3.375%	5/21/25	7,342	7,531
	Cooperatieve Rabobank UA	4.375%	8/4/25	11,375	11,998
	Cooperatieve Rabobank UA	3.750%	7/21/26	7,725	7,807
	Cooperatieve Rabobank UA	5.250%	5/24/41	9,755	12,332
	Cooperatieve Rabobank UA	5.750%	12/1/43	7,925	10,084
	Cooperatieve Rabobank UA	5.250%	8/4/45	15,273	18,463
	Credit Suisse AG	2.300%	5/28/19	26,025	26,070
	Credit Suisse AG	5.300%	8/13/19	8,650	9,055
	Credit Suisse AG	5.400%	1/14/20	5,725	6,035
	Credit Suisse AG	3.000%	10/29/21	11,600	11,724
	Credit Suisse AG	3.625%	9/9/24	19,917	20,562
10	Credit Suisse Group AG	3.574%	1/9/23	10,500	10,659
10	Credit Suisse Group AG	4.282%	1/9/28	22,250	23,128
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	600	602
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	8,100	8,192
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	25,305	25,814
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	17,250	17,770
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	8,735	8,979
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	23,250	23,671
	Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	9,700	10,352
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	9,800	11,283
	Credit Suisse USA Inc.	7.125%	7/15/32	4,560	6,288
10	Danske Bank A/S	2.800%	3/10/21	200	201
	Deutsche Bank AG	2.500%	2/13/19	16,100	16,083
	Deutsche Bank AG	2.850%	5/10/19	8,725	8,749
	Deutsche Bank AG	2.700%	7/13/20	20,900	20,799
	Deutsche Bank AG	2.950%	8/20/20	10,500	10,513
	Deutsche Bank AG	3.125%	1/13/21	5,475	5,489
	Deutsche Bank AG	3.375%	5/12/21	7,775	7,844
	Deutsche Bank AG	4.250%	10/14/21	17,000	17,621
	Deutsche Bank AG	3.700%	5/30/24	14,550	14,629
	Deutsche Bank AG	4.100%	1/13/26	3,475	3,535
	Deutsche Bank AG	3.300%	11/16/22	16,000	15,925
	Discover Bank	7.000%	4/15/20	1,350	1,473
	Discover Bank	3.200%	8/9/21	1,400	1,416
	Discover Bank	4.200%	8/8/23	9,475	9,966
	Discover Bank	4.250%	3/13/26	2,175	2,266
	Discover Bank	3.450%	7/27/26	6,000	5,919
	Discover Financial Services	5.200%	4/27/22	950	1,021
	Discover Financial Services	3.850%	11/21/22	5,630	5,768
	Discover Financial Services	3.750%	3/4/25	3,600	3,621
	Discover Financial Services	4.100%	2/9/27	5,300	5,409
	Fifth Third Bancorp	2.300%	3/1/19	4,000	4,001
	Fifth Third Bancorp	3.500%	3/15/22	6,025	6,204
	Fifth Third Bancorp	4.300%	1/16/24	7,050	7,450

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Fifth Third Bancorp	8.250%	3/1/38	5,771	8,818
Fifth Third Bank	2.300%	3/15/19	5,000	5,010
Fifth Third Bank	2.375%	4/25/19	10,000	10,029
Fifth Third Bank	1.625%	9/27/19	4,575	4,523
Fifth Third Bank	2.200%	10/30/20	6,050	6,006
Fifth Third Bank	2.250%	6/14/21	6,500	6,429
Fifth Third Bank	3.850%	3/15/26	10,500	10,837
First Horizon National Corp.	3.500%	12/15/20	2,050	2,090
First Niagara Financial Group Inc.	6.750%	3/19/20	2,300	2,506
First Republic Bank	2.500%	6/6/22	9,300	9,176
First Republic Bank	4.375%	8/1/46	1,200	1,222
First Republic Bank	4.625%	2/13/47	2,000	2,128
FirstMerit Bank NA	4.270%	11/25/26	4,150	4,326
FirstMerit Corp.	4.350%	2/4/23	4,950	5,160
Goldman Sachs Capital I	6.345%	2/15/34	8,175	10,219
Goldman Sachs Group Inc.	2.625%	1/31/19	8,800	8,835
Goldman Sachs Group Inc.	7.500%	2/15/19	20,105	21,254
Goldman Sachs Group Inc.	1.950%	7/23/19	3,800	3,778
Goldman Sachs Group Inc.	2.550%	10/23/19	18,500	18,534
Goldman Sachs Group Inc.	2.300%	12/13/19	17,275	17,230
Goldman Sachs Group Inc.	5.375%	3/15/20	23,140	24,519
Goldman Sachs Group Inc.	2.600%	4/23/20	11,125	11,137
Goldman Sachs Group Inc.	6.000%	6/15/20	22,270	24,040
Goldman Sachs Group Inc.	2.750%	9/15/20	23,620	23,704
Goldman Sachs Group Inc.	2.875%	2/25/21	750	756
Goldman Sachs Group Inc.	2.625%	4/25/21	7,950	7,938
Goldman Sachs Group Inc.	5.250%	7/27/21	31,011	33,614
Goldman Sachs Group Inc.	2.350%	11/15/21	8,750	8,618
Goldman Sachs Group Inc.	5.750%	1/24/22	43,944	48,595
Goldman Sachs Group Inc.	3.000%	4/26/22	40,150	40,310
5 Goldman Sachs Group Inc.	2.876%	10/31/22	45,000	44,888
Goldman Sachs Group Inc.	3.625%	1/22/23	15,450	15,890
5 Goldman Sachs Group Inc.	2.908%	6/5/23	25,000	24,790
5 Goldman Sachs Group Inc.	2.905%	7/24/23	23,400	23,195
Goldman Sachs Group Inc.	4.000%	3/3/24	52,325	54,815
Goldman Sachs Group Inc.	3.850%	7/8/24	4,525	4,687
Goldman Sachs Group Inc.	3.500%	1/23/25	22,725	23,008
5 Goldman Sachs Group Inc.	3.272%	9/29/25	31,685	31,438
Goldman Sachs Group Inc.	4.250%	10/21/25	3,750	3,905
Goldman Sachs Group Inc.	3.750%	2/25/26	21,100	21,645
Goldman Sachs Group Inc.	3.500%	11/16/26	25,865	25,934
Goldman Sachs Group Inc.	5.950%	1/15/27	3,945	4,593
Goldman Sachs Group Inc.	3.850%	1/26/27	27,175	27,848
5 Goldman Sachs Group Inc.	3.691%	6/5/28	21,300	21,599
Goldman Sachs Group Inc.	6.125%	2/15/33	18,525	23,602
Goldman Sachs Group Inc.	6.450%	5/1/36	12,600	16,131
Goldman Sachs Group Inc.	6.750%	10/1/37	41,935	56,150
5 Goldman Sachs Group Inc.	4.017%	10/31/38	21,375	21,898
Goldman Sachs Group Inc.	6.250%	2/1/41	14,006	18,712
Goldman Sachs Group Inc.	4.800%	7/8/44	26,075	29,541
Goldman Sachs Group Inc.	5.150%	5/22/45	19,600	22,629
Goldman Sachs Group Inc.	4.750%	10/21/45	7,250	8,259
HSBC Bank USA NA	4.875%	8/24/20	9,275	9,803
HSBC Bank USA NA	5.875%	11/1/34	3,875	4,994

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
HSBC Bank USA NA	5.625%	8/15/35	5,450	6,884
HSBC Bank USA NA	7.000%	1/15/39	7,226	10,587
HSBC Holdings plc	3.400%	3/8/21	24,038	24,551
HSBC Holdings plc	5.100%	4/5/21	14,020	15,055
HSBC Holdings plc	2.950%	5/25/21	20,000	20,132
HSBC Holdings plc	2.650%	1/5/22	33,000	32,758
HSBC Holdings plc	4.875%	1/14/22	1,895	2,038
HSBC Holdings plc	4.000%	3/30/22	7,455	7,794
5 HSBC Holdings plc	3.262%	3/13/23	31,000	31,395
HSBC Holdings plc	3.600%	5/25/23	21,750	22,379
5 HSBC Holdings plc	3.033%	11/22/23	7,950	7,964
HSBC Holdings plc	4.250%	3/14/24	10,500	10,938
HSBC Holdings plc	4.250%	8/18/25	12,250	12,715
HSBC Holdings plc	4.300%	3/8/26	35,305	37,493
HSBC Holdings plc	3.900%	5/25/26	22,600	23,378
HSBC Holdings plc	4.375%	11/23/26	21,300	22,225
5 HSBC Holdings plc	4.041%	3/13/28	24,100	25,086
HSBC Holdings plc	7.625%	5/17/32	575	782
HSBC Holdings plc	7.350%	11/27/32	600	802
HSBC Holdings plc	6.500%	5/2/36	13,465	17,592
HSBC Holdings plc	6.500%	9/15/37	13,015	17,137
HSBC Holdings plc	6.800%	6/1/38	4,225	5,768
HSBC Holdings plc	6.100%	1/14/42	4,075	5,596
HSBC Holdings plc	5.250%	3/14/44	19,350	22,751
HSBC USA Inc.	2.000%	8/7/18	7,000	7,001
HSBC USA Inc.	2.625%	9/24/18	9,670	9,711
HSBC USA Inc.	2.250%	6/23/19	1,000	1,002
HSBC USA Inc.	2.375%	11/13/19	10,225	10,242
HSBC USA Inc.	2.350%	3/5/20	13,200	13,195
HSBC USA Inc.	2.750%	8/7/20	3,000	3,020
HSBC USA Inc.	5.000%	9/27/20	4,855	5,134
HSBC USA Inc.	3.500%	6/23/24	11,475	11,773
Huntington Bancshares Inc.	7.000%	12/15/20	6,800	7,593
Huntington Bancshares Inc.	3.150%	3/14/21	9,700	9,852
Huntington Bancshares Inc.	2.300%	1/14/22	1,500	1,476
Huntington National Bank	2.200%	4/1/19	725	725
Huntington National Bank	2.375%	3/10/20	11,000	11,001
Huntington National Bank	2.400%	4/1/20	3,600	3,594
Huntington National Bank	2.875%	8/20/20	4,250	4,285
Huntington National Bank	2.500%	8/7/22	10,000	9,862
ING Groep NV	3.150%	3/29/22	6,250	6,306
ING Groep NV	3.950%	3/29/27	10,500	10,942
Intesa Sanpaolo SPA	3.875%	1/15/19	14,120	14,334
Intesa Sanpaolo SPA	5.250%	1/12/24	10,475	11,425
JPMorgan Chase & Co.	2.350%	1/28/19	13,039	13,069
JPMorgan Chase & Co.	1.850%	3/22/19	7,245	7,217
JPMorgan Chase & Co.	6.300%	4/23/19	15,110	15,908
JPMorgan Chase & Co.	2.200%	10/22/19	2,300	2,297
JPMorgan Chase & Co.	2.250%	1/23/20	43,515	43,481
JPMorgan Chase & Co.	4.950%	3/25/20	1,040	1,099
JPMorgan Chase & Co.	2.750%	6/23/20	28,845	29,093
JPMorgan Chase & Co.	4.400%	7/22/20	8,795	9,239
JPMorgan Chase & Co.	4.250%	10/15/20	16,350	17,142
JPMorgan Chase & Co.	2.550%	10/29/20	5,750	5,767

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	2.550%	3/1/21	18,290	18,310
JPMorgan Chase & Co.	4.625%	5/10/21	1,140	1,214
JPMorgan Chase & Co.	2.400%	6/7/21	6,500	6,466
JPMorgan Chase & Co.	2.295%	8/15/21	47,175	46,758
JPMorgan Chase & Co.	4.350%	8/15/21	15,765	16,693
JPMorgan Chase & Co.	4.500%	1/24/22	24,700	26,366
JPMorgan Chase & Co.	3.250%	9/23/22	24,350	24,839
JPMorgan Chase & Co.	2.972%	1/15/23	40,700	40,869
JPMorgan Chase & Co.	3.200%	1/25/23	17,325	17,615
5 JPMorgan Chase & Co.	2.776%	4/25/23	15,000	14,911
JPMorgan Chase & Co.	3.375%	5/1/23	9,300	9,455
JPMorgan Chase & Co.	2.700%	5/18/23	14,175	14,082
JPMorgan Chase & Co.	3.875%	2/1/24	27,475	28,763
JPMorgan Chase & Co.	3.625%	5/13/24	9,575	9,922
JPMorgan Chase & Co.	3.875%	9/10/24	30,875	32,054
JPMorgan Chase & Co.	3.125%	1/23/25	18,895	18,967
5 JPMorgan Chase & Co.	3.220%	3/1/25	25,750	25,829
JPMorgan Chase & Co.	3.900%	7/15/25	23,500	24,538
JPMorgan Chase & Co.	3.300%	4/1/26	54,950	55,168
JPMorgan Chase & Co.	3.200%	6/15/26	17,100	17,019
JPMorgan Chase & Co.	2.950%	10/1/26	28,075	27,568
JPMorgan Chase & Co.	4.125%	12/15/26	35,600	37,536
JPMorgan Chase & Co.	4.250%	10/1/27	10,000	10,602
JPMorgan Chase & Co.	3.625%	12/1/27	10,000	10,108
5 JPMorgan Chase & Co.	3.782%	2/1/28	24,125	24,964
5 JPMorgan Chase & Co.	3.540%	5/1/28	44,525	45,145
JPMorgan Chase & Co.	6.400%	5/15/38	14,865	20,374
5 JPMorgan Chase & Co.	3.882%	7/24/38	19,100	19,539
JPMorgan Chase & Co.	5.500%	10/15/40	17,519	22,046
JPMorgan Chase & Co.	5.600%	7/15/41	8,357	10,706
JPMorgan Chase & Co.	5.400%	1/6/42	3,125	3,922
JPMorgan Chase & Co.	5.625%	8/16/43	8,560	10,625
JPMorgan Chase & Co.	4.950%	6/1/45	6,650	7,641
5 JPMorgan Chase & Co.	4.260%	2/22/48	15,650	16,781
5 JPMorgan Chase & Co.	4.032%	7/24/48	16,950	17,536
5 JPMorgan Chase & Co.	3.964%	11/15/48	14,450	14,909
JPMorgan Chase Bank NA	1.650%	9/23/19	9,000	8,925
KeyBank NA	2.350%	3/8/19	8,650	8,664
KeyBank NA	2.500%	12/15/19	2,000	2,004
KeyBank NA	2.250%	3/16/20	2,000	1,994
KeyBank NA	2.500%	11/22/21	11,000	10,942
KeyBank NA	2.400%	6/9/22	1,550	1,529
KeyBank NA	2.300%	9/14/22	9,550	9,353
KeyBank NA	3.300%	6/1/25	1,125	1,142
KeyBank NA	3.400%	5/20/26	2,000	1,994
KeyBank NA	6.950%	2/1/28	500	623
KeyCorp	5.100%	3/24/21	8,490	9,153
Lloyds Bank plc	2.300%	11/27/18	13,850	13,877
Lloyds Bank plc	2.050%	1/22/19	525	524
Lloyds Bank plc	6.375%	1/21/21	5,500	6,099
Lloyds Banking Group plc	3.000%	1/11/22	10,000	10,028
5 Lloyds Banking Group plc	2.907%	11/7/23	15,000	14,854
Lloyds Banking Group plc	4.500%	11/4/24	8,300	8,700
Lloyds Banking Group plc	4.582%	12/10/25	29,846	31,172

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Lloyds Banking Group plc	4.650%	3/24/26	3,750	3,945
Lloyds Banking Group plc	3.750%	1/11/27	9,500	9,628
5 Lloyds Banking Group plc	3.574%	11/7/28	16,000	15,855
Lloyds Banking Group plc	5.300%	12/1/45	1,100	1,293
Manufacturers & Traders Trust Co.	2.300%	1/30/19	11,000	11,011
Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,000	10,999
Manufacturers & Traders Trust Co.	2.100%	2/6/20	3,200	3,186
Manufacturers & Traders Trust Co.	2.050%	8/17/20	250	248
Manufacturers & Traders Trust Co.	2.900%	2/6/25	7,195	7,147
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	21,300	21,489
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	17,000	16,665
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	13,000	13,082
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	20,000	19,754
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	1,700	1,652
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	16,550	17,119
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	4,500	4,295
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	30,900	31,629
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	25,000	24,681
Morgan Stanley	2.500%	1/24/19	28,575	28,690
Morgan Stanley	7.300%	5/13/19	26,585	28,343
Morgan Stanley	2.375%	7/23/19	30,700	30,710
Morgan Stanley	5.625%	9/23/19	11,455	12,075
Morgan Stanley	5.500%	1/26/20	15,250	16,158
Morgan Stanley	2.650%	1/27/20	18,624	18,699
Morgan Stanley	2.800%	6/16/20	12,450	12,544
Morgan Stanley	5.500%	7/24/20	4,385	4,699
Morgan Stanley	5.750%	1/25/21	12,940	14,091
Morgan Stanley	2.500%	4/21/21	15,800	15,754
Morgan Stanley	5.500%	7/28/21	3,850	4,210
Morgan Stanley	2.625%	11/17/21	30,310	30,136
Morgan Stanley	2.750%	5/19/22	35,000	34,796
Morgan Stanley	4.875%	11/1/22	15,750	16,934
Morgan Stanley	3.750%	2/25/23	41,150	42,666
Morgan Stanley	4.100%	5/22/23	20,325	21,118
Morgan Stanley	3.875%	4/29/24	19,590	20,438
Morgan Stanley	3.700%	10/23/24	30,352	31,283
Morgan Stanley	4.000%	7/23/25	42,350	44,189
Morgan Stanley	5.000%	11/24/25	14,600	15,957
Morgan Stanley	3.875%	1/27/26	27,375	28,472
Morgan Stanley	3.125%	7/27/26	37,450	36,952
Morgan Stanley	6.250%	8/9/26	9,650	11,523
Morgan Stanley	4.350%	9/8/26	18,770	19,662
Morgan Stanley	3.625%	1/20/27	33,650	34,328
Morgan Stanley	3.950%	4/23/27	7,155	7,247
5 Morgan Stanley	3.591%	7/22/28	43,950	44,256
Morgan Stanley	7.250%	4/1/32	6,925	9,530
5 Morgan Stanley	3.971%	7/22/38	2,000	2,057
Morgan Stanley	6.375%	7/24/42	26,075	36,237
Morgan Stanley	4.300%	1/27/45	27,300	29,280
Morgan Stanley	4.375%	1/22/47	8,450	9,182
MUFG Americas Holdings Corp.	2.250%	2/10/20	6,600	6,575
MUFG Americas Holdings Corp.	3.500%	6/18/22	5,600	5,718
MUFG Americas Holdings Corp.	3.000%	2/10/25	4,350	4,280
MUFG Union Bank NA	2.250%	5/6/19	2,375	2,372

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
National Australia Bank Ltd.	2.000%	1/14/19	3,000	2,993
National Australia Bank Ltd.	1.375%	7/12/19	5,500	5,432
National Australia Bank Ltd.	2.125%	5/22/20	26,000	25,806
National Australia Bank Ltd.	2.625%	7/23/20	3,245	3,261
National Australia Bank Ltd.	2.625%	1/14/21	4,000	4,010
National Australia Bank Ltd.	1.875%	7/12/21	5,500	5,364
National Australia Bank Ltd.	2.800%	1/10/22	3,000	3,012
National Australia Bank Ltd.	2.500%	5/22/22	16,000	15,846
National Australia Bank Ltd.	3.000%	1/20/23	3,450	3,473
National Australia Bank Ltd.	3.375%	1/14/26	3,600	3,653
National Australia Bank Ltd.	2.500%	7/12/26	12,175	11,548
National Bank of Canada	2.150%	6/12/20	10,000	9,953
National Bank of Canada	2.200%	11/2/20	17,000	16,871
National City Corp.	6.875%	5/15/19	4,215	4,471
Northern Trust Corp.	3.450%	11/4/20	2,950	3,032
Northern Trust Corp.	2.375%	8/2/22	6,050	6,048
Northern Trust Corp.	3.950%	10/30/25	8,750	9,254
5 Northern Trust Corp.	3.375%	5/8/32	4,950	4,903
People’s United Bank NA	4.000%	7/15/24	3,000	3,049
People’s United Financial Inc.	3.650%	12/6/22	5,695	5,837
PNC Bank NA	2.200%	1/28/19	6,475	6,474
PNC Bank NA	1.950%	3/4/19	2,500	2,494
PNC Bank NA	2.250%	7/2/19	8,550	8,551
PNC Bank NA	1.450%	7/29/19	4,300	4,246
PNC Bank NA	2.400%	10/18/19	6,700	6,707
PNC Bank NA	2.000%	5/19/20	13,000	12,893
PNC Bank NA	2.300%	6/1/20	5,250	5,233
PNC Bank NA	2.600%	7/21/20	2,000	2,012
PNC Bank NA	2.450%	11/5/20	6,550	6,555
PNC Bank NA	2.150%	4/29/21	15,000	14,847
PNC Bank NA	2.550%	12/9/21	16,650	16,631
PNC Bank NA	2.625%	2/17/22	20,000	20,010
PNC Bank NA	2.700%	11/1/22	16,788	16,703
PNC Bank NA	2.950%	1/30/23	4,500	4,502
PNC Bank NA	3.300%	10/30/24	3,850	3,931
PNC Bank NA	2.950%	2/23/25	6,750	6,705
PNC Bank NA	3.250%	6/1/25	4,550	4,620
PNC Bank NA	4.200%	11/1/25	4,400	4,717
PNC Financial Services Group Inc.	2.854%	11/9/22	4,975	4,982
PNC Financial Services Group Inc.	3.900%	4/29/24	15,525	16,248
PNC Financial Services Group Inc.	3.150%	5/19/27	28,950	28,892
PNC Funding Corp.	6.700%	6/10/19	6,475	6,872
PNC Funding Corp.	5.125%	2/8/20	5,700	6,017
PNC Funding Corp.	4.375%	8/11/20	7,575	7,947
PNC Funding Corp.	3.300%	3/8/22	3,090	3,167
Regions Bank	6.450%	6/26/37	1,079	1,369
Regions Financial Corp.	3.200%	2/8/21	1,750	1,781
Regions Financial Corp.	2.750%	8/14/22	3,000	2,980
Regions Financial Corp.	7.375%	12/10/37	7,000	9,774
Royal Bank of Canada	1.625%	4/15/19	7,250	7,203
Royal Bank of Canada	1.500%	7/29/19	7,575	7,493
Royal Bank of Canada	2.125%	3/2/20	22,000	21,910
Royal Bank of Canada	2.150%	10/26/20	8,250	8,188
Royal Bank of Canada	2.350%	10/30/20	15,500	15,488

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Royal Bank of Canada	2.500%	1/19/21	5,000	5,008
	Royal Bank of Canada	2.750%	2/1/22	13,000	13,123
	Royal Bank of Canada	4.650%	1/27/26	6,250	6,736
5	Royal Bank of Scotland Group plc	3.498%	5/15/23	10,000	10,014
	Royal Bank of Scotland Group plc	3.875%	9/12/23	24,200	24,595
	Royal Bank of Scotland Group plc	4.800%	4/5/26	1,400	1,503
	Santander Holdings USA Inc.	2.700%	5/24/19	13,840	13,860
	Santander Holdings USA Inc.	2.650%	4/17/20	950	948
10	Santander Holdings USA Inc.	3.700%	3/28/22	21,375	21,621
10	Santander Holdings USA Inc.	3.400%	1/18/23	11,400	11,355
	Santander Holdings USA Inc.	4.500%	7/17/25	9,425	9,807
10	Santander Holdings USA Inc.	4.400%	7/13/27	5,900	6,032
	Santander Issuances SAU	5.179%	11/19/25	14,700	15,825
	Santander UK Group Holdings plc	2.875%	10/16/20	9,465	9,502
	Santander UK Group Holdings plc	3.125%	1/8/21	8,300	8,383
	Santander UK Group Holdings plc	2.875%	8/5/21	7,575	7,567
	Santander UK Group Holdings plc	3.571%	1/10/23	7,000	7,089
5	Santander UK Group Holdings plc	3.823%	11/3/28	10,250	10,248
	Santander UK plc	2.500%	3/14/19	30,875	30,961
	Santander UK plc	2.350%	9/10/19	6,200	6,202
	Santander UK plc	2.375%	3/16/20	4,810	4,811
	Santander UK plc	2.125%	11/3/20	15,000	14,851
	Santander UK plc	4.000%	3/13/24	9,350	9,834
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	5,750	5,737
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	8,500	8,534
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	21,050	20,526
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	5,500	5,549
	State Street Corp.	2.550%	8/18/20	300	302
	State Street Corp.	4.375%	3/7/21	1,385	1,466
	State Street Corp.	1.950%	5/19/21	4,575	4,510
5	State Street Corp.	2.653%	5/15/23	12,000	11,981
	State Street Corp.	3.100%	5/15/23	11,125	11,222
	State Street Corp.	3.700%	11/20/23	500	526
	State Street Corp.	3.300%	12/16/24	2,500	2,578
	State Street Corp.	3.550%	8/18/25	11,086	11,465
	State Street Corp.	2.650%	5/19/26	4,550	4,421
	Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,025	4,034
	Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	16,750	16,712
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	5,500	5,494
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	12,000	11,943
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	840	840
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	2,500	2,491
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	1,775	1,793
	Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	550
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	5,350	5,595
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	6,125	6,449
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	2,650	2,715
	Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,583
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	9,470	9,544
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	6,850	6,688
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	9,000	8,889
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	10,000	10,004
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	18,000	17,871
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	8,000	7,941

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	9,500	9,790
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	28,900	27,341
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	2,425	2,355
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	2,000	2,011
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	15,650	15,586
	SunTrust Bank	2.250%	1/31/20	15,300	15,259
	SunTrust Bank	2.750%	5/1/23	2,150	2,130
	SunTrust Bank	3.300%	5/15/26	3,000	2,964
	SunTrust Banks Inc.	2.500%	5/1/19	2,700	2,710
	SunTrust Banks Inc.	2.900%	3/3/21	2,725	2,741
	SunTrust Banks Inc.	2.700%	1/27/22	10,025	9,997
	SVB Financial Group	3.500%	1/29/25	2,100	2,107
	Svenska Handelsbanken AB	2.500%	1/25/19	6,250	6,275
	Svenska Handelsbanken AB	2.250%	6/17/19	7,300	7,310
	Svenska Handelsbanken AB	1.500%	9/6/19	15,000	14,815
	Svenska Handelsbanken AB	2.400%	10/1/20	6,350	6,350
	Svenska Handelsbanken AB	2.450%	3/30/21	5,750	5,744
	Svenska Handelsbanken AB	1.875%	9/7/21	4,775	4,663
	Synchrony Bank	3.000%	6/15/22	1,625	1,615
	Synchrony Financial	2.600%	1/15/19	5,725	5,735
	Synchrony Financial	3.000%	8/15/19	5,050	5,087
	Synchrony Financial	2.700%	2/3/20	3,025	3,032
	Synchrony Financial	3.750%	8/15/21	3,500	3,584
	Synchrony Financial	4.250%	8/15/24	21,550	22,298
	Synchrony Financial	4.500%	7/23/25	15,525	16,229
	Synchrony Financial	3.700%	8/4/26	7,900	7,772
	Synchrony Financial	3.950%	12/1/27	12,215	12,161
	Synovus Financial Corp.	3.125%	11/1/22	1,400	1,390
	Toronto-Dominion Bank	2.125%	7/2/19	4,600	4,606
	Toronto-Dominion Bank	1.450%	8/13/19	6,000	5,934
	Toronto-Dominion Bank	2.250%	11/5/19	13,000	13,015
	Toronto-Dominion Bank	2.500%	12/14/20	14,500	14,546
	Toronto-Dominion Bank	2.125%	4/7/21	17,925	17,752
	Toronto-Dominion Bank	1.800%	7/13/21	6,000	5,860
5	Toronto-Dominion Bank	3.625%	9/15/31	6,000	5,991
	UBS AG	2.375%	8/14/19	15,162	15,169
	UBS AG	2.350%	3/26/20	1,925	1,925
	UBS AG	4.875%	8/4/20	875	927
10	UBS AG	2.450%	12/1/20	20,000	19,928
	US Bancorp	2.200%	4/25/19	8,395	8,409
	US Bancorp	2.350%	1/29/21	3,675	3,668
	US Bancorp	4.125%	5/24/21	2,515	2,648
	US Bancorp	2.625%	1/24/22	10,050	10,108
	US Bancorp	3.000%	3/15/22	4,225	4,308
	US Bancorp	2.950%	7/15/22	11,275	11,398
	US Bancorp	3.700%	1/30/24	11,050	11,605
	US Bancorp	3.100%	4/27/26	3,950	3,906
	US Bancorp	2.375%	7/22/26	10,550	9,907
	US Bancorp	3.150%	4/27/27	9,850	9,862
	US Bank NA	1.400%	4/26/19	12,000	11,893
	US Bank NA	2.125%	10/28/19	10,800	10,794
	US Bank NA	2.000%	1/24/20	9,925	9,881
	US Bank NA	2.050%	10/23/20	7,825	7,762
	US Bank NA	2.800%	1/27/25	13,100	12,997

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wachovia Bank NA	5.850%	2/1/37	11,025	14,063
Wachovia Corp.	6.605%	10/1/25	1,150	1,367
Wachovia Corp.	7.500%	4/15/35	500	676
Wachovia Corp.	5.500%	8/1/35	1,875	2,245
Wachovia Corp.	6.550%	10/15/35	250	317
Wells Fargo & Co.	2.150%	1/15/19	9,250	9,256
Wells Fargo & Co.	2.150%	1/30/20	9,625	9,604
Wells Fargo & Co.	2.600%	7/22/20	29,075	29,212
Wells Fargo & Co.	2.550%	12/7/20	10,375	10,413
Wells Fargo & Co.	3.000%	1/22/21	11,060	11,204
Wells Fargo & Co.	2.500%	3/4/21	23,200	23,191
Wells Fargo & Co.	4.600%	4/1/21	15,140	16,094
Wells Fargo & Co.	2.100%	7/26/21	47,000	46,170
Wells Fargo & Co.	3.500%	3/8/22	21,675	22,354
Wells Fargo & Co.	2.625%	7/22/22	35,450	35,243
Wells Fargo & Co.	3.069%	1/24/23	25,350	25,530
Wells Fargo & Co.	3.450%	2/13/23	15,525	15,822
Wells Fargo & Co.	4.125%	8/15/23	24,725	25,980
Wells Fargo & Co.	4.480%	1/16/24	10,000	10,746
Wells Fargo & Co.	3.300%	9/9/24	16,735	16,971
Wells Fargo & Co.	3.000%	2/19/25	10,250	10,143
Wells Fargo & Co.	3.550%	9/29/25	18,300	18,742
Wells Fargo & Co.	3.000%	4/22/26	13,325	13,080
Wells Fargo & Co.	4.100%	6/3/26	26,950	28,291
Wells Fargo & Co.	3.000%	10/23/26	23,298	22,707
Wells Fargo & Co.	4.300%	7/22/27	17,400	18,515
5 Wells Fargo & Co.	3.584%	5/22/28	22,700	23,134
Wells Fargo & Co.	5.375%	2/7/35	4,150	5,027
Wells Fargo & Co.	5.375%	11/2/43	24,029	28,600
Wells Fargo & Co.	5.606%	1/15/44	10,100	12,454
Wells Fargo & Co.	4.650%	11/4/44	24,520	26,721
Wells Fargo & Co.	3.900%	5/1/45	21,055	21,718
Wells Fargo & Co.	4.900%	11/17/45	11,025	12,471
Wells Fargo & Co.	4.400%	6/14/46	9,325	9,865
Wells Fargo & Co.	4.750%	12/7/46	20,250	22,522
Wells Fargo Bank NA	1.750%	5/24/19	10,950	10,887
Wells Fargo Bank NA	2.150%	12/6/19	30,000	29,936
Wells Fargo Bank NA	5.950%	8/26/36	2,700	3,451
Wells Fargo Bank NA	6.600%	1/15/38	10,545	14,705
5 Wells Fargo Capital X	5.950%	12/1/86	3,500	3,994
Westpac Banking Corp.	2.250%	1/17/19	14,300	14,321
Westpac Banking Corp.	1.650%	5/13/19	6,000	5,956
Westpac Banking Corp.	1.600%	8/19/19	6,350	6,280
Westpac Banking Corp.	4.875%	11/19/19	9,420	9,857
Westpac Banking Corp.	2.150%	3/6/20	19,475	19,381
Westpac Banking Corp.	2.600%	11/23/20	16,000	16,062
Westpac Banking Corp.	2.100%	5/13/21	25,000	24,659
Westpac Banking Corp.	2.000%	8/19/21	9,050	8,883
Westpac Banking Corp.	2.800%	1/11/22	9,000	9,056
Westpac Banking Corp.	2.500%	6/28/22	28,000	27,794
Westpac Banking Corp.	2.750%	1/11/23	8,000	7,972
Westpac Banking Corp.	2.850%	5/13/26	32,475	31,636
Westpac Banking Corp.	2.700%	8/19/26	6,550	6,293
Westpac Banking Corp.	3.350%	3/8/27	12,000	12,099
5 Westpac Banking Corp.	4.322%	11/23/31	21,260	21,835

Total Bond Market II Index Fund
				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	2,800	2,960
	Affiliated Managers Group Inc.	3.500%	8/1/25	4,600	4,626
	Ameriprise Financial Inc.	4.000%	10/15/23	2,950	3,122
	Ameriprise Financial Inc.	3.700%	10/15/24	4,500	4,677
	Ameriprise Financial Inc.	2.875%	9/15/26	4,825	4,691
	Apollo Investment Corp.	5.250%	3/3/25	600	613
	BGC Partners Inc.	5.375%	12/9/19	500	522
	BGC Partners Inc.	5.125%	5/27/21	1,200	1,261
	BlackRock Inc.	4.250%	5/24/21	5,750	6,068
	BlackRock Inc.	3.375%	6/1/22	15,544	16,040
	BlackRock Inc.	3.500%	3/18/24	7,650	7,942
	BlackRock Inc.	3.200%	3/15/27	6,000	6,050
	Brookfield Asset Management Inc.	4.000%	1/15/25	4,725	4,822
	Brookfield Finance Inc.	4.250%	6/2/26	1,015	1,047
	Brookfield Finance LLC	4.000%	4/1/24	5,325	5,481
	Cboe Global Markets Inc.	3.650%	1/12/27	4,910	5,057
	Charles Schwab Corp.	4.450%	7/22/20	775	817
	Charles Schwab Corp.	3.225%	9/1/22	4,464	4,532
	Charles Schwab Corp.	2.650%	1/25/23	7,275	7,250
	Charles Schwab Corp.	3.450%	2/13/26	4,225	4,329
	Charles Schwab Corp.	3.200%	3/2/27	3,500	3,518
	Charles Schwab Corp.	3.200%	1/25/28	5,350	5,338
	CME Group Inc.	3.000%	9/15/22	19,855	20,202
	CME Group Inc.	3.000%	3/15/25	750	761
	CME Group Inc.	5.300%	9/15/43	5,985	7,666
	E*TRADE Financial Corp.	2.950%	8/24/22	4,362	4,326
	E*TRADE Financial Corp.	3.800%	8/24/27	5,075	5,053
	Eaton Vance Corp.	3.625%	6/15/23	1,875	1,934
	Eaton Vance Corp.	3.500%	4/6/27	2,600	2,647
10	FMR LLC	7.490%	6/15/19	200	214
	Franklin Resources Inc.	2.800%	9/15/22	6,800	6,822
	Franklin Resources Inc.	2.850%	3/30/25	3,000	2,972
	Intercontinental Exchange Inc.	2.750%	12/1/20	4,875	4,922
	Intercontinental Exchange Inc.	2.350%	9/15/22	5,375	5,325
	Intercontinental Exchange Inc.	4.000%	10/15/23	9,975	10,570
	Intercontinental Exchange Inc.	3.750%	12/1/25	7,140	7,492
	Intercontinental Exchange Inc.	3.100%	9/15/27	5,000	4,998
	Invesco Finance plc	3.125%	11/30/22	16,300	16,389
	Invesco Finance plc	4.000%	1/30/24	4,550	4,790
	Invesco Finance plc	3.750%	1/15/26	10	10
	Invesco Finance plc	5.375%	11/30/43	6,425	7,921
	Janus Capital Group Inc.	4.875%	8/1/25	2,400	2,572
	Jefferies Group LLC	8.500%	7/15/19	3,000	3,253
	Jefferies Group LLC	6.875%	4/15/21	5,345	5,975
	Jefferies Group LLC	5.125%	1/20/23	2,775	2,996
	Jefferies Group LLC	4.850%	1/15/27	10,625	11,251
	Jefferies Group LLC	6.450%	6/8/27	1,235	1,434
	Jefferies Group LLC	6.250%	1/15/36	2,105	2,392
	Jefferies Group LLC	6.500%	1/20/43	2,850	3,323
	Lazard Group LLC	4.250%	11/14/20	425	443
	Lazard Group LLC	3.750%	2/13/25	100	102
	Lazard Group LLC	3.625%	3/1/27	5,000	4,973
	Legg Mason Inc.	3.950%	7/15/24	400	409

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Legg Mason Inc.	4.750%	3/15/26	1,500	1,607
Legg Mason Inc.	5.625%	1/15/44	4,875	5,442
Leucadia National Corp.	5.500%	10/18/23	7,200	7,713
Nasdaq Inc.	5.550%	1/15/20	4,400	4,655
Nasdaq Inc.	4.250%	6/1/24	1,375	1,451
Nasdaq Inc.	3.850%	6/30/26	3,200	3,281
Nomura Holdings Inc.	2.750%	3/19/19	19,425	19,514
Raymond James Financial Inc.	3.625%	9/15/26	3,066	3,077
Raymond James Financial Inc.	4.950%	7/15/46	7,325	8,293
Stifel Financial Corp.	3.500%	12/1/20	1,500	1,520
Stifel Financial Corp.	4.250%	7/18/24	5,275	5,419
TD Ameritrade Holding Corp.	2.950%	4/1/22	16,300	16,455
TD Ameritrade Holding Corp.	3.625%	4/1/25	1,600	1,657
TD Ameritrade Holding Corp.	3.300%	4/1/27	5,725	5,755

Finance Companies (0.3%)
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	3.750%	5/15/19	7,382	7,502
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	4.250%	7/1/20	9,780	10,147
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	4.625%	10/30/20	6,137	6,436
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	4.500%	5/15/21	6,685	7,019
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	5.000%	10/1/21	8,695	9,271
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	3.950%	2/1/22	8,400	8,662
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	3.500%	5/26/22	2,000	2,025
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	4.625%	7/1/22	6,950	7,367
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	3.500%	1/15/25	2,050	2,032
AerCap Ireland Capital DAC / AerCap Global
Aviation Trust	3.650%	7/21/27	8,300	8,217
Air Lease Corp.	3.375%	1/15/19	5,700	5,752
Air Lease Corp.	4.750%	3/1/20	4,000	4,181
Air Lease Corp.	3.875%	4/1/21	9,743	10,091
Air Lease Corp.	3.375%	6/1/21	1,625	1,659
Air Lease Corp.	3.750%	2/1/22	5,625	5,809
Air Lease Corp.	2.625%	7/1/22	5,000	4,925
Air Lease Corp.	2.750%	1/15/23	4,000	3,935
Air Lease Corp.	3.000%	9/15/23	5,900	5,840
Air Lease Corp.	4.250%	9/15/24	600	628
Air Lease Corp.	3.625%	4/1/27	3,325	3,320
Air Lease Corp.	3.625%	12/1/27	4,000	3,993
Ares Capital Corp.	3.500%	2/10/23	11,500	11,319
FS Investment Corp.	4.000%	7/15/19	2,225	2,239
FS Investment Corp.	4.250%	1/15/20	1,000	1,016
FS Investment Corp.	4.750%	5/15/22	2,200	2,261
GATX Corp.	2.500%	7/30/19	300	300
GATX Corp.	2.600%	3/30/20	2,250	2,248
GATX Corp.	3.250%	3/30/25	2,175	2,149

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
GATX Corp.	3.250%	9/15/26	2,800	2,732
GATX Corp.	3.850%	3/30/27	4,000	4,064
GATX Corp.	3.500%	3/15/28	6,000	5,922
GATX Corp.	5.200%	3/15/44	325	373
GATX Corp.	4.500%	3/30/45	2,175	2,257
GE Capital International Funding Co.
Unlimited Co.	2.342%	11/15/20	64,564	64,302
GE Capital International Funding Co.
Unlimited Co.	3.373%	11/15/25	19,043	19,344
GE Capital International Funding Co.
Unlimited Co.	4.418%	11/15/35	89,310	96,621
HSBC Finance Corp.	6.676%	1/15/21	8,322	9,252
International Lease Finance Corp.	5.875%	4/1/19	4,487	4,674
International Lease Finance Corp.	6.250%	5/15/19	5,648	5,909
International Lease Finance Corp.	8.250%	12/15/20	9,677	11,104
International Lease Finance Corp.	4.625%	4/15/21	3,310	3,459
International Lease Finance Corp.	8.625%	1/15/22	4,245	5,115
International Lease Finance Corp.	5.875%	8/15/22	8,212	9,085
Prospect Capital Corp.	5.000%	7/15/19	2,150	2,208
Prospect Capital Corp.	5.875%	3/15/23	550	570

Insurance (1.2%)
ACE Capital Trust II	9.700%	4/1/30	1,025	1,543
AEGON Funding Co. LLC	5.750%	12/15/20	4,641	5,037
Aetna Inc.	2.200%	3/15/19	2,375	2,372
Aetna Inc.	4.125%	6/1/21	1,680	1,746
Aetna Inc.	2.750%	11/15/22	13,910	13,744
Aetna Inc.	2.800%	6/15/23	10,050	9,868
Aetna Inc.	3.500%	11/15/24	6,000	6,079
Aetna Inc.	6.625%	6/15/36	4,000	5,290
Aetna Inc.	6.750%	12/15/37	3,000	4,084
Aetna Inc.	4.500%	5/15/42	3,500	3,752
Aetna Inc.	4.125%	11/15/42	2,525	2,573
Aetna Inc.	4.750%	3/15/44	400	448
Aetna Inc.	3.875%	8/15/47	9,575	9,411
Aflac Inc.	2.400%	3/16/20	2,900	2,901
Aflac Inc.	3.625%	6/15/23	9,150	9,536
Aflac Inc.	3.250%	3/17/25	5,175	5,243
Aflac Inc.	2.875%	10/15/26	8,725	8,559
Aflac Inc.	4.000%	10/15/46	1,200	1,251
Alleghany Corp.	4.950%	6/27/22	3,000	3,238
Alleghany Corp.	4.900%	9/15/44	4,575	4,937
Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	1,180	1,256
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	5,400	5,416
Allstate Corp.	3.150%	6/15/23	2,500	2,540
Allstate Corp.	3.280%	12/15/26	4,000	4,054
Allstate Corp.	5.350%	6/1/33	1,700	2,029
Allstate Corp.	5.550%	5/9/35	495	611
Allstate Corp.	5.950%	4/1/36	525	684
Allstate Corp.	4.500%	6/15/43	3,450	3,919
Allstate Corp.	4.200%	12/15/46	8,625	9,431
5 Allstate Corp.	5.750%	8/15/53	5,450	5,947
5 Allstate Corp.	6.500%	5/15/67	2,575	3,090
Alterra Finance LLC	6.250%	9/30/20	745	809

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
American Financial Group Inc.	3.500%	8/15/26	2,900	2,878
American Financial Group Inc.	4.500%	6/15/47	6,200	6,402
American International Group Inc.	2.300%	7/16/19	7,425	7,420
American International Group Inc.	3.375%	8/15/20	2,650	2,707
American International Group Inc.	6.400%	12/15/20	15,825	17,532
American International Group Inc.	3.300%	3/1/21	2,375	2,415
American International Group Inc.	4.875%	6/1/22	13,425	14,576
American International Group Inc.	4.125%	2/15/24	3,605	3,796
American International Group Inc.	3.750%	7/10/25	2,960	3,040
American International Group Inc.	3.900%	4/1/26	12,000	12,447
American International Group Inc.	3.875%	1/15/35	8,925	8,916
American International Group Inc.	4.700%	7/10/35	3,860	4,235
American International Group Inc.	6.250%	5/1/36	15,905	20,440
American International Group Inc.	4.500%	7/16/44	3,315	3,580
American International Group Inc.	4.800%	7/10/45	5,275	5,900
American International Group Inc.	4.375%	1/15/55	7,985	8,134
5 American International Group Inc.	8.175%	5/15/68	1,900	2,604
Anthem Inc.	2.250%	8/15/19	8,951	8,911
Anthem Inc.	4.350%	8/15/20	5,250	5,481
Anthem Inc.	2.500%	11/21/20	7,100	7,084
Anthem Inc.	3.700%	8/15/21	5,630	5,802
Anthem Inc.	3.125%	5/15/22	6,655	6,717
Anthem Inc.	2.950%	12/1/22	6,500	6,501
Anthem Inc.	3.300%	1/15/23	11,621	11,796
Anthem Inc.	3.500%	8/15/24	11,182	11,371
Anthem Inc.	3.350%	12/1/24	6,715	6,789
Anthem Inc.	3.650%	12/1/27	12,800	13,030
Anthem Inc.	5.950%	12/15/34	1	1
Anthem Inc.	4.625%	5/15/42	7,900	8,725
Anthem Inc.	4.650%	1/15/43	5,700	6,299
Anthem Inc.	5.100%	1/15/44	3,705	4,319
Anthem Inc.	4.650%	8/15/44	1,437	1,599
Anthem Inc.	4.375%	12/1/47	15,850	16,870
Anthem Inc.	4.850%	8/15/54	2,525	2,772
Aon Corp.	5.000%	9/30/20	4,170	4,443
Aon Corp.	6.250%	9/30/40	2,125	2,758
Aon plc	2.800%	3/15/21	8,355	8,379
Aon plc	4.000%	11/27/23	2,675	2,811
Aon plc	3.500%	6/14/24	5,450	5,572
Aon plc	3.875%	12/15/25	7,850	8,189
Aon plc	4.600%	6/14/44	3,175	3,432
Aon plc	4.750%	5/15/45	4,650	5,158
Arch Capital Finance LLC	4.011%	12/15/26	6,025	6,272
Arch Capital Finance LLC	5.031%	12/15/46	4,725	5,464
Arch Capital Group Ltd.	7.350%	5/1/34	1,100	1,501
Arch Capital Group US Inc.	5.144%	11/1/43	5,400	6,261
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	9,575	10,167
Assurant Inc.	4.000%	3/15/23	6,975	7,128
Assurant Inc.	6.750%	2/15/34	4,625	5,722
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	1,675	1,814
AXA Financial Inc.	7.000%	4/1/28	2,010	2,519
AXA SA	8.600%	12/15/30	7,220	10,391
AXIS Specialty Finance LLC	5.875%	6/1/20	11,950	12,775
AXIS Specialty Finance plc	4.000%	12/6/27	10,000	10,045

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Finance Corp.	1.700%	3/15/19	3,340	3,328
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	6,000	5,925
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	12,650	12,860
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	10,145	10,708
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,875	3,946
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	380	501
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,725	3,056
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	15,979	17,819
	Berkshire Hathaway Inc.	2.100%	8/14/19	12,075	12,101
	Berkshire Hathaway Inc.	3.750%	8/15/21	2,260	2,360
	Berkshire Hathaway Inc.	3.400%	1/31/22	2,000	2,069
	Berkshire Hathaway Inc.	3.000%	2/11/23	4,000	4,073
	Berkshire Hathaway Inc.	2.750%	3/15/23	19,965	20,095
	Berkshire Hathaway Inc.	3.125%	3/15/26	33,300	33,589
	Berkshire Hathaway Inc.	4.500%	2/11/43	7,315	8,353
10	Brighthouse Financial Inc.	3.700%	6/22/27	14,193	13,892
10	Brighthouse Financial Inc.	4.700%	6/22/47	11,635	11,853
	Brown & Brown Inc.	4.200%	9/15/24	3,555	3,723
	Chubb Corp.	6.000%	5/11/37	1,450	1,934
	Chubb Corp.	6.500%	5/15/38	500	707
	Chubb INA Holdings Inc.	5.900%	6/15/19	785	827
	Chubb INA Holdings Inc.	2.300%	11/3/20	3,300	3,293
	Chubb INA Holdings Inc.	2.875%	11/3/22	24,274	24,504
	Chubb INA Holdings Inc.	2.700%	3/13/23	2,100	2,093
	Chubb INA Holdings Inc.	3.350%	5/15/24	7,900	8,112
	Chubb INA Holdings Inc.	3.150%	3/15/25	5,750	5,804
	Chubb INA Holdings Inc.	3.350%	5/3/26	10,425	10,627
	Chubb INA Holdings Inc.	6.700%	5/15/36	675	947
	Chubb INA Holdings Inc.	4.150%	3/13/43	5,675	6,156
	Chubb INA Holdings Inc.	4.350%	11/3/45	7,711	8,649
	Cigna Corp.	5.125%	6/15/20	300	318
	Cigna Corp.	4.375%	12/15/20	200	209
	Cigna Corp.	4.500%	3/15/21	1,090	1,148
	Cigna Corp.	4.000%	2/15/22	4,585	4,782
	Cigna Corp.	3.250%	4/15/25	13,075	12,987
	Cigna Corp.	7.875%	5/15/27	362	484
	Cigna Corp.	3.050%	10/15/27	11,200	10,871
	Cigna Corp.	5.375%	2/15/42	1,300	1,577
	Cigna Corp.	3.875%	10/15/47	7,115	7,103
	Cincinnati Financial Corp.	6.920%	5/15/28	4,600	5,942
	CNA Financial Corp.	5.875%	8/15/20	355	383
	CNA Financial Corp.	5.750%	8/15/21	2,765	3,022
	CNA Financial Corp.	3.950%	5/15/24	3,325	3,456
	CNA Financial Corp.	4.500%	3/1/26	2,650	2,821
	CNA Financial Corp.	3.450%	8/15/27	3,500	3,449
	Coventry Health Care Inc.	5.450%	6/15/21	3,810	4,125
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,004	1,282
	Enstar Group Ltd.	4.500%	3/10/22	1,750	1,785
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	3,225	3,421
	First American Financial Corp.	4.600%	11/15/24	4,675	4,818
	Hanover Insurance Group Inc.	4.500%	4/15/26	3,020	3,140
	Hartford Financial Services Group Inc.	6.000%	1/15/19	925	958
	Hartford Financial Services Group Inc.	5.500%	3/30/20	4,100	4,363
	Hartford Financial Services Group Inc.	5.125%	4/15/22	8,350	9,105

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Hartford Financial Services Group Inc.	5.950%	10/15/36	500	635
Hartford Financial Services Group Inc.	6.100%	10/1/41	5,400	7,144
Hartford Financial Services Group Inc.	6.625%	4/15/42	1,793	2,426
Humana Inc.	2.625%	10/1/19	3,525	3,530
Humana Inc.	3.150%	12/1/22	4,825	4,859
Humana Inc.	3.850%	10/1/24	11,050	11,461
Humana Inc.	3.950%	3/15/27	7,300	7,525
Humana Inc.	4.625%	12/1/42	2,175	2,351
Humana Inc.	4.950%	10/1/44	4,425	5,077
Humana Inc.	4.800%	3/15/47	3,275	3,691
Kemper Corp.	4.350%	2/15/25	1,500	1,529
Lincoln National Corp.	8.750%	7/1/19	162	177
Lincoln National Corp.	6.250%	2/15/20	4,795	5,156
Lincoln National Corp.	4.850%	6/24/21	12	13
Lincoln National Corp.	4.200%	3/15/22	4,825	5,062
Lincoln National Corp.	4.000%	9/1/23	2,000	2,094
Lincoln National Corp.	3.625%	12/12/26	10,000	10,200
Lincoln National Corp.	6.150%	4/7/36	2,526	3,123
Lincoln National Corp.	6.300%	10/9/37	2,550	3,259
Lincoln National Corp.	7.000%	6/15/40	200	277
Loews Corp.	2.625%	5/15/23	9,675	9,551
Loews Corp.	6.000%	2/1/35	225	282
Loews Corp.	4.125%	5/15/43	5,865	6,044
Manulife Financial Corp.	4.900%	9/17/20	4,875	5,157
Manulife Financial Corp.	4.150%	3/4/26	10,075	10,636
5 Manulife Financial Corp.	4.061%	2/24/32	8,640	8,701
Manulife Financial Corp.	5.375%	3/4/46	6,475	8,081
Markel Corp.	4.900%	7/1/22	4,665	5,024
Markel Corp.	3.500%	11/1/27	4,225	4,171
Markel Corp.	5.000%	4/5/46	3,500	3,915
Markel Corp.	4.300%	11/1/47	2,200	2,251
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,200	1,203
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,575	5,563
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,265	2,419
Marsh & McLennan Cos. Inc.	2.750%	1/30/22	800	800
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	7,042	7,162
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	17,600	18,151
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	7,425	7,642
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	4,850	5,071
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	3,975	4,995
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	3,075	3,410
Mercury General Corp.	4.400%	3/15/27	2,000	2,026
MetLife Inc.	7.717%	2/15/19	1,170	1,243
MetLife Inc.	4.750%	2/8/21	6,645	7,081
MetLife Inc.	3.048%	12/15/22	10,600	10,729
MetLife Inc.	4.368%	9/15/23	275	297
MetLife Inc.	3.600%	4/10/24	18,300	19,142
MetLife Inc.	3.000%	3/1/25	5,475	5,480
MetLife Inc.	3.600%	11/13/25	7,975	8,294
MetLife Inc.	6.500%	12/15/32	225	294
MetLife Inc.	6.375%	6/15/34	2,195	2,981
MetLife Inc.	5.700%	6/15/35	7,210	9,123
MetLife Inc.	5.875%	2/6/41	6,720	8,810
MetLife Inc.	4.125%	8/13/42	7,275	7,659

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MetLife Inc.	4.875%	11/13/43	8,519	9,982
	MetLife Inc.	4.721%	12/15/44	5,350	6,205
	MetLife Inc.	4.050%	3/1/45	10,325	10,790
	MetLife Inc.	4.600%	5/13/46	8,016	9,137
5	MetLife Inc.	6.400%	12/15/66	9,930	11,469
5	MetLife Inc.	10.750%	8/1/69	500	835
10	Metropolitan Life Global Funding I	2.000%	4/14/20	100	99
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	9,375	9,860
	Munich Re America Corp.	7.450%	12/15/26	1,200	1,533
5	Nationwide Financial Services Inc.	6.750%	5/15/87	300	336
	Old Republic International Corp.	4.875%	10/1/24	4,550	4,876
	Old Republic International Corp.	3.875%	8/26/26	10,385	10,411
	PartnerRe Finance B LLC	5.500%	6/1/20	9,458	9,988
	Primerica Inc.	4.750%	7/15/22	2,000	2,136
	Principal Financial Group Inc.	3.400%	5/15/25	4,000	4,059
	Principal Financial Group Inc.	3.100%	11/15/26	14,485	14,302
	Principal Financial Group Inc.	4.350%	5/15/43	375	402
	Principal Financial Group Inc.	4.300%	11/15/46	5,589	5,961
5	Principal Financial Group Inc.	4.700%	5/15/55	2,700	2,761
	Progressive Corp.	3.750%	8/23/21	10,655	11,061
	Progressive Corp.	2.450%	1/15/27	9,100	8,696
	Progressive Corp.	6.625%	3/1/29	2,625	3,343
	Progressive Corp.	4.350%	4/25/44	1,844	2,050
	Progressive Corp.	4.125%	4/15/47	17,800	19,234
	Protective Life Corp.	7.375%	10/15/19	900	975
	Prudential Financial Inc.	7.375%	6/15/19	795	853
	Prudential Financial Inc.	2.350%	8/15/19	2,200	2,202
	Prudential Financial Inc.	5.375%	6/21/20	3,695	3,950
	Prudential Financial Inc.	4.500%	11/15/20	5,000	5,271
	Prudential Financial Inc.	4.500%	11/16/21	675	719
	Prudential Financial Inc.	3.500%	5/15/24	1,175	1,220
	Prudential Financial Inc.	5.750%	7/15/33	1,280	1,587
	Prudential Financial Inc.	5.700%	12/14/36	7,720	9,696
	Prudential Financial Inc.	6.625%	12/1/37	5,050	7,089
	Prudential Financial Inc.	6.625%	6/21/40	10,825	15,267
	Prudential Financial Inc.	6.200%	11/15/40	300	398
5	Prudential Financial Inc.	5.875%	9/15/42	11,936	13,049
5	Prudential Financial Inc.	5.625%	6/15/43	18,625	20,301
	Prudential Financial Inc.	5.100%	8/15/43	2,775	3,290
5	Prudential Financial Inc.	5.200%	3/15/44	2,350	2,506
	Prudential Financial Inc.	4.600%	5/15/44	15,925	18,111
5	Prudential Financial Inc.	5.375%	5/15/45	4,850	5,194
10	Prudential Financial Inc.	3.905%	12/7/47	8,338	8,501
10	Prudential Financial Inc.	3.935%	12/7/49	3,284	3,356
	Reinsurance Group of America Inc.	5.000%	6/1/21	4,691	4,998
	Reinsurance Group of America Inc.	4.700%	9/15/23	1,400	1,506
	Reinsurance Group of America Inc.	3.950%	9/15/26	500	509
10	Reliance Standard Life Global Funding II	2.500%	1/15/20	350	350
	RenaissanceRe Finance Inc.	3.450%	7/1/27	1,600	1,566
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,175	2,661
	Torchmark Corp.	9.250%	6/15/19	895	981
	Transatlantic Holdings Inc.	8.000%	11/30/39	4,125	5,663
	Travelers Cos. Inc.	5.900%	6/2/19	225	236
	Travelers Cos. Inc.	3.900%	11/1/20	1,870	1,938

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Travelers Cos. Inc.	6.750%	6/20/36	1,125	1,584
Travelers Cos. Inc.	6.250%	6/15/37	4,885	6,615
Travelers Cos. Inc.	5.350%	11/1/40	4,145	5,176
Travelers Cos. Inc.	4.600%	8/1/43	2,920	3,366
Travelers Cos. Inc.	4.300%	8/25/45	500	551
Travelers Cos. Inc.	3.750%	5/15/46	4,925	5,026
Travelers Cos. Inc.	4.000%	5/30/47	12,600	13,336
UnitedHealth Group Inc.	1.625%	3/15/19	7,000	6,964
UnitedHealth Group Inc.	2.300%	12/15/19	2,450	2,457
UnitedHealth Group Inc.	2.700%	7/15/20	8,225	8,310
UnitedHealth Group Inc.	1.950%	10/15/20	14,850	14,703
UnitedHealth Group Inc.	3.875%	10/15/20	2,025	2,099
UnitedHealth Group Inc.	4.700%	2/15/21	5,735	6,096
UnitedHealth Group Inc.	2.125%	3/15/21	2,500	2,476
UnitedHealth Group Inc.	3.375%	11/15/21	270	278
UnitedHealth Group Inc.	2.875%	12/15/21	4,100	4,154
UnitedHealth Group Inc.	2.875%	3/15/22	3,300	3,331
UnitedHealth Group Inc.	3.350%	7/15/22	10,475	10,798
UnitedHealth Group Inc.	2.375%	10/15/22	10,000	9,902
UnitedHealth Group Inc.	2.750%	2/15/23	3,600	3,603
UnitedHealth Group Inc.	2.875%	3/15/23	1,500	1,512
UnitedHealth Group Inc.	3.750%	7/15/25	26,738	28,136
UnitedHealth Group Inc.	3.100%	3/15/26	7,275	7,309
UnitedHealth Group Inc.	3.450%	1/15/27	6,000	6,169
UnitedHealth Group Inc.	3.375%	4/15/27	15,825	16,193
UnitedHealth Group Inc.	2.950%	10/15/27	9,225	9,190
UnitedHealth Group Inc.	4.625%	7/15/35	2,900	3,344
UnitedHealth Group Inc.	5.800%	3/15/36	3,300	4,272
UnitedHealth Group Inc.	6.500%	6/15/37	725	1,008
UnitedHealth Group Inc.	6.625%	11/15/37	5,100	7,236
UnitedHealth Group Inc.	6.875%	2/15/38	13,845	19,984
UnitedHealth Group Inc.	5.950%	2/15/41	1,575	2,080
UnitedHealth Group Inc.	4.625%	11/15/41	4,205	4,787
UnitedHealth Group Inc.	4.375%	3/15/42	1,775	1,956
UnitedHealth Group Inc.	3.950%	10/15/42	4,400	4,594
UnitedHealth Group Inc.	4.250%	3/15/43	5,775	6,254
UnitedHealth Group Inc.	4.750%	7/15/45	13,098	15,477
UnitedHealth Group Inc.	4.200%	1/15/47	10,275	11,170
UnitedHealth Group Inc.	4.250%	4/15/47	16,175	17,762
UnitedHealth Group Inc.	3.750%	10/15/47	5,900	6,013
Unum Group	5.625%	9/15/20	625	672
Unum Group	4.000%	3/15/24	3,300	3,434
Unum Group	5.750%	8/15/42	1,673	2,047
Voya Financial Inc.	5.500%	7/15/22	2,636	2,886
Voya Financial Inc.	3.125%	7/15/24	13,954	13,840
Voya Financial Inc.	3.650%	6/15/26	3,000	3,021
Voya Financial Inc.	5.700%	7/15/43	4,600	5,639
Voya Financial Inc.	4.800%	6/15/46	3,150	3,488
Willis North America Inc.	3.600%	5/15/24	5,110	5,190
Willis Towers Watson plc	5.750%	3/15/21	1,385	1,503
WR Berkley Corp.	5.375%	9/15/20	375	400
WR Berkley Corp.	4.625%	3/15/22	6,400	6,811
WR Berkley Corp.	6.250%	2/15/37	150	183
WR Berkley Corp.	4.750%	8/1/44	2,855	3,070

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
XLIT Ltd.	5.750%	10/1/21	5,455	5,975
XLIT Ltd.	6.375%	11/15/24	300	348
XLIT Ltd.	4.450%	3/31/25	2,200	2,224
XLIT Ltd.	6.250%	5/15/27	2,242	2,655
XLIT Ltd.	5.250%	12/15/43	3,850	4,456
XLIT Ltd.	5.500%	3/31/45	4,650	4,884

Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	150	157
ORIX Corp.	2.900%	7/18/22	2,800	2,783
ORIX Corp.	3.250%	12/4/24	2,000	1,987
ORIX Corp.	3.700%	7/18/27	8,650	8,654

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	1,900	1,905
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	1,825	1,935
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	220	226
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	5,275	5,216
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	2,550	2,669
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	2,300	2,347
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	4,030	4,109
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	2,325	2,466
American Campus Communities Operating
Partnership LP	3.350%	10/1/20	2,470	2,517
American Campus Communities Operating
Partnership LP	4.125%	7/1/24	2,350	2,445
American Campus Communities Operating
Partnership LP	3.625%	11/15/27	3,000	2,973
AvalonBay Communities Inc.	3.625%	10/1/20	4,000	4,111
AvalonBay Communities Inc.	2.950%	9/15/22	75	76
AvalonBay Communities Inc.	2.850%	3/15/23	1,720	1,715
AvalonBay Communities Inc.	4.200%	12/15/23	1,680	1,789
AvalonBay Communities Inc.	3.500%	11/15/24	850	873
AvalonBay Communities Inc.	3.450%	6/1/25	8,445	8,637
AvalonBay Communities Inc.	2.950%	5/11/26	4,000	3,923
AvalonBay Communities Inc.	2.900%	10/15/26	4,650	4,525
AvalonBay Communities Inc.	3.350%	5/15/27	5,000	5,034
AvalonBay Communities Inc.	3.200%	1/15/28	3,025	3,006
Boston Properties LP	5.625%	11/15/20	6,450	6,974
Boston Properties LP	4.125%	5/15/21	1,410	1,474
Boston Properties LP	3.850%	2/1/23	8,325	8,674
Boston Properties LP	3.800%	2/1/24	3,600	3,732
Boston Properties LP	3.200%	1/15/25	5,725	5,705
Boston Properties LP	3.650%	2/1/26	6,800	6,898
Boston Properties LP	2.750%	10/1/26	4,300	4,060
Brandywine Operating Partnership LP	3.950%	2/15/23	2,500	2,552
Brandywine Operating Partnership LP	3.950%	11/15/27	19,125	18,917
Brixmor Operating Partnership LP	3.875%	8/15/22	3,950	4,041
Brixmor Operating Partnership LP	3.250%	9/15/23	1,475	1,441
Brixmor Operating Partnership LP	3.650%	6/15/24	2,000	1,984
Brixmor Operating Partnership LP	3.850%	2/1/25	12,200	12,189
Brixmor Operating Partnership LP	4.125%	6/15/26	2,400	2,422
Brixmor Operating Partnership LP	3.900%	3/15/27	3,725	3,681
Camden Property Trust	4.625%	6/15/21	1,025	1,083

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Camden Property Trust	2.950%	12/15/22	5,575	5,571
CBL & Associates LP	5.250%	12/1/23	2,950	2,790
CBL & Associates LP	4.600%	10/15/24	4,800	4,273
Columbia Property Trust Operating
Partnership LP	4.150%	4/1/25	4,000	4,061
Columbia Property Trust Operating
Partnership LP	3.650%	8/15/26	5,475	5,315
Corporate Office Properties LP	3.700%	6/15/21	6,375	6,488
Corporate Office Properties LP	3.600%	5/15/23	950	952
Corporate Office Properties LP	5.250%	2/15/24	675	729
CubeSmart LP	4.375%	12/15/23	6,550	6,872
CubeSmart LP	4.000%	11/15/25	1,375	1,406
CubeSmart LP	3.125%	9/1/26	5,300	5,036
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,525	1,588
DDR Corp.	4.625%	7/15/22	4,775	5,016
DDR Corp.	3.375%	5/15/23	4,100	4,072
DDR Corp.	3.900%	8/15/24	1,725	1,739
DDR Corp.	4.250%	2/1/26	1,700	1,730
DDR Corp.	4.700%	6/1/27	24,825	25,831
Digital Realty Trust LP	3.400%	10/1/20	3,800	3,877
Digital Realty Trust LP	5.250%	3/15/21	3,265	3,502
Digital Realty Trust LP	3.950%	7/1/22	7,625	7,952
Digital Realty Trust LP	3.625%	10/1/22	3,675	3,778
Digital Realty Trust LP	2.750%	2/1/23	2,500	2,476
Digital Realty Trust LP	4.750%	10/1/25	4,625	5,016
Digital Realty Trust LP	3.700%	8/15/27	5,200	5,236
Duke Realty LP	3.875%	2/15/21	10,000	10,329
Duke Realty LP	3.875%	10/15/22	6,350	6,600
Duke Realty LP	3.625%	4/15/23	740	758
Duke Realty LP	3.750%	12/1/24	1,500	1,546
EPR Properties	5.750%	8/15/22	3,110	3,391
EPR Properties	5.250%	7/15/23	3,375	3,604
EPR Properties	4.500%	4/1/25	7,023	7,164
EPR Properties	4.750%	12/15/26	1,025	1,052
EPR Properties	4.500%	6/1/27	245	247
ERP Operating LP	2.375%	7/1/19	2,600	2,601
ERP Operating LP	4.750%	7/15/20	5,510	5,809
ERP Operating LP	4.625%	12/15/21	1,459	1,562
ERP Operating LP	3.000%	4/15/23	1,675	1,688
ERP Operating LP	3.375%	6/1/25	300	306
ERP Operating LP	2.850%	11/1/26	11,775	11,430
ERP Operating LP	4.500%	7/1/44	4,200	4,546
ERP Operating LP	4.500%	6/1/45	3,825	4,193
ERP Operating LP	4.000%	8/1/47	2,800	2,842
Essex Portfolio LP	5.200%	3/15/21	1,750	1,864
Essex Portfolio LP	3.250%	5/1/23	1,425	1,436
Essex Portfolio LP	3.875%	5/1/24	350	362
Essex Portfolio LP	3.500%	4/1/25	8,800	8,870
Essex Portfolio LP	3.375%	4/15/26	3,200	3,170
Federal Realty Investment Trust	2.750%	6/1/23	950	938
Federal Realty Investment Trust	3.250%	7/15/27	3,725	3,693
Federal Realty Investment Trust	4.500%	12/1/44	5,300	5,772
Government Properties Income Trust	4.000%	7/15/22	2,725	2,740
HCP Inc.	2.625%	2/1/20	5,350	5,365

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
HCP Inc.	5.375%	2/1/21	270	290
HCP Inc.	3.150%	8/1/22	3,375	3,402
HCP Inc.	4.000%	12/1/22	5,020	5,242
HCP Inc.	4.250%	11/15/23	8,350	8,763
HCP Inc.	4.200%	3/1/24	7,850	8,212
HCP Inc.	3.875%	8/15/24	4,200	4,296
HCP Inc.	3.400%	2/1/25	4,850	4,809
HCP Inc.	4.000%	6/1/25	425	437
HCP Inc.	6.750%	2/1/41	1,396	1,860
Healthcare Realty Trust Inc.	3.625%	1/15/28	1,500	1,484
Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,575	4,658
Healthcare Trust of America Holdings LP	2.950%	7/1/22	6,200	6,173
Healthcare Trust of America Holdings LP	3.700%	4/15/23	3,125	3,193
Healthcare Trust of America Holdings LP	3.500%	8/1/26	2,300	2,256
Healthcare Trust of America Holdings LP	3.750%	7/1/27	3,925	3,909
Highwoods Realty LP	3.200%	6/15/21	9,209	9,282
Highwoods Realty LP	3.875%	3/1/27	3,850	3,871
Hospitality Properties Trust	4.500%	6/15/23	3,211	3,357
Hospitality Properties Trust	4.650%	3/15/24	3,725	3,923
Hospitality Properties Trust	4.500%	3/15/25	1,475	1,531
Hospitality Properties Trust	5.250%	2/15/26	1,960	2,104
Hospitality Properties Trust	4.950%	2/15/27	4,000	4,218
Hospitality Properties Trust	3.950%	1/15/28	3,925	3,824
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,296
Host Hotels & Resorts LP	5.250%	3/15/22	5,919	6,369
Host Hotels & Resorts LP	3.750%	10/15/23	2,125	2,168
Host Hotels & Resorts LP	3.875%	4/1/24	2,800	2,836
Host Hotels & Resorts LP	4.000%	6/15/25	1,100	1,122
Hudson Pacific Properties LP	3.950%	11/1/27	2,500	2,493
Kilroy Realty LP	3.800%	1/15/23	4,850	4,967
Kilroy Realty LP	3.450%	12/15/24	2,000	1,995
Kilroy Realty LP	4.375%	10/1/25	575	603
Kilroy Realty LP	4.250%	8/15/29	2,975	3,067
Kimco Realty Corp.	6.875%	10/1/19	1,750	1,882
Kimco Realty Corp.	3.400%	11/1/22	7,275	7,420
Kimco Realty Corp.	3.125%	6/1/23	875	873
Kimco Realty Corp.	3.300%	2/1/25	3,125	3,099
Kimco Realty Corp.	2.800%	10/1/26	1,693	1,590
Kimco Realty Corp.	3.800%	4/1/27	3,000	3,024
Kimco Realty Corp.	4.125%	12/1/46	400	390
Kimco Realty Corp.	4.450%	9/1/47	2,250	2,312
Kite Realty Group LP	4.000%	10/1/26	7,900	7,504
Liberty Property LP	4.750%	10/1/20	1,535	1,616
Liberty Property LP	3.375%	6/15/23	1,775	1,798
Liberty Property LP	4.400%	2/15/24	3,979	4,239
Liberty Property LP	3.750%	4/1/25	5,675	5,807
Life Storage LP	3.875%	12/15/27	1,000	996
Life Storage LP	3.500%	7/1/26	10,500	10,233
Mid-America Apartments LP	4.300%	10/15/23	2,400	2,530
Mid-America Apartments LP	3.750%	6/15/24	2,725	2,790
Mid-America Apartments LP	4.000%	11/15/25	75	78
Mid-America Apartments LP	3.600%	6/1/27	7,770	7,779
National Retail Properties Inc.	5.500%	7/15/21	5,050	5,462
National Retail Properties Inc.	3.800%	10/15/22	1,600	1,647

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
National Retail Properties Inc.	3.300%	4/15/23	900	901
National Retail Properties Inc.	3.900%	6/15/24	2,750	2,820
National Retail Properties Inc.	4.000%	11/15/25	2,875	2,944
National Retail Properties Inc.	3.600%	12/15/26	2,375	2,347
National Retail Properties Inc.	3.500%	10/15/27	6,000	5,871
Omega Healthcare Investors Inc.	4.375%	8/1/23	19,200	19,464
Omega Healthcare Investors Inc.	4.950%	4/1/24	1,550	1,610
Omega Healthcare Investors Inc.	4.500%	1/15/25	3,250	3,246
Omega Healthcare Investors Inc.	5.250%	1/15/26	4,000	4,135
Omega Healthcare Investors Inc.	4.500%	4/1/27	11,500	11,198
Omega Healthcare Investors Inc.	4.750%	1/15/28	4,680	4,633
Physicians Realty LP	4.300%	3/15/27	6,500	6,611
Physicians Realty LP	3.950%	1/15/28	3,000	2,972
Piedmont Operating Partnership LP	3.400%	6/1/23	6,150	6,106
Piedmont Operating Partnership LP	4.450%	3/15/24	1,750	1,823
Prologis LP	4.250%	8/15/23	1,800	1,931
Prologis LP	3.750%	11/1/25	1,300	1,362
Public Storage	2.370%	9/15/22	5,460	5,373
Public Storage	3.094%	9/15/27	2,575	2,558
Realty Income Corp.	3.250%	10/15/22	9,725	9,882
Realty Income Corp.	4.650%	8/1/23	1,825	1,967
Realty Income Corp.	3.875%	7/15/24	1,950	2,002
Realty Income Corp.	4.125%	10/15/26	8,420	8,786
Realty Income Corp.	3.000%	1/15/27	5,750	5,501
Realty Income Corp.	3.650%	1/15/28	4,500	4,517
Realty Income Corp.	4.650%	3/15/47	10,750	11,860
Regency Centers Corp.	3.750%	11/15/22	2,000	2,046
Regency Centers LP	4.800%	4/15/21	2,000	2,111
Regency Centers LP	3.600%	2/1/27	1,600	1,595
Regency Centers LP	4.400%	2/1/47	5,275	5,439
Sabra Health Care LP	5.125%	8/15/26	500	509
Select Income REIT	4.150%	2/1/22	2,250	2,276
Select Income REIT	4.500%	2/1/25	5,766	5,808
Senior Housing Properties Trust	3.250%	5/1/19	4,325	4,342
Simon Property Group LP	2.200%	2/1/19	12,850	12,852
Simon Property Group LP	2.500%	9/1/20	4,800	4,820
Simon Property Group LP	4.375%	3/1/21	1,645	1,738
Simon Property Group LP	2.500%	7/15/21	2,000	1,998
Simon Property Group LP	4.125%	12/1/21	17,150	18,081
Simon Property Group LP	2.350%	1/30/22	525	519
Simon Property Group LP	3.375%	3/15/22	1,675	1,720
Simon Property Group LP	2.625%	6/15/22	10,000	9,975
Simon Property Group LP	2.750%	2/1/23	3,625	3,609
Simon Property Group LP	2.750%	6/1/23	6,000	5,981
Simon Property Group LP	3.750%	2/1/24	5,000	5,208
Simon Property Group LP	3.500%	9/1/25	2,800	2,865
Simon Property Group LP	3.300%	1/15/26	5,070	5,072
Simon Property Group LP	3.250%	11/30/26	2,150	2,130
Simon Property Group LP	3.375%	6/15/27	9,500	9,569
Simon Property Group LP	3.375%	12/1/27	4,500	4,519
Simon Property Group LP	6.750%	2/1/40	4,550	6,312
Simon Property Group LP	4.750%	3/15/42	2,010	2,231
Simon Property Group LP	4.250%	10/1/44	200	208
Simon Property Group LP	4.250%	11/30/46	10,275	10,833

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
SL Green Operating Partnership LP	3.250%	10/15/22	3,300	3,286
Tanger Properties LP	3.750%	12/1/24	1,000	1,000
Tanger Properties LP	3.125%	9/1/26	4,650	4,386
Tanger Properties LP	3.875%	7/15/27	7,500	7,429
UDR Inc.	3.700%	10/1/20	1,000	1,027
UDR Inc.	4.625%	1/10/22	8,350	8,842
UDR Inc.	2.950%	9/1/26	4,400	4,209
UDR Inc.	3.500%	7/1/27	5,200	5,202
UDR Inc.	3.500%	1/15/28	5,075	5,056
Ventas Realty LP	3.100%	1/15/23	5,500	5,496
Ventas Realty LP	3.125%	6/15/23	5,000	5,000
Ventas Realty LP	3.750%	5/1/24	2,325	2,388
Ventas Realty LP	4.125%	1/15/26	1,825	1,902
Ventas Realty LP	3.250%	10/15/26	9,075	8,794
Ventas Realty LP	3.850%	4/1/27	2,075	2,113
Ventas Realty LP	4.375%	2/1/45	3,100	3,185
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,025	4,097
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,425	2,432
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	975	1,035
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,300	1,362
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	6,877	6,949
VEREIT Operating Partnership LP	4.600%	2/6/24	2,550	2,684
VEREIT Operating Partnership LP	4.875%	6/1/26	2,200	2,324
VEREIT Operating Partnership LP	3.950%	8/15/27	4,475	4,417
Vornado Realty LP	5.000%	1/15/22	5,500	5,894
Vornado Realty LP	3.500%	1/15/25	2,425	2,418
Washington Prime Group LP	3.850%	4/1/20	1,775	1,789
Washington Prime Group LP	5.950%	8/15/24	1,500	1,536
Washington REIT	4.950%	10/1/20	800	830
Washington REIT	3.950%	10/15/22	1,050	1,072
Weingarten Realty Investors	3.375%	10/15/22	8,375	8,441
Weingarten Realty Investors	3.500%	4/15/23	2,200	2,212
Weingarten Realty Investors	4.450%	1/15/24	600	633
Weingarten Realty Investors	3.850%	6/1/25	900	912
Welltower Inc.	4.125%	4/1/19	4,195	4,273
Welltower Inc.	4.950%	1/15/21	5,340	5,676
Welltower Inc.	5.250%	1/15/22	3,440	3,738
Welltower Inc.	3.750%	3/15/23	6,505	6,743
Welltower Inc.	4.000%	6/1/25	12,300	12,703
Welltower Inc.	4.250%	4/1/26	7,000	7,309
Welltower Inc.	6.500%	3/15/41	950	1,246
Welltower Inc.	5.125%	3/15/43	950	1,071
WP Carey Inc.	4.600%	4/1/24	3,980	4,161
WP Carey Inc.	4.000%	2/1/25	1,250	1,267
WP Carey Inc.	4.250%	10/1/26	2,350	2,401
				12,631,857
Industrial (16.9%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	75	78
Agrium Inc.	3.150%	10/1/22	14,160	14,313
Agrium Inc.	3.500%	6/1/23	6,664	6,801
Agrium Inc.	3.375%	3/15/25	5,250	5,267
Agrium Inc.	4.125%	3/15/35	4,525	4,661
Agrium Inc.	7.125%	5/23/36	200	271

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Agrium Inc.	6.125%	1/15/41	1,375	1,739
	Agrium Inc.	4.900%	6/1/43	6,410	7,145
	Agrium Inc.	5.250%	1/15/45	8,500	9,898
	Air Products & Chemicals Inc.	3.000%	11/3/21	9,860	10,012
	Air Products & Chemicals Inc.	3.350%	7/31/24	3,875	3,968
	Airgas Inc.	3.650%	7/15/24	3,750	3,897
	Albemarle Corp.	4.150%	12/1/24	3,300	3,496
	Albemarle Corp.	5.450%	12/1/44	2,850	3,368
	Barrick Gold Corp.	5.250%	4/1/42	9,150	10,688
	Barrick North America Finance LLC	4.400%	5/30/21	5,421	5,735
	Barrick North America Finance LLC	5.700%	5/30/41	8,125	9,938
	Barrick North America Finance LLC	5.750%	5/1/43	5,400	6,742
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	11,244	13,957
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	12,815	12,945
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	1,675	1,775
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	100	122
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,900	4,154
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	16,040	19,531
	Braskem Finance Ltd.	6.450%	2/3/24	2,500	2,797
	Cabot Corp.	3.700%	7/15/22	400	409
	Celanese US Holdings LLC	5.875%	6/15/21	4,000	4,374
	Celulosa Arauco y Constitucion SA	7.250%	7/29/19	625	669
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,800	1,913
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	8,650	9,151
10	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	10,250	10,143
10	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	8,500	8,839
	Domtar Corp.	6.750%	2/15/44	3,325	3,839
	Dow Chemical Co.	8.550%	5/15/19	32,659	35,359
	Dow Chemical Co.	4.250%	11/15/20	9,965	10,402
	Dow Chemical Co.	4.125%	11/15/21	15,615	16,365
	Dow Chemical Co.	3.000%	11/15/22	17,100	17,196
	Dow Chemical Co.	3.500%	10/1/24	1,700	1,747
	Dow Chemical Co.	7.375%	11/1/29	2,000	2,664
	Dow Chemical Co.	4.250%	10/1/34	4,600	4,829
	Dow Chemical Co.	9.400%	5/15/39	9,765	16,652
	Dow Chemical Co.	5.250%	11/15/41	3,515	4,107
	Dow Chemical Co.	4.375%	11/15/42	11,550	12,090
	Dow Chemical Co.	4.625%	10/1/44	1,600	1,743
	Eastman Chemical Co.	5.500%	11/15/19	4,321	4,557
	Eastman Chemical Co.	2.700%	1/15/20	7,100	7,146
	Eastman Chemical Co.	4.500%	1/15/21	430	448
	Eastman Chemical Co.	3.600%	8/15/22	7,345	7,551
	Eastman Chemical Co.	4.800%	9/1/42	3,250	3,583
	Eastman Chemical Co.	4.650%	10/15/44	5,425	5,866
	Ecolab Inc.	2.000%	1/14/19	1,700	1,696
	Ecolab Inc.	2.250%	1/12/20	2,100	2,095
	Ecolab Inc.	4.350%	12/8/21	4,569	4,856
	Ecolab Inc.	2.375%	8/10/22	7,000	6,907
	Ecolab Inc.	3.250%	1/14/23	1,700	1,741
	Ecolab Inc.	2.700%	11/1/26	3,050	2,923
10	Ecolab Inc.	3.250%	12/1/27	5,100	5,102
	Ecolab Inc.	5.500%	12/8/41	1,412	1,766
10	Ecolab Inc.	3.950%	12/1/47	11,546	11,804
	EI du Pont de Nemours & Co.	4.625%	1/15/20	2,615	2,733

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
EI du Pont de Nemours & Co.	2.200%	5/1/20	13,101	13,078
EI du Pont de Nemours & Co.	3.625%	1/15/21	3,568	3,694
EI du Pont de Nemours & Co.	4.250%	4/1/21	1,750	1,845
EI du Pont de Nemours & Co.	2.800%	2/15/23	11,555	11,547
EI du Pont de Nemours & Co.	6.500%	1/15/28	475	596
EI du Pont de Nemours & Co.	4.900%	1/15/41	6,150	7,004
EI du Pont de Nemours & Co.	4.150%	2/15/43	5,375	5,533
Fibria Overseas Finance Ltd.	4.000%	1/14/25	8,900	8,826
Fibria Overseas Finance Ltd.	5.500%	1/17/27	300	322
FMC Corp.	3.950%	2/1/22	3,200	3,293
FMC Corp.	4.100%	2/1/24	6,500	6,689
Georgia-Pacific LLC	8.000%	1/15/24	6,971	8,866
Georgia-Pacific LLC	7.375%	12/1/25	2,500	3,193
Georgia-Pacific LLC	7.250%	6/1/28	1,000	1,327
Georgia-Pacific LLC	7.750%	11/15/29	1,950	2,729
Georgia-Pacific LLC	8.875%	5/15/31	4,250	6,550
Goldcorp Inc.	3.625%	6/9/21	2,000	2,041
Goldcorp Inc.	3.700%	3/15/23	9,475	9,718
Goldcorp Inc.	5.450%	6/9/44	7,254	8,407
International Flavors & Fragrances Inc.	3.200%	5/1/23	525	527
International Flavors & Fragrances Inc.	4.375%	6/1/47	5,400	5,716
International Paper Co.	7.500%	8/15/21	4,929	5,734
International Paper Co.	4.750%	2/15/22	4,413	4,737
International Paper Co.	3.800%	1/15/26	975	1,007
International Paper Co.	3.000%	2/15/27	17,900	17,350
International Paper Co.	5.000%	9/15/35	3,050	3,449
International Paper Co.	7.300%	11/15/39	3,570	4,987
International Paper Co.	6.000%	11/15/41	2,100	2,632
International Paper Co.	4.800%	6/15/44	9,200	10,009
International Paper Co.	5.150%	5/15/46	5,400	6,223
International Paper Co.	4.400%	8/15/47	12,050	12,659
International Paper Co.	4.350%	8/15/48	7,000	7,312
LYB International Finance BV	4.000%	7/15/23	3,000	3,142
LYB International Finance BV	5.250%	7/15/43	8,316	9,684
LYB International Finance BV	4.875%	3/15/44	5,250	5,727
LYB International Finance II BV	3.500%	3/2/27	17,000	17,021
LyondellBasell Industries NV	5.000%	4/15/19	11,063	11,357
LyondellBasell Industries NV	6.000%	11/15/21	15,450	17,175
LyondellBasell Industries NV	5.750%	4/15/24	3,300	3,746
LyondellBasell Industries NV	4.625%	2/26/55	4,900	5,042
Meadwestvaco Corp.	7.950%	2/15/31	7,050	9,735
Methanex Corp.	3.250%	12/15/19	5,750	5,767
Methanex Corp.	5.650%	12/1/44	5,500	5,683
Monsanto Co.	2.125%	7/15/19	5,000	4,976
Monsanto Co.	2.750%	7/15/21	7,550	7,561
Monsanto Co.	2.200%	7/15/22	650	628
Monsanto Co.	2.850%	4/15/25	4,000	3,911
Monsanto Co.	5.500%	8/15/25	3,825	4,367
Monsanto Co.	4.200%	7/15/34	5,600	5,815
Monsanto Co.	3.600%	7/15/42	3,250	2,947
Monsanto Co.	4.650%	11/15/43	1,500	1,583
Monsanto Co.	3.950%	4/15/45	8,330	8,215
Monsanto Co.	4.700%	7/15/64	6,475	6,735
Mosaic Co.	3.750%	11/15/21	10,275	10,511

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Mosaic Co.	3.250%	11/15/22	10,350	10,246
Mosaic Co.	4.250%	11/15/23	5,850	6,057
Mosaic Co.	4.050%	11/15/27	5,500	5,511
Mosaic Co.	5.450%	11/15/33	1,600	1,729
Mosaic Co.	4.875%	11/15/41	4,445	4,415
Mosaic Co.	5.625%	11/15/43	1,600	1,721
Newmont Mining Corp.	5.125%	10/1/19	1,525	1,589
Newmont Mining Corp.	5.875%	4/1/35	600	727
Newmont Mining Corp.	6.250%	10/1/39	6,626	8,457
Newmont Mining Corp.	4.875%	3/15/42	7,125	7,824
Nucor Corp.	4.125%	9/15/22	9,741	10,268
Nucor Corp.	4.000%	8/1/23	8,027	8,426
Nucor Corp.	6.400%	12/1/37	7,875	10,473
Nucor Corp.	5.200%	8/1/43	10,875	13,103
Packaging Corp. of America	3.900%	6/15/22	7,222	7,505
Packaging Corp. of America	4.500%	11/1/23	10,325	11,104
Packaging Corp. of America	3.650%	9/15/24	4,050	4,148
Packaging Corp. of America	3.400%	12/15/27	3,685	3,693
Placer Dome Inc.	6.450%	10/15/35	1,050	1,331
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,077	1,132
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,865	8,221
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,000	3,900
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	2,000	2,073
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,375	5,248
PPG Industries Inc.	2.300%	11/15/19	3,600	3,599
Praxair Inc.	4.500%	8/15/19	800	829
Praxair Inc.	2.250%	9/24/20	1,500	1,497
Praxair Inc.	4.050%	3/15/21	50	52
Praxair Inc.	3.000%	9/1/21	8,125	8,259
Praxair Inc.	2.450%	2/15/22	15,971	16,005
Praxair Inc.	2.200%	8/15/22	10,393	10,260
Praxair Inc.	2.650%	2/5/25	3,400	3,360
Praxair Inc.	3.200%	1/30/26	3,000	3,081
Praxair Inc.	3.550%	11/7/42	2,500	2,511
Rayonier Inc.	3.750%	4/1/22	2,000	2,022
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,850	1,950
Rio Tinto Alcan Inc.	6.125%	12/15/33	3,144	3,954
Rio Tinto Alcan Inc.	5.750%	6/1/35	3,850	4,665
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,225	4,433
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	4,461	4,636
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	39,090	40,942
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,225	2,934
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,685	5,693
Rio Tinto Finance USA plc	3.500%	3/22/22	163	168
Rio Tinto Finance USA plc	2.875%	8/21/22	376	378
Rio Tinto Finance USA plc	4.750%	3/22/42	5,975	6,906
Rio Tinto Finance USA plc	4.125%	8/21/42	11,000	11,826
Rohm & Haas Co.	7.850%	7/15/29	4,775	6,532
RPM International Inc.	6.125%	10/15/19	590	626
RPM International Inc.	3.450%	11/15/22	3,275	3,342
RPM International Inc.	3.750%	3/15/27	200	202
RPM International Inc.	5.250%	6/1/45	3,592	4,104
RPM International Inc.	4.250%	1/15/48	8,285	8,238
Sherwin-Williams Co.	7.250%	6/15/19	1,675	1,788

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sherwin-Williams Co.	2.250%	5/15/20	6,500	6,479
	Sherwin-Williams Co.	4.200%	1/15/22	500	523
	Sherwin-Williams Co.	2.750%	6/1/22	9,490	9,457
	Sherwin-Williams Co.	3.125%	6/1/24	1,200	1,203
	Sherwin-Williams Co.	3.450%	8/1/25	5,425	5,481
	Sherwin-Williams Co.	3.950%	1/15/26	5,000	5,190
	Sherwin-Williams Co.	3.450%	6/1/27	2,500	2,535
	Sherwin-Williams Co.	4.000%	12/15/42	1,000	998
	Sherwin-Williams Co.	4.550%	8/1/45	1,590	1,723
	Sherwin-Williams Co.	4.500%	6/1/47	3,000	3,267
	Southern Copper Corp.	5.375%	4/16/20	200	213
	Southern Copper Corp.	3.500%	11/8/22	1,400	1,437
	Southern Copper Corp.	3.875%	4/23/25	2,600	2,701
	Southern Copper Corp.	7.500%	7/27/35	3,575	4,844
	Southern Copper Corp.	6.750%	4/16/40	1,450	1,886
	Southern Copper Corp.	5.250%	11/8/42	16,725	18,713
	Southern Copper Corp.	5.875%	4/23/45	18,075	21,851
	Syngenta Finance NV	3.125%	3/28/22	2,250	2,180
	Syngenta Finance NV	4.375%	3/28/42	1,550	1,327
	Vale Canada Ltd.	7.200%	9/15/32	3,241	3,731
	Vale Overseas Ltd.	5.875%	6/10/21	29,900	32,628
	Vale Overseas Ltd.	4.375%	1/11/22	26,375	27,298
	Vale Overseas Ltd.	6.250%	8/10/26	21,400	24,797
	Vale Overseas Ltd.	8.250%	1/17/34	800	1,059
	Vale Overseas Ltd.	6.875%	11/21/36	8,910	10,926
	Vale Overseas Ltd.	6.875%	11/10/39	10,265	12,549
	Vale SA	5.625%	9/11/42	18,115	19,836
	Westlake Chemical Corp.	4.625%	2/15/21	3,000	3,075
	Westlake Chemical Corp.	3.600%	8/15/26	18,200	18,409
	Westlake Chemical Corp.	5.000%	8/15/46	12,400	13,922
10	WestRock Co.	3.000%	9/15/24	5,475	5,401
10	WestRock Co.	3.375%	9/15/27	4,700	4,663
	Westrock MWV LLC	8.200%	1/15/30	5,804	8,145
	WestRock RKT Co.	4.450%	3/1/19	1,750	1,787
	WestRock RKT Co.	3.500%	3/1/20	2,000	2,036
	WestRock RKT Co.	4.900%	3/1/22	2,000	2,152
	WestRock RKT Co.	4.000%	3/1/23	3,500	3,626
	Weyerhaeuser Co.	7.375%	10/1/19	5,039	5,450
	Weyerhaeuser Co.	4.700%	3/15/21	445	468
	Weyerhaeuser Co.	3.250%	3/15/23	500	505
	Weyerhaeuser Co.	4.625%	9/15/23	8,125	8,726
	Weyerhaeuser Co.	8.500%	1/15/25	800	1,036
	Weyerhaeuser Co.	7.375%	3/15/32	3,625	5,005
	Weyerhaeuser Co.	6.875%	12/15/33	1,000	1,299
	Yamana Gold Inc.	4.950%	7/15/24	1,870	1,952
10	Yamana Gold Inc.	4.625%	12/15/27	4,000	3,990

	Capital Goods (1.4%)
	3M Co.	2.000%	8/7/20	3,660	3,639
	3M Co.	1.625%	9/19/21	4,175	4,048
	3M Co.	2.000%	6/26/22	3,500	3,430
	3M Co.	2.250%	3/15/23	3,950	3,914
	3M Co.	3.000%	8/7/25	3,450	3,491
	3M Co.	2.250%	9/19/26	6,000	5,691

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
3M Co.	2.875%	10/15/27	6,000	5,965
3M Co.	3.125%	9/19/46	5,500	5,154
3M Co.	3.625%	10/15/47	4,250	4,359
ABB Finance USA Inc.	2.875%	5/8/22	4,860	4,942
ABB Finance USA Inc.	4.375%	5/8/42	1,050	1,126
Acuity Brands Lighting Inc.	6.000%	12/15/19	800	851
Allegion US Holding Co. Inc.	3.200%	10/1/24	900	893
Allegion US Holding Co. Inc.	3.550%	10/1/27	3,100	3,049
Bemis Co. Inc.	4.500%	10/15/21	1,255	1,323
Bemis Co. Inc.	3.100%	9/15/26	2,350	2,260
Boeing Capital Corp.	4.700%	10/27/19	4,875	5,094
Boeing Co.	6.000%	3/15/19	4,625	4,840
Boeing Co.	4.875%	2/15/20	5,290	5,588
Boeing Co.	1.650%	10/30/20	4,190	4,123
Boeing Co.	8.750%	8/15/21	290	352
Boeing Co.	2.350%	10/30/21	2,000	2,001
Boeing Co.	2.125%	3/1/22	4,900	4,859
Boeing Co.	1.875%	6/15/23	4,950	4,760
Boeing Co.	7.950%	8/15/24	1,335	1,740
Boeing Co.	2.850%	10/30/24	4,225	4,252
Boeing Co.	2.500%	3/1/25	580	565
Boeing Co.	7.250%	6/15/25	325	412
Boeing Co.	2.600%	10/30/25	5,000	4,904
Boeing Co.	2.250%	6/15/26	1,750	1,660
Boeing Co.	2.800%	3/1/27	2,250	2,229
Boeing Co.	6.125%	2/15/33	6,075	8,101
Boeing Co.	3.300%	3/1/35	2,000	1,968
Boeing Co.	6.625%	2/15/38	525	743
Boeing Co.	6.875%	3/15/39	1,585	2,328
Boeing Co.	5.875%	2/15/40	980	1,303
Boeing Co.	3.375%	6/15/46	4,000	3,880
Boeing Co.	3.650%	3/1/47	1,950	1,959
Carlisle Cos. Inc.	3.750%	11/15/22	1,650	1,691
Carlisle Cos. Inc.	3.500%	12/1/24	1,800	1,810
Carlisle Cos. Inc.	3.750%	12/1/27	2,850	2,879
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,490	11,067
Caterpillar Financial Services Corp.	1.350%	5/18/19	2,700	2,675
Caterpillar Financial Services Corp.	2.100%	6/9/19	2,202	2,203
Caterpillar Financial Services Corp.	2.000%	11/29/19	10,700	10,669
Caterpillar Financial Services Corp.	2.250%	12/1/19	5,400	5,407
Caterpillar Financial Services Corp.	2.100%	1/10/20	6,500	6,486
Caterpillar Financial Services Corp.	2.000%	3/5/20	2,500	2,487
Caterpillar Financial Services Corp.	1.850%	9/4/20	9,625	9,469
Caterpillar Financial Services Corp.	2.500%	11/13/20	2,500	2,508
Caterpillar Financial Services Corp.	1.700%	8/9/21	11,800	11,483
Caterpillar Financial Services Corp.	2.750%	8/20/21	1,300	1,309
Caterpillar Financial Services Corp.	1.931%	10/1/21	8,038	7,860
Caterpillar Financial Services Corp.	2.850%	6/1/22	4,604	4,653
Caterpillar Financial Services Corp.	2.400%	6/6/22	16,900	16,784
Caterpillar Financial Services Corp.	2.550%	11/29/22	8,000	7,958
Caterpillar Financial Services Corp.	2.625%	3/1/23	1,600	1,593
Caterpillar Financial Services Corp.	3.300%	6/9/24	4,175	4,288
Caterpillar Financial Services Corp.	3.250%	12/1/24	3,900	3,986
Caterpillar Financial Services Corp.	2.400%	8/9/26	2,300	2,202

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Caterpillar Inc.	3.900%	5/27/21	6,447	6,755
	Caterpillar Inc.	2.600%	6/26/22	4,925	4,928
	Caterpillar Inc.	3.400%	5/15/24	10,500	10,877
	Caterpillar Inc.	6.050%	8/15/36	8,816	11,808
	Caterpillar Inc.	5.200%	5/27/41	4,772	5,987
	Caterpillar Inc.	3.803%	8/15/42	15,154	16,157
	Caterpillar Inc.	4.300%	5/15/44	3,950	4,541
	Caterpillar Inc.	4.750%	5/15/64	850	997
	CNH Industrial Capital LLC	4.375%	11/6/20	5,350	5,551
	CNH Industrial Capital LLC	4.375%	4/5/22	2,000	2,072
	CNH Industrial NV	3.850%	11/15/27	9,000	8,977
	Crane Co.	4.450%	12/15/23	5,690	5,955
	CRH America Inc.	5.750%	1/15/21	3,415	3,698
	Deere & Co.	2.600%	6/8/22	6,365	6,377
	Deere & Co.	5.375%	10/16/29	4,095	4,957
	Deere & Co.	8.100%	5/15/30	2,711	3,895
	Deere & Co.	3.900%	6/9/42	3,562	3,854
	Dover Corp.	4.300%	3/1/21	1,780	1,876
	Dover Corp.	3.150%	11/15/25	10,000	10,136
	Dover Corp.	6.600%	3/15/38	1,475	1,997
	Dover Corp.	5.375%	3/1/41	795	975
	Eaton Corp.	2.750%	11/2/22	13,894	13,910
	Eaton Corp.	3.103%	9/15/27	6,275	6,163
	Eaton Corp.	4.000%	11/2/32	5,350	5,560
	Eaton Corp.	4.150%	11/2/42	1,050	1,089
	Eaton Corp.	3.915%	9/15/47	3,800	3,788
	Embraer Netherlands Finance BV	5.050%	6/15/25	6,400	6,798
	Embraer Netherlands Finance BV	5.400%	2/1/27	5,100	5,500
10	Embraer Overseas Ltd.	5.696%	9/16/23	3,340	3,668
	Embraer SA	5.150%	6/15/22	3,850	4,102
	Emerson Electric Co.	4.875%	10/15/19	275	288
	Emerson Electric Co.	4.250%	11/15/20	1,307	1,376
	Emerson Electric Co.	2.625%	12/1/21	10,900	11,001
	Emerson Electric Co.	2.625%	2/15/23	3,450	3,439
	Emerson Electric Co.	3.150%	6/1/25	1,700	1,720
	Emerson Electric Co.	6.000%	8/15/32	925	1,137
	Emerson Electric Co.	5.250%	11/15/39	440	520
	Exelis Inc.	5.550%	10/1/21	175	192
	FLIR Systems Inc.	3.125%	6/15/21	1,500	1,507
	Flowserve Corp.	3.500%	9/15/22	13,705	13,779
	Flowserve Corp.	4.000%	11/15/23	4,575	4,679
	Fortive Corp.	1.800%	6/15/19	1,000	993
	Fortive Corp.	2.350%	6/15/21	5,022	4,964
	Fortive Corp.	3.150%	6/15/26	5,500	5,470
	Fortive Corp.	4.300%	6/15/46	7,600	8,102
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,000	3,027
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	1,200	1,251
	General Dynamics Corp.	3.875%	7/15/21	3,925	4,107
	General Dynamics Corp.	2.250%	11/15/22	6,822	6,715
	General Dynamics Corp.	1.875%	8/15/23	5,100	4,873
	General Dynamics Corp.	2.375%	11/15/24	7,000	6,830
	General Dynamics Corp.	2.125%	8/15/26	3,000	2,810
	General Dynamics Corp.	2.625%	11/15/27	8,665	8,371
	General Dynamics Corp.	3.600%	11/15/42	4,064	4,115

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Electric Co.	6.000%	8/7/19	9,770	10,329
	General Electric Co.	2.100%	12/11/19	900	899
	General Electric Co.	5.500%	1/8/20	12,432	13,196
	General Electric Co.	2.200%	1/9/20	9,759	9,725
	General Electric Co.	5.550%	5/4/20	3,482	3,728
	General Electric Co.	4.375%	9/16/20	12,222	12,824
	General Electric Co.	4.625%	1/7/21	6,728	7,125
	General Electric Co.	5.300%	2/11/21	6,282	6,757
	General Electric Co.	4.650%	10/17/21	8,692	9,313
	General Electric Co.	3.150%	9/7/22	7,106	7,219
	General Electric Co.	2.700%	10/9/22	28,190	28,133
	General Electric Co.	3.100%	1/9/23	10,273	10,424
	General Electric Co.	3.375%	3/11/24	5,300	5,452
	General Electric Co.	3.450%	5/15/24	6,592	6,796
	General Electric Co.	6.750%	3/15/32	16,609	22,742
	General Electric Co.	6.150%	8/7/37	6,696	8,897
	General Electric Co.	5.875%	1/14/38	25,970	33,501
	General Electric Co.	6.875%	1/10/39	12,153	17,477
	General Electric Co.	4.125%	10/9/42	24,700	25,885
	General Electric Co.	4.500%	3/11/44	18,345	20,322
	Harris Corp.	2.700%	4/27/20	2,000	2,006
	Harris Corp.	4.400%	12/15/20	5,298	5,553
	Harris Corp.	3.832%	4/27/25	9,659	9,987
	Harris Corp.	4.854%	4/27/35	4,300	4,799
	Harris Corp.	6.150%	12/15/40	1,125	1,413
	Harris Corp.	5.054%	4/27/45	2,795	3,280
	Hexcel Corp.	4.700%	8/15/25	1,450	1,551
	Honeywell International Inc.	1.400%	10/30/19	4,300	4,254
	Honeywell International Inc.	1.800%	10/30/19	5,800	5,771
	Honeywell International Inc.	4.250%	3/1/21	10,205	10,794
	Honeywell International Inc.	1.850%	11/1/21	5,600	5,493
	Honeywell International Inc.	3.350%	12/1/23	10,025	10,426
	Honeywell International Inc.	2.500%	11/1/26	5,500	5,299
	Honeywell International Inc.	5.700%	3/15/36	1,580	2,049
	Honeywell International Inc.	5.700%	3/15/37	4,595	6,005
	Honeywell International Inc.	5.375%	3/1/41	8,345	10,669
	Hubbell Inc.	3.350%	3/1/26	2,800	2,829
	Hubbell Inc.	3.150%	8/15/27	1,500	1,488
10	Huntington Ingalls Industries Inc.	3.483%	12/1/27	4,000	3,990
	Illinois Tool Works Inc.	1.950%	3/1/19	3,400	3,392
	Illinois Tool Works Inc.	6.250%	4/1/19	6,925	7,272
	Illinois Tool Works Inc.	3.375%	9/15/21	1,895	1,943
	Illinois Tool Works Inc.	3.500%	3/1/24	7,687	8,036
	Illinois Tool Works Inc.	2.650%	11/15/26	9,800	9,554
	Illinois Tool Works Inc.	4.875%	9/15/41	3,595	4,325
	Illinois Tool Works Inc.	3.900%	9/1/42	11,217	11,927
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	2,045	2,056
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	12,575	13,350
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,125	1,414
	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,000	2,001
	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,250	2,322
	Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	4,700	5,213
	John Deere Capital Corp.	1.950%	1/8/19	5,200	5,190
	John Deere Capital Corp.	1.950%	3/4/19	3,100	3,098

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.250%	4/17/19	1,275	1,278
John Deere Capital Corp.	1.250%	10/9/19	11,550	11,370
John Deere Capital Corp.	1.700%	1/15/20	5,400	5,347
John Deere Capital Corp.	2.050%	3/10/20	5,425	5,407
John Deere Capital Corp.	2.200%	3/13/20	2,950	2,944
John Deere Capital Corp.	1.950%	6/22/20	4,000	3,967
John Deere Capital Corp.	2.450%	9/11/20	2,125	2,128
John Deere Capital Corp.	2.550%	1/8/21	8,650	8,686
John Deere Capital Corp.	2.800%	3/4/21	5,000	5,052
John Deere Capital Corp.	3.900%	7/12/21	8,268	8,666
John Deere Capital Corp.	3.150%	10/15/21	8,816	9,030
John Deere Capital Corp.	2.650%	1/6/22	7,350	7,390
John Deere Capital Corp.	2.750%	3/15/22	2,250	2,260
John Deere Capital Corp.	2.150%	9/8/22	10,000	9,770
John Deere Capital Corp.	2.800%	1/27/23	7,815	7,839
John Deere Capital Corp.	2.800%	3/6/23	10,450	10,457
John Deere Capital Corp.	3.350%	6/12/24	9,781	10,070
John Deere Capital Corp.	2.650%	6/24/24	3,000	2,960
John Deere Capital Corp.	3.400%	9/11/25	1,750	1,804
John Deere Capital Corp.	2.650%	6/10/26	2,000	1,952
John Deere Capital Corp.	2.800%	9/8/27	4,100	4,016
Johnson Controls International plc	5.000%	3/30/20	2,100	2,214
Johnson Controls International plc	4.250%	3/1/21	5,305	5,555
Johnson Controls International plc	3.750%	12/1/21	1,425	1,473
Johnson Controls International plc	3.625%	7/2/24	5,225	5,415
Johnson Controls International plc	3.900%	2/14/26	6,950	7,267
Johnson Controls International plc	6.000%	1/15/36	950	1,181
Johnson Controls International plc	5.700%	3/1/41	1,045	1,227
Johnson Controls International plc	4.625%	7/2/44	2,500	2,752
Johnson Controls International plc	5.125%	9/14/45	6,105	7,199
Johnson Controls International plc	4.500%	2/15/47	5,095	5,528
Johnson Controls International plc	4.950%	7/2/64	2,625	2,902
Kennametal Inc.	2.650%	11/1/19	3,678	3,670
Kennametal Inc.	3.875%	2/15/22	1,550	1,562
L3 Technologies Inc.	5.200%	10/15/19	6,555	6,869
L3 Technologies Inc.	4.750%	7/15/20	7,350	7,730
L3 Technologies Inc.	4.950%	2/15/21	7,100	7,523
L3 Technologies Inc.	3.950%	5/28/24	1,830	1,901
L3 Technologies Inc.	3.850%	12/15/26	5,500	5,658
Lafarge SA	7.125%	7/15/36	2,900	3,799
Leggett & Platt Inc.	3.800%	11/15/24	3,725	3,792
Leggett & Platt Inc.	3.500%	11/15/27	11,000	10,887
Legrand France SA	8.500%	2/15/25	2,150	2,779
Lennox International Inc.	3.000%	11/15/23	1,000	989
Lockheed Martin Corp.	4.250%	11/15/19	5,418	5,623
Lockheed Martin Corp.	2.500%	11/23/20	7,570	7,627
Lockheed Martin Corp.	3.350%	9/15/21	19,354	19,894
Lockheed Martin Corp.	3.100%	1/15/23	7,230	7,343
Lockheed Martin Corp.	2.900%	3/1/25	425	423
Lockheed Martin Corp.	3.550%	1/15/26	15,950	16,555
Lockheed Martin Corp.	3.600%	3/1/35	9,240	9,259
Lockheed Martin Corp.	4.500%	5/15/36	2,600	2,907
Lockheed Martin Corp.	6.150%	9/1/36	7,985	10,548
Lockheed Martin Corp.	5.720%	6/1/40	3,226	4,118

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	4.850%	9/15/41	5,025	5,722
Lockheed Martin Corp.	4.070%	12/15/42	2,000	2,102
Lockheed Martin Corp.	3.800%	3/1/45	1,575	1,587
Lockheed Martin Corp.	4.700%	5/15/46	15,250	17,726
Lockheed Martin Corp.	4.090%	9/15/52	6,786	7,104
Martin Marietta Materials Inc.	4.250%	7/2/24	1,370	1,444
Martin Marietta Materials Inc.	3.450%	6/1/27	3,125	3,084
Martin Marietta Materials Inc.	3.500%	12/15/27	5,000	4,962
Martin Marietta Materials Inc.	4.250%	12/15/47	7,500	7,421
Masco Corp.	7.125%	3/15/20	583	636
Masco Corp.	3.500%	4/1/21	2,730	2,776
Masco Corp.	5.950%	3/15/22	583	646
Masco Corp.	4.450%	4/1/25	4,700	4,989
Masco Corp.	4.375%	4/1/26	4,300	4,541
Masco Corp.	3.500%	11/15/27	2,550	2,511
Masco Corp.	7.750%	8/1/29	561	731
Masco Corp.	6.500%	8/15/32	54	66
Masco Corp.	4.500%	5/15/47	5,000	5,104
Mohawk Industries Inc.	3.850%	2/1/23	6,175	6,383
Northrop Grumman Corp.	2.080%	10/15/20	9,500	9,421
Northrop Grumman Corp.	3.500%	3/15/21	4,650	4,787
Northrop Grumman Corp.	2.550%	10/15/22	17,900	17,744
Northrop Grumman Corp.	3.250%	8/1/23	11,675	11,911
Northrop Grumman Corp.	2.930%	1/15/25	15,900	15,744
Northrop Grumman Corp.	3.200%	2/1/27	10,000	10,036
Northrop Grumman Corp.	3.250%	1/15/28	20,700	20,742
Northrop Grumman Corp.	5.050%	11/15/40	1,775	2,087
Northrop Grumman Corp.	4.750%	6/1/43	2,940	3,386
Northrop Grumman Corp.	3.850%	4/15/45	1,900	1,925
Northrop Grumman Corp.	4.030%	10/15/47	24,525	25,642
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,670	3,805
Owens Corning	4.200%	12/15/22	19,761	20,710
Owens Corning	3.400%	8/15/26	1,400	1,375
Owens Corning	7.000%	12/1/36	3,752	4,924
Owens Corning	4.300%	7/15/47	1,350	1,327
Parker-Hannifin Corp.	3.500%	9/15/22	10,521	10,855
Parker-Hannifin Corp.	3.300%	11/21/24	11,500	11,753
Parker-Hannifin Corp.	3.250%	3/1/27	10,575	10,663
Parker-Hannifin Corp.	4.200%	11/21/34	2,800	3,032
Parker-Hannifin Corp.	6.250%	5/15/38	550	726
Parker-Hannifin Corp.	4.450%	11/21/44	4,850	5,401
Parker-Hannifin Corp.	4.100%	3/1/47	3,475	3,726
Pentair Finance SA	2.650%	12/1/19	1,750	1,727
Precision Castparts Corp.	2.250%	6/15/20	1,345	1,347
Precision Castparts Corp.	2.500%	1/15/23	23,770	23,587
Precision Castparts Corp.	3.250%	6/15/25	10,550	10,793
Precision Castparts Corp.	4.200%	6/15/35	1,250	1,334
Precision Castparts Corp.	3.900%	1/15/43	6,075	6,289
Precision Castparts Corp.	4.375%	6/15/45	5,962	6,674
Raytheon Co.	4.400%	2/15/20	500	523
Raytheon Co.	3.125%	10/15/20	8,325	8,516
Raytheon Co.	2.500%	12/15/22	16,975	16,908
Raytheon Co.	3.150%	12/15/24	2,300	2,347
Raytheon Co.	7.200%	8/15/27	2,010	2,676

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Raytheon Co.	4.875%	10/15/40	450	541
Raytheon Co.	4.700%	12/15/41	6,350	7,484
Raytheon Co.	4.200%	12/15/44	2,900	3,240
Republic Services Inc.	5.500%	9/15/19	6,245	6,575
Republic Services Inc.	5.000%	3/1/20	5,200	5,474
Republic Services Inc.	5.250%	11/15/21	8,838	9,658
Republic Services Inc.	3.550%	6/1/22	475	489
Republic Services Inc.	4.750%	5/15/23	525	572
Republic Services Inc.	3.200%	3/15/25	1,500	1,506
Republic Services Inc.	2.900%	7/1/26	8,525	8,315
Republic Services Inc.	6.200%	3/1/40	3,440	4,477
Republic Services Inc.	5.700%	5/15/41	5,450	6,777
Rockwell Automation Inc.	2.050%	3/1/20	3,800	3,768
Rockwell Collins Inc.	1.950%	7/15/19	500	498
Rockwell Collins Inc.	5.250%	7/15/19	275	287
Rockwell Collins Inc.	3.100%	11/15/21	1,000	1,011
Rockwell Collins Inc.	2.800%	3/15/22	7,000	7,007
Rockwell Collins Inc.	3.700%	12/15/23	2,775	2,866
Rockwell Collins Inc.	3.200%	3/15/24	12,000	12,077
Rockwell Collins Inc.	3.500%	3/15/27	11,500	11,677
Rockwell Collins Inc.	4.800%	12/15/43	1,250	1,427
Rockwell Collins Inc.	4.350%	4/15/47	8,575	9,287
Roper Technologies Inc.	6.250%	9/1/19	5,500	5,845
Roper Technologies Inc.	3.000%	12/15/20	100	101
Roper Technologies Inc.	2.800%	12/15/21	10,480	10,486
Roper Technologies Inc.	3.125%	11/15/22	400	403
Roper Technologies Inc.	3.850%	12/15/25	1,925	1,988
Roper Technologies Inc.	3.800%	12/15/26	6,160	6,351
Snap-on Inc.	6.125%	9/1/21	3,135	3,530
Snap-on Inc.	3.250%	3/1/27	1,900	1,929
Sonoco Products Co.	5.750%	11/1/40	4,085	4,898
Spirit AeroSystems Inc.	5.250%	3/15/22	2,250	2,323
Spirit AeroSystems Inc.	3.850%	6/15/26	8,680	8,775
Stanley Black & Decker Inc.	1.622%	11/17/18	3,000	2,987
Stanley Black & Decker Inc.	2.451%	11/17/18	3,500	3,511
Stanley Black & Decker Inc.	3.400%	12/1/21	4,075	4,198
Stanley Black & Decker Inc.	2.900%	11/1/22	3,000	3,013
Textron Inc.	4.300%	3/1/24	2,675	2,836
Textron Inc.	3.875%	3/1/25	2,600	2,695
Textron Inc.	4.000%	3/15/26	11,100	11,569
Textron Inc.	3.650%	3/15/27	1,750	1,771
Textron Inc.	3.375%	3/1/28	4,000	3,973
The Timken Co.	3.875%	9/1/24	1,000	1,004
United Technologies Corp.	1.500%	11/1/19	4,000	3,953
United Technologies Corp.	4.500%	4/15/20	7,255	7,608
United Technologies Corp.	1.900%	5/4/20	8,600	8,513
United Technologies Corp.	1.950%	11/1/21	10,750	10,483
United Technologies Corp.	3.100%	6/1/22	14,043	14,302
United Technologies Corp.	2.800%	5/4/24	10,500	10,419
United Technologies Corp.	2.650%	11/1/26	4,075	3,921
United Technologies Corp.	3.125%	5/4/27	6,250	6,240
United Technologies Corp.	6.700%	8/1/28	325	416
United Technologies Corp.	7.500%	9/15/29	3,775	5,195
United Technologies Corp.	5.400%	5/1/35	700	835

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United Technologies Corp.	6.050%	6/1/36	4,815	6,178
United Technologies Corp.	6.125%	7/15/38	10,850	14,417
United Technologies Corp.	5.700%	4/15/40	9,325	11,867
United Technologies Corp.	4.500%	6/1/42	23,840	26,343
United Technologies Corp.	4.150%	5/15/45	8,400	8,921
United Technologies Corp.	3.750%	11/1/46	12,200	12,043
United Technologies Corp.	4.050%	5/4/47	2,100	2,198
Vulcan Materials Co.	4.500%	4/1/25	2,750	2,924
Vulcan Materials Co.	4.500%	6/15/47	6,455	6,578
Wabtec Corp.	3.450%	11/15/26	4,200	4,098
Waste Management Inc.	4.750%	6/30/20	4,700	4,977
Waste Management Inc.	4.600%	3/1/21	6,375	6,766
Waste Management Inc.	2.400%	5/15/23	4,775	4,682
Waste Management Inc.	3.500%	5/15/24	5,785	5,991
Waste Management Inc.	3.125%	3/1/25	7,735	7,790
Waste Management Inc.	3.150%	11/15/27	4,000	3,982
Waste Management Inc.	3.900%	3/1/35	4,785	5,021
Waste Management Inc.	4.100%	3/1/45	6,250	6,694
WW Grainger Inc.	4.600%	6/15/45	11,325	12,505
WW Grainger Inc.	3.750%	5/15/46	2,300	2,209
Xylem Inc.	3.250%	11/1/26	1,800	1,790
Xylem Inc.	4.375%	11/1/46	3,180	3,409

Communication (2.6%)
21st Century Fox America Inc.	6.900%	3/1/19	4,090	4,305
21st Century Fox America Inc.	4.500%	2/15/21	6,125	6,482
21st Century Fox America Inc.	3.000%	9/15/22	27,214	27,518
21st Century Fox America Inc.	4.000%	10/1/23	825	866
21st Century Fox America Inc.	3.700%	9/15/24	5,500	5,730
21st Century Fox America Inc.	3.700%	10/15/25	3,000	3,131
21st Century Fox America Inc.	3.375%	11/15/26	8,000	8,179
21st Century Fox America Inc.	6.550%	3/15/33	2,365	3,093
21st Century Fox America Inc.	6.200%	12/15/34	6,250	8,054
21st Century Fox America Inc.	6.400%	12/15/35	13,150	17,542
21st Century Fox America Inc.	8.150%	10/17/36	3,245	4,953
21st Century Fox America Inc.	6.150%	3/1/37	7,250	9,491
21st Century Fox America Inc.	6.650%	11/15/37	6,250	8,607
21st Century Fox America Inc.	6.900%	8/15/39	4,775	6,746
21st Century Fox America Inc.	6.150%	2/15/41	11,925	16,024
21st Century Fox America Inc.	5.400%	10/1/43	5,883	7,294
21st Century Fox America Inc.	4.750%	9/15/44	11,540	13,216
21st Century Fox America Inc.	4.950%	10/15/45	2,185	2,583
21st Century Fox America Inc.	7.750%	12/1/45	3,150	4,932
Activision Blizzard Inc.	2.300%	9/15/21	5,500	5,434
Activision Blizzard Inc.	2.600%	6/15/22	4,200	4,154
Activision Blizzard Inc.	3.400%	9/15/26	13,960	14,070
Activision Blizzard Inc.	3.400%	6/15/27	4,500	4,509
Activision Blizzard Inc.	4.500%	6/15/47	6,350	6,655
America Movil SAB de CV	5.000%	10/16/19	8,200	8,583
America Movil SAB de CV	5.000%	3/30/20	17,168	18,053
America Movil SAB de CV	3.125%	7/16/22	12,825	12,961
America Movil SAB de CV	6.375%	3/1/35	6,475	8,209
America Movil SAB de CV	6.125%	11/15/37	2,700	3,385
America Movil SAB de CV	6.125%	3/30/40	16,990	21,618

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	America Movil SAB de CV	4.375%	7/16/42	9,000	9,504
	American Tower Corp.	2.800%	6/1/20	5,000	5,028
	American Tower Corp.	5.050%	9/1/20	1,200	1,273
	American Tower Corp.	3.300%	2/15/21	5,950	6,052
	American Tower Corp.	3.450%	9/15/21	7,650	7,801
	American Tower Corp.	5.900%	11/1/21	8,040	8,903
	American Tower Corp.	2.250%	1/15/22	3,000	2,920
	American Tower Corp.	4.700%	3/15/22	5,000	5,361
	American Tower Corp.	3.500%	1/31/23	19,930	20,352
	American Tower Corp.	5.000%	2/15/24	10,100	11,024
	American Tower Corp.	4.000%	6/1/25	5,750	5,926
	American Tower Corp.	4.400%	2/15/26	2,000	2,101
	American Tower Corp.	3.375%	10/15/26	2,515	2,466
	American Tower Corp.	3.125%	1/15/27	3,075	2,946
	American Tower Corp.	3.550%	7/15/27	7,625	7,525
	American Tower Corp.	3.600%	1/15/28	7,550	7,504
	AT&T Corp.	8.250%	11/15/31	5,035	6,983
	AT&T Inc.	5.800%	2/15/19	8,900	9,238
	AT&T Inc.	2.300%	3/11/19	5,300	5,301
	AT&T Inc.	5.875%	10/1/19	7,000	7,417
	AT&T Inc.	5.200%	3/15/20	9,080	9,597
	AT&T Inc.	2.450%	6/30/20	21,400	21,380
	AT&T Inc.	4.600%	2/15/21	11,075	11,661
	AT&T Inc.	5.000%	3/1/21	27,150	29,068
	AT&T Inc.	4.450%	5/15/21	4,750	5,013
	AT&T Inc.	3.000%	2/15/22	4,000	4,012
	AT&T Inc.	3.200%	3/1/22	12,325	12,457
	AT&T Inc.	3.800%	3/15/22	10,550	10,895
	AT&T Inc.	3.000%	6/30/22	24,025	24,060
	AT&T Inc.	2.850%	2/14/23	13,000	13,046
	AT&T Inc.	3.600%	2/17/23	33,525	34,289
	AT&T Inc.	3.800%	3/1/24	4,700	4,808
	AT&T Inc.	4.450%	4/1/24	8,654	9,134
	AT&T Inc.	3.400%	8/14/24	22,600	22,727
	AT&T Inc.	3.950%	1/15/25	9,975	10,181
	AT&T Inc.	3.400%	5/15/25	39,938	39,311
	AT&T Inc.	4.125%	2/17/26	26,121	26,627
	AT&T Inc.	4.250%	3/1/27	26,650	27,167
	AT&T Inc.	3.900%	8/14/27	40,625	40,901
10	AT&T Inc.	4.100%	2/15/28	24,244	24,315
10	AT&T Inc.	4.300%	2/15/30	25,305	25,248
	AT&T Inc.	4.500%	5/15/35	17,825	17,710
	AT&T Inc.	5.250%	3/1/37	23,938	25,326
	AT&T Inc.	4.900%	8/14/37	37,750	38,302
	AT&T Inc.	6.350%	3/15/40	8,650	10,161
	AT&T Inc.	6.000%	8/15/40	675	774
	AT&T Inc.	5.350%	9/1/40	21,653	22,842
	AT&T Inc.	6.375%	3/1/41	7,775	9,191
	AT&T Inc.	5.550%	8/15/41	6,100	6,594
	AT&T Inc.	5.150%	3/15/42	11,225	11,581
	AT&T Inc.	4.300%	12/15/42	15,186	14,248
	AT&T Inc.	4.800%	6/15/44	20,550	20,205
	AT&T Inc.	4.350%	6/15/45	26,558	24,616
	AT&T Inc.	4.750%	5/15/46	25,883	25,198

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
10	AT&T Inc.	5.150%	11/15/46	31,930	32,639
	AT&T Inc.	5.450%	3/1/47	27,275	29,130
	AT&T Inc.	4.500%	3/9/48	32,008	29,981
	AT&T Inc.	4.550%	3/9/49	5,238	4,904
	AT&T Inc.	5.150%	2/14/50	43,175	43,418
	AT&T Inc.	5.700%	3/1/57	7,725	8,445
	AT&T Inc.	5.300%	8/14/58	24,400	24,464
	British Telecommunications plc	2.350%	2/14/19	6,825	6,833
	British Telecommunications plc	9.125%	12/15/30	21,250	31,609
	CBS Corp.	2.300%	8/15/19	7,075	7,078
	CBS Corp.	4.300%	2/15/21	4,150	4,335
	CBS Corp.	3.375%	3/1/22	1,000	1,016
	CBS Corp.	2.500%	2/15/23	6,500	6,330
10	CBS Corp.	2.900%	6/1/23	1,825	1,793
	CBS Corp.	3.700%	8/15/24	3,675	3,772
	CBS Corp.	3.500%	1/15/25	4,750	4,763
	CBS Corp.	4.000%	1/15/26	3,000	3,059
	CBS Corp.	2.900%	1/15/27	17,025	15,944
	CBS Corp.	3.375%	2/15/28	5,000	4,805
10	CBS Corp.	3.700%	6/1/28	4,675	4,605
	CBS Corp.	7.875%	7/30/30	25	34
	CBS Corp.	5.900%	10/15/40	2,525	3,004
	CBS Corp.	4.850%	7/1/42	9,943	10,451
	CBS Corp.	4.900%	8/15/44	6,070	6,405
	CBS Corp.	4.600%	1/15/45	2,000	2,024
	CC Holdings GS V LLC / Crown Castle GS
	III Corp.	3.849%	4/15/23	13,900	14,345
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	3.579%	7/23/20	14,300	14,559
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	4.464%	7/23/22	24,930	25,950
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	4.908%	7/23/25	42,375	44,821
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	3.750%	2/15/28	7,700	7,378
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	4.200%	3/15/28	10,075	9,998
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	6.384%	10/23/35	19,190	22,487
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	6.484%	10/23/45	29,455	34,440
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	5.375%	5/1/47	19,475	20,087
	Charter Communications Operating LLC /
	Charter Communications Operating Capital	6.834%	10/23/55	2,925	3,504
	Comcast Cable Communications Holdings
	Inc.	9.455%	11/15/22	2,000	2,613
	Comcast Corp.	5.700%	7/1/19	12,436	13,078
	Comcast Corp.	5.150%	3/1/20	4,555	4,836
	Comcast Corp.	1.625%	1/15/22	1,650	1,593
	Comcast Corp.	3.125%	7/15/22	12,765	13,053
	Comcast Corp.	2.850%	1/15/23	540	545
	Comcast Corp.	2.750%	3/1/23	14,625	14,642
	Comcast Corp.	3.000%	2/1/24	23,000	23,173

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Comcast Corp.	3.600%	3/1/24	4,175	4,342
Comcast Corp.	3.375%	2/15/25	7,100	7,299
Comcast Corp.	3.375%	8/15/25	10,425	10,693
Comcast Corp.	3.150%	3/1/26	21,125	21,300
Comcast Corp.	2.350%	1/15/27	6,490	6,122
Comcast Corp.	3.300%	2/1/27	15,560	15,873
Comcast Corp.	3.150%	2/15/28	14,525	14,581
Comcast Corp.	4.250%	1/15/33	11,950	12,986
Comcast Corp.	7.050%	3/15/33	2,150	2,993
Comcast Corp.	4.200%	8/15/34	9,825	10,477
Comcast Corp.	5.650%	6/15/35	3,900	4,864
Comcast Corp.	4.400%	8/15/35	17,830	19,475
Comcast Corp.	6.500%	11/15/35	13,400	18,096
Comcast Corp.	3.200%	7/15/36	8,125	7,780
Comcast Corp.	6.450%	3/15/37	7,550	10,242
Comcast Corp.	6.950%	8/15/37	11,050	15,730
Comcast Corp.	6.400%	5/15/38	4,564	6,186
Comcast Corp.	6.400%	3/1/40	6,325	8,769
Comcast Corp.	4.650%	7/15/42	14,625	16,488
Comcast Corp.	4.500%	1/15/43	1,950	2,158
Comcast Corp.	4.750%	3/1/44	2,580	2,945
Comcast Corp.	4.600%	8/15/45	13,125	14,734
Comcast Corp.	3.400%	7/15/46	11,175	10,487
Comcast Corp.	4.000%	8/15/47	6,100	6,364
Comcast Corp.	3.969%	11/1/47	15,538	16,049
Comcast Corp.	3.999%	11/1/49	15,256	15,603
Comcast Corp.	4.049%	11/1/52	3,730	3,811
Crown Castle International Corp.	3.400%	2/15/21	12,675	12,933
Crown Castle International Corp.	2.250%	9/1/21	5,358	5,266
Crown Castle International Corp.	4.875%	4/15/22	1,500	1,611
Crown Castle International Corp.	5.250%	1/15/23	12,940	14,167
Crown Castle International Corp.	3.200%	9/1/24	7,275	7,178
Crown Castle International Corp.	4.450%	2/15/26	11,225	11,783
Crown Castle International Corp.	3.700%	6/15/26	12,405	12,383
Crown Castle International Corp.	4.000%	3/1/27	4,000	4,085
Crown Castle International Corp.	3.650%	9/1/27	8,750	8,690
Crown Castle International Corp.	4.750%	5/15/47	3,025	3,181
Deutsche Telekom International Finance BV	6.000%	7/8/19	5,650	5,962
Deutsche Telekom International Finance BV	8.750%	6/15/30	32,717	48,897
Discovery Communications LLC	5.625%	8/15/19	2,167	2,273
Discovery Communications LLC	2.200%	9/20/19	3,800	3,783
Discovery Communications LLC	4.375%	6/15/21	1,420	1,483
Discovery Communications LLC	3.300%	5/15/22	3,725	3,757
Discovery Communications LLC	2.950%	3/20/23	9,000	8,890
Discovery Communications LLC	3.250%	4/1/23	1,325	1,316
Discovery Communications LLC	3.800%	3/13/24	3,500	3,549
Discovery Communications LLC	3.450%	3/15/25	2,250	2,208
Discovery Communications LLC	4.900%	3/11/26	12,000	12,786
Discovery Communications LLC	3.950%	3/20/28	13,775	13,644
Discovery Communications LLC	5.000%	9/20/37	10,487	10,828
Discovery Communications LLC	6.350%	6/1/40	3,860	4,532
Discovery Communications LLC	4.950%	5/15/42	4,600	4,578
Discovery Communications LLC	4.875%	4/1/43	8,425	8,402
Discovery Communications LLC	5.200%	9/20/47	9,921	10,394

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Electronic Arts Inc.	3.700%	3/1/21	10,050	10,342
Electronic Arts Inc.	4.800%	3/1/26	4,100	4,495
Grupo Televisa SAB	6.625%	3/18/25	1,475	1,745
Grupo Televisa SAB	4.625%	1/30/26	7,270	7,702
Grupo Televisa SAB	8.500%	3/11/32	275	365
Grupo Televisa SAB	6.625%	1/15/40	4,795	5,892
Grupo Televisa SAB	5.000%	5/13/45	8,325	8,432
Grupo Televisa SAB	6.125%	1/31/46	7,350	8,671
Interpublic Group of Cos. Inc.	3.750%	2/15/23	9,696	9,957
Interpublic Group of Cos. Inc.	4.200%	4/15/24	9,245	9,700
Koninklijke KPN NV	8.375%	10/1/30	5,200	7,093
Moody’s Corp.	5.500%	9/1/20	3,638	3,917
Moody’s Corp.	2.750%	12/15/21	2,684	2,686
Moody’s Corp.	4.500%	9/1/22	19,758	21,140
Moody’s Corp.	4.875%	2/15/24	3,750	4,122
Moody’s Corp.	5.250%	7/15/44	6,815	8,195
NBCUniversal Media LLC	5.150%	4/30/20	14,618	15,539
NBCUniversal Media LLC	4.375%	4/1/21	15,045	15,921
NBCUniversal Media LLC	2.875%	1/15/23	24,099	24,313
NBCUniversal Media LLC	6.400%	4/30/40	5,975	8,108
NBCUniversal Media LLC	5.950%	4/1/41	3,370	4,399
NBCUniversal Media LLC	4.450%	1/15/43	13,675	14,909
Omnicom Group Inc.	4.450%	8/15/20	3,850	4,034
Omnicom Group Inc.	3.625%	5/1/22	11,726	12,105
Omnicom Group Inc.	3.650%	11/1/24	6,125	6,249
Omnicom Group Inc.	3.600%	4/15/26	13,550	13,700
Orange SA	2.750%	2/6/19	5,650	5,686
Orange SA	5.375%	7/8/19	6,975	7,281
Orange SA	1.625%	11/3/19	9,300	9,185
Orange SA	4.125%	9/14/21	10,660	11,278
Orange SA	9.000%	3/1/31	14,790	22,231
Orange SA	5.375%	1/13/42	12,570	14,911
Orange SA	5.500%	2/6/44	4,495	5,503
RELX Capital Inc.	3.125%	10/15/22	6,809	6,821
Rogers Communications Inc.	3.000%	3/15/23	1,275	1,276
Rogers Communications Inc.	4.100%	10/1/23	6,350	6,673
Rogers Communications Inc.	3.625%	12/15/25	5,235	5,344
Rogers Communications Inc.	2.900%	11/15/26	3,700	3,577
Rogers Communications Inc.	7.500%	8/15/38	300	423
Rogers Communications Inc.	4.500%	3/15/43	3,760	4,023
Rogers Communications Inc.	5.000%	3/15/44	7,302	8,385
S&P Global Inc.	3.300%	8/14/20	4,700	4,787
S&P Global Inc.	4.000%	6/15/25	5,200	5,469
S&P Global Inc.	4.400%	2/15/26	9,325	10,054
S&P Global Inc.	2.950%	1/22/27	8,125	7,907
S&P Global Inc.	6.550%	11/15/37	1,700	2,250
Scripps Networks Interactive Inc.	2.750%	11/15/19	4,525	4,533
Scripps Networks Interactive Inc.	2.800%	6/15/20	4,000	3,993
Scripps Networks Interactive Inc.	3.500%	6/15/22	2,900	2,935
Scripps Networks Interactive Inc.	3.900%	11/15/24	4,175	4,265
Scripps Networks Interactive Inc.	3.950%	6/15/25	6,115	6,196
TCI Communications Inc.	7.875%	2/15/26	1,675	2,219
TCI Communications Inc.	7.125%	2/15/28	725	951
Telefonica Emisiones SAU	5.877%	7/15/19	13,400	14,085

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Telefonica Emisiones SAU	5.462%	2/16/21	5,279	5,710
Telefonica Emisiones SAU	4.570%	4/27/23	10,975	11,807
Telefonica Emisiones SAU	4.103%	3/8/27	13,150	13,554
Telefonica Emisiones SAU	7.045%	6/20/36	14,760	19,742
Telefonica Emisiones SAU	5.213%	3/8/47	18,830	21,318
Telefonica Europe BV	8.250%	9/15/30	7,100	9,982
TELUS Corp.	2.800%	2/16/27	8,525	8,098
Thomson Reuters Corp.	4.700%	10/15/19	1,525	1,585
Thomson Reuters Corp.	3.950%	9/30/21	5,125	5,293
Thomson Reuters Corp.	4.300%	11/23/23	4,575	4,834
Thomson Reuters Corp.	3.850%	9/29/24	13,700	14,114
Thomson Reuters Corp.	3.350%	5/15/26	150	149
Thomson Reuters Corp.	5.500%	8/15/35	3,075	3,509
Thomson Reuters Corp.	5.850%	4/15/40	10,445	12,659
Thomson Reuters Corp.	4.500%	5/23/43	100	103
Thomson Reuters Corp.	5.650%	11/23/43	8,125	9,779
Time Warner Cable LLC	8.750%	2/14/19	9,600	10,250
Time Warner Cable LLC	8.250%	4/1/19	15,150	16,192
Time Warner Cable LLC	5.000%	2/1/20	5,295	5,522
Time Warner Cable LLC	4.125%	2/15/21	5,506	5,674
Time Warner Cable LLC	4.000%	9/1/21	7,300	7,498
Time Warner Cable LLC	6.550%	5/1/37	10,945	12,786
Time Warner Cable LLC	7.300%	7/1/38	14,408	17,977
Time Warner Cable LLC	6.750%	6/15/39	12,237	14,612
Time Warner Cable LLC	5.875%	11/15/40	9,575	10,445
Time Warner Cable LLC	5.500%	9/1/41	15,425	16,100
Time Warner Cable LLC	4.500%	9/15/42	2,725	2,570
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,650	5,026
Time Warner Inc.	2.100%	6/1/19	3,450	3,434
Time Warner Inc.	4.875%	3/15/20	13,260	13,927
Time Warner Inc.	4.700%	1/15/21	7,050	7,453
Time Warner Inc.	4.750%	3/29/21	7,975	8,480
Time Warner Inc.	4.000%	1/15/22	3,426	3,570
Time Warner Inc.	3.400%	6/15/22	6,001	6,119
Time Warner Inc.	4.050%	12/15/23	3,840	3,993
Time Warner Inc.	3.550%	6/1/24	200	203
Time Warner Inc.	3.600%	7/15/25	14,950	14,955
Time Warner Inc.	3.875%	1/15/26	7,650	7,761
Time Warner Inc.	3.800%	2/15/27	18,144	18,110
Time Warner Inc.	5.375%	10/15/41	3,430	3,789
Time Warner Inc.	4.900%	6/15/42	4,049	4,255
Time Warner Inc.	5.350%	12/15/43	12,725	14,094
Time Warner Inc.	4.650%	6/1/44	5,900	5,924
Verizon Communications Inc.	2.625%	2/21/20	6,999	7,053
Verizon Communications Inc.	3.450%	3/15/21	6,775	6,973
Verizon Communications Inc.	4.600%	4/1/21	7,810	8,309
Verizon Communications Inc.	1.750%	8/15/21	6,725	6,544
Verizon Communications Inc.	3.000%	11/1/21	16,358	16,550
Verizon Communications Inc.	3.500%	11/1/21	11,410	11,742
Verizon Communications Inc.	2.946%	3/15/22	24,881	25,029
Verizon Communications Inc.	3.125%	3/16/22	15,040	15,235
Verizon Communications Inc.	2.450%	11/1/22	11,875	11,675
Verizon Communications Inc.	5.150%	9/15/23	47,600	52,937
Verizon Communications Inc.	4.150%	3/15/24	20,450	21,529

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	3.500%	11/1/24	21,300	21,683
10	Verizon Communications Inc.	3.376%	2/15/25	34,876	34,963
	Verizon Communications Inc.	2.625%	8/15/26	19,985	18,815
	Verizon Communications Inc.	4.125%	3/16/27	28,250	29,482
	Verizon Communications Inc.	4.500%	8/10/33	24,300	25,372
	Verizon Communications Inc.	4.400%	11/1/34	28,983	29,522
	Verizon Communications Inc.	4.272%	1/15/36	23,564	23,441
	Verizon Communications Inc.	5.250%	3/16/37	32,350	35,561
	Verizon Communications Inc.	4.812%	3/15/39	16,670	17,436
	Verizon Communications Inc.	4.750%	11/1/41	10,725	10,950
	Verizon Communications Inc.	3.850%	11/1/42	10,075	9,124
	Verizon Communications Inc.	4.125%	8/15/46	17,400	16,082
	Verizon Communications Inc.	4.862%	8/21/46	36,955	38,523
	Verizon Communications Inc.	5.500%	3/16/47	11,850	13,504
	Verizon Communications Inc.	4.522%	9/15/48	38,546	37,966
	Verizon Communications Inc.	5.012%	4/15/49	32,532	34,109
	Verizon Communications Inc.	5.012%	8/21/54	42,827	43,831
	Verizon Communications Inc.	4.672%	3/15/55	40,445	39,010
	Viacom Inc.	5.625%	9/15/19	4,520	4,731
	Viacom Inc.	3.875%	12/15/21	4,040	4,114
	Viacom Inc.	4.250%	9/1/23	21,275	21,601
	Viacom Inc.	3.875%	4/1/24	4,989	4,973
	Viacom Inc.	3.450%	10/4/26	5,535	5,255
	Viacom Inc.	6.875%	4/30/36	4,335	4,961
	Viacom Inc.	4.375%	3/15/43	13,675	11,784
	Viacom Inc.	5.850%	9/1/43	7,785	8,055
	Vodafone Group plc	5.450%	6/10/19	10,300	10,752
	Vodafone Group plc	4.375%	3/16/21	3,568	3,770
	Vodafone Group plc	2.500%	9/26/22	6,250	6,199
	Vodafone Group plc	2.950%	2/19/23	10,025	10,080
	Vodafone Group plc	7.875%	2/15/30	2,388	3,222
	Vodafone Group plc	6.250%	11/30/32	4,075	4,981
	Vodafone Group plc	6.150%	2/27/37	6,920	8,648
	Vodafone Group plc	4.375%	2/19/43	20,480	20,988
	Walt Disney Co.	1.650%	1/8/19	2,750	2,744
	Walt Disney Co.	1.850%	5/30/19	6,300	6,279
	Walt Disney Co.	0.875%	7/12/19	4,600	4,516
	Walt Disney Co.	1.950%	3/4/20	4,000	3,987
	Walt Disney Co.	1.800%	6/5/20	5,825	5,769
	Walt Disney Co.	2.150%	9/17/20	4,450	4,447
	Walt Disney Co.	2.300%	2/12/21	1,800	1,799
	Walt Disney Co.	2.750%	8/16/21	1,000	1,012
	Walt Disney Co.	2.550%	2/15/22	3,000	3,006
	Walt Disney Co.	2.450%	3/4/22	3,000	2,996
	Walt Disney Co.	2.350%	12/1/22	4,300	4,262
	Walt Disney Co.	3.150%	9/17/25	3,800	3,859
	Walt Disney Co.	3.000%	2/13/26	6,250	6,252
	Walt Disney Co.	1.850%	7/30/26	17,600	16,099
	Walt Disney Co.	2.950%	6/15/27	5,000	4,961
	Walt Disney Co.	7.000%	3/1/32	1,875	2,614
	Walt Disney Co.	4.375%	8/16/41	600	659
	Walt Disney Co.	4.125%	12/1/41	13,376	14,398
	Walt Disney Co.	3.700%	12/1/42	9,050	9,089
	Walt Disney Co.	4.125%	6/1/44	4,565	4,912

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	WPP Finance 2010	4.750%	11/21/21	17,962	19,191
	WPP Finance 2010	3.625%	9/7/22	2,500	2,572
	WPP Finance 2010	3.750%	9/19/24	3,325	3,389
	WPP Finance 2010	5.125%	9/7/42	700	742
	WPP Finance 2010	5.625%	11/15/43	4,750	5,518

	Consumer Cyclical (2.0%)
	Advance Auto Parts Inc.	5.750%	5/1/20	1,475	1,571
	Advance Auto Parts Inc.	4.500%	1/15/22	325	342
	Advance Auto Parts Inc.	4.500%	12/1/23	1,850	1,942
	Alibaba Group Holding Ltd.	2.500%	11/28/19	12,300	12,315
	Alibaba Group Holding Ltd.	3.125%	11/28/21	9,585	9,733
	Alibaba Group Holding Ltd.	2.800%	6/6/23	150	149
	Alibaba Group Holding Ltd.	3.600%	11/28/24	16,940	17,575
	Alibaba Group Holding Ltd.	3.400%	12/6/27	23,125	23,116
	Alibaba Group Holding Ltd.	4.500%	11/28/34	3,870	4,249
	Alibaba Group Holding Ltd.	4.000%	12/6/37	2,000	2,066
	Alibaba Group Holding Ltd.	4.200%	12/6/47	13,375	13,926
	Alibaba Group Holding Ltd.	4.400%	12/6/57	5,200	5,438
	Amazon.com Inc.	2.600%	12/5/19	6,650	6,718
10	Amazon.com Inc.	1.900%	8/21/20	11,500	11,418
	Amazon.com Inc.	3.300%	12/5/21	20,410	21,059
	Amazon.com Inc.	2.500%	11/29/22	4,300	4,297
10	Amazon.com Inc.	2.400%	2/22/23	12,050	11,920
10	Amazon.com Inc.	2.800%	8/22/24	11,000	10,964
	Amazon.com Inc.	3.800%	12/5/24	575	607
	Amazon.com Inc.	5.200%	12/3/25	7,425	8,520
10	Amazon.com Inc.	3.150%	8/22/27	26,975	27,009
	Amazon.com Inc.	4.800%	12/5/34	10,275	11,993
10	Amazon.com Inc.	3.875%	8/22/37	15,000	15,917
	Amazon.com Inc.	4.950%	12/5/44	11,255	13,632
10	Amazon.com Inc.	4.050%	8/22/47	27,000	29,079
10	Amazon.com Inc.	4.250%	8/22/57	21,025	22,891
	American Honda Finance Corp.	1.200%	7/12/19	5,000	4,928
	American Honda Finance Corp.	2.250%	8/15/19	3,000	3,004
	American Honda Finance Corp.	2.000%	11/13/19	8,000	7,973
	American Honda Finance Corp.	2.000%	2/14/20	700	696
	American Honda Finance Corp.	1.950%	7/20/20	4,375	4,336
	American Honda Finance Corp.	2.450%	9/24/20	14,250	14,284
	American Honda Finance Corp.	1.650%	7/12/21	4,450	4,338
	American Honda Finance Corp.	1.700%	9/9/21	8,600	8,356
	American Honda Finance Corp.	2.600%	11/16/22	4,800	4,804
	American Honda Finance Corp.	2.900%	2/16/24	6,000	6,009
	American Honda Finance Corp.	2.300%	9/9/26	3,575	3,371
	Aptiv plc	3.150%	11/19/20	3,960	4,017
	Aptiv plc	4.250%	1/15/26	2,550	2,704
	Aptiv plc	4.400%	10/1/46	4,000	4,050
	Automatic Data Processing Inc.	2.250%	9/15/20	10,445	10,462
	Automatic Data Processing Inc.	3.375%	9/15/25	1,500	1,546
	AutoNation Inc.	5.500%	2/1/20	1,655	1,747
	AutoNation Inc.	3.350%	1/15/21	5,040	5,106
	AutoNation Inc.	3.500%	11/15/24	2,300	2,274
	AutoNation Inc.	4.500%	10/1/25	5,600	5,870
	AutoNation Inc.	3.800%	11/15/27	2,400	2,372

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
AutoZone Inc.	2.500%	4/15/21	1,125	1,116
AutoZone Inc.	3.700%	4/15/22	8,000	8,228
AutoZone Inc.	2.875%	1/15/23	280	279
AutoZone Inc.	3.250%	4/15/25	7,040	7,015
AutoZone Inc.	3.125%	4/21/26	2,200	2,140
AutoZone Inc.	3.750%	6/1/27	7,000	7,103
Bed Bath & Beyond Inc.	3.749%	8/1/24	950	944
Bed Bath & Beyond Inc.	4.915%	8/1/34	1,375	1,242
Bed Bath & Beyond Inc.	5.165%	8/1/44	5,154	4,552
Best Buy Co. Inc.	5.500%	3/15/21	700	752
Block Financial LLC	4.125%	10/1/20	2,875	2,952
Block Financial LLC	5.500%	11/1/22	5,050	5,419
Block Financial LLC	5.250%	10/1/25	12,925	13,757
BorgWarner Inc.	4.625%	9/15/20	400	421
BorgWarner Inc.	3.375%	3/15/25	1,050	1,056
BorgWarner Inc.	4.375%	3/15/45	3,765	3,869
Carnival Corp.	3.950%	10/15/20	2,600	2,706
Costco Wholesale Corp.	1.700%	12/15/19	5,450	5,411
Costco Wholesale Corp.	1.750%	2/15/20	2,000	1,978
Costco Wholesale Corp.	2.150%	5/18/21	8,000	7,952
Costco Wholesale Corp.	2.250%	2/15/22	4,900	4,829
Costco Wholesale Corp.	2.300%	5/18/22	7,300	7,229
Costco Wholesale Corp.	2.750%	5/18/24	10,000	9,980
Costco Wholesale Corp.	3.000%	5/18/27	13,500	13,506
Cummins Inc.	3.650%	10/1/23	2,890	3,042
Cummins Inc.	7.125%	3/1/28	100	131
Cummins Inc.	4.875%	10/1/43	4,250	5,025
CVS Health Corp.	2.250%	8/12/19	3,940	3,922
CVS Health Corp.	2.800%	7/20/20	14,575	14,636
CVS Health Corp.	2.125%	6/1/21	10,345	10,107
CVS Health Corp.	3.500%	7/20/22	12,550	12,737
CVS Health Corp.	2.750%	12/1/22	8,490	8,350
CVS Health Corp.	4.750%	12/1/22	9,000	9,619
CVS Health Corp.	4.000%	12/5/23	6,780	7,054
CVS Health Corp.	3.375%	8/12/24	6,090	6,101
CVS Health Corp.	3.875%	7/20/25	20,873	21,494
CVS Health Corp.	2.875%	6/1/26	12,725	12,208
CVS Health Corp.	5.300%	12/5/43	7,350	8,538
CVS Health Corp.	5.125%	7/20/45	27,610	31,699
Daimler Finance North America LLC	8.500%	1/18/31	7,970	11,980
Darden Restaurants Inc.	3.850%	5/1/27	4,300	4,373
Darden Restaurants Inc.	6.800%	10/15/37	1,400	1,869
Delphi Corp.	4.150%	3/15/24	5,855	6,194
Dollar General Corp.	3.250%	4/15/23	7,493	7,589
Dollar General Corp.	4.150%	11/1/25	3,100	3,293
Dollar General Corp.	3.875%	4/15/27	1,025	1,070
DR Horton Inc.	3.750%	3/1/19	5,000	5,070
DR Horton Inc.	2.550%	12/1/20	1,000	998
DR Horton Inc.	4.375%	9/15/22	3,550	3,738
DR Horton Inc.	4.750%	2/15/23	2,200	2,350
DR Horton Inc.	5.750%	8/15/23	4,500	5,047
eBay Inc.	2.200%	8/1/19	6,925	6,918
eBay Inc.	2.150%	6/5/20	4,175	4,140
eBay Inc.	3.250%	10/15/20	5,425	5,531

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	eBay Inc.	2.875%	8/1/21	5,675	5,712
	eBay Inc.	3.800%	3/9/22	6,800	7,049
	eBay Inc.	2.600%	7/15/22	4,905	4,858
	eBay Inc.	2.750%	1/30/23	6,500	6,432
	eBay Inc.	3.450%	8/1/24	3,725	3,772
	eBay Inc.	3.600%	6/5/27	7,350	7,283
	eBay Inc.	4.000%	7/15/42	4,150	3,812
	Expedia Inc.	5.950%	8/15/20	8,325	8,956
	Expedia Inc.	4.500%	8/15/24	2,750	2,872
	Expedia Inc.	5.000%	2/15/26	5,315	5,682
10	Expedia Inc.	3.800%	2/15/28	5,300	5,120
	Ford Holdings LLC	9.300%	3/1/30	1,175	1,660
	Ford Motor Co.	4.346%	12/8/26	14,900	15,529
	Ford Motor Co.	6.625%	10/1/28	3,425	4,169
	Ford Motor Co.	6.375%	2/1/29	3,425	4,005
	Ford Motor Co.	7.450%	7/16/31	11,625	15,081
	Ford Motor Co.	4.750%	1/15/43	13,175	13,319
	Ford Motor Co.	7.400%	11/1/46	3,250	4,412
	Ford Motor Co.	5.291%	12/8/46	14,500	15,714
	Ford Motor Credit Co. LLC	2.943%	1/8/19	6,800	6,841
	Ford Motor Credit Co. LLC	2.375%	3/12/19	18,700	18,700
	Ford Motor Credit Co. LLC	2.262%	3/28/19	5,000	4,986
	Ford Motor Credit Co. LLC	2.021%	5/3/19	7,150	7,112
	Ford Motor Credit Co. LLC	1.897%	8/12/19	5,600	5,547
	Ford Motor Credit Co. LLC	2.597%	11/4/19	9,750	9,747
	Ford Motor Credit Co. LLC	2.681%	1/9/20	11,600	11,616
	Ford Motor Credit Co. LLC	8.125%	1/15/20	12,565	13,881
	Ford Motor Credit Co. LLC	2.459%	3/27/20	1,000	997
	Ford Motor Credit Co. LLC	3.157%	8/4/20	8,963	9,067
	Ford Motor Credit Co. LLC	2.343%	11/2/20	23,600	23,360
	Ford Motor Credit Co. LLC	3.200%	1/15/21	8,425	8,544
	Ford Motor Credit Co. LLC	5.750%	2/1/21	2,681	2,905
	Ford Motor Credit Co. LLC	3.336%	3/18/21	15,000	15,230
	Ford Motor Credit Co. LLC	5.875%	8/2/21	14,044	15,384
	Ford Motor Credit Co. LLC	3.219%	1/9/22	5,300	5,323
	Ford Motor Credit Co. LLC	3.339%	3/28/22	2,300	2,327
	Ford Motor Credit Co. LLC	2.979%	8/3/22	10,000	9,964
	Ford Motor Credit Co. LLC	4.250%	9/20/22	6,500	6,804
	Ford Motor Credit Co. LLC	4.375%	8/6/23	7,625	8,008
	Ford Motor Credit Co. LLC	3.810%	1/9/24	7,800	7,967
	Ford Motor Credit Co. LLC	3.664%	9/8/24	5,125	5,176
	Ford Motor Credit Co. LLC	4.134%	8/4/25	20,000	20,710
	Ford Motor Credit Co. LLC	4.389%	1/8/26	4,000	4,186
	Ford Motor Credit Co. LLC	3.815%	11/2/27	13,800	13,744
	General Motors Co.	4.875%	10/2/23	14,740	15,904
	General Motors Co.	4.000%	4/1/25	2,750	2,819
	General Motors Co.	4.200%	10/1/27	1,400	1,441
	General Motors Co.	5.000%	4/1/35	7,930	8,416
	General Motors Co.	6.600%	4/1/36	3,901	4,750
	General Motors Co.	5.150%	4/1/38	8,100	8,631
	General Motors Co.	6.250%	10/2/43	10,325	12,173
	General Motors Co.	5.200%	4/1/45	11,438	11,994
	General Motors Co.	6.750%	4/1/46	10,340	12,996
	General Motors Co.	5.400%	4/1/48	6,500	7,090

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
General Motors Financial Co. Inc.	3.100%	1/15/19	20,425	20,555
General Motors Financial Co. Inc.	2.400%	5/9/19	10,350	10,349
General Motors Financial Co. Inc.	3.500%	7/10/19	14,310	14,521
General Motors Financial Co. Inc.	2.350%	10/4/19	9,000	8,970
General Motors Financial Co. Inc.	3.150%	1/15/20	10,200	10,300
General Motors Financial Co. Inc.	2.650%	4/13/20	13,000	12,994
General Motors Financial Co. Inc.	3.200%	7/13/20	24,425	24,698
General Motors Financial Co. Inc.	2.450%	11/6/20	10,850	10,759
General Motors Financial Co. Inc.	3.700%	11/24/20	9,050	9,270
General Motors Financial Co. Inc.	4.200%	3/1/21	8,000	8,309
General Motors Financial Co. Inc.	3.200%	7/6/21	14,242	14,378
General Motors Financial Co. Inc.	4.375%	9/25/21	3,265	3,419
General Motors Financial Co. Inc.	3.450%	1/14/22	6,325	6,398
General Motors Financial Co. Inc.	3.450%	4/10/22	13,989	14,171
General Motors Financial Co. Inc.	3.150%	6/30/22	2,500	2,497
General Motors Financial Co. Inc.	3.700%	5/9/23	11,950	12,193
General Motors Financial Co. Inc.	4.250%	5/15/23	4,550	4,744
General Motors Financial Co. Inc.	3.950%	4/13/24	11,500	11,825
General Motors Financial Co. Inc.	3.500%	11/7/24	10,000	9,937
General Motors Financial Co. Inc.	4.000%	1/15/25	7,845	8,056
General Motors Financial Co. Inc.	5.250%	3/1/26	4,700	5,155
General Motors Financial Co. Inc.	4.000%	10/6/26	8,500	8,616
General Motors Financial Co. Inc.	4.350%	1/17/27	10,100	10,502
Harley-Davidson Inc.	3.500%	7/28/25	4,850	4,949
Harley-Davidson Inc.	4.625%	7/28/45	3,235	3,505
Harman International Industries Inc.	4.150%	5/15/25	3,150	3,277
Home Depot Inc.	2.000%	6/15/19	8,900	8,903
Home Depot Inc.	1.800%	6/5/20	16,445	16,310
Home Depot Inc.	2.000%	4/1/21	4,675	4,623
Home Depot Inc.	4.400%	4/1/21	9,930	10,522
Home Depot Inc.	2.625%	6/1/22	20,544	20,646
Home Depot Inc.	2.700%	4/1/23	3,250	3,275
Home Depot Inc.	3.750%	2/15/24	9,459	9,969
Home Depot Inc.	3.350%	9/15/25	6,000	6,183
Home Depot Inc.	3.000%	4/1/26	12,100	12,104
Home Depot Inc.	2.125%	9/15/26	4,875	4,556
Home Depot Inc.	2.800%	9/14/27	4,200	4,125
Home Depot Inc.	5.875%	12/16/36	21,696	29,435
Home Depot Inc.	5.400%	9/15/40	4,290	5,492
Home Depot Inc.	5.950%	4/1/41	4,505	6,031
Home Depot Inc.	4.200%	4/1/43	11,975	13,132
Home Depot Inc.	4.875%	2/15/44	11,150	13,324
Home Depot Inc.	4.400%	3/15/45	3,250	3,678
Home Depot Inc.	4.250%	4/1/46	9,595	10,707
Home Depot Inc.	3.900%	6/15/47	10,200	10,727
Home Depot Inc.	3.500%	9/15/56	7,175	6,876
Hyatt Hotels Corp.	3.375%	7/15/23	3,050	3,112
Hyatt Hotels Corp.	4.850%	3/15/26	2,100	2,286
JD.com Inc.	3.125%	4/29/21	871	867
JD.com Inc.	3.875%	4/29/26	4,077	4,091
Kohl’s Corp.	4.000%	11/1/21	9,245	9,508
Kohl’s Corp.	3.250%	2/1/23	1,750	1,735
Kohl’s Corp.	4.750%	12/15/23	825	870
Kohl’s Corp.	4.250%	7/17/25	6,502	6,618

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kohl’s Corp.	5.550%	7/17/45	1,575	1,539
Lear Corp.	5.250%	1/15/25	5,550	5,897
Lear Corp.	3.800%	9/15/27	3,000	2,989
Lowe’s Cos. Inc.	1.150%	4/15/19	4,650	4,599
Lowe’s Cos. Inc.	4.625%	4/15/20	1,355	1,410
Lowe’s Cos. Inc.	3.750%	4/15/21	3,745	3,884
Lowe’s Cos. Inc.	3.800%	11/15/21	2,675	2,798
Lowe’s Cos. Inc.	3.120%	4/15/22	1,625	1,655
Lowe’s Cos. Inc.	3.875%	9/15/23	10,899	11,486
Lowe’s Cos. Inc.	3.125%	9/15/24	12,900	13,080
Lowe’s Cos. Inc.	3.375%	9/15/25	13,735	14,120
Lowe’s Cos. Inc.	2.500%	4/15/26	7,925	7,583
Lowe’s Cos. Inc.	3.100%	5/3/27	15,000	15,055
Lowe’s Cos. Inc.	6.500%	3/15/29	267	343
Lowe’s Cos. Inc.	4.650%	4/15/42	6,525	7,452
Lowe’s Cos. Inc.	4.250%	9/15/44	1,950	2,126
Lowe’s Cos. Inc.	4.375%	9/15/45	9,650	10,589
Lowe’s Cos. Inc.	3.700%	4/15/46	16,200	16,247
Lowe’s Cos. Inc.	4.050%	5/3/47	14,480	15,427
Macy’s Retail Holdings Inc.	3.450%	1/15/21	2,715	2,728
Macy’s Retail Holdings Inc.	3.875%	1/15/22	2,050	2,064
Macy’s Retail Holdings Inc.	2.875%	2/15/23	14,308	13,377
Macy’s Retail Holdings Inc.	4.375%	9/1/23	7,375	7,437
Macy’s Retail Holdings Inc.	3.625%	6/1/24	3,045	2,932
Macy’s Retail Holdings Inc.	7.000%	2/15/28	2,350	2,533
Macy’s Retail Holdings Inc.	6.900%	4/1/29	2,500	2,641
Macy’s Retail Holdings Inc.	4.500%	12/15/34	3,000	2,561
Macy’s Retail Holdings Inc.	6.375%	3/15/37	2,550	2,598
Magna International Inc.	3.625%	6/15/24	7,570	7,812
Magna International Inc.	4.150%	10/1/25	2,775	2,954
Marriott International Inc.	3.000%	3/1/19	1,750	1,760
Marriott International Inc.	3.375%	10/15/20	2,075	2,116
Marriott International Inc.	2.875%	3/1/21	2,500	2,517
Marriott International Inc.	3.125%	10/15/21	4,700	4,754
Marriott International Inc.	2.300%	1/15/22	2,000	1,965
Marriott International Inc.	3.250%	9/15/22	3,525	3,576
Marriott International Inc.	3.750%	3/15/25	4,650	4,776
Marriott International Inc.	3.750%	10/1/25	2,340	2,406
Marriott International Inc.	3.125%	6/15/26	4,090	4,021
Mastercard Inc.	2.000%	4/1/19	3,425	3,421
Mastercard Inc.	2.000%	11/21/21	5,150	5,069
Mastercard Inc.	3.375%	4/1/24	5,050	5,240
Mastercard Inc.	2.950%	11/21/26	6,750	6,747
Mastercard Inc.	3.800%	11/21/46	3,750	3,979
McDonald’s Corp.	5.000%	2/1/19	4,525	4,656
McDonald’s Corp.	1.875%	5/29/19	6,450	6,428
McDonald’s Corp.	2.750%	12/9/20	7,889	7,969
McDonald’s Corp.	3.625%	5/20/21	1,750	1,812
McDonald’s Corp.	2.625%	1/15/22	16,240	16,246
McDonald’s Corp.	3.375%	5/26/25	5,105	5,223
McDonald’s Corp.	3.700%	1/30/26	12,140	12,653
McDonald’s Corp.	3.500%	3/1/27	10,875	11,207
McDonald’s Corp.	4.700%	12/9/35	5,375	6,102
McDonald’s Corp.	6.300%	10/15/37	425	564

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
McDonald’s Corp.	6.300%	3/1/38	1,525	2,027
McDonald’s Corp.	5.700%	2/1/39	4,075	5,073
McDonald’s Corp.	3.700%	2/15/42	14,175	13,834
McDonald’s Corp.	3.625%	5/1/43	1,725	1,632
McDonald’s Corp.	4.600%	5/26/45	6,660	7,352
McDonald’s Corp.	4.875%	12/9/45	15,050	17,438
McDonald’s Corp.	4.450%	3/1/47	5,050	5,490
NIKE Inc.	2.250%	5/1/23	475	472
NIKE Inc.	2.375%	11/1/26	6,000	5,704
NIKE Inc.	3.625%	5/1/43	6,025	6,037
NIKE Inc.	3.875%	11/1/45	3,175	3,314
NIKE Inc.	3.375%	11/1/46	2,050	1,970
Nordstrom Inc.	4.750%	5/1/20	3,650	3,803
Nordstrom Inc.	4.000%	10/15/21	5,315	5,466
Nordstrom Inc.	4.000%	3/15/27	6,000	5,938
Nordstrom Inc.	6.950%	3/15/28	1,500	1,692
Nordstrom Inc.	5.000%	1/15/44	6,810	6,520
NVR Inc.	3.950%	9/15/22	16,638	17,411
O’Reilly Automotive Inc.	4.875%	1/14/21	600	635
O’Reilly Automotive Inc.	3.800%	9/1/22	4,904	5,122
O’Reilly Automotive Inc.	3.850%	6/15/23	7,075	7,402
O’Reilly Automotive Inc.	3.550%	3/15/26	1,350	1,359
O’Reilly Automotive Inc.	3.600%	9/1/27	5,475	5,482
PACCAR Financial Corp.	1.300%	5/10/19	8,600	8,507
PACCAR Financial Corp.	2.200%	9/15/19	1,600	1,602
PACCAR Financial Corp.	2.500%	8/14/20	2,000	2,011
PACCAR Financial Corp.	2.050%	11/13/20	3,575	3,539
PACCAR Financial Corp.	2.250%	2/25/21	1,500	1,491
PACCAR Financial Corp.	2.300%	8/10/22	2,200	2,166
Priceline Group Inc.	2.750%	3/15/23	2,000	1,971
Priceline Group Inc.	3.650%	3/15/25	5,700	5,767
Priceline Group Inc.	3.600%	6/1/26	14,100	14,156
Priceline Group Inc.	3.550%	3/15/28	6,100	6,036
QVC Inc.	3.125%	4/1/19	1,490	1,497
QVC Inc.	5.125%	7/2/22	3,510	3,707
QVC Inc.	4.850%	4/1/24	4,300	4,499
QVC Inc.	4.450%	2/15/25	1,100	1,125
QVC Inc.	5.450%	8/15/34	350	351
QVC Inc.	5.950%	3/15/43	4,050	4,037
Ralph Lauren Corp.	2.625%	8/18/20	1,670	1,677
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	1,900	1,900
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	3,750	4,116
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	5,725	5,661
Starbucks Corp.	2.200%	11/22/20	3,825	3,824
Starbucks Corp.	2.100%	2/4/21	4,375	4,343
Starbucks Corp.	2.700%	6/15/22	5,120	5,153
Starbucks Corp.	3.850%	10/1/23	5,200	5,515
Starbucks Corp.	2.450%	6/15/26	2,925	2,803
Starbucks Corp.	4.300%	6/15/45	1,250	1,378
Starbucks Corp.	3.750%	12/1/47	5,500	5,576
Tapestry Inc.	3.000%	7/15/22	2,800	2,774
Tapestry Inc.	4.250%	4/1/25	3,771	3,852
Tapestry Inc.	4.125%	7/15/27	5,500	5,504
Target Corp.	2.300%	6/26/19	8,500	8,524

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Target Corp.	3.875%	7/15/20	5,630	5,866
Target Corp.	2.900%	1/15/22	9,180	9,315
Target Corp.	3.500%	7/1/24	7,450	7,751
Target Corp.	2.500%	4/15/26	3,340	3,205
Target Corp.	6.350%	11/1/32	1,680	2,161
Target Corp.	6.500%	10/15/37	4,058	5,542
Target Corp.	7.000%	1/15/38	3,725	5,411
Target Corp.	4.000%	7/1/42	12,000	12,316
Target Corp.	3.625%	4/15/46	5,725	5,559
Target Corp.	3.900%	11/15/47	12,000	12,161
TJX Cos. Inc.	2.750%	6/15/21	11,350	11,486
TJX Cos. Inc.	2.500%	5/15/23	5,798	5,691
TJX Cos. Inc.	2.250%	9/15/26	13,200	12,384
Toyota Motor Credit Corp.	1.700%	1/9/19	8,600	8,566
Toyota Motor Credit Corp.	2.100%	1/17/19	6,575	6,579
Toyota Motor Credit Corp.	1.700%	2/19/19	4,430	4,414
Toyota Motor Credit Corp.	1.400%	5/20/19	10,000	9,902
Toyota Motor Credit Corp.	2.125%	7/18/19	5,200	5,202
Toyota Motor Credit Corp.	1.550%	10/18/19	3,800	3,764
Toyota Motor Credit Corp.	2.150%	3/12/20	19,800	19,762
Toyota Motor Credit Corp.	1.950%	4/17/20	5,000	4,967
Toyota Motor Credit Corp.	4.500%	6/17/20	5,523	5,813
Toyota Motor Credit Corp.	4.250%	1/11/21	2,200	2,318
Toyota Motor Credit Corp.	1.900%	4/8/21	11,000	10,821
Toyota Motor Credit Corp.	2.750%	5/17/21	4,250	4,296
Toyota Motor Credit Corp.	3.400%	9/15/21	4,070	4,207
Toyota Motor Credit Corp.	2.600%	1/11/22	8,300	8,328
Toyota Motor Credit Corp.	3.300%	1/12/22	9,650	9,936
Toyota Motor Credit Corp.	2.800%	7/13/22	1,000	1,010
Toyota Motor Credit Corp.	2.150%	9/8/22	12,100	11,892
Toyota Motor Credit Corp.	2.625%	1/10/23	6,975	6,973
Toyota Motor Credit Corp.	2.250%	10/18/23	7,050	6,884
Toyota Motor Credit Corp.	2.900%	4/17/24	4,400	4,442
Toyota Motor Credit Corp.	3.200%	1/11/27	8,450	8,566
VF Corp.	3.500%	9/1/21	8,035	8,273
VF Corp.	6.450%	11/1/37	4,475	5,854
Visa Inc.	2.200%	12/14/20	22,050	22,038
Visa Inc.	2.150%	9/15/22	8,000	7,875
Visa Inc.	2.800%	12/14/22	16,550	16,768
Visa Inc.	3.150%	12/14/25	28,490	29,093
Visa Inc.	2.750%	9/15/27	9,650	9,517
Visa Inc.	4.150%	12/14/35	14,470	16,056
Visa Inc.	4.300%	12/14/45	25,250	28,719
Visa Inc.	3.650%	9/15/47	5,000	5,106
Wal-Mart Stores Inc.	1.750%	10/9/19	12,463	12,419
Wal-Mart Stores Inc.	3.250%	10/25/20	10,370	10,685
Wal-Mart Stores Inc.	1.900%	12/15/20	41,240	40,970
Wal-Mart Stores Inc.	4.250%	4/15/21	10,835	11,515
Wal-Mart Stores Inc.	2.350%	12/15/22	12,000	11,936
Wal-Mart Stores Inc.	2.550%	4/11/23	12,650	12,690
Wal-Mart Stores Inc.	3.300%	4/22/24	16,050	16,647
Wal-Mart Stores Inc.	2.650%	12/15/24	14,800	14,786
Wal-Mart Stores Inc.	5.875%	4/5/27	12,550	15,591
Wal-Mart Stores Inc.	7.550%	2/15/30	6,496	9,369

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.250%	9/1/35	13,750	17,351
Wal-Mart Stores Inc.	6.200%	4/15/38	17,150	24,196
Wal-Mart Stores Inc.	5.625%	4/1/40	9,275	12,505
Wal-Mart Stores Inc.	4.875%	7/8/40	8,320	10,279
Wal-Mart Stores Inc.	5.000%	10/25/40	4,825	6,049
Wal-Mart Stores Inc.	5.625%	4/15/41	9,895	13,467
Wal-Mart Stores Inc.	4.000%	4/11/43	8,035	8,828
Wal-Mart Stores Inc.	4.750%	10/2/43	12,220	15,050
Wal-Mart Stores Inc.	4.300%	4/22/44	5,270	6,147
Wal-Mart Stores Inc.	3.625%	12/15/47	7,925	8,313
Walgreen Co.	5.250%	1/15/19	489	503
Walgreen Co.	3.100%	9/15/22	7,100	7,129
Walgreen Co.	4.400%	9/15/42	5,100	5,158
Walgreens Boots Alliance Inc.	2.700%	11/18/19	8,800	8,856
Walgreens Boots Alliance Inc.	3.300%	11/18/21	6,300	6,404
Walgreens Boots Alliance Inc.	3.800%	11/18/24	20,100	20,534
Walgreens Boots Alliance Inc.	3.450%	6/1/26	19,200	18,986
Walgreens Boots Alliance Inc.	4.500%	11/18/34	4,615	4,819
Walgreens Boots Alliance Inc.	4.800%	11/18/44	10,725	11,496
Walgreens Boots Alliance Inc.	4.650%	6/1/46	12,750	13,426
Western Union Co.	3.600%	3/15/22	4,500	4,614
Western Union Co.	6.200%	11/17/36	5,350	5,764
Western Union Co.	6.200%	6/21/40	1,445	1,541
Wyndham Worldwide Corp.	4.250%	3/1/22	9,990	10,163
Wyndham Worldwide Corp.	5.100%	10/1/25	2,500	2,635
Wyndham Worldwide Corp.	4.500%	4/1/27	1,500	1,527

Consumer Noncyclical (4.3%)
Abbott Laboratories	5.125%	4/1/19	14,902	15,426
Abbott Laboratories	2.350%	11/22/19	27,095	27,138
Abbott Laboratories	2.000%	3/15/20	12,375	12,270
Abbott Laboratories	4.125%	5/27/20	2,700	2,800
Abbott Laboratories	2.800%	9/15/20	4,700	4,720
Abbott Laboratories	2.900%	11/30/21	27,000	27,284
Abbott Laboratories	2.550%	3/15/22	5,725	5,667
Abbott Laboratories	3.250%	4/15/23	5,925	5,995
Abbott Laboratories	3.400%	11/30/23	25,100	25,537
Abbott Laboratories	2.950%	3/15/25	1,500	1,477
Abbott Laboratories	3.875%	9/15/25	2,625	2,722
Abbott Laboratories	3.750%	11/30/26	26,950	27,681
Abbott Laboratories	4.750%	11/30/36	15,760	17,712
Abbott Laboratories	6.150%	11/30/37	3,980	5,018
Abbott Laboratories	6.000%	4/1/39	350	439
Abbott Laboratories	5.300%	5/27/40	1,851	2,146
Abbott Laboratories	4.750%	4/15/43	6,125	6,806
Abbott Laboratories	4.900%	11/30/46	34,520	39,402
AbbVie Inc.	2.500%	5/14/20	30,670	30,740
AbbVie Inc.	2.300%	5/14/21	5,550	5,510
AbbVie Inc.	2.900%	11/6/22	19,507	19,564
AbbVie Inc.	3.200%	11/6/22	13,666	13,878
AbbVie Inc.	2.850%	5/14/23	10,000	9,978
AbbVie Inc.	3.600%	5/14/25	29,860	30,688
AbbVie Inc.	3.200%	5/14/26	16,065	16,013
AbbVie Inc.	4.500%	5/14/35	16,795	18,450

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
AbbVie Inc.	4.300%	5/14/36	9,925	10,626
AbbVie Inc.	4.400%	11/6/42	22,988	24,638
AbbVie Inc.	4.700%	5/14/45	22,753	25,371
AbbVie Inc.	4.450%	5/14/46	13,275	14,344
Actavis Inc.	3.250%	10/1/22	20,164	20,194
Actavis Inc.	4.625%	10/1/42	1,800	1,854
Agilent Technologies Inc.	5.000%	7/15/20	4,600	4,878
Agilent Technologies Inc.	3.200%	10/1/22	6,015	6,058
Agilent Technologies Inc.	3.875%	7/15/23	3,800	3,940
Agilent Technologies Inc.	3.050%	9/22/26	6,700	6,463
Ahold Finance USA LLC	6.875%	5/1/29	1,100	1,357
AHS Hospital Corp.	5.024%	7/1/45	3,300	3,977
Allergan Funding SCS	2.450%	6/15/19	10,720	10,722
Allergan Funding SCS	3.000%	3/12/20	31,950	32,191
Allergan Funding SCS	3.450%	3/15/22	16,700	16,951
Allergan Funding SCS	3.850%	6/15/24	11,325	11,588
Allergan Funding SCS	3.800%	3/15/25	37,648	38,177
Allergan Funding SCS	4.550%	3/15/35	19,845	20,907
Allergan Funding SCS	4.850%	6/15/44	17,126	18,356
Allergan Funding SCS	4.750%	3/15/45	9,859	10,478
Allergan Inc.	3.375%	9/15/20	2,000	2,038
Altria Group Inc.	9.250%	8/6/19	401	445
Altria Group Inc.	2.625%	1/14/20	16,498	16,597
Altria Group Inc.	4.750%	5/5/21	15,395	16,495
Altria Group Inc.	2.850%	8/9/22	9,550	9,601
Altria Group Inc.	2.950%	5/2/23	3,175	3,184
Altria Group Inc.	4.000%	1/31/24	11,100	11,772
Altria Group Inc.	2.625%	9/16/26	1,750	1,692
Altria Group Inc.	4.250%	8/9/42	9,166	9,561
Altria Group Inc.	4.500%	5/2/43	6,334	6,842
Altria Group Inc.	5.375%	1/31/44	12,738	15,500
Altria Group Inc.	3.875%	9/16/46	9,200	9,107
AmerisourceBergen Corp.	3.500%	11/15/21	6,375	6,520
AmerisourceBergen Corp.	3.400%	5/15/24	4,475	4,556
AmerisourceBergen Corp.	3.250%	3/1/25	5,725	5,771
AmerisourceBergen Corp.	3.450%	12/15/27	5,000	4,965
AmerisourceBergen Corp.	4.250%	3/1/45	2,625	2,611
AmerisourceBergen Corp.	4.300%	12/15/47	5,750	5,814
Amgen Inc.	5.700%	2/1/19	8,014	8,305
Amgen Inc.	1.900%	5/10/19	9,500	9,479
Amgen Inc.	2.200%	5/22/19	10,470	10,474
Amgen Inc.	2.125%	5/1/20	8,870	8,821
Amgen Inc.	2.200%	5/11/20	10,060	10,026
Amgen Inc.	3.450%	10/1/20	2,775	2,849
Amgen Inc.	4.100%	6/15/21	7,515	7,856
Amgen Inc.	1.850%	8/19/21	6,725	6,559
Amgen Inc.	3.875%	11/15/21	6,320	6,601
Amgen Inc.	2.700%	5/1/22	3,675	3,671
Amgen Inc.	2.650%	5/11/22	4,050	4,039
Amgen Inc.	3.625%	5/15/22	11,075	11,455
Amgen Inc.	2.250%	8/19/23	7,100	6,882
Amgen Inc.	3.625%	5/22/24	15,429	16,054
Amgen Inc.	3.125%	5/1/25	3,000	3,012
Amgen Inc.	2.600%	8/19/26	9,950	9,529

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Amgen Inc.	3.200%	11/2/27	5,355	5,366
	Amgen Inc.	4.950%	10/1/41	4,075	4,710
	Amgen Inc.	5.150%	11/15/41	400	478
	Amgen Inc.	4.400%	5/1/45	19,050	20,696
	Amgen Inc.	4.563%	6/15/48	28,809	31,955
	Amgen Inc.	4.663%	6/15/51	31,243	34,958
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	2,825	2,917
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	38,129	38,051
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	17,000	17,003
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	57,760	58,041
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	17,965	17,864
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	56,975	58,247
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,100	8,466
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	91,367	94,242
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	42,795	48,014
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	15,925	16,117
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	6,986	7,720
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	90,840	105,166
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	10,435	11,022
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	10,525	11,405
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	26,865	28,448
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	7,375	7,819
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,200	2,322
	Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	7,275	7,595
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	27,251	27,014
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	6,250	9,918
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	14,126	16,368
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	14,107	13,745
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	15,510	16,929
	Archer-Daniels-Midland Co.	4.479%	3/1/21	587	623
	Archer-Daniels-Midland Co.	2.500%	8/11/26	10,050	9,594
	Archer-Daniels-Midland Co.	5.935%	10/1/32	530	657
	Archer-Daniels-Midland Co.	5.375%	9/15/35	2,345	2,847
	Archer-Daniels-Midland Co.	4.535%	3/26/42	2,825	3,145
	Archer-Daniels-Midland Co.	4.016%	4/16/43	5,291	5,552
	Archer-Daniels-Midland Co.	3.750%	9/15/47	6,500	6,577
	Ascension Health	3.945%	11/15/46	7,935	8,330
5	Ascension Health	4.847%	11/15/53	1,375	1,614
	AstraZeneca plc	1.950%	9/18/19	5,900	5,860
	AstraZeneca plc	2.375%	11/16/20	12,725	12,697
	AstraZeneca plc	2.375%	6/12/22	7,625	7,486
	AstraZeneca plc	3.375%	11/16/25	8,740	8,867
	AstraZeneca plc	3.125%	6/12/27	5,800	5,739
	AstraZeneca plc	6.450%	9/15/37	14,620	19,751
	AstraZeneca plc	4.000%	9/18/42	7,925	8,058
	AstraZeneca plc	4.375%	11/16/45	12,300	13,367
10	BAT Capital Corp.	2.297%	8/14/20	23,700	23,562
10	BAT Capital Corp.	2.764%	8/15/22	17,000	16,904
10	BAT Capital Corp.	3.222%	8/15/24	19,700	19,702
10	BAT Capital Corp.	3.557%	8/15/27	27,900	27,928
10	BAT Capital Corp.	4.390%	8/15/37	21,850	22,888
10	BAT Capital Corp.	4.540%	8/15/47	23,050	24,264
	Baxalta Inc.	2.875%	6/23/20	5,475	5,504
	Baxalta Inc.	3.600%	6/23/22	3,950	4,036

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Baxalta Inc.	4.000%	6/23/25	14,000	14,462
Baxalta Inc.	5.250%	6/23/45	8,880	10,305
Baxter International Inc.	1.700%	8/15/21	4,425	4,291
Baxter International Inc.	2.600%	8/15/26	1,925	1,832
Baxter International Inc.	3.500%	8/15/46	3,550	3,270
Baylor Scott & White Holdings Texas
Revenue	4.185%	11/15/45	4,230	4,506
Beam Suntory Inc.	3.250%	5/15/22	600	610
Beam Suntory Inc.	3.250%	6/15/23	1,400	1,416
Becton Dickinson & Co.	2.133%	6/6/19	9,000	8,981
Becton Dickinson & Co.	2.675%	12/15/19	8,686	8,724
Becton Dickinson & Co.	2.404%	6/5/20	7,425	7,383
Becton Dickinson & Co.	3.250%	11/12/20	5,250	5,343
Becton Dickinson & Co.	3.125%	11/8/21	13,235	13,306
Becton Dickinson & Co.	2.894%	6/6/22	14,225	14,148
Becton Dickinson & Co.	3.300%	3/1/23	3,750	3,769
Becton Dickinson & Co.	3.363%	6/6/24	8,000	8,027
Becton Dickinson & Co.	3.734%	12/15/24	11,003	11,253
Becton Dickinson & Co.	3.700%	6/6/27	19,500	19,647
Becton Dickinson & Co.	5.000%	11/12/40	6,572	7,294
Becton Dickinson & Co.	4.875%	5/15/44	725	774
Becton Dickinson & Co.	4.685%	12/15/44	7,875	8,576
Becton Dickinson & Co.	4.669%	6/6/47	8,500	9,149
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,500	2,644
Biogen Inc.	2.900%	9/15/20	17,891	18,142
Biogen Inc.	3.625%	9/15/22	14,216	14,700
Biogen Inc.	4.050%	9/15/25	13,870	14,684
Biogen Inc.	5.200%	9/15/45	19,030	22,568
Boston Children’s Hospital Corp. Revenue	4.115%	1/1/47	1,400	1,484
Boston Scientific Corp.	6.000%	1/15/20	3,670	3,913
Boston Scientific Corp.	2.850%	5/15/20	500	503
Boston Scientific Corp.	3.375%	5/15/22	2,975	3,017
Boston Scientific Corp.	4.125%	10/1/23	2,700	2,826
Boston Scientific Corp.	3.850%	5/15/25	4,550	4,678
Boston Scientific Corp.	7.000%	11/15/35	4,100	5,287
Boston Scientific Corp.	7.375%	1/15/40	1,125	1,552
Bristol-Myers Squibb Co.	1.600%	2/27/19	3,000	2,986
Bristol-Myers Squibb Co.	1.750%	3/1/19	4,325	4,310
Bristol-Myers Squibb Co.	2.000%	8/1/22	12,675	12,395
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	121
Bristol-Myers Squibb Co.	3.250%	11/1/23	1,750	1,813
Bristol-Myers Squibb Co.	3.250%	8/1/42	5,665	5,438
Bristol-Myers Squibb Co.	4.500%	3/1/44	3,108	3,566
Brown-Forman Corp.	4.500%	7/15/45	3,970	4,461
Bunge Ltd. Finance Corp.	8.500%	6/15/19	4,315	4,671
Bunge Ltd. Finance Corp.	3.500%	11/24/20	2,600	2,650
Bunge Ltd. Finance Corp.	3.000%	9/25/22	4,768	4,711
Bunge Ltd. Finance Corp.	3.250%	8/15/26	4,140	3,952
Bunge Ltd. Finance Corp.	3.750%	9/25/27	5,750	5,619
Campbell Soup Co.	2.500%	8/2/22	1,850	1,830
Campbell Soup Co.	3.300%	3/19/25	1,900	1,893
Campbell Soup Co.	3.800%	8/2/42	2,550	2,446
Cardinal Health Inc.	1.948%	6/14/19	5,700	5,666
Cardinal Health Inc.	4.625%	12/15/20	5,135	5,397

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cardinal Health Inc.	2.616%	6/15/22	9,000	8,859
Cardinal Health Inc.	3.200%	6/15/22	2,070	2,076
Cardinal Health Inc.	3.200%	3/15/23	4,450	4,453
Cardinal Health Inc.	3.079%	6/15/24	4,600	4,527
Cardinal Health Inc.	3.750%	9/15/25	1,750	1,783
Cardinal Health Inc.	3.410%	6/15/27	10,115	9,895
Cardinal Health Inc.	4.600%	3/15/43	1,275	1,307
Cardinal Health Inc.	4.500%	11/15/44	2,525	2,575
Cardinal Health Inc.	4.900%	9/15/45	3,230	3,458
Cardinal Health Inc.	4.368%	6/15/47	5,150	5,094
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,225	3,194
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	6,900	6,658
Celgene Corp.	2.250%	5/15/19	3,975	3,966
Celgene Corp.	2.875%	8/15/20	11,725	11,833
Celgene Corp.	3.950%	10/15/20	10,310	10,687
Celgene Corp.	3.250%	8/15/22	5,700	5,784
Celgene Corp.	3.550%	8/15/22	3,985	4,092
Celgene Corp.	2.750%	2/15/23	5,400	5,343
Celgene Corp.	4.000%	8/15/23	3,550	3,711
Celgene Corp.	3.625%	5/15/24	15,900	16,347
Celgene Corp.	3.875%	8/15/25	19,450	20,112
Celgene Corp.	3.450%	11/15/27	3,885	3,893
Celgene Corp.	5.700%	10/15/40	2,792	3,287
Celgene Corp.	5.250%	8/15/43	3,805	4,393
Celgene Corp.	4.625%	5/15/44	5,750	6,124
Celgene Corp.	5.000%	8/15/45	14,865	16,814
Celgene Corp.	4.350%	11/15/47	10,475	10,879
Children’s Hospital Medical Center Ohio GO	4.268%	5/15/44	1,050	1,144
Church & Dwight Co. Inc.	2.450%	12/15/19	2,590	2,584
Church & Dwight Co. Inc.	2.450%	8/1/22	1,500	1,482
Church & Dwight Co. Inc.	3.150%	8/1/27	3,200	3,149
Church & Dwight Co. Inc.	3.950%	8/1/47	3,175	3,178
City of Hope	5.623%	11/15/43	2,000	2,522
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	3,115	3,486
Clorox Co.	3.800%	11/15/21	1,288	1,341
Clorox Co.	3.050%	9/15/22	4,675	4,748
Clorox Co.	3.500%	12/15/24	3,850	3,957
Clorox Co.	3.100%	10/1/27	2,250	2,251
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	8,117	8,231
Coca-Cola Co.	1.375%	5/30/19	3,300	3,272
Coca-Cola Co.	1.875%	10/27/20	10,715	10,644
Coca-Cola Co.	2.450%	11/1/20	15,250	15,350
Coca-Cola Co.	3.150%	11/15/20	1,100	1,129
Coca-Cola Co.	1.550%	9/1/21	8,750	8,537
Coca-Cola Co.	3.300%	9/1/21	4,780	4,931
Coca-Cola Co.	2.200%	5/25/22	3,750	3,709
Coca-Cola Co.	2.500%	4/1/23	3,550	3,558
Coca-Cola Co.	3.200%	11/1/23	9,575	9,918
Coca-Cola Co.	2.875%	10/27/25	10,650	10,695
Coca-Cola Co.	2.550%	6/1/26	7,825	7,625
Coca-Cola Co.	2.250%	9/1/26	7,725	7,335
Coca-Cola Co.	2.900%	5/25/27	5,975	5,992
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,250	4,363
Coca-Cola Enterprises Inc.	4.500%	9/1/21	1,675	1,768

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,925	2,007
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	6,480	6,727
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	7,800	9,204
Colgate-Palmolive Co.	1.750%	3/15/19	4,000	3,986
Colgate-Palmolive Co.	2.450%	11/15/21	2,680	2,687
Colgate-Palmolive Co.	2.300%	5/3/22	8,311	8,252
Colgate-Palmolive Co.	2.250%	11/15/22	6,525	6,461
Colgate-Palmolive Co.	1.950%	2/1/23	6,800	6,608
Colgate-Palmolive Co.	2.100%	5/1/23	1,450	1,417
Colgate-Palmolive Co.	3.250%	3/15/24	4,200	4,327
Colgate-Palmolive Co.	4.000%	8/15/45	4,695	5,036
Colgate-Palmolive Co.	3.700%	8/1/47	5,500	5,616
Conagra Brands Inc.	3.250%	9/15/22	4,300	4,346
Conagra Brands Inc.	3.200%	1/25/23	6,011	6,074
Conagra Brands Inc.	7.000%	10/1/28	450	561
Conagra Brands Inc.	8.250%	9/15/30	3,825	5,294
Constellation Brands Inc.	2.000%	11/7/19	4,000	3,975
Constellation Brands Inc.	3.875%	11/15/19	11,500	11,813
Constellation Brands Inc.	2.250%	11/6/20	6,225	6,167
Constellation Brands Inc.	3.750%	5/1/21	4,261	4,406
Constellation Brands Inc.	6.000%	5/1/22	5,905	6,630
Constellation Brands Inc.	2.700%	5/9/22	6,607	6,571
Constellation Brands Inc.	2.650%	11/7/22	3,725	3,681
Constellation Brands Inc.	4.250%	5/1/23	10,500	11,123
Constellation Brands Inc.	4.750%	11/15/24	8,571	9,387
Constellation Brands Inc.	4.750%	12/1/25	2,700	2,968
Constellation Brands Inc.	3.700%	12/6/26	5,200	5,346
Constellation Brands Inc.	3.500%	5/9/27	1,875	1,907
Constellation Brands Inc.	4.500%	5/9/47	3,875	4,219
Covidien International Finance SA	4.200%	6/15/20	3,675	3,836
Covidien International Finance SA	3.200%	6/15/22	5,869	5,968
CR Bard Inc.	4.400%	1/15/21	2,220	2,312
CR Bard Inc.	3.000%	5/15/26	2,000	1,967
CR Bard Inc.	6.700%	12/1/26	2,300	2,749
Danaher Corp.	2.400%	9/15/20	3,350	3,356
Danaher Corp.	3.350%	9/15/25	3,725	3,849
Danaher Corp.	4.375%	9/15/45	3,775	4,186
Delhaize America LLC	9.000%	4/15/31	1,930	2,761
Diageo Capital plc	4.828%	7/15/20	4,050	4,293
Diageo Capital plc	2.625%	4/29/23	11,470	11,450
Diageo Capital plc	5.875%	9/30/36	500	659
Diageo Capital plc	3.875%	4/29/43	5,569	5,828
Diageo Investment Corp.	2.875%	5/11/22	9,485	9,594
Diageo Investment Corp.	7.450%	4/15/35	275	401
Diageo Investment Corp.	4.250%	5/11/42	5,137	5,593
Dignity Health California GO	2.637%	11/1/19	2,250	2,248
Dignity Health California GO	3.125%	11/1/22	900	904
Dignity Health California GO	3.812%	11/1/24	2,050	2,108
Dignity Health California GO	4.500%	11/1/42	5,300	5,227
Dignity Health California GO	5.267%	11/1/64	1,000	1,064
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	4,785	4,798
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	3,475	3,446
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	2,725	2,702
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	3,350	3,385

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Dr Pepper Snapple Group Inc.	3.400%	11/15/25	3,650	3,684
	Dr Pepper Snapple Group Inc.	2.550%	9/15/26	3,500	3,304
10	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	1,225	1,226
	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	3,075	3,079
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	305	440
10	Dr Pepper Snapple Group Inc.	4.500%	11/15/45	4,750	5,094
	Duke University Health System Inc.	3.920%	6/1/47	4,300	4,480
	Eli Lilly & Co.	1.950%	3/15/19	9,250	9,252
	Eli Lilly & Co.	2.350%	5/15/22	1,500	1,494
	Eli Lilly & Co.	2.750%	6/1/25	5,950	5,976
	Eli Lilly & Co.	3.100%	5/15/27	5,500	5,578
	Eli Lilly & Co.	5.550%	3/15/37	3,210	4,107
	Eli Lilly & Co.	3.700%	3/1/45	6,950	7,200
	Eli Lilly & Co.	3.950%	5/15/47	5,675	6,083
	Estee Lauder Cos. Inc.	1.800%	2/7/20	7,625	7,569
	Estee Lauder Cos. Inc.	1.700%	5/10/21	2,925	2,860
	Estee Lauder Cos. Inc.	3.150%	3/15/27	4,300	4,329
	Estee Lauder Cos. Inc.	6.000%	5/15/37	1,650	2,135
	Estee Lauder Cos. Inc.	4.375%	6/15/45	4,125	4,615
	Estee Lauder Cos. Inc.	4.150%	3/15/47	7,025	7,647
	Express Scripts Holding Co.	2.600%	11/30/20	5,000	4,993
	Express Scripts Holding Co.	3.300%	2/25/21	3,750	3,808
	Express Scripts Holding Co.	4.750%	11/15/21	9,892	10,551
	Express Scripts Holding Co.	3.900%	2/15/22	12,956	13,417
	Express Scripts Holding Co.	3.050%	11/30/22	5,000	4,999
	Express Scripts Holding Co.	3.000%	7/15/23	14,450	14,388
	Express Scripts Holding Co.	3.500%	6/15/24	15,130	15,230
	Express Scripts Holding Co.	4.500%	2/25/26	14,575	15,467
	Express Scripts Holding Co.	3.400%	3/1/27	16,440	16,079
	Express Scripts Holding Co.	6.125%	11/15/41	3,577	4,384
	Express Scripts Holding Co.	4.800%	7/15/46	18,100	19,228
	Flowers Foods Inc.	4.375%	4/1/22	4,725	5,004
	Flowers Foods Inc.	3.500%	10/1/26	1,950	1,902
	Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	600	594
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,950	3,090
	Genentech Inc.	5.250%	7/15/35	600	723
	General Mills Inc.	5.650%	2/15/19	10,075	10,455
	General Mills Inc.	2.200%	10/21/19	11,700	11,701
	General Mills Inc.	3.150%	12/15/21	7,875	8,023
	General Mills Inc.	2.600%	10/12/22	4,400	4,368
	General Mills Inc.	3.650%	2/15/24	825	865
	General Mills Inc.	3.200%	2/10/27	4,500	4,470
	General Mills Inc.	5.400%	6/15/40	3,500	4,173
	General Mills Inc.	4.150%	2/15/43	1,500	1,520
	Gilead Sciences Inc.	2.050%	4/1/19	7,905	7,906
	Gilead Sciences Inc.	2.350%	2/1/20	4,025	4,041
	Gilead Sciences Inc.	2.550%	9/1/20	18,003	18,161
	Gilead Sciences Inc.	4.500%	4/1/21	8,450	8,969
	Gilead Sciences Inc.	4.400%	12/1/21	17,764	18,922
	Gilead Sciences Inc.	1.950%	3/1/22	4,375	4,273
	Gilead Sciences Inc.	3.250%	9/1/22	7,710	7,906
	Gilead Sciences Inc.	2.500%	9/1/23	10,000	9,857
	Gilead Sciences Inc.	3.700%	4/1/24	22,500	23,489
	Gilead Sciences Inc.	3.500%	2/1/25	8,910	9,184

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Gilead Sciences Inc.	3.650%	3/1/26	21,021	21,765
Gilead Sciences Inc.	2.950%	3/1/27	10,650	10,453
Gilead Sciences Inc.	4.600%	9/1/35	2,925	3,283
Gilead Sciences Inc.	4.000%	9/1/36	1,975	2,086
Gilead Sciences Inc.	5.650%	12/1/41	5,460	6,933
Gilead Sciences Inc.	4.800%	4/1/44	15,275	17,703
Gilead Sciences Inc.	4.500%	2/1/45	12,850	14,238
Gilead Sciences Inc.	4.750%	3/1/46	21,970	25,252
Gilead Sciences Inc.	4.150%	3/1/47	18,375	19,489
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	4,831	4,877
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	875	1,061
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	24,360	34,348
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	4,225	4,677
GlaxoSmithKline Capital plc	2.850%	5/8/22	10,450	10,576
Hackensack Meridian Health	4.500%	7/1/57	2,100	2,345
Hasbro Inc.	3.150%	5/15/21	3,200	3,221
Hasbro Inc.	6.350%	3/15/40	2,700	3,237
Hasbro Inc.	5.100%	5/15/44	4,513	4,725
Hershey Co.	4.125%	12/1/20	2,195	2,300
Hershey Co.	2.625%	5/1/23	2,750	2,765
Hershey Co.	3.200%	8/21/25	1,695	1,705
Hershey Co.	2.300%	8/15/26	4,075	3,823
Hillshire Brands Co.	4.100%	9/15/20	1,250	1,296
Ingredion Inc.	4.625%	11/1/20	890	936
Ingredion Inc.	3.200%	10/1/26	4,000	3,924
JM Smucker Co.	2.200%	12/6/19	2,000	1,997
JM Smucker Co.	2.500%	3/15/20	7,414	7,425
JM Smucker Co.	3.500%	10/15/21	7,245	7,451
JM Smucker Co.	3.000%	3/15/22	2,605	2,619
JM Smucker Co.	3.500%	3/15/25	6,950	7,099
JM Smucker Co.	3.375%	12/15/27	4,000	4,003
JM Smucker Co.	4.250%	3/15/35	2,600	2,735
JM Smucker Co.	4.375%	3/15/45	6,400	6,791
Johns Hopkins Health System Corp.	3.837%	5/15/46	3,100	3,178
Johnson & Johnson	1.125%	3/1/19	6,000	5,942
Johnson & Johnson	1.875%	12/5/19	3,500	3,484
Johnson & Johnson	2.950%	9/1/20	9,300	9,499
Johnson & Johnson	1.950%	11/10/20	800	797
Johnson & Johnson	1.650%	3/1/21	10,550	10,388
Johnson & Johnson	3.550%	5/15/21	2,325	2,419
Johnson & Johnson	2.450%	12/5/21	5,000	5,046
Johnson & Johnson	2.250%	3/3/22	9,725	9,692
Johnson & Johnson	2.050%	3/1/23	9,369	9,173
Johnson & Johnson	6.730%	11/15/23	1,203	1,456
Johnson & Johnson	3.375%	12/5/23	6,875	7,179
Johnson & Johnson	2.625%	1/15/25	5,500	5,440
Johnson & Johnson	2.450%	3/1/26	14,975	14,569
Johnson & Johnson	2.950%	3/3/27	10,250	10,320
Johnson & Johnson	2.900%	1/15/28	11,580	11,605
Johnson & Johnson	6.950%	9/1/29	1,700	2,311
Johnson & Johnson	4.950%	5/15/33	1,800	2,206
Johnson & Johnson	4.375%	12/5/33	12,104	13,796
Johnson & Johnson	3.550%	3/1/36	5,400	5,625
Johnson & Johnson	3.625%	3/3/37	12,675	13,342

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Johnson & Johnson	5.950%	8/15/37	1,330	1,819
Johnson & Johnson	3.400%	1/15/38	8,000	8,170
Johnson & Johnson	5.850%	7/15/38	3,797	5,154
Johnson & Johnson	4.500%	9/1/40	3,125	3,609
Johnson & Johnson	4.850%	5/15/41	200	238
Johnson & Johnson	4.500%	12/5/43	7,450	8,735
Johnson & Johnson	3.700%	3/1/46	17,825	18,644
Johnson & Johnson	3.750%	3/3/47	9,300	9,910
Johnson & Johnson	3.500%	1/15/48	7,225	7,382
Kaiser Foundation Hospitals	3.500%	4/1/22	1,835	1,889
Kaiser Foundation Hospitals	3.150%	5/1/27	4,200	4,202
Kaiser Foundation Hospitals	4.875%	4/1/42	5,300	6,268
Kaiser Foundation Hospitals	4.150%	5/1/47	11,025	11,942
Kellogg Co.	4.150%	11/15/19	300	310
Kellogg Co.	4.000%	12/15/20	8,805	9,194
Kellogg Co.	2.650%	12/1/23	7,100	6,987
Kellogg Co.	3.250%	4/1/26	4,775	4,749
Kellogg Co.	3.400%	11/15/27	8,475	8,429
Kellogg Co.	7.450%	4/1/31	867	1,158
Kellogg Co.	4.500%	4/1/46	9,000	9,546
Kimberly-Clark Corp.	1.400%	2/15/19	3,425	3,396
Kimberly-Clark Corp.	1.850%	3/1/20	2,400	2,379
Kimberly-Clark Corp.	3.625%	8/1/20	3,150	3,241
Kimberly-Clark Corp.	3.875%	3/1/21	4,015	4,192
Kimberly-Clark Corp.	2.400%	3/1/22	4,825	4,790
Kimberly-Clark Corp.	2.400%	6/1/23	1,600	1,575
Kimberly-Clark Corp.	3.050%	8/15/25	3,100	3,105
Kimberly-Clark Corp.	2.750%	2/15/26	2,575	2,535
Kimberly-Clark Corp.	6.625%	8/1/37	300	426
Kimberly-Clark Corp.	5.300%	3/1/41	8,275	10,436
Kimberly-Clark Corp.	3.700%	6/1/43	2,025	2,017
Kimberly-Clark Corp.	3.200%	7/30/46	4,950	4,620
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	2,346	2,761
Koninklijke Philips NV	3.750%	3/15/22	9,350	9,724
Koninklijke Philips NV	6.875%	3/11/38	3,100	4,282
Koninklijke Philips NV	5.000%	3/15/42	5,825	6,788
Kraft Foods Group Inc.	5.375%	2/10/20	2,539	2,689
Kraft Foods Group Inc.	3.500%	6/6/22	7,175	7,342
Kraft Foods Group Inc.	6.875%	1/26/39	7,950	10,420
Kraft Foods Group Inc.	6.500%	2/9/40	7,900	10,015
Kraft Foods Group Inc.	5.000%	6/4/42	15,508	16,640
Kraft Heinz Foods Co.	2.800%	7/2/20	12,450	12,516
Kraft Heinz Foods Co.	3.500%	7/15/22	8,050	8,231
Kraft Heinz Foods Co.	3.950%	7/15/25	15,395	15,897
Kraft Heinz Foods Co.	3.000%	6/1/26	16,713	16,079
Kraft Heinz Foods Co.	5.000%	7/15/35	5,280	5,763
Kraft Heinz Foods Co.	5.200%	7/15/45	16,700	18,412
Kraft Heinz Foods Co.	4.375%	6/1/46	25,350	25,110
Kroger Co.	4.450%	2/1/47	11,475	11,469
Kroger Co.	4.650%	1/15/48	6,775	6,948
Laboratory Corp. of America Holdings	2.625%	2/1/20	1,500	1,504
Laboratory Corp. of America Holdings	3.200%	2/1/22	6,525	6,651
Laboratory Corp. of America Holdings	3.750%	8/23/22	475	493
Laboratory Corp. of America Holdings	4.000%	11/1/23	550	573

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Laboratory Corp. of America Holdings	3.250%	9/1/24	4,000	3,996
Laboratory Corp. of America Holdings	3.600%	2/1/25	6,408	6,514
Laboratory Corp. of America Holdings	3.600%	9/1/27	5,000	5,002
Laboratory Corp. of America Holdings	4.700%	2/1/45	7,750	8,421
Life Technologies Corp.	6.000%	3/1/20	3,690	3,941
Life Technologies Corp.	5.000%	1/15/21	2,175	2,302
Mattel Inc.	3.150%	3/15/23	775	667
5 Mayo Clinic	3.774%	11/15/43	5,125	5,190
5 Mayo Clinic	4.000%	11/15/47	1,375	1,417
5 Mayo Clinic	4.128%	11/15/52	1,125	1,189
McCormick & Co. Inc.	3.900%	7/15/21	875	906
McCormick & Co. Inc.	2.700%	8/15/22	5,000	4,990
McCormick & Co. Inc.	3.150%	8/15/24	3,600	3,623
McCormick & Co. Inc.	3.400%	8/15/27	8,500	8,615
McCormick & Co. Inc.	4.200%	8/15/47	3,995	4,202
McKesson Corp.	7.500%	2/15/19	4,405	4,653
McKesson Corp.	2.284%	3/15/19	8,550	8,552
McKesson Corp.	4.750%	3/1/21	4,180	4,429
McKesson Corp.	2.700%	12/15/22	9,300	9,187
McKesson Corp.	2.850%	3/15/23	1,500	1,495
McKesson Corp.	3.796%	3/15/24	9,200	9,524
McKesson Corp.	6.000%	3/1/41	5,225	6,385
McKesson Corp.	4.883%	3/15/44	2,650	2,850
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,509	2,626
Mead Johnson Nutrition Co.	3.000%	11/15/20	5,775	5,861
Mead Johnson Nutrition Co.	4.125%	11/15/25	6,935	7,381
Mead Johnson Nutrition Co.	5.900%	11/1/39	5,535	7,006
Mead Johnson Nutrition Co.	4.600%	6/1/44	3,425	3,810
Medco Health Solutions Inc.	4.125%	9/15/20	590	612
Medtronic Global Holdings SCA	1.700%	3/28/19	5,400	5,377
Medtronic Global Holdings SCA	3.350%	4/1/27	6,725	6,878
Medtronic Inc.	5.600%	3/15/19	1,000	1,041
Medtronic Inc.	2.500%	3/15/20	27,317	27,463
Medtronic Inc.	4.125%	3/15/21	590	618
Medtronic Inc.	3.125%	3/15/22	17,233	17,607
Medtronic Inc.	3.150%	3/15/22	25,908	26,539
Medtronic Inc.	3.625%	3/15/24	5,000	5,226
Medtronic Inc.	3.500%	3/15/25	31,725	32,965
Medtronic Inc.	4.375%	3/15/35	22,417	25,233
Medtronic Inc.	6.500%	3/15/39	500	687
Medtronic Inc.	5.550%	3/15/40	1,725	2,186
Medtronic Inc.	4.500%	3/15/42	7,944	8,881
Medtronic Inc.	4.625%	3/15/44	4,881	5,595
Medtronic Inc.	4.625%	3/15/45	37,065	43,025
Memorial Sloan-Kettering Cancer Center
New York GO	5.000%	7/1/42	700	843
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	4,430	4,685
Memorial Sloan-Kettering Cancer Center
New York GO	4.200%	7/1/55	1,700	1,834
Merck & Co. Inc.	1.850%	2/10/20	11,900	11,832
Merck & Co. Inc.	3.875%	1/15/21	3,375	3,523
Merck & Co. Inc.	2.350%	2/10/22	9,934	9,913
Merck & Co. Inc.	2.400%	9/15/22	10,820	10,779

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Merck & Co. Inc.	2.800%	5/18/23	14,125	14,220
	Merck & Co. Inc.	2.750%	2/10/25	22,453	22,346
	Merck & Co. Inc.	3.600%	9/15/42	7,470	7,613
	Merck & Co. Inc.	4.150%	5/18/43	12,514	13,866
	Merck & Co. Inc.	3.700%	2/10/45	15,809	16,405
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	9,845	10,266
	Molson Coors Brewing Co.	1.900%	3/15/19	4,800	4,779
	Molson Coors Brewing Co.	1.450%	7/15/19	1,750	1,724
	Molson Coors Brewing Co.	2.250%	3/15/20	4,800	4,777
	Molson Coors Brewing Co.	2.100%	7/15/21	5,213	5,104
	Molson Coors Brewing Co.	3.500%	5/1/22	1,050	1,071
	Molson Coors Brewing Co.	3.000%	7/15/26	17,176	16,802
	Molson Coors Brewing Co.	5.000%	5/1/42	5,625	6,405
	Molson Coors Brewing Co.	4.200%	7/15/46	15,550	15,853
	Mondelez International Inc.	6.500%	2/9/40	5,365	6,970
5	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	2,100	2,119
	Mylan Inc.	2.550%	3/28/19	5,787	5,781
10	Mylan Inc.	3.125%	1/15/23	350	345
	Mylan Inc.	4.200%	11/29/23	7,135	7,397
	Mylan Inc.	5.400%	11/29/43	3,270	3,537
	Mylan NV	2.500%	6/7/19	3,800	3,757
	Mylan NV	3.750%	12/15/20	350	357
	Mylan NV	3.150%	6/15/21	11,652	11,699
	Mylan NV	3.950%	6/15/26	18,920	19,090
	Mylan NV	5.250%	6/15/46	7,575	8,183
	New York & Presbyterian Hospital	4.024%	8/1/45	4,390	4,647
	New York & Presbyterian Hospital	4.063%	8/1/56	4,575	4,757
	Newell Brands Inc.	2.875%	12/1/19	4,475	4,516
	Newell Brands Inc.	3.150%	4/1/21	9,292	9,396
	Newell Brands Inc.	3.850%	4/1/23	16,850	17,428
	Newell Brands Inc.	4.000%	12/1/24	7,930	8,243
	Newell Brands Inc.	3.900%	11/1/25	3,825	3,922
	Newell Brands Inc.	4.200%	4/1/26	19,581	20,420
	Newell Brands Inc.	5.375%	4/1/36	5,075	5,926
	Newell Brands Inc.	5.500%	4/1/46	15,150	18,151
	Northwell Healthcare Inc.	3.979%	11/1/46	6,900	6,732
	Northwell Healthcare Inc.	4.260%	11/1/47	8,000	8,200
	Novartis Capital Corp.	1.800%	2/14/20	21,125	20,922
	Novartis Capital Corp.	4.400%	4/24/20	7,300	7,658
	Novartis Capital Corp.	2.400%	5/17/22	23,825	23,722
	Novartis Capital Corp.	2.400%	9/21/22	25,789	25,612
	Novartis Capital Corp.	3.400%	5/6/24	2,528	2,628
	Novartis Capital Corp.	3.000%	11/20/25	7,250	7,309
	Novartis Capital Corp.	3.100%	5/17/27	10,750	10,921
	Novartis Capital Corp.	3.700%	9/21/42	2,575	2,641
	Novartis Capital Corp.	4.400%	5/6/44	16,442	18,872
	Novartis Capital Corp.	4.000%	11/20/45	9,650	10,480
	Novartis Securities Investment Ltd.	5.125%	2/10/19	10,540	10,878
	NYU Hospitals Center	4.784%	7/1/44	3,325	3,824
5	NYU Hospitals Center	4.368%	7/1/47	4,200	4,513
	Ochsner Clinic Foundation	5.897%	5/15/45	275	358
	Partners Healthcare System Inc.	4.117%	7/1/55	2,500	2,605
	PepsiCo Inc.	2.250%	1/7/19	9,075	9,099
	PepsiCo Inc.	1.550%	5/2/19	13,000	12,923

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
PepsiCo Inc.	1.350%	10/4/19	5,500	5,432
PepsiCo Inc.	4.500%	1/15/20	2,800	2,930
PepsiCo Inc.	1.850%	4/30/20	10,100	10,002
PepsiCo Inc.	2.150%	10/14/20	11,625	11,600
PepsiCo Inc.	3.125%	11/1/20	5,425	5,556
PepsiCo Inc.	2.000%	4/15/21	7,000	6,937
PepsiCo Inc.	3.000%	8/25/21	12,420	12,672
PepsiCo Inc.	1.700%	10/6/21	6,125	5,966
PepsiCo Inc.	2.750%	3/5/22	17,695	17,908
PepsiCo Inc.	2.250%	5/2/22	5,475	5,416
PepsiCo Inc.	3.100%	7/17/22	3,425	3,499
PepsiCo Inc.	2.750%	3/1/23	6,750	6,813
PepsiCo Inc.	3.600%	3/1/24	1,200	1,259
PepsiCo Inc.	2.750%	4/30/25	6,700	6,702
PepsiCo Inc.	3.500%	7/17/25	3,925	4,080
PepsiCo Inc.	2.850%	2/24/26	2,000	1,981
PepsiCo Inc.	2.375%	10/6/26	12,900	12,240
PepsiCo Inc.	3.000%	10/15/27	15,900	15,840
PepsiCo Inc.	5.500%	1/15/40	8,075	10,332
PepsiCo Inc.	4.875%	11/1/40	6,625	7,962
PepsiCo Inc.	4.000%	3/5/42	7,600	7,982
PepsiCo Inc.	3.600%	8/13/42	4,100	4,032
PepsiCo Inc.	4.250%	10/22/44	3,675	4,034
PepsiCo Inc.	4.600%	7/17/45	4,760	5,511
PepsiCo Inc.	4.450%	4/14/46	10,000	11,320
PepsiCo Inc.	3.450%	10/6/46	8,475	8,228
PepsiCo Inc.	4.000%	5/2/47	8,300	8,707
PerkinElmer Inc.	5.000%	11/15/21	3,060	3,294
Perrigo Finance Unlimited Co.	3.500%	3/15/21	1,264	1,282
Perrigo Finance Unlimited Co.	3.500%	12/15/21	2,023	2,058
Perrigo Finance Unlimited Co.	3.900%	12/15/24	4,500	4,548
Perrigo Finance Unlimited Co.	4.375%	3/15/26	13,800	14,164
Perrigo Finance Unlimited Co.	4.900%	12/15/44	9,651	9,703
Pfizer Inc.	2.100%	5/15/19	10,500	10,516
Pfizer Inc.	1.450%	6/3/19	14,700	14,595
Pfizer Inc.	1.700%	12/15/19	14,500	14,433
Pfizer Inc.	1.950%	6/3/21	11,450	11,325
Pfizer Inc.	2.200%	12/15/21	3,000	2,985
Pfizer Inc.	3.000%	6/15/23	5,000	5,102
Pfizer Inc.	3.400%	5/15/24	650	675
Pfizer Inc.	2.750%	6/3/26	8,850	8,722
Pfizer Inc.	3.000%	12/15/26	28,850	29,043
Pfizer Inc.	4.000%	12/15/36	9,450	10,385
Pfizer Inc.	7.200%	3/15/39	11,540	17,700
Pfizer Inc.	4.300%	6/15/43	8,706	9,679
Pfizer Inc.	4.400%	5/15/44	7,175	8,235
Pfizer Inc.	4.125%	12/15/46	14,400	15,991
Pharmacia LLC	6.600%	12/1/28	4,898	6,424
Philip Morris International Inc.	1.875%	1/15/19	5,750	5,737
Philip Morris International Inc.	1.625%	2/21/19	5,000	4,969
Philip Morris International Inc.	1.375%	2/25/19	2,400	2,380
Philip Morris International Inc.	2.000%	2/21/20	8,050	7,993
Philip Morris International Inc.	4.500%	3/26/20	375	392
Philip Morris International Inc.	1.875%	2/25/21	10,000	9,820

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	4.125%	5/17/21	4,458	4,684
Philip Morris International Inc.	2.900%	11/15/21	3,500	3,534
Philip Morris International Inc.	2.625%	2/18/22	5,000	5,006
Philip Morris International Inc.	2.375%	8/17/22	5,450	5,368
Philip Morris International Inc.	2.500%	8/22/22	3,000	2,969
Philip Morris International Inc.	2.500%	11/2/22	5,900	5,832
Philip Morris International Inc.	2.625%	3/6/23	3,000	2,970
Philip Morris International Inc.	2.125%	5/10/23	4,230	4,082
Philip Morris International Inc.	3.600%	11/15/23	7,300	7,556
Philip Morris International Inc.	3.250%	11/10/24	10,600	10,780
Philip Morris International Inc.	3.375%	8/11/25	3,850	3,933
Philip Morris International Inc.	2.750%	2/25/26	14,225	13,914
Philip Morris International Inc.	3.125%	3/2/28	3,650	3,622
Philip Morris International Inc.	6.375%	5/16/38	5,600	7,551
Philip Morris International Inc.	4.375%	11/15/41	6,893	7,417
Philip Morris International Inc.	4.500%	3/20/42	6,290	6,833
Philip Morris International Inc.	3.875%	8/21/42	5,414	5,381
Philip Morris International Inc.	4.125%	3/4/43	5,550	5,710
Philip Morris International Inc.	4.875%	11/15/43	10,725	12,241
Philip Morris International Inc.	4.250%	11/10/44	10,710	11,287
5 Procter & Gamble - Esop	9.360%	1/1/21	793	879
Procter & Gamble Co.	1.750%	10/25/19	4,000	3,988
Procter & Gamble Co.	1.900%	11/1/19	4,350	4,340
Procter & Gamble Co.	1.900%	10/23/20	4,700	4,671
Procter & Gamble Co.	1.850%	2/2/21	3,400	3,354
Procter & Gamble Co.	1.700%	11/3/21	6,955	6,791
Procter & Gamble Co.	2.300%	2/6/22	7,164	7,132
Procter & Gamble Co.	3.100%	8/15/23	7,975	8,167
Procter & Gamble Co.	2.700%	2/2/26	5,500	5,419
Procter & Gamble Co.	2.450%	11/3/26	9,000	8,656
Procter & Gamble Co.	2.850%	8/11/27	5,800	5,750
Procter & Gamble Co.	5.550%	3/5/37	4,055	5,382
Procter & Gamble Co.	3.500%	10/25/47	5,500	5,537
Providence St. Joseph Health Obligated
Group	2.746%	10/1/26	1,250	1,208
5 Providence St. Joseph Health Obligated
Group	3.744%	10/1/47	3,125	3,103
Quest Diagnostics Inc.	2.700%	4/1/19	1,475	1,483
Quest Diagnostics Inc.	4.750%	1/30/20	2,500	2,610
Quest Diagnostics Inc.	2.500%	3/30/20	2,250	2,245
Quest Diagnostics Inc.	4.700%	4/1/21	1,335	1,412
Quest Diagnostics Inc.	4.250%	4/1/24	3,300	3,499
Quest Diagnostics Inc.	3.500%	3/30/25	1,250	1,265
Quest Diagnostics Inc.	3.450%	6/1/26	5,900	5,911
Quest Diagnostics Inc.	5.750%	1/30/40	876	1,009
Quest Diagnostics Inc.	4.700%	3/30/45	1,250	1,314
Reynolds American Inc.	8.125%	6/23/19	2,825	3,055
Reynolds American Inc.	6.875%	5/1/20	200	219
Reynolds American Inc.	3.250%	6/12/20	9,010	9,150
Reynolds American Inc.	4.000%	6/12/22	5,100	5,329
Reynolds American Inc.	4.850%	9/15/23	2,345	2,551
Reynolds American Inc.	4.450%	6/12/25	26,150	27,828
Reynolds American Inc.	5.700%	8/15/35	5,020	5,983
Reynolds American Inc.	7.250%	6/15/37	1,450	2,002

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Reynolds American Inc.	8.125%	5/1/40	2,239	3,315
Reynolds American Inc.	7.000%	8/4/41	2,040	2,753
Reynolds American Inc.	5.850%	8/15/45	16,315	20,338
RWJ Barnabas Health Inc.	3.949%	7/1/46	3,400	3,420
Sanofi	4.000%	3/29/21	10,365	10,907
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	47,275	46,863
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	28,000	27,515
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	35,600	34,872
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	10,970	10,719
SSM Health Care Corp.	3.823%	6/1/27	3,600	3,716
Stryker Corp.	2.000%	3/8/19	3,600	3,592
Stryker Corp.	4.375%	1/15/20	700	728
Stryker Corp.	2.625%	3/15/21	12,250	12,280
Stryker Corp.	3.375%	5/15/24	9,500	9,775
Stryker Corp.	3.375%	11/1/25	6,190	6,336
Stryker Corp.	3.500%	3/15/26	8,697	8,976
Stryker Corp.	4.100%	4/1/43	350	364
Stryker Corp.	4.375%	5/15/44	2,575	2,769
Stryker Corp.	4.625%	3/15/46	7,110	8,074
Sysco Corp.	1.900%	4/1/19	3,350	3,341
Sysco Corp.	2.600%	10/1/20	6,800	6,829
Sysco Corp.	2.500%	7/15/21	1,825	1,819
Sysco Corp.	3.750%	10/1/25	4,575	4,754
Sysco Corp.	3.300%	7/15/26	5,250	5,272
Sysco Corp.	3.250%	7/15/27	14,414	14,385
Sysco Corp.	5.375%	9/21/35	2,548	3,017
Sysco Corp.	4.850%	10/1/45	2,630	2,967
Sysco Corp.	4.500%	4/1/46	5,325	5,760
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,889	5,602
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	6,624	5,901
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,762	1,773
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	1,328	1,263
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	5,475	5,286
Teva Pharmaceutical Finance Netherlands III
BV	1.700%	7/19/19	23,350	22,661
Teva Pharmaceutical Finance Netherlands III
BV	2.200%	7/21/21	21,735	19,914
Teva Pharmaceutical Finance Netherlands III
BV	2.800%	7/21/23	20,175	17,543
Teva Pharmaceutical Finance Netherlands III
BV	3.150%	10/1/26	25,214	20,734
Teva Pharmaceutical Finance Netherlands III
BV	4.100%	10/1/46	11,015	8,468
5 Texas Health Resources	4.330%	11/15/55	900	960
The Kroger Co.	2.000%	1/15/19	925	923
The Kroger Co.	2.300%	1/15/19	10,245	10,242
The Kroger Co.	1.500%	9/30/19	2,100	2,070
The Kroger Co.	6.150%	1/15/20	4,150	4,452
The Kroger Co.	3.300%	1/15/21	3,100	3,162
The Kroger Co.	2.600%	2/1/21	5,200	5,184
The Kroger Co.	2.950%	11/1/21	13,461	13,609
The Kroger Co.	2.800%	8/1/22	2,650	2,633
The Kroger Co.	3.850%	8/1/23	4,750	4,935
The Kroger Co.	4.000%	2/1/24	2,143	2,215

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
The Kroger Co.	3.500%	2/1/26	2,000	1,981
The Kroger Co.	2.650%	10/15/26	6,305	5,878
The Kroger Co.	3.700%	8/1/27	2,750	2,769
The Kroger Co.	7.700%	6/1/29	3,200	4,202
The Kroger Co.	8.000%	9/15/29	6,375	8,453
The Kroger Co.	7.500%	4/1/31	1,125	1,481
The Kroger Co.	6.900%	4/15/38	3,552	4,565
The Kroger Co.	5.000%	4/15/42	850	893
The Kroger Co.	5.150%	8/1/43	1,000	1,068
The Kroger Co.	3.875%	10/15/46	3,575	3,290
The Pepsi Bottling Group Inc.	7.000%	3/1/29	4,975	6,713
Thermo Fisher Scientific Inc.	2.150%	12/14/18	2,500	2,502
Thermo Fisher Scientific Inc.	2.400%	2/1/19	2,745	2,745
Thermo Fisher Scientific Inc.	4.700%	5/1/20	525	551
Thermo Fisher Scientific Inc.	4.500%	3/1/21	7,950	8,399
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,225	7,426
Thermo Fisher Scientific Inc.	3.300%	2/15/22	6,845	6,976
Thermo Fisher Scientific Inc.	3.150%	1/15/23	3,950	3,990
Thermo Fisher Scientific Inc.	3.000%	4/15/23	10,500	10,543
Thermo Fisher Scientific Inc.	4.150%	2/1/24	1,275	1,352
Thermo Fisher Scientific Inc.	3.650%	12/15/25	7,975	8,211
Thermo Fisher Scientific Inc.	2.950%	9/19/26	9,270	9,030
Thermo Fisher Scientific Inc.	3.200%	8/15/27	10,425	10,327
Thermo Fisher Scientific Inc.	5.300%	2/1/44	5,650	6,736
Thermo Fisher Scientific Inc.	4.100%	8/15/47	3,450	3,550
Trinity Health Corp.	4.125%	12/1/45	4,645	4,909
Tupperware Brands Corp.	4.750%	6/1/21	3,870	4,057
Tyson Foods Inc.	2.650%	8/15/19	7,225	7,263
Tyson Foods Inc.	2.250%	8/23/21	1,350	1,332
Tyson Foods Inc.	4.500%	6/15/22	13,350	14,250
Tyson Foods Inc.	3.950%	8/15/24	10,973	11,551
Tyson Foods Inc.	3.550%	6/2/27	10,900	11,079
Tyson Foods Inc.	4.875%	8/15/34	7,230	8,111
Tyson Foods Inc.	5.150%	8/15/44	3,602	4,222
Tyson Foods Inc.	4.550%	6/2/47	6,225	6,787
Unilever Capital Corp.	4.800%	2/15/19	200	206
Unilever Capital Corp.	2.200%	3/6/19	4,205	4,211
Unilever Capital Corp.	2.100%	7/30/20	1,545	1,540
Unilever Capital Corp.	4.250%	2/10/21	10,310	10,867
Unilever Capital Corp.	1.375%	7/28/21	5,700	5,497
Unilever Capital Corp.	2.600%	5/5/24	9,925	9,793
Unilever Capital Corp.	3.100%	7/30/25	2,700	2,730
Unilever Capital Corp.	2.000%	7/28/26	6,200	5,719
Unilever Capital Corp.	5.900%	11/15/32	3,125	4,046
Whirlpool Corp.	2.400%	3/1/19	6,900	6,916
Whirlpool Corp.	4.850%	6/15/21	1,625	1,736
Whirlpool Corp.	4.700%	6/1/22	6,700	7,192
Whirlpool Corp.	4.000%	3/1/24	2,175	2,285
Whirlpool Corp.	3.700%	5/1/25	2,400	2,461
Whirlpool Corp.	4.500%	6/1/46	5,425	5,697
Wyeth LLC	7.250%	3/1/23	2,000	2,414
Wyeth LLC	6.450%	2/1/24	9,825	11,856
Wyeth LLC	6.500%	2/1/34	3,425	4,668
Wyeth LLC	6.000%	2/15/36	1,680	2,234

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wyeth LLC	5.950%	4/1/37	16,860	22,626
	Zeneca Wilmington Inc.	7.000%	11/15/23	5,100	6,127
	Zimmer Biomet Holdings Inc.	4.625%	11/30/19	2,745	2,849
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	18,859	18,888
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	1,550	1,572
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	5,400	5,356
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	14,875	14,880
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	1,750	2,041
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	8,350	8,332
	Zoetis Inc.	3.450%	11/13/20	3,100	3,171
	Zoetis Inc.	3.250%	2/1/23	12,350	12,544
	Zoetis Inc.	4.500%	11/13/25	3,040	3,307
	Zoetis Inc.	3.000%	9/12/27	5,565	5,434
	Zoetis Inc.	4.700%	2/1/43	8,540	9,562
	Zoetis Inc.	3.950%	9/12/47	4,900	4,991

	Energy (2.6%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	3,122	4,014
	Anadarko Finance Co.	7.500%	5/1/31	6,375	8,176
	Anadarko Petroleum Corp.	8.700%	3/15/19	3,255	3,487
	Anadarko Petroleum Corp.	6.950%	6/15/19	675	717
	Anadarko Petroleum Corp.	4.850%	3/15/21	7,525	7,948
	Anadarko Petroleum Corp.	3.450%	7/15/24	5,345	5,300
	Anadarko Petroleum Corp.	5.550%	3/15/26	23,670	26,503
	Anadarko Petroleum Corp.	6.450%	9/15/36	14,405	17,715
	Anadarko Petroleum Corp.	7.950%	6/15/39	300	409
	Anadarko Petroleum Corp.	6.200%	3/15/40	5,125	6,159
	Anadarko Petroleum Corp.	4.500%	7/15/44	1,000	983
	Anadarko Petroleum Corp.	6.600%	3/15/46	9,150	11,674
	Andeavor	5.375%	10/1/22	2,000	2,065
10	Andeavor	4.750%	12/15/23	20,350	21,876
	Andeavor	5.125%	4/1/24	497	521
10	Andeavor	5.125%	12/15/26	15,800	17,380
	Andeavor	3.800%	4/1/28	4,625	4,635
	Andeavor	4.500%	4/1/48	5,200	5,257
	Andeavor Logistics LP / Tesoro Logistics
	Finance Corp.	3.500%	12/1/22	1,625	1,617
	Andeavor Logistics LP / Tesoro Logistics
	Finance Corp.	4.250%	12/1/27	3,500	3,535
	Andeavor Logistics LP / Tesoro Logistics
	Finance Corp.	5.200%	12/1/47	4,775	4,966
	Apache Corp.	3.625%	2/1/21	6,910	7,070
	Apache Corp.	3.250%	4/15/22	8,193	8,253
	Apache Corp.	6.000%	1/15/37	8,875	10,448
	Apache Corp.	5.100%	9/1/40	14,275	15,440
	Apache Corp.	5.250%	2/1/42	340	372
	Apache Corp.	4.750%	4/15/43	13,724	14,210
	Apache Corp.	4.250%	1/15/44	3,900	3,780
	Apache Finance Canada Corp.	7.750%	12/15/29	650	846
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	9,545	9,720
	Baker Hughes a GE Co. LLC	5.125%	9/15/40	6,740	7,916
10	Baker Hughes a GE Co. LLC / Baker Hughes
	Co-Obligor Inc.	2.773%	12/15/22	5,000	4,993

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
10	Baker Hughes a GE Co. LLC / Baker Hughes
	Co-Obligor Inc.	3.337%	12/15/27	9,000	8,980
10	Baker Hughes a GE Co. LLC / Baker Hughes
	Co-Obligor Inc.	4.080%	12/15/47	11,000	11,182
	Boardwalk Pipelines LP	5.750%	9/15/19	3,545	3,697
	Boardwalk Pipelines LP	3.375%	2/1/23	2,150	2,127
	Boardwalk Pipelines LP	4.950%	12/15/24	575	609
	Boardwalk Pipelines LP	5.950%	6/1/26	15,010	16,726
	Boardwalk Pipelines LP	4.450%	7/15/27	4,300	4,362
	BP Capital Markets plc	4.750%	3/10/19	5,775	5,954
	BP Capital Markets plc	1.676%	5/3/19	1,950	1,940
	BP Capital Markets plc	2.237%	5/10/19	6,000	6,009
	BP Capital Markets plc	1.768%	9/19/19	6,200	6,155
	BP Capital Markets plc	2.521%	1/15/20	13,705	13,795
	BP Capital Markets plc	2.315%	2/13/20	16,650	16,696
	BP Capital Markets plc	4.500%	10/1/20	11,578	12,233
	BP Capital Markets plc	4.742%	3/11/21	8,965	9,596
	BP Capital Markets plc	2.112%	9/16/21	9,200	9,079
	BP Capital Markets plc	3.561%	11/1/21	17,624	18,292
	BP Capital Markets plc	3.062%	3/17/22	3,900	3,980
	BP Capital Markets plc	3.245%	5/6/22	10,075	10,346
	BP Capital Markets plc	2.520%	9/19/22	5,200	5,178
	BP Capital Markets plc	2.500%	11/6/22	7,675	7,625
	BP Capital Markets plc	2.750%	5/10/23	22,515	22,565
	BP Capital Markets plc	3.994%	9/26/23	2,700	2,867
	BP Capital Markets plc	3.216%	11/28/23	1,800	1,838
	BP Capital Markets plc	3.814%	2/10/24	2,200	2,315
	BP Capital Markets plc	3.535%	11/4/24	7,225	7,510
	BP Capital Markets plc	3.506%	3/17/25	2,675	2,768
	BP Capital Markets plc	3.119%	5/4/26	13,681	13,779
	BP Capital Markets plc	3.017%	1/16/27	8,500	8,389
	BP Capital Markets plc	3.588%	4/14/27	2,100	2,168
	BP Capital Markets plc	3.279%	9/19/27	23,700	23,925
	BP Capital Markets plc	3.723%	11/28/28	3,700	3,858
	Buckeye Partners LP	2.650%	11/15/18	4,175	4,183
	Buckeye Partners LP	4.875%	2/1/21	1,000	1,048
	Buckeye Partners LP	4.150%	7/1/23	2,800	2,901
	Buckeye Partners LP	3.950%	12/1/26	10,300	10,062
	Buckeye Partners LP	4.125%	12/1/27	1,200	1,186
	Buckeye Partners LP	5.850%	11/15/43	3,125	3,368
	Buckeye Partners LP	5.600%	10/15/44	900	938
	Burlington Resources Finance Co.	7.200%	8/15/31	9,562	13,049
	Burlington Resources Finance Co.	7.400%	12/1/31	2,650	3,693
	Canadian Natural Resources Ltd.	3.450%	11/15/21	615	630
	Canadian Natural Resources Ltd.	2.950%	1/15/23	8,050	8,003
	Canadian Natural Resources Ltd.	3.800%	4/15/24	10,645	10,923
	Canadian Natural Resources Ltd.	3.850%	6/1/27	16,900	17,255
	Canadian Natural Resources Ltd.	7.200%	1/15/32	1,875	2,378
	Canadian Natural Resources Ltd.	6.450%	6/30/33	2,325	2,835
	Canadian Natural Resources Ltd.	5.850%	2/1/35	2,212	2,599
	Canadian Natural Resources Ltd.	6.500%	2/15/37	7,000	8,716
	Canadian Natural Resources Ltd.	6.250%	3/15/38	7,743	9,654
	Canadian Natural Resources Ltd.	6.750%	2/1/39	2,800	3,587
	Canadian Natural Resources Ltd.	4.950%	6/1/47	5,900	6,532

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cenovus Energy Inc.	5.700%	10/15/19	11,000	11,564
Cenovus Energy Inc.	3.000%	8/15/22	4,509	4,470
Cenovus Energy Inc.	3.800%	9/15/23	5,425	5,540
Cenovus Energy Inc.	4.250%	4/15/27	9,500	9,429
Cenovus Energy Inc.	5.250%	6/15/37	7,100	7,278
Cenovus Energy Inc.	6.750%	11/15/39	13,600	16,235
Cenovus Energy Inc.	4.450%	9/15/42	1,000	920
Cenovus Energy Inc.	5.200%	9/15/43	3,500	3,518
Cenovus Energy Inc.	5.400%	6/15/47	13,750	14,369
Chevron Corp.	1.686%	2/28/19	4,000	3,986
Chevron Corp.	4.950%	3/3/19	7,750	8,004
Chevron Corp.	1.561%	5/16/19	15,935	15,834
Chevron Corp.	2.193%	11/15/19	11,675	11,696
Chevron Corp.	1.961%	3/3/20	13,375	13,322
Chevron Corp.	1.991%	3/3/20	4,100	4,073
Chevron Corp.	2.419%	11/17/20	8,000	8,035
Chevron Corp.	2.100%	5/16/21	9,500	9,425
Chevron Corp.	2.411%	3/3/22	7,150	7,129
Chevron Corp.	2.498%	3/3/22	4,100	4,104
Chevron Corp.	2.355%	12/5/22	17,744	17,605
Chevron Corp.	3.191%	6/24/23	24,283	24,893
Chevron Corp.	2.895%	3/3/24	16,000	16,108
Chevron Corp.	3.326%	11/17/25	400	413
Chevron Corp.	2.954%	5/16/26	13,800	13,759
Cimarex Energy Co.	4.375%	6/1/24	5,900	6,262
Cimarex Energy Co.	3.900%	5/15/27	19,400	19,827
Columbia Pipeline Group Inc.	3.300%	6/1/20	1,550	1,569
Columbia Pipeline Group Inc.	4.500%	6/1/25	10,248	10,915
Columbia Pipeline Group Inc.	5.800%	6/1/45	7,400	9,172
Concho Resources Inc.	3.750%	10/1/27	10,500	10,605
Concho Resources Inc.	4.875%	10/1/47	2,500	2,731
Conoco Funding Co.	7.250%	10/15/31	1,475	2,018
ConocoPhillips	5.900%	10/15/32	1,725	2,133
ConocoPhillips	5.900%	5/15/38	5,661	7,438
ConocoPhillips	6.500%	2/1/39	19,363	27,097
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	5,971	7,622
ConocoPhillips Co.	2.200%	5/15/20	3,450	3,438
ConocoPhillips Co.	4.200%	3/15/21	5,280	5,525
ConocoPhillips Co.	2.875%	11/15/21	6,715	6,765
ConocoPhillips Co.	2.400%	12/15/22	29,381	28,982
ConocoPhillips Co.	3.350%	11/15/24	2,847	2,927
ConocoPhillips Co.	4.950%	3/15/26	22,085	25,066
ConocoPhillips Co.	4.150%	11/15/34	11,030	11,701
ConocoPhillips Co.	4.300%	11/15/44	1,375	1,499
ConocoPhillips Co.	5.950%	3/15/46	4,100	5,530
ConocoPhillips Holding Co.	6.950%	4/15/29	3,350	4,385
Devon Energy Corp.	4.000%	7/15/21	3,800	3,956
Devon Energy Corp.	3.250%	5/15/22	13,030	13,256
Devon Energy Corp.	5.850%	12/15/25	2,850	3,323
Devon Energy Corp.	7.950%	4/15/32	2,950	4,031
Devon Energy Corp.	5.600%	7/15/41	5,945	6,991
Devon Energy Corp.	4.750%	5/15/42	15,600	16,596
Devon Energy Corp.	5.000%	6/15/45	14,030	15,595
Devon Financing Co. LLC	7.875%	9/30/31	9,625	13,198

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Dominion Energy Gas Holdings LLC	2.500%	12/15/19	3,900	3,898
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	2,000	2,015
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	10,379	10,502
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	1,700	1,736
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	5,975	6,623
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	2,660	2,906
Enable Midstream Partners LP	2.400%	5/15/19	2,600	2,586
Enable Midstream Partners LP	3.900%	5/15/24	6,100	6,105
Enable Midstream Partners LP	4.400%	3/15/27	9,000	9,167
Enable Midstream Partners LP	5.000%	5/15/44	1,025	1,007
Enbridge Energy Partners LP	9.875%	3/1/19	1,230	1,326
Enbridge Energy Partners LP	5.200%	3/15/20	675	708
Enbridge Energy Partners LP	4.200%	9/15/21	9,950	10,342
Enbridge Energy Partners LP	5.875%	10/15/25	2,700	3,052
Enbridge Energy Partners LP	7.500%	4/15/38	6,400	8,294
Enbridge Energy Partners LP	5.500%	9/15/40	3,940	4,322
Enbridge Energy Partners LP	7.375%	10/15/45	3,390	4,508
Enbridge Inc.	2.900%	7/15/22	8,300	8,232
Enbridge Inc.	3.500%	6/10/24	1,100	1,102
Enbridge Inc.	4.250%	12/1/26	10,410	10,861
Enbridge Inc.	3.700%	7/15/27	6,500	6,513
Enbridge Inc.	4.500%	6/10/44	2,725	2,809
Enbridge Inc.	5.500%	12/1/46	4,800	5,771
Encana Corp.	6.500%	5/15/19	4,750	4,988
Encana Corp.	3.900%	11/15/21	3,500	3,598
Encana Corp.	8.125%	9/15/30	1,400	1,889
Encana Corp.	6.500%	8/15/34	9,300	11,505
Encana Corp.	6.625%	8/15/37	4,555	5,777
Encana Corp.	6.500%	2/1/38	4,300	5,407
Energy Transfer LP	9.700%	3/15/19	1,296	1,403
Energy Transfer LP	9.000%	4/15/19	1,914	2,065
Energy Transfer LP	4.150%	10/1/20	4,500	4,643
Energy Transfer LP	4.650%	6/1/21	3,727	3,906
Energy Transfer LP	5.200%	2/1/22	8,497	9,056
Energy Transfer LP	3.600%	2/1/23	4,375	4,386
Energy Transfer LP	4.900%	2/1/24	1,620	1,707
Energy Transfer LP	4.050%	3/15/25	18,485	18,468
Energy Transfer LP	4.750%	1/15/26	16,005	16,617
Energy Transfer LP	4.200%	4/15/27	8,300	8,202
Energy Transfer LP	8.250%	11/15/29	600	778
Energy Transfer LP	4.900%	3/15/35	2,950	2,905
Energy Transfer LP	6.625%	10/15/36	1,750	2,005
Energy Transfer LP	7.500%	7/1/38	3,257	4,036
Energy Transfer LP	6.050%	6/1/41	11,845	12,594
Energy Transfer LP	6.500%	2/1/42	10,026	11,321
Energy Transfer LP	5.150%	2/1/43	5,500	5,317
Energy Transfer LP	5.150%	3/15/45	6,680	6,468
Energy Transfer LP	6.125%	12/15/45	2,600	2,814
Energy Transfer LP	5.300%	4/15/47	13,775	13,646
Eni USA Inc.	7.300%	11/15/27	1,095	1,364
EnLink Midstream Partners LP	2.700%	4/1/19	850	849
EnLink Midstream Partners LP	4.400%	4/1/24	18,577	19,095
EnLink Midstream Partners LP	4.150%	6/1/25	925	933
EnLink Midstream Partners LP	4.850%	7/15/26	7,800	8,166

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
EnLink Midstream Partners LP	5.600%	4/1/44	3,500	3,685
EnLink Midstream Partners LP	5.050%	4/1/45	440	437
EnLink Midstream Partners LP	5.450%	6/1/47	2,800	2,946
Enterprise Products Operating LLC	6.500%	1/31/19	7,050	7,359
Enterprise Products Operating LLC	2.550%	10/15/19	6,900	6,921
Enterprise Products Operating LLC	5.200%	9/1/20	8,600	9,162
Enterprise Products Operating LLC	2.850%	4/15/21	1,000	1,008
Enterprise Products Operating LLC	4.050%	2/15/22	500	524
Enterprise Products Operating LLC	3.350%	3/15/23	6,050	6,164
Enterprise Products Operating LLC	3.900%	2/15/24	8,725	9,099
Enterprise Products Operating LLC	3.750%	2/15/25	15,025	15,465
Enterprise Products Operating LLC	3.950%	2/15/27	4,000	4,163
Enterprise Products Operating LLC	6.875%	3/1/33	7,343	9,565
Enterprise Products Operating LLC	6.650%	10/15/34	235	303
Enterprise Products Operating LLC	7.550%	4/15/38	3,130	4,400
Enterprise Products Operating LLC	6.125%	10/15/39	1,695	2,123
Enterprise Products Operating LLC	6.450%	9/1/40	2,425	3,161
Enterprise Products Operating LLC	5.950%	2/1/41	10,065	12,424
Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,984
Enterprise Products Operating LLC	4.850%	8/15/42	6,763	7,386
Enterprise Products Operating LLC	4.450%	2/15/43	13,617	14,049
Enterprise Products Operating LLC	4.850%	3/15/44	11,220	12,309
Enterprise Products Operating LLC	5.100%	2/15/45	1,490	1,692
Enterprise Products Operating LLC	4.900%	5/15/46	11,970	13,238
Enterprise Products Operating LLC	4.950%	10/15/54	2,125	2,315
5 Enterprise Products Operating LLC	5.250%	8/16/77	3,100	3,070
EOG Resources Inc.	4.400%	6/1/20	1,880	1,961
EOG Resources Inc.	4.100%	2/1/21	9,450	9,859
EOG Resources Inc.	2.625%	3/15/23	13,400	13,214
EOG Resources Inc.	3.150%	4/1/25	400	398
EOG Resources Inc.	4.150%	1/15/26	2,500	2,652
EOG Resources Inc.	3.900%	4/1/35	2,900	2,976
EQT Corp.	8.125%	6/1/19	5,625	6,061
EQT Corp.	2.500%	10/1/20	1,500	1,488
EQT Corp.	4.875%	11/15/21	2,100	2,241
EQT Corp.	3.000%	10/1/22	3,800	3,749
EQT Corp.	3.900%	10/1/27	11,500	11,403
EQT Midstream Partners LP	4.125%	12/1/26	3,600	3,584
Exxon Mobil Corp.	1.819%	3/15/19	2,250	2,244
Exxon Mobil Corp.	1.912%	3/6/20	15,382	15,311
Exxon Mobil Corp.	2.222%	3/1/21	23,125	23,082
Exxon Mobil Corp.	2.397%	3/6/22	27,250	27,242
Exxon Mobil Corp.	2.726%	3/1/23	26,400	26,562
Exxon Mobil Corp.	3.176%	3/15/24	250	257
Exxon Mobil Corp.	2.709%	3/6/25	4,600	4,573
Exxon Mobil Corp.	3.567%	3/6/45	4,850	4,878
Exxon Mobil Corp.	4.114%	3/1/46	19,250	21,394
Halliburton Co.	3.250%	11/15/21	4,525	4,608
Halliburton Co.	3.500%	8/1/23	5,450	5,593
Halliburton Co.	3.800%	11/15/25	21,450	22,241
Halliburton Co.	4.850%	11/15/35	10,950	12,274
Halliburton Co.	6.700%	9/15/38	5,920	7,900
Halliburton Co.	7.450%	9/15/39	1,859	2,659
Halliburton Co.	4.500%	11/15/41	2,707	2,852

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Halliburton Co.	4.750%	8/1/43	8,475	9,253
Halliburton Co.	5.000%	11/15/45	12,475	14,299
Helmerich & Payne International Drilling Co.	4.650%	3/15/25	3,500	3,677
Hess Corp.	3.500%	7/15/24	1,600	1,578
Hess Corp.	4.300%	4/1/27	11,500	11,522
Hess Corp.	7.875%	10/1/29	1,900	2,345
Hess Corp.	7.300%	8/15/31	950	1,144
Hess Corp.	7.125%	3/15/33	2,050	2,479
Hess Corp.	6.000%	1/15/40	12,640	13,846
Hess Corp.	5.600%	2/15/41	9,330	10,047
Hess Corp.	5.800%	4/1/47	6,400	7,084
HollyFrontier Corp.	5.875%	4/1/26	2,350	2,616
Husky Energy Inc.	6.150%	6/15/19	275	288
Husky Energy Inc.	7.250%	12/15/19	2,020	2,192
Husky Energy Inc.	3.950%	4/15/22	24,800	25,676
Husky Energy Inc.	4.000%	4/15/24	5,300	5,491
Husky Energy Inc.	6.800%	9/15/37	4,310	5,593
Kerr-McGee Corp.	6.950%	7/1/24	5,505	6,490
Kerr-McGee Corp.	7.875%	9/15/31	1,775	2,347
Kinder Morgan Energy Partners LP	2.650%	2/1/19	13,350	13,355
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,127	5,465
Kinder Morgan Energy Partners LP	6.850%	2/15/20	10,075	10,921
Kinder Morgan Energy Partners LP	6.500%	4/1/20	4,961	5,347
Kinder Morgan Energy Partners LP	5.300%	9/15/20	1,400	1,489
Kinder Morgan Energy Partners LP	5.000%	10/1/21	11,940	12,721
Kinder Morgan Energy Partners LP	4.150%	3/1/22	4,426	4,582
Kinder Morgan Energy Partners LP	3.950%	9/1/22	16,075	16,505
Kinder Morgan Energy Partners LP	3.450%	2/15/23	8,700	8,738
Kinder Morgan Energy Partners LP	3.500%	9/1/23	8,783	8,776
Kinder Morgan Energy Partners LP	4.300%	5/1/24	5,900	6,140
Kinder Morgan Energy Partners LP	4.250%	9/1/24	8,612	8,912
Kinder Morgan Energy Partners LP	7.400%	3/15/31	1,980	2,425
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,000	2,488
Kinder Morgan Energy Partners LP	6.500%	2/1/37	6,250	7,297
Kinder Morgan Energy Partners LP	6.950%	1/15/38	5,815	7,253
Kinder Morgan Energy Partners LP	6.500%	9/1/39	8,425	9,919
Kinder Morgan Energy Partners LP	6.550%	9/15/40	4,500	5,308
Kinder Morgan Energy Partners LP	7.500%	11/15/40	150	191
Kinder Morgan Energy Partners LP	6.375%	3/1/41	4,100	4,730
Kinder Morgan Energy Partners LP	5.625%	9/1/41	7,500	7,979
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,575	2,617
Kinder Morgan Energy Partners LP	4.700%	11/1/42	6,400	6,205
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,000	1,008
Kinder Morgan Energy Partners LP	5.500%	3/1/44	1,200	1,283
Kinder Morgan Inc.	6.500%	9/15/20	1,500	1,641
Kinder Morgan Inc.	3.150%	1/15/23	2,500	2,476
Kinder Morgan Inc.	4.300%	6/1/25	11,800	12,283
Kinder Morgan Inc.	7.800%	8/1/31	2,730	3,519
Kinder Morgan Inc.	7.750%	1/15/32	5,450	7,010
Kinder Morgan Inc.	5.300%	12/1/34	5,000	5,309
Kinder Morgan Inc.	5.550%	6/1/45	19,855	21,619
Kinder Morgan Inc.	5.050%	2/15/46	10,027	10,405
Magellan Midstream Partners LP	6.550%	7/15/19	6,750	7,149
Magellan Midstream Partners LP	4.250%	2/1/21	3,950	4,116

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Magellan Midstream Partners LP	5.000%	3/1/26	10,500	11,677
Magellan Midstream Partners LP	5.150%	10/15/43	2,825	3,186
Magellan Midstream Partners LP	4.250%	9/15/46	2,800	2,850
Magellan Midstream Partners LP	4.200%	10/3/47	6,460	6,521
Marathon Oil Corp.	2.700%	6/1/20	6,060	6,056
Marathon Oil Corp.	2.800%	11/1/22	7,600	7,487
Marathon Oil Corp.	3.850%	6/1/25	6,470	6,568
Marathon Oil Corp.	4.400%	7/15/27	5,000	5,224
Marathon Oil Corp.	6.800%	3/15/32	2,770	3,350
Marathon Oil Corp.	6.600%	10/1/37	7,741	9,661
Marathon Oil Corp.	5.200%	6/1/45	10,310	11,331
Marathon Petroleum Corp.	3.400%	12/15/20	2,800	2,861
Marathon Petroleum Corp.	5.125%	3/1/21	6,000	6,424
Marathon Petroleum Corp.	3.625%	9/15/24	5,150	5,248
Marathon Petroleum Corp.	6.500%	3/1/41	11,639	14,570
Marathon Petroleum Corp.	4.750%	9/15/44	1,676	1,718
Marathon Petroleum Corp.	5.000%	9/15/54	2,350	2,380
MPLX LP	4.500%	7/15/23	15,240	16,080
MPLX LP	4.875%	12/1/24	21,992	23,622
MPLX LP	4.000%	2/15/25	3,000	3,057
MPLX LP	4.875%	6/1/25	6,300	6,744
MPLX LP	4.125%	3/1/27	9,700	9,901
MPLX LP	5.200%	3/1/47	7,400	8,061
Nabors Industries Inc.	6.150%	2/15/18	4,299	4,313
Nabors Industries Inc.	9.250%	1/15/19	5,255	5,564
National Fuel Gas Co.	3.950%	9/15/27	1,900	1,887
National Oilwell Varco Inc.	2.600%	12/1/22	23,415	22,870
National Oilwell Varco Inc.	3.950%	12/1/42	2,800	2,470
Noble Energy Inc.	4.150%	12/15/21	9,100	9,495
Noble Energy Inc.	3.850%	1/15/28	5,550	5,566
Noble Energy Inc.	6.000%	3/1/41	2,050	2,429
Noble Energy Inc.	5.250%	11/15/43	12,260	13,342
Noble Energy Inc.	4.950%	8/15/47	5,500	5,824
Occidental Petroleum Corp.	4.100%	2/1/21	17,260	18,023
Occidental Petroleum Corp.	3.125%	2/15/22	7,640	7,821
Occidental Petroleum Corp.	2.700%	2/15/23	4,225	4,212
Occidental Petroleum Corp.	3.500%	6/15/25	9,200	9,502
Occidental Petroleum Corp.	3.400%	4/15/26	12,100	12,413
Occidental Petroleum Corp.	4.625%	6/15/45	3,500	3,942
Occidental Petroleum Corp.	4.400%	4/15/46	5,375	5,932
Occidental Petroleum Corp.	4.100%	2/15/47	5,500	5,846
Oceaneering International Inc.	4.650%	11/15/24	2,150	2,094
ONEOK Inc.	7.500%	9/1/23	7,103	8,452
ONEOK Inc.	4.000%	7/13/27	3,800	3,859
ONEOK Inc.	6.000%	6/15/35	600	690
ONEOK Inc.	4.950%	7/13/47	17,964	18,695
ONEOK Partners LP	3.375%	10/1/22	16,509	16,631
ONEOK Partners LP	6.650%	10/1/36	8,203	10,071
ONEOK Partners LP	6.850%	10/15/37	6,825	8,565
ONEOK Partners LP	6.200%	9/15/43	3,200	3,792
Petro-Canada	5.350%	7/15/33	1,325	1,558
Petro-Canada	5.950%	5/15/35	6,395	8,052
Petro-Canada	6.800%	5/15/38	5,525	7,577
Phillips 66	4.300%	4/1/22	13,360	14,110

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Phillips 66	4.650%	11/15/34	500	547
Phillips 66	5.875%	5/1/42	10,960	13,970
Phillips 66	4.875%	11/15/44	16,305	18,572
Phillips 66 Partners LP	2.646%	2/15/20	1,255	1,252
Phillips 66 Partners LP	3.605%	2/15/25	3,500	3,520
Phillips 66 Partners LP	3.550%	10/1/26	7,950	7,859
Phillips 66 Partners LP	3.750%	3/1/28	2,000	1,993
Phillips 66 Partners LP	4.680%	2/15/45	3,375	3,462
Phillips 66 Partners LP	4.900%	10/1/46	1,900	2,002
Pioneer Natural Resources Co.	3.450%	1/15/21	4,000	4,093
Pioneer Natural Resources Co.	3.950%	7/15/22	8,853	9,217
Pioneer Natural Resources Co.	4.450%	1/15/26	9,650	10,333
Plains All American Pipeline LP / PAA
Finance Corp.	5.750%	1/15/20	12,660	13,329
Plains All American Pipeline LP / PAA
Finance Corp.	5.000%	2/1/21	1,460	1,531
Plains All American Pipeline LP / PAA
Finance Corp.	3.650%	6/1/22	3,940	3,954
Plains All American Pipeline LP / PAA
Finance Corp.	2.850%	1/31/23	7,507	7,178
Plains All American Pipeline LP / PAA
Finance Corp.	3.850%	10/15/23	2,396	2,384
Plains All American Pipeline LP / PAA
Finance Corp.	3.600%	11/1/24	14,960	14,531
Plains All American Pipeline LP / PAA
Finance Corp.	4.650%	10/15/25	6,715	6,902
Plains All American Pipeline LP / PAA
Finance Corp.	4.500%	12/15/26	7,275	7,407
Plains All American Pipeline LP / PAA
Finance Corp.	5.150%	6/1/42	2,975	2,893
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	8,575	7,528
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	4,575	4,271
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.750%	9/1/20	1,725	1,839
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.875%	3/1/22	5,950	6,478
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.000%	10/1/22	14,400	15,336
Sabine Pass Liquefaction LLC	5.625%	2/1/21	16,015	17,116
Sabine Pass Liquefaction LLC	6.250%	3/15/22	11,900	13,194
Sabine Pass Liquefaction LLC	5.625%	4/15/23	15,400	16,825
Sabine Pass Liquefaction LLC	5.750%	5/15/24	18,500	20,489
Sabine Pass Liquefaction LLC	5.625%	3/1/25	19,925	21,918
Sabine Pass Liquefaction LLC	5.875%	6/30/26	22,150	24,697
Sabine Pass Liquefaction LLC	5.000%	3/15/27	4,130	4,398
Sabine Pass Liquefaction LLC	4.200%	3/15/28	11,300	11,470
Schlumberger Investment SA	3.650%	12/1/23	17,513	18,377
Shell International Finance BV	1.375%	5/10/19	4,200	4,159
Shell International Finance BV	1.375%	9/12/19	9,800	9,680
Shell International Finance BV	4.300%	9/22/19	35,800	37,108
Shell International Finance BV	4.375%	3/25/20	7,650	8,006
Shell International Finance BV	2.125%	5/11/20	10,000	9,978

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Shell International Finance BV	2.250%	11/10/20	550	550
	Shell International Finance BV	1.875%	5/10/21	20,000	19,683
	Shell International Finance BV	1.750%	9/12/21	10,000	9,755
	Shell International Finance BV	2.375%	8/21/22	11,865	11,752
	Shell International Finance BV	2.250%	1/6/23	5,150	5,058
	Shell International Finance BV	3.400%	8/12/23	7,080	7,340
	Shell International Finance BV	3.250%	5/11/25	3,700	3,801
	Shell International Finance BV	2.875%	5/10/26	16,200	16,122
	Shell International Finance BV	2.500%	9/12/26	12,500	12,105
	Shell International Finance BV	4.125%	5/11/35	26,241	28,705
	Shell International Finance BV	6.375%	12/15/38	16,542	23,122
	Shell International Finance BV	5.500%	3/25/40	4,025	5,120
	Shell International Finance BV	3.625%	8/21/42	8,275	8,276
	Shell International Finance BV	4.550%	8/12/43	4,975	5,685
	Shell International Finance BV	4.375%	5/11/45	21,871	24,584
	Shell International Finance BV	4.000%	5/10/46	24,950	26,466
	Shell International Finance BV	3.750%	9/12/46	16,350	16,686
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	7,315	7,631
	Spectra Energy Partners LP	4.750%	3/15/24	8,500	9,188
	Spectra Energy Partners LP	3.500%	3/15/25	9,050	9,064
	Spectra Energy Partners LP	3.375%	10/15/26	2,075	2,039
	Spectra Energy Partners LP	5.950%	9/25/43	2,240	2,742
	Spectra Energy Partners LP	4.500%	3/15/45	3,300	3,414
	Suncor Energy Inc.	3.600%	12/1/24	350	358
	Suncor Energy Inc.	7.150%	2/1/32	3,475	4,585
	Suncor Energy Inc.	5.950%	12/1/34	575	721
	Suncor Energy Inc.	6.500%	6/15/38	10,220	13,655
	Suncor Energy Inc.	6.850%	6/1/39	2,255	3,124
	Suncor Energy Inc.	4.000%	11/15/47	6,000	6,143
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	6,450	6,705
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	575	587
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	1,000	1,115
	Sunoco Logistics Partners Operations LP	3.900%	7/15/26	18,000	17,610
	Sunoco Logistics Partners Operations LP	4.000%	10/1/27	5,600	5,498
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	250	264
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	5,525	5,183
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	10,975	10,846
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	4,475	4,435
	Sunoco Logistics Partners Operations LP	5.400%	10/1/47	7,000	7,058
	TC PipeLines LP	3.900%	5/25/27	2,600	2,611
10	TechnipFMC plc	3.450%	10/1/22	8,495	8,453
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	825	980
	Texas Eastern Transmission LP	7.000%	7/15/32	3,205	4,131
	Tosco Corp.	7.800%	1/1/27	315	413
	Tosco Corp.	8.125%	2/15/30	4,600	6,565
	Total Capital Canada Ltd.	2.750%	7/15/23	6,800	6,830
	Total Capital International SA	2.125%	1/10/19	8,050	8,054
	Total Capital International SA	2.100%	6/19/19	21,700	21,705
	Total Capital International SA	2.750%	6/19/21	22,675	22,933
	Total Capital International SA	2.875%	2/17/22	10,975	11,105
	Total Capital International SA	2.700%	1/25/23	8,950	8,965
	Total Capital International SA	3.700%	1/15/24	7,675	8,080
	Total Capital International SA	3.750%	4/10/24	2,991	3,152

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Total Capital SA	4.450%	6/24/20	5,075	5,343
Total Capital SA	4.125%	1/28/21	3,005	3,163
TransCanada PipeLines Ltd.	2.125%	11/15/19	7,300	7,278
TransCanada PipeLines Ltd.	3.800%	10/1/20	7,332	7,597
TransCanada PipeLines Ltd.	2.500%	8/1/22	6,075	6,024
TransCanada PipeLines Ltd.	3.750%	10/16/23	4,775	4,994
TransCanada PipeLines Ltd.	4.875%	1/15/26	5,221	5,854
TransCanada PipeLines Ltd.	4.625%	3/1/34	7,750	8,652
TransCanada PipeLines Ltd.	5.600%	3/31/34	2,000	2,440
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,225	4,042
TransCanada PipeLines Ltd.	6.200%	10/15/37	14,075	18,546
TransCanada PipeLines Ltd.	7.250%	8/15/38	2,650	3,854
TransCanada PipeLines Ltd.	7.625%	1/15/39	2,500	3,765
TransCanada PipeLines Ltd.	6.100%	6/1/40	3,975	5,250
TransCanada PipeLines Ltd.	5.000%	10/16/43	9,835	11,631
Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	10,000	12,782
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	500	591
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	2,923	3,079
Valero Energy Corp.	9.375%	3/15/19	2,150	2,328
Valero Energy Corp.	6.125%	2/1/20	3,875	4,158
Valero Energy Corp.	3.650%	3/15/25	1,250	1,288
Valero Energy Corp.	3.400%	9/15/26	15,300	15,306
Valero Energy Corp.	7.500%	4/15/32	4,025	5,407
Valero Energy Corp.	6.625%	6/15/37	10,506	13,897
Valero Energy Corp.	4.900%	3/15/45	6,850	7,837
Valero Energy Partners LP	4.375%	12/15/26	1,800	1,876
Western Gas Partners LP	5.375%	6/1/21	7,275	7,677
Western Gas Partners LP	3.950%	6/1/25	4,300	4,296
Western Gas Partners LP	4.650%	7/1/26	2,000	2,078
Western Gas Partners LP	5.450%	4/1/44	11,925	12,679
Williams Partners LP	5.250%	3/15/20	6,751	7,134
Williams Partners LP	4.000%	11/15/21	3,250	3,361
Williams Partners LP	3.600%	3/15/22	16,405	16,696
Williams Partners LP	3.350%	8/15/22	6,350	6,405
Williams Partners LP	4.500%	11/15/23	3,550	3,751
Williams Partners LP	4.300%	3/4/24	4,000	4,180
Williams Partners LP	3.900%	1/15/25	24,518	25,041
Williams Partners LP	4.000%	9/15/25	7,275	7,462
Williams Partners LP	3.750%	6/15/27	17,750	17,786
Williams Partners LP	6.300%	4/15/40	4,045	4,988
Williams Partners LP	5.800%	11/15/43	9,725	11,407
Williams Partners LP	5.400%	3/4/44	1,450	1,634
Williams Partners LP	4.900%	1/15/45	1,250	1,327
Williams Partners LP	5.100%	9/15/45	9,345	10,174
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	8,300	8,674

Other Industrial (0.1%)
California Institute of Technology GO	4.321%	8/1/45	1,025	1,174
California Institute of Technology GO	4.700%	11/1/11	5,600	6,176
CBRE Services Inc.	5.250%	3/15/25	3,700	4,068
CBRE Services Inc.	4.875%	3/1/26	10,970	11,891
Cintas Corp. No 2	2.900%	4/1/22	3,500	3,522
Cintas Corp. No 2	3.250%	6/1/22	1,025	1,056
Cintas Corp. No 2	3.700%	4/1/27	8,075	8,393

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cintas Corp. No 2	6.150%	8/15/36	259	327
Fluor Corp.	3.375%	9/15/21	3,630	3,709
Fluor Corp.	3.500%	12/15/24	6,650	6,826
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	3,975	4,106
5 Johns Hopkins University Maryland GO	4.083%	7/1/53	5,350	5,759
5 Massachusetts Institute of Technology GO	3.959%	7/1/38	45	49
Massachusetts Institute of Technology GO	5.600%	7/1/11	6,425	9,010
Massachusetts Institute of Technology GO	4.678%	7/1/14	13,775	16,083
Massachusetts Institute of Technology GO	3.885%	7/1/16	4,800	4,801
5 Northwestern University Illinois GO	3.662%	12/1/57	2,100	2,166
5 Northwestern University Illinois GO	4.643%	12/1/44	4,850	5,885
President & Fellows of Harvard College
Massachusetts GO	3.619%	10/1/37	2,700	2,871
President & Fellows of Harvard College
Massachusetts Revenue	3.300%	7/15/56	300	296
5 Rice University Texas GO	3.574%	5/15/45	6,400	6,421
Stanford University California GO	3.647%	5/1/48	6,000	6,416
University of Notre Dame du Lac	3.394%	2/15/48	2,700	2,715
5 University of Notre Dame du Lac Indiana GO	3.438%	2/15/45	7,925	8,000
University of Pennsylvania GO	4.674%	9/1/12	5,200	5,797
5 University of Southern California GO	3.028%	10/1/39	7,751	7,302
5 University of Southern California GO	3.841%	10/1/47	9,500	10,131
Yale University Connecticut GO	2.086%	4/15/19	2,000	2,002

Technology (2.4%)
Adobe Systems Inc.	4.750%	2/1/20	4,275	4,500
Adobe Systems Inc.	3.250%	2/1/25	9,708	9,952
Alphabet Inc.	3.625%	5/19/21	3,125	3,269
Alphabet Inc.	1.998%	8/15/26	12,425	11,699
Altera Corp.	4.100%	11/15/23	6,000	6,444
Amphenol Corp.	2.550%	1/30/19	8,525	8,537
Amphenol Corp.	2.200%	4/1/20	2,150	2,138
Amphenol Corp.	3.125%	9/15/21	5,205	5,276
Analog Devices Inc.	2.500%	12/5/21	3,500	3,471
Analog Devices Inc.	2.875%	6/1/23	7,600	7,566
Analog Devices Inc.	3.125%	12/5/23	6,800	6,829
Analog Devices Inc.	3.500%	12/5/26	13,196	13,343
Apple Inc.	1.550%	2/8/19	3,200	3,189
Apple Inc.	2.100%	5/6/19	14,375	14,410
Apple Inc.	1.100%	8/2/19	15,949	15,787
Apple Inc.	1.500%	9/12/19	7,525	7,462
Apple Inc.	1.800%	11/13/19	7,850	7,818
Apple Inc.	1.550%	2/7/20	11,475	11,335
Apple Inc.	1.900%	2/7/20	6,000	5,972
Apple Inc.	2.000%	5/6/20	8,300	8,272
Apple Inc.	1.800%	5/11/20	8,025	7,946
Apple Inc.	2.000%	11/13/20	8,875	8,819
Apple Inc.	2.250%	2/23/21	35,295	35,247
Apple Inc.	2.850%	5/6/21	37,585	38,204
Apple Inc.	1.550%	8/4/21	10,525	10,214
Apple Inc.	2.150%	2/9/22	9,175	9,155
Apple Inc.	2.500%	2/9/22	16,900	16,916
Apple Inc.	2.300%	5/11/22	13,650	13,535
Apple Inc.	2.700%	5/13/22	25,909	26,117

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Apple Inc.	2.400%	1/13/23	5,875	5,816
	Apple Inc.	2.850%	2/23/23	4,000	4,049
	Apple Inc.	2.400%	5/3/23	38,503	38,093
	Apple Inc.	3.000%	2/9/24	12,450	12,592
	Apple Inc.	3.450%	5/6/24	9,905	10,268
	Apple Inc.	2.850%	5/11/24	22,100	22,171
	Apple Inc.	2.750%	1/13/25	9,300	9,226
	Apple Inc.	2.500%	2/9/25	12,700	12,404
	Apple Inc.	3.200%	5/13/25	13,044	13,289
	Apple Inc.	3.250%	2/23/26	34,675	35,386
	Apple Inc.	2.450%	8/4/26	13,250	12,727
	Apple Inc.	3.350%	2/9/27	26,195	26,827
	Apple Inc.	3.200%	5/11/27	20,175	20,412
	Apple Inc.	2.900%	9/12/27	15,200	14,966
	Apple Inc.	3.000%	11/13/27	11,825	11,760
	Apple Inc.	4.500%	2/23/36	11,200	12,818
	Apple Inc.	3.850%	5/4/43	21,425	22,296
	Apple Inc.	4.450%	5/6/44	10,325	11,689
	Apple Inc.	3.450%	2/9/45	10,250	10,013
	Apple Inc.	4.375%	5/13/45	6,660	7,499
	Apple Inc.	4.650%	2/23/46	46,125	53,801
	Apple Inc.	3.850%	8/4/46	23,420	24,273
	Apple Inc.	4.250%	2/9/47	2,850	3,153
	Apple Inc.	3.750%	9/12/47	7,525	7,695
	Apple Inc.	3.750%	11/13/47	9,275	9,536
	Applied Materials Inc.	2.625%	10/1/20	3,275	3,309
	Applied Materials Inc.	4.300%	6/15/21	6,840	7,257
	Applied Materials Inc.	3.900%	10/1/25	17,280	18,354
	Applied Materials Inc.	3.300%	4/1/27	6,025	6,114
	Applied Materials Inc.	5.100%	10/1/35	3,550	4,273
	Applied Materials Inc.	5.850%	6/15/41	5,835	7,710
	Applied Materials Inc.	4.350%	4/1/47	7,300	8,223
	Arrow Electronics Inc.	3.500%	4/1/22	2,500	2,531
	Arrow Electronics Inc.	4.500%	3/1/23	3,450	3,609
	Arrow Electronics Inc.	3.250%	9/8/24	3,925	3,843
	Arrow Electronics Inc.	4.000%	4/1/25	3,500	3,570
	Arrow Electronics Inc.	3.875%	1/12/28	4,525	4,499
	Autodesk Inc.	3.125%	6/15/20	1,500	1,501
	Autodesk Inc.	3.600%	12/15/22	825	844
	Autodesk Inc.	4.375%	6/15/25	2,350	2,472
	Autodesk Inc.	3.500%	6/15/27	4,925	4,841
	Avnet Inc.	5.875%	6/15/20	4,300	4,575
	Avnet Inc.	3.750%	12/1/21	2,000	2,027
	Avnet Inc.	4.875%	12/1/22	3,050	3,210
	Avnet Inc.	4.625%	4/15/26	4,750	4,932
	Baidu Inc.	2.750%	6/9/19	2,500	2,504
	Baidu Inc.	2.875%	7/6/22	13,775	13,626
	Baidu Inc.	3.500%	11/28/22	7,200	7,320
	Baidu Inc.	3.625%	7/6/27	5,000	4,937
10	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	2.375%	1/15/20	21,325	21,197
10	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	2.200%	1/15/21	6,125	5,991

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
10	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.000%	1/15/22	27,050	26,862
10	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	2.650%	1/15/23	12,300	11,862
10	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.625%	1/15/24	21,025	20,924
10	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.125%	1/15/25	9,025	8,622
10	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.875%	1/15/27	47,101	46,327
10	Broadcom Corp. / Broadcom Cayman Finance
	Ltd.	3.500%	1/15/28	11,025	10,506
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,150	2,221
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	2,700	2,644
	CA Inc.	5.375%	12/1/19	3,545	3,719
	CA Inc.	3.600%	8/1/20	5,900	6,027
	CA Inc.	4.700%	3/15/27	2,750	2,849
	Cadence Design Systems Inc.	4.375%	10/15/24	725	763
	Cisco Systems Inc.	4.950%	2/15/19	16,325	16,859
	Cisco Systems Inc.	1.600%	2/28/19	16,450	16,371
	Cisco Systems Inc.	2.125%	3/1/19	30,075	30,137
	Cisco Systems Inc.	1.400%	9/20/19	9,800	9,693
	Cisco Systems Inc.	4.450%	1/15/20	11,850	12,385
	Cisco Systems Inc.	2.450%	6/15/20	12,325	12,390
	Cisco Systems Inc.	2.200%	2/28/21	25,300	25,181
	Cisco Systems Inc.	2.900%	3/4/21	1,300	1,322
	Cisco Systems Inc.	1.850%	9/20/21	6,275	6,159
	Cisco Systems Inc.	2.600%	2/28/23	3,550	3,553
	Cisco Systems Inc.	2.200%	9/20/23	5,000	4,898
	Cisco Systems Inc.	3.625%	3/4/24	3,950	4,164
	Cisco Systems Inc.	2.950%	2/28/26	14,700	14,727
	Cisco Systems Inc.	2.500%	9/20/26	7,200	6,977
	Cisco Systems Inc.	5.900%	2/15/39	13,950	19,061
	Cisco Systems Inc.	5.500%	1/15/40	15,492	20,383
	Citrix Systems Inc.	4.500%	12/1/27	7,650	7,774
	Corning Inc.	6.625%	5/15/19	275	291
	Corning Inc.	4.250%	8/15/20	75	78
	Corning Inc.	2.900%	5/15/22	4,675	4,663
	Corning Inc.	5.750%	8/15/40	7,910	9,684
	Corning Inc.	4.375%	11/15/57	5,900	5,803
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	3.480%	6/1/19	28,350	28,708
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	4.420%	6/15/21	37,025	38,594
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	5.450%	6/15/23	41,105	44,359
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	6.020%	6/15/26	36,325	39,890
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.100%	7/15/36	12,840	16,228
10	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.350%	7/15/46	15,930	20,504
	DXC Technology Co.	2.875%	3/27/20	3,600	3,614
	DXC Technology Co.	4.250%	4/15/24	7,500	7,808

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	DXC Technology Co.	4.750%	4/15/27	6,000	6,372
	Enterprise Services LLC	7.450%	10/15/29	500	619
	Equifax Inc.	2.300%	6/1/21	9,550	9,291
	Fidelity National Information Services Inc.	3.625%	10/15/20	15,158	15,560
	Fidelity National Information Services Inc.	2.250%	8/15/21	6,375	6,274
	Fidelity National Information Services Inc.	4.500%	10/15/22	2,490	2,663
	Fidelity National Information Services Inc.	3.500%	4/15/23	5,276	5,390
	Fidelity National Information Services Inc.	3.875%	6/5/24	1,257	1,302
	Fidelity National Information Services Inc.	5.000%	10/15/25	4,038	4,458
	Fidelity National Information Services Inc.	3.000%	8/15/26	9,650	9,332
	Fidelity National Information Services Inc.	4.500%	8/15/46	9,900	10,284
	Fiserv Inc.	2.700%	6/1/20	4,575	4,605
	Fiserv Inc.	3.500%	10/1/22	2,425	2,496
	Fiserv Inc.	3.850%	6/1/25	9,125	9,492
	Flex Ltd.	4.625%	2/15/20	1,750	1,809
	Flex Ltd.	5.000%	2/15/23	1,530	1,640
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	33,380	34,081
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	17,575	18,467
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	19,500	20,550
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	4,500	4,879
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	15,450	16,362
	HP Inc.	3.750%	12/1/20	2,009	2,063
	HP Inc.	4.300%	6/1/21	4,630	4,857
	HP Inc.	4.375%	9/15/21	18,675	19,665
	HP Inc.	4.650%	12/9/21	12,415	13,196
	HP Inc.	6.000%	9/15/41	7,570	8,168
	IBM Credit LLC	1.625%	9/6/19	6,750	6,705
	IBM Credit LLC	1.800%	1/20/21	7,100	6,987
	IBM Credit LLC	2.200%	9/8/22	6,350	6,226
	Intel Corp.	1.850%	5/11/20	7,300	7,258
	Intel Corp.	2.450%	7/29/20	11,615	11,693
	Intel Corp.	1.700%	5/19/21	5,375	5,265
	Intel Corp.	3.300%	10/1/21	12,525	12,960
	Intel Corp.	2.350%	5/11/22	5,500	5,467
	Intel Corp.	3.100%	7/29/22	6,025	6,182
	Intel Corp.	2.700%	12/15/22	14,575	14,720
	Intel Corp.	2.875%	5/11/24	9,500	9,563
	Intel Corp.	3.700%	7/29/25	11,825	12,485
	Intel Corp.	2.600%	5/19/26	100	98
	Intel Corp.	3.150%	5/11/27	7,650	7,784
	Intel Corp.	4.000%	12/15/32	4,800	5,287
	Intel Corp.	4.800%	10/1/41	5,072	6,089
	Intel Corp.	4.100%	5/19/46	6,725	7,347
	Intel Corp.	4.100%	5/11/47	7,965	8,777
10	Intel Corp.	3.734%	12/8/47	29,885	31,142
	International Business Machines Corp.	1.950%	2/12/19	13,192	13,179
	International Business Machines Corp.	1.875%	5/15/19	775	773
	International Business Machines Corp.	1.900%	1/27/20	7,500	7,467
	International Business Machines Corp.	1.625%	5/15/20	9,751	9,625
	International Business Machines Corp.	2.900%	11/1/21	7,325	7,438
	International Business Machines Corp.	2.500%	1/27/22	6,575	6,579
	International Business Machines Corp.	1.875%	8/1/22	11,185	10,854
	International Business Machines Corp.	2.875%	11/9/22	30,760	31,010
	International Business Machines Corp.	3.375%	8/1/23	13,825	14,280

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
International Business Machines Corp.	3.625%	2/12/24	15,650	16,339
International Business Machines Corp.	7.000%	10/30/25	2,850	3,652
International Business Machines Corp.	3.450%	2/19/26	10,469	10,818
International Business Machines Corp.	3.300%	1/27/27	6,500	6,625
International Business Machines Corp.	6.220%	8/1/27	1,975	2,463
International Business Machines Corp.	5.875%	11/29/32	100	129
International Business Machines Corp.	5.600%	11/30/39	1,098	1,430
International Business Machines Corp.	4.000%	6/20/42	11,097	11,696
International Business Machines Corp.	4.700%	2/19/46	9,100	10,693
Jabil Inc.	5.625%	12/15/20	1,375	1,467
Jabil Inc.	4.700%	9/15/22	1,500	1,578
Juniper Networks Inc.	3.125%	2/26/19	2,700	2,718
Juniper Networks Inc.	3.300%	6/15/20	1,000	1,008
Juniper Networks Inc.	4.600%	3/15/21	900	943
Juniper Networks Inc.	4.350%	6/15/25	725	744
Juniper Networks Inc.	5.950%	3/15/41	5,800	6,497
Keysight Technologies Inc.	3.300%	10/30/19	3,135	3,168
Keysight Technologies Inc.	4.550%	10/30/24	4,075	4,321
Keysight Technologies Inc.	4.600%	4/6/27	5,375	5,663
KLA-Tencor Corp.	4.125%	11/1/21	8,950	9,339
KLA-Tencor Corp.	4.650%	11/1/24	10,090	10,913
Lam Research Corp.	2.750%	3/15/20	3,300	3,305
Lam Research Corp.	2.800%	6/15/21	7,400	7,440
Lam Research Corp.	3.800%	3/15/25	2,700	2,810
Maxim Integrated Products Inc.	3.375%	3/15/23	3,875	3,916
Maxim Integrated Products Inc.	3.450%	6/15/27	5,200	5,215
Microsoft Corp.	4.200%	6/1/19	1,265	1,303
Microsoft Corp.	1.100%	8/8/19	19,550	19,283
Microsoft Corp.	1.850%	2/6/20	4,000	3,959
Microsoft Corp.	1.850%	2/12/20	150	149
Microsoft Corp.	3.000%	10/1/20	2,000	2,046
Microsoft Corp.	2.000%	11/3/20	35,675	35,510
Microsoft Corp.	4.000%	2/8/21	3,825	4,022
Microsoft Corp.	1.550%	8/8/21	18,025	17,552
Microsoft Corp.	2.400%	2/6/22	13,000	12,998
Microsoft Corp.	2.375%	2/12/22	9,625	9,723
Microsoft Corp.	2.650%	11/3/22	36,380	36,701
Microsoft Corp.	2.125%	11/15/22	4,350	4,281
Microsoft Corp.	2.375%	5/1/23	1,150	1,139
Microsoft Corp.	2.000%	8/8/23	17,100	16,617
Microsoft Corp.	3.625%	12/15/23	150	158
Microsoft Corp.	2.875%	2/6/24	27,600	27,924
Microsoft Corp.	2.700%	2/12/25	8,825	8,788
Microsoft Corp.	3.125%	11/3/25	17,550	17,893
Microsoft Corp.	2.400%	8/8/26	34,665	33,445
Microsoft Corp.	3.300%	2/6/27	31,400	32,360
Microsoft Corp.	3.500%	2/12/35	13,575	14,083
Microsoft Corp.	4.200%	11/3/35	5,160	5,839
Microsoft Corp.	3.450%	8/8/36	24,400	25,133
Microsoft Corp.	4.100%	2/6/37	21,425	23,923
Microsoft Corp.	5.200%	6/1/39	1,750	2,207
Microsoft Corp.	4.500%	10/1/40	6,435	7,512
Microsoft Corp.	5.300%	2/8/41	2,500	3,198
Microsoft Corp.	3.500%	11/15/42	7,630	7,727

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Microsoft Corp.	3.750%	5/1/43	3,715	3,880
Microsoft Corp.	4.875%	12/15/43	4,925	6,022
Microsoft Corp.	3.750%	2/12/45	17,675	18,623
Microsoft Corp.	4.450%	11/3/45	24,850	28,959
Microsoft Corp.	3.700%	8/8/46	35,325	36,831
Microsoft Corp.	4.250%	2/6/47	26,200	29,957
Microsoft Corp.	4.000%	2/12/55	17,075	18,343
Microsoft Corp.	4.750%	11/3/55	1,050	1,300
Microsoft Corp.	3.950%	8/8/56	15,100	16,086
Microsoft Corp.	4.500%	2/6/57	19,075	22,464
Motorola Solutions Inc.	3.500%	9/1/21	325	331
Motorola Solutions Inc.	3.750%	5/15/22	6,425	6,522
Motorola Solutions Inc.	3.500%	3/1/23	4,400	4,422
Motorola Solutions Inc.	4.000%	9/1/24	6,525	6,680
Motorola Solutions Inc.	5.500%	9/1/44	4,100	4,132
NetApp Inc.	2.000%	9/27/19	3,950	3,917
NetApp Inc.	3.375%	6/15/21	4,350	4,432
NetApp Inc.	3.300%	9/29/24	3,050	3,020
NVIDIA Corp.	2.200%	9/16/21	7,100	7,029
NVIDIA Corp.	3.200%	9/16/26	9,755	9,759
Oracle Corp.	2.375%	1/15/19	6,325	6,352
Oracle Corp.	5.000%	7/8/19	11,000	11,484
Oracle Corp.	2.250%	10/8/19	25,100	25,202
Oracle Corp.	3.875%	7/15/20	7,983	8,325
Oracle Corp.	2.800%	7/8/21	12,460	12,671
Oracle Corp.	1.900%	9/15/21	34,450	33,886
Oracle Corp.	2.500%	5/15/22	8,800	8,805
Oracle Corp.	2.500%	10/15/22	18,260	18,240
Oracle Corp.	2.625%	2/15/23	10,000	10,014
Oracle Corp.	2.400%	9/15/23	14,030	13,857
Oracle Corp.	3.400%	7/8/24	21,450	22,270
Oracle Corp.	2.950%	11/15/24	26,530	26,719
Oracle Corp.	2.950%	5/15/25	19,100	19,157
Oracle Corp.	2.650%	7/15/26	23,715	23,121
Oracle Corp.	3.250%	11/15/27	21,670	21,991
Oracle Corp.	3.250%	5/15/30	3,147	3,181
Oracle Corp.	4.300%	7/8/34	14,700	16,334
Oracle Corp.	3.900%	5/15/35	12,400	13,051
Oracle Corp.	3.850%	7/15/36	18,450	19,496
Oracle Corp.	3.800%	11/15/37	14,000	14,692
Oracle Corp.	6.500%	4/15/38	3,800	5,346
Oracle Corp.	6.125%	7/8/39	5,355	7,334
Oracle Corp.	5.375%	7/15/40	17,272	21,779
Oracle Corp.	4.500%	7/8/44	8,850	10,050
Oracle Corp.	4.125%	5/15/45	18,250	19,597
Oracle Corp.	4.000%	7/15/46	24,675	26,226
Oracle Corp.	4.000%	11/15/47	19,350	20,561
Oracle Corp.	4.375%	5/15/55	9,500	10,577
Pitney Bowes Inc.	6.250%	3/15/19	1,375	1,418
Pitney Bowes Inc.	3.625%	10/1/21	10,470	9,741
Pitney Bowes Inc.	4.700%	4/1/23	3,205	2,942
Pitney Bowes Inc.	4.625%	3/15/24	3,525	3,242
QUALCOMM Inc.	1.850%	5/20/19	17,448	17,386
QUALCOMM Inc.	2.100%	5/20/20	11,325	11,270

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	QUALCOMM Inc.	2.250%	5/20/20	5,750	5,708
	QUALCOMM Inc.	3.000%	5/20/22	16,500	16,517
	QUALCOMM Inc.	2.600%	1/30/23	11,400	11,100
	QUALCOMM Inc.	2.900%	5/20/24	28,820	28,105
	QUALCOMM Inc.	3.450%	5/20/25	8,300	8,319
	QUALCOMM Inc.	3.250%	5/20/27	23,350	22,787
	QUALCOMM Inc.	4.650%	5/20/35	7,290	7,847
	QUALCOMM Inc.	4.800%	5/20/45	11,525	12,459
	QUALCOMM Inc.	4.300%	5/20/47	9,625	9,683
10	Seagate HDD Cayman	4.250%	3/1/22	5,500	5,541
	Seagate HDD Cayman	4.750%	6/1/23	7,225	7,351
10	Seagate HDD Cayman	4.875%	3/1/24	4,500	4,506
	Seagate HDD Cayman	4.750%	1/1/25	8,150	7,987
	Seagate HDD Cayman	4.875%	6/1/27	5,310	5,071
	Seagate HDD Cayman	5.750%	12/1/34	3,610	3,474
	Tech Data Corp.	3.700%	2/15/22	3,800	3,804
	Tech Data Corp.	4.950%	2/15/27	4,350	4,566
	Texas Instruments Inc.	1.650%	8/3/19	5,300	5,269
	Texas Instruments Inc.	2.750%	3/12/21	4,000	4,052
	Texas Instruments Inc.	1.850%	5/15/22	1,350	1,317
	Texas Instruments Inc.	2.250%	5/1/23	1,750	1,719
	Texas Instruments Inc.	2.625%	5/15/24	2,500	2,483
	Texas Instruments Inc.	2.900%	11/3/27	5,725	5,674
	Total System Services Inc.	3.800%	4/1/21	7,305	7,469
	Total System Services Inc.	3.750%	6/1/23	4,650	4,729
	Total System Services Inc.	4.800%	4/1/26	9,829	10,573
	Trimble Navigation Ltd.	4.750%	12/1/24	2,500	2,682
	Tyco Electronics Group SA	4.875%	1/15/21	3,750	3,987
	Tyco Electronics Group SA	3.500%	2/3/22	3,900	4,011
	Tyco Electronics Group SA	3.450%	8/1/24	1,000	1,025
	Tyco Electronics Group SA	3.700%	2/15/26	3,000	3,095
	Tyco Electronics Group SA	3.125%	8/15/27	2,950	2,912
	Tyco Electronics Group SA	7.125%	10/1/37	9,625	13,832
	Verisk Analytics Inc.	5.800%	5/1/21	5,235	5,702
	Verisk Analytics Inc.	4.125%	9/12/22	8,125	8,473
	Verisk Analytics Inc.	4.000%	6/15/25	6,525	6,757
	Verisk Analytics Inc.	5.500%	6/15/45	3,995	4,618
	VMware Inc.	2.300%	8/21/20	9,300	9,220
	VMware Inc.	2.950%	8/21/22	11,200	11,178
	VMware Inc.	3.900%	8/21/27	9,925	10,089
	Xerox Corp.	5.625%	12/15/19	1,165	1,225
	Xerox Corp.	2.800%	5/15/20	2,250	2,241
	Xerox Corp.	2.750%	9/1/20	1,825	1,810
	Xerox Corp.	4.070%	3/17/22	6,912	6,982
	Xerox Corp.	3.625%	3/15/23	7,600	7,399
	Xerox Corp.	6.750%	12/15/39	600	641
	Xilinx Inc.	2.125%	3/15/19	500	499
	Xilinx Inc.	3.000%	3/15/21	9,375	9,448
	Xilinx Inc.	2.950%	6/1/24	5,500	5,460

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Transportation (0.6%)
5 American Airlines 2011-1 Class A Pass
Through Trust	5.250%	7/31/22	3,942	4,146
5 American Airlines 2013-1 Class A Pass
Through Trust	4.000%	1/15/27	929	957
5 American Airlines 2013-2 Class A Pass
Through Trust	4.950%	7/15/24	4,486	4,736
5 American Airlines 2014-1 Class A Pass
Through Trust	3.700%	4/1/28	1,724	1,756
5 American Airlines 2015-1 Class A Pass
Through Trust	3.375%	11/1/28	5,997	6,000
5 American Airlines 2015-1 Class B Pass
Through Trust	3.700%	11/1/24	1,298	1,295
5 American Airlines 2015-2 Class AA Pass
Through Trust	3.600%	9/22/27	975	997
5 American Airlines 2016-1 Class A Pass
Through Trust	4.100%	1/15/28	1,998	2,089
5 American Airlines 2016-1 Class AA Pass
Through Trust	3.575%	1/15/28	5,091	5,189
5 American Airlines 2016-2 Class A Pass
Through Trust	3.650%	6/15/28	4,005	4,063
5 American Airlines 2016-2 Class AA Pass
Through Trust	3.200%	12/15/29	9,764	9,695
5 American Airlines 2016-3 Class A Pass
Through Trust	3.250%	4/15/30	2,164	2,140
5 American Airlines 2016-3 Class AA Pass
Through Trust	3.000%	10/15/28	6,758	6,625
5 American Airlines 2017-1 Class AA Pass
Through Trust	3.650%	8/15/30	2,800	2,870
5 American Airlines 2017-1B Class B Pass
Through Trust	4.950%	2/15/25	1,500	1,569
5 American Airlines 2017-2 Class AA Pass
Through Trust	3.350%	10/15/29	4,500	4,524
Burlington Northern Santa Fe LLC	4.700%	10/1/19	50	52
Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,750	3,860
Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,340	2,409
Burlington Northern Santa Fe LLC	3.050%	3/15/22	1,025	1,043
Burlington Northern Santa Fe LLC	3.050%	9/1/22	6,100	6,192
Burlington Northern Santa Fe LLC	3.000%	3/15/23	6,160	6,275
Burlington Northern Santa Fe LLC	3.850%	9/1/23	6,200	6,534
Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,475	3,676
Burlington Northern Santa Fe LLC	3.400%	9/1/24	8,375	8,691
Burlington Northern Santa Fe LLC	3.000%	4/1/25	12,300	12,384
Burlington Northern Santa Fe LLC	3.250%	6/15/27	11,200	11,406
Burlington Northern Santa Fe LLC	6.200%	8/15/36	1,475	1,953
Burlington Northern Santa Fe LLC	6.150%	5/1/37	550	745
Burlington Northern Santa Fe LLC	5.750%	5/1/40	12,450	16,208
Burlington Northern Santa Fe LLC	5.050%	3/1/41	3,875	4,648
Burlington Northern Santa Fe LLC	5.400%	6/1/41	4,025	5,030
Burlington Northern Santa Fe LLC	4.950%	9/15/41	3,630	4,314
Burlington Northern Santa Fe LLC	4.400%	3/15/42	4,304	4,825
Burlington Northern Santa Fe LLC	4.375%	9/1/42	9,591	10,726
Burlington Northern Santa Fe LLC	4.450%	3/15/43	10,340	11,671
Burlington Northern Santa Fe LLC	4.900%	4/1/44	7,305	8,764
Burlington Northern Santa Fe LLC	4.550%	9/1/44	7,805	8,991

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	4.150%	4/1/45	1,180	1,278
Burlington Northern Santa Fe LLC	4.700%	9/1/45	4,800	5,651
Burlington Northern Santa Fe LLC	3.900%	8/1/46	3,300	3,504
Burlington Northern Santa Fe LLC	4.125%	6/15/47	13,050	14,559
Canadian National Railway Co.	5.550%	3/1/19	5,085	5,277
Canadian National Railway Co.	2.850%	12/15/21	11,235	11,367
Canadian National Railway Co.	2.750%	3/1/26	1,800	1,779
Canadian National Railway Co.	6.900%	7/15/28	300	396
Canadian National Railway Co.	6.250%	8/1/34	300	402
Canadian National Railway Co.	6.200%	6/1/36	5,425	7,317
Canadian National Railway Co.	6.375%	11/15/37	250	349
Canadian National Railway Co.	3.200%	8/2/46	4,850	4,636
Canadian Pacific Railway Co.	7.250%	5/15/19	2,445	2,604
Canadian Pacific Railway Co.	4.500%	1/15/22	4,925	5,216
Canadian Pacific Railway Co.	4.450%	3/15/23	4,530	4,827
Canadian Pacific Railway Co.	2.900%	2/1/25	5,625	5,566
Canadian Pacific Railway Co.	7.125%	10/15/31	1,456	1,995
Canadian Pacific Railway Co.	5.750%	3/15/33	100	119
Canadian Pacific Railway Co.	5.950%	5/15/37	11,010	14,156
Canadian Pacific Railway Co.	5.750%	1/15/42	9,360	11,919
Canadian Pacific Railway Co.	4.800%	8/1/45	100	118
Canadian Pacific Railway Co.	6.125%	9/15/15	1,960	2,583
5 Continental Airlines 2009-2 Class A Pass
Through Trust	7.250%	5/10/21	1,118	1,206
5 Continental Airlines 2010-1 Class A Pass
Through Trust	4.750%	7/12/22	3,239	3,379
5 Continental Airlines 2012-1 Class A Pass
Through Trust	4.150%	10/11/25	5,285	5,516
5 Continental Airlines 2012-2 Class A Pass
Through Trust	4.000%	4/29/26	977	1,015
CSX Corp.	4.250%	6/1/21	7,340	7,712
CSX Corp.	3.700%	11/1/23	1,200	1,240
CSX Corp.	3.350%	11/1/25	3,300	3,356
CSX Corp.	2.600%	11/1/26	1,400	1,336
CSX Corp.	3.250%	6/1/27	12,250	12,226
CSX Corp.	6.000%	10/1/36	300	383
CSX Corp.	6.150%	5/1/37	1,500	1,947
CSX Corp.	6.220%	4/30/40	5,864	7,739
CSX Corp.	5.500%	4/15/41	4,800	5,881
CSX Corp.	4.750%	5/30/42	2,290	2,566
CSX Corp.	4.100%	3/15/44	3,925	4,084
CSX Corp.	3.800%	11/1/46	2,375	2,361
CSX Corp.	3.950%	5/1/50	10,100	9,984
CSX Corp.	4.500%	8/1/54	150	157
CSX Corp.	4.250%	11/1/66	5,175	5,203
5 Delta Air Lines 2007-1 Class A Pass
Through Trust	6.821%	2/10/24	6,103	6,908
5 Delta Air Lines 2009-1 Class A Pass
Through Trust	7.750%	6/17/21	2,677	2,896
5 Delta Air Lines 2010-2 Class A Pass
Through Trust	4.950%	11/23/20	424	434
5 Delta Air Lines 2012-1 Class A Pass
Through Trust	4.750%	11/7/21	895	930
5 Delta Air Lines 2015-1 Class AA Pass
Through Trust	3.625%	7/30/27	960	989

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Delta Air Lines Inc.	2.875%	3/13/20	7,000	7,035
	Delta Air Lines Inc.	2.600%	12/4/20	5,400	5,384
	Delta Air Lines Inc.	3.625%	3/15/22	7,000	7,104
	FedEx Corp.	8.000%	1/15/19	3,580	3,786
	FedEx Corp.	2.300%	2/1/20	4,100	4,097
	FedEx Corp.	2.625%	8/1/22	3,353	3,349
	FedEx Corp.	4.000%	1/15/24	3,250	3,453
	FedEx Corp.	3.200%	2/1/25	3,300	3,343
	FedEx Corp.	3.250%	4/1/26	3,400	3,428
	FedEx Corp.	3.300%	3/15/27	3,350	3,362
	FedEx Corp.	4.900%	1/15/34	800	903
	FedEx Corp.	3.900%	2/1/35	6,600	6,680
	FedEx Corp.	3.875%	8/1/42	275	270
	FedEx Corp.	4.100%	4/15/43	2,275	2,324
	FedEx Corp.	5.100%	1/15/44	7,502	8,678
	FedEx Corp.	4.750%	11/15/45	11,700	13,180
	FedEx Corp.	4.550%	4/1/46	7,825	8,601
	FedEx Corp.	4.400%	1/15/47	8,100	8,649
	JB Hunt Transport Services Inc.	3.300%	8/15/22	6,200	6,284
	Kansas City Southern	3.000%	5/15/23	3,975	3,955
	Kansas City Southern	4.300%	5/15/43	4,400	4,564
	Kansas City Southern	4.950%	8/15/45	10,475	11,899
5	Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	2,941	2,982
	Norfolk Southern Corp.	5.900%	6/15/19	3,390	3,557
	Norfolk Southern Corp.	3.250%	12/1/21	1,000	1,020
	Norfolk Southern Corp.	3.000%	4/1/22	5,130	5,186
	Norfolk Southern Corp.	2.903%	2/15/23	7,053	7,072
	Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,105
	Norfolk Southern Corp.	7.800%	5/15/27	1,095	1,487
	Norfolk Southern Corp.	3.150%	6/1/27	6,000	5,988
	Norfolk Southern Corp.	7.250%	2/15/31	811	1,160
	Norfolk Southern Corp.	7.050%	5/1/37	800	1,184
	Norfolk Southern Corp.	4.837%	10/1/41	9,748	11,297
	Norfolk Southern Corp.	3.950%	10/1/42	2,125	2,178
	Norfolk Southern Corp.	4.450%	6/15/45	5,320	5,913
	Norfolk Southern Corp.	4.650%	1/15/46	3,900	4,437
10	Norfolk Southern Corp.	4.050%	8/15/52	11,949	12,392
	Norfolk Southern Corp.	6.000%	3/15/05	1,437	1,747
	Norfolk Southern Railway Co.	9.750%	6/15/20	275	321
5	Northwest Airlines 2007-1 Class A Pass
	Through Trust	7.027%	5/1/21	175	189
	Ryder System Inc.	2.350%	2/26/19	3,205	3,208
	Ryder System Inc.	2.550%	6/1/19	8,825	8,849
	Ryder System Inc.	2.450%	9/3/19	700	701
	Ryder System Inc.	2.500%	5/11/20	2,000	1,998
	Ryder System Inc.	2.875%	9/1/20	1,700	1,711
	Ryder System Inc.	2.250%	9/1/21	350	344
	Southwest Airlines Co.	2.750%	11/6/19	3,450	3,478
	Southwest Airlines Co.	2.650%	11/5/20	3,425	3,440
	Southwest Airlines Co.	2.750%	11/16/22	1,000	993
	Southwest Airlines Co.	3.000%	11/15/26	3,425	3,307
	Southwest Airlines Co.	3.450%	11/16/27	1,750	1,736
5	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	264	286

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
5 Spirit Airlines Class A Pass Through
Certificates Series 2015-1	4.100%	10/1/29	2,309	2,397
Trinity Industries Inc.	4.550%	10/1/24	1,240	1,235
Union Pacific Corp.	1.800%	2/1/20	1,000	991
Union Pacific Corp.	2.250%	6/19/20	6,500	6,509
Union Pacific Corp.	4.000%	2/1/21	4,325	4,523
Union Pacific Corp.	4.163%	7/15/22	9,746	10,439
Union Pacific Corp.	2.750%	4/15/23	4,500	4,517
Union Pacific Corp.	3.646%	2/15/24	3,543	3,725
Union Pacific Corp.	3.250%	1/15/25	4,200	4,292
Union Pacific Corp.	3.250%	8/15/25	4,200	4,313
Union Pacific Corp.	2.750%	3/1/26	3,350	3,310
Union Pacific Corp.	3.000%	4/15/27	6,910	6,941
Union Pacific Corp.	3.375%	2/1/35	5,000	5,020
Union Pacific Corp.	3.600%	9/15/37	1,500	1,551
Union Pacific Corp.	4.250%	4/15/43	100	109
Union Pacific Corp.	4.821%	2/1/44	500	594
Union Pacific Corp.	4.150%	1/15/45	350	379
Union Pacific Corp.	4.050%	11/15/45	7,400	7,965
Union Pacific Corp.	4.050%	3/1/46	2,000	2,150
Union Pacific Corp.	3.350%	8/15/46	3,050	2,955
Union Pacific Corp.	4.000%	4/15/47	3,850	4,206
Union Pacific Corp.	3.799%	10/1/51	14,424	14,577
Union Pacific Corp.	3.875%	2/1/55	5,495	5,551
Union Pacific Corp.	4.375%	11/15/65	10,660	11,671
Union Pacific Corp.	4.100%	9/15/67	6,045	6,249
5 Union Pacific Railroad Co. 2007-3 Pass
Through Trust	6.176%	1/2/31	315	364
5 United Airlines 2014-2 Class A Pass
Through Trust	3.750%	3/3/28	2,302	2,360
5 United Airlines 2015-1 Class A Pass
Through Trust	3.700%	6/1/24	1,750	1,791
5 United Airlines 2015-1 Class AA Pass
Through Trust	3.450%	12/1/27	5,634	5,723
5 United Airlines 2016-1 Class A Pass
Through Trust	3.450%	1/7/30	3,500	3,524
5 United Airlines 2016-1 Class AA Pass
Through Trust	3.100%	7/7/28	23,625	23,436
5 United Airlines 2016-2 Class A Pass
Through Trust	3.100%	10/7/28	1,275	1,248
5 United Airlines 2016-2 Class AA Pass
Through Trust	2.875%	10/7/28	4,500	4,412
5 United Airlines 2013-1 Class A Pass
Through Trust	4.300%	2/15/27	3,090	3,248
5 United Airlines 2014-1 Class A Pass
Through Trust	4.000%	10/11/27	4,839	5,034
United Parcel Service Inc.	5.125%	4/1/19	5,075	5,254
United Parcel Service Inc.	3.125%	1/15/21	7,350	7,539
United Parcel Service Inc.	2.050%	4/1/21	14,850	14,751
United Parcel Service Inc.	2.350%	5/16/22	6,000	5,969
United Parcel Service Inc.	2.450%	10/1/22	14,776	14,720
United Parcel Service Inc.	2.500%	4/1/23	13,900	13,797
United Parcel Service Inc.	2.800%	11/15/24	8,900	8,835
United Parcel Service Inc.	2.400%	11/15/26	10,550	10,096

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United Parcel Service Inc.	3.050%	11/15/27	14,900	14,894
	United Parcel Service Inc.	6.200%	1/15/38	9,600	13,102
	United Parcel Service Inc.	4.875%	11/15/40	3,625	4,339
	United Parcel Service Inc.	3.625%	10/1/42	2,400	2,412
	United Parcel Service Inc.	3.400%	11/15/46	2,025	1,966
	United Parcel Service Inc.	3.750%	11/15/47	12,500	12,898
	United Parcel Service of America Inc.	8.375%	4/1/30	500	704
					25,093,286
Utilities (1.9%)
	Electric (1.8%)
10	AEP Texas Inc.	2.400%	10/1/22	2,700	2,651
10	AEP Texas Inc.	3.800%	10/1/47	3,000	3,090
	AEP Transmission Co. LLC	4.000%	12/1/46	1,740	1,857
10	AEP Transmission Co. LLC	3.750%	12/1/47	7,080	7,242
	Alabama Power Co.	2.450%	3/30/22	6,500	6,457
	Alabama Power Co.	3.550%	12/1/23	8,800	9,126
	Alabama Power Co.	6.125%	5/15/38	900	1,187
	Alabama Power Co.	6.000%	3/1/39	2,250	2,952
	Alabama Power Co.	3.850%	12/1/42	1,850	1,906
	Alabama Power Co.	4.150%	8/15/44	2,300	2,489
	Alabama Power Co.	3.750%	3/1/45	3,565	3,630
	Alabama Power Co.	4.300%	1/2/46	9,750	10,867
	Alabama Power Co.	3.700%	12/1/47	4,325	4,409
	Ameren Corp.	2.700%	11/15/20	2,500	2,502
	Ameren Corp.	3.650%	2/15/26	2,775	2,829
	Ameren Illinois Co.	2.700%	9/1/22	3,170	3,179
	Ameren Illinois Co.	3.250%	3/1/25	1,890	1,926
	Ameren Illinois Co.	4.150%	3/15/46	525	579
	Ameren Illinois Co.	3.700%	12/1/47	7,000	7,187
	American Electric Power Co. Inc.	2.150%	11/13/20	2,850	2,837
	American Electric Power Co. Inc.	3.200%	11/13/27	2,800	2,771
	Appalachian Power Co.	4.600%	3/30/21	13,850	14,668
	Appalachian Power Co.	7.000%	4/1/38	1,805	2,572
	Appalachian Power Co.	4.400%	5/15/44	4,000	4,416
	Appalachian Power Co.	4.450%	6/1/45	1,650	1,837
	Arizona Public Service Co.	8.750%	3/1/19	1,573	1,685
	Arizona Public Service Co.	3.150%	5/15/25	650	651
	Arizona Public Service Co.	2.950%	9/15/27	5,300	5,180
	Arizona Public Service Co.	4.500%	4/1/42	4,775	5,371
	Arizona Public Service Co.	4.350%	11/15/45	1,400	1,569
	Arizona Public Service Co.	3.750%	5/15/46	7,000	7,143
	Avangrid Inc.	3.150%	12/1/24	5,470	5,440
	Baltimore Gas & Electric Co.	3.500%	11/15/21	4,825	4,983
	Baltimore Gas & Electric Co.	3.350%	7/1/23	3,225	3,288
	Baltimore Gas & Electric Co.	2.400%	8/15/26	8,500	8,013
	Baltimore Gas & Electric Co.	3.500%	8/15/46	10,395	10,185
	Baltimore Gas & Electric Co.	3.750%	8/15/47	2,300	2,357
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	5,925	6,183
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	7,875	8,122
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	12,875	17,270
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	5,467	7,189
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	7,055	9,894
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	7,050	8,469
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	5,675	6,360

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Black Hills Corp.	3.950%	1/15/26	1,300	1,342
Black Hills Corp.	3.150%	1/15/27	2,875	2,805
Black Hills Corp.	4.200%	9/15/46	3,625	3,733
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	5,800	5,680
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	700	687
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	8,800	8,332
CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	2,000	1,976
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	4,950	4,955
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	325	378
CenterPoint Energy Inc.	2.500%	9/1/22	8,525	8,379
Cleco Corporate Holdings LLC	3.743%	5/1/26	9,550	9,589
Cleco Corporate Holdings LLC	4.973%	5/1/46	4,425	4,876
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,250	1,422
Cleveland Electric Illuminating Co.	5.950%	12/15/36	2,375	2,956
CMS Energy Corp.	8.750%	6/15/19	1,873	2,034
CMS Energy Corp.	6.250%	2/1/20	2,900	3,117
CMS Energy Corp.	3.000%	5/15/26	2,650	2,616
CMS Energy Corp.	3.450%	8/15/27	2,850	2,874
CMS Energy Corp.	4.875%	3/1/44	4,995	5,831
Commonwealth Edison Co.	2.150%	1/15/19	1,750	1,746
Commonwealth Edison Co.	4.000%	8/1/20	5,200	5,399
Commonwealth Edison Co.	3.400%	9/1/21	2,000	2,056
Commonwealth Edison Co.	2.550%	6/15/26	2,625	2,538
Commonwealth Edison Co.	2.950%	8/15/27	3,000	2,964
Commonwealth Edison Co.	5.900%	3/15/36	3,330	4,333
Commonwealth Edison Co.	6.450%	1/15/38	3,020	4,165
Commonwealth Edison Co.	3.800%	10/1/42	4,450	4,585
Commonwealth Edison Co.	4.600%	8/15/43	1,950	2,248
Commonwealth Edison Co.	3.700%	3/1/45	4,650	4,727
Commonwealth Edison Co.	4.350%	11/15/45	5,425	6,082
Commonwealth Edison Co.	3.650%	6/15/46	8,325	8,423
Commonwealth Edison Co.	3.750%	8/15/47	4,800	4,981
Connecticut Light & Power Co.	2.500%	1/15/23	2,775	2,748
Connecticut Light & Power Co.	3.200%	3/15/27	2,500	2,529
Connecticut Light & Power Co.	4.300%	4/15/44	4,800	5,382
Connecticut Light & Power Co.	4.150%	6/1/45	2,650	2,920
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	4,850	5,110
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	6,675	7,002
Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	4,450	4,476
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	800	964
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	8,565	10,917
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,628	2,165
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	500	723
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,460	7,141
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	118	128
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	5,523	5,809
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	15,045	17,136
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	1,875	2,155
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	4,050	4,212
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	10,000	10,452
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	7,280	7,995
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	2,750	2,849
Consolidated Edison Inc.	2.000%	3/15/20	3,475	3,442
Consolidated Edison Inc.	2.000%	5/15/21	2,700	2,657

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Constellation Energy Group Inc.	5.150%	12/1/20	4,255	4,530
Consumers Energy Co.	6.125%	3/15/19	50	52
Consumers Energy Co.	6.700%	9/15/19	8,060	8,625
Consumers Energy Co.	5.650%	4/15/20	1,375	1,481
Consumers Energy Co.	2.850%	5/15/22	3,516	3,548
Consumers Energy Co.	3.375%	8/15/23	875	901
Consumers Energy Co.	3.950%	5/15/43	3,950	4,176
Consumers Energy Co.	3.250%	8/15/46	3,350	3,191
Consumers Energy Co.	3.950%	7/15/47	2,725	2,937
Delmarva Power & Light Co.	3.500%	11/15/23	2,175	2,244
Delmarva Power & Light Co.	4.150%	5/15/45	5,000	5,491
Dominion Energy Inc.	1.875%	1/15/19	4,500	4,487
Dominion Energy Inc.	2.500%	12/1/19	2,900	2,907
Dominion Energy Inc.	2.579%	7/1/20	4,800	4,798
Dominion Energy Inc.	4.450%	3/15/21	6,083	6,420
Dominion Energy Inc.	2.000%	8/15/21	4,900	4,790
Dominion Energy Inc.	2.750%	1/15/22	3,825	3,827
Dominion Energy Inc.	2.750%	9/15/22	450	445
Dominion Energy Inc.	3.625%	12/1/24	5,300	5,467
Dominion Energy Inc.	3.900%	10/1/25	3,550	3,703
Dominion Energy Inc.	2.850%	8/15/26	4,875	4,699
Dominion Energy Inc.	6.300%	3/15/33	150	192
Dominion Energy Inc.	5.950%	6/15/35	6,025	7,619
Dominion Energy Inc.	4.900%	8/1/41	4,500	5,187
Dominion Energy Inc.	4.050%	9/15/42	6,747	6,924
Dominion Energy Inc.	4.700%	12/1/44	4,875	5,536
5 Dominion Energy Inc.	5.750%	10/1/54	575	622
DTE Electric Co.	3.450%	10/1/20	6,755	6,946
DTE Electric Co.	3.650%	3/15/24	2,360	2,477
DTE Electric Co.	3.375%	3/1/25	150	154
DTE Electric Co.	4.000%	4/1/43	1,971	2,113
DTE Electric Co.	3.700%	3/15/45	1,300	1,340
DTE Electric Co.	3.700%	6/1/46	6,200	6,361
DTE Electric Co.	3.750%	8/15/47	5,650	5,862
DTE Energy Co.	1.500%	10/1/19	3,200	3,150
DTE Energy Co.	2.400%	12/1/19	2,250	2,249
DTE Energy Co.	3.300%	6/15/22	2,225	2,261
DTE Energy Co.	3.500%	6/1/24	10,150	10,376
DTE Energy Co.	2.850%	10/1/26	22,150	21,243
DTE Energy Co.	3.800%	3/15/27	3,500	3,608
Duke Energy Carolinas LLC	4.300%	6/15/20	2,275	2,382
Duke Energy Carolinas LLC	3.900%	6/15/21	8,868	9,268
Duke Energy Carolinas LLC	2.950%	12/1/26	8,200	8,146
Duke Energy Carolinas LLC	6.000%	12/1/28	3,694	4,558
Duke Energy Carolinas LLC	6.450%	10/15/32	6,575	8,740
Duke Energy Carolinas LLC	6.100%	6/1/37	3,625	4,778
Duke Energy Carolinas LLC	6.000%	1/15/38	3,925	5,259
Duke Energy Carolinas LLC	6.050%	4/15/38	525	707
Duke Energy Carolinas LLC	5.300%	2/15/40	5,040	6,326
Duke Energy Carolinas LLC	4.250%	12/15/41	6,875	7,584
Duke Energy Carolinas LLC	4.000%	9/30/42	3,725	3,971
Duke Energy Carolinas LLC	3.750%	6/1/45	2,050	2,113
Duke Energy Carolinas LLC	3.875%	3/15/46	9,604	10,115
Duke Energy Carolinas LLC	3.700%	12/1/47	4,550	4,680

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Duke Energy Corp.	5.050%	9/15/19	2,225	2,320
Duke Energy Corp.	2.400%	8/15/22	11,110	10,907
Duke Energy Corp.	3.050%	8/15/22	4,990	5,043
Duke Energy Corp.	3.950%	10/15/23	1,850	1,939
Duke Energy Corp.	3.750%	4/15/24	7,025	7,302
Duke Energy Corp.	2.650%	9/1/26	3,080	2,945
Duke Energy Corp.	3.150%	8/15/27	8,850	8,774
Duke Energy Corp.	4.800%	12/15/45	4,366	5,077
Duke Energy Corp.	3.750%	9/1/46	8,867	8,769
Duke Energy Corp.	3.950%	8/15/47	7,775	7,976
5 Duke Energy Florida LLC	2.100%	12/15/19	3,200	3,193
Duke Energy Florida LLC	3.200%	1/15/27	9,225	9,323
Duke Energy Florida LLC	6.350%	9/15/37	775	1,076
Duke Energy Florida LLC	6.400%	6/15/38	4,975	7,003
Duke Energy Florida LLC	5.650%	4/1/40	4,200	5,461
Duke Energy Florida LLC	3.400%	10/1/46	5,150	4,990
5 Duke Energy Florida Project Finance LLC	1.196%	3/1/22	1,183	1,173
5 Duke Energy Florida Project Finance LLC	1.731%	9/1/22	1,800	1,749
5 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	3,025	2,921
5 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	1,500	1,395
5 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	2,575	2,460
Duke Energy Indiana LLC	3.750%	7/15/20	2,100	2,170
Duke Energy Indiana LLC	6.120%	10/15/35	2,590	3,384
Duke Energy Indiana LLC	6.350%	8/15/38	3,575	4,937
Duke Energy Indiana LLC	4.900%	7/15/43	2,450	2,936
Duke Energy Indiana LLC	3.750%	5/15/46	14,700	15,106
Duke Energy Ohio Inc.	3.700%	6/15/46	3,275	3,348
Duke Energy Progress Llc	5.300%	1/15/19	5,225	5,394
Duke Energy Progress Llc	3.000%	9/15/21	5,756	5,866
Duke Energy Progress Llc	2.800%	5/15/22	10,745	10,831
Duke Energy Progress LLC	3.250%	8/15/25	3,050	3,107
Duke Energy Progress LLC	6.300%	4/1/38	3,025	4,168
Duke Energy Progress LLC	4.100%	5/15/42	3,875	4,178
Duke Energy Progress LLC	4.100%	3/15/43	2,000	2,160
Duke Energy Progress LLC	4.375%	3/30/44	10,150	11,434
Duke Energy Progress LLC	4.150%	12/1/44	3,800	4,163
Duke Energy Progress LLC	3.700%	10/15/46	3,500	3,585
Duke Energy Progress LLC	3.600%	9/15/47	350	352
Edison International	2.125%	4/15/20	4,000	3,963
Edison International	2.400%	9/15/22	1,500	1,456
Edison International	2.950%	3/15/23	7,600	7,547
El Paso Electric Co.	6.000%	5/15/35	800	953
El Paso Electric Co.	5.000%	12/1/44	2,950	3,177
Emera US Finance LP	2.150%	6/15/19	1,250	1,243
Emera US Finance LP	2.700%	6/15/21	2,500	2,486
Emera US Finance LP	3.550%	6/15/26	5,500	5,506
Emera US Finance LP	4.750%	6/15/46	17,050	18,707
Enel Americas SA	4.000%	10/25/26	1,100	1,118
Entergy Arkansas Inc.	3.750%	2/15/21	3,350	3,468
Entergy Arkansas Inc.	3.500%	4/1/26	3,950	4,066
Entergy Corp.	4.000%	7/15/22	5,250	5,483
Entergy Corp.	2.950%	9/1/26	5,800	5,621
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	8,450	8,773
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,000	1,151

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Entergy Louisiana LLC	4.050%	9/1/23	5,650	5,985
Entergy Louisiana LLC	5.400%	11/1/24	3,077	3,504
Entergy Louisiana LLC	2.400%	10/1/26	5,500	5,173
Entergy Louisiana LLC	3.120%	9/1/27	4,500	4,487
Entergy Louisiana LLC	3.250%	4/1/28	4,700	4,706
Entergy Louisiana LLC	3.050%	6/1/31	12,730	12,300
Entergy Louisiana LLC	4.950%	1/15/45	5,175	5,395
Entergy Mississippi Inc.	2.850%	6/1/28	8,200	7,923
Entergy Texas Inc.	7.125%	2/1/19	3,000	3,146
Eversource Energy	4.500%	11/15/19	10,332	10,710
Eversource Energy	2.750%	3/15/22	3,425	3,418
Eversource Energy	2.900%	10/1/24	2,800	2,774
Exelon Corp.	2.850%	6/15/20	1,625	1,638
Exelon Corp.	2.450%	4/15/21	1,000	993
Exelon Corp.	3.497%	6/1/22	3,000	3,047
Exelon Corp.	3.950%	6/15/25	11,425	11,885
Exelon Corp.	3.400%	4/15/26	7,025	7,038
Exelon Corp.	4.950%	6/15/35	5,400	6,177
Exelon Corp.	5.625%	6/15/35	3,250	3,967
Exelon Corp.	5.100%	6/15/45	4,850	5,722
Exelon Corp.	4.450%	4/15/46	6,975	7,573
Exelon Generation Co. LLC	2.950%	1/15/20	4,775	4,823
Exelon Generation Co. LLC	4.000%	10/1/20	4,300	4,431
Exelon Generation Co. LLC	3.400%	3/15/22	6,400	6,517
Exelon Generation Co. LLC	4.250%	6/15/22	4,100	4,301
Exelon Generation Co. LLC	6.250%	10/1/39	3,000	3,492
Exelon Generation Co. LLC	5.750%	10/1/41	5,175	5,670
Exelon Generation Co. LLC	5.600%	6/15/42	8,023	8,777
FirstEnergy Corp.	2.850%	7/15/22	5,000	4,940
FirstEnergy Corp.	4.250%	3/15/23	4,200	4,386
FirstEnergy Corp.	3.900%	7/15/27	10,950	11,200
FirstEnergy Corp.	7.375%	11/15/31	12,972	17,407
FirstEnergy Corp.	4.850%	7/15/47	7,750	8,593
Florida Power & Light Co.	2.750%	6/1/23	2,400	2,392
Florida Power & Light Co.	3.250%	6/1/24	2,800	2,878
Florida Power & Light Co.	5.625%	4/1/34	1,450	1,824
Florida Power & Light Co.	5.650%	2/1/37	879	1,133
Florida Power & Light Co.	5.950%	2/1/38	3,250	4,361
Florida Power & Light Co.	5.960%	4/1/39	9,900	13,503
Florida Power & Light Co.	5.250%	2/1/41	975	1,230
Florida Power & Light Co.	4.125%	2/1/42	11,725	12,923
Florida Power & Light Co.	4.050%	6/1/42	4,600	5,018
Florida Power & Light Co.	3.800%	12/15/42	5,335	5,560
Florida Power & Light Co.	4.050%	10/1/44	2,873	3,144
Florida Power & Light Co.	3.700%	12/1/47	5,625	5,860
Fortis Inc.	2.100%	10/4/21	3,900	3,804
Fortis Inc.	3.055%	10/4/26	27,850	26,875
Georgia Power Co.	2.000%	3/30/20	3,150	3,129
Georgia Power Co.	2.000%	9/8/20	13,000	12,923
Georgia Power Co.	2.400%	4/1/21	2,200	2,194
Georgia Power Co.	2.850%	5/15/22	1,900	1,908
Georgia Power Co.	3.250%	4/1/26	8,100	8,109
Georgia Power Co.	3.250%	3/30/27	3,500	3,504
Georgia Power Co.	5.650%	3/1/37	200	238

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Georgia Power Co.	5.950%	2/1/39	1,400	1,776
	Georgia Power Co.	4.750%	9/1/40	4,525	5,018
	Georgia Power Co.	4.300%	3/15/42	9,340	10,022
	Georgia Power Co.	4.300%	3/15/43	3,810	4,057
	Gulf Power Co.	3.300%	5/30/27	2,250	2,264
	Iberdrola International BV	6.750%	7/15/36	3,735	4,894
	Indiana Michigan Power Co.	7.000%	3/15/19	2,012	2,121
	Indiana Michigan Power Co.	6.050%	3/15/37	2,850	3,684
	Indiana Michigan Power Co.	4.550%	3/15/46	1,250	1,429
	Indiana Michigan Power Co.	3.750%	7/1/47	4,700	4,773
	Interstate Power & Light Co.	3.250%	12/1/24	4,000	4,051
	Interstate Power & Light Co.	6.250%	7/15/39	2,450	3,286
	Interstate Power & Light Co.	3.700%	9/15/46	2,925	2,923
10	ITC Holdings Corp.	2.700%	11/15/22	3,445	3,433
	ITC Holdings Corp.	3.650%	6/15/24	2,489	2,550
10	ITC Holdings Corp.	3.350%	11/15/27	4,000	4,002
	ITC Holdings Corp.	5.300%	7/1/43	3,200	3,865
5	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,876	3,184
	Kansas City Power & Light Co.	3.150%	3/15/23	850	856
	Kansas City Power & Light Co.	6.050%	11/15/35	125	157
	Kansas City Power & Light Co.	5.300%	10/1/41	4,795	5,766
	Kansas City Power & Light Co.	4.200%	6/15/47	5,500	5,823
	Kentucky Utilities Co.	3.250%	11/1/20	4,895	4,997
	Kentucky Utilities Co.	5.125%	11/1/40	3,375	4,163
	LG&E & KU Energy LLC	3.750%	11/15/20	1,600	1,651
	LG&E & KU Energy LLC	4.375%	10/1/21	5,190	5,487
	Louisville Gas & Electric Co.	3.300%	10/1/25	2,400	2,457
	MidAmerican Energy Co.	3.500%	10/15/24	10,000	10,414
	MidAmerican Energy Co.	3.100%	5/1/27	3,050	3,064
	MidAmerican Energy Co.	6.750%	12/30/31	3,800	5,135
	MidAmerican Energy Co.	5.750%	11/1/35	1,575	2,000
	MidAmerican Energy Co.	5.800%	10/15/36	1,450	1,866
	MidAmerican Energy Co.	4.800%	9/15/43	1,885	2,257
	MidAmerican Energy Co.	4.400%	10/15/44	3,800	4,310
	MidAmerican Energy Co.	4.250%	5/1/46	3,505	3,925
	MidAmerican Energy Co.	3.950%	8/1/47	4,500	4,799
	Mississippi Power Co.	4.250%	3/15/42	4,300	4,196
	National Rural Utilities Cooperative Finance
	Corp.	2.150%	2/1/19	3,000	3,003
	National Rural Utilities Cooperative Finance
	Corp.	1.650%	2/8/19	2,500	2,490
	National Rural Utilities Cooperative Finance
	Corp.	1.500%	11/1/19	432	426
	National Rural Utilities Cooperative Finance
	Corp.	2.300%	11/15/19	4,250	4,261
	National Rural Utilities Cooperative Finance
	Corp.	2.000%	1/27/20	3,075	3,061
	National Rural Utilities Cooperative Finance
	Corp.	2.350%	6/15/20	8,975	8,967
	National Rural Utilities Cooperative Finance
	Corp.	2.300%	11/1/20	4,004	4,001
	National Rural Utilities Cooperative Finance
	Corp.	3.050%	2/15/22	6,510	6,627

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance
Corp.	2.400%	4/25/22	3,500	3,485
National Rural Utilities Cooperative Finance
Corp.	2.700%	2/15/23	2,700	2,696
National Rural Utilities Cooperative Finance
Corp.	2.950%	2/7/24	6,200	6,234
National Rural Utilities Cooperative Finance
Corp.	2.850%	1/27/25	4,500	4,470
National Rural Utilities Cooperative Finance
Corp.	3.050%	4/25/27	2,150	2,141
National Rural Utilities Cooperative Finance
Corp.	8.000%	3/1/32	1,363	1,998
National Rural Utilities Cooperative Finance
Corp.	4.023%	11/1/32	7,378	7,791
5 National Rural Utilities Cooperative Finance
Corp.	4.750%	4/30/43	50	52
5 National Rural Utilities Cooperative Finance
Corp.	5.250%	4/20/46	2,900	3,077
Nevada Power Co.	7.125%	3/15/19	550	581
Nevada Power Co.	6.650%	4/1/36	965	1,329
Nevada Power Co.	6.750%	7/1/37	1,475	2,074
NextEra Energy Capital Holdings Inc.	2.300%	4/1/19	9,175	9,167
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	6,500	6,504
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	950	957
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	910	959
NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	4,000	3,997
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	10,000	10,179
5 NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	5,165	5,178
Northern States Power Co.	2.200%	8/15/20	1,700	1,697
Northern States Power Co.	2.600%	5/15/23	1,280	1,270
Northern States Power Co.	6.250%	6/1/36	840	1,140
Northern States Power Co.	6.200%	7/1/37	1,795	2,434
Northern States Power Co.	5.350%	11/1/39	3,245	4,079
Northern States Power Co.	3.400%	8/15/42	2,645	2,604
Northern States Power Co.	4.125%	5/15/44	5,850	6,429
Northern States Power Co.	4.000%	8/15/45	1,200	1,298
Northern States Power Co.	3.600%	5/15/46	3,075	3,122
NorthWestern Corp.	4.176%	11/15/44	2,400	2,600
NSTAR Electric Co.	2.375%	10/15/22	5,475	5,407
NSTAR Electric Co.	3.200%	5/15/27	6,000	6,071
NSTAR Electric Co.	5.500%	3/15/40	3,655	4,649
NV Energy Inc.	6.250%	11/15/20	9,260	10,145
Oglethorpe Power Corp.	5.950%	11/1/39	500	633
Oglethorpe Power Corp.	5.375%	11/1/40	8,195	9,621
Oglethorpe Power Corp.	5.250%	9/1/50	2,330	2,665
Ohio Edison Co.	6.875%	7/15/36	3,900	5,299
Ohio Power Co.	5.375%	10/1/21	5,925	6,518
Oklahoma Gas & Electric Co.	4.150%	4/1/47	2,140	2,306
Oklahoma Gas & Electric Co.	3.850%	8/15/47	9,025	9,360
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,125	2,118
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	3,615	3,806
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,975	2,964
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	6,420	8,790
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	150	212

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	2,800	4,245
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	3,500	4,333
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	7,590	8,734
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	3,825	4,793
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	5,493	5,699
10	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	2,500	2,598
	Pacific Gas & Electric Co.	3.500%	10/1/20	5,790	5,938
	Pacific Gas & Electric Co.	4.250%	5/15/21	4,400	4,620
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,967	6,804
	Pacific Gas & Electric Co.	3.250%	6/15/23	3,175	3,201
	Pacific Gas & Electric Co.	3.850%	11/15/23	1,200	1,246
	Pacific Gas & Electric Co.	3.750%	2/15/24	3,175	3,294
	Pacific Gas & Electric Co.	3.400%	8/15/24	3,225	3,268
	Pacific Gas & Electric Co.	3.500%	6/15/25	4,650	4,716
	Pacific Gas & Electric Co.	2.950%	3/1/26	1,000	972
	Pacific Gas & Electric Co.	3.300%	3/15/27	6,000	5,955
10	Pacific Gas & Electric Co.	3.300%	12/1/27	9,325	9,243
	Pacific Gas & Electric Co.	6.050%	3/1/34	23,449	29,373
	Pacific Gas & Electric Co.	5.800%	3/1/37	10,084	12,615
	Pacific Gas & Electric Co.	6.350%	2/15/38	4,000	5,275
	Pacific Gas & Electric Co.	6.250%	3/1/39	973	1,283
	Pacific Gas & Electric Co.	4.450%	4/15/42	13,052	14,065
	Pacific Gas & Electric Co.	4.600%	6/15/43	3,776	4,123
	Pacific Gas & Electric Co.	5.125%	11/15/43	2,850	3,341
	Pacific Gas & Electric Co.	4.750%	2/15/44	3,080	3,430
	Pacific Gas & Electric Co.	4.300%	3/15/45	4,500	4,695
	Pacific Gas & Electric Co.	4.250%	3/15/46	6,200	6,529
	Pacific Gas & Electric Co.	4.000%	12/1/46	6,075	6,217
10	Pacific Gas & Electric Co.	3.950%	12/1/47	6,050	6,014
	PacifiCorp	5.500%	1/15/19	4,000	4,137
	PacifiCorp	2.950%	2/1/22	5,875	5,967
	PacifiCorp	3.600%	4/1/24	4,350	4,547
	PacifiCorp	7.700%	11/15/31	985	1,426
	PacifiCorp	5.250%	6/15/35	2,875	3,501
	PacifiCorp	6.100%	8/1/36	2,750	3,656
	PacifiCorp	5.750%	4/1/37	10,850	13,973
	PacifiCorp	6.250%	10/15/37	1,100	1,505
	PacifiCorp	6.350%	7/15/38	1,350	1,865
	PacifiCorp	6.000%	1/15/39	100	134
	PacifiCorp	4.100%	2/1/42	4,200	4,548
	PECO Energy Co.	2.375%	9/15/22	6,354	6,287
	PECO Energy Co.	5.950%	10/1/36	3,900	5,177
	PECO Energy Co.	4.150%	10/1/44	1,890	2,066
	PG&E Corp.	2.400%	3/1/19	3,425	3,428
	Pinnacle West Capital Corp.	2.250%	11/30/20	3,000	2,984
	Potomac Electric Power Co.	3.600%	3/15/24	200	209
	Potomac Electric Power Co.	6.500%	11/15/37	4,043	5,623
	Potomac Electric Power Co.	4.150%	3/15/43	4,200	4,578
	PPL Capital Funding Inc.	4.200%	6/15/22	6,546	6,923
	PPL Capital Funding Inc.	3.500%	12/1/22	490	503
	PPL Capital Funding Inc.	3.400%	6/1/23	10,700	10,904
	PPL Capital Funding Inc.	3.950%	3/15/24	275	287
	PPL Capital Funding Inc.	3.100%	5/15/26	5,000	4,893
	PPL Capital Funding Inc.	4.700%	6/1/43	4,050	4,525

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
PPL Capital Funding Inc.	5.000%	3/15/44	2,000	2,339
PPL Capital Funding Inc.	4.000%	9/15/47	3,400	3,481
PPL Electric Utilities Corp.	3.000%	9/15/21	3,065	3,119
PPL Electric Utilities Corp.	6.250%	5/15/39	800	1,097
PPL Electric Utilities Corp.	4.750%	7/15/43	3,885	4,624
PPL Electric Utilities Corp.	4.125%	6/15/44	1,700	1,872
PPL Electric Utilities Corp.	4.150%	10/1/45	2,800	3,103
PPL Electric Utilities Corp.	3.950%	6/1/47	3,300	3,563
Progress Energy Inc.	4.875%	12/1/19	150	157
Progress Energy Inc.	4.400%	1/15/21	7,667	8,013
Progress Energy Inc.	3.150%	4/1/22	12,800	12,919
Progress Energy Inc.	7.000%	10/30/31	2,300	3,070
Progress Energy Inc.	6.000%	12/1/39	5,335	6,962
PSEG Power LLC	5.125%	4/15/20	415	437
PSEG Power LLC	3.000%	6/15/21	1,675	1,687
PSEG Power LLC	8.625%	4/15/31	2,725	3,583
Public Service Co. of Colorado	5.125%	6/1/19	3,725	3,861
Public Service Co. of Colorado	3.200%	11/15/20	6,025	6,143
Public Service Co. of Colorado	6.500%	8/1/38	25	35
Public Service Co. of Colorado	3.600%	9/15/42	800	809
Public Service Co. of Colorado	4.300%	3/15/44	4,575	5,104
Public Service Co. of Colorado	3.800%	6/15/47	6,000	6,280
Public Service Co. of New Hampshire	3.500%	11/1/23	875	902
Public Service Co. of Oklahoma	5.150%	12/1/19	650	682
Public Service Electric & Gas Co.	1.900%	3/15/21	6,575	6,467
Public Service Electric & Gas Co.	2.375%	5/15/23	3,100	3,046
Public Service Electric & Gas Co.	3.000%	5/15/25	1,170	1,169
Public Service Electric & Gas Co.	2.250%	9/15/26	3,055	2,873
Public Service Electric & Gas Co.	3.000%	5/15/27	3,000	2,992
Public Service Electric & Gas Co.	5.800%	5/1/37	875	1,141
Public Service Electric & Gas Co.	3.950%	5/1/42	3,800	4,095
Public Service Electric & Gas Co.	3.650%	9/1/42	575	588
Public Service Electric & Gas Co.	3.800%	3/1/46	14,050	14,869
Public Service Electric & Gas Co.	3.600%	12/1/47	2,800	2,865
Public Service Enterprise Group Inc.	2.650%	11/15/22	4,775	4,726
Puget Energy Inc.	6.500%	12/15/20	4,050	4,465
Puget Energy Inc.	6.000%	9/1/21	3,825	4,235
Puget Energy Inc.	5.625%	7/15/22	2,425	2,673
Puget Energy Inc.	3.650%	5/15/25	4,150	4,248
Puget Sound Energy Inc.	6.274%	3/15/37	3,825	5,148
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,824
Puget Sound Energy Inc.	5.795%	3/15/40	1,610	2,119
Puget Sound Energy Inc.	5.638%	4/15/41	900	1,157
Puget Sound Energy Inc.	4.300%	5/20/45	7,225	8,150
San Diego Gas & Electric Co.	3.000%	8/15/21	1,350	1,371
San Diego Gas & Electric Co.	6.000%	6/1/39	200	267
San Diego Gas & Electric Co.	4.500%	8/15/40	3,970	4,639
San Diego Gas & Electric Co.	3.750%	6/1/47	5,000	5,244
SCANA Corp.	4.750%	5/15/21	2,445	2,531
Sierra Pacific Power Co.	2.600%	5/1/26	11,255	10,865
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,225	2,823
South Carolina Electric & Gas Co.	5.300%	5/15/33	150	170
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,928
South Carolina Electric & Gas Co.	5.450%	2/1/41	1,525	1,806

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
South Carolina Electric & Gas Co.	4.350%	2/1/42	2,500	2,617
South Carolina Electric & Gas Co.	4.600%	6/15/43	3,300	3,573
South Carolina Electric & Gas Co.	4.100%	6/15/46	3,300	3,365
South Carolina Electric & Gas Co.	4.500%	6/1/64	10,015	10,408
South Carolina Electric & Gas Co.	5.100%	6/1/65	3,725	4,247
Southern California Edison Co.	3.875%	6/1/21	3,789	3,941
5 Southern California Edison Co.	1.845%	2/1/22	2,250	2,200
Southern California Edison Co.	2.400%	2/1/22	2,700	2,675
Southern California Edison Co.	3.500%	10/1/23	10,600	10,977
Southern California Edison Co.	6.650%	4/1/29	450	575
Southern California Edison Co.	6.000%	1/15/34	3,600	4,628
Southern California Edison Co.	5.750%	4/1/35	800	1,020
Southern California Edison Co.	5.350%	7/15/35	4,485	5,483
Southern California Edison Co.	5.550%	1/15/36	500	610
Southern California Edison Co.	5.625%	2/1/36	1,875	2,367
Southern California Edison Co.	5.950%	2/1/38	2,775	3,676
Southern California Edison Co.	6.050%	3/15/39	1,460	1,957
Southern California Edison Co.	4.500%	9/1/40	6,807	7,644
Southern California Edison Co.	4.050%	3/15/42	6,450	6,923
Southern California Edison Co.	3.900%	3/15/43	2,925	3,078
Southern California Edison Co.	4.650%	10/1/43	5,975	6,996
Southern California Edison Co.	3.600%	2/1/45	2,200	2,210
Southern California Edison Co.	4.000%	4/1/47	5,200	5,590
Southern Co.	1.850%	7/1/19	3,190	3,172
Southern Co.	2.150%	9/1/19	1,650	1,641
Southern Co.	2.750%	6/15/20	2,400	2,416
Southern Co.	2.350%	7/1/21	5,400	5,374
Southern Co.	2.950%	7/1/23	7,700	7,656
Southern Co.	3.250%	7/1/26	13,830	13,563
Southern Co.	4.250%	7/1/36	8,125	8,537
Southern Co.	4.400%	7/1/46	9,400	10,030
5 Southern Co.	5.500%	3/15/57	1,400	1,481
Southern Power Co.	1.950%	12/15/19	1,400	1,389
Southern Power Co.	2.375%	6/1/20	500	498
Southern Power Co.	2.500%	12/15/21	5,000	4,953
Southern Power Co.	4.150%	12/1/25	2,000	2,105
Southern Power Co.	5.150%	9/15/41	5,790	6,476
Southern Power Co.	5.250%	7/15/43	5,625	6,397
Southern Power Co.	4.950%	12/15/46	2,875	3,140
Southwestern Electric Power Co.	6.450%	1/15/19	4,763	4,956
Southwestern Electric Power Co.	2.750%	10/1/26	4,800	4,610
Southwestern Electric Power Co.	3.900%	4/1/45	6,831	7,000
Southwestern Public Service Co.	3.300%	6/15/24	200	205
Southwestern Public Service Co.	4.500%	8/15/41	4,014	4,590
Southwestern Public Service Co.	3.400%	8/15/46	14,075	13,688
Southwestern Public Service Co.	3.700%	8/15/47	8,975	9,181
Tampa Electric Co.	5.400%	5/15/21	2,590	2,801
Tampa Electric Co.	2.600%	9/15/22	1,000	989
Tampa Electric Co.	6.550%	5/15/36	350	464
Tampa Electric Co.	4.100%	6/15/42	100	103
Tampa Electric Co.	4.350%	5/15/44	3,500	3,792
TECO Finance Inc.	5.150%	3/15/20	4,862	5,114
Toledo Edison Co.	6.150%	5/15/37	2,244	2,892
TransAlta Corp.	4.500%	11/15/22	2,050	2,082

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
TransAlta Corp.	6.500%	3/15/40	2,550	2,540
Tucson Electric Power Co.	3.050%	3/15/25	2,000	1,955
UIL Holdings Corp.	4.625%	10/1/20	4,400	4,607
Union Electric Co.	6.700%	2/1/19	2,732	2,857
Union Electric Co.	3.500%	4/15/24	3,465	3,591
Union Electric Co.	2.950%	6/15/27	9,500	9,411
Union Electric Co.	5.300%	8/1/37	3,244	3,920
Union Electric Co.	8.450%	3/15/39	2,200	3,575
Union Electric Co.	3.900%	9/15/42	175	183
Union Electric Co.	3.650%	4/15/45	1,825	1,852
Virginia Electric & Power Co.	2.950%	1/15/22	2,025	2,054
Virginia Electric & Power Co.	3.450%	9/1/22	10,595	10,930
Virginia Electric & Power Co.	2.750%	3/15/23	6,050	6,040
Virginia Electric & Power Co.	3.450%	2/15/24	5,390	5,554
Virginia Electric & Power Co.	3.100%	5/15/25	3,450	3,467
Virginia Electric & Power Co.	3.150%	1/15/26	8,145	8,223
Virginia Electric & Power Co.	2.950%	11/15/26	3,357	3,322
Virginia Electric & Power Co.	3.500%	3/15/27	4,500	4,649
Virginia Electric & Power Co.	6.000%	1/15/36	2,840	3,706
Virginia Electric & Power Co.	6.000%	5/15/37	4,475	5,879
Virginia Electric & Power Co.	6.350%	11/30/37	2,950	4,037
Virginia Electric & Power Co.	4.000%	1/15/43	18,375	19,444
Virginia Electric & Power Co.	4.650%	8/15/43	225	262
Virginia Electric & Power Co.	4.450%	2/15/44	5,295	5,972
Virginia Electric & Power Co.	4.200%	5/15/45	2,750	3,013
Virginia Electric & Power Co.	4.000%	11/15/46	7,500	7,974
Virginia Electric & Power Co.	3.800%	9/15/47	4,150	4,305
WEC Energy Group Inc.	2.450%	6/15/20	2,075	2,074
WEC Energy Group Inc.	3.550%	6/15/25	2,900	2,966
Westar Energy Inc.	2.550%	7/1/26	6,200	5,963
Westar Energy Inc.	3.100%	4/1/27	4,500	4,502
Westar Energy Inc.	4.125%	3/1/42	4,660	5,010
Westar Energy Inc.	4.100%	4/1/43	2,405	2,585
Westar Energy Inc.	4.250%	12/1/45	750	825
Wisconsin Electric Power Co.	5.625%	5/15/33	150	182
Wisconsin Electric Power Co.	5.700%	12/1/36	100	128
Wisconsin Electric Power Co.	4.250%	6/1/44	1,405	1,541
Wisconsin Electric Power Co.	4.300%	12/15/45	2,500	2,767
Wisconsin Power & Light Co.	3.050%	10/15/27	2,300	2,293
Wisconsin Power & Light Co.	6.375%	8/15/37	2,125	2,875
Wisconsin Public Service Corp.	3.671%	12/1/42	2,150	2,177
Wisconsin Public Service Corp.	4.752%	11/1/44	2,175	2,590
Xcel Energy Inc.	4.700%	5/15/20	4,120	4,299
Xcel Energy Inc.	2.400%	3/15/21	7,625	7,570
Xcel Energy Inc.	2.600%	3/15/22	4,250	4,241
Xcel Energy Inc.	3.300%	6/1/25	9,900	10,047
Xcel Energy Inc.	3.350%	12/1/26	3,325	3,375
Xcel Energy Inc.	6.500%	7/1/36	961	1,304

Natural Gas (0.1%)
Atmos Energy Corp.	8.500%	3/15/19	760	816
Atmos Energy Corp.	3.000%	6/15/27	4,875	4,837
Atmos Energy Corp.	5.500%	6/15/41	4,050	5,124
Atmos Energy Corp.	4.150%	1/15/43	75	81

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Atmos Energy Corp.	4.125%	10/15/44	5,325	5,818
CenterPoint Energy Resources Corp.	4.500%	1/15/21	7,001	7,317
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,975	2,527
CenterPoint Energy Resources Corp.	4.100%	9/1/47	2,275	2,390
NiSource Finance Corp.	6.800%	1/15/19	905	945
NiSource Finance Corp.	5.450%	9/15/20	800	855
NiSource Finance Corp.	2.650%	11/17/22	2,850	2,831
NiSource Finance Corp.	3.490%	5/15/27	7,300	7,426
NiSource Finance Corp.	5.950%	6/15/41	10,422	13,320
Nisource Finance Corp.	5.250%	2/15/43	2,720	3,278
NiSource Finance Corp.	4.800%	2/15/44	3,250	3,690
NiSource Finance Corp.	5.650%	2/1/45	742	930
NiSource Finance Corp.	4.375%	5/15/47	7,300	7,992
ONE Gas Inc.	2.070%	2/1/19	2,350	2,342
ONE Gas Inc.	4.658%	2/1/44	1,500	1,716
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	1,225	1,400
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	4,300	4,229
Sempra Energy	9.800%	2/15/19	1,500	1,619
Sempra Energy	1.625%	10/7/19	3,900	3,853
Sempra Energy	2.400%	3/15/20	3,200	3,201
Sempra Energy	2.850%	11/15/20	3,930	3,948
Sempra Energy	2.875%	10/1/22	2,325	2,309
Sempra Energy	4.050%	12/1/23	11,785	12,311
Sempra Energy	3.750%	11/15/25	12,855	13,159
Sempra Energy	3.250%	6/15/27	7,495	7,426
Sempra Energy	6.000%	10/15/39	6,925	8,933
Southern California Gas Co.	3.200%	6/15/25	560	569
Southern California Gas Co.	2.600%	6/15/26	11,376	11,035
Southern California Gas Co.	3.750%	9/15/42	3,325	3,454
Southern Co. Gas Capital Corp.	5.250%	8/15/19	1,600	1,668
Southern Co. Gas Capital Corp.	3.500%	9/15/21	680	694
Southern Co. Gas Capital Corp.	3.250%	6/15/26	2,700	2,660
Southern Co. Gas Capital Corp.	5.875%	3/15/41	5,475	6,794
Southern Co. Gas Capital Corp.	4.400%	6/1/43	1,000	1,060
Southern Co. Gas Capital Corp.	3.950%	10/1/46	4,400	4,367
Southern Co. Gas Capital Corp.	4.400%	5/30/47	14,600	15,673
Southwest Gas Corp.	3.800%	9/29/46	2,600	2,621
Washington Gas Light Co.	3.796%	9/15/46	3,500	3,607

Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	1,400	1,438
American Water Capital Corp.	2.950%	9/1/27	5,000	4,949
American Water Capital Corp.	6.593%	10/15/37	6,150	8,594
American Water Capital Corp.	4.300%	9/1/45	1,025	1,133
American Water Capital Corp.	4.000%	12/1/46	600	639
American Water Capital Corp.	3.750%	9/1/47	9,700	9,954
United Utilities plc	5.375%	2/1/19	4,650	4,785
United Utilities plc	6.875%	8/15/28	75	91
Veolia Environnement SA	6.750%	6/1/38	4,225	5,551
				2,797,914
Total Corporate Bonds (Cost $39,261,762)				40,523,057

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Sovereign Bonds (4.7%)
African Development Bank	1.000%	5/15/19	11,000	10,851
African Development Bank	1.375%	2/12/20	5,700	5,623
African Development Bank	1.875%	3/16/20	23,100	23,021
African Development Bank	1.250%	7/26/21	6,650	6,419
African Development Bank	2.375%	9/23/21	13,500	13,558
African Development Bank	2.125%	11/16/22	32,000	31,533
Agricultural Bank of China Ltd.	2.750%	5/21/20	2,000	1,994
Asian Development Bank	1.375%	1/15/19	9,500	9,447
Asian Development Bank	1.750%	3/21/19	14,700	14,663
Asian Development Bank	1.875%	4/12/19	13,500	13,483
Asian Development Bank	1.000%	8/16/19	7,250	7,133
Asian Development Bank	1.750%	1/10/20	17,500	17,396
Asian Development Bank	1.500%	1/22/20	10,400	10,287
Asian Development Bank	1.375%	3/23/20	2,750	2,709
Asian Development Bank	1.625%	5/5/20	91,175	90,275
Asian Development Bank	1.625%	3/16/21	8,300	8,156
Asian Development Bank	1.750%	6/8/21	13,550	13,332
Asian Development Bank	2.125%	11/24/21	700	693
Asian Development Bank	2.000%	2/16/22	53,650	53,073
Asian Development Bank	1.875%	2/18/22	15,700	15,378
Asian Development Bank	1.750%	9/13/22	26,115	25,354
Asian Development Bank	2.000%	1/22/25	10,750	10,411
Asian Development Bank	2.000%	4/24/26	4,700	4,513
Asian Development Bank	2.625%	1/12/27	7,250	7,279
Asian Development Bank	2.375%	8/10/27	5,265	5,172
Asian Development Bank	6.220%	8/15/27	2,175	2,838
Asian Development Bank	2.500%	11/2/27	50,965	50,461
Canada	1.625%	2/27/19	23,315	23,263
Canada	2.000%	11/15/22	36,950	36,434
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	14,450	14,295
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	8,000	7,970
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	22,100	22,278
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	15,000	15,821
Corp. Andina de Fomento	2.750%	1/6/23	7,850	7,779
Corp. Andina de Fomento	2.000%	5/10/19	9,600	9,555
Corp. Andina de Fomento	8.125%	6/4/19	11,725	12,647
Corp. Andina de Fomento	2.200%	7/18/20	14,000	13,898
Corp. Andina de Fomento	4.375%	6/15/22	34,419	36,591
Council Of Europe Development Bank	1.500%	5/17/19	5,300	5,268
Council Of Europe Development Bank	1.750%	11/14/19	5,000	4,971
Council Of Europe Development Bank	1.625%	3/10/20	15,500	15,349
Council Of Europe Development Bank	1.625%	3/16/21	4,600	4,515
Ecopetrol SA	5.875%	9/18/23	13,250	14,658
Ecopetrol SA	4.125%	1/16/25	16,775	16,901
Ecopetrol SA	5.375%	6/26/26	13,000	13,975
Ecopetrol SA	7.375%	9/18/43	5,950	7,133
Ecopetrol SA	5.875%	5/28/45	12,525	12,713
Emirates Telecommunications Group Co.
PJSC	3.500%	6/18/24	5,000	5,108
European Bank for Reconstruction &
Development	1.750%	6/14/19	21,525	21,451
European Bank for Reconstruction &
Development	0.875%	7/22/19	7,900	7,737

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	European Bank for Reconstruction &
	Development	1.750%	11/26/19	12,700	12,624
	European Bank for Reconstruction &
	Development	1.500%	3/16/20	10,750	10,620
	European Bank for Reconstruction &
	Development	2.000%	2/1/21	35,000	34,783
	European Bank for Reconstruction &
	Development	1.875%	7/15/21	5,200	5,152
	European Bank for Reconstruction &
	Development	1.875%	2/23/22	14,300	14,075
	European Investment Bank	1.875%	3/15/19	46,000	45,944
	European Investment Bank	1.750%	6/17/19	62,470	62,253
	European Investment Bank	1.125%	8/15/19	11,275	11,124
	European Investment Bank	1.625%	3/16/20	62,400	61,800
	European Investment Bank	1.750%	5/15/20	42,650	42,337
	European Investment Bank	1.375%	6/15/20	31,375	30,828
	European Investment Bank	1.625%	8/14/20	64,000	63,216
	European Investment Bank	2.875%	9/15/20	17,650	17,984
	European Investment Bank	1.625%	12/15/20	21,500	21,180
	European Investment Bank	4.000%	2/16/21	11,575	12,200
	European Investment Bank	2.000%	3/15/21	42,200	41,941
	European Investment Bank	2.500%	4/15/21	22,975	23,149
	European Investment Bank	1.375%	9/15/21	2,000	1,936
	European Investment Bank	2.125%	10/15/21	7,600	7,556
	European Investment Bank	2.250%	3/15/22	75,150	74,896
	European Investment Bank	2.375%	6/15/22	40,100	40,117
	European Investment Bank	2.250%	8/15/22	21,100	21,004
	European Investment Bank	2.000%	12/15/22	19,867	19,489
	European Investment Bank	3.250%	1/29/24	42,200	44,021
	European Investment Bank	1.875%	2/10/25	9,400	8,996
	European Investment Bank	2.125%	4/13/26	30,000	29,022
	European Investment Bank	2.375%	5/24/27	8,000	7,841
	European Investment Bank	4.875%	2/15/36	8,600	11,260
	Export Development Canada	1.250%	2/4/19	8,300	8,240
10	Export Development Canada	1.500%	4/4/19	2,350	2,335
11	Export Development Canada	1.750%	8/19/19	7,000	6,976
11	Export Development Canada	1.625%	12/3/19	3,600	3,575
	Export Development Canada	1.625%	1/17/20	5,450	5,404
	Export Development Canada	1.625%	6/1/20	6,625	6,486
	Export Development Canada	2.000%	11/30/20	27,335	27,228
	Export Development Canada	1.500%	5/26/21	17,900	17,483
	Export Development Canada	1.375%	10/21/21	18,040	17,465
	Export-Import Bank of Korea	1.750%	2/27/18	4,150	4,147
	Export-Import Bank of Korea	1.750%	5/26/19	5,100	5,043
	Export-Import Bank of Korea	2.375%	8/12/19	5,000	4,976
	Export-Import Bank of Korea	1.500%	10/21/19	10,000	9,790
	Export-Import Bank of Korea	5.125%	6/29/20	5,300	5,585
	Export-Import Bank of Korea	2.500%	11/1/20	16,000	15,823
	Export-Import Bank of Korea	4.000%	1/29/21	3,400	3,503
	Export-Import Bank of Korea	2.500%	5/10/21	6,000	5,912
	Export-Import Bank of Korea	4.375%	9/15/21	4,000	4,190
	Export-Import Bank of Korea	1.875%	10/21/21	13,450	12,899
	Export-Import Bank of Korea	2.750%	1/25/22	14,500	14,338
	Export-Import Bank of Korea	5.000%	4/11/22	3,300	3,552

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	3.000%	11/1/22	8,000	7,962
	Export-Import Bank of Korea	4.000%	1/14/24	17,850	18,713
	Export-Import Bank of Korea	2.875%	1/21/25	3,000	2,927
	Export-Import Bank of Korea	3.250%	11/10/25	6,200	6,181
	Export-Import Bank of Korea	2.625%	5/26/26	6,000	5,712
	Export-Import Bank of Korea	3.250%	8/12/26	425	424
	FMS Wertmanagement AoeR	1.000%	8/16/19	11,700	11,512
12	FMS Wertmanagement AoeR	1.750%	1/24/20	21,000	20,872
	FMS Wertmanagement AoeR	1.750%	3/17/20	6,000	5,957
	FMS Wertmanagement AoeR	2.000%	8/1/22	60,750	59,845
	Hydro-Quebec	8.400%	1/15/22	3,040	3,673
	Hydro-Quebec	8.050%	7/7/24	1,150	1,486
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	5,850	5,895
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	250	249
	Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	5,200	5,137
	Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	6,250	6,189
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	3,000	2,984
	Inter-American Development Bank	1.000%	5/13/19	14,500	14,321
	Inter-American Development Bank	1.125%	9/12/19	24,800	24,435
	Inter-American Development Bank	3.875%	9/17/19	17,250	17,794
	Inter-American Development Bank	1.750%	10/15/19	20,200	20,104
	Inter-American Development Bank	3.875%	2/14/20	1,800	1,866
	Inter-American Development Bank	1.625%	5/12/20	32,000	31,682
	Inter-American Development Bank	2.125%	11/9/20	10,400	10,402
	Inter-American Development Bank	1.875%	3/15/21	16,000	15,840
	Inter-American Development Bank	2.125%	1/18/22	69,250	68,852
	Inter-American Development Bank	1.750%	4/14/22	25,600	25,034
	Inter-American Development Bank	1.750%	9/14/22	30,850	29,944
	Inter-American Development Bank	3.000%	10/4/23	9,050	9,320
	Inter-American Development Bank	3.000%	2/21/24	13,000	13,367
	Inter-American Development Bank	2.125%	1/15/25	14,000	13,681
	Inter-American Development Bank	7.000%	6/15/25	4,425	5,585
	Inter-American Development Bank	2.000%	6/2/26	27,625	26,350
	Inter-American Development Bank	2.375%	7/7/27	32,750	32,175
	Inter-American Development Bank	3.200%	8/7/42	3,375	3,442
	Inter-American Development Bank	4.375%	1/24/44	5,200	6,365
	International Bank for Reconstruction &
	Development	1.875%	3/15/19	42,875	42,824
	International Bank for Reconstruction &
	Development	1.375%	4/22/19	13,530	13,414
	International Bank for Reconstruction &
	Development	1.250%	7/26/19	17,000	16,814
	International Bank for Reconstruction &
	Development	0.875%	8/15/19	41,300	40,589
	International Bank for Reconstruction &
	Development	1.875%	10/7/19	5,100	5,089
	International Bank for Reconstruction &
	Development	1.125%	11/27/19	22,025	21,646
	International Bank for Reconstruction &
	Development	1.375%	3/30/20	9,000	8,869
	International Bank for Reconstruction &
	Development	1.875%	4/21/20	91,000	90,700
	International Bank for Reconstruction &
	Development	1.625%	9/4/20	39,100	38,612

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction &
	Development	2.125%	11/1/20	20,400	20,403
	International Bank for Reconstruction &
	Development	1.625%	3/9/21	28,100	27,616
	International Bank for Reconstruction &
	Development	1.375%	5/24/21	34,000	33,068
	International Bank for Reconstruction &
	Development	2.250%	6/24/21	10,250	10,264
	International Bank for Reconstruction &
	Development	1.375%	9/20/21	36,310	35,186
	International Bank for Reconstruction &
	Development	2.125%	12/13/21	15,270	15,202
	International Bank for Reconstruction &
	Development	2.000%	1/26/22	92,000	90,988
	International Bank for Reconstruction &
	Development	1.625%	2/10/22	28,425	27,728
	International Bank for Reconstruction &
	Development	7.625%	1/19/23	30,020	37,422
	International Bank for Reconstruction &
	Development	2.500%	11/25/24	33,750	33,792
	International Bank for Reconstruction &
	Development	8.875%	3/1/26	450	642
	International Bank for Reconstruction &
	Development	2.500%	11/22/27	15,000	14,890
	International Bank for Reconstruction &
	Development	4.750%	2/15/35	2,500	3,213
	International Finance Corp.	1.750%	9/16/19	10,500	10,452
	International Finance Corp.	1.750%	3/30/20	18,225	18,116
	International Finance Corp.	1.625%	7/16/20	55	54
	International Finance Corp.	2.000%	10/24/22	7,800	7,678
	International Finance Corp.	2.125%	4/7/26	28,645	27,715
13	Japan Bank for International Cooperation	2.125%	2/7/19	6,050	6,043
13	Japan Bank for International Cooperation	1.750%	5/29/19	700	695
13	Japan Bank for International Cooperation	2.250%	2/24/20	15,400	15,362
13	Japan Bank for International Cooperation	1.750%	5/28/20	51,300	50,468
13	Japan Bank for International Cooperation	2.125%	6/1/20	11,000	10,932
13	Japan Bank for International Cooperation	2.125%	7/21/20	11,730	11,642
13	Japan Bank for International Cooperation	1.875%	4/20/21	6,600	6,453
13	Japan Bank for International Cooperation	1.500%	7/21/21	14,000	13,511
13	Japan Bank for International Cooperation	2.000%	11/4/21	14,250	13,952
13	Japan Bank for International Cooperation	2.500%	6/1/22	2,200	2,190
13	Japan Bank for International Cooperation	2.375%	7/21/22	9,340	9,225
13	Japan Bank for International Cooperation	3.000%	5/29/24	13,250	13,474
13	Japan Bank for International Cooperation	2.125%	2/10/25	14,500	13,915
13	Japan Bank for International Cooperation	2.375%	4/20/26	1,600	1,545
13	Japan Bank for International Cooperation	2.250%	11/4/26	18,000	17,223
13	Japan Bank for International Cooperation	2.875%	6/1/27	7,000	7,035
13	Japan Bank for International Cooperation	2.875%	7/21/27	7,300	7,337
13	Japan Bank for International Cooperation	2.125%	11/16/20	28,890	28,656
13	Japan Bank for International Cooperation	2.375%	11/16/22	23,180	22,885
13	Japan Bank for International Cooperation	2.750%	11/16/27	34,000	33,812
13	Japan Finance Organization for Municipalities	4.000%	1/13/21	5,625	5,837
13	Japan International Cooperation Agency	2.750%	4/27/27	8,400	8,281
12	KFW	1.500%	2/6/19	51,500	51,249

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
12	KFW	1.875%	4/1/19	48,590	48,537
12	KFW	4.875%	6/17/19	14,275	14,866
12	KFW	1.000%	7/15/19	36,250	35,666
12	KFW	1.500%	9/9/19	14,500	14,375
12	KFW	1.750%	10/15/19	23,650	23,535
12	KFW	4.000%	1/27/20	5,400	5,610
12	KFW	1.750%	3/31/20	31,700	31,464
12	KFW	1.500%	4/20/20	27,500	27,126
12	KFW	1.625%	5/29/20	60,175	59,509
12	KFW	1.875%	6/30/20	12,000	11,926
12	KFW	2.750%	9/8/20	20,575	20,911
12	KFW	2.750%	10/1/20	13,950	14,177
12	KFW	1.875%	12/15/20	72,035	71,636
12	KFW	1.500%	6/15/21	60,600	59,090
12	KFW	2.375%	8/25/21	19,590	19,665
12	KFW	1.750%	9/15/21	33,000	32,388
12	KFW	2.625%	1/25/22	14,200	14,381
12	KFW	2.125%	3/7/22	70,000	69,501
12	KFW	2.125%	6/15/22	81,100	80,419
12	KFW	2.000%	10/4/22	24,875	24,485
12	KFW	2.125%	1/17/23	23,500	23,217
12	KFW	2.500%	11/20/24	39,500	39,389
12	KFW	2.000%	5/2/25	31,640	30,515
12	KFW	0.000%	4/18/36	8,050	4,708
	Korea Development Bank	2.500%	1/13/21	5,000	4,939
	Korea Development Bank	4.625%	11/16/21	9,250	9,797
	Korea Development Bank	2.625%	2/27/22	14,000	13,794
	Korea Development Bank	3.000%	9/14/22	30,250	30,151
	Korea Development Bank	2.750%	3/19/23	3,100	3,043
	Korea Development Bank	3.750%	1/22/24	10,350	10,716
	Korea Development Bank	3.000%	1/13/26	1,500	1,471
12	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,900	2,864
12	Landwirtschaftliche Rentenbank	2.250%	10/1/21	20,370	20,352
12	Landwirtschaftliche Rentenbank	2.000%	12/6/21	3,600	3,560
12	Landwirtschaftliche Rentenbank	2.000%	1/13/25	16,300	15,763
12	Landwirtschaftliche Rentenbank	2.375%	6/10/25	14,575	14,418
12	Landwirtschaftliche Rentenbank	1.750%	7/27/26	9,095	8,522
12	Landwirtschaftliche Rentenbank	2.500%	11/15/27	19,855	19,675
	Nexen Energy ULC	7.875%	3/15/32	525	748
	Nexen Energy ULC	5.875%	3/10/35	690	844
	Nexen Energy ULC	6.400%	5/15/37	13,400	17,419
	Nexen Energy ULC	7.500%	7/30/39	3,400	5,030
	Nordic Investment Bank	1.875%	6/14/19	8,300	8,292
	Nordic Investment Bank	1.500%	8/9/19	2,555	2,536
	Nordic Investment Bank	1.625%	11/20/20	15,600	15,368
	Nordic Investment Bank	1.250%	8/2/21	5,000	4,832
	Nordic Investment Bank	2.125%	2/1/22	9,000	8,937
	North American Development Bank	4.375%	2/11/20	975	1,015
	North American Development Bank	2.400%	10/26/22	3,450	3,435
14	Oesterreichische Kontrollbank AG	1.625%	3/12/19	3,800	3,786
14	Oesterreichische Kontrollbank AG	1.125%	4/26/19	10,200	10,074
14	Oesterreichische Kontrollbank AG	1.375%	2/10/20	5,675	5,583
14	Oesterreichische Kontrollbank AG	1.500%	10/21/20	30,000	29,441
14	Oesterreichische Kontrollbank AG	1.875%	1/20/21	10,900	10,779

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
14	Oesterreichische Kontrollbank AG	2.375%	10/1/21	6,450	6,459
5	Oriental Republic of Uruguay	8.000%	11/18/22	5,605	6,768
5	Oriental Republic of Uruguay	4.500%	8/14/24	9,225	10,001
5	Oriental Republic of Uruguay	4.375%	10/27/27	19,750	21,256
5	Oriental Republic of Uruguay	7.875%	1/15/33	200	286
5	Oriental Republic of Uruguay	7.625%	3/21/36	11,750	16,744
5	Oriental Republic of Uruguay	4.125%	11/20/45	6,579	6,603
5	Oriental Republic of Uruguay	5.100%	6/18/50	24,025	26,698
	Petroleos Mexicanos	5.500%	2/4/19	5,000	5,160
	Petroleos Mexicanos	8.000%	5/3/19	300	321
	Petroleos Mexicanos	6.000%	3/5/20	3,500	3,722
	Petroleos Mexicanos	3.500%	7/23/20	4,200	4,265
	Petroleos Mexicanos	5.500%	1/21/21	16,220	17,288
	Petroleos Mexicanos	6.375%	2/4/21	51,113	55,664
	Petroleos Mexicanos	4.875%	1/24/22	38,757	40,421
10	Petroleos Mexicanos	5.375%	3/13/22	10,590	11,258
	Petroleos Mexicanos	3.500%	1/30/23	11,150	10,944
	Petroleos Mexicanos	4.625%	9/21/23	20,612	21,173
	Petroleos Mexicanos	4.875%	1/18/24	8,322	8,662
5	Petroleos Mexicanos	2.290%	2/15/24	975	972
	Petroleos Mexicanos	2.378%	4/15/25	1,425	1,417
	Petroleos Mexicanos	4.500%	1/23/26	2,995	3,006
	Petroleos Mexicanos	6.875%	8/4/26	12,730	14,422
10	Petroleos Mexicanos	6.500%	3/13/27	38,550	42,130
10	Petroleos Mexicanos	6.500%	3/13/27	32,575	35,600
	Petroleos Mexicanos	6.625%	6/15/35	16,600	17,780
	Petroleos Mexicanos	6.625%	6/15/38	3,025	3,143
	Petroleos Mexicanos	6.500%	6/2/41	18,725	19,357
	Petroleos Mexicanos	5.500%	6/27/44	9,225	8,521
	Petroleos Mexicanos	6.375%	1/23/45	13,170	13,239
	Petroleos Mexicanos	5.625%	1/23/46	31,454	29,047
	Petroleos Mexicanos	6.750%	9/21/47	38,376	40,180
10	Petroleos Mexicanos	6.750%	9/21/47	25,075	26,254
15	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	1,255	1,890
	Province of Alberta	1.900%	12/6/19	19,775	19,659
	Province of Alberta	2.200%	7/26/22	13,000	12,813
	Province of British Columbia	2.650%	9/22/21	14,150	14,298
	Province of British Columbia	2.000%	10/23/22	22,150	21,715
	Province of British Columbia	2.250%	6/2/26	1,100	1,065
	Province of British Columbia	7.250%	9/1/36	2,171	3,402
	Province of Manitoba	2.100%	9/6/22	6,925	6,781
	Province of Manitoba	3.050%	5/14/24	19,800	20,179
	Province of Manitoba	2.125%	6/22/26	4,000	3,767
	Province of New Brunswick	2.500%	12/12/22	4,005	3,992
	Province of Nova Scotia	9.125%	5/1/21	1,280	1,527
	Province of Ontario	1.625%	1/18/19	13,000	12,955
	Province of Ontario	2.000%	1/30/19	30,000	30,008
	Province of Ontario	1.250%	6/17/19	10,000	9,878
	Province of Ontario	1.650%	9/27/19	18,000	17,850
	Province of Ontario	4.000%	10/7/19	3,550	3,662
	Province of Ontario	4.400%	4/14/20	13,100	13,726
	Province of Ontario	1.875%	5/21/20	7,400	7,338
	Province of Ontario	2.500%	9/10/21	16,000	16,028

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Province of Ontario	2.400%	2/8/22	16,000	15,947
Province of Ontario	2.250%	5/18/22	34,000	33,643
Province of Ontario	2.450%	6/29/22	1,525	1,520
Province of Ontario	2.200%	10/3/22	16,725	16,483
Province of Ontario	3.200%	5/16/24	10,000	10,302
Province of Ontario	2.500%	4/27/26	8,000	7,838
Province of Quebec	3.500%	7/29/20	8,670	8,944
Province of Quebec	2.750%	8/25/21	13,475	13,617
Province of Quebec	2.375%	1/31/22	8,000	7,975
Province of Quebec	2.625%	2/13/23	34,919	34,985
Province of Quebec	7.125%	2/9/24	9,075	11,164
Province of Quebec	2.875%	10/16/24	9,400	9,499
Province of Quebec	2.500%	4/20/26	500	491
Province of Quebec	2.750%	4/12/27	34,300	34,037
Province of Quebec	7.500%	9/15/29	10,342	14,647
Republic of Chile	3.875%	8/5/20	200	209
Republic of Chile	2.250%	10/30/22	14,550	14,324
Republic of Chile	3.125%	1/21/26	19,794	20,032
Republic of Chile	3.860%	6/21/47	7,100	7,298
Republic of Colombia	7.375%	3/18/19	3,760	3,983
Republic of Colombia	11.750%	2/25/20	250	298
Republic of Colombia	4.375%	7/12/21	15,385	16,216
5 Republic of Colombia	2.625%	3/15/23	12,950	12,630
Republic of Colombia	4.000%	2/26/24	44,428	46,027
Republic of Colombia	8.125%	5/21/24	1,800	2,286
5 Republic of Colombia	4.500%	1/28/26	18,017	19,260
5 Republic of Colombia	3.875%	4/25/27	15,275	15,550
Republic of Colombia	10.375%	1/28/33	3,850	6,081
Republic of Colombia	7.375%	9/18/37	4,600	6,211
Republic of Colombia	6.125%	1/18/41	9,500	11,554
5 Republic of Colombia	5.625%	2/26/44	5,500	6,298
5 Republic of Colombia	5.000%	6/15/45	55,138	58,308
Republic of Finland	6.950%	2/15/26	1,000	1,271
Republic of Hungary	6.250%	1/29/20	12,225	13,096
Republic of Hungary	6.375%	3/29/21	76,925	85,483
Republic of Hungary	5.375%	2/21/23	8,200	9,123
Republic of Hungary	7.625%	3/29/41	4,025	6,316
Republic of Indonesia	2.950%	1/11/23	7,800	7,762
Republic of Indonesia	3.500%	1/11/28	7,900	7,877
Republic of Indonesia	4.350%	1/11/48	8,000	8,129
Republic of Italy	6.875%	9/27/23	16,425	19,333
Republic of Italy	5.375%	6/15/33	14,750	17,344
Republic of Korea	7.125%	4/16/19	19,678	20,836
Republic of Korea	3.875%	9/11/23	7,800	8,157
Republic of Korea	5.625%	11/3/25	575	679
Republic of Korea	2.750%	1/19/27	18,400	17,974
Republic of Panama	5.200%	1/30/20	20,755	21,871
5 Republic of Panama	3.750%	3/16/25	12,200	12,671
Republic of Panama	7.125%	1/29/26	13,800	17,581
Republic of Panama	8.875%	9/30/27	2,500	3,628
5 Republic of Panama	3.875%	3/17/28	5,000	5,228
Republic of Panama	9.375%	4/1/29	8,450	12,793
5 Republic of Panama	6.700%	1/26/36	21,548	28,809
5 Republic of Panama	4.500%	5/15/47	6,900	7,428

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Republic of Panama	4.300%	4/29/53	5,000	5,208
	Republic of Peru	4.125%	8/25/27	800	873
	Republic of Peru	8.750%	11/21/33	30,883	48,818
5	Republic of Peru	6.550%	3/14/37	14,900	20,211
	Republic of Peru	5.625%	11/18/50	18,133	23,400
	Republic of Poland	6.375%	7/15/19	26,860	28,477
	Republic of Poland	5.125%	4/21/21	15,650	16,941
	Republic of Poland	5.000%	3/23/22	29,385	32,177
	Republic of Poland	3.000%	3/17/23	23,300	23,679
	Republic of Poland	4.000%	1/22/24	975	1,040
	Republic of Poland	3.250%	4/6/26	11,900	12,153
	Republic of the Philippines	8.375%	6/17/19	7,000	7,648
	Republic of the Philippines	6.500%	1/20/20	200	218
	Republic of the Philippines	4.000%	1/15/21	15,025	15,761
	Republic of the Philippines	4.200%	1/21/24	8,200	8,907
	Republic of the Philippines	9.500%	10/21/24	2,170	3,100
	Republic of the Philippines	10.625%	3/16/25	8,525	12,883
	Republic of the Philippines	5.500%	3/30/26	9,350	11,045
	Republic of the Philippines	9.500%	2/2/30	4,250	6,715
	Republic of the Philippines	7.750%	1/14/31	13,300	18,953
	Republic of the Philippines	6.375%	1/15/32	15,004	19,505
	Republic of the Philippines	6.375%	10/23/34	14,240	19,028
	Republic of the Philippines	5.000%	1/13/37	1,950	2,301
	Republic of the Philippines	3.950%	1/20/40	24,999	25,780
	Republic of the Philippines	3.700%	3/1/41	9,733	9,672
	Republic of the Philippines	3.700%	2/2/42	16,288	16,226
10	Sinopec Group Overseas Development
	2012 Ltd.	4.875%	5/17/42	450	507
	State of Israel	5.125%	3/26/19	5,350	5,540
	State of Israel	4.000%	6/30/22	8,200	8,678
	State of Israel	3.150%	6/30/23	2,400	2,458
	State of Israel	2.875%	3/16/26	30,000	29,935
	State of Israel	4.500%	1/30/43	7,700	8,430
	Statoil ASA	2.250%	11/8/19	8,000	8,002
	Statoil ASA	2.900%	11/8/20	3,025	3,067
	Statoil ASA	2.750%	11/10/21	10,400	10,508
	Statoil ASA	3.150%	1/23/22	3,975	4,072
	Statoil ASA	2.450%	1/17/23	17,550	17,406
	Statoil ASA	2.650%	1/15/24	16,518	16,432
	Statoil ASA	3.700%	3/1/24	9,856	10,346
	Statoil ASA	3.250%	11/10/24	5,100	5,234
	Statoil ASA	7.250%	9/23/27	3,350	4,428
10	Statoil ASA	6.500%	12/1/28	225	290
	Statoil ASA	5.100%	8/17/40	11,000	13,319
	Statoil ASA	4.250%	11/23/41	3,100	3,341
	Statoil ASA	3.950%	5/15/43	2,550	2,666
	Statoil ASA	4.800%	11/8/43	12,295	14,433
	Svensk Exportkredit AB	1.250%	4/12/19	4,900	4,852
	Svensk Exportkredit AB	1.875%	6/17/19	11,900	11,873
	Svensk Exportkredit AB	1.125%	8/28/19	7,100	6,985
	Svensk Exportkredit AB	1.750%	5/18/20	16,400	16,238
	Svensk Exportkredit AB	1.750%	8/28/20	22,370	22,092
	Svensk Exportkredit AB	1.750%	3/10/21	7,500	7,380
	Svensk Exportkredit AB	2.000%	8/30/22	18,520	18,152

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United Mexican States	3.625%	3/15/22	63,392	65,743
United Mexican States	4.000%	10/2/23	59,183	61,982
United Mexican States	3.600%	1/30/25	16,826	17,031
United Mexican States	4.125%	1/21/26	6,650	6,937
United Mexican States	4.150%	3/28/27	30,000	31,155
United Mexican States	7.500%	4/8/33	2,100	2,861
United Mexican States	6.750%	9/27/34	6,000	7,797
United Mexican States	6.050%	1/11/40	25,952	30,571
United Mexican States	4.750%	3/8/44	52,583	53,102
United Mexican States	5.550%	1/21/45	300	339
United Mexican States	4.600%	1/23/46	11,651	11,517
United Mexican States	4.350%	1/15/47	31,600	30,273
United Mexican States	5.750%	10/12/10	34,785	36,725
Total Sovereign Bonds (Cost $6,893,545)				6,948,681
Taxable Municipal Bonds (0.7%)
Alabama Economic Settlement Authority
BP Settlement Revenue	3.163%	9/15/25	2,800	2,831
Alameda County CA Joint Powers Authority
Lease Revenue	7.046%	12/1/44	2,080	3,134
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.834%	2/15/41	3,625	5,659
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.053%	2/15/43	400	539
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.939%	2/15/47	6,245	8,201
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.270%	2/15/50	1,090	1,426
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.499%	2/15/50	750	1,139
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	8.084%	2/15/50	2,850	4,857
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.918%	4/1/40	1,600	2,309
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.263%	4/1/49	13,058	19,291
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	7.043%	4/1/50	2,425	3,831
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	6,940	10,961
California Department of Water Resources
Power Supply Revenue	2.000%	5/1/22	9,000	8,796
California GO	6.200%	3/1/19	1,100	1,153
California GO	6.200%	10/1/19	4,710	5,048
California GO	5.700%	11/1/21	9,805	10,933
California GO	2.367%	4/1/22	9,245	9,216
California GO	7.500%	4/1/34	14,705	21,775
California GO	7.550%	4/1/39	17,145	26,980
California GO	7.300%	10/1/39	11,735	17,507
California GO	7.350%	11/1/39	12,325	18,496
California GO	7.625%	3/1/40	14,230	22,262
California GO	7.600%	11/1/40	20,015	31,963
California State University Systemwide
Revenue	3.899%	11/1/47	2,300	2,419

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.491%	11/1/39	615	787
Chicago IL GO	7.045%	1/1/29	4,950	5,471
Chicago IL GO	7.375%	1/1/33	1,850	2,140
Chicago IL GO	7.781%	1/1/35	825	989
Chicago IL GO	5.432%	1/1/42	2,500	2,408
Chicago IL GO	6.314%	1/1/44	2,400	2,558
Chicago IL Metropolitan Water Reclamation
District GO	5.720%	12/1/38	5,160	6,710
Chicago IL O’Hare International Airport
Revenue	6.395%	1/1/40	1,320	1,842
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	1,750	2,278
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	4,835	6,556
Chicago IL Water Revenue	6.742%	11/1/40	4,400	5,855
Clark County NV Airport System Revenue	6.881%	7/1/42	550	590
Clark County NV Airport System Revenue	6.820%	7/1/45	3,400	5,304
Connecticut GO	5.632%	12/1/29	1,610	1,864
Connecticut GO	5.090%	10/1/30	800	888
Connecticut GO	5.850%	3/15/32	9,015	10,842
Cook County IL GO	6.229%	11/15/34	1,750	2,221
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,061
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,800	2,484
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,935	3,660
Dallas TX Convention Center Hotel
Development Corp. Hotel Revenue	7.088%	1/1/42	6,950	9,442
Dallas TX Independent School District GO	6.450%	2/15/35	1,500	1,674
District of Columbia Income Tax Revenue	5.591%	12/1/34	450	556
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	8,750	10,228
East Bay CA Municipal Utility District
Water System Revenue	5.874%	6/1/40	1,415	1,895
Emory University Georgia GO	5.625%	9/1/19	1,430	1,500
Energy Northwest Washington Electric
Revenue (Columbia Generating Station)	2.197%	7/1/19	2,000	2,001
Florida Board of Administration Finance
Corp Revenue	2.638%	7/1/21	5,000	5,005
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.995%	7/1/20	16,150	16,361
George Washington University District of
Columbia GO	3.485%	9/15/22	6,750	6,924
George Washington University District of
Columbia GO	4.300%	9/15/44	1,500	1,624
George Washington University District of
Columbia GO	4.868%	9/15/45	39	46
Georgia Municipal Electric Power Authority
Revenue	6.637%	4/1/57	7,120	9,127
Georgia Municipal Electric Power Authority
Revenue	6.655%	4/1/57	6,650	8,376
Georgia Municipal Electric Power Authority
Revenue	7.055%	4/1/57	5,100	6,285
Houston TX GO	6.290%	3/1/32	13,840	16,323
Illinois GO	4.950%	6/1/23	2,125	2,218

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Illinois GO	5.100%	6/1/33	44,760	44,686
	Illinois GO	6.630%	2/1/35	5,400	5,992
	Illinois GO	6.725%	4/1/35	3,550	3,942
	Illinois GO	7.350%	7/1/35	5,800	6,706
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	4,220	5,477
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	3.985%	1/1/29	3,640	3,859
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	4.532%	1/1/35	2,250	2,519
	Kansas Department of Transportation
	Highway Revenue	4.596%	9/1/35	2,700	3,071
	Kansas Development Finance Authority
	Revenue	4.927%	4/15/45	100	114
16	Kansas Development Finance Authority
	Revenue (Public Employees Retirement
	System)	5.501%	5/1/34	2,025	2,377
	Los Angeles CA Community College
	District GO	6.750%	8/1/49	4,250	6,597
	Los Angeles CA Department of Water &
	Power Revenue	5.716%	7/1/39	1,650	2,177
	Los Angeles CA Department of Water &
	Power Revenue	6.166%	7/1/40	600	657
	Los Angeles CA Department of Water &
	Power Revenue	6.574%	7/1/45	6,555	9,865
	Los Angeles CA Department of Water &
	Power Revenue	6.603%	7/1/50	600	932
	Los Angeles CA Unified School District GO	5.755%	7/1/29	5,195	6,358
	Los Angeles CA Unified School District GO	5.750%	7/1/34	10,295	13,128
	Los Angeles CA Unified School District GO	6.758%	7/1/34	3,150	4,351
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	5.735%	6/1/39	6,300	7,949
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	850	1,320
	Maryland Transportation Authority Facilities
	Projects Revenue	5.888%	7/1/43	800	1,067
	Massachusetts GO	4.200%	12/1/21	8,980	9,417
	Massachusetts GO	5.456%	12/1/39	5,250	6,689
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	2,750	3,502
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	425	554
	Metropolitan Government of Nashville &
	Davidson County TN Convention Center
	Authority Tourism Tax Revenue	6.731%	7/1/43	1,500	2,071
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	4,625	7,096
	Mississippi GO	5.245%	11/1/34	1,350	1,616
	Missouri Health & Educational Facilities
	Authority Revenue (Washington University)	3.652%	8/15/57	3,500	3,557
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	600	727
17	New Jersey Economic Development
	Authority Revenue (State Pension Funding)	7.425%	2/15/29	10,515	13,151
	New Jersey Transportation Trust Fund
	Authority Transportation System Revenue	5.754%	12/15/28	7,680	8,817

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
New Jersey Transportation Trust Fund
Authority Transportation System Revenue	6.561%	12/15/40	3,180	4,214
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	10,960	16,917
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	16,526	24,689
New York City NY GO	6.646%	12/1/31	100	112
New York City NY GO	6.246%	6/1/35	950	1,035
New York City NY GO	5.517%	10/1/37	3,225	4,068
New York City NY GO	6.271%	12/1/37	5,500	7,427
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.750%	6/15/41	500	683
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.790%	6/15/41	4,000	4,324
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.724%	6/15/42	795	1,078
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.952%	6/15/42	1,000	1,397
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	6.011%	6/15/42	350	492
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	6.282%	6/15/42	2,275	2,525
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.440%	6/15/43	2,580	3,395
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.882%	6/15/44	13,590	18,801
New York City NY Transitional Finance
Authority Future Tax Revenue	5.767%	8/1/36	2,925	3,672
New York City NY Transitional Finance
Authority Future Tax Revenue	5.508%	8/1/37	3,800	4,835
New York City NY Transitional Finance
Authority Future Tax Revenue	5.572%	11/1/38	1,000	1,266
New York Metropolitan Transportation
Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	9,600	14,855
New York Metropolitan Transportation
Authority Revenue (Transit Revenue)	5.871%	11/15/39	975	1,256
New York Metropolitan Transportation
Authority Revenue (Transit Revenue)	6.668%	11/15/39	6,360	9,002
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.628%	3/15/39	1,150	1,436
New York State Dormitory Authority
Revenue (Personal Income Tax)	5.600%	3/15/40	1,785	2,291
New York State Urban Development Corp.
Revenue (Personal Income Tax)	5.770%	3/15/39	2,375	2,904
New York University Hospitals Center
Revenue	5.750%	7/1/43	3,100	4,031
North Texas Tollway Authority System
Revenue	6.718%	1/1/49	4,825	7,340
Ohio State University General Receipts
Revenue	4.910%	6/1/40	1,575	1,908
Ohio State University General Receipts
Revenue	3.798%	12/1/46	4,500	4,649
Ohio State University General Receipts
Revenue	4.800%	6/1/11	5,531	6,213
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	4.879%	12/1/34	1,050	1,210

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	2,060	2,653
	Oregon GO	5.762%	6/1/23	680	747
	Oregon GO	5.892%	6/1/27	1,725	2,075
16	Oregon School Boards Association GO	5.528%	6/30/28	375	433
	Pennsylvania Public School Building Authority
	Lease Revenue (School District of
	Philadelphia)	5.000%	9/15/27	1,947	2,178
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,250	2,943
	Port Authority of New York & New Jersey
	Revenue	6.040%	12/1/29	2,000	2,548
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	4,900	6,427
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	3,050	4,000
	Port Authority of New York & New Jersey
	Revenue	4.960%	8/1/46	5,025	6,228
	Port Authority of New York & New Jersey
	Revenue	5.310%	8/1/46	3,350	3,752
	Port Authority of New York & New Jersey
	Revenue	4.926%	10/1/51	5,510	6,808
	Port Authority of New York & New Jersey
	Revenue	4.458%	10/1/62	13,850	15,993
	Port Authority of New York & New Jersey
	Revenue	4.810%	10/15/65	7,560	9,209
	Port of Morrow OR Transmission Facilities
	Revenue (Bonneville Cooperation Project)	2.987%	9/1/36	105	98
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	3,680	4,580
	President & Fellows of Harvard College
	Massachusetts GO	3.150%	7/15/46	3,000	2,915
	Princeton University New Jersey GO	4.950%	3/1/19	3,400	3,507
	Princeton University New Jersey GO	5.700%	3/1/39	6,650	8,795
	Regents of the University of California
	Revenue	3.063%	7/1/25	4,000	4,044
	Regional Transportation District of Colorado
	Sales Tax Revenue	5.844%	11/1/50	1,250	1,703
	Rutgers State University New Jersey
	Revenue	5.665%	5/1/40	2,900	3,562
	Sales Tax Securitization Corp.	3.587%	1/1/43	3,400	3,394
	Salt River Project Arizona Agricultural
	Improvement & Power District Revenue	4.839%	1/1/41	3,250	3,911
	San Antonio TX Electric & Gas Systems
	Revenue	5.985%	2/1/39	1,550	2,087
	San Antonio TX Electric & Gas Systems
	Revenue	5.808%	2/1/41	7,000	9,304
	San Antonio TX Electric & Gas Systems
	Revenue	4.427%	2/1/42	1,410	1,629
	San Diego County CA Regional
	Transportation Commission Sales Tax
	Revenue	5.911%	4/1/48	1,470	2,012
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	6,180	8,731

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	5,750	8,589
	San Jose CA Redevelopment
	Agency Successor Agency Tax Allocation	3.375%	8/1/34	3,600	3,547
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	3,355	4,066
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	2,000	1,904
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	6,925	9,399
	Stanford University California GO	4.750%	5/1/19	100	103
	Texas GO	5.517%	4/1/39	7,590	9,964
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,850	4,626
	Texas Transportation Commission Revenue	4.631%	4/1/33	4,000	4,543
	Texas Transportation Commission Revenue	4.681%	4/1/40	1,375	1,627
	University of California Regents Medical
	Center Revenue	6.548%	5/15/48	4,925	6,983
	University of California Regents Medical
	Center Revenue	6.583%	5/15/49	1,055	1,484
	University of California Revenue	4.601%	5/15/31	12,830	14,260
	University of California Revenue	5.770%	5/15/43	5,790	7,573
	University of California Revenue	5.946%	5/15/45	5,510	7,216
	University of California Revenue	4.858%	5/15/12	8,065	9,002
	University of California Revenue	4.767%	5/15/15	175	191
	University of North Carolina University
	System Revenue	3.327%	12/1/36	90	92
	University of Southern California GO	5.250%	10/1/11	1,800	2,244
	University of Texas Permanent University
	Fund Revenue	3.376%	7/1/47	4,400	4,420
	University of Texas Revenue	3.354%	8/15/47	2,375	2,388
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	525	560
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	150	186
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	1,665	2,000
	University of Virginia Revenue	4.179%	9/1/17	2,400	2,503
	Utah GO	4.554%	7/1/24	7,705	8,335
	Utah GO	3.539%	7/1/25	4,400	4,586
	Washington GO	5.140%	8/1/40	1,920	2,424
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	9,400	9,776
	Wisconsin General Fund Annual
	Appropriation Revenue	3.154%	5/1/27	3,000	3,042
16	Wisconsin GO	5.700%	5/1/26	3,020	3,464
Total Taxable Municipal Bonds (Cost $907,542)					1,022,548

Total Bond Market II Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (3.6%)
Money Market Fund (3.6%)
18 Vanguard Market Liquidity Fund
(Cost $5,391,094)	1.458%	53,908,100	5,391,349
Total Investments (102.9%) (Cost $151,641,796)			152,826,186

			Amount
			($000)
Other Assets and Liabilities (-2.9%)
Other Assets
Investment in Vanguard			7,969
Receivables for Investment Securities Sold			208,235
Receivables for Accrued Income			860,752
Receivables for Capital Shares Issued			193,558
Other Assets			52,672
Total Other Assets			1,323,186
Liabilities
Payables for Investment Securities Purchased			(5,545,998)
Payables for Capital Shares Redeemed			(66,512)
Payables to Vanguard			(45,120)
Other Liabilities			(9,629)
Total Liabilities			(5,667,259)
Net Assets (100%)			148,482,113

At December 31, 2017, net assets consisted of:
			Amount
			($000)
Paid-in Capital			147,303,200
Overdistributed Net Investment Income			(4,741)
Accumulated Net Realized Losses			(736)
Unrealized Appreciation (Depreciation)			1,184,390
Net Assets			148,482,113

Investor Shares—Net Assets
Applicable to 8,320,098,452 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			89,183,208
Net Asset Value Per Share—Investor Shares			$10.72

Total Bond Market II Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 5,532,134,896 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	59,298,905
Net Asset Value Per Share—Institutional Shares	$10.72

• See Note A in Notes to Financial Statements.
1 Securities with a value of $4,787,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
December 31, 2017.
7 Adjustable-rate security based upon 6-month USD LIBOR plus spread.
8 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
9 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $1,387,016,000, representing 0.9% of net assets.
11 Guaranteed by the Government of Canada.
12 Guaranteed by the Federal Republic of Germany.
13 Guaranteed by the Government of Japan.
14 Guaranteed by the Republic of Austria.
15 Guaranteed by the Republic of the Philippines.
16 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
17 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
18 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Operations

Year Ended
December31,2017
($000)
Investment Income
Income
Interest[1]	3,292,837
Total Income	3,292,837
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,175
Management and Administrative—Investor Shares	49,628
Management and Administrative—Institutional Shares	7,462
Marketing and Distribution—Investor Shares	14,740
Marketing and Distribution—Institutional Shares	1,498
Custodian Fees	1,104
Auditing Fees	238
Shareholders’ Reports and Proxy—Investor Shares	1,955
Shareholders’ Reports and Proxy—Institutional Shares	1
Trustees’ Fees and Expenses	93
Total Expenses	80,894
Net Investment Income	3,211,943
Realized Net Gain (Loss) on Investment Securities Sold[1]	105,760
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	1,171,807
Net Increase (Decrease) in Net Assets Resulting from Operations	4,489,510

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $45,619,000, ($224,000), and $21,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,211,943	2,376,901
Realized Net Gain (Loss)	105,760	93,758
Change in Unrealized Appreciation (Depreciation)	1,171,807	(418,115)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,489,510	2,052,544
Distributions
Net Investment Income
Investor Shares	(1,900,130)	(1,410,749)
Institutional Shares	(1,309,567)	(968,904)
Realized Capital Gain[1]
Investor Shares	(18,704)	(72,380)
Institutional Shares	(12,504)	(47,951)
Total Distributions	(3,240,905)	(2,499,984)
Capital Share Transactions
Investor Shares	20,048,922	13,248,605
Institutional Shares	13,171,528	9,059,393
Net Increase (Decrease) from Capital Share Transactions	33,220,450	22,307,998
Total Increase (Decrease)	34,469,055	21,860,558
Net Assets
Beginning of Period	114,013,058	92,152,500
End of Period[2]	148,482,113	114,013,058

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $88,465,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,741,000) and ($6,729,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.61	$10.60	$10.84	$10.49	$10.97
Investment Operations
Net Investment Income	. 259[1]	.251	.248	.242	.221
Net Realized and Unrealized Gain (Loss)
on Investments	.112	.022	(.216)	.375	(.467)
Total from Investment Operations	.371	.273	.032	.617	(.246)
Distributions
Dividends from Net Investment Income	(. 259)	(. 252)	(. 248)	(. 242)	(. 221)
Distributions from Realized Capital Gains	(. 002)	(. 011)	(. 024)	(. 025)	(. 013)
Total Distributions	(. 261)	(. 263)	(. 272)	(. 267)	(. 234)
Net Asset Value, End of Period	$10.72	$10.61	$10.60	$10.84	$10.49

Total Return[2]	3.53%	2.55%	0.28%	5.93%	-2.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$89,183	$68,381	$55,392	$54,268	$47,497
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.42%	2.31%	2.30%	2.26%	2.07%
Portfolio Turnover Rate [3]	80%	88%	116%	108%[4]	111%[4]

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 26%, 24%, 46%, 56%, and 52% attributable to mortgage-dollar-roll activity.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.61	$10.60	$10.84	$10.49	$10.97
Investment Operations
Net Investment Income	. 267[1]	.259	.256	.248	.228
Net Realized and Unrealized Gain (Loss)
on Investments	.112	.022	(.216)	.375	(.467)
Total from Investment Operations	.379	.281	.040	.623	(.239)
Distributions
Dividends from Net Investment Income	(. 267)	(. 260)	(. 256)	(. 248)	(. 228)
Distributions from Realized Capital Gains	(. 002)	(. 011)	(. 024)	(. 025)	(. 013)
Total Distributions	(. 269)	(. 271)	(. 280)	(. 273)	(. 241)
Net Asset Value, End of Period	$10.72	$10.61	$10.60	$10.84	$10.49

Total Return	3.60%	2.62%	0.35%	5.99%	-2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$59,299	$45,632	$36,760	$36,485	$25,093
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.49%	2.38%	2.37%	2.31%	2.14%
Portfolio Turnover Rate [2]	80%	88%	116%	108%[3]	111%[3]

1 Calculated based on average shares outstanding.
2 Includes 26%, 24%, 46%, 56%, and 52% attributable to mortgage-dollar-roll activity.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds of funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The

Total Bond Market II Index Fund

fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Total Bond Market II Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the fund had contributed to Vanguard capital in the amount of $7,969,000, representing 0.01% of the fund’s net assets and 3.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	95,601,682	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,338,869	—
Corporate Bonds	—	40,523,057	—
Sovereign Bonds	—	6,948,681	—
Taxable Municipal Bonds	—	1,022,548	—
Temporary Cash Investments	5,391,349	—	—
Total	5,391,349	147,434,837	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

Total Bond Market II Index Fund

For tax purposes, at December 31, 2017, the fund used capital loss carryforwards of $53,576,000 to offset taxable capital gains realized during the year ended December 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2017, the fund had $1,046,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $151,641,796,000. Net unrealized appreciation of investment securities for tax purposes was $1,184,390,000, consisting of unrealized gains of $2,286,209,000 on securities that had risen in value since their purchase and $1,101,819,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2017, the fund purchased $18,570,569,000 of investment securities and sold $8,282,828,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $118,578,339,000 and $95,841,245,000, respectively.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	25,241,025	2,358,534	21,070,079	1,945,840
Issued in Lieu of Cash Distributions	1,914,901	178,687	1,483,130	136,610
Redeemed	(7,107,004)	(663,041)	(9,304,604)	(860,218)
Net Increase (Decrease)—Investor Shares	20,048,922	1,874,180	13,248,605	1,222,232
Institutional Shares
Issued	21,317,171	1,993,650	13,582,180	1,252,726
Issued in Lieu of Cash Distributions	1,320,446	123,217	1,016,855	93,652
Redeemed	(9,466,089)	(886,223)	(5,539,642)	(511,493)
Net Increase (Decrease)—Institutional Shares	13,171,528	1,230,644	9,059,393	834,885

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and Shareholders of Vanguard Total Bond Market II Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Total Bond Market II Index Fund (one of the funds constituting Vanguard Bond Index Funds, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for Vanguard Total Bond Market II Index Fund

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $33,925,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 86.3% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	6/30/2017	12/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,011.54	$0.46
Institutional Shares	1,000.00	1,011.88	0.10
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.75	$0.46
Institutional Shares	1,000.00	1,025.10	0.10

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.09% for Investor Shares and 0.02% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market II Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market II Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total Bond Market II Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market II Index Fund or the owners of the Total Bond Market II Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total Bond Market II Index Fund. Investors acquire the Total Bond Market II Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market II Index Fund. The Total Bond Market II Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market II Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market II Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market II Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market II Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market II Index Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total Bond Market II Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total Bond Market II Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL BOND MARKET II INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Christine M. Buchanan

Born 1970. Treasurer Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Global Head of Vanguard Fund Administration at The Vanguard Group; Partner at KPMG LLP (2005–2017).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group

and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Finance Director Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Director of Vanguard Marketing Corporation; Treasurer of each of the investment companies served by The Vanguard Group (February 2017–November 2017); Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6350 022018

Annual Report | December 31, 2017
Vanguard Inflation-Protected Securities Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Results of Proxy Voting.	11
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended December 31, 2017, Vanguard Inflation-Protected Securities Fund returned 2.81% for Investor Shares, 2.91% for Admiral Shares, and 2.97% for Institutional Shares. Those returns were in line with the return of the fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, and ahead of the average return of peer-group funds.

• Short-term rates rose in reaction to the Federal Reserve’s three interest rate hikes during the year. But yields fell and prices rose for longer-term bonds, reflecting uncertainty over the direction of inflation and the current administration’s legislative agenda. Treasuries underperformed investment-grade corporate bonds.

• Yields of Treasury inflation-protected securities (TIPS) were higher on the short end of the maturity spectrum but decreased on the longer end.

• A measure of expected inflation over the next five years—based on the gap between nominal Treasury and TIPS yields—increased slightly, to 1.83% from 1.80%.

Total Returns: Fiscal Year Ended December 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	0.26%	2.35%	0.46%	2.81%
Admiral™ Shares	0.36	2.44	0.47	2.91
Institutional Shares	0.39	2.49	0.48	2.97
Bloomberg Barclays U.S. Treasury Inflation Protected
Securities Index				3.01
Inflation-Protected Bond Funds Average				2.44

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended December 31, 2017
Average
Annual Return
Inflation-Protected Securities Fund Investor Shares	3.26%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	3.53
Inflation-Protected Bond Funds Average	2.67

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.20%	0.10%	0.07%	0.74%

The fund expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the fund’s expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Inflation-Protected Bond Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman

Dear Shareholder,

Lately I’ve been asked a lot about my legacy. And candidly, that phrase bugs me—it isn’t my legacy. Vanguard’s success is a result of thousands of my colleagues committing to a clear mission: helping investors achieve their financial goals.

The reason the topic has come up is that on December 31, 2017, I officially stepped down as Vanguard’s CEO after almost a decade in that role. I’ll remain chairman for a period to be determined by the board of directors. Tim Buckley, who was previously Vanguard’s president and chief investment officer, was elected CEO. I can’t think of a better successor.

I’ve spent 32 years at Vanguard—almost my entire professional life—and during that time I’ve had the good fortune of working with smart, principled colleagues from across the world. I’ve learned from each of them.

In particular, I would like to thank Jack Bogle, our founder, who took a chance on me when I was a young business school graduate, and Jack Brennan, my predecessor as CEO, who constantly challenged me with new roles and responsibilities.

3

When you’re just starting out, there is nothing quite like getting votes of confidence from people you respect.

The short list

A milestone like this naturally brings about some reflection. With that in mind, here’s a tally—by no means exhaustive—of the accomplishments that we at Vanguard are proud of:

Low costs. Over the last decade, we cut our average asset-weighted expense ratio by about 50%.1 This isn’t a result of some contrived price war. Since its founding, Vanguard has emphasized the benefits of low-cost investing. As Jack Bogle once said: “The honest steward who charges least, wins most. But not for himself; for those investors who entrust their assets to his care. It is not all that complicated.”

Global diversification. Through our thought leadership and investment options, such as our target-date funds, Vanguard has encouraged clients to obtain exposure to international markets.

Global diversification isn’t just about helping to control risk—it can also be a way of expanding your set of opportunities and harnessing the potential of all markets.

Market Barometer
		Average Annual Total Returns
	Periods Ended December 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.69%	11.23%	15.71%
Russell 2000 Index (Small-caps)	14.65	9.96	14.12
Russell 3000 Index (Broad U.S. market)	21.13	11.12	15.58
FTSE All-World ex US Index (International)	27.11	8.27	7.19

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	3.54%	2.24%	2.10%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.45	2.98	3.02
Citigroup Three-Month U.S. Treasury Bill Index	0.84	0.37	0.23

CPI
Consumer Price Index	2.11%	1.64%	1.43%

1 Source: Vanguard calculation, based on data from Morningstar, Inc., as of December 31, 2016.

4

I’ve been glad to see more and more clients embracing global diversification. I believe this trend will continue as Vanguard’s way of investing takes hold in international markets.

Affordable advice. In the wake of the 2008–2009 Global Financial Crisis, we began working on a new advice model. In 2015, we launched Vanguard Personal Advisor Services®, a hybrid advice offering that delivers value through a combination of a professional advisor and powerful digital technology at a competitive price.

Across the industry, we’ve seen the cost of providing advice coming down. Traditional advisors are embracing low-cost investments, and that, in turn, helps them reduce costs for their own clients. This is a trend that all of us at Vanguard would like to see continue.

Great people. I’ve interacted with hundreds of companies of all sizes and in all industries, and the one quality that sets Vanguard apart from most of them is our emphasis on people. It’s a testament to our culture that colleagues spend 15, 20, or, as in my case, more than 30 years of their professional lives here. Investors benefit because we have consistent, experienced fund management teams and a deep bench of talent that ensures that things go smoothly when it’s time for a transition.

We’ve done a great job attracting new talent, too. We made some notable additions to senior management in the last two years, and we’re continuously grooming our next generation of leaders.

Ready for what comes next

When I was contemplating coming to work at Vanguard, I sat down with my rowing coach at his home in Philadelphia. Over cheesesteaks, he told me that the most important thing was to work for a company that had the same values I held deeply. He was like a second father to me, so I trusted his judgment at a time when I wasn’t so sure about my own. Back then, I never could have anticipated the success Vanguard would have in the coming decades.

I’m no better at predicting the future now. Vanguard has enjoyed significant growth in the last few years, and that presents its own unique set of challenges and opportunities, such as the role we’re playing in advocating for better corporate governance among companies our funds invest in. And the asset management industry is confronting significant changes brought on by technology, shifting demographics, and new regulations.

Although the future is uncertain, I’m confident that Vanguard is well-prepared to tackle whatever comes its way. And one thing I’m sure of: There are big parts of the world that would be well-served by our way of investing.

5

It’s humbling to think about the impact the work we do at Vanguard has on clients who are trying to raise a family, buy a first home, save for college, or prepare for retirement. I’ve always tried to make decisions with investors’ best interests in mind. It has been a privilege working with people who hold to that same ideal.

Thank you for entrusting us with your assets.

Sincerely,

F. William McNabb III
Chairman
January 1, 2018

6

Advisor’s Report

For the 12 months ended December 31, 2017, Vanguard Inflation-Protected Securities Fund returned 2.81% for Investor Shares, 2.91% for Admiral Shares, and 2.97% for Institutional Shares. Those returns were in line with the return of the fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, and ahead of the average return of peer-group funds.

Investment environment

A surge of optimism that followed the November 2016 U.S. presidential election spilled over into the beginning of the year, as investors grew enthusiastic about a new policy agenda focused on tax reform, infrastructure spending, and greater deregulation—all designed to spark economic growth. While political gridlock initially cooled some of that optimism, stocks continued to rise throughout the period, with many market indexes hitting record highs as companies posted strong profits and initiatives such as tax reform were passed by Congress.

The Federal Reserve was also enthusiastic about the health of the U.S. economy. It raised rates three times during the year, pushing its target range for the federal funds rate to 1.25%–1.5%. It also began to reduce its $4.5 trillion balance sheet. All were signals that the central bank was intent on normalizing monetary policy.

The Fed’s decisions were likely buoyed by decent economic readings. The U.S. economy shrugged off weather-related events to grow at a 3% pace in the third quarter. (Fourth-quarter results were not available at the time of this writing.) That performance was spurred by increases in consumer spending, investments in

Yields of U.S. Treasury Inflation-Protected Securities
(Real Yields)
	December 31,	June 30,	December 31,
Maturity	2016	2017	2017
2 Years	-0.54%	-0.25%	0.19%
3 Years	-0.35	-0.19	0.21
5 Years	0.13	0.13	0.38
7 Years	0.43	0.39	0.51
10 Years	0.62	0.57	0.60
20 Years	0.89	0.85	0.73
30 Years	1.06	1.04	0.83
Source: Vanguard.

7

inventory, and exports. The unemployment rate continued to grind lower, dropping to 4.1% in December after starting the year at 4.8%. But wage growth remained elusive, with workers, on average, making as much at the end of the period as when it started.

Inflation confounded market watchers. As the year began, annual changes in the consumer price index (CPI) approached or exceeded the Fed’s 2% target, but inflation readings moderated throughout the spring and early summer. Another measure that is watched closely by the Fed, the core personal consumption expenditures (PCE) index, also moderated in the middle of the year and remained below the CPI and the Fed’s target inflation level.

While it wasn’t clear what was behind the readings—sluggish commodity prices may have been a culprit—some market watchers believed the Fed had gotten ahead of itself with interest rate hikes, leading to a sell-off in parts of the bond market. However, Janet Yellen, the Fed chairwoman at the time, described the effect as “transitory,” which seemed to be proven out as inflation inched back up while the year drew to a close.

Management of the portfolio

The U.S. Treasury uses the non-seasonally adjusted CPI for urban consumers (CPI-U NSA) to govern the inflation adjustments made for Treasury inflation-protected securities (TIPS). In general, this measure rose for most of the period. It increased the most in January (+0.6%) and September (+0.5%) and decreased slightly in July, October, and December.

The short end of the TIPS yield curve, which is sensitive to interest rates, increased amid the Fed’s three rate hikes (and investors expected more increases in 2018). Short-term yields turned positive for the first time in years. The 1-year TIPS real yield ended the period at 0.15%, up from –0.69% a year earlier, and the 3-year TIPS real yield finished at 0.21%, up from –0.35% 12 months earlier.

Long-term TIPS yields decreased, reversing a trend that began toward the end of the previous year, when investors flocked to riskier assets as they grew optimistic about the new administration’s policy agenda. The decrease was likely the result of uncertainty over the direction of inflation and an acknowledgement that the legislative agenda and regulatory rollback would bolster growth in the near term. The 30-year TIPS real yield ended the period at 0.83%, down from 1.06% at the beginning of the period. The 10-year TIPS real yield ended the period at 0.60%, down from 0.62% one year earlier.

In the Treasury market, yields followed a similar trajectory. The 1-year and 3-year yields ended the period at 1.74% and 1.97%, respectively, up from 0.81% and 1.45% at the beginning of the year.

8

Meanwhile, long-term Treasury yields decreased. The 30-year and the 10-year nominal yields ended the period at 2.74% and 2.41% respectively, down from 3.07% and 2.45% one year earlier.

The break-even inflation (BEI) rate, which is the difference between nominal Treasury yields and TIPS yields, changed only modestly during the year. For example, the 2-year BEI declined to 1.69% from 1.73%, the 5-year BEI increased to 1.83% from 1.80%, and the 10-year BEI dropped to 1.81% from 1.83%.

Heading into the year, we maintained an overweight allocation to long-dated securities, reflecting our expectation that the Fed would maintain a very gradual pace of rate hikes. That positioning initially detracted from performance as inflation readings weakened and investors moved out of TIPS.

We continued to see potential in these securities, however, given our view that inflation would move higher in the medium term. That conviction paid off as the year progressed and inflation moved higher amid stronger global growth and the narrowing of the gap between the actual output of the economy and its potential output. We unwound our break-even inflation trade as we anticipated inflation to moderate. We reallocated those assets across the curve and into tactical positions that adhere to our inflation outlook.

In a year with 2%-plus inflation, we were successful at generating sufficient income from fund holdings through inflation adjustments triggered by monthly changes in the CPI-U NSA. This allowed us to make distributions during the period.

Outlook

In spite of long-term structural challenges posed by, among other things, the pace of productivity growth, demographic trends, and the impact of new technologies, the U.S. economy should break above its long-term potential growth rate of about 2% in 2018.

The unemployment rate has fallen to its lowest level since 2000 and is likely to move even lower. A reemergence of upward pressure on wages, along with stable and broader global growth and some recovery in commodity prices, may lead to stronger inflation than currently anticipated by financial markets. Recent weakness in the U.S. dollar is also likely to bolster core inflation metrics, albeit moderately and over the course of the next year. However, our long-term outlook, which calls for tepid inflation, remains unchanged.

That backdrop should justify the Fed in raising the federal funds rate to at least 2% by the end of 2018. It will probably want to stick to the framework and timetable it has laid out for reductions in its balance sheet, barring unexpected economic data or unintended consequences from tapering in the bond market.

9

Volatility could well pick up from the very low levels we’ve been experiencing. The list of potential catalysts is long and varied. Risks include an inflation surprise driven by globally tight labor markets, trade negotiations, or geopolitical tensions. In addition, as 2018 unfolds, we anticipate a convergence of monetary policy, with central banks adopting a less accommodative stance—some raising rates, some planning to raise rates, some reducing quantitative easing while overall bond purchases are reduced. This has the potential to have an impact on volatility and the term premium—the difference between yields on long- and short-term bonds—in the second half of the year.

Gemma Wright-Casparius, Principal

Vanguard Fixed Income Group

January 22, 2018

10

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	26,722,274,549	429,483,723	98.4%
Emerson U. Fullwood	26,714,366,172	437,392,100	98.4%
Amy Gutmann	26,712,915,408	438,842,863	98.4%
JoAnn Heffernan Heisen	26,721,561,272	430,196,999	98.4%
F. Joseph Loughrey	26,717,701,002	434,057,269	98.4%
Mark Loughridge	26,720,437,223	431,321,049	98.4%
Scott C. Malpass	26,702,773,184	448,985,088	98.3%
F. William McNabb III	26,712,434,734	439,323,538	98.4%
Deanna Mulligan	26,719,931,246	431,827,026	98.4%
André F. Perold	26,676,518,168	475,240,103	98.3%
Sarah Bloom Raskin	26,713,372,343	438,385,928	98.4%
Peter F. Volanakis	26,706,957,628	444,800,644	98.4%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Inflation-Protected
Securities Fund	779,640,127	37,703,625	46,610,146	191,922,465	73.8%

11

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Inflation-Protected
Securities Fund	787,847,093	36,808,312	39,298,492	191,922,465	74.6%

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Inflation-Protected
Securities Fund	167,138,870	80,505,287	616,309,740	191,922,465	15.8%

12

Inflation-Protected Securities Fund

Fund Profile
As of December 31, 2017

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield[2]	0.26%	0.36%	0.39%

Financial Attributes
		Bloomberg
		Barclays
		Inflation	Bloomberg
		Protected	Barclays US
		Securities	Aggregate
	Fund	Index	Bond Index
Number of Bonds	39	38	9,706
Yield to Maturity
(before expenses)	2.4%	2.3%	2.7%
Average Coupon	0.8%	0.8%	3.1%
Average Duration	7.9 years	7.7 years	6.0 years
Average Effective
Maturity	8.5 years	8.3 years	8.2 years
Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Bloomberg
	Barclays	Bloomberg
	Inflation	Barclays US
	Protected	Aggregate
	Securities	Bond
	Index	Index
R-Squared	0.99	0.71
Beta	1.03	1.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	14.7
3 - 5 Years	21.7
5 - 10 Years	40.4
10 - 20 Years	9.7
20 - 30 Years	13.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

13

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2007, Through December 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund
Investor Shares	2.81%	-0.05%	3.26%	$13,786
Bloomberg Barclays U.S. Treasury
Inflation Protected Securities Index	3.01	0.13	3.53	14,144
Inflation-Protected Bond Funds
Average	2.44	-0.37	2.67	13,013
Bloomberg Barclays U.S. Aggregate
Bond Index	3.54	2.10	4.01	14,811

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund Admiral
Shares	2.91%	0.06%	3.37%	$69,650
Bloomberg Barclays U.S. Treasury Inflation
Protected Securities Index	3.01	0.13	3.53	70,720
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.10	4.01	74,053

See Financial Highlights for dividend and capital gains information.

14

Inflation-Protected Securities Fund

		Average Annual Total Returns
	Periods Ended December 31, 2017
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund
Institutional Shares	2.97%	0.10%	3.40%	$6,987,407
Bloomberg Barclays U.S. Treasury Inflation
Protected Securities Index	3.01	0.13	3.53	7,072,049
Bloomberg Barclays U.S. Aggregate Bond
Index	3.54	2.10	4.01	7,405,275

Fiscal-Year Total Returns (%): December 31, 2007, Through December 31, 2017
				Bloomberg
				Barclays
				Inflation
				Protected
				Securities
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.62%	-7.47%	-2.85%	-2.35%
2009	1.86	8.94	10.80	11.41
2010	2.58	3.59	6.17	6.31
2011	4.56	8.68	13.24	13.56
2012	2.62	4.16	6.78	6.98
2013	1.47	-10.39	-8.92	-8.61
2014	2.17	1.66	3.83	3.64
2015	0.74	-2.57	-1.83	-1.44
2016	3.23	1.29	4.52	4.68
2017	2.35	0.46	2.81	3.01

15

Inflation-Protected Securities Fund

Financial Statements

Statement of Net Assets
As of December 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.8%)
U.S. Government Securities (98.8%)
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	280,697	329,086
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	868,580	912,050
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	342,276	407,577
	United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	395,584	462,931
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	1,105,200	1,161,744
	United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	641,210	748,689
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	770,499	894,463
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	1,060,500	1,098,870
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	857,801	956,388
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	937,671	1,017,264
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/22	1,045,000	1,051,952
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	987,019	1,056,876
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	1,125,330	1,192,977
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	1,030,936	1,100,228
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	991,256	1,065,742
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	988,771	1,014,152
	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	1,000,300	1,031,951
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	521,651	777,226
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	1,001,844	1,043,038
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	887,522	935,581
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	399,727	558,328
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	853,304	857,502
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	855,439	866,692
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	314,047	448,945
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/27	290,000	290,687
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	340,866	450,627
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	222,575	445,197
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	342,170	476,582
1	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	275,242	562,757
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	112,029	215,253
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	94,056	139,489
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	240,258	354,127
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	442,145	486,274
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	324,755	340,198
	United States Treasury Inflation Indexed Bonds	1.375%	2/15/44	502,735	613,307
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/45	675,400	710,453

16

Inflation-Protected Securities Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
United States Treasury Inflation Indexed Bonds		1.000%	2/15/46	435,582	483,563
United States Treasury Inflation Indexed Bonds		0.875%	2/15/47	554,100	587,253
United States Treasury Note/Bond		0.750%	9/30/18	100,000	99,281
Total U.S. Government and Agency Obligations (Cost $26,429,024)					27,245,300

				Shares
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
2 Vanguard Market Liquidity Fund
(Cost $265,190)		1.458%		2,651,769	265,203
Total Investments (99.8%) (Cost $26,694,214)					27,510,503

				Notional
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Liability for Written Options on Futures (0.0%)
Call Options on 10-year U.S. Treasury
Note Futures Contracts	1/26/18	186	USD 126.00	23,436	(9)
Put Options on 10-year U.S. Treasury
Note Futures Contracts	1/26/18	186	USD 124.00	23,064	(79)
Put Options on 10-year U.S. Treasury
Note Futures Contracts	2/23/18	1,858	USD 122.50	227,605	(348)
Put Options on 10-year U.S. Treasury
Note Futures Contracts	2/23/18	465	USD 122.00	56,730	(58)
Total Liability for Written Options on Futures (Premiums Received $730)					(494)

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	1,515
Receivables for Accrued Income	83,266
Receivables for Capital Shares Issued	47,705
Variation Margin Receivable—Futures Contracts	2,568
Other Assets	255
Total Other Assets	135,309
Other Liabilities
Payables for Investment Securities Purchased	(620)
Payables for Capital Shares Redeemed	(52,668)
Payables to Vanguard	(26,877)
Variation Margin Payable—Futures Contracts	(1,670)
Total Other Liabilities	(81,835)
Net Assets (100%)	27,563,483

17

Inflation-Protected Securities Fund

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	26,798,613
Overdistributed Net Investment Income	(15,945)
Accumulated Net Realized Losses	(31,270)
Unrealized Appreciation (Depreciation)
Investment Securities	816,289
Futures Contracts	(4,440)
Options on Futures Contracts	236
Net Assets	27,563,483

Investor Shares—Net Assets
Applicable to 317,338,753 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,138,860
Net Asset Value Per Share—Investor Shares	$13.04

Admiral Shares—Net Assets
Applicable to 543,631,935 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,916,663
Net Asset Value Per Share—Admiral Shares	$25.60

Institutional Shares—Net Assets
Applicable to 911,823,309 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,507,960
Net Asset Value Per Share—Institutional Shares	$10.43

• See Note A in Notes to Financial Statements.
1 Securities with a value of $4,754,000 have been segregated as initial margin for open futures contracts.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

18

Inflation-Protected Securities Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2018	6,479	1,387,215	(1,565)
10-Year U.S. Treasury Note	March 2018	3,838	476,092	(441)
Ultra 10-Year U.S. Treasury Note	March 2018	2,307	308,129	(391)
				(2,397)
Short Futures Contracts
Ultra Long U.S. Treasury Bond	March 2018	(2,505)	(419,979)	(1,858)
5-Year U.S. Treasury Note	March 2018	(1,678)	(194,923)	(185)
				(2,043)
				(4,440)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Inflation-Protected Securities Fund

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Interest[1]	694,838
Total Income	694,838
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,413
Management and Administrative—Investor Shares	7,013
Management and Administrative—Admiral Shares	9,950
Management and Administrative—Institutional Shares	4,651
Marketing and Distribution—Investor Shares	717
Marketing and Distribution—Admiral Shares	1,161
Marketing and Distribution—Institutional Shares	245
Custodian Fees	131
Auditing Fees	41
Shareholders’ Reports and Proxy—Investor Shares	444
Shareholders’ Reports and Proxy—Admiral Shares	564
Shareholders’ Reports and Proxy—Institutional Shares	260
Trustees’ Fees and Expenses	23
Total Expenses	28,613
Net Investment Income	666,225
Realized Net Gain (Loss)
Investment Securities Sold[1]	(2,730)
Futures Contracts	(31,666)
Purchased Options on Futures Contracts	(2,348)
Written Options on Futures Contracts	9,361
Realized Net Gain (Loss)	(27,383)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	127,776
Futures Contracts	(5,341)
Written Options on Futures Contracts	(957)
Change in Unrealized Appreciation (Depreciation)	121,478
Net Increase (Decrease) in Net Assets Resulting from Operations	760,320

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,861,000, $14,000, and $11,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	666,225	505,306
Realized Net Gain (Loss)	(27,383)	56,121
Change in Unrealized Appreciation (Depreciation)	121,478	464,975
Net Increase (Decrease) in Net Assets Resulting from Operations	760,320	1,026,402
Distributions
Net Investment Income
Investor Shares	(96,588)	(89,680)
Admiral Shares	(329,839)	(251,324)
Institutional Shares	(227,183)	(176,121)
Realized Capital Gain[1]
Investor Shares	—	(5,713)
Admiral Shares	—	(16,005)
Institutional Shares	—	(11,234)
Return of Capital
Investor Shares	—	(52,119)
Admiral Shares	—	(146,011)
Institutional Shares	—	(102,484)
Total Distributions	(653,610)	(850,691)
Capital Share Transactions
Investor Shares	(380,258)	(315,211)
Admiral Shares	1,662,662	1,609,525
Institutional Shares	836,653	1,117,521
Net Increase (Decrease) from Capital Share Transactions	2,119,057	2,411,835
Total Increase (Decrease)	2,225,767	2,587,546
Net Assets
Beginning of Period	25,337,716	22,750,170
End of Period[2]	27,563,483	25,337,716

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($15,945,000) and ($38,465,000).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.98	$12.84	$13.18	$12.98	$14.53
Investment Operations
Net Investment Income	. 310[1]	.263	.098	.224	.210
Net Realized and Unrealized Gain (Loss)
on Investments	.053	.315	(.339)	.273	(1.499)
Total from Investment Operations	.363	.578	(.241)	.497	(1.289)
Distributions
Dividends from Net Investment Income	(.303)	(.266)	(.098)	(.281)	(.216)
Distributions from Realized Capital Gains	—	(.017)	(.001)	(.016)	(.045)
Return of Capital	—	(.155)	—	—	—
Total Distributions	(.303)	(.438)	(.099)	(.297)	(.261)
Net Asset Value, End of Period	$13.04	$12.98	$12.84	$13.18	$12.98

Total Return[2]	2.81%	4.52%	-1.83%	3.83%	-8.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,139	$4,496	$4,746	$5,604	$6,577
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.38%	1.99%	0.72%	2.01%	1.33%
Portfolio Turnover Rate [3]	22%	27%	43%	39%	44%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
22

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.48	$25.21	$25.87	$25.47	$28.54
Investment Operations
Net Investment Income	. 640[1]	.544	.221	.468	.449
Net Realized and Unrealized Gain (Loss)
on Investments	.097	.615	(.658)	.544	(2.965)
Total from Investment Operations	.737	1.159	(.437)	1.012	(2.516)
Distributions
Dividends from Net Investment Income	(.617)	(.541)	(.220)	(.581)	(.465)
Distributions from Realized Capital Gains	—	(.034)	(.003)	(.031)	(.089)
Return of Capital	—	(.314)	—	—	—
Total Distributions	(.617)	(.889)	(.223)	(.612)	(.554)
Net Asset Value, End of Period	$25.60	$25.48	$25.21	$25.87	$25.47

Total Return[2]	2.91%	4.62%	-1.69%	3.97%	-8.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,917	$12,205	$10,533	$10,778	$11,005
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.48%	2.09%	0.82%	2.11%	1.43%
Portfolio Turnover Rate [3]	22%	27%	43%	39%	44%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
23

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.38	$10.27	$10.54	$10.37	$11.62
Investment Operations
Net Investment Income	. 263[1]	.224	.093	.193	.187
Net Realized and Unrealized Gain (Loss)
on Investments	.043	.250	(.269)	.229	(1.208)
Total from Investment Operations	.306	.474	(.176)	.422	(1.021)
Distributions
Dividends from Net Investment Income	(.256)	(.221)	(.093)	(.239)	(.193)
Distributions from Realized Capital Gains	—	(.014)	(.001)	(.013)	(.036)
Return of Capital	—	(.129)	—	—	—
Total Distributions	(.256)	(.364)	(.094)	(.252)	(.229)
Net Asset Value, End of Period	$10.43	$10.38	$10.27	$10.54	$10.37

Total Return	2.97%	4.63%	-1.67%	4.07%	-8.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,508	$8,637	$7,471	$8,449	$8,919
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.51%	2.12%	0.85%	2.14%	1.46%
Portfolio Turnover Rate[2]	22%	27%	43%	39%	44%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
24

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the fund’s average investments in long and short futures contracts represented 8% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

25

Inflation-Protected Securities Fund

Options on futures contrats are also valued at their quoted daily settlement price. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2017, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

26

Inflation-Protected Securities Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,515,000, representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	27,245,300	—
Temporary Cash Investments	265,203	—	—
Liability for Options Written	(494)	—	—
Futures Contracts—Assets[1]	2,568	—	—
Futures Contracts—Liabilities[1]	(1,670)	—	—
Total	265,607	27,245,300	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

27

Inflation-Protected Securities Fund

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended December 31, 2017, the fund realized gains of $81,000 related to previously tax-deferred deflation adjustments, which have been reclassified from accumulated net realized losses to overdistributed net investment income.

At December 31, 2017, the cost of investment securities for tax purposes was $26,694,214,000. Net unrealized appreciation of investment securities for tax purposes was $816,289,000, consisting of unrealized gains of $963,938,000 on securities that had risen in value since their purchase and $147,649,000 in unrealized losses on securities that had fallen in value since their purchase.

For tax purposes, at December 31, 2017, the fund had $9,518,000 of ordinary income available for distribution. The fund had available capital losses totaling $35,474,000 that may be carried forward indefinitely to offset future net capital gains.

E. During the year ended December 31, 2017, the fund purchased $7,030,076,000 of investment securities and sold $5,818,795,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	777,761	59,276	770,934	57,434
Issued in Lieu of Cash Distributions	90,059	6,924	137,360	10,637
Redeemed	(1,248,078)	(95,089)	(1,223,505)	(91,396)
Net Increase (Decrease)—Investor Shares	(380,258)	(28,889)	(315,211)	(23,325)
Admiral Shares
Issued	4,169,314	161,824	3,739,034	141,759
Issued in Lieu of Cash Distributions	287,868	11,277	356,604	14,069
Redeemed	(2,794,520)	(108,430)	(2,486,113)	(94,684)
Net Increase (Decrease) —Admiral Shares	1,662,662	64,671	1,609,525	61,144
Institutional Shares
Issued	2,345,338	223,313	2,508,964	233,293
Issued in Lieu of Cash Distributions	215,166	20,686	277,290	26,864
Redeemed	(1,723,851)	(164,223)	(1,668,733)	(155,705)
Net Increase (Decrease)—Institutional Shares	836,653	79,776	1,117,521	104,452

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and Shareholders of Vanguard Inflation-Protected Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Inflation-Protected Securities Fund (one of the funds constituting Vanguard Bond Index Funds, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of
Funds since 1975.

29

Special 2017 tax information (unaudited) for Vanguard Inflation-Protected Securities Fund

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	6/30/2017	12/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,019.13	$1.02
Admiral Shares	1,000.00	1,019.95	0.51
Institutional Shares	1,000.00	1,020.17	0.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

33

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Inflation-Protected Securities Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

34

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Inflation-Protected Securities Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Inflation-Protected Securities Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Inflation-Protected Securities Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Inflation-Protected Securities Fund or the owners of the Inflation-Protected Securities Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Inflation-Protected Securities Fund. Investors acquire the Inflation-Protected Securities Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Inflation-Protected Securities Fund. The Inflation-Protected Securities Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Inflation-Protected Securities Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Inflation-Protected Securities Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Inflation-Protected Securities Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Inflation-Protected Securities Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Inflation-Protected Securities Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Inflation-Protected Securities Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Inflation-Protected Securities Fund, investors or other third parties.

35

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE INFLATION-PROTECTED SECURITIES FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

36

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Christine M. Buchanan

Born 1970. Treasurer Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Global Head of Vanguard Fund Administration at The Vanguard Group; Partner at KPMG LLP (2005–2017).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group

and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Finance Director Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Director of Vanguard Marketing Corporation; Treasurer of each of the investment companies served by The Vanguard Group (February 2017–November 2017); Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1190 022018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the
Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta,
JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2017: $477,000
Fiscal Year Ended December 31, 2016: $281,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2017: $8,424,459
Fiscal Year Ended December 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the
Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2017: $3,194,093
Fiscal Year Ended December 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2017: $274,313
Fiscal Year Ended December 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and
Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2017: $0
Fiscal Year Ended December 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing
Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-
audit services provided to: the Registrant, other registered investment companies in the Vanguard complex,
The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2017: $274,313
Fiscal Year Ended December 31, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”).
The Registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan
Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (63.9%)
U.S. Government Securities (60.2%)
United States Treasury Note/Bond	1.375%	12/31/18	810	806
United States Treasury Note/Bond	1.500%	12/31/18	66,173	65,967
United States Treasury Note/Bond	1.125%	1/15/19	342,680	340,216
United States Treasury Note/Bond	1.125%	1/31/19	25,345	25,155
United States Treasury Note/Bond	1.250%	1/31/19	3,150	3,130
United States Treasury Note/Bond	1.500%	1/31/19	287,610	286,531
United States Treasury Note/Bond	0.750%	2/15/19	434,379	429,084
United States Treasury Note/Bond	2.750%	2/15/19	16,100	16,258
United States Treasury Note/Bond	8.875%	2/15/19	245	264
United States Treasury Note/Bond	1.125%	2/28/19	76,920	76,295
United States Treasury Note/Bond	1.375%	2/28/19	9,915	9,861
United States Treasury Note/Bond	1.500%	2/28/19	383,550	381,993
United States Treasury Note/Bond	1.000%	3/15/19	185,835	183,977
United States Treasury Note/Bond	1.250%	3/31/19	36,785	36,509
United States Treasury Note/Bond	1.500%	3/31/19	16,375	16,303
United States Treasury Note/Bond	1.625%	3/31/19	647,230	645,411
United States Treasury Note/Bond	0.875%	4/15/19	292,320	288,713
United States Treasury Note/Bond	1.250%	4/30/19	122,911	121,931
United States Treasury Note/Bond	1.625%	4/30/19	347,774	346,741
United States Treasury Note/Bond	0.875%	5/15/19	345,105	340,629
United States Treasury Note/Bond	3.125%	5/15/19	2,625	2,670
United States Treasury Note/Bond	1.125%	5/31/19	800	792
United States Treasury Note/Bond	1.250%	5/31/19	197,001	195,370
United States Treasury Note/Bond	1.500%	5/31/19	382,425	380,513
United States Treasury Note/Bond	0.875%	6/15/19	113,612	112,032
United States Treasury Note/Bond	1.000%	6/30/19	11,705	11,561
United States Treasury Note/Bond	1.250%	6/30/19	134,466	133,268
United States Treasury Note/Bond	1.625%	6/30/19	383,139	381,821
United States Treasury Note/Bond	0.750%	7/15/19	24,123	23,720
United States Treasury Note/Bond	0.875%	7/31/19	63,239	62,280
United States Treasury Note/Bond	1.375%	7/31/19	188,809	187,393
United States Treasury Note/Bond	1.625%	7/31/19	309,561	308,400
United States Treasury Note/Bond	0.750%	8/15/19	215,332	211,529
United States Treasury Note/Bond	3.625%	8/15/19	1,190	1,223
United States Treasury Note/Bond	8.125%	8/15/19	180	198
United States Treasury Note/Bond	1.000%	8/31/19	13,245	13,059
United States Treasury Note/Bond	1.250%	8/31/19	46,000	45,533
United States Treasury Note/Bond	1.625%	8/31/19	511,191	509,115
United States Treasury Note/Bond	0.875%	9/15/19	258,280	253,962
United States Treasury Note/Bond	1.000%	9/30/19	10,750	10,592
United States Treasury Note/Bond	1.375%	9/30/19	25,477	25,258
United States Treasury Note/Bond	1.750%	9/30/19	406,596	405,706
United States Treasury Note/Bond	1.000%	10/15/19	348,275	342,995
United States Treasury Note/Bond	1.250%	10/31/19	675	667
United States Treasury Note/Bond	1.500%	10/31/19	487,273	483,999
United States Treasury Note/Bond	1.000%	11/15/19	106,550	104,836
United States Treasury Note/Bond	3.375%	11/15/19	46,927	48,217
United States Treasury Note/Bond	1.500%	11/30/19	885,129	878,765
United States Treasury Note/Bond	1.750%	11/30/19	3,070	3,062
United States Treasury Note/Bond	1.375%	12/15/19	208,970	206,945
United States Treasury Note/Bond	1.125%	12/31/19	33,950	33,446
United States Treasury Note/Bond	1.625%	12/31/19	220,449	219,278
United States Treasury Note/Bond	1.875%	12/31/19	126,040	126,020
United States Treasury Note/Bond	1.375%	1/15/20	95,405	94,421
United States Treasury Note/Bond	1.250%	1/31/20	409,467	404,156
United States Treasury Note/Bond	1.375%	1/31/20	33,850	33,491
United States Treasury Note/Bond	1.375%	2/15/20	178,313	176,363
United States Treasury Note/Bond	3.625%	2/15/20	76,900	79,639
United States Treasury Note/Bond	1.250%	2/29/20	935	922
United States Treasury Note/Bond	1.375%	2/29/20	540,182	534,105
United States Treasury Note/Bond	1.625%	3/15/20	208,980	207,739

1

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.125%	3/31/20	15,750	15,479
United States Treasury Note/Bond	1.375%	3/31/20	725,013	716,632
United States Treasury Note/Bond	1.500%	4/15/20	293,296	290,592
United States Treasury Note/Bond	1.125%	4/30/20	835	820
United States Treasury Note/Bond	1.375%	4/30/20	314,470	310,589
United States Treasury Note/Bond	1.500%	5/15/20	340,461	337,162
United States Treasury Note/Bond	3.500%	5/15/20	1,495	1,549
United States Treasury Note/Bond	8.750%	5/15/20	160	185
United States Treasury Note/Bond	1.375%	5/31/20	975	963
United States Treasury Note/Bond	1.500%	5/31/20	445,312	440,859
United States Treasury Note/Bond	1.500%	6/15/20	78,982	78,180
United States Treasury Note/Bond	1.625%	6/30/20	277,165	275,131
United States Treasury Note/Bond	1.875%	6/30/20	600	599
United States Treasury Note/Bond	1.500%	7/15/20	255,333	252,621
United States Treasury Note/Bond	1.625%	7/31/20	575,534	571,039
United States Treasury Note/Bond	2.000%	7/31/20	5,225	5,233
United States Treasury Note/Bond	1.500%	8/15/20	126,412	125,029
United States Treasury Note/Bond	2.625%	8/15/20	1,560	1,587
United States Treasury Note/Bond	8.750%	8/15/20	250	293
United States Treasury Note/Bond	1.375%	8/31/20	1,060,845	1,045,431
United States Treasury Note/Bond	2.125%	8/31/20	28,973	29,109
United States Treasury Note/Bond	1.375%	9/15/20	64,367	63,452
United States Treasury Note/Bond	1.375%	9/30/20	442,932	436,151
United States Treasury Note/Bond	2.000%	9/30/20	10,508	10,523
United States Treasury Note/Bond	1.625%	10/15/20	141,901	140,637
United States Treasury Note/Bond	1.375%	10/31/20	541,106	532,313
United States Treasury Note/Bond	1.750%	10/31/20	103,820	103,237
United States Treasury Note/Bond	1.750%	11/15/20	191,259	190,154
United States Treasury Note/Bond	2.625%	11/15/20	2,555	2,601
United States Treasury Note/Bond	1.625%	11/30/20	662,760	656,026
United States Treasury Note/Bond	2.000%	11/30/20	8,760	8,768
United States Treasury Note/Bond	1.875%	12/15/20	495,000	493,530
United States Treasury Note/Bond	1.750%	12/31/20	228,269	226,664
United States Treasury Note/Bond	2.375%	12/31/20	5,070	5,126
United States Treasury Note/Bond	1.375%	1/31/21	321,339	315,214
United States Treasury Note/Bond	2.125%	1/31/21	7,250	7,274
United States Treasury Note/Bond	3.625%	2/15/21	1,740	1,825
United States Treasury Note/Bond	7.875%	2/15/21	250	294
United States Treasury Note/Bond	1.125%	2/28/21	454,402	441,765
United States Treasury Note/Bond	2.000%	2/28/21	75,350	75,291
United States Treasury Note/Bond	1.250%	3/31/21	657,351	641,121
United States Treasury Note/Bond	2.250%	3/31/21	775	780
United States Treasury Note/Bond	1.375%	4/30/21	218,407	213,663
United States Treasury Note/Bond	2.250%	4/30/21	950	956
United States Treasury Note/Bond	3.125%	5/15/21	1,380	1,428
United States Treasury Note/Bond	8.125%	5/15/21	190	227
United States Treasury Note/Bond	1.375%	5/31/21	613,845	599,935
United States Treasury Note/Bond	2.000%	5/31/21	1,100	1,098
United States Treasury Note/Bond	1.125%	6/30/21	549,223	531,802
United States Treasury Note/Bond	2.125%	6/30/21	1,150	1,152
United States Treasury Note/Bond	1.125%	7/31/21	253,355	245,002
United States Treasury Note/Bond	2.250%	7/31/21	1,350	1,358
United States Treasury Note/Bond	2.125%	8/15/21	120,173	120,323
United States Treasury Note/Bond	1.125%	8/31/21	653,088	630,843
United States Treasury Note/Bond	2.000%	8/31/21	16,209	16,153
United States Treasury Note/Bond	1.125%	9/30/21	700,263	675,642
United States Treasury Note/Bond	2.125%	9/30/21	31,400	31,415
United States Treasury Note/Bond	1.250%	10/31/21	923,976	895,102
United States Treasury Note/Bond	2.000%	10/31/21	18,630	18,551
United States Treasury Note/Bond	2.000%	11/15/21	21,575	21,511
United States Treasury Note/Bond	1.750%	11/30/21	312,639	308,243
United States Treasury Note/Bond	1.875%	11/30/21	1,069	1,060
United States Treasury Note/Bond	2.000%	12/31/21	264,378	263,014
United States Treasury Note/Bond	2.125%	12/31/21	1,450	1,450

2

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.500%	1/31/22	69,500	67,774
	United States Treasury Note/Bond	1.875%	1/31/22	671,005	663,980
	United States Treasury Note/Bond	2.000%	2/15/22	169,513	168,665
	United States Treasury Note/Bond	1.750%	2/28/22	201,961	198,806
	United States Treasury Note/Bond	1.875%	2/28/22	79,660	78,789
	United States Treasury Note/Bond	1.750%	3/31/22	229,242	225,446
	United States Treasury Note/Bond	1.875%	3/31/22	444,170	439,102
	United States Treasury Note/Bond	1.750%	4/30/22	392,640	385,832
	United States Treasury Note/Bond	1.875%	4/30/22	132,760	131,163
	United States Treasury Note/Bond	1.750%	5/15/22	217,660	214,123
	United States Treasury Note/Bond	1.750%	5/31/22	493,287	484,654
	United States Treasury Note/Bond	1.750%	6/30/22	119,680	117,511
	United States Treasury Note/Bond	2.125%	6/30/22	54,730	54,610
	United States Treasury Note/Bond	1.875%	7/31/22	258,294	254,742
	United States Treasury Note/Bond	2.000%	7/31/22	145,520	144,405
	United States Treasury Note/Bond	1.625%	8/15/22	82,447	80,476
	United States Treasury Note/Bond	1.625%	8/31/22	614,771	599,402
	United States Treasury Note/Bond	1.875%	8/31/22	269,117	265,333
	United States Treasury Note/Bond	1.750%	9/30/22	86,085	84,350
	United States Treasury Note/Bond	1.875%	9/30/22	193,712	190,897
	United States Treasury Note/Bond	1.875%	10/31/22	915	902
	United States Treasury Note/Bond	2.000%	10/31/22	233,585	231,541
	United States Treasury Note/Bond	1.625%	11/15/22	161,143	156,989
	United States Treasury Note/Bond	2.000%	11/30/22	603,160	597,786
	United States Treasury Note/Bond	2.125%	12/31/22	756,286	753,094
	United States Treasury Note/Bond	1.750%	1/31/23	200,000	195,532
					31,088,495
Agency Bonds and Notes (3.7%)
1	AID-Iraq	2.149%	1/18/22	9,755	9,723
1	AID-Jordan	1.945%	6/23/19	5,600	5,592
1	AID-Jordan	2.503%	10/30/20	7,250	7,298
1	AID-Jordan	2.578%	6/30/22	3,200	3,215
1	AID-Tunisia	2.452%	7/24/21	2,175	2,185
1	AID-Tunisia	1.416%	8/5/21	4,885	4,714
1	AID-Ukraine	1.844%	5/16/19	3,400	3,384
1	AID-Ukraine	1.847%	5/29/20	6,000	5,950
1	AID-Ukraine	1.471%	9/29/21	10,305	9,994
2	Federal Farm Credit Banks	5.150%	11/15/19	7,621	8,067
2	Federal Farm Credit Banks	1.680%	10/13/20	7,650	7,576
2	Federal Home Loan Banks	1.250%	1/16/19	42,000	41,758
2	Federal Home Loan Banks	1.500%	3/8/19	300	299
2	Federal Home Loan Banks	1.375%	3/18/19	48,500	48,223
2	Federal Home Loan Banks	5.375%	5/15/19	11,920	12,480
2	Federal Home Loan Banks	1.125%	6/21/19	58,580	57,939
2	Federal Home Loan Banks	0.875%	8/5/19	20,250	19,922
2	Federal Home Loan Banks	5.125%	8/15/19	7,350	7,725
2	Federal Home Loan Banks	1.000%	9/26/19	20,800	20,474
2	Federal Home Loan Banks	1.500%	10/21/19	67,250	66,736
2	Federal Home Loan Banks	1.375%	11/15/19	39,475	39,065
2	Federal Home Loan Banks	1.250%	12/13/19	8,875	8,755
2	Federal Home Loan Banks	4.125%	12/13/19	250	260
2	Federal Home Loan Banks	1.875%	3/13/20	16,775	16,740
2	Federal Home Loan Banks	4.125%	3/13/20	40,670	42,542
2	Federal Home Loan Banks	1.750%	6/12/20	300	298
2	Federal Home Loan Banks	3.375%	6/12/20	7,025	7,254
2	Federal Home Loan Banks	1.375%	9/28/20	18,250	17,934
2	Federal Home Loan Banks	5.250%	12/11/20	3,400	3,708
2	Federal Home Loan Banks	1.375%	2/18/21	18,000	17,623
2	Federal Home Loan Banks	5.625%	6/11/21	13,465	15,029
2	Federal Home Loan Banks	1.125%	7/14/21	19,600	18,934
2	Federal Home Loan Banks	1.875%	11/29/21	52,600	52,043
3,4	Federal Home Loan Mortgage Corp.	0.950%	1/30/19	125	124
4	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	36,670	37,516
4	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	20,000	19,813

3

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	27,505	27,454
4	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	25,400	25,004
4	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	120,860	119,445
4	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	46,540	46,111
4	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	19,102	18,842
4	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	33,103	32,635
4	Federal Home Loan Mortgage Corp.	1.625%	9/29/20	9,000	8,903
4	Federal Home Loan Mortgage Corp.	1.875%	11/17/20	35,320	35,149
4	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	19,000	18,334
4	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	113,630	114,372
4	Federal National Mortgage Assn.	1.125%	12/14/18	25,845	25,677
4	Federal National Mortgage Assn.	1.375%	1/28/19	40,500	40,312
4	Federal National Mortgage Assn.	1.875%	2/19/19	9,200	9,204
4	Federal National Mortgage Assn.	1.000%	2/26/19	30,500	30,212
3,4	Federal National Mortgage Assn.	1.250%	2/26/19	350	347
4	Federal National Mortgage Assn.	1.750%	6/20/19	45,155	45,068
4	Federal National Mortgage Assn.	0.875%	8/2/19	64,870	63,824
4	Federal National Mortgage Assn.	1.000%	8/28/19	53,000	52,215
4	Federal National Mortgage Assn.	1.750%	9/12/19	35,250	35,148
4	Federal National Mortgage Assn.	0.000%	10/9/19	47,300	45,605
4	Federal National Mortgage Assn.	1.000%	10/24/19	20,500	20,161
4	Federal National Mortgage Assn.	1.750%	11/26/19	23,150	23,067
4	Federal National Mortgage Assn.	1.625%	1/21/20	22,750	22,596
3,4	Federal National Mortgage Assn.	1.700%	1/27/20	300	298
4	Federal National Mortgage Assn.	1.500%	2/28/20	13,282	13,150
4	Federal National Mortgage Assn.	1.500%	6/22/20	104,865	103,609
4	Federal National Mortgage Assn.	1.500%	7/30/20	13,000	12,835
4	Federal National Mortgage Assn.	1.500%	11/30/20	27,880	27,450
4	Federal National Mortgage Assn.	1.875%	12/28/20	28,850	28,697
4	Federal National Mortgage Assn.	1.375%	2/26/21	21,400	20,949
4	Federal National Mortgage Assn.	1.250%	5/6/21	250	243
4	Federal National Mortgage Assn.	1.250%	8/17/21	30,500	29,559
4	Federal National Mortgage Assn.	1.375%	10/7/21	40,100	38,983
4	Federal National Mortgage Assn.	2.000%	1/5/22	40,700	40,382
4	Federal National Mortgage Assn.	1.875%	4/5/22	1,070	1,055
4	Federal National Mortgage Assn.	2.000%	10/5/22	26,250	25,926
2	Financing Corp.	8.600%	9/26/19	1,810	2,013
	Private Export Funding Corp.	4.375%	3/15/19	10,650	10,952
	Private Export Funding Corp.	1.450%	8/15/19	1,000	991
	Private Export Funding Corp.	2.300%	9/15/20	6,650	6,674
	Private Export Funding Corp.	4.300%	12/15/21	9,940	10,688
	Resolution Funding Corp.	8.625%	1/15/21	850	1,011
2	Tennessee Valley Authority	3.875%	2/15/21	6,100	6,420
2	Tennessee Valley Authority	1.875%	8/15/22	8,175	8,036

					1,890,498

Total U.S. Government and Agency Obligations (Cost $33,396,751)					32,978,993

Corporate Bonds (27.4%)
Finance (11.2%)
	Banking (9.2%)
	American Express Co.	8.125%	5/20/19	750	810
	American Express Co.	2.200%	10/30/20	12,000	11,906
	American Express Co.	2.500%	8/1/22	13,750	13,583
	American Express Co.	2.650%	12/2/22	5,048	5,001
	American Express Credit Corp.	2.125%	3/18/19	7,743	7,743
	American Express Credit Corp.	1.875%	5/3/19	20,770	20,694
	American Express Credit Corp.	2.250%	8/15/19	1,400	1,401
	American Express Credit Corp.	1.700%	10/30/19	1,550	1,535
	American Express Credit Corp.	2.200%	3/3/20	10,250	10,216
	American Express Credit Corp.	2.375%	5/26/20	16,685	16,672
	American Express Credit Corp.	2.600%	9/14/20	8,827	8,864
	American Express Credit Corp.	2.250%	5/5/21	26,710	26,459
	American Express Credit Corp.	2.700%	3/3/22	12,500	12,542

4

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Associates Corp. of North America	6.950%	11/1/18	500	519
	Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	4,750	4,751
	Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	10,400	10,298
	Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	6,000	5,971
	Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	7,000	6,939
	Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	8,000	7,952
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	6,375	6,408
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	7,750	7,673
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	6,000	5,964
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	9,000	8,967
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	8,000	7,949
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	10,000	10,088
	Banco Santander SA	3.500%	4/11/22	2,400	2,445
	Bancolombia SA	5.950%	6/3/21	6,120	6,618
	Bank of America Corp.	2.600%	1/15/19	4,887	4,906
	Bank of America Corp.	5.490%	3/15/19	1,075	1,112
	Bank of America Corp.	2.650%	4/1/19	15,812	15,921
	Bank of America Corp.	7.625%	6/1/19	2	2
	Bank of America Corp.	2.250%	4/21/20	15,740	15,737
	Bank of America Corp.	2.625%	10/19/20	19,218	19,366
	Bank of America Corp.	2.151%	11/9/20	7,980	7,919
	Bank of America Corp.	2.625%	4/19/21	14,470	14,544
3	Bank of America Corp.	2.369%	7/21/21	20,000	19,941
3	Bank of America Corp.	2.328%	10/1/21	15,000	14,869
	Bank of America Corp.	2.503%	10/21/22	21,359	21,130
3	Bank of America Corp.	3.124%	1/20/23	17,575	17,810
3	Bank of America Corp.	2.881%	4/24/23	14,225	14,235
3	Bank of America Corp.	2.816%	7/21/23	15,000	14,970
3,5	Bank of America Corp.	3.004%	12/20/23	85,532	85,587
	Bank of Montreal	2.375%	1/25/19	8,683	8,696
	Bank of Montreal	1.500%	7/18/19	7,575	7,503
	Bank of Montreal	2.100%	12/12/19	6,250	6,227
	Bank of Montreal	2.100%	6/15/20	7,532	7,479
	Bank of Montreal	1.900%	8/27/21	14,113	13,812
	Bank of New York Mellon Corp.	2.100%	1/15/19	408	408
	Bank of New York Mellon Corp.	2.200%	3/4/19	6,625	6,632
	Bank of New York Mellon Corp.	2.200%	5/15/19	10,265	10,277
	Bank of New York Mellon Corp.	5.450%	5/15/19	2,677	2,789
	Bank of New York Mellon Corp.	2.300%	9/11/19	9,250	9,260
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,600	3,767
	Bank of New York Mellon Corp.	2.150%	2/24/20	6,552	6,536
	Bank of New York Mellon Corp.	2.600%	8/17/20	9,400	9,467
	Bank of New York Mellon Corp.	2.450%	11/27/20	9,823	9,847
	Bank of New York Mellon Corp.	4.150%	2/1/21	1,348	1,416
	Bank of New York Mellon Corp.	2.500%	4/15/21	1,777	1,781
	Bank of New York Mellon Corp.	2.050%	5/3/21	18,700	18,449
	Bank of New York Mellon Corp.	3.550%	9/23/21	200	207
	Bank of New York Mellon Corp.	2.600%	2/7/22	16,970	16,988
3	Bank of New York Mellon Corp.	2.661%	5/16/23	3,850	3,843
	Bank of Nova Scotia	1.950%	1/15/19	9,451	9,447
	Bank of Nova Scotia	2.050%	6/5/19	23,792	23,711
	Bank of Nova Scotia	1.650%	6/14/19	6,930	6,878
	Bank of Nova Scotia	2.150%	7/14/20	5,400	5,376
	Bank of Nova Scotia	2.350%	10/21/20	7,628	7,610
	Bank of Nova Scotia	4.375%	1/13/21	3,050	3,215
	Bank of Nova Scotia	2.800%	7/21/21	6,780	6,834
	Bank of Nova Scotia	2.700%	3/7/22	21,025	20,988
	Bank of Nova Scotia	2.450%	9/19/22	1,977	1,954
	Barclays Bank plc	5.140%	10/14/20	2,000	2,113
	Barclays plc	2.750%	11/8/19	14,925	14,967
	Barclays plc	2.875%	6/8/20	20,550	20,605
	Barclays plc	3.250%	1/12/21	16,312	16,460
	Barclays plc	3.200%	8/10/21	9,360	9,422
	BB&T Corp.	2.050%	6/19/18	6,860	6,862

5

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BB&T Corp.	2.250%	2/1/19	6,846	6,854
	BB&T Corp.	6.850%	4/30/19	6,800	7,205
	BB&T Corp.	2.450%	1/15/20	14,660	14,702
	BB&T Corp.	2.625%	6/29/20	1,870	1,889
	BB&T Corp.	2.150%	2/1/21	5,175	5,122
	BB&T Corp.	2.050%	5/10/21	9,607	9,471
	BB&T Corp.	3.950%	3/22/22	1,800	1,882
	BB&T Corp.	2.750%	4/1/22	7,150	7,197
	BNP Paribas SA	2.450%	3/17/19	4,915	4,934
	BNP Paribas SA	2.375%	5/21/20	10,037	10,038
	BNP Paribas SA	5.000%	1/15/21	13,175	14,133
	BPCE SA	2.500%	7/15/19	8,215	8,245
	BPCE SA	2.250%	1/27/20	6,765	6,749
	BPCE SA	2.650%	2/3/21	5,150	5,164
	BPCE SA	2.750%	12/2/21	11,000	11,030
5	BPCE SA	3.000%	5/22/22	7,000	6,993
	Branch Banking & Trust Co.	1.450%	5/10/19	7,406	7,327
	Branch Banking & Trust Co.	2.100%	1/15/20	2,240	2,233
	Branch Banking & Trust Co.	2.250%	6/1/20	5,600	5,594
	Branch Banking & Trust Co.	2.850%	4/1/21	2,175	2,205
	Branch Banking & Trust Co.	2.625%	1/15/22	5,500	5,511
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	8,578	8,485
	Canadian Imperial Bank of Commerce	2.100%	10/5/20	8,060	7,992
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	11,900	11,818
	Capital One Bank USA NA	2.250%	2/13/19	23,749	23,735
	Capital One Bank USA NA	2.300%	6/5/19	1,150	1,149
	Capital One Bank USA NA	8.800%	7/15/19	2,425	2,644
	Capital One Financial Corp.	2.450%	4/24/19	100	100
	Capital One Financial Corp.	2.500%	5/12/20	7,105	7,094
	Capital One Financial Corp.	2.400%	10/30/20	1,200	1,190
	Capital One Financial Corp.	4.750%	7/15/21	7,033	7,503
	Capital One Financial Corp.	3.050%	3/9/22	8,165	8,196
	Capital One NA	2.400%	9/5/19	4,800	4,801
	Capital One NA	1.850%	9/13/19	10,315	10,214
	Capital One NA	2.350%	1/31/20	9,230	9,198
	Capital One NA	2.950%	7/23/21	9,650	9,684
	Capital One NA	2.250%	9/13/21	13,400	13,146
	Capital One NA	2.650%	8/8/22	4,760	4,711
	Citibank NA	1.850%	9/18/19	20,500	20,352
	Citibank NA	2.100%	6/12/20	14,500	14,371
	Citibank NA	2.125%	10/20/20	25,325	25,064
3,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	335	368
	Citigroup Inc.	2.550%	4/8/19	15,063	15,112
	Citigroup Inc.	2.050%	6/7/19	10,000	9,970
	Citigroup Inc.	2.500%	7/29/19	15,692	15,727
	Citigroup Inc.	2.450%	1/10/20	8,058	8,052
	Citigroup Inc.	2.400%	2/18/20	24,650	24,599
	Citigroup Inc.	5.375%	8/9/20	2,583	2,766
	Citigroup Inc.	2.650%	10/26/20	12,465	12,526
	Citigroup Inc.	2.700%	3/30/21	19,425	19,459
	Citigroup Inc.	2.350%	8/2/21	9,767	9,644
	Citigroup Inc.	2.900%	12/8/21	31,773	31,909
	Citigroup Inc.	4.500%	1/14/22	19,543	20,791
	Citigroup Inc.	2.750%	4/25/22	23,375	23,260
	Citigroup Inc.	4.050%	7/30/22	5,480	5,700
	Citigroup Inc.	2.700%	10/27/22	7,000	6,924
3	Citigroup Inc.	2.876%	7/24/23	6,034	6,004
	Citizens Bank NA	2.500%	3/14/19	935	937
	Citizens Bank NA	2.450%	12/4/19	4,745	4,746
	Citizens Bank NA	2.250%	3/2/20	5,830	5,800
	Citizens Bank NA	2.200%	5/26/20	6,580	6,528
	Citizens Bank NA	2.250%	10/30/20	5,900	5,841
	Citizens Bank NA	2.550%	5/13/21	12,665	12,619
	Citizens Bank NA	2.650%	5/26/22	5,500	5,445

6

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citizens Financial Group Inc.	2.375%	7/28/21	1,400	1,383
Comerica Inc.	2.125%	5/23/19	3,000	2,985
Commonwealth Bank of Australia	2.250%	3/13/19	8,125	8,126
Commonwealth Bank of Australia	2.050%	3/15/19	5,075	5,063
Commonwealth Bank of Australia	2.300%	9/6/19	14,800	14,804
Commonwealth Bank of Australia	2.400%	11/2/20	18,375	18,330
Commonwealth Bank of Australia	2.550%	3/15/21	8,640	8,631
Compass Bank	2.750%	9/29/19	2,250	2,257
Compass Bank	2.875%	6/29/22	8,800	8,673
Cooperatieve Rabobank UA	2.250%	1/14/19	12,050	12,068
Cooperatieve Rabobank UA	1.375%	8/9/19	7,000	6,906
Cooperatieve Rabobank UA	2.250%	1/14/20	9,705	9,694
Cooperatieve Rabobank UA	4.500%	1/11/21	1,148	1,217
Cooperatieve Rabobank UA	2.500%	1/19/21	24,345	24,413
Cooperatieve Rabobank UA	2.750%	1/10/22	25,445	25,643
Cooperatieve Rabobank UA	3.875%	2/8/22	13,390	14,063
Cooperatieve Rabobank UA	3.950%	11/9/22	6,189	6,445
Credit Suisse AG	2.300%	5/28/19	19,600	19,634
Credit Suisse AG	5.300%	8/13/19	3,350	3,507
Credit Suisse AG	5.400%	1/14/20	11,066	11,666
Credit Suisse AG	4.375%	8/5/20	6,074	6,367
Credit Suisse AG	3.000%	10/29/21	18,025	18,218
5 Credit Suisse Group AG	3.574%	1/9/23	5,000	5,076
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	15,814	15,855
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	11,455	11,585
Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	14,120	14,404
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	10,347	10,659
Deutsche Bank AG	2.500%	2/13/19	6,050	6,044
Deutsche Bank AG	2.850%	5/10/19	9,270	9,295
Deutsche Bank AG	2.700%	7/13/20	21,650	21,546
Deutsche Bank AG	2.950%	8/20/20	3,340	3,344
Deutsche Bank AG	3.125%	1/13/21	9,450	9,474
Deutsche Bank AG	3.375%	5/12/21	10,375	10,467
Deutsche Bank AG	4.250%	10/14/21	26,000	26,950
Deutsche Bank AG	3.300%	11/16/22	13,000	12,939
Discover Bank	7.000%	4/15/20	2,485	2,712
Discover Bank	3.100%	6/4/20	4,816	4,867
Discover Bank	3.200%	8/9/21	2,161	2,186
Discover Financial Services	3.850%	11/21/22	5,250	5,379
Fifth Third Bancorp	2.300%	3/1/19	4,000	4,001
Fifth Third Bancorp	2.875%	7/27/20	7,002	7,075
Fifth Third Bancorp	3.500%	3/15/22	322	332
Fifth Third Bank	2.300%	3/15/19	10,448	10,468
Fifth Third Bank	2.375%	4/25/19	6,026	6,043
Fifth Third Bank	1.625%	9/27/19	5,000	4,943
Fifth Third Bank	2.200%	10/30/20	2,750	2,730
Fifth Third Bank	2.250%	6/14/21	15,732	15,561
Fifth Third Bank	2.875%	10/1/21	3,139	3,163
First Horizon National Corp.	3.500%	12/15/20	2,408	2,455
First Niagara Financial Group Inc.	6.750%	3/19/20	1,275	1,389
First Republic Bank	2.375%	6/17/19	4,988	4,971
First Republic Bank	2.500%	6/6/22	7,225	7,129
Goldman Sachs Group Inc.	2.625%	1/31/19	25,125	25,225
Goldman Sachs Group Inc.	7.500%	2/15/19	19,176	20,272
Goldman Sachs Group Inc.	2.000%	4/25/19	1,030	1,026
Goldman Sachs Group Inc.	1.950%	7/23/19	4,700	4,673
Goldman Sachs Group Inc.	2.550%	10/23/19	17,093	17,125
Goldman Sachs Group Inc.	2.300%	12/13/19	23,256	23,196
Goldman Sachs Group Inc.	5.375%	3/15/20	18,542	19,647
Goldman Sachs Group Inc.	2.600%	4/23/20	24,535	24,562
Goldman Sachs Group Inc.	6.000%	6/15/20	8,495	9,170
Goldman Sachs Group Inc.	2.750%	9/15/20	14,722	14,774
Goldman Sachs Group Inc.	2.600%	12/27/20	470	470
Goldman Sachs Group Inc.	2.875%	2/25/21	13,617	13,718

7

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	2.625%	4/25/21	12,202	12,184
Goldman Sachs Group Inc.	5.250%	7/27/21	26,182	28,379
Goldman Sachs Group Inc.	2.350%	11/15/21	3,500	3,447
Goldman Sachs Group Inc.	5.750%	1/24/22	33,039	36,536
Goldman Sachs Group Inc.	3.000%	4/26/22	53,090	53,302
3 Goldman Sachs Group Inc.	2.876%	10/31/22	25,000	24,938
3 Goldman Sachs Group Inc.	2.908%	6/5/23	17,125	16,981
3 Goldman Sachs Group Inc.	2.905%	7/24/23	17,300	17,149
HSBC Bank USA NA	4.875%	8/24/20	2,870	3,033
HSBC Holdings plc	3.400%	3/8/21	44,602	45,553
HSBC Holdings plc	5.100%	4/5/21	3,633	3,901
HSBC Holdings plc	2.950%	5/25/21	22,998	23,150
HSBC Holdings plc	2.650%	1/5/22	16,220	16,101
HSBC Holdings plc	4.875%	1/14/22	2,944	3,165
HSBC Holdings plc	4.000%	3/30/22	19,145	20,014
3 HSBC Holdings plc	3.262%	3/13/23	19,200	19,444
3 HSBC Holdings plc	3.033%	11/22/23	4,000	4,007
HSBC USA Inc.	2.250%	6/23/19	4,300	4,310
HSBC USA Inc.	2.375%	11/13/19	17,895	17,924
HSBC USA Inc.	2.350%	3/5/20	5,551	5,549
HSBC USA Inc.	2.750%	8/7/20	9,570	9,632
HSBC USA Inc.	5.000%	9/27/20	5,982	6,326
Huntington Bancshares Inc.	7.000%	12/15/20	900	1,005
Huntington Bancshares Inc.	3.150%	3/14/21	5,469	5,555
Huntington Bancshares Inc.	2.300%	1/14/22	970	954
Huntington National Bank	2.200%	4/1/19	4,080	4,077
Huntington National Bank	2.375%	3/10/20	10,260	10,261
Huntington National Bank	2.400%	4/1/20	4,275	4,268
Huntington National Bank	2.875%	8/20/20	4,450	4,487
Huntington National Bank	2.500%	8/7/22	7,250	7,150
ING Groep NV	3.150%	3/29/22	9,875	9,963
Intesa Sanpaolo SPA	3.875%	1/15/19	10,675	10,837
5 Itau Corpbanca	3.875%	9/22/19	400	408
JPMorgan Chase & Co.	2.350%	1/28/19	10,487	10,511
JPMorgan Chase & Co.	1.850%	3/22/19	5,335	5,314
JPMorgan Chase & Co.	6.300%	4/23/19	28,659	30,172
JPMorgan Chase & Co.	2.200%	10/22/19	5,361	5,355
JPMorgan Chase & Co.	2.250%	1/23/20	44,872	44,837
JPMorgan Chase & Co.	2.750%	6/23/20	38,442	38,773
JPMorgan Chase & Co.	4.400%	7/22/20	16,270	17,092
JPMorgan Chase & Co.	4.250%	10/15/20	20,777	21,783
JPMorgan Chase & Co.	2.550%	10/29/20	33,812	33,911
JPMorgan Chase & Co.	2.550%	3/1/21	21,165	21,189
JPMorgan Chase & Co.	4.625%	5/10/21	10,500	11,181
JPMorgan Chase & Co.	2.400%	6/7/21	11,286	11,226
JPMorgan Chase & Co.	2.295%	8/15/21	28,365	28,114
JPMorgan Chase & Co.	4.350%	8/15/21	17,241	18,256
JPMorgan Chase & Co.	4.500%	1/24/22	14,423	15,396
JPMorgan Chase & Co.	3.250%	9/23/22	22,000	22,442
3 JPMorgan Chase & Co.	2.776%	4/25/23	7,000	6,959
JPMorgan Chase Bank NA	1.650%	9/23/19	7,000	6,942
KeyBank NA	2.350%	3/8/19	6,570	6,580
KeyBank NA	1.600%	8/22/19	4,500	4,448
KeyBank NA	2.500%	12/15/19	3,250	3,257
KeyBank NA	2.250%	3/16/20	2,410	2,403
KeyBank NA	2.500%	11/22/21	5,710	5,680
KeyBank NA	2.400%	6/9/22	8,500	8,383
KeyBank NA	2.300%	9/14/22	6,490	6,356
3 KeyBank NA	3.180%	10/15/27	1,250	1,259
KeyCorp	2.900%	9/15/20	9,866	9,950
KeyCorp	5.100%	3/24/21	7,043	7,593
Lloyds Bank plc	2.300%	11/27/18	7,075	7,089
Lloyds Bank plc	2.700%	8/17/20	10,046	10,084
Lloyds Bank plc	6.375%	1/21/21	2,942	3,262

8

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lloyds Banking Group plc	3.000%	1/11/22	25,340	25,412
3 Lloyds Banking Group plc	2.907%	11/7/23	5,000	4,951
Manufacturers & Traders Trust Co.	2.300%	1/30/19	14,425	14,440
Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,630	11,629
Manufacturers & Traders Trust Co.	2.100%	2/6/20	1,650	1,643
Manufacturers & Traders Trust Co.	2.050%	8/17/20	4,800	4,762
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	15,575	15,713
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	19,360	18,978
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	9,800	9,862
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	20,900	20,643
Mizuho Financial Group Inc.	2.273%	9/13/21	1,500	1,470
Mizuho Financial Group Inc.	2.953%	2/28/22	3,000	3,001
Morgan Stanley	2.500%	1/24/19	17,573	17,644
Morgan Stanley	2.450%	2/1/19	10,307	10,327
Morgan Stanley	7.300%	5/13/19	17,215	18,353
Morgan Stanley	2.375%	7/23/19	20,048	20,054
Morgan Stanley	5.625%	9/23/19	14,590	15,380
Morgan Stanley	5.500%	1/26/20	13,457	14,259
Morgan Stanley	2.650%	1/27/20	18,677	18,752
Morgan Stanley	2.800%	6/16/20	27,392	27,600
Morgan Stanley	5.500%	7/24/20	12,325	13,207
Morgan Stanley	5.750%	1/25/21	14,875	16,198
Morgan Stanley	2.500%	4/21/21	26,554	26,476
Morgan Stanley	5.500%	7/28/21	16,417	17,952
Morgan Stanley	2.625%	11/17/21	31,124	30,945
Morgan Stanley	2.750%	5/19/22	36,740	36,526
Morgan Stanley	4.875%	11/1/22	15,924	17,121
MUFG Americas Holdings Corp.	2.250%	2/10/20	4,436	4,419
MUFG Union Bank NA	2.250%	5/6/19	5,950	5,943
National Australia Bank Ltd.	2.000%	1/14/19	8,600	8,581
National Australia Bank Ltd.	1.375%	7/12/19	11,000	10,864
National Australia Bank Ltd.	2.250%	1/10/20	500	499
National Australia Bank Ltd.	2.125%	5/22/20	17,000	16,873
National Australia Bank Ltd.	2.625%	7/23/20	8,750	8,794
National Australia Bank Ltd.	2.625%	1/14/21	9,135	9,159
National Australia Bank Ltd.	1.875%	7/12/21	6,200	6,046
National Australia Bank Ltd.	2.800%	1/10/22	6,000	6,024
National Australia Bank Ltd.	2.500%	5/22/22	5,000	4,952
National Bank of Canada	2.150%	6/12/20	8,100	8,062
National Bank of Canada	2.200%	11/2/20	9,150	9,080
National City Corp.	6.875%	5/15/19	4,369	4,635
Northern Trust Corp.	3.450%	11/4/20	300	308
Northern Trust Corp.	3.375%	8/23/21	2,771	2,851
Northern Trust Corp.	2.375%	8/2/22	1,845	1,844
PNC Bank NA	2.200%	1/28/19	9,125	9,124
PNC Bank NA	1.950%	3/4/19	9,480	9,456
PNC Bank NA	2.250%	7/2/19	15,700	15,701
PNC Bank NA	1.450%	7/29/19	3,420	3,377
PNC Bank NA	2.400%	10/18/19	9,713	9,724
PNC Bank NA	2.000%	5/19/20	5,935	5,886
PNC Bank NA	2.300%	6/1/20	10,447	10,413
PNC Bank NA	2.600%	7/21/20	5,320	5,351
PNC Bank NA	2.450%	11/5/20	9,130	9,137
PNC Bank NA	2.150%	4/29/21	14,100	13,956
PNC Bank NA	2.550%	12/9/21	4,800	4,794
PNC Bank NA	2.625%	2/17/22	15,689	15,697
PNC Bank NA	2.700%	11/1/22	4,825	4,801
PNC Financial Services Group Inc.	2.854%	11/9/22	4,000	4,006
PNC Funding Corp.	6.700%	6/10/19	3,641	3,864
PNC Funding Corp.	5.125%	2/8/20	10,278	10,850
PNC Funding Corp.	4.375%	8/11/20	406	426
RBC USA Holdco Corp.	5.250%	9/15/20	100	107
Regions Financial Corp.	3.200%	2/8/21	2,869	2,919
Regions Financial Corp.	2.750%	8/14/22	7,200	7,153

9

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Royal Bank of Canada	2.150%	3/15/19	14,395	14,398
Royal Bank of Canada	1.625%	4/15/19	8,509	8,453
Royal Bank of Canada	1.500%	7/29/19	20,640	20,417
Royal Bank of Canada	2.125%	3/2/20	16,500	16,433
Royal Bank of Canada	2.150%	3/6/20	1,750	1,743
Royal Bank of Canada	2.150%	10/26/20	8,320	8,257
Royal Bank of Canada	2.350%	10/30/20	13,784	13,773
Royal Bank of Canada	2.500%	1/19/21	6,915	6,926
Royal Bank of Canada	2.750%	2/1/22	10,175	10,271
3 Royal Bank of Scotland Group plc	3.498%	5/15/23	19,675	19,703
Santander Holdings USA Inc.	2.700%	5/24/19	9,103	9,116
Santander Holdings USA Inc.	2.650%	4/17/20	3,130	3,122
5 Santander Holdings USA Inc.	3.700%	3/28/22	14,300	14,465
5 Santander Holdings USA Inc.	3.400%	1/18/23	7,400	7,371
Santander UK Group Holdings plc	2.875%	10/16/20	4,270	4,287
Santander UK Group Holdings plc	3.125%	1/8/21	17,345	17,519
Santander UK Group Holdings plc	2.875%	8/5/21	2,425	2,423
Santander UK plc	2.500%	3/14/19	18,935	18,987
Santander UK plc	2.350%	9/10/19	19,405	19,410
Santander UK plc	2.375%	3/16/20	350	350
Santander UK plc	2.125%	11/3/20	9,000	8,911
Skandinaviska Enskilda Banken AB	1.500%	9/13/19	500	494
Skandinaviska Enskilda Banken AB	2.300%	3/11/20	5,250	5,238
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	12,685	12,735
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	15,000	14,627
Skandinaviska Enskilda Banken AB	2.800%	3/11/22	5,250	5,297
State Street Corp.	2.550%	8/18/20	9,404	9,456
State Street Corp.	4.375%	3/7/21	5,325	5,636
State Street Corp.	1.950%	5/19/21	4,425	4,362
3 State Street Corp.	2.653%	5/15/23	5,425	5,416
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	10,200	10,222
Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	9,500	9,478
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	10,150	10,139
Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	11,700	11,645
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	11,010	11,010
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	7,575	7,612
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,250	3,238
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	10,873	10,958
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	10,221	9,980
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	14,000	13,828
Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	6,750	6,753
Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	3,000	2,978
Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	6,000	5,955
SunTrust Bank	2.250%	1/31/20	7,631	7,610
SunTrust Bank	2.450%	8/1/22	7,200	7,107
SunTrust Banks Inc.	2.500%	5/1/19	3,903	3,918
SunTrust Banks Inc.	2.900%	3/3/21	4,690	4,718
SunTrust Banks Inc.	2.700%	1/27/22	1,735	1,730
Svenska Handelsbanken AB	2.500%	1/25/19	9,375	9,412
Svenska Handelsbanken AB	2.250%	6/17/19	6,050	6,058
Svenska Handelsbanken AB	1.500%	9/6/19	8,800	8,692
Svenska Handelsbanken AB	1.950%	9/8/20	12,250	12,114
Svenska Handelsbanken AB	2.400%	10/1/20	7,225	7,225
Svenska Handelsbanken AB	2.450%	3/30/21	13,608	13,593
Svenska Handelsbanken AB	1.875%	9/7/21	3,432	3,352
Synchrony Bank	3.000%	6/15/22	3,000	2,981
Synchrony Financial	2.600%	1/15/19	7,415	7,428
Synchrony Financial	3.000%	8/15/19	14,443	14,548
Synchrony Financial	2.700%	2/3/20	7,477	7,493
Synchrony Financial	3.750%	8/15/21	2,211	2,264
Synovus Financial Corp.	3.125%	11/1/22	2,200	2,184
Toronto-Dominion Bank	1.950%	1/22/19	5,380	5,375
Toronto-Dominion Bank	2.125%	7/2/19	18,220	18,242
Toronto-Dominion Bank	1.450%	8/13/19	6,600	6,528

10

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toronto-Dominion Bank	2.250%	11/5/19	17,385	17,406
Toronto-Dominion Bank	2.500%	12/14/20	12,250	12,288
Toronto-Dominion Bank	2.125%	4/7/21	16,250	16,093
Toronto-Dominion Bank	1.800%	7/13/21	16,613	16,226
UBS AG	2.375%	8/14/19	28,004	28,017
UBS AG	2.350%	3/26/20	7,730	7,730
UBS AG	4.875%	8/4/20	6,210	6,576
US Bancorp	2.200%	4/25/19	9,412	9,427
US Bancorp	2.350%	1/29/21	5,175	5,165
US Bancorp	4.125%	5/24/21	2,764	2,910
US Bancorp	2.625%	1/24/22	10,254	10,313
US Bancorp	3.000%	3/15/22	4,845	4,941
US Bancorp	2.950%	7/15/22	108	109
US Bank NA	1.400%	4/26/19	11,390	11,288
US Bank NA	2.125%	10/28/19	11,550	11,544
US Bank NA	2.000%	1/24/20	7,975	7,940
US Bank NA	2.050%	10/23/20	15,000	14,879
Wells Fargo & Co.	2.150%	1/15/19	5,510	5,514
Wells Fargo & Co.	2.125%	4/22/19	15,839	15,835
Wells Fargo & Co.	2.150%	1/30/20	14,848	14,815
Wells Fargo & Co.	2.600%	7/22/20	30,055	30,196
Wells Fargo & Co.	2.550%	12/7/20	21,150	21,228
Wells Fargo & Co.	3.000%	1/22/21	9,820	9,948
Wells Fargo & Co.	2.500%	3/4/21	11,135	11,131
Wells Fargo & Co.	4.600%	4/1/21	24,226	25,753
Wells Fargo & Co.	2.100%	7/26/21	21,820	21,435
Wells Fargo & Co.	3.500%	3/8/22	12,429	12,818
Wells Fargo & Co.	2.625%	7/22/22	27,050	26,892
Wells Fargo Bank NA	1.750%	5/24/19	23,502	23,366
Wells Fargo Bank NA	2.150%	12/6/19	26,785	26,728
Westpac Banking Corp.	2.250%	1/17/19	11,250	11,267
Westpac Banking Corp.	1.650%	5/13/19	9,100	9,033
Westpac Banking Corp.	1.600%	8/19/19	8,250	8,159
Westpac Banking Corp.	4.875%	11/19/19	11,165	11,683
Westpac Banking Corp.	2.150%	3/6/20	11,000	10,947
Westpac Banking Corp.	2.300%	5/26/20	17,327	17,287
Westpac Banking Corp.	2.600%	11/23/20	10,375	10,415
Westpac Banking Corp.	2.100%	5/13/21	23,352	23,034
Westpac Banking Corp.	2.000%	8/19/21	11,450	11,239
Westpac Banking Corp.	2.800%	1/11/22	5,000	5,031
Westpac Banking Corp.	2.500%	6/28/22	17,850	17,719
Westpac Banking Corp.	2.750%	1/11/23	4,000	3,986
Brokerage (0.2%)
Ameriprise Financial Inc.	7.300%	6/28/19	2,400	2,571
Ameriprise Financial Inc.	5.300%	3/15/20	4,440	4,707
BGC Partners Inc.	5.375%	12/9/19	1,700	1,773
BGC Partners Inc.	5.125%	5/27/21	1,675	1,760
BlackRock Inc.	5.000%	12/10/19	11,009	11,566
BlackRock Inc.	4.250%	5/24/21	5,175	5,462
BlackRock Inc.	3.375%	6/1/22	1,650	1,703
CBOE Global Markets Inc.	1.950%	6/28/19	1,325	1,317
Charles Schwab Corp.	4.450%	7/22/20	2,520	2,657
Charles Schwab Corp.	2.650%	1/25/23	3,700	3,687
E*TRADE Financial Corp.	2.950%	8/24/22	4,450	4,413
Franklin Resources Inc.	4.625%	5/20/20	1,200	1,260
Intercontinental Exchange Inc.	2.750%	12/1/20	5,421	5,473
Invesco Finance plc	3.125%	11/30/22	4,000	4,022
Jefferies Group LLC	8.500%	7/15/19	6,325	6,859
Jefferies Group LLC	6.875%	4/15/21	4,877	5,452
Lazard Group LLC	4.250%	11/14/20	1,825	1,903
Nasdaq Inc.	5.550%	1/15/20	4,875	5,157
Nomura Holdings Inc.	2.750%	3/19/19	17,150	17,228
Nomura Holdings Inc.	6.700%	3/4/20	5,310	5,756

11

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stifel Financial Corp.	3.500%	12/1/20	7,645	7,749
TD Ameritrade Holding Corp.	5.600%	12/1/19	1,775	1,882
TD Ameritrade Holding Corp.	2.950%	4/1/22	3,638	3,672
Finance Companies (0.4%)
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.750%	5/15/19	8,717	8,859
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.250%	7/1/20	6,035	6,261
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.625%	10/30/20	8,564	8,981
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.500%	5/15/21	9,560	10,038
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	5.000%	10/1/21	5,774	6,157
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.950%	2/1/22	3,195	3,295
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.500%	5/26/22	3,100	3,139
Air Lease Corp.	3.375%	1/15/19	9,019	9,101
Air Lease Corp.	2.125%	1/15/20	5,260	5,223
Air Lease Corp.	4.750%	3/1/20	1,448	1,514
Air Lease Corp.	3.875%	4/1/21	2,580	2,672
Air Lease Corp.	3.375%	6/1/21	5,351	5,462
Air Lease Corp.	3.750%	2/1/22	4,025	4,156
Air Lease Corp.	2.625%	7/1/22	1,164	1,147
Air Lease Corp.	2.750%	1/15/23	1,700	1,672
Ares Capital Corp.	3.875%	1/15/20	2,000	2,031
Ares Capital Corp.	3.625%	1/19/22	1,000	1,004
FS Investment Corp.	4.000%	7/15/19	3,850	3,874
FS Investment Corp.	4.250%	1/15/20	775	787
GATX Corp.	2.500%	3/15/19	625	625
GATX Corp.	2.500%	7/30/19	1,870	1,868
GATX Corp.	2.600%	3/30/20	3,375	3,372
GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	61,915	61,664
HSBC Finance Corp.	6.676%	1/15/21	5,784	6,431
International Lease Finance Corp.	5.875%	4/1/19	5,955	6,203
International Lease Finance Corp.	6.250%	5/15/19	6,255	6,544
International Lease Finance Corp.	8.250%	12/15/20	11,161	12,807
International Lease Finance Corp.	4.625%	4/15/21	3,503	3,661
International Lease Finance Corp.	8.625%	1/15/22	4,839	5,831
International Lease Finance Corp.	5.875%	8/15/22	6,647	7,353
Prospect Capital Corp.	5.000%	7/15/19	1,900	1,951
Insurance (0.9%)
AEGON Funding Co. LLC	5.750%	12/15/20	2,443	2,652
Aetna Inc.	2.200%	3/15/19	3,675	3,670
Aetna Inc.	4.125%	6/1/21	3,125	3,248
Aetna Inc.	2.750%	11/15/22	7,175	7,089
Aflac Inc.	2.400%	3/16/20	4,475	4,477
Aflac Inc.	4.000%	2/15/22	1,350	1,418
Alleghany Corp.	5.625%	9/15/20	900	967
Alleghany Corp.	4.950%	6/27/22	3,016	3,255
Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	2,275	2,421
Alterra Finance LLC	6.250%	9/30/20	5,145	5,585
American International Group Inc.	2.300%	7/16/19	5,440	5,437
American International Group Inc.	3.375%	8/15/20	3,817	3,899
American International Group Inc.	6.400%	12/15/20	7,750	8,586
American International Group Inc.	3.300%	3/1/21	9,917	10,084
American International Group Inc.	4.875%	6/1/22	11,879	12,898
Anthem Inc.	2.250%	8/15/19	6,335	6,307
Anthem Inc.	4.350%	8/15/20	10,355	10,811
Anthem Inc.	2.500%	11/21/20	6,875	6,860
Anthem Inc.	3.700%	8/15/21	3,750	3,865
Anthem Inc.	3.125%	5/15/22	1,225	1,236

12

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anthem Inc.	2.950%	12/1/22	2,400	2,401
Aon Corp.	5.000%	9/30/20	4,025	4,289
Aon plc	2.800%	3/15/21	2,823	2,831
AXIS Specialty Finance LLC	5.875%	6/1/20	7,463	7,978
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	9,330	9,297
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	6,841	6,755
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	8,290	8,428
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	6,197	6,541
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	1,097	1,117
Berkshire Hathaway Inc.	2.100%	8/14/19	10,718	10,741
Berkshire Hathaway Inc.	2.200%	3/15/21	8,039	7,993
Berkshire Hathaway Inc.	3.750%	8/15/21	4,550	4,751
Berkshire Hathaway Inc.	3.400%	1/31/22	5,500	5,689
Chubb INA Holdings Inc.	5.900%	6/15/19	2,890	3,046
Chubb INA Holdings Inc.	2.300%	11/3/20	15,031	14,998
Chubb INA Holdings Inc.	2.875%	11/3/22	3,485	3,518
Cigna Corp.	5.125%	6/15/20	4,675	4,957
Cigna Corp.	4.375%	12/15/20	1,675	1,749
Cigna Corp.	4.500%	3/15/21	2,425	2,554
Cigna Corp.	4.000%	2/15/22	3,300	3,442
CNA Financial Corp.	5.875%	8/15/20	2,440	2,630
CNA Financial Corp.	5.750%	8/15/21	5,905	6,454
Coventry Health Care Inc.	5.450%	6/15/21	2,992	3,239
Enstar Group Ltd.	4.500%	3/10/22	2,200	2,244
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,625	3,756
Hartford Financial Services Group Inc.	5.500%	3/30/20	2,729	2,904
Hartford Financial Services Group Inc.	5.125%	4/15/22	7,025	7,660
Humana Inc.	2.625%	10/1/19	4,400	4,407
Humana Inc.	3.150%	12/1/22	775	780
Humana Inc.	2.900%	12/15/22	3,135	3,120
Lincoln National Corp.	8.750%	7/1/19	1,235	1,346
Lincoln National Corp.	6.250%	2/15/20	2,140	2,301
Lincoln National Corp.	4.200%	3/15/22	100	105
Manulife Financial Corp.	4.900%	9/17/20	3,525	3,729
Markel Corp.	4.900%	7/1/22	1,150	1,239
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	6,960	6,977
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	3,200	3,193
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,335	4,630
Marsh & McLennan Cos. Inc.	2.750%	1/30/22	7,338	7,342
MetLife Inc.	7.717%	2/15/19	3,054	3,244
MetLife Inc.	4.750%	2/8/21	12,740	13,575
PartnerRe Finance B LLC	5.500%	6/1/20	3,700	3,907
Primerica Inc.	4.750%	7/15/22	2,700	2,884
3 Principal Financial Group Inc.	4.700%	5/15/55	4,000	4,091
Progressive Corp.	3.750%	8/23/21	5,790	6,010
Protective Life Corp.	7.375%	10/15/19	1,650	1,787
Prudential Financial Inc.	7.375%	6/15/19	5,960	6,397
Prudential Financial Inc.	2.350%	8/15/19	7,240	7,248
Prudential Financial Inc.	5.375%	6/21/20	5,135	5,490
Prudential Financial Inc.	4.500%	11/15/20	2,300	2,425
Prudential Financial Inc.	4.500%	11/16/21	6,860	7,309
3 Prudential Financial Inc.	5.875%	9/15/42	7,200	7,871
Reinsurance Group of America Inc.	6.450%	11/15/19	2,975	3,185
Reinsurance Group of America Inc.	5.000%	6/1/21	2,782	2,964
Torchmark Corp.	9.250%	6/15/19	1,500	1,644
Travelers Cos. Inc.	5.900%	6/2/19	1,756	1,845
Travelers Cos. Inc.	3.900%	11/1/20	100	104
Trinity Acquisition plc	3.500%	9/15/21	1,150	1,162
UnitedHealth Group Inc.	1.700%	2/15/19	4,565	4,549
UnitedHealth Group Inc.	1.625%	3/15/19	4,526	4,503
UnitedHealth Group Inc.	2.300%	12/15/19	4,619	4,632
UnitedHealth Group Inc.	2.700%	7/15/20	13,605	13,745
UnitedHealth Group Inc.	1.950%	10/15/20	7,250	7,178
UnitedHealth Group Inc.	3.875%	10/15/20	3,725	3,861

13

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	4.700%	2/15/21	2,700	2,870
UnitedHealth Group Inc.	2.125%	3/15/21	9,020	8,934
UnitedHealth Group Inc.	2.875%	12/15/21	5,995	6,073
UnitedHealth Group Inc.	2.875%	3/15/22	8,341	8,420
UnitedHealth Group Inc.	3.350%	7/15/22	9,520	9,813
UnitedHealth Group Inc.	2.375%	10/15/22	6,850	6,783
Unum Group	5.625%	9/15/20	1,150	1,237
Unum Group	3.000%	5/15/21	3,540	3,555
Willis Towers Watson plc	5.750%	3/15/21	3,046	3,306
WR Berkley Corp.	7.375%	9/15/19	100	108
XLIT Ltd.	5.750%	10/1/21	2,377	2,604
Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	3,401	3,380

Real Estate Investment Trusts (0.5%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	2,598	2,605
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	1,094	1,160
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	3,546	3,614
AvalonBay Communities Inc.	3.625%	10/1/20	4,520	4,646
AvalonBay Communities Inc.	2.950%	9/15/22	1,564	1,577
Boston Properties LP	5.875%	10/15/19	1,475	1,557
Boston Properties LP	5.625%	11/15/20	9,135	9,878
Boston Properties LP	4.125%	5/15/21	5,784	6,046
Brixmor Operating Partnership LP	3.875%	8/15/22	5,955	6,091
Corporate Office Properties LP	3.700%	6/15/21	1,970	2,005
DDR Corp.	3.500%	1/15/21	5,790	5,871
DDR Corp.	4.625%	7/15/22	6,839	7,184
Digital Realty Trust LP	5.875%	2/1/20	2,000	2,123
Digital Realty Trust LP	3.400%	10/1/20	1,700	1,734
Digital Realty Trust LP	5.250%	3/15/21	13,605	14,594
Digital Realty Trust LP	3.950%	7/1/22	4,625	4,823
Digital Realty Trust LP	3.625%	10/1/22	4,625	4,755
Duke Realty LP	3.875%	2/15/21	1,000	1,033
EPR Properties	5.750%	8/15/22	2,595	2,830
ERP Operating LP	2.375%	7/1/19	6,349	6,351
ERP Operating LP	4.750%	7/15/20	200	211
ERP Operating LP	4.625%	12/15/21	6,019	6,442
Essex Portfolio LP	5.200%	3/15/21	1,850	1,971
Government Properties Income Trust	4.000%	7/15/22	5,000	5,028
HCP Inc.	3.750%	2/1/19	310	314
HCP Inc.	2.625%	2/1/20	8,423	8,446
HCP Inc.	5.375%	2/1/21	1,384	1,486
HCP Inc.	3.150%	8/1/22	87	88
HCP Inc.	4.000%	12/1/22	7,035	7,346
Healthcare Trust of America Holdings LP	3.375%	7/15/21	1,000	1,018
Healthcare Trust of America Holdings LP	2.950%	7/1/22	3,900	3,883
Highwoods Realty LP	3.200%	6/15/21	2,000	2,016
Hospitality Properties Trust	4.250%	2/15/21	3,150	3,257
Hospitality Properties Trust	5.000%	8/15/22	1,499	1,599
Host Hotels & Resorts LP	6.000%	10/1/21	2,600	2,856
Host Hotels & Resorts LP	5.250%	3/15/22	2,025	2,179
Kimco Realty Corp.	6.875%	10/1/19	1,000	1,075
Kimco Realty Corp.	3.200%	5/1/21	1,769	1,796
Kimco Realty Corp.	3.400%	11/1/22	1,850	1,887
Liberty Property LP	4.750%	10/1/20	1,950	2,053
Liberty Property LP	4.125%	6/15/22	2,168	2,275
Public Storage	2.370%	9/15/22	4,000	3,936
Realty Income Corp.	3.250%	10/15/22	13,362	13,578
Regency Centers Corp.	3.750%	11/15/22	425	435
Regency Centers LP	4.800%	4/15/21	725	765
Select Income REIT	3.600%	2/1/20	234	236
Senior Housing Properties Trust	3.250%	5/1/19	5,105	5,125

14

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	2.200%	2/1/19	5,150	5,151
Simon Property Group LP	2.500%	9/1/20	4,500	4,518
Simon Property Group LP	4.375%	3/1/21	7,260	7,670
Simon Property Group LP	2.500%	7/15/21	2,650	2,648
Simon Property Group LP	4.125%	12/1/21	3,185	3,358
Simon Property Group LP	2.350%	1/30/22	8,855	8,758
Simon Property Group LP	3.375%	3/15/22	1,107	1,137
Simon Property Group LP	2.625%	6/15/22	6,200	6,185
SL Green Operating Partnership LP	3.250%	10/15/22	2,350	2,340
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,763
SL Green Realty Corp.	4.500%	12/1/22	1,225	1,287
UDR Inc.	3.700%	10/1/20	6,400	6,570
UDR Inc.	4.625%	1/10/22	225	238
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	2,788	2,838
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	398	399
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	6,406	6,800
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	2,900	3,039
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	4,728	4,778
VEREIT Operating Partnership LP	3.000%	2/6/19	800	803
VEREIT Operating Partnership LP	4.125%	6/1/21	6,800	7,065
Washington Prime Group LP	3.850%	4/1/20	1,525	1,537
Washington REIT	4.950%	10/1/20	1,700	1,764
Welltower Inc.	4.125%	4/1/19	4,446	4,529
Welltower Inc.	6.125%	4/15/20	2,802	3,023
Welltower Inc.	4.950%	1/15/21	4,250	4,517
Welltower Inc.	5.250%	1/15/22	525	570
Welltower Inc.	3.750%	3/15/23	2,000	2,073
				5,754,961
Industrial (15.0%)
Basic Industry (0.7%)
Agrium Inc.	6.750%	1/15/19	1,750	1,827
Agrium Inc.	3.150%	10/1/22	3,491	3,529
Air Products & Chemicals Inc.	4.375%	8/21/19	2,500	2,585
Air Products & Chemicals Inc.	3.000%	11/3/21	1,750	1,777
Airgas Inc.	2.375%	2/15/20	1,300	1,299
Barrick Gold Corp.	3.850%	4/1/22	459	480
Barrick North America Finance LLC	4.400%	5/30/21	5,307	5,614
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	2,000	2,020
Cabot Corp.	3.700%	7/15/22	2,815	2,876
Celanese US Holdings LLC	5.875%	6/15/21	3,000	3,280
Celanese US Holdings LLC	4.625%	11/15/22	5	5
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,850	3,050
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	8,000	8,463
Domtar Corp.	4.400%	4/1/22	660	691
Dow Chemical Co.	8.550%	5/15/19	29,004	31,402
Dow Chemical Co.	4.250%	11/15/20	3,950	4,123
Dow Chemical Co.	4.125%	11/15/21	10,442	10,943
Dow Chemical Co.	3.000%	11/15/22	6,000	6,034
Eastman Chemical Co.	2.700%	1/15/20	9,292	9,353
Eastman Chemical Co.	4.500%	1/15/21	155	162
Eastman Chemical Co.	3.600%	8/15/22	2,732	2,809
Ecolab Inc.	2.000%	1/14/19	2,750	2,744
Ecolab Inc.	2.250%	1/12/20	2,720	2,714
Ecolab Inc.	4.350%	12/8/21	4,838	5,142
Ecolab Inc.	2.375%	8/10/22	7,100	7,005
EI du Pont de Nemours & Co.	5.750%	3/15/19	190	198
EI du Pont de Nemours & Co.	4.625%	1/15/20	1,200	1,254
EI du Pont de Nemours & Co.	2.200%	5/1/20	11,400	11,380
EI du Pont de Nemours & Co.	3.625%	1/15/21	10,520	10,890
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,575	2,714
FMC Corp.	5.200%	12/15/19	2,000	2,078
FMC Corp.	3.950%	2/1/22	3,235	3,329
Goldcorp Inc.	3.625%	6/9/21	8,200	8,367

15

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Paper Co.	7.500%	8/15/21	3,165	3,682
International Paper Co.	4.750%	2/15/22	7,668	8,232
LyondellBasell Industries NV	5.000%	4/15/19	10,320	10,594
LyondellBasell Industries NV	6.000%	11/15/21	11,860	13,184
Methanex Corp.	3.250%	12/15/19	2,565	2,573
Monsanto Co.	2.125%	7/15/19	9,850	9,803
Monsanto Co.	2.750%	7/15/21	2,758	2,762
Mosaic Co.	3.750%	11/15/21	3,870	3,959
Mosaic Co.	3.250%	11/15/22	5,235	5,183
Newmont Mining Corp.	5.125%	10/1/19	2,888	3,008
Newmont Mining Corp.	3.500%	3/15/22	837	854
Packaging Corp. of America	2.450%	12/15/20	6,140	6,149
Packaging Corp. of America	3.900%	6/15/22	1,900	1,974
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,475	1,551
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,800	1,882
PPG Industries Inc.	2.300%	11/15/19	9,400	9,398
PPG Industries Inc.	3.600%	11/15/20	6,350	6,533
Praxair Inc.	2.250%	9/24/20	8,550	8,532
Praxair Inc.	4.050%	3/15/21	1,775	1,862
Praxair Inc.	3.000%	9/1/21	3,295	3,349
Praxair Inc.	2.450%	2/15/22	1,709	1,713
Praxair Inc.	2.200%	8/15/22	5,495	5,425
Rayonier Inc.	3.750%	4/1/22	1,000	1,011
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	1,393	1,461
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	4,450	4,624
Rio Tinto Finance USA plc	3.500%	3/22/22	3,119	3,218
Rio Tinto Finance USA plc	2.875%	8/21/22	6,144	6,178
RPM International Inc.	6.125%	10/15/19	500	530
RPM International Inc.	3.450%	11/15/22	425	434
Sherwin-Williams Co.	7.250%	6/15/19	863	921
Sherwin-Williams Co.	2.250%	5/15/20	10,345	10,312
Sherwin-Williams Co.	2.750%	6/1/22	6,073	6,052
Southern Copper Corp.	5.375%	4/16/20	2,600	2,766
Southern Copper Corp.	3.500%	11/8/22	25	26
Syngenta Finance NV	3.125%	3/28/22	3,615	3,503
Vale Overseas Ltd.	4.625%	9/15/20	3,100	3,282
Vale Overseas Ltd.	5.875%	6/10/21	17,360	18,944
Vale Overseas Ltd.	4.375%	1/11/22	12,615	13,056
Westlake Chemical Corp.	4.625%	2/15/21	4,080	4,182
WestRock RKT Co.	4.450%	3/1/19	5,100	5,207
WestRock RKT Co.	3.500%	3/1/20	2,634	2,681
Weyerhaeuser Co.	4.700%	3/15/21	5,010	5,272
Capital Goods (1.4%)
3M Co.	2.000%	8/7/20	3,475	3,455
3M Co.	1.625%	9/19/21	5,585	5,416
3M Co.	2.000%	6/26/22	3,225	3,160
ABB Finance USA Inc.	2.875%	5/8/22	7,011	7,129
Acuity Brands Lighting Inc.	6.000%	12/15/19	675	718
Bemis Co. Inc.	6.800%	8/1/19	500	531
Bemis Co. Inc.	4.500%	10/15/21	2,800	2,952
Boeing Capital Corp.	4.700%	10/27/19	6,775	7,079
Boeing Co.	6.000%	3/15/19	3,471	3,632
Boeing Co.	4.875%	2/15/20	5,795	6,121
Boeing Co.	1.650%	10/30/20	4,830	4,752
Boeing Co.	8.750%	8/15/21	1,000	1,213
Boeing Co.	2.350%	10/30/21	4,000	4,002
Boeing Co.	2.125%	3/1/22	4,300	4,264
Carlisle Cos. Inc.	3.750%	11/15/22	2,650	2,716
Caterpillar Financial Services Corp.	7.150%	2/15/19	5,258	5,547
Caterpillar Financial Services Corp.	1.350%	5/18/19	5,000	4,955
Caterpillar Financial Services Corp.	2.100%	6/9/19	13,033	13,040
Caterpillar Financial Services Corp.	2.000%	11/29/19	5,500	5,484
Caterpillar Financial Services Corp.	2.250%	12/1/19	5,341	5,348

16

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.100%	1/10/20	7,000	6,985
Caterpillar Financial Services Corp.	2.000%	3/5/20	6,475	6,442
Caterpillar Financial Services Corp.	1.850%	9/4/20	7,400	7,280
Caterpillar Financial Services Corp.	2.500%	11/13/20	3,500	3,511
Caterpillar Financial Services Corp.	1.700%	8/9/21	15,800	15,375
Caterpillar Financial Services Corp.	2.750%	8/20/21	350	352
Caterpillar Financial Services Corp.	1.931%	10/1/21	4,650	4,547
Caterpillar Financial Services Corp.	2.400%	6/6/22	2,000	1,986
Caterpillar Financial Services Corp.	2.550%	11/29/22	5,200	5,173
Caterpillar Inc.	3.900%	5/27/21	16,515	17,305
Caterpillar Inc.	2.600%	6/26/22	6,600	6,604
CNH Industrial Capital LLC	4.375%	11/6/20	5,961	6,185
CNH Industrial Capital LLC	4.875%	4/1/21	4,032	4,229
CNH Industrial Capital LLC	3.875%	10/15/21	2,395	2,446
CNH Industrial Capital LLC	4.375%	4/5/22	4,165	4,316
CRH America Inc.	5.750%	1/15/21	450	487
Deere & Co.	4.375%	10/16/19	225	234
Deere & Co.	2.600%	6/8/22	8,638	8,654
Dover Corp.	4.300%	3/1/21	4,200	4,426
Eaton Corp.	6.950%	3/20/19	928	977
Eaton Corp.	2.750%	11/2/22	8,000	8,009
Embraer SA	5.150%	6/15/22	400	426
Emerson Electric Co.	4.875%	10/15/19	3,220	3,370
Emerson Electric Co.	4.250%	11/15/20	825	868
Emerson Electric Co.	2.625%	12/1/21	4,475	4,517
FLIR Systems Inc.	3.125%	6/15/21	2,325	2,336
Flowserve Corp.	3.500%	9/15/22	4,625	4,650
Fortive Corp.	1.800%	6/15/19	2,075	2,061
Fortive Corp.	2.350%	6/15/21	6,400	6,326
Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,000	3,027
General Dynamics Corp.	3.875%	7/15/21	3,805	3,982
General Electric Co.	6.000%	8/7/19	8,458	8,942
General Electric Co.	2.100%	12/11/19	2,925	2,922
General Electric Co.	5.500%	1/8/20	9,776	10,376
General Electric Co.	2.200%	1/9/20	12,636	12,592
General Electric Co.	5.550%	5/4/20	7,556	8,090
General Electric Co.	4.375%	9/16/20	10,548	11,067
General Electric Co.	4.625%	1/7/21	8,486	8,987
General Electric Co.	5.300%	2/11/21	7,850	8,443
General Electric Co.	4.650%	10/17/21	17,803	19,075
General Electric Co.	2.700%	10/9/22	22,685	22,639
Harris Corp.	2.700%	4/27/20	6,533	6,552
Harris Corp.	4.400%	12/15/20	2,725	2,856
Honeywell International Inc.	1.400%	10/30/19	4,000	3,957
Honeywell International Inc.	1.800%	10/30/19	8,500	8,457
Honeywell International Inc.	4.250%	3/1/21	6,500	6,875
Honeywell International Inc.	1.850%	11/1/21	10,525	10,324
Illinois Tool Works Inc.	1.950%	3/1/19	5,932	5,919
Illinois Tool Works Inc.	6.250%	4/1/19	4,650	4,883
Illinois Tool Works Inc.	3.375%	9/15/21	1,075	1,102
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	3,800	3,820
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,000	2,001
John Deere Capital Corp.	1.950%	1/8/19	10,261	10,242
John Deere Capital Corp.	1.950%	3/4/19	14,155	14,146
John Deere Capital Corp.	2.250%	4/17/19	5,685	5,697
John Deere Capital Corp.	2.300%	9/16/19	2,775	2,777
John Deere Capital Corp.	1.250%	10/9/19	7,650	7,531
John Deere Capital Corp.	1.700%	1/15/20	350	347
John Deere Capital Corp.	2.050%	3/10/20	4,400	4,385
John Deere Capital Corp.	2.200%	3/13/20	2,000	1,996
John Deere Capital Corp.	1.950%	6/22/20	3,700	3,669
John Deere Capital Corp.	2.375%	7/14/20	2,500	2,504
John Deere Capital Corp.	2.450%	9/11/20	2,600	2,604
John Deere Capital Corp.	2.550%	1/8/21	2,200	2,209

17

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.800%	3/4/21	3,000	3,031
John Deere Capital Corp.	3.900%	7/12/21	3,500	3,669
John Deere Capital Corp.	3.150%	10/15/21	175	179
John Deere Capital Corp.	2.650%	1/6/22	6,600	6,636
John Deere Capital Corp.	2.750%	3/15/22	125	126
John Deere Capital Corp.	2.150%	9/8/22	5,800	5,667
Johnson Controls International plc	5.000%	3/30/20	1,575	1,660
Johnson Controls International plc	4.250%	3/1/21	1,364	1,428
Johnson Controls International plc	3.750%	12/1/21	1,200	1,240
Kennametal Inc.	2.650%	11/1/19	3,400	3,393
Kennametal Inc.	3.875%	2/15/22	575	580
L3 Technologies Inc.	5.200%	10/15/19	9,195	9,636
L3 Technologies Inc.	4.750%	7/15/20	6,234	6,556
L3 Technologies Inc.	4.950%	2/15/21	4,091	4,335
Lockheed Martin Corp.	4.250%	11/15/19	5,285	5,485
Lockheed Martin Corp.	2.500%	11/23/20	13,585	13,687
Lockheed Martin Corp.	3.350%	9/15/21	3,056	3,141
Masco Corp.	7.125%	3/15/20	534	583
Masco Corp.	3.500%	4/1/21	2,710	2,756
Masco Corp.	5.950%	3/15/22	823	912
Northrop Grumman Corp.	5.050%	8/1/19	200	209
Northrop Grumman Corp.	2.080%	10/15/20	9,116	9,040
Northrop Grumman Corp.	3.500%	3/15/21	5,611	5,776
Northrop Grumman Corp.	2.550%	10/15/22	11,400	11,301
Precision Castparts Corp.	2.250%	6/15/20	6,830	6,841
Raytheon Co.	4.400%	2/15/20	3,400	3,555
Raytheon Co.	3.125%	10/15/20	6,009	6,147
Raytheon Co.	2.500%	12/15/22	4,595	4,577
Republic Services Inc.	5.500%	9/15/19	4,955	5,217
Republic Services Inc.	5.000%	3/1/20	7,893	8,309
Republic Services Inc.	5.250%	11/15/21	2,729	2,982
Republic Services Inc.	3.550%	6/1/22	3,462	3,567
Rockwell Automation Inc.	2.050%	3/1/20	5,850	5,801
Rockwell Collins Inc.	1.950%	7/15/19	3,325	3,310
Rockwell Collins Inc.	2.800%	3/15/22	8,930	8,939
Roper Technologies Inc.	6.250%	9/1/19	1,845	1,961
Roper Technologies Inc.	3.000%	12/15/20	5,387	5,449
Roper Technologies Inc.	2.800%	12/15/21	7,851	7,855
Roper Technologies Inc.	3.125%	11/15/22	5,912	5,960
Stanley Black & Decker Inc.	2.451%	11/17/18	5,950	5,969
Stanley Black & Decker Inc.	3.400%	12/1/21	3,000	3,090
Stanley Black & Decker Inc.	2.900%	11/1/22	690	693
3 Stanley Black & Decker Inc.	5.750%	12/15/53	2,190	2,245
United Technologies Corp.	1.500%	11/1/19	6,500	6,423
United Technologies Corp.	4.500%	4/15/20	10,142	10,636
United Technologies Corp.	1.900%	5/4/20	6,285	6,221
United Technologies Corp.	1.950%	11/1/21	6,540	6,378
United Technologies Corp.	3.100%	6/1/22	14,371	14,636
Waste Management Inc.	4.750%	6/30/20	4,457	4,720
Waste Management Inc.	4.600%	3/1/21	2,703	2,869
Waste Management Inc.	2.900%	9/15/22	5,835	5,882
Xylem Inc.	4.875%	10/1/21	4,790	5,167
Communication (1.7%)
21st Century Fox America Inc.	6.900%	3/1/19	5,050	5,316
21st Century Fox America Inc.	5.650%	8/15/20	6,383	6,896
21st Century Fox America Inc.	4.500%	2/15/21	3,925	4,153
Activision Blizzard Inc.	2.300%	9/15/21	7,450	7,360
Activision Blizzard Inc.	2.600%	6/15/22	1,575	1,558
America Movil SAB de CV	5.000%	10/16/19	6,200	6,490
America Movil SAB de CV	5.000%	3/30/20	16,266	17,105
America Movil SAB de CV	3.125%	7/16/22	9,070	9,166
American Tower Corp.	3.400%	2/15/19	7,881	7,972
American Tower Corp.	2.800%	6/1/20	5,475	5,506

18

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Tower Corp.	5.050%	9/1/20	4,573	4,850
American Tower Corp.	3.300%	2/15/21	11,105	11,294
American Tower Corp.	3.450%	9/15/21	6,569	6,698
American Tower Corp.	5.900%	11/1/21	3,787	4,193
American Tower Corp.	2.250%	1/15/22	2,980	2,901
American Tower Corp.	4.700%	3/15/22	2,150	2,305
AT&T Inc.	5.800%	2/15/19	4,500	4,671
AT&T Inc.	2.300%	3/11/19	10,515	10,517
AT&T Inc.	5.875%	10/1/19	5,800	6,146
AT&T Inc.	5.200%	3/15/20	10,356	10,946
AT&T Inc.	2.450%	6/30/20	28,537	28,510
AT&T Inc.	4.600%	2/15/21	5,207	5,482
AT&T Inc.	2.800%	2/17/21	14,198	14,255
AT&T Inc.	5.000%	3/1/21	10,319	11,048
AT&T Inc.	4.450%	5/15/21	6,402	6,757
AT&T Inc.	3.875%	8/15/21	10,854	11,239
AT&T Inc.	3.000%	2/15/22	10,920	10,951
AT&T Inc.	3.200%	3/1/22	8,525	8,616
AT&T Inc.	3.800%	3/15/22	5,700	5,887
AT&T Inc.	3.000%	6/30/22	22,675	22,708
British Telecommunications plc	2.350%	2/14/19	5,875	5,882
CBS Corp.	2.300%	8/15/19	8,525	8,528
CBS Corp.	4.300%	2/15/21	1,800	1,880
CBS Corp.	3.375%	3/1/22	5,100	5,181
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	20,695	21,070
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	25,144	26,173
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	5,000	6,532
Comcast Corp.	5.700%	7/1/19	2,095	2,203
Comcast Corp.	5.150%	3/1/20	10,299	10,934
Comcast Corp.	1.625%	1/15/22	6,115	5,905
Comcast Corp.	3.125%	7/15/22	4,124	4,217
Crown Castle International Corp.	3.400%	2/15/21	11,485	11,718
Crown Castle International Corp.	2.250%	9/1/21	5,976	5,874
Crown Castle International Corp.	4.875%	4/15/22	7,483	8,038
Deutsche Telekom International Finance BV	6.000%	7/8/19	4,150	4,379
Discovery Communications LLC	5.625%	8/15/19	2,460	2,581
Discovery Communications LLC	2.200%	9/20/19	3,700	3,683
Discovery Communications LLC	4.375%	6/15/21	1,458	1,523
Discovery Communications LLC	3.300%	5/15/22	7,054	7,115
Electronic Arts Inc.	3.700%	3/1/21	7,850	8,078
Moody's Corp.	2.750%	7/15/19	7,201	7,140
Moody's Corp.	5.500%	9/1/20	3,452	3,717
Moody's Corp.	2.750%	12/15/21	3,550	3,552
Moody's Corp.	4.500%	9/1/22	250	267
NBCUniversal Media LLC	5.150%	4/30/20	21,869	23,247
NBCUniversal Media LLC	4.375%	4/1/21	16,723	17,697
Omnicom Group Inc.	6.250%	7/15/19	3,535	3,739
Omnicom Group Inc.	4.450%	8/15/20	9,410	9,860
Omnicom Group Inc.	3.625%	5/1/22	9,725	10,040
Orange SA	2.750%	2/6/19	13,440	13,526
Orange SA	5.375%	7/8/19	4,240	4,426
Orange SA	1.625%	11/3/19	13,127	12,964
Orange SA	4.125%	9/14/21	7,269	7,690
RELX Capital Inc.	3.125%	10/15/22	3,907	3,914
S&P Global Inc.	3.300%	8/14/20	4,800	4,889
Scripps Networks Interactive Inc.	2.750%	11/15/19	3,970	3,977
Scripps Networks Interactive Inc.	2.800%	6/15/20	3,650	3,643
Scripps Networks Interactive Inc.	3.500%	6/15/22	3,225	3,264
Telefonica Emisiones SAU	5.877%	7/15/19	1,300	1,366
Telefonica Emisiones SAU	5.134%	4/27/20	9,133	9,667
Telefonica Emisiones SAU	5.462%	2/16/21	12,060	13,044
Thomson Reuters Corp.	4.700%	10/15/19	350	364

19

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thomson Reuters Corp.	3.950%	9/30/21	1,775	1,833
Time Warner Cable LLC	8.750%	2/14/19	11,720	12,513
Time Warner Cable LLC	8.250%	4/1/19	5,806	6,205
Time Warner Cable LLC	5.000%	2/1/20	7,975	8,317
Time Warner Cable LLC	4.125%	2/15/21	5,495	5,662
Time Warner Cable LLC	4.000%	9/1/21	9,280	9,532
Time Warner Inc.	2.100%	6/1/19	5,475	5,450
Time Warner Inc.	4.875%	3/15/20	17,795	18,690
Time Warner Inc.	4.700%	1/15/21	5,963	6,304
Time Warner Inc.	4.750%	3/29/21	8,050	8,560
Time Warner Inc.	4.000%	1/15/22	3,000	3,127
Time Warner Inc.	3.400%	6/15/22	1,000	1,020
Verizon Communications Inc.	2.625%	2/21/20	10,143	10,222
Verizon Communications Inc.	3.450%	3/15/21	7,163	7,372
Verizon Communications Inc.	4.600%	4/1/21	9,507	10,114
Verizon Communications Inc.	1.750%	8/15/21	7,675	7,468
Verizon Communications Inc.	3.000%	11/1/21	11,372	11,506
Verizon Communications Inc.	3.500%	11/1/21	12,623	12,990
Verizon Communications Inc.	2.946%	3/15/22	26,366	26,522
Verizon Communications Inc.	3.125%	3/16/22	21,085	21,359
Verizon Communications Inc.	2.450%	11/1/22	8,000	7,865
Viacom Inc.	5.625%	9/15/19	4,000	4,187
Viacom Inc.	3.875%	12/15/21	4,231	4,309
Vodafone Group plc	5.450%	6/10/19	9,431	9,845
Vodafone Group plc	4.375%	3/16/21	3,330	3,518
Vodafone Group plc	2.500%	9/26/22	7,250	7,191
Walt Disney Co.	1.650%	1/8/19	2,250	2,245
Walt Disney Co.	5.500%	3/15/19	1,028	1,068
Walt Disney Co.	1.850%	5/30/19	5,493	5,475
Walt Disney Co.	0.875%	7/12/19	7,500	7,362
Walt Disney Co.	1.950%	3/4/20	4,670	4,654
Walt Disney Co.	1.800%	6/5/20	6,500	6,438
Walt Disney Co.	2.150%	9/17/20	5,100	5,096
Walt Disney Co.	2.300%	2/12/21	5,489	5,487
Walt Disney Co.	3.750%	6/1/21	3,781	3,949
Walt Disney Co.	2.750%	8/16/21	5,475	5,542
Walt Disney Co.	2.550%	2/15/22	1,650	1,654
Walt Disney Co.	2.450%	3/4/22	3,000	2,996
WPP Finance 2010	4.750%	11/21/21	9,850	10,524
Consumer Cyclical (2.2%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,190	1,268
Alibaba Group Holding Ltd.	2.500%	11/28/19	16,250	16,270
Alibaba Group Holding Ltd.	3.125%	11/28/21	10,350	10,510
Amazon.com Inc.	2.600%	12/5/19	10,731	10,841
5 Amazon.com Inc.	1.900%	8/21/20	7,200	7,149
Amazon.com Inc.	3.300%	12/5/21	6,825	7,042
Amazon.com Inc.	2.500%	11/29/22	7,340	7,335
American Honda Finance Corp.	1.700%	2/22/19	1,550	1,543
American Honda Finance Corp.	1.200%	7/12/19	7,913	7,799
American Honda Finance Corp.	2.250%	8/15/19	11,475	11,489
American Honda Finance Corp.	2.000%	11/13/19	6,300	6,279
American Honda Finance Corp.	2.000%	2/14/20	7,200	7,163
American Honda Finance Corp.	1.950%	7/20/20	4,700	4,658
American Honda Finance Corp.	2.450%	9/24/20	9,271	9,293
American Honda Finance Corp.	1.650%	7/12/21	6,865	6,691
American Honda Finance Corp.	1.700%	9/9/21	6,583	6,396
American Honda Finance Corp.	2.600%	11/16/22	4,300	4,303
Aptiv plc	3.150%	11/19/20	3,550	3,601
Automatic Data Processing Inc.	2.250%	9/15/20	8,525	8,538
AutoNation Inc.	5.500%	2/1/20	1,620	1,710
AutoNation Inc.	3.350%	1/15/21	5,550	5,623
AutoZone Inc.	1.625%	4/21/19	5,075	5,032
AutoZone Inc.	4.000%	11/15/20	475	492

20

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AutoZone Inc.	2.500%	4/15/21	900	893
AutoZone Inc.	3.700%	4/15/22	1,516	1,559
Best Buy Co. Inc.	5.500%	3/15/21	1,650	1,774
Block Financial LLC	4.125%	10/1/20	6,000	6,161
Block Financial LLC	5.500%	11/1/22	2,500	2,683
BorgWarner Inc.	4.625%	9/15/20	450	473
Carnival Corp.	3.950%	10/15/20	2,615	2,721
Costco Wholesale Corp.	1.700%	12/15/19	8,628	8,567
Costco Wholesale Corp.	1.750%	2/15/20	3,475	3,436
Costco Wholesale Corp.	2.150%	5/18/21	7,590	7,545
Costco Wholesale Corp.	2.250%	2/15/22	2,479	2,443
Costco Wholesale Corp.	2.300%	5/18/22	8,510	8,428
CVS Health Corp.	2.250%	8/12/19	3,978	3,960
CVS Health Corp.	2.800%	7/20/20	28,811	28,931
CVS Health Corp.	2.125%	6/1/21	12,936	12,638
CVS Health Corp.	3.500%	7/20/22	8,450	8,576
CVS Health Corp.	2.750%	12/1/22	5,296	5,209
CVS Health Corp.	4.750%	12/1/22	1,875	2,004
DR Horton Inc.	3.750%	3/1/19	4,243	4,302
DR Horton Inc.	2.550%	12/1/20	7,280	7,268
DR Horton Inc.	4.375%	9/15/22	583	614
eBay Inc.	2.200%	8/1/19	6,760	6,753
eBay Inc.	2.150%	6/5/20	5,300	5,256
eBay Inc.	3.250%	10/15/20	700	714
eBay Inc.	2.875%	8/1/21	5,105	5,138
eBay Inc.	3.800%	3/9/22	3,402	3,527
eBay Inc.	2.600%	7/15/22	7,454	7,383
Expedia Inc.	5.950%	8/15/20	10,722	11,535
Ford Motor Credit Co. LLC	2.943%	1/8/19	8,872	8,926
Ford Motor Credit Co. LLC	2.375%	3/12/19	12,200	12,200
Ford Motor Credit Co. LLC	2.262%	3/28/19	4,200	4,189
Ford Motor Credit Co. LLC	2.021%	5/3/19	10,900	10,843
Ford Motor Credit Co. LLC	1.897%	8/12/19	2,750	2,724
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,371	9,368
Ford Motor Credit Co. LLC	2.681%	1/9/20	9,800	9,814
Ford Motor Credit Co. LLC	8.125%	1/15/20	5,450	6,021
Ford Motor Credit Co. LLC	2.459%	3/27/20	7,290	7,265
Ford Motor Credit Co. LLC	3.157%	8/4/20	7,160	7,243
Ford Motor Credit Co. LLC	2.343%	11/2/20	13,200	13,065
Ford Motor Credit Co. LLC	3.200%	1/15/21	10,590	10,739
Ford Motor Credit Co. LLC	5.750%	2/1/21	9,425	10,212
Ford Motor Credit Co. LLC	3.336%	3/18/21	16,755	17,012
Ford Motor Credit Co. LLC	5.875%	8/2/21	9,885	10,828
Ford Motor Credit Co. LLC	3.219%	1/9/22	3,100	3,114
Ford Motor Credit Co. LLC	3.339%	3/28/22	14,250	14,416
Ford Motor Credit Co. LLC	2.979%	8/3/22	7,900	7,872
Ford Motor Credit Co. LLC	4.250%	9/20/22	9,575	10,023
General Motors Financial Co. Inc.	3.100%	1/15/19	19,215	19,337
General Motors Financial Co. Inc.	2.400%	5/9/19	12,750	12,749
General Motors Financial Co. Inc.	3.500%	7/10/19	10,825	10,985
General Motors Financial Co. Inc.	2.350%	10/4/19	1,000	997
General Motors Financial Co. Inc.	3.150%	1/15/20	6,270	6,332
General Motors Financial Co. Inc.	2.650%	4/13/20	775	775
General Motors Financial Co. Inc.	3.200%	7/13/20	21,952	22,197
General Motors Financial Co. Inc.	2.450%	11/6/20	7,000	6,941
General Motors Financial Co. Inc.	3.700%	11/24/20	10,220	10,468
General Motors Financial Co. Inc.	4.200%	3/1/21	10,539	10,946
General Motors Financial Co. Inc.	3.200%	7/6/21	12,707	12,828
General Motors Financial Co. Inc.	4.375%	9/25/21	15,639	16,379
General Motors Financial Co. Inc.	3.450%	1/14/22	11,901	12,039
General Motors Financial Co. Inc.	3.450%	4/10/22	9,498	9,621
General Motors Financial Co. Inc.	3.150%	6/30/22	5,224	5,217
Home Depot Inc.	2.000%	6/15/19	10,105	10,109
Home Depot Inc.	1.800%	6/5/20	4,000	3,967

21

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Home Depot Inc.	3.950%	9/15/20	1,300	1,356
Home Depot Inc.	2.000%	4/1/21	11,862	11,731
Home Depot Inc.	4.400%	4/1/21	7,533	7,982
Home Depot Inc.	2.625%	6/1/22	8,969	9,014
JD.com Inc.	3.125%	4/29/21	3,700	3,684
Kohl's Corp.	4.000%	11/1/21	4,525	4,653
Lowe's Cos. Inc.	1.150%	4/15/19	4,000	3,956
Lowe's Cos. Inc.	4.625%	4/15/20	6,050	6,295
Lowe's Cos. Inc.	3.750%	4/15/21	5,025	5,211
Lowe's Cos. Inc.	3.800%	11/15/21	1,300	1,360
Lowe's Cos. Inc.	3.120%	4/15/22	3,249	3,310
Macy's Retail Holdings Inc.	3.450%	1/15/21	3,050	3,064
Macy's Retail Holdings Inc.	3.875%	1/15/22	835	841
Marriott International Inc.	3.000%	3/1/19	3,213	3,232
Marriott International Inc.	3.375%	10/15/20	3,875	3,951
Marriott International Inc.	2.875%	3/1/21	1,625	1,636
Marriott International Inc.	3.125%	10/15/21	3,725	3,767
Marriott International Inc.	2.300%	1/15/22	2,516	2,472
Marriott International Inc.	3.250%	9/15/22	3,775	3,830
Mastercard Inc.	2.000%	4/1/19	4,300	4,296
Mastercard Inc.	2.000%	11/21/21	5,000	4,922
McDonald's Corp.	1.875%	5/29/19	3,945	3,931
McDonald's Corp.	2.200%	5/26/20	1,526	1,522
McDonald's Corp.	3.500%	7/15/20	2,499	2,572
McDonald's Corp.	2.750%	12/9/20	12,263	12,388
McDonald's Corp.	3.625%	5/20/21	6,118	6,335
McDonald's Corp.	2.625%	1/15/22	8,798	8,801
Nordstrom Inc.	4.750%	5/1/20	3,025	3,151
Nordstrom Inc.	4.000%	10/15/21	2,004	2,061
NVR Inc.	3.950%	9/15/22	1,512	1,582
O'Reilly Automotive Inc.	4.875%	1/14/21	2,435	2,577
O'Reilly Automotive Inc.	4.625%	9/15/21	2,210	2,347
PACCAR Financial Corp.	1.300%	5/10/19	3,575	3,536
PACCAR Financial Corp.	1.950%	2/27/20	275	273
PACCAR Financial Corp.	2.500%	8/14/20	2,000	2,011
PACCAR Financial Corp.	2.050%	11/13/20	3,000	2,970
PACCAR Financial Corp.	2.250%	2/25/21	2,725	2,709
PACCAR Financial Corp.	1.650%	8/11/21	75	72
PACCAR Financial Corp.	2.300%	8/10/22	2,200	2,166
QVC Inc.	3.125%	4/1/19	2,945	2,959
Ralph Lauren Corp.	2.625%	8/18/20	1,900	1,908
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	1,800	1,800
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	4,775	5,241
Starbucks Corp.	2.200%	11/22/20	1,500	1,500
Starbucks Corp.	2.100%	2/4/21	8,875	8,811
Starbucks Corp.	2.700%	6/15/22	1,075	1,082
Tapestry Inc.	3.000%	7/15/22	2,800	2,774
Target Corp.	2.300%	6/26/19	8,254	8,278
Target Corp.	3.875%	7/15/20	1,000	1,042
Target Corp.	2.900%	1/15/22	7,348	7,456
TJX Cos. Inc.	2.750%	6/15/21	5,815	5,885
Toyota Motor Credit Corp.	1.700%	1/9/19	8,850	8,815
Toyota Motor Credit Corp.	2.100%	1/17/19	5,045	5,048
Toyota Motor Credit Corp.	1.700%	2/19/19	10,275	10,238
Toyota Motor Credit Corp.	1.400%	5/20/19	9,673	9,578
Toyota Motor Credit Corp.	2.125%	7/18/19	10,285	10,288
Toyota Motor Credit Corp.	1.550%	10/18/19	10,500	10,400
Toyota Motor Credit Corp.	2.150%	3/12/20	12,030	12,007
Toyota Motor Credit Corp.	1.950%	4/17/20	8,727	8,669
Toyota Motor Credit Corp.	4.500%	6/17/20	2,000	2,105
Toyota Motor Credit Corp.	4.250%	1/11/21	3,025	3,187
Toyota Motor Credit Corp.	1.900%	4/8/21	10,975	10,796
Toyota Motor Credit Corp.	2.750%	5/17/21	4,250	4,296
Toyota Motor Credit Corp.	3.400%	9/15/21	7,515	7,768

22

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	2.600%	1/11/22	8,400	8,428
Toyota Motor Credit Corp.	3.300%	1/12/22	790	813
Toyota Motor Credit Corp.	2.150%	9/8/22	10,000	9,828
VF Corp.	3.500%	9/1/21	2,000	2,059
Visa Inc.	2.200%	12/14/20	26,190	26,176
Visa Inc.	2.150%	9/15/22	5,875	5,783
Visa Inc.	2.800%	12/14/22	17,949	18,186
Wal-Mart Stores Inc.	1.750%	10/9/19	8,375	8,346
Wal-Mart Stores Inc.	3.250%	10/25/20	13,052	13,449
Wal-Mart Stores Inc.	1.900%	12/15/20	19,335	19,209
Wal-Mart Stores Inc.	4.250%	4/15/21	10,528	11,189
Wal-Mart Stores Inc.	2.350%	12/15/22	5,225	5,197
Walgreen Co.	5.250%	1/15/19	1,227	1,261
Walgreens Boots Alliance Inc.	2.700%	11/18/19	6,890	6,933
Walgreens Boots Alliance Inc.	3.300%	11/18/21	19,114	19,431
Western Union Co.	5.253%	4/1/20	200	211
Western Union Co.	3.600%	3/15/22	6,850	7,023
Wyndham Worldwide Corp.	4.250%	3/1/22	1,227	1,248
Consumer Noncyclical (4.2%)
Abbott Laboratories	5.125%	4/1/19	5,943	6,152
Abbott Laboratories	2.350%	11/22/19	22,070	22,105
Abbott Laboratories	2.000%	3/15/20	13,702	13,585
Abbott Laboratories	4.125%	5/27/20	6,075	6,299
Abbott Laboratories	2.800%	9/15/20	3,500	3,515
Abbott Laboratories	2.900%	11/30/21	23,445	23,692
Abbott Laboratories	2.550%	3/15/22	4,520	4,475
AbbVie Inc.	2.500%	5/14/20	26,727	26,788
AbbVie Inc.	2.300%	5/14/21	14,995	14,887
AbbVie Inc.	2.900%	11/6/22	17,226	17,276
AbbVie Inc.	3.200%	11/6/22	9,925	10,079
Actavis Inc.	3.250%	10/1/22	9,480	9,494
Agilent Technologies Inc.	5.000%	7/15/20	3,707	3,931
Agilent Technologies Inc.	3.200%	10/1/22	2,750	2,770
Allergan Funding SCS	2.450%	6/15/19	7,163	7,165
Allergan Funding SCS	3.000%	3/12/20	33,700	33,954
Allergan Funding SCS	3.450%	3/15/22	21,040	21,357
Allergan Inc.	3.375%	9/15/20	2,500	2,548
Altria Group Inc.	9.250%	8/6/19	6,885	7,634
Altria Group Inc.	2.625%	1/14/20	15,565	15,659
Altria Group Inc.	4.750%	5/5/21	10,946	11,728
Altria Group Inc.	2.850%	8/9/22	8,363	8,408
AmerisourceBergen Corp.	3.500%	11/15/21	4,150	4,244
Amgen Inc.	5.700%	2/1/19	450	466
Amgen Inc.	1.900%	5/10/19	7,400	7,384
Amgen Inc.	2.200%	5/22/19	18,758	18,765
Amgen Inc.	2.125%	5/1/20	6,773	6,736
Amgen Inc.	2.200%	5/11/20	8,000	7,973
Amgen Inc.	3.450%	10/1/20	8,646	8,877
Amgen Inc.	4.100%	6/15/21	7,305	7,636
Amgen Inc.	1.850%	8/19/21	6,405	6,247
Amgen Inc.	3.875%	11/15/21	9,355	9,772
Amgen Inc.	2.700%	5/1/22	2,100	2,098
Amgen Inc.	2.650%	5/11/22	7,568	7,548
Amgen Inc.	3.625%	5/15/22	5,720	5,916
Anheuser-Busch Cos. LLC	5.000%	3/1/19	2,100	2,169
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	34,629	34,558
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	18,643	18,646
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	65,992	66,313
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	21,035	22,218
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	7,125	7,721
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	19,906	21,079
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	1,855	1,967
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,425	2,559

23

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	9,215	9,620
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	23,584	23,379
Archer-Daniels-Midland Co.	4.479%	3/1/21	3,354	3,560
AstraZeneca plc	2.375%	11/16/20	9,832	9,810
AstraZeneca plc	2.375%	6/12/22	9,075	8,909
5 BAT Capital Corp.	2.297%	8/14/20	19,900	19,784
5 BAT Capital Corp.	2.764%	8/15/22	15,600	15,512
Baxalta Inc.	2.875%	6/23/20	2,705	2,720
Baxalta Inc.	3.600%	6/23/22	3,604	3,683
Baxter International Inc.	1.700%	8/15/21	3,300	3,200
Becton Dickinson & Co.	2.133%	6/6/19	6,100	6,087
Becton Dickinson & Co.	2.675%	12/15/19	9,286	9,327
Becton Dickinson & Co.	2.404%	6/5/20	8,000	7,954
Becton Dickinson & Co.	3.250%	11/12/20	4,723	4,807
Becton Dickinson & Co.	3.125%	11/8/21	7,390	7,430
Becton Dickinson & Co.	2.894%	6/6/22	12,967	12,897
Bio-Rad Laboratories Inc.	4.875%	12/15/20	3,075	3,253
Biogen Inc.	2.900%	9/15/20	16,434	16,665
Biogen Inc.	3.625%	9/15/22	2,703	2,795
Boston Scientific Corp.	6.000%	1/15/20	4,550	4,852
Boston Scientific Corp.	2.850%	5/15/20	5,000	5,032
Boston Scientific Corp.	3.375%	5/15/22	3,325	3,372
Bristol-Myers Squibb Co.	1.600%	2/27/19	3,250	3,235
Bristol-Myers Squibb Co.	1.750%	3/1/19	1,615	1,609
Bristol-Myers Squibb Co.	2.000%	8/1/22	9,585	9,373
Bunge Ltd. Finance Corp.	8.500%	6/15/19	5,340	5,781
Bunge Ltd. Finance Corp.	3.500%	11/24/20	3,040	3,098
Bunge Ltd. Finance Corp.	3.000%	9/25/22	10,600	10,473
Campbell Soup Co.	4.250%	4/15/21	2	2
Cardinal Health Inc.	1.948%	6/14/19	6,250	6,212
Cardinal Health Inc.	2.400%	11/15/19	75	75
Cardinal Health Inc.	4.625%	12/15/20	3,725	3,915
Cardinal Health Inc.	2.616%	6/15/22	11,830	11,645
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	2,000	1,981
Celgene Corp.	2.250%	5/15/19	5,100	5,089
Celgene Corp.	2.875%	8/15/20	9,258	9,343
Celgene Corp.	3.950%	10/15/20	9,419	9,763
Celgene Corp.	3.250%	8/15/22	3,037	3,082
Celgene Corp.	3.550%	8/15/22	7,172	7,364
Church & Dwight Co. Inc.	2.450%	12/15/19	2,050	2,046
Church & Dwight Co. Inc.	2.450%	8/1/22	1,700	1,679
Clorox Co.	3.800%	11/15/21	4	4
Clorox Co.	3.050%	9/15/22	4,425	4,494
Coca-Cola Co.	1.375%	5/30/19	5,330	5,285
Coca-Cola Co.	1.875%	10/27/20	6,225	6,184
Coca-Cola Co.	2.450%	11/1/20	8,095	8,148
Coca-Cola Co.	3.150%	11/15/20	4,285	4,399
Coca-Cola Co.	1.550%	9/1/21	6,940	6,771
Coca-Cola Co.	3.300%	9/1/21	13,166	13,581
Coca-Cola Co.	2.200%	5/25/22	3,650	3,610
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,750	4,876
Coca-Cola Enterprises Inc.	4.500%	9/1/21	1,225	1,293
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	275	287
Colgate-Palmolive Co.	1.750%	3/15/19	4,475	4,459
Colgate-Palmolive Co.	2.450%	11/15/21	2,665	2,672
Colgate-Palmolive Co.	2.300%	5/3/22	2,098	2,083
Colgate-Palmolive Co.	2.250%	11/15/22	3,850	3,812
Constellation Brands Inc.	2.000%	11/7/19	3,925	3,901
Constellation Brands Inc.	3.875%	11/15/19	7,000	7,191
Constellation Brands Inc.	2.250%	11/6/20	6,000	5,945
Constellation Brands Inc.	3.750%	5/1/21	5,170	5,346
Constellation Brands Inc.	6.000%	5/1/22	6,925	7,776
Constellation Brands Inc.	2.700%	5/9/22	6,540	6,504
Covidien International Finance SA	4.200%	6/15/20	4,475	4,671

24

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Covidien International Finance SA	3.200%	6/15/22	8,204	8,342
CR Bard Inc.	4.400%	1/15/21	2,295	2,391
Danaher Corp.	2.400%	9/15/20	3,775	3,782
Diageo Capital plc	4.828%	7/15/20	85	90
Diageo Investment Corp.	2.875%	5/11/22	11,296	11,425
Dignity Health California GO	2.637%	11/1/19	1,950	1,948
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	1,550	1,554
Eli Lilly & Co.	1.950%	3/15/19	5,395	5,396
Eli Lilly & Co.	2.350%	5/15/22	2,325	2,315
Estee Lauder Cos. Inc.	1.800%	2/7/20	7,235	7,182
Estee Lauder Cos. Inc.	1.700%	5/10/21	5,575	5,451
Express Scripts Holding Co.	2.250%	6/15/19	7,529	7,518
Express Scripts Holding Co.	2.600%	11/30/20	8,710	8,698
Express Scripts Holding Co.	3.300%	2/25/21	9,825	9,976
Express Scripts Holding Co.	4.750%	11/15/21	12,566	13,403
Express Scripts Holding Co.	3.900%	2/15/22	9,470	9,807
Express Scripts Holding Co.	3.050%	11/30/22	9,400	9,398
Flowers Foods Inc.	4.375%	4/1/22	2,975	3,151
General Mills Inc.	5.650%	2/15/19	8,993	9,332
General Mills Inc.	2.200%	10/21/19	3,525	3,525
General Mills Inc.	3.150%	12/15/21	7,153	7,288
General Mills Inc.	2.600%	10/12/22	4,000	3,971
Gilead Sciences Inc.	2.050%	4/1/19	13,725	13,726
Gilead Sciences Inc.	1.850%	9/20/19	6,000	5,975
Gilead Sciences Inc.	2.350%	2/1/20	1,450	1,456
Gilead Sciences Inc.	2.550%	9/1/20	22,898	23,098
Gilead Sciences Inc.	4.500%	4/1/21	6,760	7,175
Gilead Sciences Inc.	4.400%	12/1/21	12,283	13,084
Gilead Sciences Inc.	1.950%	3/1/22	2,000	1,953
Gilead Sciences Inc.	3.250%	9/1/22	5,713	5,859
GlaxoSmithKline Capital plc	2.850%	5/8/22	6,502	6,580
Hasbro Inc.	3.150%	5/15/21	2,040	2,053
Hershey Co.	4.125%	12/1/20	1,450	1,519
Hillshire Brands Co.	4.100%	9/15/20	673	698
Ingredion Inc.	4.625%	11/1/20	2,100	2,208
JM Smucker Co.	2.200%	12/6/19	1,500	1,498
JM Smucker Co.	2.500%	3/15/20	10,203	10,218
JM Smucker Co.	3.500%	10/15/21	100	103
JM Smucker Co.	3.000%	3/15/22	3,000	3,016
Johnson & Johnson	1.125%	3/1/19	4,890	4,843
Johnson & Johnson	1.875%	12/5/19	5,975	5,947
Johnson & Johnson	2.950%	9/1/20	2,860	2,921
Johnson & Johnson	1.950%	11/10/20	1,550	1,544
Johnson & Johnson	1.650%	3/1/21	8,433	8,304
Johnson & Johnson	3.550%	5/15/21	3,500	3,642
Johnson & Johnson	2.450%	12/5/21	995	1,004
Johnson & Johnson	2.250%	3/3/22	12,655	12,612
Kaiser Foundation Hospitals	3.500%	4/1/22	1,830	1,883
Kellogg Co.	4.150%	11/15/19	1,200	1,239
Kellogg Co.	4.000%	12/15/20	5,163	5,391
Kimberly-Clark Corp.	1.400%	2/15/19	4,515	4,477
Kimberly-Clark Corp.	1.900%	5/22/19	4,195	4,180
Kimberly-Clark Corp.	2.400%	3/1/22	825	819
Koninklijke Philips NV	3.750%	3/15/22	7,675	7,982
Kraft Foods Group Inc.	5.375%	2/10/20	5,700	6,036
Kraft Foods Group Inc.	3.500%	6/6/22	7,116	7,282
Kraft Heinz Foods Co.	2.800%	7/2/20	15,135	15,215
Kraft Heinz Foods Co.	3.500%	7/15/22	7,735	7,909
Laboratory Corp. of America Holdings	2.625%	2/1/20	900	903
Laboratory Corp. of America Holdings	3.200%	2/1/22	1,124	1,146
Laboratory Corp. of America Holdings	3.750%	8/23/22	4,315	4,478
Life Technologies Corp.	6.000%	3/1/20	5,300	5,660
Life Technologies Corp.	5.000%	1/15/21	225	238
McCormick & Co. Inc.	3.900%	7/15/21	265	274

25

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McCormick & Co. Inc.	2.700%	8/15/22	3,000	2,994
McKesson Corp.	7.500%	2/15/19	1,989	2,101
McKesson Corp.	2.284%	3/15/19	10,796	10,798
McKesson Corp.	4.750%	3/1/21	3,582	3,796
Mead Johnson Nutrition Co.	4.900%	11/1/19	1,825	1,910
Mead Johnson Nutrition Co.	3.000%	11/15/20	7,688	7,802
Medco Health Solutions Inc.	4.125%	9/15/20	5,051	5,236
Medtronic Global Holdings SCA	1.700%	3/28/19	1,200	1,195
Medtronic Inc.	5.600%	3/15/19	4,001	4,167
Medtronic Inc.	2.500%	3/15/20	33,991	34,173
Medtronic Inc.	4.450%	3/15/20	1,075	1,120
Medtronic Inc.	4.125%	3/15/21	2,500	2,620
Medtronic Inc.	3.125%	3/15/22	765	782
Medtronic Inc.	3.150%	3/15/22	20,333	20,828
Merck & Co. Inc.	1.850%	2/10/20	6,045	6,010
Merck & Co. Inc.	3.875%	1/15/21	9,550	9,970
Merck & Co. Inc.	2.350%	2/10/22	7,176	7,161
Merck & Co. Inc.	2.400%	9/15/22	9,967	9,930
Merck Sharp & Dohme Corp.	5.000%	6/30/19	6,565	6,846
Molson Coors Brewing Co.	1.900%	3/15/19	6,325	6,297
Molson Coors Brewing Co.	1.450%	7/15/19	3,455	3,404
Molson Coors Brewing Co.	2.250%	3/15/20	6,445	6,413
Molson Coors Brewing Co.	2.100%	7/15/21	8,225	8,053
Molson Coors Brewing Co.	3.500%	5/1/22	2,925	2,984
Mylan Inc.	2.550%	3/28/19	12,988	12,975
Mylan NV	2.500%	6/7/19	5,176	5,118
Mylan NV	3.750%	12/15/20	1,247	1,271
Mylan NV	3.150%	6/15/21	13,909	13,966
Newell Brands Inc.	2.875%	12/1/19	5,850	5,903
Newell Brands Inc.	3.150%	4/1/21	12,555	12,696
Novartis Capital Corp.	1.800%	2/14/20	14,000	13,865
Novartis Capital Corp.	4.400%	4/24/20	7,135	7,485
Novartis Capital Corp.	2.400%	5/17/22	9,725	9,683
Novartis Capital Corp.	2.400%	9/21/22	11,027	10,951
Novartis Securities Investment Ltd.	5.125%	2/10/19	11,052	11,407
PepsiCo Inc.	2.250%	1/7/19	4,728	4,741
PepsiCo Inc.	1.500%	2/22/19	425	423
PepsiCo Inc.	1.550%	5/2/19	8,000	7,953
PepsiCo Inc.	1.350%	10/4/19	3,775	3,728
PepsiCo Inc.	4.500%	1/15/20	1,100	1,151
PepsiCo Inc.	1.850%	4/30/20	9,287	9,197
PepsiCo Inc.	2.150%	10/14/20	19,235	19,194
PepsiCo Inc.	3.125%	11/1/20	4,450	4,557
PepsiCo Inc.	2.000%	4/15/21	9,000	8,919
PepsiCo Inc.	3.000%	8/25/21	5,000	5,101
PepsiCo Inc.	1.700%	10/6/21	10,822	10,542
PepsiCo Inc.	2.750%	3/5/22	5,702	5,771
PepsiCo Inc.	2.250%	5/2/22	5,659	5,598
PepsiCo Inc.	3.100%	7/17/22	2,900	2,962
PerkinElmer Inc.	5.000%	11/15/21	3,000	3,229
Perrigo Finance Unlimited Co.	3.500%	3/15/21	2,603	2,640
Perrigo Finance Unlimited Co.	3.500%	12/15/21	1,169	1,189
Pfizer Inc.	2.100%	5/15/19	13,200	13,221
Pfizer Inc.	1.450%	6/3/19	8,150	8,092
Pfizer Inc.	1.700%	12/15/19	13,590	13,527
Pfizer Inc.	5.200%	8/12/20	1,570	1,686
Pfizer Inc.	1.950%	6/3/21	955	945
Pfizer Inc.	2.200%	12/15/21	11,144	11,088
Philip Morris International Inc.	1.875%	1/15/19	13,013	12,984
Philip Morris International Inc.	1.625%	2/21/19	1,535	1,526
Philip Morris International Inc.	1.375%	2/25/19	2,710	2,687
Philip Morris International Inc.	2.000%	2/21/20	7,380	7,328
Philip Morris International Inc.	4.500%	3/26/20	4,161	4,354
Philip Morris International Inc.	1.875%	2/25/21	9,411	9,241

26

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	4.125%	5/17/21	1,920	2,017
Philip Morris International Inc.	2.900%	11/15/21	5,644	5,699
Philip Morris International Inc.	2.625%	2/18/22	4,280	4,285
Philip Morris International Inc.	2.375%	8/17/22	5,000	4,924
Philip Morris International Inc.	2.500%	8/22/22	5,112	5,060
Philip Morris International Inc.	2.500%	11/2/22	8,495	8,398
3 Procter & Gamble - Esop	9.360%	1/1/21	3,655	4,050
Procter & Gamble Co.	1.750%	10/25/19	9,975	9,946
Procter & Gamble Co.	1.900%	11/1/19	4,880	4,869
Procter & Gamble Co.	1.900%	10/23/20	6,775	6,733
Procter & Gamble Co.	1.850%	2/2/21	2,175	2,146
Procter & Gamble Co.	1.700%	11/3/21	8,035	7,846
Procter & Gamble Co.	2.300%	2/6/22	6,157	6,130
Quest Diagnostics Inc.	2.700%	4/1/19	8,415	8,459
Quest Diagnostics Inc.	2.500%	3/30/20	2,990	2,984
Quest Diagnostics Inc.	4.700%	4/1/21	349	369
Reynolds American Inc.	8.125%	6/23/19	2,475	2,677
Reynolds American Inc.	6.875%	5/1/20	1,925	2,111
Reynolds American Inc.	3.250%	6/12/20	14,383	14,606
Reynolds American Inc.	4.000%	6/12/22	3,862	4,035
Sanofi	4.000%	3/29/21	14,639	15,404
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	28,775	28,524
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	28,339	27,848
Stryker Corp.	2.000%	3/8/19	6,115	6,101
Stryker Corp.	4.375%	1/15/20	3,985	4,145
Stryker Corp.	2.625%	3/15/21	9,455	9,478
Sysco Corp.	1.900%	4/1/19	4,540	4,528
Sysco Corp.	2.600%	10/1/20	700	703
Sysco Corp.	2.500%	7/15/21	2,975	2,965
Sysco Corp.	2.600%	6/12/22	4,950	4,914
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,437	5,172
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	5,000	4,454
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	981	933
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	5,115	4,938
Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	20,630	20,021
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	24,250	22,218
The Kroger Co.	2.000%	1/15/19	2,350	2,345
The Kroger Co.	2.300%	1/15/19	7,247	7,245
The Kroger Co.	1.500%	9/30/19	4,285	4,223
The Kroger Co.	6.150%	1/15/20	6,199	6,650
The Kroger Co.	3.300%	1/15/21	7,950	8,108
The Kroger Co.	2.600%	2/1/21	2,370	2,363
The Kroger Co.	2.950%	11/1/21	300	303
The Kroger Co.	3.400%	4/15/22	750	768
The Kroger Co.	2.800%	8/1/22	3,975	3,949
Thermo Fisher Scientific Inc.	2.150%	12/14/18	4,048	4,052
Thermo Fisher Scientific Inc.	2.400%	2/1/19	2,658	2,658
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,375	1,442
Thermo Fisher Scientific Inc.	4.500%	3/1/21	6,830	7,216
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,900	8,120
Thermo Fisher Scientific Inc.	3.300%	2/15/22	2,001	2,039
Tupperware Brands Corp.	4.750%	6/1/21	4,378	4,589
Tyson Foods Inc.	2.650%	8/15/19	7,134	7,172
Tyson Foods Inc.	2.250%	8/23/21	6,865	6,774
Tyson Foods Inc.	4.500%	6/15/22	5,154	5,501
Unilever Capital Corp.	4.800%	2/15/19	4,813	4,953
Unilever Capital Corp.	2.200%	3/6/19	5,500	5,507
Unilever Capital Corp.	1.800%	5/5/20	935	927
Unilever Capital Corp.	2.100%	7/30/20	1,200	1,196
Unilever Capital Corp.	4.250%	2/10/21	6,112	6,442
Unilever Capital Corp.	1.375%	7/28/21	6,520	6,287
Unilever Capital Corp.	2.200%	5/5/22	6,000	5,937
Whirlpool Corp.	2.400%	3/1/19	3,845	3,854
Whirlpool Corp.	4.850%	6/15/21	2,190	2,340

27

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Whirlpool Corp.	4.700%	6/1/22	2,148	2,306
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,275	1,323
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	13,357	13,377
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	4,477	4,441
Zoetis Inc.	3.450%	11/13/20	3,225	3,298
Energy (2.0%)
Anadarko Petroleum Corp.	8.700%	3/15/19	4,745	5,084
Anadarko Petroleum Corp.	6.950%	6/15/19	4,123	4,377
Anadarko Petroleum Corp.	4.850%	3/15/21	9,515	10,049
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	1,250	1,297
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	2,675	2,662
Apache Corp.	3.625%	2/1/21	4,000	4,092
Apache Corp.	3.250%	4/15/22	10,428	10,505
Baker Hughes a GE Co. LLC	3.200%	8/15/21	5,070	5,163
5 Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	2.773%	12/15/22	7,500	7,489
Boardwalk Pipelines LP	5.750%	9/15/19	4,000	4,171
BP Capital Markets plc	4.750%	3/10/19	6,300	6,495
BP Capital Markets plc	1.676%	5/3/19	782	778
BP Capital Markets plc	2.237%	5/10/19	19,252	19,281
BP Capital Markets plc	1.768%	9/19/19	4,800	4,765
BP Capital Markets plc	2.521%	1/15/20	2,900	2,919
BP Capital Markets plc	2.315%	2/13/20	14,649	14,690
BP Capital Markets plc	4.500%	10/1/20	9,063	9,575
BP Capital Markets plc	4.742%	3/11/21	10,400	11,132
BP Capital Markets plc	2.112%	9/16/21	10,175	10,041
BP Capital Markets plc	3.062%	3/17/22	13,785	14,067
BP Capital Markets plc	3.245%	5/6/22	12,846	13,192
BP Capital Markets plc	2.520%	9/19/22	3,000	2,987
BP Capital Markets plc	2.500%	11/6/22	15,384	15,283
Buckeye Partners LP	2.650%	11/15/18	1,125	1,127
Buckeye Partners LP	4.875%	2/1/21	1,410	1,478
Canadian Natural Resources Ltd.	3.450%	11/15/21	110	113
Cenovus Energy Inc.	5.700%	10/15/19	13,220	13,898
Cenovus Energy Inc.	3.000%	8/15/22	2,004	1,986
Chevron Corp.	1.686%	2/28/19	4,220	4,206
Chevron Corp.	4.950%	3/3/19	3,433	3,545
Chevron Corp.	1.561%	5/16/19	5,873	5,836
Chevron Corp.	2.193%	11/15/19	17,468	17,500
Chevron Corp.	1.961%	3/3/20	10,107	10,067
Chevron Corp.	1.991%	3/3/20	6,500	6,458
Chevron Corp.	2.427%	6/24/20	12,974	13,045
Chevron Corp.	2.419%	11/17/20	11,165	11,214
Chevron Corp.	2.100%	5/16/21	11,837	11,743
Chevron Corp.	2.411%	3/3/22	1,000	997
Chevron Corp.	2.498%	3/3/22	5,775	5,780
Chevron Corp.	2.355%	12/5/22	8,925	8,855
Columbia Pipeline Group Inc.	3.300%	6/1/20	1,000	1,012
ConocoPhillips Co.	2.200%	5/15/20	5,298	5,279
ConocoPhillips Co.	4.200%	3/15/21	16,229	16,982
ConocoPhillips Co.	2.875%	11/15/21	875	882
ConocoPhillips Co.	2.400%	12/15/22	900	888
Devon Energy Corp.	4.000%	7/15/21	575	599
Devon Energy Corp.	3.250%	5/15/22	11,214	11,408
Dominion Energy Gas Holdings LLC	2.500%	12/15/19	8,455	8,450
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	7,995	8,054
Enable Midstream Partners LP	2.400%	5/15/19	3,089	3,072
Enbridge Energy Partners LP	9.875%	3/1/19	6,075	6,551
Enbridge Energy Partners LP	4.375%	10/15/20	4,895	5,107
Enbridge Energy Partners LP	4.200%	9/15/21	1,125	1,169
Enbridge Inc.	2.900%	7/15/22	4,350	4,314
Encana Corp.	6.500%	5/15/19	3,925	4,122
Encana Corp.	3.900%	11/15/21	1,925	1,979

28

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer LP	9.000%	4/15/19	7,743	8,354
Energy Transfer LP	4.150%	10/1/20	9,407	9,705
Energy Transfer LP	4.650%	6/1/21	2,825	2,961
Energy Transfer LP	5.200%	2/1/22	6,925	7,381
EnLink Midstream Partners LP	2.700%	4/1/19	2,135	2,133
Enterprise Products Operating LLC	6.500%	1/31/19	7,075	7,386
Enterprise Products Operating LLC	2.550%	10/15/19	4,225	4,238
Enterprise Products Operating LLC	5.250%	1/31/20	3,500	3,684
Enterprise Products Operating LLC	5.200%	9/1/20	3,015	3,212
Enterprise Products Operating LLC	2.850%	4/15/21	10,000	10,084
Enterprise Products Operating LLC	4.050%	2/15/22	2,468	2,588
3 Enterprise Products Operating LLC	4.875%	8/16/77	1,500	1,493
EOG Resources Inc.	5.625%	6/1/19	4,530	4,735
EOG Resources Inc.	2.450%	4/1/20	3,200	3,206
EOG Resources Inc.	4.100%	2/1/21	9,990	10,423
EQT Corp.	8.125%	6/1/19	6,830	7,359
EQT Corp.	2.500%	10/1/20	2,400	2,381
EQT Corp.	4.875%	11/15/21	975	1,040
EQT Corp.	3.000%	10/1/22	1,500	1,480
Exxon Mobil Corp.	1.708%	3/1/19	696	694
Exxon Mobil Corp.	1.819%	3/15/19	3,690	3,680
Exxon Mobil Corp.	1.912%	3/6/20	26,526	26,403
Exxon Mobil Corp.	2.222%	3/1/21	28,242	28,189
Exxon Mobil Corp.	2.397%	3/6/22	4,204	4,203
Halliburton Co.	3.250%	11/15/21	2,806	2,858
Hess Corp.	8.125%	2/15/19	1,100	1,165
Husky Energy Inc.	7.250%	12/15/19	1,438	1,560
Husky Energy Inc.	3.950%	4/15/22	625	647
Kinder Morgan Energy Partners LP	2.650%	2/1/19	17,577	17,584
Kinder Morgan Energy Partners LP	9.000%	2/1/19	270	288
Kinder Morgan Energy Partners LP	6.850%	2/15/20	3,850	4,173
Kinder Morgan Energy Partners LP	6.500%	4/1/20	15,115	16,292
Kinder Morgan Energy Partners LP	5.300%	9/15/20	200	213
Kinder Morgan Energy Partners LP	3.500%	3/1/21	7,960	8,112
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,300	2,493
Kinder Morgan Energy Partners LP	5.000%	10/1/21	5,250	5,593
Kinder Morgan Energy Partners LP	3.950%	9/1/22	475	488
Kinder Morgan Inc.	3.050%	12/1/19	5,719	5,744
Kinder Morgan Inc.	6.500%	9/15/20	2,225	2,435
Magellan Midstream Partners LP	6.550%	7/15/19	960	1,017
Magellan Midstream Partners LP	4.250%	2/1/21	3	3
Marathon Oil Corp.	2.700%	6/1/20	7,933	7,928
Marathon Petroleum Corp.	3.400%	12/15/20	5,050	5,160
Marathon Petroleum Corp.	5.125%	3/1/21	10,654	11,406
Nabors Industries Inc.	6.150%	2/15/18	4,951	4,967
Nabors Industries Inc.	9.250%	1/15/19	925	979
National Fuel Gas Co.	4.900%	12/1/21	2,125	2,230
National Oilwell Varco Inc.	2.600%	12/1/22	15,368	15,010
Noble Energy Inc.	5.625%	5/1/21	950	972
Noble Energy Inc.	4.150%	12/15/21	4,640	4,841
Occidental Petroleum Corp.	4.100%	2/1/21	11,453	11,959
Occidental Petroleum Corp.	3.125%	2/15/22	7,215	7,386
Occidental Petroleum Corp.	2.600%	4/15/22	3,678	3,677
ONEOK Inc.	4.250%	2/1/22	9,700	10,088
ONEOK Partners LP	8.625%	3/1/19	2,990	3,193
ONEOK Partners LP	3.800%	3/15/20	250	255
ONEOK Partners LP	3.375%	10/1/22	3,750	3,778
Phillips 66	4.300%	4/1/22	14,940	15,778
Phillips 66 Partners LP	2.646%	2/15/20	1,600	1,597
Pioneer Natural Resources Co.	7.500%	1/15/20	4,000	4,387
Pioneer Natural Resources Co.	3.450%	1/15/21	3,885	3,976
Pioneer Natural Resources Co.	3.950%	7/15/22	3,450	3,592
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	4,530	4,498
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	7,110	7,486

29

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	4,975	5,215
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	775	778
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	4,543	4,844
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	9,219	10,037
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	3,772	4,017
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	2,150	2,163
Sabine Pass Liquefaction LLC	5.625%	2/1/21	25,135	26,863
Sabine Pass Liquefaction LLC	6.250%	3/15/22	8,740	9,690
Shell International Finance BV	1.375%	5/10/19	12,250	12,132
Shell International Finance BV	1.375%	9/12/19	14,700	14,520
Shell International Finance BV	4.300%	9/22/19	15,250	15,807
Shell International Finance BV	2.125%	5/11/20	26,297	26,240
Shell International Finance BV	2.250%	11/10/20	9,708	9,700
Shell International Finance BV	1.875%	5/10/21	8,950	8,808
Shell International Finance BV	1.750%	9/12/21	10,450	10,194
Shell International Finance BV	2.375%	8/21/22	12,609	12,489
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	8,800	9,149
Total Capital International SA	2.125%	1/10/19	9,075	9,080
Total Capital International SA	2.100%	6/19/19	9,850	9,852
Total Capital International SA	2.750%	6/19/21	1,975	1,998
Total Capital International SA	2.875%	2/17/22	7,085	7,169
Total Capital SA	4.450%	6/24/20	14,500	15,266
Total Capital SA	4.125%	1/28/21	2,975	3,132
Total Capital SA	4.250%	12/15/21	7,135	7,600
TransCanada PipeLines Ltd.	3.125%	1/15/19	6,285	6,346
TransCanada PipeLines Ltd.	7.125%	1/15/19	3,031	3,183
TransCanada PipeLines Ltd.	2.125%	11/15/19	5,175	5,159
TransCanada PipeLines Ltd.	3.800%	10/1/20	960	995
Valero Energy Corp.	9.375%	3/15/19	3,950	4,277
Valero Energy Corp.	6.125%	2/1/20	2,428	2,605
Western Gas Partners LP	5.375%	6/1/21	4,800	5,066
Western Gas Partners LP	4.000%	7/1/22	7,000	7,125
Williams Partners LP	5.250%	3/15/20	20,210	21,356
Williams Partners LP	4.125%	11/15/20	2,596	2,689
Williams Partners LP	4.000%	11/15/21	7,406	7,659
Williams Partners LP	3.600%	3/15/22	3,375	3,435
Williams Partners LP	3.350%	8/15/22	6,040	6,093
Other Industrial (0.0%)
Cintas Corp. No 2	2.900%	4/1/22	1,750	1,761
Yale University Connecticut GO	2.086%	4/15/19	3,550	3,554
Technology (2.5%)
Adobe Systems Inc.	4.750%	2/1/20	6,475	6,815
Alphabet Inc.	3.625%	5/19/21	3,722	3,893
Amphenol Corp.	2.550%	1/30/19	8,435	8,447
Amphenol Corp.	2.200%	4/1/20	5,490	5,459
Analog Devices Inc.	2.500%	12/5/21	3,060	3,035
Apple Inc.	1.550%	2/8/19	5,400	5,381
Apple Inc.	1.700%	2/22/19	5,355	5,341
Apple Inc.	2.100%	5/6/19	17,136	17,178
Apple Inc.	1.100%	8/2/19	8,395	8,310
Apple Inc.	1.500%	9/12/19	7,325	7,264
Apple Inc.	1.800%	11/13/19	4,510	4,492
Apple Inc.	1.550%	2/7/20	14,279	14,105
Apple Inc.	1.900%	2/7/20	8,037	7,999
Apple Inc.	2.000%	5/6/20	9,489	9,457
Apple Inc.	1.800%	5/11/20	7,520	7,446
Apple Inc.	2.000%	11/13/20	8,815	8,759
Apple Inc.	2.250%	2/23/21	23,289	23,257
Apple Inc.	2.850%	5/6/21	22,897	23,274
Apple Inc.	1.550%	8/4/21	13,455	13,058

30

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	2.150%	2/9/22	8,655	8,637
Apple Inc.	2.500%	2/9/22	15,159	15,174
Apple Inc.	2.300%	5/11/22	13,220	13,109
Apple Inc.	2.700%	5/13/22	8,760	8,830
Applied Materials Inc.	2.625%	10/1/20	6,522	6,590
Applied Materials Inc.	4.300%	6/15/21	3,700	3,926
Arrow Electronics Inc.	3.500%	4/1/22	2,500	2,531
Autodesk Inc.	3.125%	6/15/20	1,975	1,976
Avnet Inc.	5.875%	6/15/20	755	803
Avnet Inc.	3.750%	12/1/21	4,325	4,384
Avnet Inc.	4.875%	12/1/22	1,975	2,079
Baidu Inc.	2.750%	6/9/19	7,300	7,311
Baidu Inc.	3.000%	6/30/20	3,550	3,563
Baidu Inc.	2.875%	7/6/22	7,625	7,542
Baidu Inc.	3.500%	11/28/22	5,775	5,871
5 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	23,547	23,406
5 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	6,800	6,652
5 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	31,355	31,137
CA Inc.	5.375%	12/1/19	4,025	4,222
CA Inc.	3.600%	8/1/20	4,325	4,418
CA Inc.	3.600%	8/15/22	2,575	2,592
Cisco Systems Inc.	4.950%	2/15/19	14,612	15,090
Cisco Systems Inc.	1.600%	2/28/19	5,495	5,469
Cisco Systems Inc.	2.125%	3/1/19	19,005	19,044
Cisco Systems Inc.	1.400%	9/20/19	5,597	5,536
Cisco Systems Inc.	4.450%	1/15/20	17,269	18,048
Cisco Systems Inc.	2.450%	6/15/20	22,369	22,486
Cisco Systems Inc.	2.200%	2/28/21	10,075	10,028
Cisco Systems Inc.	2.900%	3/4/21	3,195	3,248
Cisco Systems Inc.	1.850%	9/20/21	16,172	15,872
Cisco Systems Inc.	3.000%	6/15/22	2,575	2,624
Corning Inc.	6.625%	5/15/19	5,090	5,378
Corning Inc.	4.250%	8/15/20	907	947
5 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	27,335	27,680
5 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	38,628	40,265
DXC Technology Co.	2.875%	3/27/20	4,100	4,116
Equifax Inc.	3.300%	12/15/22	3,955	3,947
Fidelity National Information Services Inc.	3.625%	10/15/20	7,370	7,566
Fidelity National Information Services Inc.	2.250%	8/15/21	13,170	12,960
Fiserv Inc.	2.700%	6/1/20	3,200	3,221
Fiserv Inc.	4.625%	10/1/20	3,023	3,192
Fiserv Inc.	3.500%	10/1/22	2,678	2,757
Flex Ltd.	4.625%	2/15/20	3,505	3,624
Hewlett Packard Enterprise Co.	3.600%	10/15/20	24,495	25,010
Hewlett Packard Enterprise Co.	4.400%	10/15/22	13,600	14,290
HP Inc.	3.750%	12/1/20	650	667
HP Inc.	4.375%	9/15/21	21,300	22,429
HP Inc.	4.650%	12/9/21	11,406	12,123
HP Inc.	4.050%	9/15/22	2,413	2,514
IBM Credit LLC	1.625%	9/6/19	5,000	4,967
IBM Credit LLC	1.800%	1/20/21	5,425	5,339
IBM Credit LLC	2.200%	9/8/22	4,500	4,412
Intel Corp.	1.850%	5/11/20	3,700	3,679
Intel Corp.	2.450%	7/29/20	4,450	4,480
Intel Corp.	1.700%	5/19/21	3,600	3,526
Intel Corp.	3.300%	10/1/21	11,331	11,725
Intel Corp.	2.350%	5/11/22	5,500	5,467
Intel Corp.	3.100%	7/29/22	8,850	9,080
Intel Corp.	2.700%	12/15/22	10,685	10,791
International Business Machines Corp.	1.950%	2/12/19	13,675	13,661
International Business Machines Corp.	1.875%	5/15/19	700	698
International Business Machines Corp.	1.800%	5/17/19	19,360	19,304
International Business Machines Corp.	8.375%	11/1/19	350	390
International Business Machines Corp.	1.900%	1/27/20	6,722	6,692

31

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Business Machines Corp.	1.625%	5/15/20	4,446	4,388
International Business Machines Corp.	2.250%	2/19/21	7,529	7,494
International Business Machines Corp.	2.900%	11/1/21	175	178
International Business Machines Corp.	2.500%	1/27/22	7,085	7,089
International Business Machines Corp.	1.875%	8/1/22	3,875	3,760
International Business Machines Corp.	2.875%	11/9/22	400	403
Jabil Inc.	5.625%	12/15/20	2,613	2,788
Juniper Networks Inc.	3.125%	2/26/19	2,890	2,909
Juniper Networks Inc.	3.300%	6/15/20	1,550	1,562
Juniper Networks Inc.	4.600%	3/15/21	1,625	1,703
Keysight Technologies Inc.	3.300%	10/30/19	3,200	3,234
KLA-Tencor Corp.	3.375%	11/1/19	1,675	1,702
KLA-Tencor Corp.	4.125%	11/1/21	3,171	3,309
Lam Research Corp.	2.750%	3/15/20	3,610	3,615
Lam Research Corp.	2.800%	6/15/21	5,785	5,816
Microsoft Corp.	4.200%	6/1/19	9,485	9,772
Microsoft Corp.	1.100%	8/8/19	19,800	19,530
Microsoft Corp.	1.850%	2/6/20	6,061	5,998
Microsoft Corp.	1.850%	2/12/20	16,717	16,638
Microsoft Corp.	3.000%	10/1/20	6,254	6,397
Microsoft Corp.	2.000%	11/3/20	22,840	22,734
Microsoft Corp.	4.000%	2/8/21	260	273
Microsoft Corp.	1.550%	8/8/21	23,985	23,355
Microsoft Corp.	2.400%	2/6/22	14,591	14,588
Microsoft Corp.	2.375%	2/12/22	14,220	14,365
Microsoft Corp.	2.650%	11/3/22	8,874	8,952
Microsoft Corp.	2.125%	11/15/22	5,500	5,412
Motorola Solutions Inc.	3.500%	9/1/21	1,000	1,017
Motorola Solutions Inc.	3.750%	5/15/22	6,757	6,859
NetApp Inc.	2.000%	9/27/19	5,200	5,157
NetApp Inc.	3.375%	6/15/21	1,975	2,012
NVIDIA Corp.	2.200%	9/16/21	8,345	8,261
Oracle Corp.	2.375%	1/15/19	11,926	11,977
Oracle Corp.	5.000%	7/8/19	15,175	15,843
Oracle Corp.	2.250%	10/8/19	15,276	15,338
Oracle Corp.	3.875%	7/15/20	7,375	7,691
Oracle Corp.	2.800%	7/8/21	2,990	3,041
Oracle Corp.	1.900%	9/15/21	36,804	36,201
Oracle Corp.	2.500%	5/15/22	16,610	16,620
Oracle Corp.	2.500%	10/15/22	22,050	22,025
Pitney Bowes Inc.	6.250%	3/15/19	2,049	2,114
Pitney Bowes Inc.	3.625%	10/1/21	3,820	3,554
Pitney Bowes Inc.	4.125%	5/15/22	2,800	2,581
QUALCOMM Inc.	1.850%	5/20/19	12,015	11,972
QUALCOMM Inc.	2.100%	5/20/20	12,975	12,912
QUALCOMM Inc.	2.250%	5/20/20	12,847	12,753
QUALCOMM Inc.	3.000%	5/20/22	14,676	14,691
5 Seagate HDD Cayman	4.250%	3/1/22	5,700	5,743
Tech Data Corp.	3.700%	2/15/22	3,985	3,989
Texas Instruments Inc.	1.650%	8/3/19	3,710	3,689
Texas Instruments Inc.	1.750%	5/1/20	800	793
Texas Instruments Inc.	2.750%	3/12/21	3,700	3,748
Texas Instruments Inc.	1.850%	5/15/22	3,660	3,572
Total System Services Inc.	3.800%	4/1/21	12,995	13,288
Tyco Electronics Group SA	2.350%	8/1/19	3,546	3,542
Tyco Electronics Group SA	4.875%	1/15/21	5,727	6,088
Verisk Analytics Inc.	5.800%	5/1/21	3,215	3,502
Verisk Analytics Inc.	4.125%	9/12/22	2,525	2,633
VMware Inc.	2.300%	8/21/20	11,075	10,980
VMware Inc.	2.950%	8/21/22	11,425	11,403
Xerox Corp.	2.750%	3/15/19	6,000	5,999
Xerox Corp.	5.625%	12/15/19	4,075	4,286
Xerox Corp.	2.800%	5/15/20	2,725	2,714
Xerox Corp.	2.750%	9/1/20	1,500	1,488

32

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xerox Corp.	4.500%	5/15/21	7,600	7,909
Xerox Corp.	4.070%	3/17/22	264	267
Xilinx Inc.	2.125%	3/15/19	3,775	3,767
Xilinx Inc.	3.000%	3/15/21	1,570	1,582
Transportation (0.3%)
Burlington Northern Santa Fe LLC	4.700%	10/1/19	2,328	2,422
Burlington Northern Santa Fe LLC	3.600%	9/1/20	1,175	1,210
Burlington Northern Santa Fe LLC	3.450%	9/15/21	5,150	5,303
Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,900	2,951
Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,599	4,668
Canadian National Railway Co.	5.550%	3/1/19	1,060	1,100
Canadian National Railway Co.	2.850%	12/15/21	2,710	2,742
Canadian Pacific Railway Co.	7.250%	5/15/19	6,780	7,222
Canadian Pacific Railway Co.	9.450%	8/1/21	2,700	3,285
3 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	1,815	1,974
3 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,190	2,360
3 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,420	1,481
CSX Corp.	3.700%	10/30/20	407	420
CSX Corp.	4.250%	6/1/21	3,325	3,494
3 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,402	2,719
3 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	1,362	1,473
3 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,005	1,029
3 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	757	787
Delta Air Lines Inc.	2.875%	3/13/20	6,830	6,864
Delta Air Lines Inc.	2.600%	12/4/20	2,000	1,994
Delta Air Lines Inc.	3.625%	3/15/22	9,000	9,133
FedEx Corp.	8.000%	1/15/19	2,212	2,339
FedEx Corp.	2.300%	2/1/20	3,160	3,158
FedEx Corp.	2.625%	8/1/22	2,505	2,502
JB Hunt Transport Services Inc.	2.400%	3/15/19	2,400	2,402
JB Hunt Transport Services Inc.	3.300%	8/15/22	251	254
Norfolk Southern Corp.	5.900%	6/15/19	2,625	2,754
Norfolk Southern Corp.	3.250%	12/1/21	5,183	5,285
Norfolk Southern Corp.	3.000%	4/1/22	6,467	6,538
3 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	892	961
Ryder System Inc.	2.350%	2/26/19	4,135	4,139
Ryder System Inc.	2.550%	6/1/19	1,400	1,404
Ryder System Inc.	2.450%	9/3/19	3,765	3,771
Ryder System Inc.	2.500%	5/11/20	3,800	3,797
Ryder System Inc.	2.875%	9/1/20	1,850	1,862
Ryder System Inc.	2.250%	9/1/21	1,660	1,629
Southwest Airlines Co.	2.750%	11/6/19	4,600	4,637
Southwest Airlines Co.	2.650%	11/5/20	1,670	1,677
Southwest Airlines Co.	2.750%	11/16/22	2,400	2,382
Union Pacific Corp.	2.250%	2/15/19	3,602	3,608
Union Pacific Corp.	1.800%	2/1/20	4,700	4,655
Union Pacific Corp.	2.250%	6/19/20	7,400	7,411
Union Pacific Corp.	4.000%	2/1/21	3,900	4,079
Union Pacific Corp.	4.163%	7/15/22	450	482
United Parcel Service Inc.	5.125%	4/1/19	14,611	15,126
United Parcel Service Inc.	3.125%	1/15/21	5,784	5,932
United Parcel Service Inc.	2.050%	4/1/21	6,710	6,665
United Parcel Service Inc.	2.350%	5/16/22	6,312	6,280
United Parcel Service Inc.	2.450%	10/1/22	6,810	6,784
				7,758,227
Utilities (1.2%)
Electric (1.1%)
Alabama Power Co.	2.450%	3/30/22	4,871	4,839
Ameren Corp.	2.700%	11/15/20	6,850	6,856
American Electric Power Co. Inc.	2.150%	11/13/20	3,040	3,026

33

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Electric Power Co. Inc.	2.950%	12/15/22	1,720	1,744
Appalachian Power Co.	4.600%	3/30/21	2,842	3,010
Arizona Public Service Co.	8.750%	3/1/19	3,010	3,225
Baltimore Gas & Electric Co.	3.500%	11/15/21	2,150	2,220
Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,180	5,189
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	2,240	2,194
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,131	1,110
CenterPoint Energy Inc.	2.500%	9/1/22	3,750	3,686
CMS Energy Corp.	8.750%	6/15/19	1,835	1,993
CMS Energy Corp.	6.250%	2/1/20	1,200	1,290
CMS Energy Corp.	5.050%	3/15/22	3,575	3,876
Commonwealth Edison Co.	2.150%	1/15/19	4,375	4,365
Commonwealth Edison Co.	4.000%	8/1/20	4,151	4,310
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,084
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	3,550	3,740
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	851	893
Consolidated Edison Inc.	2.000%	3/15/20	4,335	4,294
Consolidated Edison Inc.	2.000%	5/15/21	4,930	4,852
Constellation Energy Group Inc.	5.150%	12/1/20	3,265	3,476
Consumers Energy Co.	6.125%	3/15/19	2,850	2,978
Consumers Energy Co.	6.700%	9/15/19	400	428
Consumers Energy Co.	2.850%	5/15/22	1,250	1,262
Dominion Energy Inc.	1.875%	1/15/19	2,810	2,802
Dominion Energy Inc.	2.962%	7/1/19	7,200	7,257
Dominion Energy Inc.	1.600%	8/15/19	1,000	989
Dominion Energy Inc.	5.200%	8/15/19	1,650	1,721
Dominion Energy Inc.	2.500%	12/1/19	7,900	7,920
Dominion Energy Inc.	2.579%	7/1/20	4,500	4,498
Dominion Energy Inc.	4.450%	3/15/21	6,539	6,901
Dominion Energy Inc.	2.000%	8/15/21	300	293
Dominion Energy Inc.	2.750%	1/15/22	2,700	2,702
Dominion Energy Inc.	2.750%	9/15/22	5,073	5,019
DTE Electric Co.	3.450%	10/1/20	2,155	2,216
DTE Energy Co.	1.500%	10/1/19	4,330	4,262
DTE Energy Co.	2.400%	12/1/19	3,150	3,148
DTE Energy Co.	3.300%	6/15/22	2,060	2,093
Duke Energy Carolinas LLC	4.300%	6/15/20	3,300	3,455
Duke Energy Carolinas LLC	3.900%	6/15/21	2,600	2,717
Duke Energy Corp.	5.050%	9/15/19	3,343	3,486
Duke Energy Corp.	1.800%	9/1/21	5,155	5,002
Duke Energy Corp.	3.550%	9/15/21	4,950	5,094
Duke Energy Corp.	2.400%	8/15/22	2,700	2,651
Duke Energy Corp.	3.050%	8/15/22	5,696	5,756
3 Duke Energy Florida LLC	2.100%	12/15/19	2,275	2,270
Duke Energy Florida LLC	3.100%	8/15/21	2,000	2,036
Duke Energy Indiana LLC	3.750%	7/15/20	3,989	4,122
Duke Energy Ohio Inc.	5.450%	4/1/19	3,743	3,889
Duke Energy Progress LLC	5.300%	1/15/19	5,505	5,683
Duke Energy Progress Llc	3.000%	9/15/21	2,265	2,308
Duke Energy Progress Llc	2.800%	5/15/22	4,866	4,905
Edison International	2.125%	4/15/20	2,900	2,873
Edison International	2.400%	9/15/22	3,250	3,155
Emera US Finance LP	2.150%	6/15/19	4,365	4,341
Emera US Finance LP	2.700%	6/15/21	7,350	7,308
Entergy Arkansas Inc.	3.750%	2/15/21	2,500	2,588
Entergy Corp.	5.125%	9/15/20	3,175	3,355
Entergy Corp.	4.000%	7/15/22	4,705	4,914
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	500	519
Entergy Texas Inc.	7.125%	2/1/19	4,435	4,651
Eversource Energy	4.500%	11/15/19	2,425	2,514
Eversource Energy	2.750%	3/15/22	3,435	3,428
Exelon Corp.	2.850%	6/15/20	6,936	6,993
Exelon Corp.	2.450%	4/15/21	3,587	3,562
Exelon Corp.	3.497%	6/1/22	3,375	3,428

34

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exelon Generation Co. LLC	5.200%	10/1/19	5,175	5,402
Exelon Generation Co. LLC	2.950%	1/15/20	7,335	7,409
Exelon Generation Co. LLC	4.000%	10/1/20	4,437	4,572
Exelon Generation Co. LLC	3.400%	3/15/22	4,350	4,429
Exelon Generation Co. LLC	4.250%	6/15/22	4,085	4,285
FirstEnergy Corp.	2.850%	7/15/22	4,350	4,298
Fortis Inc.	2.100%	10/4/21	7,993	7,796
Georgia Power Co.	2.000%	3/30/20	2,400	2,384
Georgia Power Co.	2.000%	9/8/20	3,850	3,827
Georgia Power Co.	2.400%	4/1/21	6,200	6,182
Georgia Power Co.	2.850%	5/15/22	1,000	1,004
Great Plains Energy Inc.	4.850%	6/1/21	3,200	3,377
Indiana Michigan Power Co.	7.000%	3/15/19	3,546	3,739
5 ITC Holdings Corp.	2.700%	11/15/22	3,936	3,923
Jersey Central Power & Light Co.	7.350%	2/1/19	75	79
Kansas City Power & Light Co.	7.150%	4/1/19	4,200	4,436
LG&E & KU Energy LLC	3.750%	11/15/20	6,770	6,984
LG&E & KU Energy LLC	4.375%	10/1/21	25	26
Metropolitan Edison Co.	7.700%	1/15/19	2,423	2,548
MidAmerican Energy Co.	2.400%	3/15/19	2,000	2,007
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	6,975	6,982
National Rural Utilities Cooperative Finance Corp.	1.650%	2/8/19	1,415	1,409
National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	3,400	3,356
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	1,100	1,103
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	7,574	7,539
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	2,685	2,683
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,360	4,439
National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	4,400	4,382
Nevada Power Co.	7.125%	3/15/19	3,470	3,667
NextEra Energy Capital Holdings Inc.	2.300%	4/1/19	6,060	6,054
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	3,280	3,282
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	5,850	5,895
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,525	3,716
NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	3,730	3,727
Northern States Power Co.	2.200%	8/15/20	2,770	2,765
Ohio Power Co.	5.375%	10/1/21	575	633
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	4,635	4,621
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	1,025	1,079
Pacific Gas & Electric Co.	3.500%	10/1/20	7,010	7,189
Pacific Gas & Electric Co.	4.250%	5/15/21	2,940	3,087
Pacific Gas & Electric Co.	2.450%	8/15/22	1,825	1,782
PacifiCorp	5.500%	1/15/19	5,765	5,963
PacifiCorp	3.850%	6/15/21	2,710	2,826
PacifiCorp	2.950%	2/1/22	4,644	4,716
PECO Energy Co.	1.700%	9/15/21	2,145	2,084
Pennsylvania Electric Co.	5.200%	4/1/20	1,550	1,632
PG&E Corp.	2.400%	3/1/19	5,577	5,581
Pinnacle West Capital Corp.	2.250%	11/30/20	2,850	2,835
Portland General Electric Co.	6.100%	4/15/19	2,355	2,461
PPL Capital Funding Inc.	4.200%	6/15/22	25	26
PPL Capital Funding Inc.	3.500%	12/1/22	910	934
Progress Energy Inc.	7.050%	3/15/19	2,900	3,063
Progress Energy Inc.	4.875%	12/1/19	2,736	2,864
Progress Energy Inc.	4.400%	1/15/21	4,472	4,674
Progress Energy Inc.	3.150%	4/1/22	3,000	3,028
PSEG Power LLC	5.125%	4/15/20	3,037	3,200
PSEG Power LLC	3.000%	6/15/21	2,000	2,015
Public Service Co. of Colorado	5.125%	6/1/19	2,925	3,031
Public Service Co. of Colorado	3.200%	11/15/20	2,300	2,345
Public Service Co. of Oklahoma	5.150%	12/1/19	1,725	1,809
Public Service Electric & Gas Co.	1.900%	3/15/21	2,931	2,883
Public Service Enterprise Group Inc.	1.600%	11/15/19	4,300	4,233
Public Service Enterprise Group Inc.	2.650%	11/15/22	5,100	5,048
Puget Energy Inc.	6.500%	12/15/20	4,100	4,521

35

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puget Energy Inc.	6.000%	9/1/21	3,500	3,875
Puget Energy Inc.	5.625%	7/15/22	3,250	3,582
San Diego Gas & Electric Co.	3.000%	8/15/21	2,597	2,637
SCANA Corp.	4.750%	5/15/21	3,200	3,313
Southern California Edison Co.	3.875%	6/1/21	3,760	3,911
3 Southern California Edison Co.	1.845%	2/1/22	2,639	2,580
Southern California Edison Co.	2.400%	2/1/22	1,000	991
Southern Co.	1.850%	7/1/19	7,290	7,248
Southern Co.	2.150%	9/1/19	3,675	3,654
Southern Co.	2.750%	6/15/20	6,430	6,474
Southern Co.	2.350%	7/1/21	9,003	8,960
3 Southern Co.	5.500%	3/15/57	2,250	2,379
Southern Power Co.	1.950%	12/15/19	4,602	4,565
Southern Power Co.	2.375%	6/1/20	2,000	1,991
Southern Power Co.	2.500%	12/15/21	3,500	3,467
Southwestern Electric Power Co.	6.450%	1/15/19	3,062	3,186
Tampa Electric Co.	5.400%	5/15/21	1,900	2,055
TECO Finance Inc.	5.150%	3/15/20	4,325	4,549
TransAlta Corp.	4.500%	11/15/22	3,700	3,757
Union Electric Co.	6.700%	2/1/19	2,025	2,118
Virginia Electric & Power Co.	2.950%	1/15/22	5,445	5,523
WEC Energy Group Inc.	2.450%	6/15/20	2,618	2,617
Wisconsin Electric Power Co.	2.950%	9/15/21	1,075	1,088
Xcel Energy Inc.	4.700%	5/15/20	5,335	5,567
Xcel Energy Inc.	2.400%	3/15/21	8,050	7,992
Xcel Energy Inc.	2.600%	3/15/22	2,200	2,195
Natural Gas (0.1%)
Atmos Energy Corp.	8.500%	3/15/19	108	116
CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,209	3,354
NiSource Finance Corp.	6.800%	1/15/19	342	357
NiSource Finance Corp.	5.450%	9/15/20	1,100	1,176
NiSource Finance Corp.	2.650%	11/17/22	2,700	2,682
ONE Gas Inc.	2.070%	2/1/19	4,676	4,660
Sempra Energy	9.800%	2/15/19	3,661	3,952
Sempra Energy	1.625%	10/7/19	7,775	7,680
Sempra Energy	2.400%	3/15/20	3,318	3,319
Sempra Energy	2.850%	11/15/20	4,000	4,019
Sempra Energy	2.875%	10/1/22	4,004	3,976
Southern Co. Gas Capital Corp.	5.250%	8/15/19	225	235
Southern Co. Gas Capital Corp.	3.500%	9/15/21	2,127	2,170
				604,603
Total Corporate Bonds (Cost $14,152,932)				14,117,791
Sovereign Bonds (7.8%)
African Development Bank	1.125%	3/4/19	6,115	6,054
African Development Bank	1.000%	5/15/19	3,300	3,255
African Development Bank	1.375%	2/12/20	4,650	4,587
African Development Bank	1.875%	3/16/20	17,043	16,985
African Development Bank	1.250%	7/26/21	14,110	13,620
African Development Bank	2.375%	9/23/21	8,250	8,285
African Development Bank	2.125%	11/16/22	23,000	22,664
Agricultural Bank of China Ltd.	2.750%	5/21/20	2,100	2,093
Asian Development Bank	1.375%	1/15/19	18,875	18,769
Asian Development Bank	1.750%	3/21/19	13,450	13,417
Asian Development Bank	1.875%	4/12/19	7,975	7,965
Asian Development Bank	1.000%	8/16/19	9,340	9,190
Asian Development Bank	1.750%	1/10/20	16,250	16,153
Asian Development Bank	1.500%	1/22/20	13,195	13,052
Asian Development Bank	1.375%	3/23/20	11,500	11,330
Asian Development Bank	1.625%	5/5/20	31,795	31,481
Asian Development Bank	1.625%	8/26/20	13,220	13,039
Asian Development Bank	1.625%	3/16/21	22,600	22,208
Asian Development Bank	1.750%	6/8/21	22,575	22,212

36

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Asian Development Bank	2.125%	11/24/21	7,300	7,227
Asian Development Bank	2.000%	2/16/22	21,200	20,972
Asian Development Bank	1.875%	2/18/22	23,250	22,773
Asian Development Bank	1.875%	8/10/22	19,765	19,311
Asian Development Bank	1.750%	9/13/22	24,500	23,786
Canada	1.625%	2/27/19	22,690	22,639
Canada	2.000%	11/15/22	22,000	21,693
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	7,625	7,597
Corp. Andina de Fomento	2.000%	5/10/19	5,250	5,225
Corp. Andina de Fomento	8.125%	6/4/19	9,855	10,630
Corp. Andina de Fomento	2.200%	7/18/20	8,000	7,941
Corp. Andina de Fomento	4.375%	6/15/22	20,827	22,141
Council Of Europe Development Bank	1.000%	2/4/19	190	188
Council Of Europe Development Bank	1.500%	5/17/19	15,600	15,507
Council Of Europe Development Bank	1.750%	11/14/19	3,020	3,002
Council Of Europe Development Bank	1.625%	3/10/20	10,640	10,536
Council Of Europe Development Bank	1.625%	3/16/21	5,600	5,496
Ecopetrol SA	7.625%	7/23/19	10,880	11,670
European Bank for Reconstruction & Development	1.750%	6/14/19	8,745	8,715
European Bank for Reconstruction & Development	0.875%	7/22/19	17,800	17,433
European Bank for Reconstruction & Development	1.750%	11/26/19	8,500	8,449
European Bank for Reconstruction & Development	1.500%	3/16/20	7,650	7,558
European Bank for Reconstruction & Development	1.125%	8/24/20	80	78
European Bank for Reconstruction & Development	2.000%	2/1/21	23,142	22,999
European Bank for Reconstruction & Development	1.875%	7/15/21	14,300	14,168
European Bank for Reconstruction & Development	1.500%	11/2/21	9,750	9,473
European Bank for Reconstruction & Development	1.875%	2/23/22	8,775	8,637
European Investment Bank	1.875%	3/15/19	44,270	44,216
European Investment Bank	1.250%	5/15/19	17,920	17,745
European Investment Bank	1.750%	6/17/19	48,005	47,838
European Investment Bank	1.125%	8/15/19	54,500	53,768
European Investment Bank	1.250%	12/16/19	25,910	25,528
European Investment Bank	1.625%	3/16/20	15,900	15,747
European Investment Bank	1.750%	5/15/20	11,000	10,919
European Investment Bank	1.375%	6/15/20	25,270	24,829
European Investment Bank	1.625%	8/14/20	29,875	29,509
European Investment Bank	2.875%	9/15/20	4,500	4,585
European Investment Bank	1.625%	12/15/20	23,865	23,509
European Investment Bank	4.000%	2/16/21	13,770	14,513
European Investment Bank	2.000%	3/15/21	33,400	33,195
European Investment Bank	2.500%	4/15/21	26,925	27,129
European Investment Bank	1.625%	6/15/21	42,000	41,121
European Investment Bank	1.375%	9/15/21	17,125	16,575
European Investment Bank	2.125%	10/15/21	22,240	22,112
European Investment Bank	2.250%	3/15/22	25,700	25,613
European Investment Bank	2.375%	6/15/22	43,550	43,569
European Investment Bank	2.250%	8/15/22	26,545	26,424
European Investment Bank	2.000%	12/15/22	13,825	13,562
Export Development Canada	1.250%	2/4/19	7,550	7,496
5 Export Development Canada	1.500%	4/4/19	1,300	1,292
6 Export Development Canada	1.750%	8/19/19	6,800	6,777
Export Development Canada	1.000%	9/13/19	750	737
6 Export Development Canada	1.625%	12/3/19	12,450	12,362
Export Development Canada	1.625%	1/17/20	3,190	3,163
Export Development Canada	1.625%	6/1/20	3,000	2,937
Export Development Canada	2.000%	11/30/20	14,665	14,608
Export Development Canada	1.500%	5/26/21	18,800	18,363
Export Development Canada	1.375%	10/21/21	14,700	14,232
Export-Import Bank of Korea	1.750%	2/27/18	3,250	3,247
Export-Import Bank of Korea	1.750%	5/26/19	2,750	2,720
Export-Import Bank of Korea	2.375%	8/12/19	4,900	4,876
Export-Import Bank of Korea	1.500%	10/21/19	10,400	10,182
Export-Import Bank of Korea	2.250%	1/21/20	750	743
Export-Import Bank of Korea	2.125%	1/25/20	1,000	986

37

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Export-Import Bank of Korea	5.125%	6/29/20	7,400	7,798
Export-Import Bank of Korea	2.500%	11/1/20	700	692
Export-Import Bank of Korea	2.625%	12/30/20	6,250	6,189
Export-Import Bank of Korea	4.000%	1/29/21	12,484	12,861
Export-Import Bank of Korea	2.125%	2/11/21	5,300	5,169
Export-Import Bank of Korea	2.500%	5/10/21	4,000	3,941
Export-Import Bank of Korea	4.375%	9/15/21	9,800	10,267
Export-Import Bank of Korea	1.875%	10/21/21	8,000	7,672
Export-Import Bank of Korea	5.000%	4/11/22	7,050	7,589
Export-Import Bank of Korea	3.000%	11/1/22	6,500	6,470
FMS Wertmanagement AoeR	1.000%	8/16/19	22,000	21,646
7 FMS Wertmanagement AoeR	1.750%	1/24/20	15,000	14,909
FMS Wertmanagement AoeR	1.750%	3/17/20	8,500	8,439
FMS Wertmanagement AoeR	1.375%	6/8/21	1,800	1,748
FMS Wertmanagement AoeR	2.000%	8/1/22	14,935	14,713
Hydro-Quebec	9.400%	2/1/21	2,025	2,423
Hydro-Quebec	8.400%	1/15/22	4,825	5,829
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	6,500	6,550
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	5,000	4,939
Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	5,500	5,447
Inter-American Development Bank	1.000%	5/13/19	21,450	21,185
Inter-American Development Bank	1.125%	9/12/19	7,250	7,143
Inter-American Development Bank	3.875%	9/17/19	17,602	18,157
Inter-American Development Bank	1.750%	10/15/19	18,250	18,163
Inter-American Development Bank	3.875%	2/14/20	8,435	8,744
Inter-American Development Bank	1.625%	5/12/20	42,720	42,295
Inter-American Development Bank	1.875%	6/16/20	34,220	34,054
Inter-American Development Bank	2.125%	11/9/20	12,900	12,902
Inter-American Development Bank	1.875%	3/15/21	24,256	24,014
Inter-American Development Bank	2.125%	1/18/22	38,000	37,782
Inter-American Development Bank	1.750%	4/14/22	25,835	25,264
Inter-American Development Bank	1.750%	9/14/22	11,400	11,065
International Bank for Reconstruction & Development	1.875%	3/15/19	31,500	31,462
International Bank for Reconstruction & Development	1.375%	4/22/19	10,500	10,424
International Bank for Reconstruction & Development	1.250%	7/26/19	31,300	30,958
International Bank for Reconstruction & Development	0.875%	8/15/19	45,000	44,225
International Bank for Reconstruction & Development	1.200%	9/30/19	1,000	986
International Bank for Reconstruction & Development	1.875%	10/7/19	27,925	27,863
International Bank for Reconstruction & Development	1.125%	11/27/19	26,350	25,897
International Bank for Reconstruction & Development	1.375%	3/30/20	18,000	17,738
International Bank for Reconstruction & Development	1.875%	4/21/20	73,720	73,477
International Bank for Reconstruction & Development	1.125%	8/10/20	1,000	977
International Bank for Reconstruction & Development	1.625%	9/4/20	17,450	17,232
International Bank for Reconstruction & Development	2.125%	11/1/20	17,025	17,028
International Bank for Reconstruction & Development	1.625%	3/9/21	16,075	15,798
International Bank for Reconstruction & Development	1.375%	5/24/21	21,500	20,911
International Bank for Reconstruction & Development	2.250%	6/24/21	22,970	23,001
International Bank for Reconstruction & Development	1.375%	9/20/21	31,300	30,331
International Bank for Reconstruction & Development	2.125%	12/13/21	8,065	8,029
International Bank for Reconstruction & Development	2.000%	1/26/22	32,030	31,678
International Bank for Reconstruction & Development	1.625%	2/10/22	35,900	35,020
International Bank for Reconstruction & Development	1.875%	10/7/22	2,950	2,892
International Finance Corp.	1.750%	9/16/19	19,925	19,834
International Finance Corp.	1.750%	3/30/20	23,685	23,544
International Finance Corp.	1.625%	7/16/20	18,475	18,251
International Finance Corp.	1.125%	7/20/21	4,100	3,948
8 Japan Bank for International Cooperation	2.125%	2/7/19	8,050	8,041
8 Japan Bank for International Cooperation	1.750%	5/29/19	11,950	11,862
8 Japan Bank for International Cooperation	2.250%	2/24/20	9,000	8,978
8 Japan Bank for International Cooperation	1.750%	5/28/20	19,250	18,938
8 Japan Bank for International Cooperation	2.125%	6/1/20	12,000	11,926
8 Japan Bank for International Cooperation	2.125%	7/21/20	2,100	2,084
8 Japan Bank for International Cooperation	2.125%	11/16/20	26,440	26,226
8 Japan Bank for International Cooperation	1.875%	4/20/21	4,750	4,644

38

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 Japan Bank for International Cooperation	1.500%	7/21/21	15,700	15,152
8 Japan Bank for International Cooperation	2.000%	11/4/21	14,875	14,564
8 Japan Bank for International Cooperation	2.500%	6/1/22	10,825	10,774
8 Japan Bank for International Cooperation	2.375%	7/21/22	8,100	8,000
8 Japan Bank for International Cooperation	2.375%	11/16/22	6,260	6,180
8 Japan Finance Organization for Municipalities	4.000%	1/13/21	200	208
7 KFW	1.500%	2/6/19	37,075	36,894
7 KFW	1.875%	4/1/19	19,020	18,999
7 KFW	4.875%	6/17/19	25,885	26,957
7 KFW	1.000%	7/15/19	34,550	33,993
7 KFW	1.500%	9/9/19	28,200	27,957
7 KFW	1.250%	9/30/19	28,620	28,226
7 KFW	1.750%	10/15/19	12,250	12,190
7 KFW	4.000%	1/27/20	21,350	22,180
7 KFW	1.750%	3/31/20	8,850	8,784
7 KFW	1.500%	4/20/20	48,470	47,811
7 KFW	1.625%	5/29/20	33,125	32,758
7 KFW	1.875%	6/30/20	31,450	31,257
7 KFW	2.750%	9/8/20	25,475	25,891
7 KFW	2.750%	10/1/20	12,650	12,856
7 KFW	1.875%	11/30/20	1,625	1,611
7 KFW	1.875%	12/15/20	32,875	32,693
7 KFW	1.625%	3/15/21	23,650	23,214
7 KFW	1.500%	6/15/21	40,100	39,101
7 KFW	2.375%	8/25/21	18,000	18,069
7 KFW	1.750%	9/15/21	20,000	19,629
7 KFW	2.000%	11/30/21	48,000	47,474
7 KFW	2.625%	1/25/22	34,780	35,223
7 KFW	2.125%	3/7/22	38,225	37,952
7 KFW	2.000%	10/4/22	26,950	26,528
Korea Development Bank	3.000%	3/17/19	9,750	9,801
Korea Development Bank	2.500%	1/13/21	9,500	9,384
Korea Development Bank	4.625%	11/16/21	5,850	6,196
Korea Development Bank	2.625%	2/27/22	11,600	11,429
7 Landwirtschaftliche Rentenbank	1.750%	4/15/19	7,500	7,483
7 Landwirtschaftliche Rentenbank	1.375%	10/23/19	5,400	5,334
7 Landwirtschaftliche Rentenbank	2.250%	10/1/21	4,650	4,646
7 Landwirtschaftliche Rentenbank	2.000%	12/6/21	11,675	11,546
Nexen Energy ULC	6.200%	7/30/19	3,510	3,695
Nordic Investment Bank	1.875%	6/14/19	3,900	3,896
Nordic Investment Bank	1.500%	8/9/19	13,500	13,402
Nordic Investment Bank	1.500%	9/29/20	8,200	8,068
Nordic Investment Bank	1.625%	11/20/20	5,400	5,320
Nordic Investment Bank	1.250%	8/2/21	7,100	6,862
Nordic Investment Bank	2.125%	2/1/22	8,200	8,143
North American Development Bank	4.375%	2/11/20	675	703
North American Development Bank	2.400%	10/26/22	2,500	2,489
9 Oesterreichische Kontrollbank AG	1.625%	3/12/19	6,500	6,477
9 Oesterreichische Kontrollbank AG	1.125%	4/26/19	18,400	18,173
9 Oesterreichische Kontrollbank AG	1.750%	1/24/20	11,250	11,167
9 Oesterreichische Kontrollbank AG	1.375%	2/10/20	9,060	8,913
9 Oesterreichische Kontrollbank AG	1.500%	10/21/20	5,235	5,138
9 Oesterreichische Kontrollbank AG	1.875%	1/20/21	10,300	10,185
Petroleos Mexicanos	5.500%	2/4/19	16,800	17,337
Petroleos Mexicanos	8.000%	5/3/19	3,487	3,729
Petroleos Mexicanos	6.000%	3/5/20	6,500	6,912
Petroleos Mexicanos	3.500%	7/23/20	11,900	12,085
Petroleos Mexicanos	5.500%	1/21/21	15,960	17,011
Petroleos Mexicanos	6.375%	2/4/21	23,350	25,429
Petroleos Mexicanos	4.875%	1/24/22	13,575	14,158
5 Petroleos Mexicanos	5.375%	3/13/22	7,330	7,792
Province of Alberta	1.900%	12/6/19	22,175	22,044
Province of Alberta	2.200%	7/26/22	12,750	12,567
Province of British Columbia	2.650%	9/22/21	3,200	3,233

39

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of British Columbia	2.000%	10/23/22	500	490
Province of Manitoba	1.750%	5/30/19	5,725	5,692
Province of Manitoba	9.250%	4/1/20	1,500	1,712
Province of Manitoba	2.050%	11/30/20	9,700	9,619
Province of Manitoba	2.100%	9/6/22	475	465
Province of New Brunswick	2.500%	12/12/22	3,500	3,488
Province of Ontario	1.625%	1/18/19	34,640	34,520
Province of Ontario	2.000%	1/30/19	19,085	19,090
Province of Ontario	1.250%	6/17/19	13,250	13,089
Province of Ontario	1.650%	9/27/19	17,325	17,180
Province of Ontario	4.000%	10/7/19	12,850	13,255
Province of Ontario	4.400%	4/14/20	2,675	2,803
Province of Ontario	1.875%	5/21/20	8,075	8,007
Province of Ontario	2.500%	9/10/21	13,500	13,524
Province of Ontario	2.400%	2/8/22	10,200	10,166
Province of Ontario	2.250%	5/18/22	33,000	32,654
Province of Ontario	2.450%	6/29/22	12,650	12,610
Province of Ontario	2.200%	10/3/22	1,225	1,207
Province of Quebec	3.500%	7/29/20	4,713	4,862
Province of Quebec	2.750%	8/25/21	22,625	22,864
Province of Quebec	2.375%	1/31/22	16,000	15,950
Republic of Chile	3.875%	8/5/20	11,623	12,124
Republic of Chile	3.250%	9/14/21	6,499	6,690
Republic of Colombia	7.375%	3/18/19	8,435	8,934
Republic of Colombia	11.750%	2/25/20	4,592	5,480
Republic of Colombia	4.375%	7/12/21	21,842	23,021
Republic of Hungary	4.000%	3/25/19	2,794	2,854
Republic of Hungary	6.250%	1/29/20	21,662	23,206
Republic of Hungary	6.375%	3/29/21	34,370	38,194
Republic of Korea	7.125%	4/16/19	15,350	16,254
Republic of Panama	5.200%	1/30/20	32,095	33,820
Republic of Peru	7.125%	3/30/19	2,340	2,492
Republic of Poland	6.375%	7/15/19	31,438	33,331
Republic of Poland	5.125%	4/21/21	11,965	12,952
Republic of Poland	5.000%	3/23/22	28,651	31,373
Republic of the Philippines	9.875%	1/15/19	6,650	7,191
Republic of the Philippines	8.375%	6/17/19	13,575	14,831
Republic of the Philippines	6.500%	1/20/20	50	54
Republic of the Philippines	4.000%	1/15/21	3,250	3,409
State of Israel	5.125%	3/26/19	14,405	14,916
State of Israel	4.000%	6/30/22	12,075	12,780
Statoil ASA	2.250%	11/8/19	9,947	9,949
Statoil ASA	2.900%	11/8/20	8,325	8,441
Statoil ASA	2.750%	11/10/21	3,000	3,031
Statoil ASA	3.150%	1/23/22	14,855	15,217
Svensk Exportkredit AB	1.250%	4/12/19	15,500	15,348
Svensk Exportkredit AB	1.875%	6/17/19	13,100	13,070
Svensk Exportkredit AB	1.125%	8/28/19	7,700	7,576
Svensk Exportkredit AB	1.750%	5/18/20	12,420	12,297
Svensk Exportkredit AB	1.875%	6/23/20	10,250	10,173
Svensk Exportkredit AB	1.750%	3/10/21	8,500	8,364
Svensk Exportkredit AB	2.375%	3/9/22	750	750
Svensk Exportkredit AB	2.000%	8/30/22	7,900	7,743
United Mexican States	3.500%	1/21/21	6,234	6,448
United Mexican States	3.625%	3/15/22	33,375	34,613
Total Sovereign Bonds (Cost $4,057,468)				4,023,237
Taxable Municipal Bonds (0.1%)
California GO	6.200%	3/1/19	500	524
California GO	6.200%	10/1/19	3,725	3,992
California GO	5.700%	11/1/21	5,330	5,943
California GO	2.367%	4/1/22	1,000	997
Emory University Georgia GO	5.625%	9/1/19	1,605	1,684

40

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Energy Northwest Washington Electric Revenue
	(Columbia Generating Station)	2.197%	7/1/19	1,650	1,651
	Florida Board of Administration Finance Corp Revenue	2.163%	7/1/19	7,000	6,985
	Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	4,500	4,505
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	8,995	9,113
	Illinois GO	5.877%	3/1/19	3,980	4,104
	Massachusetts GO	4.200%	12/1/21	2,500	2,622
10	New Jersey Economic Development Authority Lease
	Revenue	0.000%	2/15/22	5,000	4,378
10	New Jersey Economic Development Authority
	Revenue	0.000%	2/15/20	1,350	1,269
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	1,545	1,538
	Princeton University New Jersey GO	4.950%	3/1/19	5,720	5,900
	Stanford University California GO	4.750%	5/1/19	1,150	1,189
	University of California Revenue	1.796%	7/1/19	5,220	5,201
Total Taxable Municipal Bonds (Cost $61,735)					61,595
				Shares
Temporary Cash Investment (2.0%)
Money Market Fund (2.0%)
11	Vanguard Market Liquidity Fund (Cost
	$1,025,823)	1.458%		10,257,266	1,025,829
Total Investments (101.2%) (Cost $52,694,709)					52,207,445
Other Assets and Liabilities—Net (-1.2%)					(614,616)
Net Assets (100%)					51,592,829

1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $318,092,000, representing 0.6% of net assets.
6 Guaranteed by the Government of Canada.
7 Guaranteed by the Federal Republic of Germany.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Republic of Austria.
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

41

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (52.0%)
U.S. Government Securities (51.1%)
	United States Treasury Note/Bond	1.750%	1/31/23	37,525	36,687
	United States Treasury Note/Bond	2.000%	2/15/23	159,525	157,855
	United States Treasury Note/Bond	7.125%	2/15/23	25,000	30,890
	United States Treasury Note/Bond	1.500%	2/28/23	155,120	149,666
	United States Treasury Note/Bond	1.500%	3/31/23	281,205	271,056
	United States Treasury Note/Bond	1.625%	4/30/23	69,135	67,018
	United States Treasury Note/Bond	1.750%	5/15/23	885,625	863,759
	United States Treasury Note/Bond	1.625%	5/31/23	262,300	254,022
	United States Treasury Note/Bond	1.375%	6/30/23	145,120	138,590
	United States Treasury Note/Bond	1.250%	7/31/23	424,150	401,882
	United States Treasury Note/Bond	2.500%	8/15/23	740,860	751,047
	United States Treasury Note/Bond	6.250%	8/15/23	76,500	92,612
	United States Treasury Note/Bond	1.375%	8/31/23	390,125	371,898
	United States Treasury Note/Bond	1.375%	9/30/23	202,400	192,754
	United States Treasury Note/Bond	1.625%	10/31/23	28,105	27,130
	United States Treasury Note/Bond	2.750%	11/15/23	694,667	713,340
	United States Treasury Note/Bond	2.125%	11/30/23	358,340	355,430
	United States Treasury Note/Bond	2.250%	12/31/23	114,925	114,673
	United States Treasury Note/Bond	2.250%	1/31/24	124,195	123,904
	United States Treasury Note/Bond	2.750%	2/15/24	332,773	341,455
	United States Treasury Note/Bond	2.125%	2/29/24	858,570	849,984
	United States Treasury Note/Bond	2.125%	3/31/24	310,775	307,571
	United States Treasury Note/Bond	2.000%	4/30/24	127,010	124,709
	United States Treasury Note/Bond	2.500%	5/15/24	678,624	686,259
	United States Treasury Note/Bond	2.000%	5/31/24	350,350	343,725
	United States Treasury Note/Bond	2.000%	6/30/24	332,240	325,698
	United States Treasury Note/Bond	2.125%	7/31/24	187,650	185,393
	United States Treasury Note/Bond	2.375%	8/15/24	452,781	454,053
	United States Treasury Note/Bond	1.875%	8/31/24	243,078	236,469
	United States Treasury Note/Bond	2.125%	9/30/24	515,645	509,117
	United States Treasury Note/Bond	2.250%	10/31/24	87,120	86,670
	United States Treasury Note/Bond	2.250%	11/15/24	414,024	411,759
	United States Treasury Note/Bond	2.125%	11/30/24	454,400	448,366
	United States Treasury Note/Bond	2.250%	12/31/24	165,000	164,052
	United States Treasury Note/Bond	2.000%	2/15/25	458,951	448,551
	United States Treasury Note/Bond	2.125%	5/15/25	591,160	582,015
	United States Treasury Note/Bond	2.000%	8/15/25	594,527	579,295
	United States Treasury Note/Bond	2.250%	11/15/25	661,942	655,945
	United States Treasury Note/Bond	1.625%	2/15/26	653,299	616,753
	United States Treasury Note/Bond	1.625%	5/15/26	679,848	640,335
	United States Treasury Note/Bond	1.500%	8/15/26	595,211	553,546
	United States Treasury Note/Bond	2.000%	11/15/26	615,297	595,300
	United States Treasury Note/Bond	2.250%	2/15/27	629,090	620,635
	United States Treasury Note/Bond	2.375%	5/15/27	694,967	692,903
	United States Treasury Note/Bond	2.250%	8/15/27	575,586	567,309
	United States Treasury Note/Bond	2.250%	11/15/27	710,698	700,478
					17,842,558
Agency Bonds and Notes (0.9%)
1	AID-Israel	5.500%	9/18/23	4,300	4,999
1	AID-Israel	5.500%	12/4/23	8,000	9,342
1	AID-Israel	5.500%	4/26/24	12,058	14,174
1	AID-Jordan	3.000%	6/30/25	4,675	4,797
2	Federal Farm Credit Banks	3.500%	12/20/23	4,250	4,513
2	Federal Home Loan Banks	2.125%	3/10/23	8,950	8,869
2	Federal Home Loan Banks	2.875%	6/14/24	20,000	20,528
2	Federal Home Loan Banks	5.375%	8/15/24	100	118
2	Federal Home Loan Banks	2.875%	9/13/24	20,000	20,509
3	Federal National Mortgage Assn.	2.625%	9/6/24	112,020	113,426
3	Federal National Mortgage Assn.	2.125%	4/24/26	23,500	22,765
3	Federal National Mortgage Assn.	1.875%	9/24/26	24,300	22,924
	Private Export Funding Corp.	2.800%	5/15/22	3,725	3,793

42

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Private Export Funding Corp.	2.050%	11/15/22	10,276	10,119
	Private Export Funding Corp.	3.550%	1/15/24	3,500	3,715
	Private Export Funding Corp.	2.450%	7/15/24	3,350	3,334
	Private Export Funding Corp.	3.250%	6/15/25	1,675	1,745
2	Tennessee Valley Authority	2.875%	9/15/24	7,875	8,051
2	Tennessee Valley Authority	6.750%	11/1/25	6,830	8,801
2	Tennessee Valley Authority	2.875%	2/1/27	12,000	12,212
					298,734
Total U.S. Government and Agency Obligations (Cost $18,446,380)					18,141,292
Corporate Bonds (41.5%)
Finance (14.8%)
	Banking (10.2%)
	American Express Co.	3.000%	10/30/24	14,760	14,723
	American Express Co.	3.625%	12/5/24	6,505	6,687
	American Express Credit Corp.	3.300%	5/3/27	19,287	19,471
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	7,125	7,485
	Banco Santander SA	3.125%	2/23/23	5,600	5,566
	Banco Santander SA	4.250%	4/11/27	10,750	11,138
	Bank of America Corp.	3.300%	1/11/23	38,335	39,223
	Bank of America Corp.	4.100%	7/24/23	18,989	20,148
	Bank of America Corp.	4.125%	1/22/24	21,376	22,692
	Bank of America Corp.	4.000%	4/1/24	12,784	13,511
	Bank of America Corp.	4.200%	8/26/24	28,561	29,954
	Bank of America Corp.	4.000%	1/22/25	32,404	33,708
	Bank of America Corp.	3.950%	4/21/25	21,732	22,463
4	Bank of America Corp.	3.093%	10/1/25	16,675	16,554
	Bank of America Corp.	4.450%	3/3/26	32,045	34,203
	Bank of America Corp.	3.500%	4/19/26	23,758	24,283
	Bank of America Corp.	4.250%	10/22/26	21,623	22,717
	Bank of America Corp.	3.248%	10/21/27	23,050	22,770
	Bank of America Corp.	4.183%	11/25/27	15,130	15,802
4	Bank of America Corp.	3.824%	1/20/28	21,875	22,567
4	Bank of America Corp.	3.705%	4/24/28	17,918	18,330
4	Bank of America Corp.	3.593%	7/21/28	21,775	22,036
4,5	Bank of America Corp.	3.419%	12/20/28	69,166	69,018
4	Bank of Montreal	3.803%	12/15/32	12,800	12,776
	Bank of New York Mellon Corp.	2.200%	8/16/23	12,820	12,415
	Bank of New York Mellon Corp.	3.650%	2/4/24	548	573
	Bank of New York Mellon Corp.	3.400%	5/15/24	6,375	6,581
	Bank of New York Mellon Corp.	3.250%	9/11/24	9,031	9,190
	Bank of New York Mellon Corp.	3.000%	2/24/25	8,778	8,747
	Bank of New York Mellon Corp.	2.800%	5/4/26	3,410	3,324
	Bank of New York Mellon Corp.	2.450%	8/17/26	8,480	8,032
	Bank of New York Mellon Corp.	3.250%	5/16/27	8,260	8,335
4	Bank of New York Mellon Corp.	3.442%	2/7/28	8,000	8,161
	Bank of Nova Scotia	4.500%	12/16/25	11,675	12,285
	Bank One Corp.	8.000%	4/29/27	7,085	9,452
	Barclays plc	3.684%	1/10/23	15,390	15,608
	Barclays plc	4.375%	9/11/24	14,565	14,938
	Barclays plc	3.650%	3/16/25	16,940	16,935
	Barclays plc	4.375%	1/12/26	26,789	27,875
	Barclays plc	5.200%	5/12/26	16,675	17,790
	BB&T Corp.	2.850%	10/26/24	8,900	8,805
	BNP Paribas SA	3.250%	3/3/23	10,849	11,043
	BNP Paribas SA	4.250%	10/15/24	6,950	7,320
	BPCE SA	4.000%	4/15/24	16,370	17,296
	BPCE SA	3.375%	12/2/26	3,250	3,290
	Branch Banking & Trust Co.	3.625%	9/16/25	16,020	16,527
	Branch Banking & Trust Co.	3.800%	10/30/26	750	783
	Capital One Bank USA NA	3.375%	2/15/23	13,443	13,577
	Capital One Financial Corp.	3.500%	6/15/23	8,880	9,025
	Capital One Financial Corp.	3.750%	4/24/24	8,175	8,397

43

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	3.300%	10/30/24	13,525	13,448
	Capital One Financial Corp.	3.200%	2/5/25	11,211	11,081
	Capital One Financial Corp.	4.200%	10/29/25	12,325	12,674
	Capital One Financial Corp.	3.750%	7/28/26	15,895	15,786
	Capital One Financial Corp.	3.750%	3/9/27	7,875	7,927
4,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	1,563	1,718
	Citigroup Inc.	3.375%	3/1/23	900	912
	Citigroup Inc.	3.500%	5/15/23	15,115	15,342
	Citigroup Inc.	3.875%	10/25/23	9,901	10,273
	Citigroup Inc.	3.750%	6/16/24	8,729	9,020
	Citigroup Inc.	4.000%	8/5/24	6,530	6,793
	Citigroup Inc.	3.875%	3/26/25	9,820	10,050
	Citigroup Inc.	3.300%	4/27/25	9,148	9,198
	Citigroup Inc.	4.400%	6/10/25	36,651	38,611
	Citigroup Inc.	5.500%	9/13/25	5,165	5,806
	Citigroup Inc.	3.700%	1/12/26	23,822	24,464
	Citigroup Inc.	4.600%	3/9/26	14,625	15,510
	Citigroup Inc.	3.400%	5/1/26	7,127	7,145
	Citigroup Inc.	3.200%	10/21/26	31,447	31,126
	Citigroup Inc.	4.300%	11/20/26	8,975	9,355
	Citigroup Inc.	4.450%	9/29/27	30,371	32,029
4	Citigroup Inc.	3.887%	1/10/28	22,435	23,111
4	Citigroup Inc.	3.668%	7/24/28	28,450	28,802
4	Citigroup Inc.	3.520%	10/27/28	20,500	20,562
	Citizens Financial Group Inc.	4.350%	8/1/25	20	21
	Citizens Financial Group Inc.	4.300%	12/3/25	5,200	5,423
	Comerica Bank	4.000%	7/27/25	1,925	1,994
	Compass Bank	3.875%	4/10/25	2,150	2,146
	Cooperatieve Rabobank UA	4.625%	12/1/23	18,409	19,684
	Cooperatieve Rabobank UA	3.375%	5/21/25	15,950	16,360
	Cooperatieve Rabobank UA	4.375%	8/4/25	10,918	11,516
	Cooperatieve Rabobank UA	3.750%	7/21/26	10,370	10,480
	Credit Suisse AG	3.625%	9/9/24	28,099	29,009
5	Credit Suisse Group AG	3.574%	1/9/23	7,000	7,106
5	Credit Suisse Group AG	4.282%	1/9/28	6,000	6,237
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	17,130	17,609
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	15,997	16,286
	Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	17,975	19,183
	Deutsche Bank AG	3.700%	5/30/24	13,680	13,754
	Deutsche Bank AG	4.100%	1/13/26	6,540	6,653
	Discover Bank	4.200%	8/8/23	11,568	12,167
	Discover Bank	4.250%	3/13/26	2,100	2,188
	Discover Bank	3.450%	7/27/26	10,735	10,590
	Discover Financial Services	3.950%	11/6/24	1,550	1,581
	Discover Financial Services	3.750%	3/4/25	5,395	5,427
	Discover Financial Services	4.100%	2/9/27	8,400	8,572
	Fifth Third Bancorp	4.300%	1/16/24	6,000	6,341
	Fifth Third Bank	3.850%	3/15/26	8,140	8,401
	FirstMerit Bank NA	4.270%	11/25/26	1,225	1,277
	FirstMerit Corp.	4.350%	2/4/23	4,420	4,608
	Goldman Sachs Group Inc.	3.625%	1/22/23	17,715	18,220
	Goldman Sachs Group Inc.	4.000%	3/3/24	27,138	28,429
	Goldman Sachs Group Inc.	3.850%	7/8/24	28,670	29,697
	Goldman Sachs Group Inc.	3.500%	1/23/25	39,975	40,473
	Goldman Sachs Group Inc.	3.750%	5/22/25	4,202	4,315
4	Goldman Sachs Group Inc.	3.272%	9/29/25	25,025	24,830
	Goldman Sachs Group Inc.	4.250%	10/21/25	24,715	25,739
	Goldman Sachs Group Inc.	3.750%	2/25/26	18,115	18,583
	Goldman Sachs Group Inc.	3.500%	11/16/26	23,050	23,112
	Goldman Sachs Group Inc.	5.950%	1/15/27	7,200	8,383
	Goldman Sachs Group Inc.	3.850%	1/26/27	28,222	28,921
4	Goldman Sachs Group Inc.	3.691%	6/5/28	22,000	22,309
	HSBC Holdings plc	3.600%	5/25/23	22,200	22,842
	HSBC Holdings plc	4.250%	3/14/24	20,900	21,772

44

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	4.250%	8/18/25	15,180	15,756
HSBC Holdings plc	4.300%	3/8/26	31,935	33,914
HSBC Holdings plc	3.900%	5/25/26	24,620	25,467
HSBC Holdings plc	4.375%	11/23/26	15,960	16,653
4 HSBC Holdings plc	4.041%	3/13/28	14,700	15,302
HSBC USA Inc.	3.500%	6/23/24	5,745	5,894
ING Groep NV	3.950%	3/29/27	13,775	14,355
Intesa Sanpaolo SPA	5.250%	1/12/24	8,859	9,662
JPMorgan Chase & Co.	2.972%	1/15/23	19,870	19,952
JPMorgan Chase & Co.	3.200%	1/25/23	26,373	26,814
JPMorgan Chase & Co.	3.375%	5/1/23	18,033	18,335
JPMorgan Chase & Co.	2.700%	5/18/23	19,100	18,975
JPMorgan Chase & Co.	3.875%	2/1/24	20,460	21,419
JPMorgan Chase & Co.	3.625%	5/13/24	20,692	21,442
JPMorgan Chase & Co.	3.875%	9/10/24	27,490	28,540
JPMorgan Chase & Co.	3.125%	1/23/25	26,460	26,561
4 JPMorgan Chase & Co.	3.220%	3/1/25	17,562	17,616
JPMorgan Chase & Co.	3.900%	7/15/25	21,610	22,565
JPMorgan Chase & Co.	3.300%	4/1/26	42,310	42,478
JPMorgan Chase & Co.	3.200%	6/15/26	17,201	17,119
JPMorgan Chase & Co.	2.950%	10/1/26	6,732	6,610
JPMorgan Chase & Co.	4.125%	12/15/26	21,750	22,933
JPMorgan Chase & Co.	4.250%	10/1/27	14,000	14,843
4 JPMorgan Chase & Co.	3.782%	2/1/28	12,350	12,780
4 JPMorgan Chase & Co.	3.540%	5/1/28	22,725	23,041
KeyBank NA	3.300%	6/1/25	3,000	3,046
KeyBank NA	3.400%	5/20/26	7,450	7,426
Lloyds Banking Group plc	4.500%	11/4/24	11,335	11,882
Lloyds Banking Group plc	4.582%	12/10/25	20,965	21,897
Lloyds Banking Group plc	4.650%	3/24/26	6,770	7,122
Lloyds Banking Group plc	3.750%	1/11/27	11,335	11,487
4 Lloyds Banking Group plc	3.574%	11/7/28	11,000	10,900
Manufacturers & Traders Trust Co.	2.900%	2/6/25	6,755	6,710
Manufacturers & Traders Trust Co.	3.400%	8/17/27	6,200	6,269
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	5,700	5,538
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	25,255	26,123
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	11,000	10,500
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	13,060	13,368
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	18,500	18,264
Mizuho Financial Group Inc.	2.839%	9/13/26	7,000	6,725
Mizuho Financial Group Inc.	3.663%	2/28/27	2,750	2,814
Mizuho Financial Group Inc.	3.170%	9/11/27	10,000	9,808
Morgan Stanley	3.750%	2/25/23	23,133	23,985
Morgan Stanley	4.100%	5/22/23	15,058	15,646
Morgan Stanley	3.875%	4/29/24	24,130	25,175
Morgan Stanley	3.700%	10/23/24	32,507	33,504
Morgan Stanley	4.000%	7/23/25	37,155	38,769
Morgan Stanley	5.000%	11/24/25	27,267	29,801
Morgan Stanley	3.875%	1/27/26	17,493	18,194
Morgan Stanley	3.125%	7/27/26	32,161	31,733
Morgan Stanley	6.250%	8/9/26	1,543	1,842
Morgan Stanley	4.350%	9/8/26	26,983	28,265
Morgan Stanley	3.625%	1/20/27	37,400	38,154
Morgan Stanley	3.950%	4/23/27	11,635	11,784
4 Morgan Stanley	3.591%	7/22/28	27,750	27,943
MUFG Americas Holdings Corp.	3.000%	2/10/25	5,207	5,123
National Australia Bank Ltd.	3.000%	1/20/23	4,830	4,863
National Australia Bank Ltd.	3.375%	1/14/26	3,000	3,044
National Australia Bank Ltd.	2.500%	7/12/26	14,555	13,806
Northern Trust Corp.	3.950%	10/30/25	2,300	2,432
4 Northern Trust Corp.	3.375%	5/8/32	3,050	3,021
People's United Bank NA	4.000%	7/15/24	1,675	1,703
PNC Bank NA	2.950%	1/30/23	7,215	7,218
PNC Bank NA	3.800%	7/25/23	11,975	12,485

45

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PNC Bank NA	3.300%	10/30/24	4,587	4,683
PNC Bank NA	2.950%	2/23/25	4,525	4,495
PNC Bank NA	3.250%	6/1/25	8,305	8,433
PNC Bank NA	4.200%	11/1/25	3,300	3,538
PNC Bank NA	3.100%	10/25/27	8,550	8,518
PNC Financial Services Group Inc.	3.900%	4/29/24	8,550	8,948
PNC Financial Services Group Inc.	3.150%	5/19/27	6,460	6,447
Royal Bank of Canada	4.650%	1/27/26	15,474	16,676
Royal Bank of Scotland Group plc	3.875%	9/12/23	32,470	33,000
Royal Bank of Scotland Group plc	4.800%	4/5/26	8,940	9,598
Santander Holdings USA Inc.	4.500%	7/17/25	13,760	14,318
5 Santander Holdings USA Inc.	4.400%	7/13/27	6,600	6,747
Santander Issuances SAU	5.179%	11/19/25	12,242	13,179
Santander UK Group Holdings plc	3.571%	1/10/23	7,100	7,190
4 Santander UK Group Holdings plc	3.823%	11/3/28	10,000	9,998
Santander UK plc	4.000%	3/13/24	10,924	11,490
State Street Corp.	3.100%	5/15/23	7,675	7,742
State Street Corp.	3.700%	11/20/23	6,773	7,123
State Street Corp.	3.300%	12/16/24	8,913	9,190
State Street Corp.	3.550%	8/18/25	8,063	8,338
State Street Corp.	2.650%	5/19/26	8,540	8,299
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	1,375	1,375
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,975	5,203
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	2,075	2,185
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	3,575	3,662
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	1,400	1,446
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	15,780	16,261
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	21,271	20,124
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	12,350	11,991
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	10,800	10,860
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	18,000	17,927
Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	975	968
SunTrust Bank	2.750%	5/1/23	3,525	3,492
SunTrust Bank	3.300%	5/15/26	5,250	5,188
SVB Financial Group	3.500%	1/29/25	3,825	3,838
Synchrony Financial	4.250%	8/15/24	14,901	15,418
Synchrony Financial	4.500%	7/23/25	18,280	19,108
Synchrony Financial	3.700%	8/4/26	7,144	7,028
4 Toronto-Dominion Bank	3.625%	9/15/31	14,300	14,278
US Bancorp	3.700%	1/30/24	4,985	5,236
US Bancorp	3.600%	9/11/24	7,979	8,231
US Bancorp	3.100%	4/27/26	7,370	7,287
US Bancorp	2.375%	7/22/26	5,775	5,423
US Bancorp	3.150%	4/27/27	12,000	12,015
US Bank NA	2.800%	1/27/25	12,275	12,178
Wells Fargo & Co.	3.069%	1/24/23	36,772	37,033
Wells Fargo & Co.	3.450%	2/13/23	18,937	19,300
Wells Fargo & Co.	4.125%	8/15/23	13,562	14,250
Wells Fargo & Co.	4.480%	1/16/24	6,419	6,898
Wells Fargo & Co.	3.300%	9/9/24	23,477	23,808
Wells Fargo & Co.	3.000%	2/19/25	23,328	23,084
Wells Fargo & Co.	3.550%	9/29/25	18,299	18,741
Wells Fargo & Co.	3.000%	4/22/26	34,245	33,615
Wells Fargo & Co.	4.100%	6/3/26	27,911	29,300
Wells Fargo & Co.	3.000%	10/23/26	30,942	30,157
Wells Fargo & Co.	4.300%	7/22/27	16,375	17,425
4 Wells Fargo & Co.	3.584%	5/22/28	28,750	29,300
Westpac Banking Corp.	2.850%	5/13/26	11,500	11,203
Westpac Banking Corp.	2.700%	8/19/26	11,590	11,135
Westpac Banking Corp.	3.350%	3/8/27	13,000	13,108
4 Westpac Banking Corp.	4.322%	11/23/31	17,500	17,974
Brokerage (0.6%)
Affiliated Managers Group Inc.	4.250%	2/15/24	2,975	3,145

46

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Affiliated Managers Group Inc.	3.500%	8/1/25	2,575	2,590
Ameriprise Financial Inc.	4.000%	10/15/23	8,989	9,514
Ameriprise Financial Inc.	3.700%	10/15/24	7,750	8,054
Ameriprise Financial Inc.	2.875%	9/15/26	2,280	2,216
Apollo Investment Corp.	5.250%	3/3/25	2,625	2,681
BlackRock Inc.	3.500%	3/18/24	16,479	17,108
BlackRock Inc.	3.200%	3/15/27	1,362	1,373
Brookfield Asset Management Inc.	4.000%	1/15/25	5,850	5,971
Brookfield Finance Inc.	4.250%	6/2/26	1,800	1,856
Brookfield Finance LLC	4.000%	4/1/24	6,350	6,536
Cboe Global Markets Inc.	3.650%	1/12/27	6,023	6,204
Charles Schwab Corp.	3.225%	9/1/22	2,550	2,589
Charles Schwab Corp.	2.650%	1/25/23	4,650	4,634
Charles Schwab Corp.	3.450%	2/13/26	3,585	3,673
Charles Schwab Corp.	3.200%	3/2/27	6,840	6,875
Charles Schwab Corp.	3.200%	1/25/28	4,650	4,640
CME Group Inc.	3.000%	3/15/25	7,550	7,662
E*TRADE Financial Corp.	3.800%	8/24/27	4,000	3,982
Eaton Vance Corp.	3.625%	6/15/23	1,800	1,857
Eaton Vance Corp.	3.500%	4/6/27	3,370	3,431
Franklin Resources Inc.	2.850%	3/30/25	4,165	4,126
Intercontinental Exchange Inc.	4.000%	10/15/23	5,230	5,542
Intercontinental Exchange Inc.	3.750%	12/1/25	12,077	12,672
Intercontinental Exchange Inc.	3.100%	9/15/27	3,200	3,199
Invesco Finance plc	4.000%	1/30/24	6,975	7,344
Invesco Finance plc	3.750%	1/15/26	6,250	6,458
Janus Capital Group Inc.	4.875%	8/1/25	2,660	2,851
Jefferies Group LLC	5.125%	1/20/23	4,250	4,589
Jefferies Group LLC	4.850%	1/15/27	8,538	9,041
Lazard Group LLC	3.750%	2/13/25	2,575	2,626
Lazard Group LLC	3.625%	3/1/27	5,950	5,918
Legg Mason Inc.	3.950%	7/15/24	1,750	1,789
Legg Mason Inc.	4.750%	3/15/26	3,395	3,636
Leucadia National Corp.	5.500%	10/18/23	6,329	6,780
Nasdaq Inc.	4.250%	6/1/24	1,155	1,219
Nasdaq Inc.	3.850%	6/30/26	8,460	8,674
Raymond James Financial Inc.	3.625%	9/15/26	4,550	4,567
Stifel Financial Corp.	4.250%	7/18/24	4,785	4,916
TD Ameritrade Holding Corp.	3.625%	4/1/25	3,050	3,159
TD Ameritrade Holding Corp.	3.300%	4/1/27	8,615	8,659
Finance Companies (0.2%)
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.500%	1/15/25	7,100	7,038
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.650%	7/21/27	8,900	8,811
Air Lease Corp.	2.750%	1/15/23	2,000	1,968
Air Lease Corp.	3.000%	9/15/23	6,664	6,597
Air Lease Corp.	4.250%	9/15/24	4,298	4,495
Air Lease Corp.	3.625%	4/1/27	5,650	5,641
Air Lease Corp.	3.625%	12/1/27	2,000	1,997
Ares Capital Corp.	3.500%	2/10/23	5,165	5,084
GATX Corp.	3.900%	3/30/23	2,825	2,909
GATX Corp.	3.250%	3/30/25	2,675	2,643
GATX Corp.	3.250%	9/15/26	1,800	1,757
GATX Corp.	3.850%	3/30/27	2,000	2,032
GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	23,161	23,527
Prospect Capital Corp.	5.875%	3/15/23	1,725	1,786
Insurance (1.7%)
Aetna Inc.	2.800%	6/15/23	11,075	10,874
Aetna Inc.	3.500%	11/15/24	8,522	8,634
Aflac Inc.	3.625%	6/15/23	11,555	12,043
Aflac Inc.	3.625%	11/15/24	2,545	2,655
Aflac Inc.	3.250%	3/17/25	3,525	3,571

47

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aflac Inc.	2.875%	10/15/26	2,975	2,918
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	5,778	5,795
Allstate Corp.	3.150%	6/15/23	3,420	3,474
Allstate Corp.	3.280%	12/15/26	7,405	7,506
4 Allstate Corp.	5.750%	8/15/53	6,310	6,886
American Financial Group Inc.	3.500%	8/15/26	4,200	4,168
American International Group Inc.	4.125%	2/15/24	12,861	13,543
American International Group Inc.	3.750%	7/10/25	7,372	7,570
American International Group Inc.	3.900%	4/1/26	11,285	11,706
Anthem Inc.	3.300%	1/15/23	6,121	6,213
Anthem Inc.	3.500%	8/15/24	9,843	10,009
Anthem Inc.	3.350%	12/1/24	8,050	8,139
Aon plc	4.000%	11/27/23	1,950	2,049
Aon plc	3.500%	6/14/24	5,720	5,848
Aon plc	3.875%	12/15/25	14,645	15,277
Arch Capital Finance LLC	4.011%	12/15/26	8,140	8,473
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	6,225	6,610
Assurant Inc.	4.000%	3/15/23	3,500	3,577
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	4,000	4,333
Berkshire Hathaway Inc.	3.000%	2/11/23	4,875	4,964
Berkshire Hathaway Inc.	2.750%	3/15/23	19,439	19,566
Berkshire Hathaway Inc.	3.125%	3/15/26	29,515	29,771
5 Brighthouse Financial Inc.	3.700%	6/22/27	13,650	13,361
Brown & Brown Inc.	4.200%	9/15/24	5,255	5,503
Chubb INA Holdings Inc.	2.700%	3/13/23	2,162	2,155
Chubb INA Holdings Inc.	3.350%	5/15/24	5,735	5,889
Chubb INA Holdings Inc.	3.150%	3/15/25	9,075	9,160
Chubb INA Holdings Inc.	3.350%	5/3/26	16,684	17,007
Cigna Corp.	3.250%	4/15/25	9,400	9,337
Cigna Corp.	3.050%	10/15/27	3,885	3,771
CNA Financial Corp.	3.950%	5/15/24	3,530	3,669
CNA Financial Corp.	4.500%	3/1/26	5,474	5,827
CNA Financial Corp.	3.450%	8/15/27	1,115	1,099
First American Financial Corp.	4.600%	11/15/24	2,700	2,783
Hanover Insurance Group Inc.	4.500%	4/15/26	4,700	4,886
Humana Inc.	3.850%	10/1/24	9,411	9,761
Humana Inc.	3.950%	3/15/27	5,475	5,643
Kemper Corp.	4.350%	2/15/25	2,500	2,548
Lincoln National Corp.	4.000%	9/1/23	4,000	4,189
Lincoln National Corp.	3.350%	3/9/25	3,200	3,219
Lincoln National Corp.	3.625%	12/12/26	2,525	2,575
Loews Corp.	2.625%	5/15/23	6,810	6,723
Loews Corp.	3.750%	4/1/26	780	805
Manulife Financial Corp.	4.150%	3/4/26	13,187	13,921
4 Manulife Financial Corp.	4.061%	2/24/32	6,935	6,984
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	2,620	2,665
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	12,140	12,520
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	3,250	3,345
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	5,457	5,706
Mercury General Corp.	4.400%	3/15/27	3,415	3,460
MetLife Inc.	4.368%	9/15/23	5,739	6,188
MetLife Inc.	3.600%	4/10/24	9,935	10,392
MetLife Inc.	3.000%	3/1/25	3,150	3,153
MetLife Inc.	3.600%	11/13/25	7,365	7,659
Old Republic International Corp.	4.875%	10/1/24	4,625	4,957
Old Republic International Corp.	3.875%	8/26/26	6,325	6,341
Principal Financial Group Inc.	3.125%	5/15/23	2,525	2,540
Principal Financial Group Inc.	3.400%	5/15/25	6,266	6,358
Principal Financial Group Inc.	3.100%	11/15/26	1,600	1,580
Progressive Corp.	2.450%	1/15/27	4,340	4,148
Prudential Financial Inc.	3.500%	5/15/24	11,150	11,576
4 Prudential Financial Inc.	5.625%	6/15/43	11,060	12,055
4 Prudential Financial Inc.	5.200%	3/15/44	5,525	5,891
4 Prudential Financial Inc.	5.375%	5/15/45	9,150	9,798

48

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Prudential Financial Inc.	4.500%	9/15/47	6,775	6,868
Reinsurance Group of America Inc.	4.700%	9/15/23	3,608	3,881
Reinsurance Group of America Inc.	3.950%	9/15/26	1,700	1,729
RenaissanceRe Finance Inc.	3.450%	7/1/27	1,800	1,761
Trinity Acquisition plc	4.400%	3/15/26	4,480	4,676
UnitedHealth Group Inc.	2.750%	2/15/23	9,075	9,081
UnitedHealth Group Inc.	2.875%	3/15/23	6,380	6,432
UnitedHealth Group Inc.	3.750%	7/15/25	25,457	26,788
UnitedHealth Group Inc.	3.100%	3/15/26	9,257	9,301
UnitedHealth Group Inc.	3.450%	1/15/27	3,030	3,115
UnitedHealth Group Inc.	3.375%	4/15/27	6,365	6,513
UnitedHealth Group Inc.	2.950%	10/15/27	9,400	9,365
Unum Group	4.000%	3/15/24	4,120	4,287
Voya Financial Inc.	3.125%	7/15/24	7,450	7,389
Voya Financial Inc.	3.650%	6/15/26	3,504	3,528
Willis North America Inc.	3.600%	5/15/24	6,055	6,150
XLIT Ltd.	6.375%	11/15/24	875	1,016
XLIT Ltd.	4.450%	3/31/25	5,546	5,605
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	1,300	1,362
ORIX Corp.	3.250%	12/4/24	5,950	5,913
ORIX Corp.	3.700%	7/18/27	3,500	3,502
Real Estate Investment Trusts (2.1%)
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	4,325	4,452
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	5,700	5,636
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	2,350	2,460
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,800	1,846
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	2,700	2,809
AvalonBay Communities Inc.	2.850%	3/15/23	1,520	1,515
AvalonBay Communities Inc.	4.200%	12/15/23	2,290	2,438
AvalonBay Communities Inc.	3.450%	6/1/25	3,742	3,827
AvalonBay Communities Inc.	3.500%	11/15/25	4,700	4,796
AvalonBay Communities Inc.	2.950%	5/11/26	5,600	5,492
AvalonBay Communities Inc.	2.900%	10/15/26	600	584
AvalonBay Communities Inc.	3.350%	5/15/27	4,350	4,380
Boston Properties LP	3.850%	2/1/23	7,097	7,394
Boston Properties LP	3.125%	9/1/23	4,412	4,448
Boston Properties LP	3.800%	2/1/24	5,765	5,976
Boston Properties LP	3.200%	1/15/25	7,800	7,773
Boston Properties LP	3.650%	2/1/26	7,720	7,831
Boston Properties LP	2.750%	10/1/26	9,291	8,773
Brandywine Operating Partnership LP	3.950%	2/15/23	2,800	2,858
Brandywine Operating Partnership LP	3.950%	11/15/27	9,000	8,902
Brixmor Operating Partnership LP	3.250%	9/15/23	3,050	2,979
Brixmor Operating Partnership LP	3.650%	6/15/24	2,200	2,182
Brixmor Operating Partnership LP	3.850%	2/1/25	9,308	9,300
Brixmor Operating Partnership LP	4.125%	6/15/26	5,500	5,551
Brixmor Operating Partnership LP	3.900%	3/15/27	6,875	6,794
CBL & Associates LP	5.250%	12/1/23	4,000	3,783
CBL & Associates LP	4.600%	10/15/24	3,915	3,485
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	3,700	3,757
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	6,450	6,262
Corporate Office Properties LP	3.600%	5/15/23	4,450	4,457
Corporate Office Properties LP	5.250%	2/15/24	2,975	3,211
CubeSmart LP	4.375%	12/15/23	2,575	2,701
CubeSmart LP	4.000%	11/15/25	825	844
CubeSmart LP	3.125%	9/1/26	4,350	4,133
DCT Industrial Operating Partnership LP	4.500%	10/15/23	2,975	3,099
DDR Corp.	3.375%	5/15/23	4,438	4,408
DDR Corp.	3.900%	8/15/24	4,300	4,334
DDR Corp.	3.625%	2/1/25	6,400	6,306

49

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DDR Corp.	4.250%	2/1/26	2,823	2,872
DDR Corp.	4.700%	6/1/27	3,775	3,928
Digital Realty Trust LP	2.750%	2/1/23	1,600	1,585
Digital Realty Trust LP	4.750%	10/1/25	4,125	4,474
Digital Realty Trust LP	3.700%	8/15/27	6,925	6,973
Duke Realty LP	3.750%	12/1/24	1,900	1,958
Duke Realty LP	3.250%	6/30/26	1,450	1,437
Duke Realty LP	3.375%	12/15/27	2,800	2,805
EPR Properties	5.250%	7/15/23	350	374
EPR Properties	4.500%	4/1/25	3,486	3,556
EPR Properties	4.750%	12/15/26	4,800	4,929
EPR Properties	4.500%	6/1/27	3,900	3,931
ERP Operating LP	3.000%	4/15/23	2,598	2,619
ERP Operating LP	3.375%	6/1/25	2,300	2,342
ERP Operating LP	2.850%	11/1/26	5,725	5,557
ERP Operating LP	3.250%	8/1/27	2,150	2,140
Essex Portfolio LP	3.250%	5/1/23	6,855	6,910
Essex Portfolio LP	3.875%	5/1/24	2,900	3,002
Essex Portfolio LP	3.500%	4/1/25	6,400	6,451
Essex Portfolio LP	3.375%	4/15/26	4,250	4,211
Essex Portfolio LP	3.625%	5/1/27	400	403
Federal Realty Investment Trust	2.750%	6/1/23	2,100	2,074
Federal Realty Investment Trust	3.250%	7/15/27	5,200	5,156
HCP Inc.	4.250%	11/15/23	10,570	11,093
HCP Inc.	4.200%	3/1/24	6,392	6,687
HCP Inc.	3.875%	8/15/24	20,125	20,585
HCP Inc.	3.400%	2/1/25	9,444	9,365
HCP Inc.	4.000%	6/1/25	4,562	4,690
Healthcare Realty Trust Inc.	3.625%	1/15/28	1,300	1,286
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,625	1,661
Healthcare Trust of America Holdings LP	3.500%	8/1/26	3,200	3,139
Healthcare Trust of America Holdings LP	3.750%	7/1/27	4,375	4,357
Highwoods Realty LP	3.625%	1/15/23	560	567
Highwoods Realty LP	3.875%	3/1/27	2,500	2,513
Hospitality Properties Trust	4.500%	6/15/23	3,216	3,362
Hospitality Properties Trust	4.650%	3/15/24	4,160	4,381
Hospitality Properties Trust	4.500%	3/15/25	3,025	3,139
Hospitality Properties Trust	5.250%	2/15/26	3,120	3,349
Hospitality Properties Trust	4.950%	2/15/27	1,610	1,698
Hospitality Properties Trust	3.950%	1/15/28	2,000	1,949
Host Hotels & Resorts LP	4.750%	3/1/23	2,522	2,682
Host Hotels & Resorts LP	3.750%	10/15/23	2,809	2,865
Host Hotels & Resorts LP	3.875%	4/1/24	3,800	3,848
Host Hotels & Resorts LP	4.000%	6/15/25	4,830	4,928
Hudson Pacific Properties LP	3.950%	11/1/27	1,150	1,147
Kilroy Realty LP	3.800%	1/15/23	1,525	1,562
Kilroy Realty LP	3.450%	12/15/24	4,500	4,488
Kilroy Realty LP	4.375%	10/1/25	4,464	4,685
Kimco Realty Corp.	3.125%	6/1/23	1,450	1,447
Kimco Realty Corp.	2.700%	3/1/24	1,000	967
Kimco Realty Corp.	3.300%	2/1/25	5,745	5,697
Kimco Realty Corp.	2.800%	10/1/26	10,150	9,535
Kimco Realty Corp.	3.800%	4/1/27	300	302
Kite Realty Group LP	4.000%	10/1/26	2,750	2,612
Liberty Property LP	3.375%	6/15/23	600	608
Liberty Property LP	4.400%	2/15/24	3,225	3,436
Liberty Property LP	3.750%	4/1/25	7,850	8,033
Liberty Property LP	3.250%	10/1/26	1,900	1,868
Life Storage LP	3.875%	12/15/27	2,945	2,933
LifeStorage LP	3.500%	7/1/26	4,075	3,971
Mid-America Apartments LP	4.300%	10/15/23	3,050	3,215
Mid-America Apartments LP	3.750%	6/15/24	1,700	1,741
Mid-America Apartments LP	4.000%	11/15/25	4,150	4,293
Mid-America Apartments LP	3.600%	6/1/27	9,845	9,857

50

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Retail Properties Inc.	3.300%	4/15/23	7,020	7,025
National Retail Properties Inc.	3.900%	6/15/24	4,825	4,948
National Retail Properties Inc.	4.000%	11/15/25	1,150	1,178
National Retail Properties Inc.	3.600%	12/15/26	3,150	3,113
Omega Healthcare Investors Inc.	4.375%	8/1/23	8,565	8,683
Omega Healthcare Investors Inc.	4.950%	4/1/24	2,950	3,064
Omega Healthcare Investors Inc.	4.500%	1/15/25	6,400	6,392
Omega Healthcare Investors Inc.	5.250%	1/15/26	9,145	9,454
Omega Healthcare Investors Inc.	4.500%	4/1/27	974	948
Omega Healthcare Investors Inc.	4.750%	1/15/28	1,500	1,485
Physicians Realty LP	4.300%	3/15/27	2,950	3,000
Physicians Realty LP	3.950%	1/15/28	1,500	1,486
Piedmont Operating Partnership LP	3.400%	6/1/23	1,325	1,316
Piedmont Operating Partnership LP	4.450%	3/15/24	5,925	6,171
ProLogis LP	4.250%	8/15/23	8,385	8,997
Prologis LP	3.750%	11/1/25	5,120	5,366
Public Storage	3.094%	9/15/27	3,200	3,179
Realty Income Corp.	4.650%	8/1/23	5,875	6,333
Realty Income Corp.	3.875%	7/15/24	2,650	2,721
Realty Income Corp.	4.125%	10/15/26	8,875	9,261
Realty Income Corp.	3.000%	1/15/27	3,850	3,683
Realty Income Corp.	3.650%	1/15/28	2,000	2,007
Regency Centers LP	3.600%	2/1/27	9,025	8,994
Sabra Health Care LP	5.125%	8/15/26	3,150	3,207
Select Income REIT	4.250%	5/15/24	2,650	2,632
Select Income REIT	4.500%	2/1/25	4,125	4,155
Simon Property Group LP	2.750%	2/1/23	1,572	1,565
Simon Property Group LP	2.750%	6/1/23	6,000	5,981
Simon Property Group LP	3.750%	2/1/24	3,265	3,401
Simon Property Group LP	3.375%	10/1/24	5,505	5,625
Simon Property Group LP	3.500%	9/1/25	7,000	7,163
Simon Property Group LP	3.300%	1/15/26	13,200	13,205
Simon Property Group LP	3.250%	11/30/26	7,180	7,112
Simon Property Group LP	3.375%	6/15/27	7,650	7,706
Simon Property Group LP	3.375%	12/1/27	6,000	6,025
Tanger Properties LP	3.750%	12/1/24	1,550	1,550
Tanger Properties LP	3.125%	9/1/26	1,275	1,203
Tanger Properties LP	3.875%	7/15/27	2,700	2,675
UDR Inc.	3.750%	7/1/24	1,750	1,801
UDR Inc.	4.000%	10/1/25	4,850	5,045
UDR Inc.	2.950%	9/1/26	5,200	4,975
UDR Inc.	3.500%	1/15/28	1,200	1,195
Ventas Realty LP	3.100%	1/15/23	1,200	1,199
Ventas Realty LP	3.125%	6/15/23	1,500	1,500
Ventas Realty LP	3.750%	5/1/24	3,400	3,492
Ventas Realty LP	3.500%	2/1/25	5,890	5,921
Ventas Realty LP	4.125%	1/15/26	3,561	3,712
Ventas Realty LP	3.250%	10/15/26	6,125	5,936
VEREIT Operating Partnership LP	4.600%	2/6/24	4,745	4,994
VEREIT Operating Partnership LP	4.875%	6/1/26	9,850	10,404
VEREIT Operating Partnership LP	3.950%	8/15/27	7,750	7,649
Vornado Realty LP	3.500%	1/15/25	3,300	3,291
Washington Prime Group LP	5.950%	8/15/24	6,900	7,064
Weingarten Realty Investors	3.500%	4/15/23	2,275	2,288
Weingarten Realty Investors	4.450%	1/15/24	150	158
Weingarten Realty Investors	3.850%	6/1/25	3,500	3,546
Welltower Inc.	3.750%	3/15/23	11,139	11,546
Welltower Inc.	4.500%	1/15/24	1,695	1,808
Welltower Inc.	4.000%	6/1/25	16,463	17,002
Welltower Inc.	4.250%	4/1/26	6,100	6,370
WP Carey Inc.	4.600%	4/1/24	4,175	4,365
WP Carey Inc.	4.000%	2/1/25	1,990	2,016
WP Carey Inc.	4.250%	10/1/26	1,175	1,200
				5,168,220

51

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Industrial (24.6%)
Basic Industry (1.1%)
Agrium Inc.	3.500%	6/1/23	9,573	9,770
Agrium Inc.	3.375%	3/15/25	7,745	7,770
Air Products & Chemicals Inc.	2.750%	2/3/23	1,900	1,901
Air Products & Chemicals Inc.	3.350%	7/31/24	2,800	2,867
Airgas Inc.	3.650%	7/15/24	1,850	1,923
Albemarle Corp.	4.150%	12/1/24	4,665	4,942
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	9,350	9,905
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	612
Braskem Finance Ltd.	6.450%	2/3/24	6,600	7,384
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,000	2,109
5 Celulosa Arauco y Constitucion SA	3.875%	11/2/27	11,050	10,934
Dow Chemical Co.	3.500%	10/1/24	7,170	7,367
Eastman Chemical Co.	3.800%	3/15/25	8,442	8,774
Ecolab Inc.	3.250%	1/14/23	2,025	2,074
Ecolab Inc.	2.700%	11/1/26	9,740	9,335
EI du Pont de Nemours & Co.	2.800%	2/15/23	10,975	10,967
Fibria Overseas Finance Ltd.	5.250%	5/12/24	4,500	4,815
Fibria Overseas Finance Ltd.	4.000%	1/14/25	7,800	7,736
Fibria Overseas Finance Ltd.	5.500%	1/17/27	3,775	4,049
FMC Corp.	4.100%	2/1/24	2,924	3,009
Georgia-Pacific LLC	8.000%	1/15/24	3,750	4,769
Georgia-Pacific LLC	7.375%	12/1/25	1,679	2,145
Goldcorp Inc.	3.700%	3/15/23	11,178	11,465
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,525	1,531
International Paper Co.	3.650%	6/15/24	9,970	10,309
International Paper Co.	3.800%	1/15/26	8,451	8,732
International Paper Co.	3.000%	2/15/27	2,050	1,987
LYB International Finance BV	4.000%	7/15/23	6,395	6,697
LYB International Finance II BV	3.500%	3/2/27	8,847	8,858
LyondellBasell Industries NV	5.750%	4/15/24	13,225	15,010
Methanex Corp.	4.250%	12/1/24	3,500	3,537
Monsanto Co.	2.200%	7/15/22	2,150	2,078
Monsanto Co.	3.375%	7/15/24	5,598	5,670
Monsanto Co.	2.850%	4/15/25	8,300	8,115
Mosaic Co.	4.250%	11/15/23	10,050	10,406
Mosaic Co.	4.050%	11/15/27	5,250	5,261
NewMarket Corp.	4.100%	12/15/22	315	328
Nucor Corp.	4.000%	8/1/23	8,675	9,106
Packaging Corp. of America	4.500%	11/1/23	11,410	12,271
Packaging Corp. of America	3.650%	9/15/24	3,050	3,124
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	4,750	4,861
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,111	4,008
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	9,655	10,008
Praxair Inc.	2.700%	2/21/23	1,250	1,251
Praxair Inc.	2.650%	2/5/25	1,956	1,933
Praxair Inc.	3.200%	1/30/26	4,937	5,070
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,440	2,572
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	10,222	10,706
RPM International Inc.	3.750%	3/15/27	2,950	2,979
Sherwin-Williams Co.	3.125%	6/1/24	6,550	6,569
Sherwin-Williams Co.	3.450%	8/1/25	4,200	4,243
Sherwin-Williams Co.	3.950%	1/15/26	3,466	3,598
Sherwin-Williams Co.	3.450%	6/1/27	4,790	4,858
Southern Copper Corp.	3.875%	4/23/25	7,225	7,505
Vale Overseas Ltd.	6.250%	8/10/26	21,050	24,392
Westlake Chemical Corp.	3.600%	8/15/26	13,620	13,776
5 WestRock Co.	3.000%	9/15/24	1,455	1,435
5 WestRock Co.	3.375%	9/15/27	3,300	3,274
WestRock RKT Co.	4.000%	3/1/23	6,535	6,771
Weyerhaeuser Co.	4.625%	9/15/23	5,094	5,471
Weyerhaeuser Co.	8.500%	1/15/25	600	777
Yamana Gold Inc.	4.950%	7/15/24	3,105	3,241

52

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Yamana Gold Inc.	4.625%	12/15/27	1,275	1,272
Capital Goods (1.8%)
3M Co.	2.250%	3/15/23	5,500	5,450
3M Co.	3.000%	8/7/25	2,100	2,125
3M Co.	2.250%	9/19/26	6,050	5,738
3M Co.	2.875%	10/15/27	6,000	5,965
Allegion US Holding Co. Inc.	3.200%	10/1/24	3,900	3,868
Allegion US Holding Co. Inc.	3.550%	10/1/27	3,750	3,688
Bemis Co. Inc.	3.100%	9/15/26	2,000	1,924
Boeing Co.	1.875%	6/15/23	5,000	4,808
Boeing Co.	7.950%	8/15/24	387	504
Boeing Co.	2.850%	10/30/24	4,651	4,681
Boeing Co.	2.500%	3/1/25	1,092	1,064
Boeing Co.	2.600%	10/30/25	3,400	3,335
Boeing Co.	2.250%	6/15/26	1,870	1,773
Boeing Co.	2.800%	3/1/27	3,412	3,381
Carlisle Cos. Inc.	3.500%	12/1/24	3,700	3,720
Carlisle Cos. Inc.	3.750%	12/1/27	5,450	5,506
Caterpillar Financial Services Corp.	2.625%	3/1/23	2,049	2,040
Caterpillar Financial Services Corp.	3.750%	11/24/23	5,402	5,677
Caterpillar Financial Services Corp.	3.300%	6/9/24	1,250	1,284
Caterpillar Financial Services Corp.	3.250%	12/1/24	2,183	2,231
Caterpillar Financial Services Corp.	2.400%	8/9/26	3,535	3,384
Caterpillar Inc.	3.400%	5/15/24	14,396	14,913
CNH Industrial NV	4.500%	8/15/23	6,070	6,313
CNH Industrial NV	3.850%	11/15/27	7,500	7,481
Crane Co.	4.450%	12/15/23	3,040	3,181
Dover Corp.	3.150%	11/15/25	4,014	4,069
Eagle Materials Inc.	4.500%	8/1/26	2,000	2,063
Eaton Corp.	3.103%	9/15/27	6,200	6,090
Embraer Netherlands Finance BV	5.050%	6/15/25	11,633	12,356
Embraer Netherlands Finance BV	5.400%	2/1/27	5,388	5,811
5 Embraer Overseas Ltd.	5.696%	9/16/23	5,000	5,491
Emerson Electric Co.	2.625%	2/15/23	4,275	4,261
Emerson Electric Co.	3.150%	6/1/25	3,300	3,338
Flowserve Corp.	4.000%	11/15/23	2,000	2,046
Fortive Corp.	3.150%	6/15/26	8,475	8,429
Fortune Brands Home & Security Inc.	4.000%	6/15/25	3,950	4,119
General Dynamics Corp.	1.875%	8/15/23	9,640	9,211
General Dynamics Corp.	2.375%	11/15/24	7,350	7,172
General Dynamics Corp.	2.125%	8/15/26	4,584	4,293
General Dynamics Corp.	2.625%	11/15/27	400	386
General Electric Co.	3.100%	1/9/23	13,283	13,478
General Electric Co.	3.375%	3/11/24	6,570	6,759
General Electric Co.	3.450%	5/15/24	5,746	5,923
Harris Corp.	3.832%	4/27/25	5,583	5,773
Hexcel Corp.	4.700%	8/15/25	1,500	1,604
Hexcel Corp.	3.950%	2/15/27	3,645	3,708
Honeywell International Inc.	3.350%	12/1/23	2,180	2,267
Honeywell International Inc.	2.500%	11/1/26	13,650	13,150
Hubbell Inc.	3.350%	3/1/26	3,380	3,415
Hubbell Inc.	3.150%	8/15/27	2,700	2,679
5 Huntington Ingalls Industries Inc.	3.483%	12/1/27	3,220	3,212
Illinois Tool Works Inc.	3.500%	3/1/24	8,950	9,357
Illinois Tool Works Inc.	2.650%	11/15/26	14,235	13,877
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	7,587	8,055
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	5,050	5,212
John Deere Capital Corp.	2.800%	1/27/23	3,456	3,467
John Deere Capital Corp.	2.800%	3/6/23	8,169	8,175
John Deere Capital Corp.	3.350%	6/12/24	7,010	7,217
John Deere Capital Corp.	2.650%	6/24/24	3,400	3,355
John Deere Capital Corp.	3.400%	9/11/25	2,300	2,372
John Deere Capital Corp.	2.650%	6/10/26	5,014	4,893

53

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.800%	9/8/27	7,050	6,906
Johnson Controls International plc	3.625%	7/2/24	2,725	2,824
Johnson Controls International plc	3.900%	2/14/26	6,625	6,928
L3 Technologies Inc.	3.950%	5/28/24	1,653	1,718
L3 Technologies Inc.	3.850%	12/15/26	6,503	6,689
Leggett & Platt Inc.	3.800%	11/15/24	3,200	3,257
Leggett & Platt Inc.	3.500%	11/15/27	6,000	5,938
Legrand France SA	8.500%	2/15/25	2,700	3,490
Lennox International Inc.	3.000%	11/15/23	2,550	2,522
Lockheed Martin Corp.	3.100%	1/15/23	5,545	5,632
Lockheed Martin Corp.	2.900%	3/1/25	5,316	5,291
Lockheed Martin Corp.	3.550%	1/15/26	18,423	19,122
Martin Marietta Materials Inc.	4.250%	7/2/24	2,790	2,941
Martin Marietta Materials Inc.	3.450%	6/1/27	4,575	4,515
Martin Marietta Materials Inc.	3.500%	12/15/27	4,200	4,168
Masco Corp.	4.450%	4/1/25	5,193	5,512
Masco Corp.	4.375%	4/1/26	5,064	5,347
Masco Corp.	3.500%	11/15/27	750	739
Mohawk Industries Inc.	3.850%	2/1/23	6,487	6,705
Northrop Grumman Corp.	3.250%	8/1/23	14,043	14,327
Northrop Grumman Corp.	2.930%	1/15/25	11,800	11,684
Northrop Grumman Corp.	3.200%	2/1/27	3,400	3,412
Northrop Grumman Systems Corp.	7.875%	3/1/26	525	684
Owens Corning	4.200%	12/1/24	3,250	3,402
Owens Corning	3.400%	8/15/26	7,260	7,130
Parker-Hannifin Corp.	3.300%	11/21/24	4,550	4,650
Parker-Hannifin Corp.	3.250%	3/1/27	8,147	8,215
Precision Castparts Corp.	2.500%	1/15/23	9,100	9,030
Precision Castparts Corp.	3.250%	6/15/25	12,443	12,729
Raytheon Co.	3.150%	12/15/24	2,905	2,964
Republic Services Inc.	4.750%	5/15/23	2,163	2,357
Republic Services Inc.	3.200%	3/15/25	10,076	10,118
Republic Services Inc.	2.900%	7/1/26	1,133	1,105
Republic Services Inc.	3.375%	11/15/27	3,900	3,929
Rockwell Automation Inc.	2.875%	3/1/25	773	762
Rockwell Collins Inc.	3.700%	12/15/23	2,510	2,592
Rockwell Collins Inc.	3.200%	3/15/24	9,060	9,118
Rockwell Collins Inc.	3.500%	3/15/27	12,676	12,871
Roper Technologies Inc.	3.850%	12/15/25	1,575	1,627
Roper Technologies Inc.	3.800%	12/15/26	11,150	11,496
Snap-on Inc.	3.250%	3/1/27	2,575	2,615
Spirit AeroSystems Inc.	3.850%	6/15/26	4,000	4,044
Textron Inc.	4.300%	3/1/24	2,500	2,651
Textron Inc.	3.875%	3/1/25	2,220	2,302
Textron Inc.	4.000%	3/15/26	3,770	3,929
Textron Inc.	3.650%	3/15/27	6,658	6,739
The Timken Co.	3.875%	9/1/24	3,150	3,163
United Technologies Corp.	2.800%	5/4/24	11,275	11,188
United Technologies Corp.	2.650%	11/1/26	9,725	9,357
United Technologies Corp.	3.125%	5/4/27	5,150	5,142
Vulcan Materials Co.	4.500%	4/1/25	3,300	3,508
Wabtec Corp.	3.450%	11/15/26	6,880	6,713
Waste Management Inc.	2.400%	5/15/23	4,825	4,731
Waste Management Inc.	3.500%	5/15/24	4,010	4,153
Waste Management Inc.	3.125%	3/1/25	7,436	7,488
Waste Management Inc.	3.150%	11/15/27	6,975	6,943
Xylem Inc.	3.250%	11/1/26	4,685	4,658
Communication (3.2%)
21st Century Fox America Inc.	4.000%	10/1/23	2,475	2,597
21st Century Fox America Inc.	3.700%	9/15/24	3,825	3,985
21st Century Fox America Inc.	3.700%	10/15/25	5,250	5,479
21st Century Fox America Inc.	3.375%	11/15/26	1,600	1,636
Activision Blizzard Inc.	3.400%	9/15/26	11,225	11,314

54

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Activision Blizzard Inc.	3.400%	6/15/27	2,200	2,204
American Tower Corp.	3.500%	1/31/23	13,911	14,205
American Tower Corp.	5.000%	2/15/24	9,228	10,072
American Tower Corp.	4.000%	6/1/25	10,335	10,650
American Tower Corp.	4.400%	2/15/26	5,575	5,857
American Tower Corp.	3.375%	10/15/26	5,580	5,472
American Tower Corp.	3.550%	7/15/27	4,750	4,688
American Tower Corp.	3.600%	1/15/28	4,125	4,100
AT&T Inc.	2.850%	2/14/23	16,400	16,458
AT&T Inc.	3.600%	2/17/23	23,427	23,961
AT&T Inc.	3.800%	3/1/24	7,468	7,639
AT&T Inc.	4.450%	4/1/24	16,456	17,368
AT&T Inc.	3.400%	8/14/24	28,060	28,217
AT&T Inc.	3.950%	1/15/25	12,902	13,169
AT&T Inc.	3.400%	5/15/25	46,027	45,304
AT&T Inc.	4.125%	2/17/26	24,938	25,421
AT&T Inc.	4.250%	3/1/27	18,998	19,367
AT&T Inc.	3.900%	8/14/27	46,050	46,363
CBS Corp.	2.500%	2/15/23	5,600	5,454
5 CBS Corp.	2.900%	6/1/23	1,475	1,449
CBS Corp.	3.700%	8/15/24	6,545	6,717
CBS Corp.	3.500%	1/15/25	5,500	5,515
CBS Corp.	4.000%	1/15/26	7,403	7,549
CBS Corp.	2.900%	1/15/27	6,200	5,806
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	10,484	10,820
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	45,510	48,137
Comcast Corp.	2.850%	1/15/23	6,155	6,208
Comcast Corp.	2.750%	3/1/23	11,666	11,680
Comcast Corp.	3.000%	2/1/24	11,225	11,309
Comcast Corp.	3.600%	3/1/24	8,848	9,203
Comcast Corp.	3.375%	2/15/25	12,181	12,523
Comcast Corp.	3.375%	8/15/25	12,250	12,565
Comcast Corp.	3.150%	3/1/26	17,946	18,094
Comcast Corp.	2.350%	1/15/27	13,885	13,097
Comcast Corp.	3.300%	2/1/27	14,425	14,715
Crown Castle International Corp.	5.250%	1/15/23	15,486	16,955
Crown Castle International Corp.	3.200%	9/1/24	10,400	10,262
Crown Castle International Corp.	4.450%	2/15/26	10,603	11,130
Crown Castle International Corp.	3.700%	6/15/26	10,674	10,655
Crown Castle International Corp.	4.000%	3/1/27	5,750	5,872
Crown Castle International Corp.	3.650%	9/1/27	5,850	5,810
Discovery Communications LLC	2.950%	3/20/23	10,400	10,273
Discovery Communications LLC	3.250%	4/1/23	2,358	2,343
Discovery Communications LLC	3.800%	3/13/24	4,850	4,918
Discovery Communications LLC	3.450%	3/15/25	3,900	3,828
Discovery Communications LLC	4.900%	3/11/26	6,541	6,970
Electronic Arts Inc.	4.800%	3/1/26	4,500	4,934
Grupo Televisa SAB	6.625%	3/18/25	2,100	2,485
Grupo Televisa SAB	4.625%	1/30/26	6,135	6,499
Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,750	2,824
Interpublic Group of Cos. Inc.	4.200%	4/15/24	7,052	7,399
5 Moody's Corp.	2.625%	1/15/23	2,700	2,670
Moody's Corp.	4.875%	2/15/24	6,745	7,413
NBCUniversal Media LLC	2.875%	1/15/23	12,882	12,997
Omnicom Group Inc.	3.650%	11/1/24	13,665	13,943
Omnicom Group Inc.	3.600%	4/15/26	8,200	8,291
Rogers Communications Inc.	3.000%	3/15/23	5,495	5,499
Rogers Communications Inc.	4.100%	10/1/23	7,840	8,239
Rogers Communications Inc.	3.625%	12/15/25	5,150	5,257
Rogers Communications Inc.	2.900%	11/15/26	5,200	5,028
S&P Global Inc.	4.000%	6/15/25	11,200	11,779
S&P Global Inc.	4.400%	2/15/26	6,515	7,024
S&P Global Inc.	2.950%	1/22/27	4,624	4,500

55

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Scripps Networks Interactive Inc.	3.900%	11/15/24	5,300	5,414
Scripps Networks Interactive Inc.	3.950%	6/15/25	5,225	5,294
Telefonica Emisiones SAU	4.570%	4/27/23	6,859	7,379
Telefonica Emisiones SAU	4.103%	3/8/27	13,720	14,142
TELUS Corp.	2.800%	2/16/27	5,550	5,272
Thomson Reuters Corp.	4.300%	11/23/23	5,150	5,442
Thomson Reuters Corp.	3.850%	9/29/24	3,979	4,099
Thomson Reuters Corp.	3.350%	5/15/26	8,600	8,529
Time Warner Entertainment Co. LP	8.375%	3/15/23	5,253	6,384
Time Warner Inc.	4.050%	12/15/23	3,275	3,406
Time Warner Inc.	3.550%	6/1/24	6,850	6,955
Time Warner Inc.	3.600%	7/15/25	13,730	13,735
Time Warner Inc.	3.875%	1/15/26	7,175	7,279
Time Warner Inc.	2.950%	7/15/26	530	502
Time Warner Inc.	3.800%	2/15/27	20,702	20,663
Verizon Communications Inc.	5.150%	9/15/23	52,694	58,603
Verizon Communications Inc.	4.150%	3/15/24	11,810	12,433
Verizon Communications Inc.	3.500%	11/1/24	23,677	24,102
5 Verizon Communications Inc.	3.376%	2/15/25	37,615	37,709
Verizon Communications Inc.	2.625%	8/15/26	20,332	19,142
Verizon Communications Inc.	4.125%	3/16/27	30,650	31,987
Viacom Inc.	4.250%	9/1/23	10,450	10,610
Viacom Inc.	3.875%	4/1/24	6,370	6,349
Viacom Inc.	3.450%	10/4/26	3,515	3,337
Vodafone Group plc	2.950%	2/19/23	13,573	13,647
Walt Disney Co.	3.150%	9/17/25	7,000	7,108
Walt Disney Co.	3.000%	2/13/26	9,208	9,211
Walt Disney Co.	1.850%	7/30/26	16,655	15,235
Walt Disney Co.	2.950%	6/15/27	4,000	3,969
WPP Finance 2010	3.750%	9/19/24	6,873	7,006
Consumer Cyclical (3.2%)
Advance Auto Parts Inc.	4.500%	12/1/23	3,946	4,143
Alibaba Group Holding Ltd.	2.800%	6/6/23	3,750	3,728
Alibaba Group Holding Ltd.	3.600%	11/28/24	20,000	20,750
Alibaba Group Holding Ltd.	3.400%	12/6/27	19,500	19,492
5 Amazon.com Inc.	2.400%	2/22/23	13,500	13,355
5 Amazon.com Inc.	2.800%	8/22/24	18,050	17,991
Amazon.com Inc.	3.800%	12/5/24	6,939	7,330
Amazon.com Inc.	5.200%	12/3/25	8,900	10,213
5 Amazon.com Inc.	3.150%	8/22/27	30,000	30,038
American Honda Finance Corp.	2.900%	2/16/24	5,975	5,983
American Honda Finance Corp.	2.300%	9/9/26	2,300	2,168
Aptiv plc	4.250%	1/15/26	5,400	5,726
Automatic Data Processing Inc.	3.375%	9/15/25	7,840	8,082
AutoNation Inc.	3.500%	11/15/24	4,300	4,252
AutoNation Inc.	4.500%	10/1/25	3,740	3,921
AutoNation Inc.	3.800%	11/15/27	3,500	3,460
AutoZone Inc.	2.875%	1/15/23	125	125
AutoZone Inc.	3.125%	7/15/23	3,180	3,196
AutoZone Inc.	3.250%	4/15/25	4,120	4,105
AutoZone Inc.	3.125%	4/21/26	4,100	3,989
AutoZone Inc.	3.750%	6/1/27	6,100	6,190
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,925	1,913
Block Financial LLC	5.250%	10/1/25	4,450	4,736
BorgWarner Inc.	3.375%	3/15/25	2,950	2,967
Costco Wholesale Corp.	2.750%	5/18/24	11,251	11,228
Costco Wholesale Corp.	3.000%	5/18/27	8,800	8,804
Cummins Inc.	3.650%	10/1/23	2,989	3,146
CVS Health Corp.	4.000%	12/5/23	9,778	10,173
CVS Health Corp.	3.375%	8/12/24	8,225	8,240
CVS Health Corp.	3.875%	7/20/25	26,107	26,883
CVS Health Corp.	2.875%	6/1/26	17,682	16,964
Darden Restaurants Inc.	3.850%	5/1/27	4,050	4,118

56

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delphi Corp.	4.150%	3/15/24	6,516	6,894
Dollar General Corp.	3.250%	4/15/23	4,495	4,553
Dollar General Corp.	4.150%	11/1/25	6,912	7,341
Dollar General Corp.	3.875%	4/15/27	4,250	4,435
DR Horton Inc.	4.750%	2/15/23	2,500	2,670
DR Horton Inc.	5.750%	8/15/23	3,600	4,038
eBay Inc.	2.750%	1/30/23	5,070	5,017
eBay Inc.	3.450%	8/1/24	6,825	6,911
eBay Inc.	3.600%	6/5/27	7,450	7,383
Expedia Inc.	4.500%	8/15/24	3,610	3,771
Expedia Inc.	5.000%	2/15/26	6,495	6,944
Ford Motor Co.	4.346%	12/8/26	13,475	14,043
Ford Motor Credit Co. LLC	3.096%	5/4/23	5,750	5,703
Ford Motor Credit Co. LLC	4.375%	8/6/23	10,050	10,554
Ford Motor Credit Co. LLC	3.810%	1/9/24	10,100	10,316
Ford Motor Credit Co. LLC	3.664%	9/8/24	12,150	12,271
Ford Motor Credit Co. LLC	4.134%	8/4/25	14,413	14,925
Ford Motor Credit Co. LLC	4.389%	1/8/26	10,885	11,390
Ford Motor Credit Co. LLC	3.815%	11/2/27	5,880	5,856
General Motors Co.	4.875%	10/2/23	15,843	17,094
General Motors Co.	4.000%	4/1/25	2,283	2,340
General Motors Co.	4.200%	10/1/27	175	180
General Motors Financial Co. Inc.	3.700%	5/9/23	12,690	12,948
General Motors Financial Co. Inc.	4.250%	5/15/23	6,396	6,669
General Motors Financial Co. Inc.	3.950%	4/13/24	14,200	14,602
General Motors Financial Co. Inc.	3.500%	11/7/24	16,250	16,148
General Motors Financial Co. Inc.	4.000%	1/15/25	10,280	10,556
General Motors Financial Co. Inc.	4.300%	7/13/25	6,821	7,099
General Motors Financial Co. Inc.	5.250%	3/1/26	9,000	9,872
General Motors Financial Co. Inc.	4.000%	10/6/26	8,110	8,221
General Motors Financial Co. Inc.	4.350%	1/17/27	10,192	10,598
Harley-Davidson Inc.	3.500%	7/28/25	7,900	8,061
Harman International Industries Inc.	4.150%	5/15/25	2,600	2,705
Home Depot Inc.	2.700%	4/1/23	7,475	7,531
Home Depot Inc.	3.750%	2/15/24	9,225	9,723
Home Depot Inc.	3.350%	9/15/25	11,682	12,039
Home Depot Inc.	3.000%	4/1/26	12,777	12,782
Home Depot Inc.	2.125%	9/15/26	7,900	7,383
Home Depot Inc.	2.800%	9/14/27	5,800	5,696
Hyatt Hotels Corp.	3.375%	7/15/23	2,025	2,066
Hyatt Hotels Corp.	4.850%	3/15/26	3,643	3,965
JD.com Inc.	3.875%	4/29/26	4,825	4,842
Kohl's Corp.	3.250%	2/1/23	3,460	3,430
Kohl's Corp.	4.750%	12/15/23	2,250	2,373
Kohl's Corp.	4.250%	7/17/25	5,150	5,242
Lear Corp.	5.375%	3/15/24	1,464	1,537
Lear Corp.	5.250%	1/15/25	6,365	6,763
Lear Corp.	3.800%	9/15/27	5,200	5,180
Lowe's Cos. Inc.	3.875%	9/15/23	6,950	7,324
Lowe's Cos. Inc.	3.125%	9/15/24	2,461	2,495
Lowe's Cos. Inc.	3.375%	9/15/25	14,105	14,501
Lowe's Cos. Inc.	2.500%	4/15/26	10,575	10,118
Lowe's Cos. Inc.	3.100%	5/3/27	14,995	15,050
Macy's Retail Holdings Inc.	2.875%	2/15/23	11,038	10,320
Macy's Retail Holdings Inc.	4.375%	9/1/23	3,495	3,525
Macy's Retail Holdings Inc.	3.625%	6/1/24	5,045	4,857
Magna International Inc.	3.625%	6/15/24	8,000	8,256
Magna International Inc.	4.150%	10/1/25	5,500	5,854
Marriott International Inc.	3.750%	3/15/25	2,500	2,568
Marriott International Inc.	3.750%	10/1/25	2,735	2,812
Marriott International Inc.	3.125%	6/15/26	8,675	8,529
Mastercard Inc.	3.375%	4/1/24	8,480	8,800
Mastercard Inc.	2.950%	11/21/26	10,450	10,446
McDonald's Corp.	3.375%	5/26/25	6,587	6,739

57

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald's Corp.	3.700%	1/30/26	15,578	16,236
McDonald's Corp.	3.500%	3/1/27	12,300	12,675
NIKE Inc.	2.250%	5/1/23	2,623	2,604
NIKE Inc.	2.375%	11/1/26	7,525	7,154
Nordstrom Inc.	4.000%	3/15/27	3,400	3,365
O'Reilly Automotive Inc.	3.850%	6/15/23	3,675	3,845
O'Reilly Automotive Inc.	3.550%	3/15/26	3,562	3,586
O'Reilly Automotive Inc.	3.600%	9/1/27	6,430	6,438
Priceline Group Inc.	2.750%	3/15/23	4,901	4,829
Priceline Group Inc.	3.650%	3/15/25	6,850	6,930
Priceline Group Inc.	3.600%	6/1/26	7,570	7,600
QVC Inc.	4.375%	3/15/23	8,051	8,231
QVC Inc.	4.850%	4/1/24	7,925	8,292
QVC Inc.	4.450%	2/15/25	1,265	1,293
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	3,000	2,966
Starbucks Corp.	3.850%	10/1/23	7,935	8,415
Starbucks Corp.	2.450%	6/15/26	3,600	3,449
Tapestry Inc.	4.250%	4/1/25	5,000	5,108
Tapestry Inc.	4.125%	7/15/27	5,600	5,605
Target Corp.	3.500%	7/1/24	7,436	7,737
Target Corp.	2.500%	4/15/26	9,458	9,077
TJX Cos. Inc.	2.500%	5/15/23	4,575	4,490
TJX Cos. Inc.	2.250%	9/15/26	8,595	8,064
Toyota Motor Credit Corp.	2.625%	1/10/23	3,280	3,279
Toyota Motor Credit Corp.	2.250%	10/18/23	5,500	5,370
Toyota Motor Credit Corp.	2.900%	4/17/24	6,250	6,309
Toyota Motor Credit Corp.	3.200%	1/11/27	7,670	7,776
Visa Inc.	3.150%	12/14/25	40,400	41,255
Visa Inc.	2.750%	9/15/27	5,500	5,424
Wal-Mart Stores Inc.	2.350%	12/15/22	8,425	8,380
Wal-Mart Stores Inc.	2.550%	4/11/23	20,281	20,346
Wal-Mart Stores Inc.	3.300%	4/22/24	15,693	16,277
Wal-Mart Stores Inc.	2.650%	12/15/24	12,100	12,088
Walgreens Boots Alliance Inc.	3.800%	11/18/24	20,578	21,022
Walgreens Boots Alliance Inc.	3.450%	6/1/26	23,610	23,347
Wyndham Worldwide Corp.	3.900%	3/1/23	7,125	7,061
Wyndham Worldwide Corp.	5.100%	10/1/25	2,790	2,940
Wyndham Worldwide Corp.	4.500%	4/1/27	2,000	2,036
Consumer Noncyclical (6.2%)
Abbott Laboratories	3.250%	4/15/23	6,710	6,790
Abbott Laboratories	3.400%	11/30/23	22,875	23,274
Abbott Laboratories	2.950%	3/15/25	6,025	5,931
Abbott Laboratories	3.875%	9/15/25	2,265	2,349
Abbott Laboratories	3.750%	11/30/26	29,105	29,894
AbbVie Inc.	2.850%	5/14/23	11,217	11,192
AbbVie Inc.	3.600%	5/14/25	35,019	35,990
AbbVie Inc.	3.200%	5/14/26	23,261	23,185
Agilent Technologies Inc.	3.875%	7/15/23	5,470	5,671
Agilent Technologies Inc.	3.050%	9/22/26	2,500	2,412
Allergan Funding SCS	3.850%	6/15/24	13,825	14,147
Allergan Funding SCS	3.800%	3/15/25	38,725	39,269
Allergan Inc.	2.800%	3/15/23	4,450	4,375
Altria Group Inc.	2.950%	5/2/23	4,150	4,161
Altria Group Inc.	4.000%	1/31/24	12,940	13,723
Altria Group Inc.	2.625%	9/16/26	4,160	4,021
AmerisourceBergen Corp.	3.400%	5/15/24	4,900	4,989
AmerisourceBergen Corp.	3.250%	3/1/25	3,875	3,906
AmerisourceBergen Corp.	3.450%	12/15/27	5,500	5,461
Amgen Inc.	2.250%	8/19/23	7,150	6,930
Amgen Inc.	3.625%	5/22/24	12,550	13,058
Amgen Inc.	3.125%	5/1/25	8,435	8,468
Amgen Inc.	2.600%	8/19/26	10,715	10,261
Amgen Inc.	3.200%	11/2/27	6,630	6,644

58

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	12,197	12,129
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	55,515	56,754
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	13,860	14,486
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	104,085	107,361
Archer-Daniels-Midland Co.	2.500%	8/11/26	9,253	8,833
AstraZeneca plc	3.375%	11/16/25	13,216	13,408
AstraZeneca plc	3.125%	6/12/27	6,875	6,803
5 BAT Capital Corp.	3.222%	8/15/24	21,904	21,906
5 BAT Capital Corp.	3.557%	8/15/27	32,600	32,632
Baxalta Inc.	4.000%	6/23/25	18,747	19,365
Baxter International Inc.	2.600%	8/15/26	5,867	5,585
Beam Suntory Inc.	3.250%	6/15/23	500	506
Becton Dickinson & Co.	3.875%	5/15/24	1,231	1,248
Becton Dickinson & Co.	3.363%	6/6/24	13,650	13,696
Becton Dickinson & Co.	3.734%	12/15/24	17,447	17,843
Becton Dickinson & Co.	3.700%	6/6/27	20,700	20,856
Biogen Inc.	4.050%	9/15/25	18,510	19,596
Boston Scientific Corp.	4.125%	10/1/23	3,906	4,089
Boston Scientific Corp.	3.850%	5/15/25	4,550	4,678
Bristol-Myers Squibb Co.	7.150%	6/15/23	425	516
Bristol-Myers Squibb Co.	3.250%	11/1/23	1,200	1,243
Bristol-Myers Squibb Co.	3.250%	2/27/27	7,067	7,256
Bunge Ltd. Finance Corp.	3.250%	8/15/26	6,012	5,739
Bunge Ltd. Finance Corp.	3.750%	9/25/27	7,200	7,036
Campbell Soup Co.	3.300%	3/19/25	900	897
Cardinal Health Inc.	3.200%	3/15/23	3,000	3,002
Cardinal Health Inc.	3.079%	6/15/24	11,098	10,922
Cardinal Health Inc.	3.750%	9/15/25	3,325	3,389
Cardinal Health Inc.	3.410%	6/15/27	12,565	12,292
Celgene Corp.	2.750%	2/15/23	6,640	6,570
Celgene Corp.	4.000%	8/15/23	5,350	5,592
Celgene Corp.	3.625%	5/15/24	10,242	10,530
Celgene Corp.	3.875%	8/15/25	24,015	24,832
Celgene Corp.	3.450%	11/15/27	4,685	4,695
Church & Dwight Co. Inc.	3.150%	8/1/27	2,250	2,214
Clorox Co.	3.500%	12/15/24	5,000	5,138
Clorox Co.	3.100%	10/1/27	3,550	3,551
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	3,620	3,671
Coca-Cola Co.	2.500%	4/1/23	8,184	8,202
Coca-Cola Co.	3.200%	11/1/23	10,560	10,938
Coca-Cola Co.	2.875%	10/27/25	14,500	14,561
Coca-Cola Co.	2.550%	6/1/26	2,000	1,949
Coca-Cola Co.	2.250%	9/1/26	12,350	11,726
Coca-Cola Co.	2.900%	5/25/27	4,500	4,513
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	7,900	8,202
Colgate-Palmolive Co.	1.950%	2/1/23	5,000	4,859
Colgate-Palmolive Co.	2.100%	5/1/23	3,432	3,353
Colgate-Palmolive Co.	3.250%	3/15/24	4,895	5,043
Conagra Brands Inc.	3.250%	9/15/22	2,525	2,552
Conagra Brands Inc.	3.200%	1/25/23	5,183	5,237
Constellation Brands Inc.	4.250%	5/1/23	15,600	16,526
Constellation Brands Inc.	4.750%	11/15/24	4,100	4,490
Constellation Brands Inc.	4.750%	12/1/25	2,617	2,876
Constellation Brands Inc.	3.700%	12/6/26	6,010	6,178
Constellation Brands Inc.	3.500%	5/9/27	4,500	4,577
CR Bard Inc.	3.000%	5/15/26	4,050	3,984
Danaher Corp.	3.350%	9/15/25	4,475	4,624
Diageo Capital plc	2.625%	4/29/23	9,960	9,943
Dignity Health California GO	3.812%	11/1/24	3,000	3,085
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	9,525	9,626
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	1,900	1,918
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	2,600	2,455
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	525	526
5 Dr Pepper Snapple Group Inc.	3.430%	6/15/27	2,500	2,501

59

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eli Lilly & Co.	2.750%	6/1/25	7,165	7,196
Eli Lilly & Co.	3.100%	5/15/27	6,875	6,973
Estee Lauder Cos. Inc.	3.150%	3/15/27	6,100	6,141
Express Scripts Holding Co.	3.000%	7/15/23	16,416	16,346
Express Scripts Holding Co.	3.500%	6/15/24	8,200	8,254
Express Scripts Holding Co.	4.500%	2/25/26	21,586	22,908
Express Scripts Holding Co.	3.400%	3/1/27	14,758	14,434
Flowers Foods Inc.	3.500%	10/1/26	1,600	1,560
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,950	1,932
General Mills Inc.	3.650%	2/15/24	2,359	2,474
General Mills Inc.	3.200%	2/10/27	5,700	5,662
Gilead Sciences Inc.	2.500%	9/1/23	10,612	10,460
Gilead Sciences Inc.	3.700%	4/1/24	19,433	20,287
Gilead Sciences Inc.	3.500%	2/1/25	17,210	17,739
Gilead Sciences Inc.	3.650%	3/1/26	25,543	26,447
Gilead Sciences Inc.	2.950%	3/1/27	10,717	10,518
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	6,720	6,783
Hasbro Inc.	3.500%	9/15/27	4,375	4,285
Hershey Co.	2.625%	5/1/23	1,250	1,257
Hershey Co.	3.200%	8/21/25	1,900	1,911
Hershey Co.	2.300%	8/15/26	4,563	4,281
Ingredion Inc.	3.200%	10/1/26	4,330	4,247
JM Smucker Co.	3.500%	3/15/25	9,275	9,474
JM Smucker Co.	3.375%	12/15/27	5,300	5,305
Johnson & Johnson	2.050%	3/1/23	7,150	7,000
Johnson & Johnson	3.375%	12/5/23	6,865	7,169
Johnson & Johnson	2.625%	1/15/25	6,300	6,232
Johnson & Johnson	2.450%	3/1/26	16,625	16,174
Johnson & Johnson	2.950%	3/3/27	9,375	9,439
Johnson & Johnson	2.900%	1/15/28	6,000	6,013
Kaiser Foundation Hospitals	3.150%	5/1/27	5,025	5,027
Kellogg Co.	2.650%	12/1/23	6,900	6,790
Kellogg Co.	3.250%	4/1/26	8,025	7,982
Kellogg Co.	3.400%	11/15/27	5,550	5,520
Kimberly-Clark Corp.	2.400%	6/1/23	2,025	1,993
Kimberly-Clark Corp.	3.050%	8/15/25	2,400	2,404
Kimberly-Clark Corp.	2.750%	2/15/26	4,835	4,761
Kraft Heinz Foods Co.	3.950%	7/15/25	16,863	17,413
Kraft Heinz Foods Co.	3.000%	6/1/26	19,686	18,940
Laboratory Corp. of America Holdings	4.000%	11/1/23	2,175	2,266
Laboratory Corp. of America Holdings	3.250%	9/1/24	5,100	5,095
Laboratory Corp. of America Holdings	3.600%	2/1/25	9,075	9,226
Laboratory Corp. of America Holdings	3.600%	9/1/27	7,225	7,228
McCormick & Co. Inc.	3.150%	8/15/24	5,050	5,082
McCormick & Co. Inc.	3.400%	8/15/27	13,000	13,176
McKesson Corp.	2.850%	3/15/23	545	543
McKesson Corp.	3.796%	3/15/24	10,380	10,746
Mead Johnson Nutrition Co.	4.125%	11/15/25	6,880	7,322
Medtronic Global Holdings SCA	3.350%	4/1/27	11,516	11,779
Medtronic Inc.	2.750%	4/1/23	3,150	3,152
Medtronic Inc.	3.625%	3/15/24	7,400	7,735
Medtronic Inc.	3.500%	3/15/25	41,189	42,798
Merck & Co. Inc.	2.800%	5/18/23	16,535	16,646
Merck & Co. Inc.	2.750%	2/10/25	23,277	23,166
Molson Coors Brewing Co.	3.000%	7/15/26	18,686	18,279
Mylan Inc.	4.200%	11/29/23	3,985	4,131
Mylan NV	3.950%	6/15/26	20,555	20,740
Newell Brands Inc.	3.850%	4/1/23	21,188	21,915
Newell Brands Inc.	4.000%	12/1/24	6,880	7,152
Newell Brands Inc.	3.900%	11/1/25	6,051	6,205
Newell Brands Inc.	4.200%	4/1/26	18,840	19,647
Novartis Capital Corp.	3.400%	5/6/24	18,810	19,556
Novartis Capital Corp.	3.000%	11/20/25	16,566	16,700
Novartis Capital Corp.	3.100%	5/17/27	9,195	9,341

60

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PepsiCo Inc.	2.750%	3/1/23	13,025	13,147
PepsiCo Inc.	3.600%	3/1/24	4,545	4,769
PepsiCo Inc.	2.750%	4/30/25	10,537	10,541
PepsiCo Inc.	3.500%	7/17/25	6,970	7,244
PepsiCo Inc.	2.850%	2/24/26	3,650	3,615
PepsiCo Inc.	2.375%	10/6/26	13,785	13,080
PepsiCo Inc.	3.000%	10/15/27	14,000	13,947
Perrigo Finance Unlimited Co.	3.900%	12/15/24	6,767	6,839
Perrigo Finance Unlimited Co.	4.375%	3/15/26	11,975	12,291
Pfizer Inc.	3.000%	6/15/23	7,396	7,547
Pfizer Inc.	5.800%	8/12/23	366	424
Pfizer Inc.	3.400%	5/15/24	6,150	6,391
Pfizer Inc.	2.750%	6/3/26	17,905	17,647
Pfizer Inc.	3.000%	12/15/26	14,600	14,698
Philip Morris International Inc.	2.625%	3/6/23	5,160	5,108
Philip Morris International Inc.	2.125%	5/10/23	5,150	4,970
Philip Morris International Inc.	3.600%	11/15/23	5,375	5,563
Philip Morris International Inc.	3.250%	11/10/24	7,412	7,538
Philip Morris International Inc.	3.375%	8/11/25	7,695	7,861
Philip Morris International Inc.	2.750%	2/25/26	7,025	6,872
Philip Morris International Inc.	3.125%	8/17/27	1,665	1,662
Procter & Gamble Co.	3.100%	8/15/23	8,289	8,489
Procter & Gamble Co.	2.700%	2/2/26	5,733	5,649
Procter & Gamble Co.	2.450%	11/3/26	8,050	7,742
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	1,675	1,619
Quest Diagnostics Inc.	4.250%	4/1/24	2,600	2,757
Quest Diagnostics Inc.	3.500%	3/30/25	1,950	1,973
Quest Diagnostics Inc.	3.450%	6/1/26	8,325	8,340
Reynolds American Inc.	4.850%	9/15/23	4,750	5,167
Reynolds American Inc.	4.450%	6/12/25	24,403	25,968
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	27,044	26,491
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	26,470	25,864
SSM Health Care Corp.	3.823%	6/1/27	2,900	2,993
Stryker Corp.	3.375%	5/15/24	4,625	4,759
Stryker Corp.	3.375%	11/1/25	6,516	6,669
Stryker Corp.	3.500%	3/15/26	6,730	6,946
Sysco Corp.	3.750%	10/1/25	5,000	5,196
Sysco Corp.	3.300%	7/15/26	6,715	6,743
Sysco Corp.	3.250%	7/15/27	11,150	11,128
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	27,246	23,691
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	29,375	24,156
The Kroger Co.	3.850%	8/1/23	9,450	9,818
The Kroger Co.	4.000%	2/1/24	4,706	4,864
The Kroger Co.	3.500%	2/1/26	1,575	1,560
The Kroger Co.	2.650%	10/15/26	10,766	10,037
The Kroger Co.	3.700%	8/1/27	3,380	3,403
Thermo Fisher Scientific Inc.	3.150%	1/15/23	5,475	5,530
Thermo Fisher Scientific Inc.	3.000%	4/15/23	10,020	10,061
Thermo Fisher Scientific Inc.	4.150%	2/1/24	9,445	10,015
Thermo Fisher Scientific Inc.	3.650%	12/15/25	4,250	4,376
Thermo Fisher Scientific Inc.	2.950%	9/19/26	10,730	10,452
Thermo Fisher Scientific Inc.	3.200%	8/15/27	5,500	5,448
Tyson Foods Inc.	3.950%	8/15/24	14,831	15,612
Tyson Foods Inc.	3.550%	6/2/27	11,822	12,017
Unilever Capital Corp.	2.600%	5/5/24	15,500	15,294
Unilever Capital Corp.	3.100%	7/30/25	2,675	2,705
Unilever Capital Corp.	2.000%	7/28/26	5,700	5,258
Whirlpool Corp.	4.000%	3/1/24	2,925	3,072
Whirlpool Corp.	3.700%	5/1/25	3,025	3,102
Wyeth LLC	7.250%	3/1/23	1,000	1,207
Wyeth LLC	6.450%	2/1/24	5,750	6,939
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	18,805	18,811
Zoetis Inc.	3.250%	2/1/23	14,473	14,700
Zoetis Inc.	4.500%	11/13/25	3,290	3,579

61

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Zoetis Inc.	3.000%	9/12/27	7,500	7,324
Energy (4.0%)
Anadarko Petroleum Corp.	3.450%	7/15/24	7,575	7,512
Anadarko Petroleum Corp.	5.550%	3/15/26	12,227	13,690
5 Andeavor	4.750%	12/15/23	11,800	12,685
Andeavor	5.125%	4/1/24	2,560	2,682
5 Andeavor	5.125%	12/15/26	8,975	9,872
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	6,828	7,178
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	2,200	2,222
Apache Corp.	2.625%	1/15/23	2,050	2,004
5 Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	3.337%	12/15/27	8,500	8,481
Boardwalk Pipelines LP	3.375%	2/1/23	2,537	2,510
Boardwalk Pipelines LP	4.950%	12/15/24	4,730	5,014
Boardwalk Pipelines LP	5.950%	6/1/26	6,090	6,786
Boardwalk Pipelines LP	4.450%	7/15/27	3,612	3,664
BP Capital Markets plc	2.750%	5/10/23	20,063	20,108
BP Capital Markets plc	3.994%	9/26/23	6,800	7,222
BP Capital Markets plc	3.216%	11/28/23	6,385	6,520
BP Capital Markets plc	3.814%	2/10/24	7,727	8,131
BP Capital Markets plc	3.224%	4/14/24	9,812	10,016
BP Capital Markets plc	3.535%	11/4/24	6,830	7,099
BP Capital Markets plc	3.506%	3/17/25	11,959	12,376
BP Capital Markets plc	3.119%	5/4/26	13,950	14,050
BP Capital Markets plc	3.017%	1/16/27	6,287	6,205
BP Capital Markets plc	3.588%	4/14/27	5,000	5,162
BP Capital Markets plc	3.279%	9/19/27	14,400	14,537
Buckeye Partners LP	4.150%	7/1/23	4,850	5,025
Buckeye Partners LP	4.350%	10/15/24	715	732
Buckeye Partners LP	3.950%	12/1/26	6,025	5,886
Buckeye Partners LP	4.125%	12/1/27	850	840
Canadian Natural Resources Ltd.	2.950%	1/15/23	9,175	9,122
Canadian Natural Resources Ltd.	3.800%	4/15/24	5,695	5,844
Canadian Natural Resources Ltd.	3.900%	2/1/25	1,791	1,831
Canadian Natural Resources Ltd.	3.850%	6/1/27	18,035	18,414
Cenovus Energy Inc.	3.800%	9/15/23	3,100	3,166
Cenovus Energy Inc.	4.250%	4/15/27	15,271	15,156
Chevron Corp.	2.566%	5/16/23	4,052	4,042
Chevron Corp.	3.191%	6/24/23	22,914	23,489
Chevron Corp.	2.895%	3/3/24	11,228	11,304
Chevron Corp.	3.326%	11/17/25	7,114	7,339
Chevron Corp.	2.954%	5/16/26	18,302	18,247
Cimarex Energy Co.	4.375%	6/1/24	7,100	7,536
Cimarex Energy Co.	3.900%	5/15/27	8,460	8,646
Columbia Pipeline Group Inc.	4.500%	6/1/25	10,745	11,445
Concho Resources Inc.	4.375%	1/15/25	1,300	1,350
Concho Resources Inc.	3.750%	10/1/27	13,013	13,143
ConocoPhillips Co.	3.350%	11/15/24	10,700	11,001
ConocoPhillips Co.	4.950%	3/15/26	11,750	13,336
Devon Energy Corp.	5.850%	12/15/25	5,680	6,622
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	6,791	6,871
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	25	26
Enable Midstream Partners LP	3.900%	5/15/24	4,450	4,454
Enable Midstream Partners LP	4.400%	3/15/27	6,812	6,938
Enbridge Energy Partners LP	5.875%	10/15/25	4,625	5,228
Enbridge Inc.	4.000%	10/1/23	2,300	2,396
Enbridge Inc.	3.500%	6/10/24	6,630	6,643
Enbridge Inc.	4.250%	12/1/26	9,150	9,547
Enbridge Inc.	3.700%	7/15/27	6,970	6,984
Energy Transfer LP	3.600%	2/1/23	10,683	10,710
Energy Transfer LP	4.900%	2/1/24	4,000	4,215
Energy Transfer LP	4.050%	3/15/25	11,950	11,939
Energy Transfer LP	4.750%	1/15/26	6,277	6,517

62

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer LP	4.200%	4/15/27	2,500	2,471
EnLink Midstream Partners LP	4.400%	4/1/24	7,686	7,900
EnLink Midstream Partners LP	4.150%	6/1/25	3,475	3,506
EnLink Midstream Partners LP	4.850%	7/15/26	6,030	6,313
Enterprise Products Operating LLC	3.350%	3/15/23	16,259	16,566
Enterprise Products Operating LLC	3.900%	2/15/24	5,800	6,049
Enterprise Products Operating LLC	3.750%	2/15/25	15,441	15,893
Enterprise Products Operating LLC	3.700%	2/15/26	3,672	3,754
4 Enterprise Products Operating LLC	5.250%	8/16/77	4,150	4,110
EOG Resources Inc.	2.625%	3/15/23	8,955	8,830
EOG Resources Inc.	3.150%	4/1/25	3,745	3,722
EOG Resources Inc.	4.150%	1/15/26	7,540	7,997
EQT Corp.	3.900%	10/1/27	11,800	11,701
EQT Midstream Partners LP	4.000%	8/1/24	3,300	3,307
EQT Midstream Partners LP	4.125%	12/1/26	950	946
Exxon Mobil Corp.	2.726%	3/1/23	19,380	19,499
Exxon Mobil Corp.	3.176%	3/15/24	2,770	2,847
Exxon Mobil Corp.	2.709%	3/6/25	13,403	13,323
Exxon Mobil Corp.	3.043%	3/1/26	21,587	21,919
Halliburton Co.	3.500%	8/1/23	7,971	8,180
Halliburton Co.	3.800%	11/15/25	21,660	22,458
Helmerich & Payne International Drilling Co.	4.650%	3/15/25	5,010	5,263
Hess Corp.	3.500%	7/15/24	1,550	1,529
Hess Corp.	4.300%	4/1/27	10,400	10,420
HollyFrontier Corp.	5.875%	4/1/26	8,895	9,901
Husky Energy Inc.	4.000%	4/15/24	7,905	8,190
Kerr-McGee Corp.	6.950%	7/1/24	5,100	6,012
Kinder Morgan Energy Partners LP	3.450%	2/15/23	6,550	6,579
Kinder Morgan Energy Partners LP	3.500%	9/1/23	11,000	10,991
Kinder Morgan Energy Partners LP	4.150%	2/1/24	5,970	6,176
Kinder Morgan Energy Partners LP	4.300%	5/1/24	10,853	11,295
Kinder Morgan Energy Partners LP	4.250%	9/1/24	4,950	5,123
Kinder Morgan Inc.	3.150%	1/15/23	8,170	8,093
Kinder Morgan Inc.	4.300%	6/1/25	7,850	8,171
Magellan Midstream Partners LP	5.000%	3/1/26	7,021	7,808
Marathon Oil Corp.	3.850%	6/1/25	13,395	13,598
Marathon Oil Corp.	4.400%	7/15/27	7,600	7,940
Marathon Petroleum Corp.	3.625%	9/15/24	6,372	6,494
MPLX LP	4.500%	7/15/23	14,718	15,529
MPLX LP	4.875%	12/1/24	13,757	14,776
MPLX LP	4.000%	2/15/25	6,755	6,883
MPLX LP	4.875%	6/1/25	14,028	15,017
MPLX LP	4.125%	3/1/27	7,815	7,977
National Fuel Gas Co.	3.750%	3/1/23	4,616	4,647
National Fuel Gas Co.	5.200%	7/15/25	2,337	2,501
National Fuel Gas Co.	3.950%	9/15/27	2,250	2,235
Noble Energy Inc.	3.900%	11/15/24	7,395	7,599
Occidental Petroleum Corp.	2.700%	2/15/23	8,622	8,595
Occidental Petroleum Corp.	3.500%	6/15/25	4,738	4,894
Occidental Petroleum Corp.	3.400%	4/15/26	18,230	18,701
Occidental Petroleum Corp.	3.000%	2/15/27	1,875	1,860
Oceaneering International Inc.	4.650%	11/15/24	3,425	3,336
ONEOK Inc.	7.500%	9/1/23	4,240	5,045
ONEOK Inc.	4.000%	7/13/27	5,750	5,839
ONEOK Partners LP	5.000%	9/15/23	2,950	3,160
ONEOK Partners LP	4.900%	3/15/25	4,550	4,886
Phillips 66 Partners LP	3.605%	2/15/25	4,925	4,953
Phillips 66 Partners LP	3.550%	10/1/26	5,500	5,437
Pioneer Natural Resources Co.	4.450%	1/15/26	3,850	4,122
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	4,746	4,721
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	11,145	10,826
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	8,875	9,123
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	6,300	6,414

63

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	9,445	9,776
Sabine Pass Liquefaction LLC	5.625%	4/15/23	11,759	12,847
Sabine Pass Liquefaction LLC	5.750%	5/15/24	23,650	26,192
Sabine Pass Liquefaction LLC	5.625%	3/1/25	18,675	20,542
Sabine Pass Liquefaction LLC	5.875%	6/30/26	18,705	20,856
Sabine Pass Liquefaction LLC	5.000%	3/15/27	11,250	11,981
Schlumberger Investment SA	3.650%	12/1/23	16,005	16,795
Shell International Finance BV	2.250%	1/6/23	11,205	11,004
Shell International Finance BV	3.400%	8/12/23	6,689	6,935
Shell International Finance BV	3.250%	5/11/25	19,405	19,936
Shell International Finance BV	2.875%	5/10/26	17,947	17,860
Shell International Finance BV	2.500%	9/12/26	18,025	17,455
Spectra Energy Capital LLC	3.300%	3/15/23	3,475	3,468
Spectra Energy Partners LP	4.750%	3/15/24	15,578	16,840
Spectra Energy Partners LP	3.500%	3/15/25	3,125	3,130
Spectra Energy Partners LP	3.375%	10/15/26	1,899	1,866
Suncor Energy Inc.	3.600%	12/1/24	6,345	6,495
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	2,525	2,511
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	5,116	5,219
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	5,700	6,358
Sunoco Logistics Partners Operations LP	3.900%	7/15/26	6,000	5,870
Sunoco Logistics Partners Operations LP	4.000%	10/1/27	3,500	3,436
TC PipeLines LP	3.900%	5/25/27	5,000	5,022
5 Texas Eastern Transmission LP	2.800%	10/15/22	25	25
Total Capital Canada Ltd.	2.750%	7/15/23	9,325	9,366
Total Capital International SA	2.700%	1/25/23	11,090	11,108
Total Capital International SA	3.700%	1/15/24	9,866	10,387
Total Capital International SA	3.750%	4/10/24	9,674	10,196
TransCanada PipeLines Ltd.	3.750%	10/16/23	7,650	8,000
TransCanada PipeLines Ltd.	4.875%	1/15/26	6,875	7,709
Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	1,480	1,892
Valero Energy Corp.	3.650%	3/15/25	4,200	4,328
Valero Energy Corp.	3.400%	9/15/26	12,450	12,455
Valero Energy Partners LP	4.375%	12/15/26	4,450	4,638
Western Gas Partners LP	3.950%	6/1/25	6,800	6,794
Western Gas Partners LP	4.650%	7/1/26	5,814	6,040
Williams Partners LP	4.500%	11/15/23	3,000	3,170
Williams Partners LP	4.300%	3/4/24	8,977	9,380
Williams Partners LP	3.900%	1/15/25	13,458	13,745
Williams Partners LP	4.000%	9/15/25	12,636	12,960
Williams Partners LP	3.750%	6/15/27	13,949	13,977
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	10,995	11,490
Other Industrial (0.1%)
CBRE Services Inc.	5.000%	3/15/23	5,688	5,854
CBRE Services Inc.	5.250%	3/15/25	4,800	5,278
CBRE Services Inc.	4.875%	3/1/26	4,460	4,834
Cintas Corp. No 2	3.700%	4/1/27	9,175	9,536
Fluor Corp.	3.500%	12/15/24	6,070	6,230
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	10,976	11,338
Technology (4.2%)
Adobe Systems Inc.	3.250%	2/1/25	9,505	9,744
Alphabet Inc.	3.375%	2/25/24	9,670	10,107
Alphabet Inc.	1.998%	8/15/26	15,499	14,594
Altera Corp.	4.100%	11/15/23	8,360	8,979
Amphenol Corp.	3.200%	4/1/24	2,950	2,962
Analog Devices Inc.	2.875%	6/1/23	6,316	6,288
Analog Devices Inc.	3.125%	12/5/23	5,035	5,057
Analog Devices Inc.	3.900%	12/15/25	4,925	5,136
Analog Devices Inc.	3.500%	12/5/26	9,485	9,591
Apple Inc.	2.400%	1/13/23	6,000	5,939
Apple Inc.	2.850%	2/23/23	14,091	14,263
Apple Inc.	2.400%	5/3/23	51,722	51,172

64

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	3.000%	2/9/24	16,798	16,990
Apple Inc.	3.450%	5/6/24	23,585	24,449
Apple Inc.	2.850%	5/11/24	16,200	16,252
Apple Inc.	2.750%	1/13/25	13,000	12,897
Apple Inc.	2.500%	2/9/25	14,709	14,367
Apple Inc.	3.200%	5/13/25	18,385	18,730
Apple Inc.	3.250%	2/23/26	29,695	30,303
Apple Inc.	2.450%	8/4/26	21,150	20,315
Apple Inc.	3.350%	2/9/27	21,449	21,966
Apple Inc.	3.200%	5/11/27	19,105	19,329
Apple Inc.	3.000%	6/20/27	10,100	10,014
Apple Inc.	2.900%	9/12/27	18,450	18,166
Apple Inc.	3.000%	11/13/27	13,700	13,625
Applied Materials Inc.	3.900%	10/1/25	6,760	7,180
Applied Materials Inc.	3.300%	4/1/27	11,285	11,452
Arrow Electronics Inc.	4.500%	3/1/23	2,824	2,954
Arrow Electronics Inc.	3.250%	9/8/24	5,600	5,483
Arrow Electronics Inc.	4.000%	4/1/25	2,475	2,524
Autodesk Inc.	4.375%	6/15/25	2,300	2,419
Autodesk Inc.	3.500%	6/15/27	4,400	4,325
Avnet Inc.	4.625%	4/15/26	5,180	5,379
Baidu Inc.	4.125%	6/30/25	4,000	4,152
Baidu Inc.	3.625%	7/6/27	5,725	5,653
5 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	9,200	8,872
5 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	24,577	24,459
5 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	13,250	12,658
5 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	46,335	45,573
Broadridge Financial Solutions Inc.	3.400%	6/27/26	3,770	3,692
CA Inc.	4.700%	3/15/27	3,200	3,315
Cadence Design Systems Inc.	4.375%	10/15/24	2,275	2,395
Cisco Systems Inc.	2.600%	2/28/23	5,200	5,204
Cisco Systems Inc.	2.200%	9/20/23	4,260	4,173
Cisco Systems Inc.	3.625%	3/4/24	9,255	9,757
Cisco Systems Inc.	2.950%	2/28/26	12,425	12,448
Cisco Systems Inc.	2.500%	9/20/26	14,003	13,570
Citrix Systems Inc.	4.500%	12/1/27	7,000	7,114
5 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	35,330	38,127
5 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	41,283	45,335
DXC Technology Co.	4.250%	4/15/24	9,450	9,838
DXC Technology Co.	4.750%	4/15/27	5,015	5,326
Fidelity National Information Services Inc.	3.500%	4/15/23	6,952	7,102
Fidelity National Information Services Inc.	3.875%	6/5/24	3,613	3,742
Fidelity National Information Services Inc.	5.000%	10/15/25	6,316	6,972
Fidelity National Information Services Inc.	3.000%	8/15/26	15,312	14,808
Fiserv Inc.	3.850%	6/1/25	8,400	8,738
Flex Ltd.	5.000%	2/15/23	4,082	4,375
Flex Ltd.	4.750%	6/15/25	4,500	4,819
Hewlett Packard Enterprise Co.	4.900%	10/15/25	23,520	24,787
Intel Corp.	2.875%	5/11/24	15,229	15,330
Intel Corp.	3.700%	7/29/25	23,633	24,952
Intel Corp.	2.600%	5/19/26	2,739	2,675
Intel Corp.	3.150%	5/11/27	11,030	11,223
International Business Machines Corp.	3.375%	8/1/23	12,800	13,221
International Business Machines Corp.	3.625%	2/12/24	22,092	23,065
International Business Machines Corp.	3.450%	2/19/26	12,381	12,794
International Business Machines Corp.	3.300%	1/27/27	6,220	6,340
International Business Machines Corp.	6.220%	8/1/27	2,800	3,492
Juniper Networks Inc.	4.500%	3/15/24	2,970	3,088
Juniper Networks Inc.	4.350%	6/15/25	2,025	2,079
Keysight Technologies Inc.	4.550%	10/30/24	4,850	5,143
Keysight Technologies Inc.	4.600%	4/6/27	6,000	6,321
KLA-Tencor Corp.	4.650%	11/1/24	12,915	13,969
Lam Research Corp.	3.800%	3/15/25	4,000	4,162
Maxim Integrated Products Inc.	3.375%	3/15/23	3,599	3,637

65

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Maxim Integrated Products Inc.	3.450%	6/15/27	5,125	5,140
Microsoft Corp.	2.375%	5/1/23	7,586	7,515
Microsoft Corp.	2.000%	8/8/23	15,040	14,615
Microsoft Corp.	3.625%	12/15/23	11,604	12,207
Microsoft Corp.	2.875%	2/6/24	27,130	27,449
Microsoft Corp.	2.700%	2/12/25	20,891	20,804
Microsoft Corp.	3.125%	11/3/25	26,245	26,758
Microsoft Corp.	2.400%	8/8/26	36,795	35,500
Microsoft Corp.	3.300%	2/6/27	36,700	37,822
Motorola Solutions Inc.	3.500%	3/1/23	6,991	7,025
Motorola Solutions Inc.	4.000%	9/1/24	8,450	8,651
NetApp Inc.	3.300%	9/29/24	3,600	3,565
NVIDIA Corp.	3.200%	9/16/26	8,850	8,853
Oracle Corp.	2.625%	2/15/23	12,000	12,016
Oracle Corp.	3.625%	7/15/23	6,080	6,379
Oracle Corp.	2.400%	9/15/23	23,925	23,629
Oracle Corp.	3.400%	7/8/24	19,484	20,229
Oracle Corp.	2.950%	11/15/24	29,990	30,204
Oracle Corp.	2.950%	5/15/25	11,344	11,378
Oracle Corp.	2.650%	7/15/26	27,881	27,183
Oracle Corp.	3.250%	11/15/27	26,210	26,598
Pitney Bowes Inc.	4.700%	4/1/23	4,220	3,873
QUALCOMM Inc.	2.600%	1/30/23	14,475	14,094
QUALCOMM Inc.	2.900%	5/20/24	15,056	14,682
QUALCOMM Inc.	3.450%	5/20/25	16,362	16,399
QUALCOMM Inc.	3.250%	5/20/27	18,705	18,254
Seagate HDD Cayman	4.750%	6/1/23	8,650	8,801
5 Seagate HDD Cayman	4.875%	3/1/24	4,975	4,981
Seagate HDD Cayman	4.750%	1/1/25	7,355	7,208
Seagate HDD Cayman	4.875%	6/1/27	6,125	5,849
Tech Data Corp.	4.950%	2/15/27	5,550	5,826
Texas Instruments Inc.	2.250%	5/1/23	2,025	1,989
Texas Instruments Inc.	2.625%	5/15/24	2,500	2,483
Texas Instruments Inc.	2.900%	11/3/27	4,500	4,460
Total System Services Inc.	3.750%	6/1/23	7,775	7,907
Total System Services Inc.	4.800%	4/1/26	7,905	8,503
Trimble Navigation Ltd.	4.750%	12/1/24	1,650	1,770
Tyco Electronics Group SA	3.450%	8/1/24	3,200	3,281
Tyco Electronics Group SA	3.700%	2/15/26	3,147	3,246
Tyco Electronics Group SA	3.125%	8/15/27	5,000	4,936
Verisk Analytics Inc.	4.000%	6/15/25	9,534	9,873
VMware Inc.	3.900%	8/21/27	14,405	14,643
Xerox Corp.	3.625%	3/15/23	8,450	8,226
Xilinx Inc.	2.950%	6/1/24	6,725	6,677
Transportation (0.8%)
4 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	3,140	3,234
4 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	8,736	9,222
4 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	1,246	1,269
4 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	4,393	4,396
4 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	2,406	2,399
4 American Airlines 2017-1B Class B Pass Through Trust	4.950%	2/15/25	2,350	2,458
4 BNSF Funding Trust I	6.613%	12/15/55	100	116
Burlington Northern Santa Fe LLC	3.000%	3/15/23	8,027	8,176
Burlington Northern Santa Fe LLC	3.850%	9/1/23	8,460	8,915
Burlington Northern Santa Fe LLC	3.750%	4/1/24	9,733	10,297
Burlington Northern Santa Fe LLC	3.400%	9/1/24	9,367	9,721
Burlington Northern Santa Fe LLC	3.000%	4/1/25	6,687	6,733
Burlington Northern Santa Fe LLC	3.650%	9/1/25	5,075	5,319
Burlington Northern Santa Fe LLC	7.000%	12/15/25	5,870	7,460
Burlington Northern Santa Fe LLC	3.250%	6/15/27	1,125	1,146
Canadian National Railway Co.	2.950%	11/21/24	3,340	3,376
Canadian National Railway Co.	2.750%	3/1/26	3,600	3,557
Canadian Pacific Railway Co.	4.450%	3/15/23	4,680	4,987

66

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian Pacific Railway Co.	2.900%	2/1/25	3,918	3,877
4 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	8,252	8,612
4 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,223	5,426
CSX Corp.	3.700%	11/1/23	4,275	4,419
CSX Corp.	3.400%	8/1/24	5,920	6,084
CSX Corp.	3.350%	11/1/25	8,850	9,000
CSX Corp.	2.600%	11/1/26	4,650	4,439
CSX Corp.	3.250%	6/1/27	6,780	6,766
4 Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	937	966
FedEx Corp.	4.000%	1/15/24	5,431	5,770
FedEx Corp.	3.200%	2/1/25	7,350	7,446
FedEx Corp.	3.250%	4/1/26	9,400	9,478
FedEx Corp.	3.300%	3/15/27	4,000	4,014
Kansas City Southern	3.000%	5/15/23	7,550	7,511
Norfolk Southern Corp.	2.903%	2/15/23	6,111	6,127
Norfolk Southern Corp.	3.850%	1/15/24	2,075	2,184
Norfolk Southern Corp.	5.590%	5/17/25	1,339	1,526
Norfolk Southern Corp.	2.900%	6/15/26	3,690	3,623
Norfolk Southern Corp.	7.800%	5/15/27	450	611
Norfolk Southern Corp.	3.150%	6/1/27	2,410	2,405
Southwest Airlines Co.	3.000%	11/15/26	3,270	3,157
Southwest Airlines Co.	3.450%	11/16/27	2,300	2,282
4 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,379	1,493
Trinity Industries Inc.	4.550%	10/1/24	3,185	3,173
Union Pacific Corp.	2.950%	1/15/23	2,600	2,638
Union Pacific Corp.	2.750%	4/15/23	2,220	2,228
Union Pacific Corp.	3.646%	2/15/24	4,210	4,426
Union Pacific Corp.	3.750%	3/15/24	1,645	1,736
Union Pacific Corp.	3.250%	1/15/25	6,428	6,568
Union Pacific Corp.	3.250%	8/15/25	6,040	6,202
Union Pacific Corp.	2.750%	3/1/26	5,317	5,254
Union Pacific Corp.	3.000%	4/15/27	4,253	4,272
4 United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	5,542	5,681
4 United Airlines Pass Through Trust Series 2013-1	4.300%	2/15/27	4,466	4,695
4 United Airlines Pass Through Trust Series 2014-1	4.000%	10/11/27	4,388	4,565
United Parcel Service Inc.	2.500%	4/1/23	8,225	8,164
United Parcel Service Inc.	2.800%	11/15/24	10,850	10,771
United Parcel Service Inc.	2.400%	11/15/26	3,100	2,967
United Parcel Service Inc.	3.050%	11/15/27	12,100	12,096
4 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	414	460
4 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	3,245	3,342
4 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	893	948
				8,567,301
Utilities (2.1%)
Electric (1.9%)
AEP Transmission Co. LLC	3.100%	12/1/26	3,070	3,057
Alabama Power Co.	3.550%	12/1/23	3,600	3,733
Ameren Corp.	3.650%	2/15/26	2,612	2,663
Ameren Illinois Co.	3.250%	3/1/25	2,700	2,751
American Electric Power Co. Inc.	3.200%	11/13/27	3,300	3,266
Appalachian Power Co.	3.400%	6/1/25	2,000	2,037
Arizona Public Service Co.	3.150%	5/15/25	4,250	4,257
Arizona Public Service Co.	2.950%	9/15/27	2,725	2,663
Avangrid Inc.	3.150%	12/1/24	5,900	5,867
Baltimore Gas & Electric Co.	3.350%	7/1/23	3,949	4,026
Baltimore Gas & Electric Co.	2.400%	8/15/26	3,300	3,111
Berkshire Hathaway Energy Co.	3.750%	11/15/23	6,925	7,227
Berkshire Hathaway Energy Co.	3.500%	2/1/25	3,811	3,930
Black Hills Corp.	4.250%	11/30/23	1,218	1,281
Black Hills Corp.	3.950%	1/15/26	4,150	4,284
Black Hills Corp.	3.150%	1/15/27	1,500	1,464
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	1,800	1,704
CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	2,250	2,223

67

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cleco Corporate Holdings LLC	3.743%	5/1/26	8,680	8,716
Cleveland Electric Illuminating Co.	5.500%	8/15/24	250	284
CMS Energy Corp.	3.000%	5/15/26	2,500	2,468
CMS Energy Corp.	3.450%	8/15/27	1,050	1,059
Commonwealth Edison Co.	2.550%	6/15/26	6,650	6,431
Commonwealth Edison Co.	2.950%	8/15/27	3,100	3,063
Connecticut Light & Power Co.	2.500%	1/15/23	5,908	5,851
Connecticut Light & Power Co.	3.200%	3/15/27	2,775	2,807
Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	3,225	3,244
Consumers Energy Co.	3.375%	8/15/23	2,550	2,625
Delmarva Power & Light Co.	3.500%	11/15/23	5,275	5,443
Dominion Energy Inc.	3.625%	12/1/24	4,355	4,492
Dominion Energy Inc.	3.900%	10/1/25	7,380	7,698
Dominion Energy Inc.	2.850%	8/15/26	3,800	3,663
4 Dominion Energy Inc.	5.750%	10/1/54	4,600	4,974
DTE Electric Co.	3.650%	3/15/24	6,050	6,350
DTE Electric Co.	3.375%	3/1/25	1,675	1,721
DTE Energy Co.	3.850%	12/1/23	2,113	2,199
DTE Energy Co.	3.500%	6/1/24	4,483	4,583
DTE Energy Co.	2.850%	10/1/26	7,203	6,908
DTE Energy Co.	3.800%	3/15/27	5,175	5,335
Duke Energy Carolinas LLC	2.500%	3/15/23	4,700	4,656
Duke Energy Carolinas LLC	2.950%	12/1/26	3,500	3,477
Duke Energy Corp.	3.950%	10/15/23	3,612	3,786
Duke Energy Corp.	3.750%	4/15/24	15,077	15,672
Duke Energy Corp.	2.650%	9/1/26	10,654	10,187
Duke Energy Corp.	3.150%	8/15/27	6,750	6,692
Duke Energy Florida LLC	3.200%	1/15/27	5,000	5,053
Duke Energy Ohio Inc.	3.800%	9/1/23	2,865	3,006
Duke Energy Progress LLC	3.250%	8/15/25	5,019	5,113
Edison International	2.950%	3/15/23	3,500	3,476
Emera US Finance LP	3.550%	6/15/26	11,010	11,022
Enel Americas SA	4.000%	10/25/26	1,000	1,016
Enel Generacion Chile SA	4.250%	4/15/24	765	800
Entergy Arkansas Inc.	3.700%	6/1/24	1,500	1,573
Entergy Arkansas Inc.	3.500%	4/1/26	6,172	6,353
Entergy Corp.	2.950%	9/1/26	8,255	8,000
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,970	6,874
Entergy Louisiana LLC	4.050%	9/1/23	5,000	5,297
Entergy Louisiana LLC	5.400%	11/1/24	1,575	1,794
Entergy Louisiana LLC	2.400%	10/1/26	3,655	3,438
Entergy Louisiana LLC	3.120%	9/1/27	3,375	3,365
Eversource Energy	2.800%	5/1/23	2,325	2,312
Eversource Energy	2.900%	10/1/24	3,600	3,567
Eversource Energy	3.150%	1/15/25	3,810	3,828
Exelon Corp.	3.950%	6/15/25	10,586	11,013
Exelon Corp.	3.400%	4/15/26	6,607	6,619
FirstEnergy Corp.	4.250%	3/15/23	7,735	8,078
FirstEnergy Corp.	3.900%	7/15/27	15,965	16,330
Florida Power & Light Co.	2.750%	6/1/23	7,810	7,785
Florida Power & Light Co.	3.250%	6/1/24	2,700	2,775
Florida Power & Light Co.	3.125%	12/1/25	3,150	3,205
Fortis Inc.	3.055%	10/4/26	20,081	19,378
Georgia Power Co.	3.250%	4/1/26	4,636	4,641
Georgia Power Co.	3.250%	3/30/27	2,839	2,842
Gulf Power Co.	3.300%	5/30/27	3,075	3,094
Interstate Power & Light Co.	3.250%	12/1/24	5,000	5,063
ITC Holdings Corp.	3.650%	6/15/24	5,320	5,451
ITC Holdings Corp.	3.250%	6/30/26	2,325	2,311
5 ITC Holdings Corp.	3.350%	11/15/27	4,750	4,752
Kansas City Power & Light Co.	3.150%	3/15/23	3,540	3,565
Louisville Gas & Electric Co.	3.300%	10/1/25	2,900	2,969
MidAmerican Energy Co.	3.500%	10/15/24	5,970	6,217
MidAmerican Energy Co.	3.100%	5/1/27	575	578

68

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	7,850	7,837
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	6,440	6,476
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	4,850	4,818
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	3,970	4,032
National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	3,200	3,187
4 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	2,100	2,177
4 National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	3,575	3,793
NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	4,680	4,677
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	9,025	9,187
4 NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	5,200	5,213
Northern States Power Co.	2.600%	5/15/23	2,300	2,281
NSTAR Electric Co.	3.200%	5/15/27	6,780	6,860
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	3,085	3,074
Pacific Gas & Electric Co.	3.250%	6/15/23	3,450	3,478
Pacific Gas & Electric Co.	3.850%	11/15/23	350	363
Pacific Gas & Electric Co.	3.750%	2/15/24	8,263	8,572
Pacific Gas & Electric Co.	3.400%	8/15/24	5,580	5,654
Pacific Gas & Electric Co.	3.500%	6/15/25	6,100	6,186
Pacific Gas & Electric Co.	2.950%	3/1/26	6,337	6,160
5 Pacific Gas & Electric Co.	3.300%	12/1/27	10,500	10,408
PacifiCorp	2.950%	6/1/23	1,500	1,514
PacifiCorp	3.600%	4/1/24	3,575	3,737
Potomac Electric Power Co.	3.600%	3/15/24	250	261
PPL Capital Funding Inc.	3.400%	6/1/23	6,225	6,344
PPL Capital Funding Inc.	3.950%	3/15/24	1,545	1,614
PPL Capital Funding Inc.	3.100%	5/15/26	7,636	7,473
Public Service Co. of New Hampshire	3.500%	11/1/23	1,550	1,597
Public Service Electric & Gas Co.	2.375%	5/15/23	7,879	7,742
Public Service Electric & Gas Co.	3.000%	5/15/25	3,815	3,811
Public Service Electric & Gas Co.	2.250%	9/15/26	3,875	3,644
Public Service Electric & Gas Co.	3.000%	5/15/27	2,000	1,994
Puget Energy Inc.	3.650%	5/15/25	5,765	5,902
San Diego Gas & Electric Co.	3.600%	9/1/23	3,923	4,071
San Diego Gas & Electric Co.	2.500%	5/15/26	4,650	4,464
Scottish Power Ltd.	5.810%	3/15/25	900	1,031
Sierra Pacific Power Co.	2.600%	5/1/26	4,825	4,658
Southern California Edison Co.	3.500%	10/1/23	2,225	2,304
Southern Co.	2.950%	7/1/23	13,000	12,925
Southern Co.	3.250%	7/1/26	16,220	15,907
Southern Power Co.	4.150%	12/1/25	4,200	4,421
Southwestern Electric Power Co.	2.750%	10/1/26	8,750	8,403
Southwestern Public Service Co.	3.300%	6/15/24	2,650	2,719
Tucson Electric Power Co.	3.050%	3/15/25	750	733
Union Electric Co.	3.500%	4/15/24	3,275	3,394
Union Electric Co.	2.950%	6/15/27	3,500	3,467
Virginia Electric & Power Co.	2.750%	3/15/23	4,800	4,792
Virginia Electric & Power Co.	3.450%	2/15/24	2,000	2,061
Virginia Electric & Power Co.	3.100%	5/15/25	3,200	3,216
Virginia Electric & Power Co.	3.150%	1/15/26	9,590	9,682
Virginia Electric & Power Co.	2.950%	11/15/26	6,192	6,128
Virginia Electric & Power Co.	3.500%	3/15/27	8,300	8,574
WEC Energy Group Inc.	3.550%	6/15/25	3,632	3,715
Westar Energy Inc.	2.550%	7/1/26	3,835	3,688
Westar Energy Inc.	3.100%	4/1/27	3,177	3,178
Wisconsin Power & Light Co.	3.050%	10/15/27	2,700	2,692
Xcel Energy Inc.	3.300%	6/1/25	5,800	5,886
Xcel Energy Inc.	3.350%	12/1/26	4,575	4,644
Natural Gas (0.2%)
Atmos Energy Corp.	3.000%	6/15/27	4,800	4,763
NiSource Finance Corp.	3.490%	5/15/27	9,000	9,155
ONE Gas Inc.	3.610%	2/1/24	1,845	1,916
Sempra Energy	4.050%	12/1/23	6,500	6,790

69

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sempra Energy	3.750%	11/15/25	6,985	7,150
Sempra Energy	3.250%	6/15/27	7,375	7,307
Southern California Gas Co.	2.600%	6/15/26	11,000	10,670
Southern Co. Gas Capital Corp.	2.450%	10/1/23	3,050	2,957
Southern Co. Gas Capital Corp.	3.875%	11/15/25	1,100	1,128
Southern Co. Gas Capital Corp.	3.250%	6/15/26	1,525	1,502
Spire Missouri Inc.	3.400%	8/15/23	1,375	1,400
Other Utility (0.0%)
American Water Capital Corp.	3.850%	3/1/24	2,525	2,662
American Water Capital Corp.	3.400%	3/1/25	6,068	6,232
American Water Capital Corp.	2.950%	9/1/27	5,500	5,445
				732,377
Total Corporate Bonds (Cost $14,302,162)				14,467,898
Sovereign Bonds (5.4%)
Asian Development Bank	2.000%	1/22/25	14,355	13,902
Asian Development Bank	2.125%	3/19/25	2,000	1,949
Asian Development Bank	2.000%	4/24/26	8,300	7,969
Asian Development Bank	1.750%	8/14/26	15,700	14,740
Asian Development Bank	2.625%	1/12/27	10,000	10,040
Asian Development Bank	2.375%	8/10/27	2,700	2,652
Asian Development Bank	2.500%	11/2/27	13,945	13,807
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	20,875	20,650
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	17,375	17,515
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	19,900	20,989
Corp. Andina de Fomento	2.750%	1/6/23	16,015	15,871
Ecopetrol SA	5.875%	9/18/23	14,449	15,984
Ecopetrol SA	4.125%	1/16/25	10,693	10,773
Ecopetrol SA	5.375%	6/26/26	14,815	15,926
Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	2,000	2,043
European Investment Bank	3.250%	1/29/24	38,685	40,354
European Investment Bank	2.500%	10/15/24	8,725	8,746
European Investment Bank	1.875%	2/10/25	36,440	34,874
European Investment Bank	2.125%	4/13/26	9,900	9,577
European Investment Bank	2.375%	5/24/27	9,415	9,228
Export-Import Bank of Korea	4.000%	1/14/24	5,100	5,347
Export-Import Bank of Korea	2.875%	1/21/25	13,800	13,464
Export-Import Bank of Korea	3.250%	11/10/25	10,200	10,169
Export-Import Bank of Korea	2.625%	5/26/26	13,000	12,375
Export-Import Bank of Korea	3.250%	8/12/26	4,400	4,385
Hydro-Quebec	8.050%	7/7/24	8,825	11,401
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	4,000	3,978
Inter-American Development Bank	3.000%	10/4/23	7,200	7,415
Inter-American Development Bank	3.000%	2/21/24	32,100	33,007
Inter-American Development Bank	2.125%	1/15/25	20,550	20,082
Inter-American Development Bank	7.000%	6/15/25	4,050	5,112
Inter-American Development Bank	2.000%	6/2/26	5,600	5,342
Inter-American Development Bank	2.375%	7/7/27	19,903	19,554
International Bank for Reconstruction & Development	7.625%	1/19/23	2,807	3,499
International Bank for Reconstruction & Development	2.125%	2/13/23	175	173
International Bank for Reconstruction & Development	1.750%	4/19/23	24,000	23,235
International Bank for Reconstruction & Development	2.500%	11/25/24	47,800	47,859
International Bank for Reconstruction & Development	2.125%	3/3/25	860	841
International Bank for Reconstruction & Development	2.500%	7/29/25	35,400	35,303
International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,427
International Bank for Reconstruction & Development	1.875%	10/27/26	12,300	11,635
International Bank for Reconstruction & Development	2.500%	11/22/27	25,015	24,831
International Finance Corp.	2.125%	4/7/26	8,550	8,272
6 Japan Bank for International Cooperation	3.375%	7/31/23	725	750
6 Japan Bank for International Cooperation	3.000%	5/29/24	18,450	18,762
6 Japan Bank for International Cooperation	2.125%	2/10/25	24,705	23,708
6 Japan Bank for International Cooperation	2.500%	5/28/25	1,600	1,578
6 Japan Bank for International Cooperation	2.750%	1/21/26	10,000	9,990

70

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Japan Bank for International Cooperation	2.375%	4/20/26	6,000	5,793
6 Japan Bank for International Cooperation	2.250%	11/4/26	30,000	28,706
6 Japan Bank for International Cooperation	2.875%	6/1/27	26,000	26,129
6 Japan Bank for International Cooperation	2.875%	7/21/27	16,000	16,080
6 Japan Bank for International Cooperation	2.750%	11/16/27	6,040	6,007
6 Japan International Cooperation Agency	2.750%	4/27/27	8,500	8,380
7 KFW	2.125%	1/17/23	32,925	32,528
7 KFW	2.500%	11/20/24	55,040	54,886
7 KFW	2.000%	5/2/25	19,000	18,324
Korea Development Bank	2.750%	3/19/23	3,700	3,632
Korea Development Bank	3.750%	1/22/24	8,050	8,335
Korea Development Bank	3.000%	1/13/26	10,000	9,808
Korea Development Bank	2.000%	9/12/26	8,750	7,906
7 Landwirtschaftliche Rentenbank	2.000%	1/13/25	14,150	13,684
7 Landwirtschaftliche Rentenbank	2.375%	6/10/25	11,800	11,673
7 Landwirtschaftliche Rentenbank	1.750%	7/27/26	14,925	13,984
7 Landwirtschaftliche Rentenbank	2.500%	11/15/27	16,740	16,589
4 Oriental Republic of Uruguay	4.500%	8/14/24	13,726	14,880
4 Oriental Republic of Uruguay	4.375%	10/27/27	9,600	10,332
Petroleos Mexicanos	3.500%	1/30/23	30,230	29,671
Petroleos Mexicanos	4.625%	9/21/23	10,000	10,272
Petroleos Mexicanos	4.875%	1/18/24	22,120	23,023
4 Petroleos Mexicanos	2.290%	2/15/24	1,235	1,231
Petroleos Mexicanos	4.250%	1/15/25	8,150	8,143
Petroleos Mexicanos	4.500%	1/23/26	8,420	8,451
Petroleos Mexicanos	6.875%	8/4/26	31,880	36,118
5 Petroleos Mexicanos	6.500%	3/13/27	26,050	28,469
5 Petroleos Mexicanos	6.500%	3/13/27	27,700	30,272
Province of British Columbia	6.500%	1/15/26	1,935	2,410
Province of British Columbia	2.250%	6/2/26	7,140	6,913
Province of Manitoba	3.050%	5/14/24	13,600	13,860
Province of Manitoba	2.125%	6/22/26	4,000	3,767
Province of Nova Scotia	8.250%	7/30/22	4,700	5,701
Province of Ontario	3.200%	5/16/24	11,150	11,487
Province of Ontario	2.500%	4/27/26	7,500	7,348
Province of Quebec	2.625%	2/13/23	7,245	7,259
Province of Quebec	7.125%	2/9/24	11,125	13,686
Province of Quebec	2.875%	10/16/24	14,020	14,167
Province of Quebec	2.500%	4/20/26	24,000	23,549
Province of Quebec	2.750%	4/12/27	25,000	24,808
Republic of Chile	3.125%	3/27/25	250	255
Republic of Chile	3.125%	1/21/26	22,813	23,087
4 Republic of Colombia	2.625%	3/15/23	13,825	13,484
Republic of Colombia	4.000%	2/26/24	25,525	26,444
Republic of Colombia	8.125%	5/21/24	6,090	7,736
4 Republic of Colombia	4.500%	1/28/26	10,861	11,610
4 Republic of Colombia	3.875%	4/25/27	21,700	22,091
Republic of Finland	6.950%	2/15/26	695	883
Republic of Hungary	5.375%	2/21/23	30,480	33,909
Republic of Hungary	5.750%	11/22/23	18,683	21,369
Republic of Hungary	5.375%	3/25/24	13,925	15,753
Republic of Indonesia	2.950%	1/11/23	9,300	9,255
Republic of Italy	6.875%	9/27/23	29,365	34,563
Republic of Korea	3.875%	9/11/23	10,965	11,466
Republic of Korea	5.625%	11/3/25	1,775	2,096
Republic of Korea	2.750%	1/19/27	12,500	12,211
4 Republic of Panama	4.000%	9/22/24	15,580	16,532
4 Republic of Panama	3.750%	3/16/25	15,690	16,296
Republic of Panama	7.125%	1/29/26	8,869	11,299
Republic of Panama	8.875%	9/30/27	4,670	6,776
Republic of Peru	7.350%	7/21/25	18,225	23,711
Republic of Peru	4.125%	8/25/27	6,885	7,515
Republic of Poland	3.000%	3/17/23	13,955	14,182
Republic of Poland	4.000%	1/22/24	22,747	24,254

71

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Poland	3.250%	4/6/26	16,800	17,157
Republic of the Philippines	4.200%	1/21/24	14,780	16,055
Republic of the Philippines	9.500%	10/21/24	3,400	4,858
Republic of the Philippines	10.625%	3/16/25	10,805	16,329
Republic of the Philippines	5.500%	3/30/26	9,225	10,897
State of Israel	3.150%	6/30/23	9,800	10,039
State of Israel	2.875%	3/16/26	10,000	9,978
Statoil ASA	2.450%	1/17/23	14,402	14,284
Statoil ASA	2.650%	1/15/24	16,769	16,681
Statoil ASA	3.700%	3/1/24	4,458	4,680
Statoil ASA	3.250%	11/10/24	7,062	7,248
Statoil ASA	7.250%	9/23/27	325	430
United Mexican States	4.000%	10/2/23	32,305	33,833
United Mexican States	3.600%	1/30/25	37,885	38,346
United Mexican States	4.125%	1/21/26	17,100	17,838
United Mexican States	11.500%	5/15/26	500	787
United Mexican States	4.150%	3/28/27	27,625	28,689
Total Sovereign Bonds (Cost $1,875,833)				1,884,250
Taxable Municipal Bonds (0.1%)
Alabama Economic Settlement Authority BP
Settlement Revenue	3.163%	9/15/25	2,300	2,325
California GO	6.650%	3/1/22	3,500	3,973
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.814%	7/1/24	4,000	3,993
Illinois GO	4.950%	6/1/23	9,089	9,485
Oregon GO	5.762%	6/1/23	1,768	1,942
Oregon GO	5.892%	6/1/27	2,900	3,488
Regents of the University of California Revenue	3.063%	7/1/25	4,500	4,549
South Carolina Public Service Authority Revenue	2.388%	12/1/23	3,100	2,951
Utah GO	4.554%	7/1/24	9,895	10,705
Utah GO	3.539%	7/1/25	65	68
Wisconsin General Fund Annual Appropriation Revenue	3.154%	5/1/27	3,300	3,346
8 Wisconsin GO	5.700%	5/1/26	3,245	3,721
Total Taxable Municipal Bonds (Cost $50,524)				50,546
			Shares
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
9 Vanguard Market Liquidity Fund (Cost
$371,555)	1.458%		3,715,263	371,563
Total Investments (100.1%) (Cost $35,046,454)				34,915,549
Other Assets and Liabilities—Net (-0.1%)				(37,429)
Net Assets (100%)				34,878,120

1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $575,025,000, representing 1.6% of net assets.
6 Guaranteed by the Government of Japan.

72

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2017

7 Guaranteed by the Federal Republic of Germany.
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

73

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (40.9%)
U.S. Government Securities (39.2%)
	United States Treasury Note/Bond	2.250%	11/15/27	18,744	18,474
	United States Treasury Note/Bond	5.500%	8/15/28	375	483
	United States Treasury Note/Bond	5.250%	11/15/28	18,830	23,885
	United States Treasury Note/Bond	5.250%	2/15/29	21,176	26,960
	United States Treasury Note/Bond	6.125%	8/15/29	18,620	25,547
	United States Treasury Note/Bond	6.250%	5/15/30	37,340	52,474
	United States Treasury Note/Bond	5.375%	2/15/31	49,105	65,217
	United States Treasury Note/Bond	4.500%	2/15/36	51,185	65,901
	United States Treasury Note/Bond	4.750%	2/15/37	17,760	23,654
	United States Treasury Note/Bond	5.000%	5/15/37	27,434	37,614
	United States Treasury Note/Bond	4.375%	2/15/38	31,823	40,663
	United States Treasury Note/Bond	4.500%	5/15/38	25,300	32,878
	United States Treasury Note/Bond	3.500%	2/15/39	41,292	47,118
	United States Treasury Note/Bond	4.250%	5/15/39	52,662	66,535
	United States Treasury Note/Bond	4.500%	8/15/39	56,381	73,621
	United States Treasury Note/Bond	4.375%	11/15/39	63,480	81,651
	United States Treasury Note/Bond	4.625%	2/15/40	73,261	97,368
	United States Treasury Note/Bond	4.375%	5/15/40	67,098	86,452
	United States Treasury Note/Bond	3.875%	8/15/40	51,315	61,803
	United States Treasury Note/Bond	4.250%	11/15/40	52,550	66,689
	United States Treasury Note/Bond	4.750%	2/15/41	67,480	91,551
	United States Treasury Note/Bond	4.375%	5/15/41	49,545	64,076
	United States Treasury Note/Bond	3.750%	8/15/41	73,875	87,496
	United States Treasury Note/Bond	3.125%	11/15/41	49,577	53,265
	United States Treasury Note/Bond	3.125%	2/15/42	87,402	93,903
	United States Treasury Note/Bond	3.000%	5/15/42	46,600	49,025
	United States Treasury Note/Bond	2.750%	8/15/42	126,358	127,128
	United States Treasury Note/Bond	2.750%	11/15/42	117,313	117,955
	United States Treasury Note/Bond	3.125%	2/15/43	119,640	128,520
	United States Treasury Note/Bond	2.875%	5/15/43	150,255	154,340
	United States Treasury Note/Bond	3.625%	8/15/43	117,700	137,359
	United States Treasury Note/Bond	3.750%	11/15/43	124,610	148,344
	United States Treasury Note/Bond	3.625%	2/15/44	142,444	166,459
	United States Treasury Note/Bond	3.375%	5/15/44	116,587	130,687
	United States Treasury Note/Bond	3.125%	8/15/44	118,838	127,565
	United States Treasury Note/Bond	3.000%	11/15/44	148,056	155,482
	United States Treasury Note/Bond	2.500%	2/15/45	143,067	136,382
	United States Treasury Note/Bond	3.000%	5/15/45	149,455	156,952
	United States Treasury Note/Bond	2.875%	8/15/45	132,712	136,009
	United States Treasury Note/Bond	3.000%	11/15/45	89,750	94,265
	United States Treasury Note/Bond	2.500%	2/15/46	128,432	122,211
	United States Treasury Note/Bond	2.500%	5/15/46	136,466	129,791
	United States Treasury Note/Bond	2.250%	8/15/46	105,279	94,932
	United States Treasury Note/Bond	2.875%	11/15/46	159,264	163,345
	United States Treasury Note/Bond	3.000%	2/15/47	143,089	150,422
	United States Treasury Note/Bond	3.000%	5/15/47	76,616	80,543
	United States Treasury Note/Bond	2.750%	8/15/47	184,071	184,244
	United States Treasury Note/Bond	2.750%	11/15/47	156,355	156,550
					4,433,788
Agency Bonds and Notes (1.7%)
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,347
1	Federal Home Loan Banks	5.500%	7/15/36	9,195	12,598
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,890	2,627
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	23,208
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	19,487	27,286
2	Federal National Mortgage Assn.	6.250%	5/15/29	16,280	21,708
2	Federal National Mortgage Assn.	7.125%	1/15/30	9,175	13,177
2	Federal National Mortgage Assn.	7.250%	5/15/30	10,305	15,024
2	Federal National Mortgage Assn.	6.625%	11/15/30	9,050	12,727
2	Federal National Mortgage Assn.	5.625%	7/15/37	6,080	8,489
2	Federal National Mortgage Assn.	6.210%	8/6/38	700	1,042

74

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Tennessee Valley Authority	7.125%	5/1/30	3,970	5,701
1	Tennessee Valley Authority	4.650%	6/15/35	4,510	5,478
1	Tennessee Valley Authority	5.880%	4/1/36	4,535	6,333
1	Tennessee Valley Authority	5.980%	4/1/36	1,000	1,402
1	Tennessee Valley Authority	6.150%	1/15/38	2,450	3,590
1	Tennessee Valley Authority	5.500%	6/15/38	1,175	1,606
1	Tennessee Valley Authority	5.250%	9/15/39	10,585	14,213
1	Tennessee Valley Authority	4.875%	1/15/48	2,650	3,439
1	Tennessee Valley Authority	5.375%	4/1/56	1,950	2,747
1	Tennessee Valley Authority	4.625%	9/15/60	1,400	1,761
1	Tennessee Valley Authority	4.250%	9/15/65	3,500	4,122
					189,625
Total U.S. Government and Agency Obligations (Cost $4,398,043)					4,623,413
Corporate Bonds (50.3%)
Finance (8.6%)
	Banking (4.8%)
	American Express Co.	4.050%	12/3/42	2,366	2,491
	Banco Santander SA	3.800%	2/23/28	3,400	3,399
3,4	Bank of America Corp.	3.419%	12/20/28	539	538
	Bank of America Corp.	6.110%	1/29/37	6,965	8,864
3	Bank of America Corp.	4.244%	4/24/38	6,950	7,513
	Bank of America Corp.	7.750%	5/14/38	6,495	9,728
	Bank of America Corp.	5.875%	2/7/42	6,800	8,930
	Bank of America Corp.	5.000%	1/21/44	12,041	14,540
	Bank of America Corp.	4.875%	4/1/44	5,465	6,542
	Bank of America Corp.	4.750%	4/21/45	1,990	2,242
3	Bank of America Corp.	4.443%	1/20/48	1,000	1,119
	Bank of America NA	6.000%	10/15/36	4,400	5,708
	Bank of New York Mellon Corp.	3.000%	10/30/28	1,000	970
	Bank of New York Mellon Corp.	3.300%	8/23/29	3,200	3,183
	Bank One Capital III	8.750%	9/1/30	575	840
	Barclays plc	4.337%	1/10/28	8,205	8,469
	Barclays plc	4.836%	5/9/28	7,150	7,416
	Barclays plc	5.250%	8/17/45	2,500	2,902
	Barclays plc	4.950%	1/10/47	4,060	4,521
	Citigroup Inc.	6.625%	1/15/28	625	769
	Citigroup Inc.	4.125%	7/25/28	9,188	9,474
	Citigroup Inc.	6.625%	6/15/32	3,600	4,582
	Citigroup Inc.	6.000%	10/31/33	3,251	3,967
	Citigroup Inc.	6.125%	8/25/36	2,033	2,552
	Citigroup Inc.	8.125%	7/15/39	7,334	11,695
	Citigroup Inc.	5.875%	1/30/42	3,385	4,413
	Citigroup Inc.	6.675%	9/13/43	3,119	4,303
	Citigroup Inc.	4.950%	11/7/43	1,983	2,265
	Citigroup Inc.	5.300%	5/6/44	4,875	5,754
	Citigroup Inc.	4.650%	7/30/45	650	740
	Citigroup Inc.	4.750%	5/18/46	2,990	3,301
3	Citigroup Inc.	4.281%	4/24/48	3,650	3,921
	Cooperatieve Rabobank UA	5.250%	5/24/41	6,925	8,755
	Cooperatieve Rabobank UA	5.750%	12/1/43	1,955	2,488
	Cooperatieve Rabobank UA	5.250%	8/4/45	7,091	8,572
4	Credit Suisse Group AG	4.282%	1/9/28	3,425	3,560
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	5,625	6,476
	Credit Suisse USA Inc.	7.125%	7/15/32	1,275	1,758
	Fifth Third Bancorp	8.250%	3/1/38	3,345	5,111
	First Republic Bank	4.375%	8/1/46	1,300	1,323
	First Republic Bank	4.625%	2/13/47	1,350	1,437
	Goldman Sachs Capital I	6.345%	2/15/34	4,650	5,813
	Goldman Sachs Group Inc.	6.125%	2/15/33	8,572	10,921
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,525	3,233
	Goldman Sachs Group Inc.	6.750%	10/1/37	18,840	25,226
3	Goldman Sachs Group Inc.	4.017%	10/31/38	9,150	9,374

75

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	6.250%	2/1/41	8,755	11,697
Goldman Sachs Group Inc.	4.800%	7/8/44	6,525	7,392
Goldman Sachs Group Inc.	5.150%	5/22/45	6,780	7,828
Goldman Sachs Group Inc.	4.750%	10/21/45	5,280	6,015
HSBC Bank USA NA	5.875%	11/1/34	3,290	4,240
HSBC Bank USA NA	5.625%	8/15/35	2,235	2,823
HSBC Bank USA NA	7.000%	1/15/39	2,500	3,663
HSBC Holdings plc	7.625%	5/17/32	1,450	1,971
HSBC Holdings plc	7.350%	11/27/32	200	267
HSBC Holdings plc	6.500%	5/2/36	7,800	10,191
HSBC Holdings plc	6.500%	9/15/37	7,350	9,678
HSBC Holdings plc	6.800%	6/1/38	2,440	3,331
HSBC Holdings plc	6.100%	1/14/42	3,670	5,040
HSBC Holdings plc	5.250%	3/14/44	9,315	10,952
JPMorgan Chase & Co.	6.400%	5/15/38	8,287	11,358
3 JPMorgan Chase & Co.	3.882%	7/24/38	9,075	9,284
JPMorgan Chase & Co.	5.500%	10/15/40	4,275	5,380
JPMorgan Chase & Co.	5.600%	7/15/41	6,000	7,686
JPMorgan Chase & Co.	5.400%	1/6/42	4,998	6,273
JPMorgan Chase & Co.	5.625%	8/16/43	3,650	4,531
JPMorgan Chase & Co.	4.850%	2/1/44	3,950	4,680
JPMorgan Chase & Co.	4.950%	6/1/45	7,189	8,260
3 JPMorgan Chase & Co.	4.260%	2/22/48	6,855	7,350
3 JPMorgan Chase & Co.	4.032%	7/24/48	5,675	5,871
3 JPMorgan Chase & Co.	3.964%	11/15/48	5,900	6,087
KeyBank NA	6.950%	2/1/28	1,218	1,519
Lloyds Banking Group plc	5.300%	12/1/45	2,110	2,480
Morgan Stanley	7.250%	4/1/32	3,125	4,300
3 Morgan Stanley	3.971%	7/22/38	6,450	6,632
Morgan Stanley	6.375%	7/24/42	8,425	11,709
Morgan Stanley	4.300%	1/27/45	9,405	10,087
Morgan Stanley	4.375%	1/22/47	7,730	8,400
Regions Bank	6.450%	6/26/37	2,000	2,537
Regions Financial Corp.	7.375%	12/10/37	1,000	1,396
Wachovia Bank NA	5.850%	2/1/37	3,250	4,145
Wachovia Corp.	7.500%	4/15/35	1,940	2,621
Wachovia Corp.	5.500%	8/1/35	1,860	2,227
Wachovia Corp.	6.550%	10/15/35	125	159
Wells Fargo & Co.	5.375%	2/7/35	2,450	2,968
Wells Fargo & Co.	5.375%	11/2/43	6,685	7,957
Wells Fargo & Co.	5.606%	1/15/44	10,121	12,480
Wells Fargo & Co.	4.650%	11/4/44	4,600	5,013
Wells Fargo & Co.	3.900%	5/1/45	6,845	7,061
Wells Fargo & Co.	4.900%	11/17/45	4,766	5,391
Wells Fargo & Co.	4.400%	6/14/46	6,970	7,373
Wells Fargo & Co.	4.750%	12/7/46	7,175	7,980
Wells Fargo Bank NA	5.950%	8/26/36	2,155	2,755
Wells Fargo Bank NA	6.600%	1/15/38	4,975	6,938
3 Wells Fargo Capital X	5.950%	12/1/86	3,025	3,452
Brokerage (0.2%)
Brookfield Finance Inc.	4.700%	9/20/47	1,200	1,257
Charles Schwab Corp.	3.200%	1/25/28	1,725	1,721
CME Group Inc.	5.300%	9/15/43	2,500	3,202
Invesco Finance plc	5.375%	11/30/43	1,965	2,422
Jefferies Group LLC	6.250%	1/15/36	1,750	1,989
Jefferies Group LLC	6.500%	1/20/43	1,350	1,574
Legg Mason Inc.	5.625%	1/15/44	1,900	2,121
Raymond James Financial Inc.	4.950%	7/15/46	2,725	3,085
Finance Companies (0.4%)
GATX Corp.	3.500%	3/15/28	1,200	1,184
GATX Corp.	5.200%	3/15/44	875	1,005
GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	39,416	42,643

76

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Insurance (2.8%)
ACE Capital Trust II	9.700%	4/1/30	1,100	1,656
Aetna Inc.	6.625%	6/15/36	2,600	3,439
Aetna Inc.	6.750%	12/15/37	1,800	2,451
Aetna Inc.	4.500%	5/15/42	1,725	1,849
Aetna Inc.	4.125%	11/15/42	1,700	1,732
Aetna Inc.	4.750%	3/15/44	1,250	1,399
Aetna Inc.	3.875%	8/15/47	3,350	3,293
Aflac Inc.	4.000%	10/15/46	1,275	1,329
Alleghany Corp.	4.900%	9/15/44	975	1,052
Allstate Corp.	5.550%	5/9/35	1,435	1,770
Allstate Corp.	5.950%	4/1/36	1,050	1,367
Allstate Corp.	4.500%	6/15/43	1,655	1,880
Allstate Corp.	4.200%	12/15/46	3,800	4,155
3 Allstate Corp.	6.500%	5/15/67	1,675	2,010
American Financial Group Inc.	4.500%	6/15/47	2,000	2,065
American International Group Inc.	3.875%	1/15/35	4,140	4,136
American International Group Inc.	4.700%	7/10/35	1,650	1,810
American International Group Inc.	6.250%	5/1/36	3,415	4,389
American International Group Inc.	4.500%	7/16/44	6,245	6,744
American International Group Inc.	4.800%	7/10/45	1,857	2,077
American International Group Inc.	4.375%	1/15/55	3,675	3,744
3 American International Group Inc.	8.175%	5/15/68	1,500	2,056
Anthem Inc.	5.950%	12/15/34	1	1
Anthem Inc.	4.625%	5/15/42	3,150	3,479
Anthem Inc.	4.650%	1/15/43	925	1,022
Anthem Inc.	5.100%	1/15/44	4,075	4,750
Anthem Inc.	4.650%	8/15/44	2,970	3,305
Anthem Inc.	4.375%	12/1/47	7,370	7,844
Anthem Inc.	4.850%	8/15/54	500	549
Aon Corp.	6.250%	9/30/40	975	1,265
Aon plc	4.600%	6/14/44	1,775	1,919
Aon plc	4.750%	5/15/45	2,150	2,385
Arch Capital Finance LLC	5.031%	12/15/46	1,450	1,677
Arch Capital Group Ltd.	7.350%	5/1/34	925	1,262
Arch Capital Group US Inc.	5.144%	11/1/43	2,150	2,493
Assurant Inc.	6.750%	2/15/34	1,189	1,471
AXA SA	8.600%	12/15/30	5,095	7,333
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	3,335	4,393
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,289	2,567
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,055	1,177
Berkshire Hathaway Inc.	4.500%	2/11/43	3,407	3,891
4 Brighthouse Financial Inc.	4.700%	6/22/47	5,400	5,501
Chubb Corp.	6.000%	5/11/37	2,675	3,567
Chubb Corp.	6.500%	5/15/38	1,605	2,269
Chubb INA Holdings Inc.	6.700%	5/15/36	2,000	2,807
Chubb INA Holdings Inc.	4.150%	3/13/43	1,602	1,738
Chubb INA Holdings Inc.	4.350%	11/3/45	4,481	5,026
Cigna Corp.	5.375%	2/15/42	945	1,147
Cigna Corp.	3.875%	10/15/47	3,455	3,449
Cincinnati Financial Corp.	6.920%	5/15/28	1,400	1,808
Cincinnati Financial Corp.	6.125%	11/1/34	1,350	1,715
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,125	1,436
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	1,500	1,591
Hartford Financial Services Group Inc.	5.950%	10/15/36	1,500	1,904
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,450	1,918
Hartford Financial Services Group Inc.	4.300%	4/15/43	425	455
Humana Inc.	4.625%	12/1/42	2,201	2,379
Humana Inc.	4.950%	10/1/44	3,015	3,459
Humana Inc.	4.800%	3/15/47	1,100	1,240
Lincoln National Corp.	6.150%	4/7/36	1,016	1,256
Lincoln National Corp.	6.300%	10/9/37	900	1,150
Lincoln National Corp.	7.000%	6/15/40	2,295	3,176

77

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Loews Corp.	6.000%	2/1/35	1,125	1,411
Loews Corp.	4.125%	5/15/43	1,615	1,664
Manulife Financial Corp.	5.375%	3/4/46	2,810	3,507
Markel Corp.	5.000%	4/5/46	1,800	2,013
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	625	785
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	2,850	3,160
MetLife Inc.	6.500%	12/15/32	2,025	2,646
MetLife Inc.	6.375%	6/15/34	2,725	3,701
MetLife Inc.	5.700%	6/15/35	3,855	4,878
MetLife Inc.	5.875%	2/6/41	2,953	3,871
MetLife Inc.	4.125%	8/13/42	2,900	3,053
MetLife Inc.	4.875%	11/13/43	4,475	5,244
MetLife Inc.	4.721%	12/15/44	3,075	3,567
MetLife Inc.	4.050%	3/1/45	2,300	2,404
MetLife Inc.	4.600%	5/13/46	1,125	1,282
3 MetLife Inc.	6.400%	12/15/66	4,745	5,480
3 MetLife Inc.	10.750%	8/1/69	840	1,403
3 Nationwide Financial Services Inc.	6.750%	5/15/87	975	1,092
Principal Financial Group Inc.	4.625%	9/15/42	1,375	1,511
Principal Financial Group Inc.	4.350%	5/15/43	1,525	1,637
Principal Financial Group Inc.	4.300%	11/15/46	750	800
Progressive Corp.	6.625%	3/1/29	1,050	1,337
Progressive Corp.	4.350%	4/25/44	3,115	3,463
Progressive Corp.	4.125%	4/15/47	3,500	3,782
Prudential Financial Inc.	5.750%	7/15/33	350	434
Prudential Financial Inc.	5.700%	12/14/36	2,650	3,328
Prudential Financial Inc.	6.625%	12/1/37	2,568	3,605
Prudential Financial Inc.	6.625%	6/21/40	1,150	1,622
Prudential Financial Inc.	6.200%	11/15/40	1,725	2,289
Prudential Financial Inc.	5.100%	8/15/43	1,195	1,417
Prudential Financial Inc.	4.600%	5/15/44	2,863	3,256
4 Prudential Financial Inc.	3.905%	12/7/47	3,511	3,580
4 Prudential Financial Inc.	3.935%	12/7/49	2,353	2,405
Transatlantic Holdings Inc.	8.000%	11/30/39	1,000	1,373
Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,408
Travelers Cos. Inc.	6.250%	6/15/37	2,434	3,296
Travelers Cos. Inc.	5.350%	11/1/40	3,055	3,815
Travelers Cos. Inc.	4.600%	8/1/43	1,825	2,104
Travelers Cos. Inc.	4.300%	8/25/45	775	855
Travelers Cos. Inc.	3.750%	5/15/46	2,030	2,072
Travelers Cos. Inc.	4.000%	5/30/47	2,000	2,117
Travelers Property Casualty Corp.	6.375%	3/15/33	2,055	2,711
UnitedHealth Group Inc.	4.625%	7/15/35	4,000	4,613
UnitedHealth Group Inc.	5.800%	3/15/36	1,635	2,116
UnitedHealth Group Inc.	6.500%	6/15/37	915	1,272
UnitedHealth Group Inc.	6.625%	11/15/37	2,425	3,441
UnitedHealth Group Inc.	6.875%	2/15/38	4,010	5,788
UnitedHealth Group Inc.	5.700%	10/15/40	100	128
UnitedHealth Group Inc.	5.950%	2/15/41	1,050	1,387
UnitedHealth Group Inc.	4.625%	11/15/41	2,950	3,358
UnitedHealth Group Inc.	4.375%	3/15/42	1,675	1,846
UnitedHealth Group Inc.	3.950%	10/15/42	2,150	2,245
UnitedHealth Group Inc.	4.250%	3/15/43	4,100	4,440
UnitedHealth Group Inc.	4.750%	7/15/45	5,105	6,032
UnitedHealth Group Inc.	4.200%	1/15/47	4,450	4,837
UnitedHealth Group Inc.	4.250%	4/15/47	3,000	3,294
UnitedHealth Group Inc.	3.750%	10/15/47	2,100	2,140
Unum Group	5.750%	8/15/42	1,805	2,208
Voya Financial Inc.	5.700%	7/15/43	1,325	1,624
Voya Financial Inc.	4.800%	6/15/46	1,350	1,495
WR Berkley Corp.	4.750%	8/1/44	1,370	1,473
XLIT Ltd.	5.250%	12/15/43	1,150	1,331
XLIT Ltd.	5.500%	3/31/45	1,500	1,575

78

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (0.4%)
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	1,450	1,478
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	800	849
AvalonBay Communities Inc.	3.200%	1/15/28	1,600	1,590
AvalonBay Communities Inc.	3.900%	10/15/46	1,150	1,149
AvalonBay Communities Inc.	4.150%	7/1/47	525	547
ERP Operating LP	4.500%	7/1/44	2,150	2,327
ERP Operating LP	4.500%	6/1/45	1,800	1,973
ERP Operating LP	4.000%	8/1/47	1,000	1,015
Federal Realty Investment Trust	4.500%	12/1/44	2,050	2,232
HCP Inc.	6.750%	2/1/41	900	1,199
Healthcare Realty Trust Inc.	3.625%	1/15/28	1,100	1,088
Hospitality Properties Trust	3.950%	1/15/28	1,375	1,340
Kilroy Realty LP	4.250%	8/15/29	1,350	1,392
Kimco Realty Corp.	4.250%	4/1/45	1,000	995
Kimco Realty Corp.	4.125%	12/1/46	1,200	1,169
Kimco Realty Corp.	4.450%	9/1/47	980	1,007
Omega Healthcare Investors Inc.	4.750%	1/15/28	1,550	1,534
Physicians Realty LP	3.950%	1/15/28	1,200	1,189
Realty Income Corp.	3.650%	1/15/28	2,400	2,409
Realty Income Corp.	4.650%	3/15/47	3,475	3,834
Regency Centers LP	4.400%	2/1/47	1,450	1,495
Simon Property Group LP	6.750%	2/1/40	2,320	3,218
Simon Property Group LP	4.750%	3/15/42	1,500	1,665
Simon Property Group LP	4.250%	10/1/44	1,240	1,290
Simon Property Group LP	4.250%	11/30/46	2,700	2,847
UDR Inc.	3.500%	1/15/28	1,200	1,195
Ventas Realty LP	5.700%	9/30/43	750	915
Ventas Realty LP	4.375%	2/1/45	1,575	1,618
Welltower Inc.	6.500%	3/15/41	1,540	2,019
				970,105
Industrial (35.7%)
Basic Industry (2.3%)
Agrium Inc.	4.125%	3/15/35	3,200	3,296
Agrium Inc.	7.125%	5/23/36	500	676
Agrium Inc.	6.125%	1/15/41	1,510	1,909
Agrium Inc.	4.900%	6/1/43	2,975	3,316
Agrium Inc.	5.250%	1/15/45	1,790	2,084
Albemarle Corp.	5.450%	12/1/44	1,250	1,477
Barrick Gold Corp.	5.250%	4/1/42	1,697	1,982
Barrick North America Finance LLC	5.700%	5/30/41	3,625	4,434
Barrick North America Finance LLC	5.750%	5/1/43	2,611	3,260
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	3,415	4,239
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,435	3,659
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	8,775	10,685
4 Celulosa Arauco y Constitucion SA	5.500%	11/2/47	2,200	2,288
Dow Chemical Co.	7.375%	11/1/29	2,733	3,640
Dow Chemical Co.	4.250%	10/1/34	1,850	1,942
Dow Chemical Co.	9.400%	5/15/39	2,515	4,289
Dow Chemical Co.	5.250%	11/15/41	2,825	3,300
Dow Chemical Co.	4.375%	11/15/42	5,224	5,468
Dow Chemical Co.	4.625%	10/1/44	3,490	3,801
Eastman Chemical Co.	4.800%	9/1/42	2,090	2,304
Eastman Chemical Co.	4.650%	10/15/44	2,605	2,817
Ecolab Inc.	5.500%	12/8/41	469	586
4 Ecolab Inc.	3.950%	12/1/47	3,829	3,915
EI du Pont de Nemours & Co.	6.500%	1/15/28	775	973
EI du Pont de Nemours & Co.	5.600%	12/15/36	627	761
EI du Pont de Nemours & Co.	4.900%	1/15/41	2,290	2,608
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,375	2,445
Georgia-Pacific LLC	7.250%	6/1/28	200	265
Georgia-Pacific LLC	7.750%	11/15/29	1,215	1,701
Georgia-Pacific LLC	8.875%	5/15/31	1,500	2,312

79

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldcorp Inc.	5.450%	6/9/44	1,425	1,652
International Flavors & Fragrances Inc.	4.375%	6/1/47	1,725	1,826
International Paper Co.	5.000%	9/15/35	2,050	2,318
International Paper Co.	7.300%	11/15/39	1,840	2,570
International Paper Co.	6.000%	11/15/41	1,870	2,344
International Paper Co.	4.800%	6/15/44	4,146	4,511
International Paper Co.	5.150%	5/15/46	1,750	2,017
International Paper Co.	4.400%	8/15/47	4,625	4,859
International Paper Co.	4.350%	8/15/48	2,850	2,977
Lubrizol Corp.	6.500%	10/1/34	825	1,095
LYB International Finance BV	5.250%	7/15/43	1,525	1,776
LYB International Finance BV	4.875%	3/15/44	3,980	4,341
LyondellBasell Industries NV	4.625%	2/26/55	3,385	3,483
Meadwestvaco Corp.	7.950%	2/15/31	2,125	2,934
Methanex Corp.	5.650%	12/1/44	1,100	1,137
Monsanto Co.	4.200%	7/15/34	2,600	2,700
Monsanto Co.	5.875%	4/15/38	1,100	1,347
Monsanto Co.	3.600%	7/15/42	425	385
Monsanto Co.	3.950%	4/15/45	2,800	2,761
Monsanto Co.	4.700%	7/15/64	2,195	2,283
Mosaic Co.	5.450%	11/15/33	1,725	1,864
Mosaic Co.	4.875%	11/15/41	1,130	1,122
Mosaic Co.	5.625%	11/15/43	1,950	2,098
Newmont Mining Corp.	5.875%	4/1/35	1,410	1,709
Newmont Mining Corp.	6.250%	10/1/39	2,385	3,044
Newmont Mining Corp.	4.875%	3/15/42	4,300	4,722
Nucor Corp.	6.400%	12/1/37	1,793	2,385
Nucor Corp.	5.200%	8/1/43	2,030	2,446
Placer Dome Inc.	6.450%	10/15/35	900	1,141
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,465	1,789
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	2,005	2,405
Praxair Inc.	3.550%	11/7/42	2,310	2,320
Rio Tinto Alcan Inc.	7.250%	3/15/31	1,000	1,322
Rio Tinto Alcan Inc.	5.750%	6/1/35	2,650	3,211
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,800	5,011
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,325	5,256
Rio Tinto Finance USA plc	4.750%	3/22/42	1,250	1,445
Rio Tinto Finance USA plc	4.125%	8/21/42	4,200	4,515
Rohm & Haas Co.	7.850%	7/15/29	1,300	1,778
RPM International Inc.	5.250%	6/1/45	500	571
RPM International Inc.	4.250%	1/15/48	1,850	1,839
Sherwin-Williams Co.	4.000%	12/15/42	400	399
Sherwin-Williams Co.	4.550%	8/1/45	1,360	1,474
Sherwin-Williams Co.	4.500%	6/1/47	3,200	3,485
Southern Copper Corp.	7.500%	7/27/35	3,050	4,133
Southern Copper Corp.	6.750%	4/16/40	4,420	5,748
Southern Copper Corp.	5.250%	11/8/42	3,745	4,190
Southern Copper Corp.	5.875%	4/23/45	5,525	6,679
Syngenta Finance NV	4.375%	3/28/42	350	299
Vale Canada Ltd.	7.200%	9/15/32	1,050	1,209
Vale Overseas Ltd.	8.250%	1/17/34	1,765	2,336
Vale Overseas Ltd.	6.875%	11/21/36	9,175	11,251
Vale Overseas Ltd.	6.875%	11/10/39	4,965	6,070
Vale SA	5.625%	9/11/42	7,040	7,709
Westlake Chemical Corp.	5.000%	8/15/46	3,050	3,424
Westlake Chemical Corp.	4.375%	11/15/47	1,250	1,297
Westrock MWV LLC	8.200%	1/15/30	545	765
Weyerhaeuser Co.	7.375%	3/15/32	3,215	4,439
Weyerhaeuser Co.	6.875%	12/15/33	1,750	2,273
Capital Goods (2.7%)
3M Co.	3.875%	6/15/44	350	373
3M Co.	3.125%	9/19/46	3,000	2,811
3M Co.	3.625%	10/15/47	2,500	2,564

80

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ABB Finance USA Inc.	4.375%	5/8/42	1,675	1,796
Boeing Co.	6.125%	2/15/33	1,725	2,300
Boeing Co.	3.300%	3/1/35	1,800	1,771
Boeing Co.	6.625%	2/15/38	1,600	2,264
Boeing Co.	6.875%	3/15/39	1,363	2,002
Boeing Co.	5.875%	2/15/40	575	764
Boeing Co.	3.375%	6/15/46	1,200	1,164
Boeing Co.	3.650%	3/1/47	1,000	1,005
Caterpillar Inc.	5.300%	9/15/35	1,100	1,361
Caterpillar Inc.	6.050%	8/15/36	1,425	1,909
Caterpillar Inc.	5.200%	5/27/41	2,150	2,697
Caterpillar Inc.	3.803%	8/15/42	6,878	7,333
Caterpillar Inc.	4.300%	5/15/44	2,250	2,586
Caterpillar Inc.	4.750%	5/15/64	2,550	2,992
Deere & Co.	5.375%	10/16/29	2,469	2,989
Deere & Co.	8.100%	5/15/30	800	1,149
Deere & Co.	7.125%	3/3/31	200	276
Deere & Co.	3.900%	6/9/42	3,850	4,165
Dover Corp.	5.375%	10/15/35	825	995
Dover Corp.	6.600%	3/15/38	575	778
Dover Corp.	5.375%	3/1/41	1,450	1,778
Eaton Corp.	4.000%	11/2/32	2,840	2,952
Eaton Corp.	4.150%	11/2/42	2,650	2,749
Eaton Corp.	3.915%	9/15/47	1,300	1,296
Emerson Electric Co.	6.000%	8/15/32	1,650	2,028
Emerson Electric Co.	5.250%	11/15/39	175	207
Fortive Corp.	4.300%	6/15/46	1,275	1,359
General Dynamics Corp.	3.600%	11/15/42	1,705	1,726
General Electric Co.	6.750%	3/15/32	9,225	12,631
General Electric Co.	6.150%	8/7/37	4,382	5,822
General Electric Co.	5.875%	1/14/38	9,149	11,802
General Electric Co.	6.875%	1/10/39	7,672	11,033
General Electric Co.	4.125%	10/9/42	5,512	5,777
General Electric Co.	4.500%	3/11/44	8,495	9,411
Harris Corp.	4.854%	4/27/35	1,600	1,786
Harris Corp.	6.150%	12/15/40	845	1,061
Harris Corp.	5.054%	4/27/45	1,655	1,942
Honeywell International Inc.	5.700%	3/15/36	1,700	2,205
Honeywell International Inc.	5.700%	3/15/37	2,050	2,679
Honeywell International Inc.	5.375%	3/1/41	1,720	2,199
Illinois Tool Works Inc.	4.875%	9/15/41	2,533	3,048
Illinois Tool Works Inc.	3.900%	9/1/42	3,975	4,227
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,750	2,199
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	1,375	1,525
Johnson Controls International plc	6.000%	1/15/36	1,150	1,429
Johnson Controls International plc	5.700%	3/1/41	1,050	1,233
Johnson Controls International plc	4.625%	7/2/44	1,425	1,569
Johnson Controls International plc	5.125%	9/14/45	2,345	2,765
Johnson Controls International plc	4.500%	2/15/47	1,325	1,438
Johnson Controls International plc	4.950%	7/2/64	1,150	1,272
Lafarge SA	7.125%	7/15/36	1,350	1,769
Lockheed Martin Corp.	4.500%	5/15/36	1,675	1,873
Lockheed Martin Corp.	6.150%	9/1/36	2,535	3,349
Lockheed Martin Corp.	5.720%	6/1/40	2,239	2,858
Lockheed Martin Corp.	4.850%	9/15/41	1,925	2,192
Lockheed Martin Corp.	4.070%	12/15/42	6,345	6,668
Lockheed Martin Corp.	3.800%	3/1/45	2,150	2,167
Lockheed Martin Corp.	4.700%	5/15/46	5,060	5,881
Lockheed Martin Corp.	4.090%	9/15/52	3,600	3,769
Martin Marietta Materials Inc.	4.250%	12/15/47	2,200	2,177
Masco Corp.	7.750%	8/1/29	443	577
Masco Corp.	6.500%	8/15/32	160	195
Masco Corp.	4.500%	5/15/47	825	842
Northrop Grumman Corp.	3.250%	1/15/28	6,500	6,513

81

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northrop Grumman Corp.	5.050%	11/15/40	1,900	2,234
Northrop Grumman Corp.	4.750%	6/1/43	2,075	2,390
Northrop Grumman Corp.	3.850%	4/15/45	2,541	2,574
Northrop Grumman Corp.	4.030%	10/15/47	7,125	7,450
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,465	2,088
Owens Corning	7.000%	12/1/36	1,084	1,423
Owens Corning	4.300%	7/15/47	2,750	2,703
Parker-Hannifin Corp.	4.200%	11/21/34	1,900	2,057
Parker-Hannifin Corp.	6.250%	5/15/38	1,095	1,446
Parker-Hannifin Corp.	4.450%	11/21/44	2,000	2,227
Parker-Hannifin Corp.	4.100%	3/1/47	2,072	2,221
Precision Castparts Corp.	4.200%	6/15/35	200	214
Precision Castparts Corp.	3.900%	1/15/43	1,505	1,558
Precision Castparts Corp.	4.375%	6/15/45	1,575	1,763
Raytheon Co.	4.875%	10/15/40	2,000	2,403
Raytheon Co.	4.700%	12/15/41	2,450	2,887
Republic Services Inc.	6.200%	3/1/40	1,110	1,445
Republic Services Inc.	5.700%	5/15/41	1,175	1,461
Rockwell Collins Inc.	4.800%	12/15/43	1,025	1,171
Rockwell Collins Inc.	4.350%	4/15/47	3,955	4,283
Sonoco Products Co.	5.750%	11/1/40	1,700	2,038
Stanley Black & Decker Inc.	5.200%	9/1/40	1,300	1,530
Textron Inc.	3.375%	3/1/28	2,100	2,086
United Technologies Corp.	6.700%	8/1/28	1,175	1,503
United Technologies Corp.	7.500%	9/15/29	1,905	2,621
United Technologies Corp.	5.400%	5/1/35	2,275	2,713
United Technologies Corp.	6.050%	6/1/36	4,525	5,806
United Technologies Corp.	6.125%	7/15/38	2,275	3,023
United Technologies Corp.	5.700%	4/15/40	4,435	5,644
United Technologies Corp.	4.500%	6/1/42	10,125	11,188
United Technologies Corp.	4.150%	5/15/45	2,199	2,336
United Technologies Corp.	3.750%	11/1/46	4,500	4,442
United Technologies Corp.	4.050%	5/4/47	2,000	2,094
Vulcan Materials Co.	4.500%	6/15/47	2,415	2,461
Waste Management Inc.	3.900%	3/1/35	2,540	2,666
Waste Management Inc.	4.100%	3/1/45	3,420	3,663
WW Grainger Inc.	4.600%	6/15/45	3,600	3,975
WW Grainger Inc.	3.750%	5/15/46	1,400	1,345
WW Grainger Inc.	4.200%	5/15/47	600	623
Xylem Inc.	4.375%	11/1/46	1,675	1,796
Communication (7.4%)
21st Century Fox America Inc.	6.550%	3/15/33	1,225	1,602
21st Century Fox America Inc.	6.200%	12/15/34	3,690	4,755
21st Century Fox America Inc.	6.400%	12/15/35	3,930	5,243
21st Century Fox America Inc.	8.150%	10/17/36	1,125	1,717
21st Century Fox America Inc.	6.150%	3/1/37	2,980	3,901
21st Century Fox America Inc.	6.650%	11/15/37	3,395	4,675
21st Century Fox America Inc.	7.850%	3/1/39	775	1,189
21st Century Fox America Inc.	6.900%	8/15/39	3,113	4,398
21st Century Fox America Inc.	6.150%	2/15/41	4,575	6,148
21st Century Fox America Inc.	5.400%	10/1/43	3,610	4,476
21st Century Fox America Inc.	4.750%	9/15/44	4,115	4,713
21st Century Fox America Inc.	4.950%	10/15/45	600	709
21st Century Fox America Inc.	7.750%	12/1/45	1,995	3,124
Activision Blizzard Inc.	4.500%	6/15/47	2,125	2,227
America Movil SAB de CV	6.375%	3/1/35	4,360	5,527
America Movil SAB de CV	6.125%	11/15/37	1,375	1,724
America Movil SAB de CV	6.125%	3/30/40	6,115	7,781
America Movil SAB de CV	4.375%	7/16/42	4,000	4,224
American Tower Corp.	3.600%	1/15/28	2,400	2,385
AT&T Corp.	8.250%	11/15/31	1,842	2,555
4 AT&T Inc.	4.100%	2/15/28	8,700	8,726
4 AT&T Inc.	4.300%	2/15/30	11,044	11,019

82

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.500%	5/15/35	8,508	8,453
AT&T Inc.	5.250%	3/1/37	10,225	10,818
AT&T Inc.	4.900%	8/14/37	15,675	15,904
AT&T Inc.	6.350%	3/15/40	2,510	2,948
AT&T Inc.	6.000%	8/15/40	4,175	4,790
AT&T Inc.	5.350%	9/1/40	6,718	7,087
AT&T Inc.	6.375%	3/1/41	3,983	4,708
AT&T Inc.	5.550%	8/15/41	3,830	4,140
AT&T Inc.	5.150%	3/15/42	4,225	4,359
AT&T Inc.	4.300%	12/15/42	6,675	6,263
AT&T Inc.	4.800%	6/15/44	8,175	8,038
AT&T Inc.	4.350%	6/15/45	9,311	8,630
AT&T Inc.	4.750%	5/15/46	11,875	11,561
4 AT&T Inc.	5.150%	11/15/46	14,922	15,253
AT&T Inc.	5.450%	3/1/47	8,775	9,372
AT&T Inc.	4.500%	3/9/48	15,767	14,769
AT&T Inc.	4.550%	3/9/49	8,634	8,083
AT&T Inc.	5.150%	2/14/50	18,625	18,730
AT&T Inc.	5.700%	3/1/57	3,395	3,712
AT&T Inc.	5.300%	8/14/58	8,725	8,748
British Telecommunications plc	9.125%	12/15/30	9,300	13,834
CBS Corp.	3.375%	2/15/28	2,300	2,210
4 CBS Corp.	3.700%	6/1/28	1,975	1,946
CBS Corp.	7.875%	7/30/30	2,703	3,693
CBS Corp.	5.500%	5/15/33	1,323	1,454
CBS Corp.	5.900%	10/15/40	900	1,071
CBS Corp.	4.850%	7/1/42	2,361	2,482
CBS Corp.	4.900%	8/15/44	3,230	3,408
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.750%	2/15/28	3,750	3,593
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.200%	3/15/28	4,425	4,391
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	8,134	9,531
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	12,147	14,203
Charter Communications Operating LLC / Charter
Communications Operating Capital	5.375%	5/1/47	8,775	9,051
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.834%	10/23/55	1,750	2,096
Comcast Corp.	3.150%	2/15/28	5,700	5,722
Comcast Corp.	4.250%	1/15/33	3,192	3,469
Comcast Corp.	7.050%	3/15/33	1,050	1,462
Comcast Corp.	4.200%	8/15/34	4,287	4,571
Comcast Corp.	5.650%	6/15/35	2,575	3,211
Comcast Corp.	4.400%	8/15/35	4,995	5,456
Comcast Corp.	6.500%	11/15/35	5,040	6,806
Comcast Corp.	3.200%	7/15/36	3,590	3,438
Comcast Corp.	6.450%	3/15/37	3,148	4,271
Comcast Corp.	6.950%	8/15/37	2,740	3,900
Comcast Corp.	6.400%	5/15/38	2,006	2,719
Comcast Corp.	6.400%	3/1/40	1,671	2,317
Comcast Corp.	4.650%	7/15/42	4,365	4,921
Comcast Corp.	4.500%	1/15/43	1,750	1,937
Comcast Corp.	4.750%	3/1/44	4,610	5,263
Comcast Corp.	4.600%	8/15/45	5,935	6,662
Comcast Corp.	3.400%	7/15/46	4,910	4,608
Comcast Corp.	4.000%	8/15/47	3,000	3,130
Comcast Corp.	3.969%	11/1/47	6,790	7,013
Comcast Corp.	3.999%	11/1/49	6,765	6,919
Comcast Corp.	4.049%	11/1/52	5,260	5,374
Crown Castle International Corp.	4.750%	5/15/47	1,575	1,656
Deutsche Telekom International Finance BV	8.750%	6/15/30	14,053	21,003
Discovery Communications LLC	3.950%	3/20/28	5,900	5,844

83

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Discovery Communications LLC	5.000%	9/20/37	4,250	4,388
Discovery Communications LLC	6.350%	6/1/40	3,550	4,168
Discovery Communications LLC	4.950%	5/15/42	1,725	1,717
Discovery Communications LLC	4.875%	4/1/43	3,365	3,356
Discovery Communications LLC	5.200%	9/20/47	4,025	4,217
Grupo Televisa SAB	8.500%	3/11/32	1,135	1,507
Grupo Televisa SAB	6.625%	1/15/40	1,410	1,732
Grupo Televisa SAB	5.000%	5/13/45	3,525	3,570
Grupo Televisa SAB	6.125%	1/31/46	4,000	4,719
Koninklijke KPN NV	8.375%	10/1/30	3,175	4,330
4 Moody's Corp.	3.250%	1/15/28	1,725	1,701
Moody's Corp.	5.250%	7/15/44	2,100	2,525
NBCUniversal Media LLC	6.400%	4/30/40	2,395	3,250
NBCUniversal Media LLC	5.950%	4/1/41	4,030	5,260
NBCUniversal Media LLC	4.450%	1/15/43	3,470	3,783
Orange SA	9.000%	3/1/31	8,276	12,440
Orange SA	5.375%	1/13/42	3,075	3,648
Orange SA	5.500%	2/6/44	2,810	3,440
Rogers Communications Inc.	7.500%	8/15/38	2,500	3,524
Rogers Communications Inc.	4.500%	3/15/43	2,575	2,755
Rogers Communications Inc.	5.450%	10/1/43	800	966
Rogers Communications Inc.	5.000%	3/15/44	2,415	2,773
S&P Global Inc.	6.550%	11/15/37	1,400	1,853
TCI Communications Inc.	7.125%	2/15/28	1,045	1,371
Telefonica Emisiones SAU	7.045%	6/20/36	6,870	9,189
Telefonica Emisiones SAU	5.213%	3/8/47	8,440	9,555
Telefonica Europe BV	8.250%	9/15/30	3,881	5,456
Thomson Reuters Corp.	5.500%	8/15/35	1,940	2,214
Thomson Reuters Corp.	5.850%	4/15/40	940	1,139
Thomson Reuters Corp.	4.500%	5/23/43	400	411
Thomson Reuters Corp.	5.650%	11/23/43	2,375	2,858
Time Warner Cable LLC	6.550%	5/1/37	3,785	4,422
Time Warner Cable LLC	7.300%	7/1/38	4,805	5,995
Time Warner Cable LLC	6.750%	6/15/39	6,378	7,616
Time Warner Cable LLC	5.875%	11/15/40	4,100	4,473
Time Warner Cable LLC	5.500%	9/1/41	4,590	4,791
Time Warner Cable LLC	4.500%	9/15/42	4,250	4,008
Time Warner Entertainment Co. LP	8.375%	7/15/33	2,975	4,097
Time Warner Inc.	3.800%	2/15/27	2,000	1,996
Time Warner Inc.	5.375%	10/15/41	2,300	2,541
Time Warner Inc.	4.900%	6/15/42	3,615	3,799
Time Warner Inc.	5.350%	12/15/43	2,495	2,763
Time Warner Inc.	4.650%	6/1/44	5,650	5,673
Verizon Communications Inc.	4.500%	8/10/33	12,750	13,313
Verizon Communications Inc.	4.400%	11/1/34	12,010	12,233
Verizon Communications Inc.	4.272%	1/15/36	10,650	10,594
Verizon Communications Inc.	5.250%	3/16/37	13,075	14,373
Verizon Communications Inc.	4.812%	3/15/39	6,875	7,191
Verizon Communications Inc.	4.750%	11/1/41	3,317	3,387
Verizon Communications Inc.	3.850%	11/1/42	4,890	4,428
Verizon Communications Inc.	4.125%	8/15/46	5,238	4,841
Verizon Communications Inc.	4.862%	8/21/46	16,445	17,143
Verizon Communications Inc.	5.500%	3/16/47	6,075	6,923
Verizon Communications Inc.	4.522%	9/15/48	17,407	17,145
Verizon Communications Inc.	5.012%	4/15/49	14,190	14,878
Verizon Communications Inc.	5.012%	8/21/54	19,093	19,541
Verizon Communications Inc.	4.672%	3/15/55	18,525	17,868
Viacom Inc.	6.875%	4/30/36	3,310	3,788
Viacom Inc.	4.375%	3/15/43	6,712	5,784
Viacom Inc.	5.850%	9/1/43	4,190	4,335
Vodafone Group plc	7.875%	2/15/30	2,425	3,271
Vodafone Group plc	6.250%	11/30/32	1,705	2,084
Vodafone Group plc	6.150%	2/27/37	4,475	5,592
Vodafone Group plc	4.375%	2/19/43	5,785	5,928

84

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walt Disney Co.	7.000%	3/1/32	1,615	2,252
Walt Disney Co.	4.375%	8/16/41	1,275	1,401
Walt Disney Co.	4.125%	12/1/41	2,305	2,481
Walt Disney Co.	3.700%	12/1/42	1,927	1,935
Walt Disney Co.	4.125%	6/1/44	3,358	3,613
Walt Disney Co.	3.000%	7/30/46	965	863
WPP Finance 2010	5.125%	9/7/42	875	927
WPP Finance 2010	5.625%	11/15/43	1,865	2,167
Consumer Cyclical (3.4%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	2,300	2,525
Alibaba Group Holding Ltd.	4.000%	12/6/37	2,800	2,892
Alibaba Group Holding Ltd.	4.200%	12/6/47	6,200	6,455
Alibaba Group Holding Ltd.	4.400%	12/6/57	3,400	3,556
Amazon.com Inc.	4.800%	12/5/34	5,775	6,740
4 Amazon.com Inc.	3.875%	8/22/37	8,600	9,126
Amazon.com Inc.	4.950%	12/5/44	4,350	5,269
4 Amazon.com Inc.	4.050%	8/22/47	12,100	13,032
4 Amazon.com Inc.	4.250%	8/22/57	7,900	8,601
Aptiv plc	4.400%	10/1/46	1,025	1,038
Bed Bath & Beyond Inc.	4.915%	8/1/34	1,070	966
Bed Bath & Beyond Inc.	5.165%	8/1/44	3,000	2,650
BorgWarner Inc.	4.375%	3/15/45	1,600	1,644
Cummins Inc.	7.125%	3/1/28	950	1,246
Cummins Inc.	4.875%	10/1/43	1,125	1,330
CVS Health Corp.	5.300%	12/5/43	3,680	4,275
CVS Health Corp.	5.125%	7/20/45	12,275	14,093
Daimler Finance North America LLC	8.500%	1/18/31	5,160	7,756
Darden Restaurants Inc.	6.800%	10/15/37	775	1,035
eBay Inc.	4.000%	7/15/42	2,395	2,200
4 Expedia Inc.	3.800%	2/15/28	2,900	2,802
Ford Holdings LLC	9.300%	3/1/30	775	1,095
Ford Motor Co.	6.625%	10/1/28	1,875	2,282
Ford Motor Co.	6.375%	2/1/29	635	742
Ford Motor Co.	7.450%	7/16/31	5,450	7,070
Ford Motor Co.	4.750%	1/15/43	6,980	7,056
Ford Motor Co.	7.400%	11/1/46	1,075	1,459
Ford Motor Co.	5.291%	12/8/46	4,555	4,936
General Motors Co.	5.000%	4/1/35	4,340	4,606
General Motors Co.	6.600%	4/1/36	2,994	3,646
General Motors Co.	5.150%	4/1/38	650	693
General Motors Co.	6.250%	10/2/43	5,453	6,429
General Motors Co.	5.200%	4/1/45	4,270	4,477
General Motors Co.	6.750%	4/1/46	3,423	4,302
General Motors Co.	5.400%	4/1/48	3,050	3,327
Harley-Davidson Inc.	4.625%	7/28/45	1,175	1,273
Home Depot Inc.	5.875%	12/16/36	9,600	13,024
Home Depot Inc.	5.400%	9/15/40	2,025	2,592
Home Depot Inc.	5.950%	4/1/41	2,775	3,715
Home Depot Inc.	4.200%	4/1/43	3,425	3,756
Home Depot Inc.	4.875%	2/15/44	3,850	4,601
Home Depot Inc.	4.400%	3/15/45	4,524	5,120
Home Depot Inc.	4.250%	4/1/46	4,775	5,328
Home Depot Inc.	3.900%	6/15/47	3,800	3,996
Home Depot Inc.	3.500%	9/15/56	2,368	2,269
Kohl's Corp.	5.550%	7/17/45	1,100	1,075
Lowe's Cos. Inc.	6.500%	3/15/29	446	572
Lowe's Cos. Inc.	4.650%	4/15/42	3,760	4,294
Lowe's Cos. Inc.	4.250%	9/15/44	152	166
Lowe's Cos. Inc.	4.375%	9/15/45	3,250	3,566
Lowe's Cos. Inc.	3.700%	4/15/46	5,070	5,085
Lowe's Cos. Inc.	4.050%	5/3/47	6,400	6,819
Macy's Retail Holdings Inc.	6.900%	4/1/29	2,175	2,298
Macy's Retail Holdings Inc.	4.500%	12/15/34	1,958	1,672

85

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Macy's Retail Holdings Inc.	6.375%	3/15/37	1,935	1,972
Mastercard Inc.	3.800%	11/21/46	1,800	1,910
McDonald's Corp.	4.700%	12/9/35	3,060	3,474
McDonald's Corp.	6.300%	10/15/37	2,475	3,283
McDonald's Corp.	6.300%	3/1/38	2,115	2,811
McDonald's Corp.	5.700%	2/1/39	2,000	2,490
McDonald's Corp.	3.700%	2/15/42	2,275	2,220
McDonald's Corp.	3.625%	5/1/43	2,475	2,342
McDonald's Corp.	4.600%	5/26/45	2,280	2,517
McDonald's Corp.	4.875%	12/9/45	5,006	5,800
McDonald's Corp.	4.450%	3/1/47	2,440	2,653
NIKE Inc.	3.625%	5/1/43	1,450	1,453
NIKE Inc.	3.875%	11/1/45	659	688
NIKE Inc.	3.375%	11/1/46	4,850	4,661
Nordstrom Inc.	6.950%	3/15/28	925	1,044
Nordstrom Inc.	5.000%	1/15/44	3,274	3,135
Priceline Group Inc.	3.550%	3/15/28	1,850	1,830
QVC Inc.	5.450%	8/15/34	1,350	1,355
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	1,675	1,656
Starbucks Corp.	4.300%	6/15/45	975	1,075
Starbucks Corp.	3.750%	12/1/47	2,400	2,433
Target Corp.	6.350%	11/1/32	1,864	2,398
Target Corp.	6.500%	10/15/37	2,512	3,431
Target Corp.	7.000%	1/15/38	1,794	2,606
Target Corp.	4.000%	7/1/42	3,990	4,095
Target Corp.	3.625%	4/15/46	2,900	2,816
Target Corp.	3.900%	11/15/47	4,000	4,054
VF Corp.	6.450%	11/1/37	1,140	1,491
Visa Inc.	4.150%	12/14/35	6,400	7,102
Visa Inc.	4.300%	12/14/45	11,975	13,620
Visa Inc.	3.650%	9/15/47	1,300	1,328
Wal-Mart Stores Inc.	7.550%	2/15/30	4,225	6,093
Wal-Mart Stores Inc.	5.250%	9/1/35	9,236	11,655
Wal-Mart Stores Inc.	6.200%	4/15/38	7,320	10,327
Wal-Mart Stores Inc.	5.625%	4/1/40	3,700	4,989
Wal-Mart Stores Inc.	4.875%	7/8/40	1,700	2,100
Wal-Mart Stores Inc.	5.000%	10/25/40	2,170	2,720
Wal-Mart Stores Inc.	5.625%	4/15/41	4,635	6,308
Wal-Mart Stores Inc.	4.000%	4/11/43	2,443	2,684
Wal-Mart Stores Inc.	4.750%	10/2/43	1,475	1,816
Wal-Mart Stores Inc.	4.300%	4/22/44	1,725	2,012
Wal-Mart Stores Inc.	3.625%	12/15/47	3,410	3,577
Walgreen Co.	4.400%	9/15/42	1,775	1,795
Walgreens Boots Alliance Inc.	4.500%	11/18/34	2,050	2,140
Walgreens Boots Alliance Inc.	4.800%	11/18/44	6,075	6,512
Walgreens Boots Alliance Inc.	4.650%	6/1/46	2,050	2,159
Western Union Co.	6.200%	11/17/36	1,950	2,101
Western Union Co.	6.200%	6/21/40	135	144
Consumer Noncyclical (8.6%)
Abbott Laboratories	4.750%	11/30/36	8,054	9,051
Abbott Laboratories	6.150%	11/30/37	1,875	2,364
Abbott Laboratories	6.000%	4/1/39	1,245	1,561
Abbott Laboratories	5.300%	5/27/40	250	290
Abbott Laboratories	4.750%	4/15/43	2,400	2,667
Abbott Laboratories	4.900%	11/30/46	13,250	15,124
AbbVie Inc.	4.500%	5/14/35	8,443	9,275
AbbVie Inc.	4.300%	5/14/36	5,245	5,615
AbbVie Inc.	4.400%	11/6/42	8,923	9,564
AbbVie Inc.	4.700%	5/14/45	9,990	11,140
AbbVie Inc.	4.450%	5/14/46	6,800	7,348
Actavis Inc.	4.625%	10/1/42	500	515
Ahold Finance USA LLC	6.875%	5/1/29	1,575	1,943
AHS Hospital Corp.	5.024%	7/1/45	1,450	1,747

86

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allergan Funding SCS	4.550%	3/15/35	10,985	11,573
Allergan Funding SCS	4.850%	6/15/44	5,000	5,359
Allergan Funding SCS	4.750%	3/15/45	5,590	5,941
Altria Group Inc.	4.250%	8/9/42	3,251	3,391
Altria Group Inc.	4.500%	5/2/43	2,872	3,102
Altria Group Inc.	5.375%	1/31/44	6,115	7,441
Altria Group Inc.	3.875%	9/16/46	4,755	4,707
AmerisourceBergen Corp.	4.250%	3/1/45	1,495	1,487
AmerisourceBergen Corp.	4.300%	12/15/47	3,000	3,033
Amgen Inc.	4.950%	10/1/41	2,660	3,075
Amgen Inc.	5.150%	11/15/41	5,500	6,577
Amgen Inc.	4.400%	5/1/45	11,690	12,700
Amgen Inc.	4.563%	6/15/48	6,726	7,460
Amgen Inc.	4.663%	6/15/51	11,563	12,938
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	18,736	21,021
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	2,690	2,722
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	4,425	4,890
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	38,279	44,316
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	5,218	8,281
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	2,034	3,211
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,648	6,545
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,970	4,842
Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	6,316	6,894
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,540	1,908
Archer-Daniels-Midland Co.	5.375%	9/15/35	1,615	1,961
Archer-Daniels-Midland Co.	4.535%	3/26/42	2,610	2,906
Archer-Daniels-Midland Co.	4.016%	4/16/43	2,735	2,870
Archer-Daniels-Midland Co.	3.750%	9/15/47	2,575	2,606
Ascension Health	3.945%	11/15/46	3,975	4,173
3 Ascension Health	4.847%	11/15/53	1,379	1,619
AstraZeneca plc	6.450%	9/15/37	7,711	10,417
AstraZeneca plc	4.000%	9/18/42	3,750	3,813
AstraZeneca plc	4.375%	11/16/45	2,590	2,815
4 BAT Capital Corp.	4.390%	8/15/37	10,100	10,580
4 BAT Capital Corp.	4.540%	8/15/47	8,850	9,316
Baxalta Inc.	5.250%	6/23/45	3,400	3,946
Baxter International Inc.	3.500%	8/15/46	1,375	1,266
Baylor Scott & White Holdings	3.967%	11/15/46	1,285	1,335
Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	1,545	1,646
Becton Dickinson & Co.	5.000%	11/12/40	1,000	1,110
Becton Dickinson & Co.	4.875%	5/15/44	2,475	2,644
Becton Dickinson & Co.	4.685%	12/15/44	4,088	4,452
Becton Dickinson & Co.	4.669%	6/6/47	2,525	2,718
Biogen Inc.	5.200%	9/15/45	6,080	7,210
Boston Children's Hospital Corp. Revenue	4.115%	1/1/47	1,000	1,060
Boston Scientific Corp.	7.000%	11/15/35	1,600	2,063
Boston Scientific Corp.	7.375%	1/15/40	505	697
Bristol-Myers Squibb Co.	3.250%	8/1/42	2,340	2,246
Bristol-Myers Squibb Co.	4.500%	3/1/44	1,725	1,979
Brown-Forman Corp.	4.500%	7/15/45	1,650	1,854
Campbell Soup Co.	3.800%	8/2/42	1,250	1,199
Cardinal Health Inc.	4.600%	3/15/43	2,375	2,434
Cardinal Health Inc.	4.900%	9/15/45	1,550	1,659
Cardinal Health Inc.	4.368%	6/15/47	2,000	1,978
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	2,525	2,436
Celgene Corp.	5.250%	8/15/43	5,025	5,801
Celgene Corp.	4.625%	5/15/44	5,261	5,603
Celgene Corp.	5.000%	8/15/45	1,820	2,059
Celgene Corp.	4.350%	11/15/47	4,000	4,154
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	1,250	1,361
Church & Dwight Co. Inc.	3.950%	8/1/47	1,375	1,376
City of Hope	5.623%	11/15/43	1,125	1,419
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	1,365	1,527
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	2,175	2,566

87

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	4.000%	8/15/45	2,025	2,172
Colgate-Palmolive Co.	3.700%	8/1/47	1,750	1,787
Conagra Brands Inc.	7.000%	10/1/28	1,355	1,689
Conagra Brands Inc.	8.250%	9/15/30	1,200	1,661
Constellation Brands Inc.	4.500%	5/9/47	1,800	1,960
Danaher Corp.	4.375%	9/15/45	1,675	1,858
Diageo Capital plc	5.875%	9/30/36	1,825	2,407
Diageo Capital plc	3.875%	4/29/43	1,000	1,046
Diageo Investment Corp.	7.450%	4/15/35	1,250	1,821
Diageo Investment Corp.	4.250%	5/11/42	1,802	1,962
Dignity Health California GO	4.500%	11/1/42	1,050	1,035
Dignity Health California GO	5.267%	11/1/64	1,100	1,171
4 Dr Pepper Snapple Group Inc.	4.500%	11/15/45	1,475	1,582
Dr Pepper Snapple Group Inc.	4.420%	12/15/46	1,400	1,477
Duke University Health System Inc.	3.920%	6/1/47	2,010	2,094
Eli Lilly & Co.	5.550%	3/15/37	1,442	1,845
Eli Lilly & Co.	3.700%	3/1/45	3,429	3,552
Eli Lilly & Co.	3.950%	5/15/47	2,300	2,465
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,075	1,391
Estee Lauder Cos. Inc.	4.375%	6/15/45	1,725	1,930
Estee Lauder Cos. Inc.	4.150%	3/15/47	1,700	1,851
Express Scripts Holding Co.	6.125%	11/15/41	1,020	1,250
Express Scripts Holding Co.	4.800%	7/15/46	7,445	7,909
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,325	2,435
Genentech Inc.	5.250%	7/15/35	300	362
General Mills Inc.	5.400%	6/15/40	2,075	2,474
General Mills Inc.	4.150%	2/15/43	1,025	1,039
Gilead Sciences Inc.	4.600%	9/1/35	3,279	3,680
Gilead Sciences Inc.	4.000%	9/1/36	2,400	2,535
Gilead Sciences Inc.	5.650%	12/1/41	3,411	4,331
Gilead Sciences Inc.	4.800%	4/1/44	6,867	7,959
Gilead Sciences Inc.	4.500%	2/1/45	6,650	7,368
Gilead Sciences Inc.	4.750%	3/1/46	6,914	7,947
Gilead Sciences Inc.	4.150%	3/1/47	6,300	6,682
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,450	1,758
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	9,419	13,281
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	2,075	2,297
Hackensack Meridian Health	4.500%	7/1/57	1,000	1,117
Hasbro Inc.	6.350%	3/15/40	1,654	1,983
Hasbro Inc.	5.100%	5/15/44	1,025	1,073
JM Smucker Co.	4.250%	3/15/35	1,475	1,552
JM Smucker Co.	4.375%	3/15/45	2,900	3,077
Johns Hopkins Health System Corp.	3.837%	5/15/46	1,675	1,717
Johnson & Johnson	2.900%	1/15/28	5,150	5,161
Johnson & Johnson	6.950%	9/1/29	2,000	2,719
Johnson & Johnson	4.950%	5/15/33	2,000	2,451
Johnson & Johnson	4.375%	12/5/33	2,815	3,209
Johnson & Johnson	3.550%	3/1/36	4,731	4,929
Johnson & Johnson	3.625%	3/3/37	5,715	6,016
Johnson & Johnson	5.950%	8/15/37	2,855	3,904
Johnson & Johnson	3.400%	1/15/38	3,500	3,575
Johnson & Johnson	5.850%	7/15/38	1,865	2,532
Johnson & Johnson	4.500%	9/1/40	754	871
Johnson & Johnson	4.850%	5/15/41	1,000	1,192
Johnson & Johnson	4.500%	12/5/43	454	532
Johnson & Johnson	3.700%	3/1/46	5,559	5,814
Johnson & Johnson	3.750%	3/3/47	5,148	5,486
Johnson & Johnson	3.500%	1/15/48	3,750	3,831
Kaiser Foundation Hospitals	4.875%	4/1/42	2,141	2,532
Kaiser Foundation Hospitals	4.150%	5/1/47	5,100	5,524
Kellogg Co.	7.450%	4/1/31	125	167
Kellogg Co.	4.500%	4/1/46	3,884	4,120
Kimberly-Clark Corp.	6.625%	8/1/37	2,675	3,798
Kimberly-Clark Corp.	5.300%	3/1/41	1,220	1,539

88

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	3.700%	6/1/43	980	976
Kimberly-Clark Corp.	3.200%	7/30/46	1,700	1,587
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	2,864	3,371
Koninklijke Philips NV	6.875%	3/11/38	2,500	3,453
Koninklijke Philips NV	5.000%	3/15/42	1,740	2,028
Kraft Foods Group Inc.	6.875%	1/26/39	3,509	4,599
Kraft Foods Group Inc.	6.500%	2/9/40	3,955	5,014
Kraft Foods Group Inc.	5.000%	6/4/42	3,740	4,013
Kraft Heinz Foods Co.	5.000%	7/15/35	3,860	4,213
Kraft Heinz Foods Co.	5.200%	7/15/45	7,915	8,726
Kraft Heinz Foods Co.	4.375%	6/1/46	10,545	10,445
Kroger Co.	4.450%	2/1/47	3,425	3,423
Kroger Co.	4.650%	1/15/48	1,925	1,974
Laboratory Corp. of America Holdings	4.700%	2/1/45	3,025	3,287
3 Mayo Clinic	3.774%	11/15/43	900	911
3 Mayo Clinic	4.000%	11/15/47	1,200	1,237
3 Mayo Clinic	4.128%	11/15/52	1,050	1,109
McCormick & Co. Inc.	4.200%	8/15/47	1,200	1,262
McKesson Corp.	6.000%	3/1/41	2,740	3,348
McKesson Corp.	4.883%	3/15/44	1,875	2,017
Mead Johnson Nutrition Co.	5.900%	11/1/39	1,335	1,690
Mead Johnson Nutrition Co.	4.600%	6/1/44	1,500	1,668
Medtronic Inc.	4.375%	3/15/35	8,368	9,419
Medtronic Inc.	6.500%	3/15/39	1,350	1,855
Medtronic Inc.	5.550%	3/15/40	1,535	1,945
Medtronic Inc.	4.500%	3/15/42	1,800	2,012
Medtronic Inc.	4.625%	3/15/44	3,411	3,910
Medtronic Inc.	4.625%	3/15/45	14,923	17,322
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	850	1,023
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,555	1,644
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	1,975	2,131
Merck & Co. Inc.	3.600%	9/15/42	1,929	1,966
Merck & Co. Inc.	4.150%	5/18/43	5,384	5,966
Merck & Co. Inc.	3.700%	2/10/45	9,410	9,765
Molson Coors Brewing Co.	5.000%	5/1/42	4,250	4,840
Molson Coors Brewing Co.	4.200%	7/15/46	5,750	5,862
Mondelez International Inc.	6.500%	2/9/40	1,689	2,194
3 Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	1,050	1,059
Mylan Inc.	5.400%	11/29/43	1,240	1,341
Mylan NV	5.250%	6/15/46	3,650	3,943
New York & Presbyterian Hospital	4.024%	8/1/45	2,300	2,435
New York & Presbyterian Hospital	4.063%	8/1/56	1,425	1,482
Newell Brands Inc.	5.375%	4/1/36	5,177	6,045
Newell Brands Inc.	5.500%	4/1/46	5,650	6,769
Northwell Healthcare Inc.	3.979%	11/1/46	1,875	1,829
Northwell Healthcare Inc.	4.260%	11/1/47	2,900	2,972
Novartis Capital Corp.	3.700%	9/21/42	1,275	1,308
Novartis Capital Corp.	4.400%	5/6/44	6,878	7,894
Novartis Capital Corp.	4.000%	11/20/45	4,180	4,540
NYU Hospitals Center	4.784%	7/1/44	1,150	1,322
3 NYU Hospitals Center	4.368%	7/1/47	2,000	2,149
Partners Healthcare System Inc.	4.117%	7/1/55	1,000	1,042
PepsiCo Inc.	5.500%	1/15/40	3,325	4,254
PepsiCo Inc.	4.875%	11/1/40	3,890	4,675
PepsiCo Inc.	4.000%	3/5/42	2,670	2,804
PepsiCo Inc.	3.600%	8/13/42	1,625	1,598
PepsiCo Inc.	4.250%	10/22/44	2,333	2,561
PepsiCo Inc.	4.600%	7/17/45	2,599	3,009
PepsiCo Inc.	4.450%	4/14/46	1,925	2,179
PepsiCo Inc.	3.450%	10/6/46	4,800	4,660
PepsiCo Inc.	4.000%	5/2/47	3,750	3,934
Perrigo Finance Unlimited Co.	4.900%	12/15/44	2,281	2,293
Pfizer Inc.	4.000%	12/15/36	5,225	5,742
Pfizer Inc.	7.200%	3/15/39	6,995	10,729

89

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	4.300%	6/15/43	2,500	2,779
Pfizer Inc.	4.400%	5/15/44	4,815	5,526
Pfizer Inc.	4.125%	12/15/46	5,900	6,552
Pharmacia LLC	6.600%	12/1/28	3,300	4,328
Philip Morris International Inc.	3.125%	3/2/28	1,725	1,712
Philip Morris International Inc.	6.375%	5/16/38	2,390	3,223
Philip Morris International Inc.	4.375%	11/15/41	2,750	2,959
Philip Morris International Inc.	4.500%	3/20/42	4,678	5,082
Philip Morris International Inc.	3.875%	8/21/42	3,075	3,056
Philip Morris International Inc.	4.125%	3/4/43	3,870	3,981
Philip Morris International Inc.	4.875%	11/15/43	1,365	1,558
Philip Morris International Inc.	4.250%	11/10/44	4,570	4,816
Procter & Gamble Co.	5.500%	2/1/34	1,695	2,169
Procter & Gamble Co.	5.550%	3/5/37	1,726	2,291
Procter & Gamble Co.	3.500%	10/25/47	5,000	5,033
3 Providence St. Joseph Health Obligated Group	3.744%	10/1/47	1,350	1,341
Quest Diagnostics Inc.	4.700%	3/30/45	1,100	1,157
Reynolds American Inc.	5.700%	8/15/35	2,748	3,275
Reynolds American Inc.	7.250%	6/15/37	1,550	2,140
Reynolds American Inc.	6.150%	9/15/43	1,400	1,794
Reynolds American Inc.	5.850%	8/15/45	7,125	8,882
RWJ Barnabas Health Inc.	3.949%	7/1/46	1,350	1,358
Stryker Corp.	4.100%	4/1/43	2,050	2,131
Stryker Corp.	4.625%	3/15/46	3,375	3,833
Sysco Corp.	5.375%	9/21/35	1,700	2,013
Sysco Corp.	4.850%	10/1/45	1,250	1,410
Sysco Corp.	4.500%	4/1/46	2,200	2,380
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,306	2,320
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	4,230	3,252
3 Texas Health Resources	4.330%	11/15/55	1,000	1,067
The Kroger Co.	7.700%	6/1/29	1,550	2,035
The Kroger Co.	8.000%	9/15/29	775	1,028
The Kroger Co.	7.500%	4/1/31	1,520	2,001
The Kroger Co.	6.900%	4/15/38	500	643
The Kroger Co.	5.400%	7/15/40	995	1,101
The Kroger Co.	5.000%	4/15/42	900	946
The Kroger Co.	5.150%	8/1/43	1,300	1,389
The Kroger Co.	3.875%	10/15/46	1,625	1,496
The Pepsi Bottling Group Inc.	7.000%	3/1/29	4,050	5,464
Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,500	1,788
Thermo Fisher Scientific Inc.	4.100%	8/15/47	2,500	2,572
Trinity Health Corp.	4.125%	12/1/45	1,700	1,797
Tyson Foods Inc.	4.875%	8/15/34	2,070	2,322
Tyson Foods Inc.	5.150%	8/15/44	1,723	2,019
Tyson Foods Inc.	4.550%	6/2/47	2,625	2,862
Unilever Capital Corp.	5.900%	11/15/32	3,383	4,380
Whirlpool Corp.	4.500%	6/1/46	1,975	2,074
Wyeth LLC	6.500%	2/1/34	3,085	4,205
Wyeth LLC	6.000%	2/15/36	510	678
Wyeth LLC	5.950%	4/1/37	6,850	9,193
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	413	406
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	750	875
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	1,400	1,397
Zoetis Inc.	4.700%	2/1/43	3,925	4,395
Zoetis Inc.	3.950%	9/12/47	1,745	1,778
Energy (5.6%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	2,025	2,604
Anadarko Finance Co.	7.500%	5/1/31	3,185	4,085
Anadarko Petroleum Corp.	6.450%	9/15/36	5,775	7,102
Anadarko Petroleum Corp.	7.950%	6/15/39	1,150	1,566
Anadarko Petroleum Corp.	6.200%	3/15/40	2,920	3,509
Anadarko Petroleum Corp.	4.500%	7/15/44	2,630	2,585
Anadarko Petroleum Corp.	6.600%	3/15/46	3,425	4,370

90

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Andeavor	3.800%	4/1/28	2,800	2,806
Andeavor	4.500%	4/1/48	1,200	1,213
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.200%	12/1/47	2,000	2,080
Apache Corp.	6.000%	1/15/37	4,056	4,775
Apache Corp.	5.100%	9/1/40	5,750	6,219
Apache Corp.	5.250%	2/1/42	1,675	1,834
Apache Corp.	4.750%	4/15/43	4,915	5,089
Apache Corp.	4.250%	1/15/44	275	267
Apache Finance Canada Corp.	7.750%	12/15/29	1,400	1,822
Baker Hughes a GE Co. LLC	5.125%	9/15/40	4,627	5,434
4 Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	4.080%	12/15/47	3,150	3,202
BP Capital Markets plc	3.723%	11/28/28	2,900	3,024
Buckeye Partners LP	5.850%	11/15/43	1,850	1,994
Buckeye Partners LP	5.600%	10/15/44	1,025	1,068
Burlington Resources Finance Co.	7.200%	8/15/31	1,250	1,706
Burlington Resources Finance Co.	7.400%	12/1/31	2,675	3,728
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,775	2,252
Canadian Natural Resources Ltd.	6.450%	6/30/33	875	1,067
Canadian Natural Resources Ltd.	5.850%	2/1/35	700	822
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,065	2,571
Canadian Natural Resources Ltd.	6.250%	3/15/38	3,380	4,214
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,450	1,858
Canadian Natural Resources Ltd.	4.950%	6/1/47	2,700	2,989
Cenovus Energy Inc.	5.250%	6/15/37	2,500	2,562
Cenovus Energy Inc.	6.750%	11/15/39	4,900	5,849
Cenovus Energy Inc.	4.450%	9/15/42	2,800	2,576
Cenovus Energy Inc.	5.200%	9/15/43	1,300	1,306
Cenovus Energy Inc.	5.400%	6/15/47	3,650	3,814
Columbia Pipeline Group Inc.	5.800%	6/1/45	1,700	2,107
Concho Resources Inc.	4.875%	10/1/47	2,975	3,250
Conoco Funding Co.	7.250%	10/15/31	1,945	2,661
ConocoPhillips	5.900%	10/15/32	1,850	2,288
ConocoPhillips	5.900%	5/15/38	2,275	2,989
ConocoPhillips	6.500%	2/1/39	8,525	11,930
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,320	1,685
ConocoPhillips Co.	4.150%	11/15/34	2,725	2,891
ConocoPhillips Co.	4.300%	11/15/44	2,125	2,317
ConocoPhillips Co.	5.950%	3/15/46	1,550	2,091
ConocoPhillips Holding Co.	6.950%	4/15/29	5,533	7,242
Devon Energy Corp.	7.950%	4/15/32	3,210	4,386
Devon Energy Corp.	5.600%	7/15/41	4,810	5,656
Devon Energy Corp.	4.750%	5/15/42	2,740	2,915
Devon Energy Corp.	5.000%	6/15/45	1,800	2,001
Devon Financing Co. LLC	7.875%	9/30/31	3,490	4,785
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	1,300	1,441
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	1,800	1,967
Enable Midstream Partners LP	5.000%	5/15/44	1,725	1,694
Enbridge Energy Partners LP	7.500%	4/15/38	1,456	1,887
Enbridge Energy Partners LP	5.500%	9/15/40	2,425	2,660
Enbridge Energy Partners LP	7.375%	10/15/45	1,050	1,396
Enbridge Inc.	4.500%	6/10/44	1,500	1,546
Enbridge Inc.	5.500%	12/1/46	2,500	3,006
Encana Corp.	8.125%	9/15/30	800	1,080
Encana Corp.	6.500%	8/15/34	3,400	4,206
Encana Corp.	6.625%	8/15/37	1,750	2,220
Encana Corp.	6.500%	2/1/38	2,000	2,515
Energy Transfer LP	8.250%	11/15/29	1,050	1,361
Energy Transfer LP	4.900%	3/15/35	1,752	1,725
Energy Transfer LP	6.625%	10/15/36	1,501	1,719
Energy Transfer LP	7.500%	7/1/38	1,505	1,865
Energy Transfer LP	6.050%	6/1/41	2,400	2,552
Energy Transfer LP	6.500%	2/1/42	3,930	4,438
Energy Transfer LP	5.150%	2/1/43	1,424	1,377

91

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer LP	5.950%	10/1/43	1,400	1,485
Energy Transfer LP	5.150%	3/15/45	4,075	3,945
Energy Transfer LP	6.125%	12/15/45	4,165	4,507
Energy Transfer LP	5.300%	4/15/47	2,500	2,477
EnLink Midstream Partners LP	5.600%	4/1/44	1,975	2,080
Enlink Midstream Partners LP	5.050%	4/1/45	825	819
EnLink Midstream Partners LP	5.450%	6/1/47	1,450	1,526
Enterprise Products Operating LLC	6.875%	3/1/33	1,064	1,386
Enterprise Products Operating LLC	6.650%	10/15/34	1,220	1,572
Enterprise Products Operating LLC	7.550%	4/15/38	1,575	2,214
Enterprise Products Operating LLC	6.125%	10/15/39	1,885	2,361
Enterprise Products Operating LLC	6.450%	9/1/40	1,296	1,689
Enterprise Products Operating LLC	5.950%	2/1/41	2,353	2,904
Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,984
Enterprise Products Operating LLC	4.850%	8/15/42	3,780	4,128
Enterprise Products Operating LLC	4.450%	2/15/43	4,480	4,622
Enterprise Products Operating LLC	4.850%	3/15/44	6,783	7,441
Enterprise Products Operating LLC	5.100%	2/15/45	2,120	2,407
Enterprise Products Operating LLC	4.900%	5/15/46	2,650	2,931
Enterprise Products Operating LLC	4.950%	10/15/54	1,152	1,255
EOG Resources Inc.	3.900%	4/1/35	2,007	2,059
Exxon Mobil Corp.	3.567%	3/6/45	2,913	2,930
Exxon Mobil Corp.	4.114%	3/1/46	8,575	9,530
Halliburton Co.	4.850%	11/15/35	5,723	6,415
Halliburton Co.	6.700%	9/15/38	3,525	4,704
Halliburton Co.	7.450%	9/15/39	759	1,085
Halliburton Co.	4.500%	11/15/41	2,182	2,299
Halliburton Co.	4.750%	8/1/43	2,675	2,921
Halliburton Co.	5.000%	11/15/45	7,301	8,369
Hess Corp.	7.875%	10/1/29	2,550	3,148
Hess Corp.	7.300%	8/15/31	645	777
Hess Corp.	7.125%	3/15/33	1,375	1,663
Hess Corp.	6.000%	1/15/40	2,821	3,090
Hess Corp.	5.600%	2/15/41	5,028	5,414
Hess Corp.	5.800%	4/1/47	2,050	2,269
Husky Energy Inc.	6.800%	9/15/37	1,450	1,882
Kerr-McGee Corp.	7.875%	9/15/31	1,300	1,719
Kinder Morgan Energy Partners LP	7.400%	3/15/31	475	582
Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	635
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,425	3,017
Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,775	3,079
Kinder Morgan Energy Partners LP	6.500%	2/1/37	650	759
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,979	4,963
Kinder Morgan Energy Partners LP	6.500%	9/1/39	2,070	2,437
Kinder Morgan Energy Partners LP	6.550%	9/15/40	875	1,032
Kinder Morgan Energy Partners LP	7.500%	11/15/40	1,500	1,910
Kinder Morgan Energy Partners LP	6.375%	3/1/41	3,665	4,228
Kinder Morgan Energy Partners LP	5.625%	9/1/41	2,054	2,185
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,375	2,414
Kinder Morgan Energy Partners LP	4.700%	11/1/42	2,100	2,036
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,000	1,008
Kinder Morgan Energy Partners LP	5.500%	3/1/44	2,840	3,036
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,960	2,052
Kinder Morgan Inc.	7.800%	8/1/31	925	1,192
Kinder Morgan Inc.	7.750%	1/15/32	4,474	5,755
Kinder Morgan Inc.	5.300%	12/1/34	1,475	1,566
Kinder Morgan Inc.	5.550%	6/1/45	7,230	7,872
Kinder Morgan Inc.	5.050%	2/15/46	340	353
Magellan Midstream Partners LP	5.150%	10/15/43	2,175	2,453
Magellan Midstream Partners LP	4.250%	9/15/46	1,725	1,756
Magellan Midstream Partners LP	4.200%	10/3/47	1,800	1,817
Marathon Oil Corp.	6.800%	3/15/32	1,700	2,056
Marathon Oil Corp.	6.600%	10/1/37	2,575	3,214
Marathon Oil Corp.	5.200%	6/1/45	2,112	2,321

92

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marathon Petroleum Corp.	6.500%	3/1/41	3,075	3,849
Marathon Petroleum Corp.	4.750%	9/15/44	1,850	1,897
Marathon Petroleum Corp.	5.850%	12/15/45	925	1,065
Marathon Petroleum Corp.	5.000%	9/15/54	2,925	2,963
MPLX LP	5.200%	3/1/47	3,500	3,813
National Oilwell Varco Inc.	3.950%	12/1/42	3,725	3,286
Noble Energy Inc.	3.850%	1/15/28	1,800	1,805
Noble Energy Inc.	6.000%	3/1/41	2,945	3,489
Noble Energy Inc.	5.250%	11/15/43	3,615	3,934
Noble Energy Inc.	5.050%	11/15/44	2,200	2,351
Noble Energy Inc.	4.950%	8/15/47	2,150	2,277
Occidental Petroleum Corp.	4.625%	6/15/45	2,825	3,182
Occidental Petroleum Corp.	4.400%	4/15/46	2,650	2,925
Occidental Petroleum Corp.	4.100%	2/15/47	3,350	3,561
ONEOK Inc.	6.000%	6/15/35	1,285	1,478
ONEOK Inc.	4.950%	7/13/47	2,500	2,602
ONEOK Partners LP	6.650%	10/1/36	2,725	3,346
ONEOK Partners LP	6.850%	10/15/37	650	816
ONEOK Partners LP	6.125%	2/1/41	2,725	3,169
ONEOK Partners LP	6.200%	9/15/43	1,450	1,718
Petro-Canada	5.350%	7/15/33	1,450	1,706
Petro-Canada	5.950%	5/15/35	2,480	3,123
Petro-Canada	6.800%	5/15/38	4,050	5,554
Phillips 66	4.650%	11/15/34	2,800	3,064
Phillips 66	5.875%	5/1/42	4,832	6,159
Phillips 66	4.875%	11/15/44	5,529	6,298
Phillips 66 Partners LP	3.750%	3/1/28	1,250	1,245
Phillips 66 Partners LP	4.680%	2/15/45	1,800	1,847
Phillips 66 Partners LP	4.900%	10/1/46	2,350	2,476
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,850	2,110
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	1,761	1,712
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	2,900	2,546
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	2,375	2,217
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	2	2
Sabine Pass Liquefaction LLC	4.200%	3/15/28	6,300	6,394
Shell International Finance BV	4.125%	5/11/35	6,000	6,563
Shell International Finance BV	6.375%	12/15/38	10,245	14,320
Shell International Finance BV	5.500%	3/25/40	1,975	2,513
Shell International Finance BV	3.625%	8/21/42	2,140	2,140
Shell International Finance BV	4.550%	8/12/43	3,955	4,520
Shell International Finance BV	4.375%	5/11/45	9,064	10,188
Shell International Finance BV	4.000%	5/10/46	8,100	8,592
Shell International Finance BV	3.750%	9/12/46	4,740	4,837
Spectra Energy Partners LP	5.950%	9/25/43	1,450	1,775
Spectra Energy Partners LP	4.500%	3/15/45	2,525	2,612
Suncor Energy Inc.	7.150%	2/1/32	800	1,055
Suncor Energy Inc.	5.950%	12/1/34	855	1,072
Suncor Energy Inc.	6.500%	6/15/38	2,139	2,858
Suncor Energy Inc.	6.850%	6/1/39	3,750	5,194
Suncor Energy Inc.	4.000%	11/15/47	3,200	3,276
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,600	1,687
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	1,600	1,501
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	2,917	2,883
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	3,200	3,171
Sunoco Logistics Partners Operations LP	5.400%	10/1/47	1,800	1,815
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,470	1,775
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,085	1,402
Texas Eastern Transmission LP	7.000%	7/15/32	1,375	1,772
Tosco Corp.	8.125%	2/15/30	2,100	2,997
TransCanada PipeLines Ltd.	4.625%	3/1/34	3,450	3,852
TransCanada PipeLines Ltd.	5.600%	3/31/34	800	976
TransCanada PipeLines Ltd.	5.850%	3/15/36	1,150	1,441
TransCanada PipeLines Ltd.	6.200%	10/15/37	4,825	6,358
TransCanada PipeLines Ltd.	7.250%	8/15/38	3,420	4,974

93

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,700	2,560
TransCanada PipeLines Ltd.	6.100%	6/1/40	3,225	4,259
TransCanada PipeLines Ltd.	5.000%	10/16/43	3,025	3,577
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,275	1,507
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,225	1,290
Valero Energy Corp.	7.500%	4/15/32	2,166	2,910
Valero Energy Corp.	6.625%	6/15/37	5,539	7,327
Valero Energy Corp.	4.900%	3/15/45	2,200	2,517
Western Gas Partners LP	5.450%	4/1/44	2,075	2,206
Williams Partners LP	6.300%	4/15/40	4,300	5,302
Williams Partners LP	5.800%	11/15/43	1,925	2,258
Williams Partners LP	5.400%	3/4/44	1,454	1,639
Williams Partners LP	4.900%	1/15/45	1,650	1,752
Williams Partners LP	5.100%	9/15/45	4,075	4,437
Other Industrial (0.3%)
California Institute of Technology GO	4.321%	8/1/45	1,000	1,146
California Institute of Technology GO	4.700%	11/1/11	1,575	1,737
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	1,175	1,265
3 Massachusetts Institute of Technology GO	3.959%	7/1/38	1,050	1,155
Massachusetts Institute of Technology GO	5.600%	7/1/11	2,375	3,330
Massachusetts Institute of Technology GO	4.678%	7/1/14	2,125	2,481
Massachusetts Institute of Technology GO	3.885%	7/1/16	1,660	1,661
3 Northwestern University	3.662%	12/1/57	900	929
3 Northwestern University Illinois GO	4.643%	12/1/44	2,050	2,487
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	900	957
3 Rice University Texas GO	3.574%	5/15/45	1,900	1,906
3 Rice University Texas GO	3.774%	5/15/55	150	158
Stanford University California GO	3.647%	5/1/48	2,500	2,673
University of Notre Dame du Lac	3.394%	2/15/48	1,400	1,408
3 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	1,400	1,413
University of Pennsylvania GO	4.674%	9/1/12	1,000	1,115
3 University of Southern California GO	3.028%	10/1/39	2,500	2,355
3 University of Southern California GO	3.841%	10/1/47	1,600	1,706
Technology (3.7%)
Analog Devices Inc.	5.300%	12/15/45	1,400	1,674
Apple Inc.	4.500%	2/23/36	3,432	3,928
Apple Inc.	3.850%	5/4/43	10,450	10,875
Apple Inc.	4.450%	5/6/44	4,755	5,383
Apple Inc.	3.450%	2/9/45	7,064	6,901
Apple Inc.	4.375%	5/13/45	7,561	8,513
Apple Inc.	4.650%	2/23/46	13,297	15,510
Apple Inc.	3.850%	8/4/46	6,875	7,125
Apple Inc.	4.250%	2/9/47	3,820	4,226
Apple Inc.	3.750%	9/12/47	3,400	3,477
Apple Inc.	3.750%	11/13/47	4,175	4,293
Applied Materials Inc.	5.100%	10/1/35	1,250	1,505
Applied Materials Inc.	5.850%	6/15/41	2,220	2,933
Applied Materials Inc.	4.350%	4/1/47	3,475	3,914
Arrow Electronics Inc.	3.875%	1/12/28	1,925	1,914
4 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	4,375	4,169
Cisco Systems Inc.	5.900%	2/15/39	6,981	9,539
Cisco Systems Inc.	5.500%	1/15/40	6,885	9,059
Corning Inc.	5.750%	8/15/40	1,375	1,683
Corning Inc.	4.375%	11/15/57	2,750	2,705
4 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	5,314	6,716
4 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	7,365	9,480
Enterprise Services LLC	7.450%	10/15/29	971	1,202
Fidelity National Information Services Inc.	4.500%	8/15/46	2,250	2,337
Hewlett Packard Enterprise Co.	6.200%	10/15/35	340	369
Hewlett Packard Enterprise Co.	6.350%	10/15/45	7,181	7,605
HP Inc.	6.000%	9/15/41	3,066	3,308
Intel Corp.	4.000%	12/15/32	1,050	1,156

94

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Intel Corp.	4.800%	10/1/41	2,522	3,028
Intel Corp.	4.100%	5/19/46	3,950	4,315
Intel Corp.	4.100%	5/11/47	3,550	3,912
4 Intel Corp.	3.734%	12/8/47	13,348	13,909
International Business Machines Corp.	6.500%	1/15/28	1,520	1,945
International Business Machines Corp.	5.875%	11/29/32	2,750	3,554
International Business Machines Corp.	5.600%	11/30/39	3,203	4,172
International Business Machines Corp.	4.000%	6/20/42	3,100	3,267
International Business Machines Corp.	4.700%	2/19/46	3,350	3,936
Juniper Networks Inc.	5.950%	3/15/41	1,355	1,518
Microsoft Corp.	3.500%	2/12/35	6,347	6,585
Microsoft Corp.	4.200%	11/3/35	1,210	1,369
Microsoft Corp.	3.450%	8/8/36	9,038	9,309
Microsoft Corp.	4.100%	2/6/37	10,095	11,272
Microsoft Corp.	5.200%	6/1/39	2,455	3,096
Microsoft Corp.	4.500%	10/1/40	2,965	3,461
Microsoft Corp.	5.300%	2/8/41	2,175	2,782
Microsoft Corp.	3.500%	11/15/42	3,125	3,165
Microsoft Corp.	3.750%	5/1/43	1,658	1,732
Microsoft Corp.	4.875%	12/15/43	2,900	3,546
Microsoft Corp.	3.750%	2/12/45	6,946	7,319
Microsoft Corp.	4.450%	11/3/45	10,204	11,891
Microsoft Corp.	3.700%	8/8/46	15,300	15,952
Microsoft Corp.	4.250%	2/6/47	10,310	11,788
Microsoft Corp.	4.000%	2/12/55	9,310	10,001
Microsoft Corp.	4.750%	11/3/55	3,761	4,656
Microsoft Corp.	3.950%	8/8/56	4,957	5,281
Microsoft Corp.	4.500%	2/6/57	7,987	9,406
Motorola Solutions Inc.	5.500%	9/1/44	1,400	1,411
Oracle Corp.	3.250%	5/15/30	1,704	1,722
Oracle Corp.	4.300%	7/8/34	6,355	7,061
Oracle Corp.	3.900%	5/15/35	4,203	4,424
Oracle Corp.	3.850%	7/15/36	4,575	4,834
Oracle Corp.	3.800%	11/15/37	6,225	6,533
Oracle Corp.	6.500%	4/15/38	4,340	6,106
Oracle Corp.	6.125%	7/8/39	4,225	5,787
Oracle Corp.	5.375%	7/15/40	9,264	11,681
Oracle Corp.	4.500%	7/8/44	4,150	4,713
Oracle Corp.	4.125%	5/15/45	7,952	8,539
Oracle Corp.	4.000%	7/15/46	8,074	8,582
Oracle Corp.	4.000%	11/15/47	8,650	9,191
Oracle Corp.	4.375%	5/15/55	2,820	3,140
QUALCOMM Inc.	4.650%	5/20/35	3,475	3,741
QUALCOMM Inc.	4.800%	5/20/45	5,067	5,478
QUALCOMM Inc.	4.300%	5/20/47	5,500	5,533
Seagate HDD Cayman	5.750%	12/1/34	1,725	1,660
Tyco Electronics Group SA	7.125%	10/1/37	2,050	2,946
Verisk Analytics Inc.	5.500%	6/15/45	1,375	1,590
Xerox Corp.	6.750%	12/15/39	1,075	1,148
Transportation (1.7%)
3 American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	880	920
3 American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	1,903	1,940
3 American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	924	938
3 American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	1,825	1,812
American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	1,677	1,644
3 American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	1,050	1,076
3 American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	2,300	2,312
Burlington Northern Santa Fe LLC	6.200%	8/15/36	985	1,304
Burlington Northern Santa Fe LLC	6.150%	5/1/37	1,720	2,329
Burlington Northern Santa Fe LLC	5.750%	5/1/40	3,635	4,732
Burlington Northern Santa Fe LLC	5.050%	3/1/41	2,207	2,647
Burlington Northern Santa Fe LLC	5.400%	6/1/41	2,292	2,864
Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,175	1,396

95

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	4.400%	3/15/42	2,310	2,589
Burlington Northern Santa Fe LLC	4.375%	9/1/42	2,380	2,662
Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,695	3,042
Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,560	3,141
Burlington Northern Santa Fe LLC	4.900%	4/1/44	2,350	2,819
Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,975	3,427
Burlington Northern Santa Fe LLC	4.150%	4/1/45	3,573	3,871
Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,700	2,002
Burlington Northern Santa Fe LLC	3.900%	8/1/46	1,900	2,018
Burlington Northern Santa Fe LLC	4.125%	6/15/47	2,446	2,729
Canadian National Railway Co.	6.900%	7/15/28	950	1,255
Canadian National Railway Co.	6.250%	8/1/34	2,420	3,247
Canadian National Railway Co.	6.200%	6/1/36	1,642	2,215
Canadian National Railway Co.	6.375%	11/15/37	490	685
Canadian National Railway Co.	3.200%	8/2/46	2,125	2,031
Canadian Pacific Railway Co.	7.125%	10/15/31	1,115	1,528
Canadian Pacific Railway Co.	5.750%	3/15/33	1,075	1,284
Canadian Pacific Railway Co.	4.800%	9/15/35	1,225	1,412
Canadian Pacific Railway Co.	4.800%	8/1/45	1,720	2,031
Canadian Pacific Railway Co.	6.125%	9/15/15	3,025	3,987
CSX Corp.	6.000%	10/1/36	1,095	1,398
CSX Corp.	6.150%	5/1/37	2,480	3,219
CSX Corp.	6.220%	4/30/40	2,925	3,860
CSX Corp.	5.500%	4/15/41	1,810	2,218
CSX Corp.	4.750%	5/30/42	2,100	2,353
CSX Corp.	4.400%	3/1/43	1,150	1,237
CSX Corp.	4.100%	3/15/44	1,750	1,821
CSX Corp.	3.800%	11/1/46	3,150	3,132
CSX Corp.	3.950%	5/1/50	2,325	2,298
CSX Corp.	4.500%	8/1/54	1,665	1,747
CSX Corp.	4.250%	11/1/66	2,000	2,011
FedEx Corp.	4.900%	1/15/34	1,725	1,946
FedEx Corp.	3.900%	2/1/35	1,770	1,791
FedEx Corp.	3.875%	8/1/42	1,755	1,723
FedEx Corp.	4.100%	4/15/43	1,700	1,737
FedEx Corp.	5.100%	1/15/44	2,490	2,880
FedEx Corp.	4.100%	2/1/45	1,270	1,282
FedEx Corp.	4.750%	11/15/45	5,350	6,027
FedEx Corp.	4.550%	4/1/46	4,150	4,561
FedEx Corp.	4.400%	1/15/47	1,280	1,367
FedEx Corp.	4.500%	2/1/65	785	789
Kansas City Southern	4.300%	5/15/43	1,500	1,556
Kansas City Southern	4.950%	8/15/45	1,670	1,897
Norfolk Southern Corp.	7.250%	2/15/31	660	944
Norfolk Southern Corp.	7.050%	5/1/37	345	511
Norfolk Southern Corp.	4.837%	10/1/41	1,908	2,211
Norfolk Southern Corp.	3.950%	10/1/42	1,635	1,676
Norfolk Southern Corp.	4.450%	6/15/45	1,760	1,956
Norfolk Southern Corp.	4.650%	1/15/46	2,550	2,901
4 Norfolk Southern Corp.	4.050%	8/15/52	3,846	3,988
Norfolk Southern Corp.	6.000%	3/15/05	832	1,011
3 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	1,538	1,597
Union Pacific Corp.	3.375%	2/1/35	625	628
Union Pacific Corp.	3.600%	9/15/37	3,185	3,293
Union Pacific Corp.	4.300%	6/15/42	130	143
Union Pacific Corp.	4.250%	4/15/43	1,550	1,696
Union Pacific Corp.	4.821%	2/1/44	150	178
Union Pacific Corp.	4.150%	1/15/45	400	433
Union Pacific Corp.	4.050%	11/15/45	1,200	1,292
Union Pacific Corp.	4.050%	3/1/46	3,100	3,332
Union Pacific Corp.	3.350%	8/15/46	1,425	1,381
Union Pacific Corp.	4.000%	4/15/47	2,000	2,185

96

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Pacific Corp.	3.799%	10/1/51	5,606	5,665
Union Pacific Corp.	3.875%	2/1/55	1,910	1,930
Union Pacific Corp.	4.375%	11/15/65	2,350	2,573
Union Pacific Corp.	4.100%	9/15/67	2,000	2,068
3 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	653	756
3 United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	1,250	1,258
3 United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	3,350	3,323
3 United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	850	832
3 United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	1,075	1,054
United Parcel Service Inc.	6.200%	1/15/38	2,160	2,948
United Parcel Service Inc.	4.875%	11/15/40	1,895	2,268
United Parcel Service Inc.	3.625%	10/1/42	2,510	2,523
United Parcel Service Inc.	3.400%	11/15/46	2,300	2,233
United Parcel Service Inc.	3.750%	11/15/47	5,500	5,675
United Parcel Service of America Inc.	8.375%	4/1/30	550	774
				4,035,567
Utilities (6.0%)
Electric (5.5%)
4 AEP Texas Inc.	3.800%	10/1/47	1,550	1,597
AEP Transmission Co. LLC	4.000%	12/1/46	1,450	1,547
4 AEP Transmission Co. LLC	3.750%	12/1/47	1,750	1,790
Alabama Power Co.	6.125%	5/15/38	1,460	1,925
Alabama Power Co.	6.000%	3/1/39	1,490	1,955
Alabama Power Co.	3.850%	12/1/42	1,100	1,133
Alabama Power Co.	4.150%	8/15/44	2,175	2,354
Alabama Power Co.	3.750%	3/1/45	1,470	1,497
Alabama Power Co.	4.300%	1/2/46	1,400	1,560
Alabama Power Co.	3.700%	12/1/47	1,925	1,962
Ameren Illinois Co.	4.150%	3/15/46	1,752	1,934
Ameren Illinois Co.	3.700%	12/1/47	2,275	2,336
Appalachian Power Co.	7.000%	4/1/38	1,713	2,441
Appalachian Power Co.	4.400%	5/15/44	740	817
Appalachian Power Co.	4.450%	6/1/45	1,108	1,233
Arizona Public Service Co.	5.050%	9/1/41	1,430	1,711
Arizona Public Service Co.	4.500%	4/1/42	1,615	1,817
Arizona Public Service Co.	4.350%	11/15/45	825	925
Arizona Public Service Co.	3.750%	5/15/46	1,625	1,658
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,401	1,867
Baltimore Gas & Electric Co.	3.500%	8/15/46	1,750	1,715
Baltimore Gas & Electric Co.	3.750%	8/15/47	1,075	1,101
Berkshire Hathaway Energy Co.	6.125%	4/1/36	5,610	7,525
Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,725	4,899
Berkshire Hathaway Energy Co.	6.500%	9/15/37	1,979	2,775
Berkshire Hathaway Energy Co.	5.150%	11/15/43	875	1,051
Berkshire Hathaway Energy Co.	4.500%	2/1/45	2,568	2,878
Black Hills Corp.	4.200%	9/15/46	1,395	1,437
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	1,105	1,528
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,725	1,727
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,175	1,366
Cleco Corporate Holdings LLC	4.973%	5/1/46	1,225	1,350
Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,030	1,282
CMS Energy Corp.	4.875%	3/1/44	1,055	1,232
Commonwealth Edison Co.	5.900%	3/15/36	2,135	2,778
Commonwealth Edison Co.	6.450%	1/15/38	1,230	1,696
Commonwealth Edison Co.	3.800%	10/1/42	1,350	1,391
Commonwealth Edison Co.	4.600%	8/15/43	1,415	1,631
Commonwealth Edison Co.	4.700%	1/15/44	1,200	1,412
Commonwealth Edison Co.	3.700%	3/1/45	1,685	1,713
Commonwealth Edison Co.	4.350%	11/15/45	1,625	1,822
Commonwealth Edison Co.	3.650%	6/15/46	2,200	2,226
Commonwealth Edison Co.	3.750%	8/15/47	1,950	2,023
Connecticut Light & Power Co.	4.300%	4/15/44	2,375	2,663
Connecticut Light & Power Co.	4.150%	6/1/45	50	55

97

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	2,445	2,948
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	2,270	2,893
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	370	492
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	870	1,181
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	2,275	3,289
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	790	1,004
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	2,020	2,642
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	675	729
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,500	1,578
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,950	3,360
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	2,877	3,306
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	1,850	1,924
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	1,700	1,777
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	3,002	3,443
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	1,125	1,235
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	1,175	1,217
Consumers Energy Co.	3.950%	5/15/43	1,480	1,565
Consumers Energy Co.	3.250%	8/15/46	1,600	1,524
Consumers Energy Co.	3.950%	7/15/47	1,410	1,520
Delmarva Power & Light Co.	4.150%	5/15/45	2,250	2,471
Dominion Energy Inc.	6.300%	3/15/33	2,110	2,702
Dominion Energy Inc.	5.950%	6/15/35	2,190	2,769
Dominion Energy Inc.	4.900%	8/1/41	2,025	2,334
Dominion Energy Inc.	4.050%	9/15/42	1,245	1,278
Dominion Energy Inc.	4.700%	12/1/44	1,670	1,896
Dominion Energy Inc.	5.250%	8/1/33	1,250	1,467
DTE Electric Co.	4.000%	4/1/43	1,225	1,313
DTE Electric Co.	4.300%	7/1/44	1,120	1,252
DTE Electric Co.	3.700%	3/15/45	1,700	1,752
DTE Electric Co.	3.700%	6/1/46	1,125	1,154
DTE Electric Co.	3.750%	8/15/47	1,750	1,816
DTE Energy Co.	6.375%	4/15/33	1,555	2,021
Duke Energy Carolinas LLC	6.000%	12/1/28	925	1,141
Duke Energy Carolinas LLC	6.450%	10/15/32	1,525	2,027
Duke Energy Carolinas LLC	6.100%	6/1/37	1,410	1,858
Duke Energy Carolinas LLC	6.050%	4/15/38	1,075	1,447
Duke Energy Carolinas LLC	5.300%	2/15/40	2,625	3,295
Duke Energy Carolinas LLC	4.250%	12/15/41	2,570	2,835
Duke Energy Carolinas LLC	4.000%	9/30/42	2,725	2,905
Duke Energy Carolinas LLC	3.750%	6/1/45	2,760	2,844
Duke Energy Carolinas LLC	3.875%	3/15/46	2,100	2,212
Duke Energy Carolinas LLC	3.700%	12/1/47	1,850	1,903
Duke Energy Corp.	4.800%	12/15/45	2,400	2,791
Duke Energy Corp.	3.750%	9/1/46	5,216	5,158
Duke Energy Corp.	3.950%	8/15/47	2,750	2,821
Duke Energy Florida LLC	6.350%	9/15/37	1,390	1,930
Duke Energy Florida LLC	6.400%	6/15/38	1,659	2,335
Duke Energy Florida LLC	5.650%	4/1/40	1,115	1,450
Duke Energy Florida LLC	3.850%	11/15/42	1,490	1,557
Duke Energy Florida LLC	3.400%	10/1/46	1,250	1,211
3 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	1,400	1,352
3 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	800	744
3 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	900	860
Duke Energy Indiana LLC	6.120%	10/15/35	1,106	1,445
Duke Energy Indiana LLC	6.350%	8/15/38	2,115	2,921
Duke Energy Indiana LLC	6.450%	4/1/39	750	1,047
Duke Energy Indiana LLC	4.900%	7/15/43	1,630	1,953
Duke Energy Indiana LLC	3.750%	5/15/46	1,800	1,850
Duke Energy Ohio Inc.	3.700%	6/15/46	1,225	1,252
Duke Energy Progress LLC	6.300%	4/1/38	1,075	1,481
Duke Energy Progress LLC	4.100%	5/15/42	2,625	2,831
Duke Energy Progress LLC	4.100%	3/15/43	1,245	1,345
Duke Energy Progress LLC	4.375%	3/30/44	2,100	2,366
Duke Energy Progress LLC	4.150%	12/1/44	1,705	1,868

98

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Progress LLC	4.200%	8/15/45	3,364	3,694
Duke Energy Progress LLC	3.700%	10/15/46	1,625	1,665
Duke Energy Progress LLC	3.600%	9/15/47	2,250	2,261
El Paso Electric Co.	6.000%	5/15/35	550	655
El Paso Electric Co.	5.000%	12/1/44	1,659	1,787
Emera US Finance LP	4.750%	6/15/46	5,698	6,252
Entergy Louisiana LLC	3.250%	4/1/28	290	290
Entergy Louisiana LLC	3.050%	6/1/31	1,750	1,691
Entergy Louisiana LLC	4.950%	1/15/45	2,106	2,195
Entergy Mississippi Inc.	2.850%	6/1/28	3,110	3,005
Exelon Corp.	4.950%	6/15/35	1,585	1,813
Exelon Corp.	5.625%	6/15/35	2,193	2,677
Exelon Corp.	5.100%	6/15/45	1,715	2,023
Exelon Corp.	4.450%	4/15/46	2,850	3,094
Exelon Generation Co. LLC	6.250%	10/1/39	1,665	1,938
Exelon Generation Co. LLC	5.750%	10/1/41	1,885	2,065
Exelon Generation Co. LLC	5.600%	6/15/42	3,575	3,911
FirstEnergy Corp.	7.375%	11/15/31	5,225	7,011
FirstEnergy Corp.	4.850%	7/15/47	3,500	3,880
Florida Power & Light Co.	5.625%	4/1/34	1,199	1,509
Florida Power & Light Co.	4.950%	6/1/35	755	895
Florida Power & Light Co.	5.650%	2/1/37	1,193	1,537
Florida Power & Light Co.	5.950%	2/1/38	1,825	2,449
Florida Power & Light Co.	5.960%	4/1/39	2,030	2,769
Florida Power & Light Co.	5.690%	3/1/40	1,315	1,743
Florida Power & Light Co.	5.250%	2/1/41	1,375	1,735
Florida Power & Light Co.	4.125%	2/1/42	2,525	2,783
Florida Power & Light Co.	4.050%	6/1/42	2,067	2,255
Florida Power & Light Co.	3.800%	12/15/42	1,605	1,673
Florida Power & Light Co.	4.050%	10/1/44	1,682	1,841
Florida Power & Light Co.	3.700%	12/1/47	2,425	2,526
Georgia Power Co.	5.650%	3/1/37	1,775	2,108
Georgia Power Co.	5.950%	2/1/39	1,630	2,068
Georgia Power Co.	5.400%	6/1/40	1,956	2,351
Georgia Power Co.	4.750%	9/1/40	1,745	1,935
Georgia Power Co.	4.300%	3/15/42	3,855	4,137
Georgia Power Co.	4.300%	3/15/43	1,270	1,352
Iberdrola International BV	6.750%	7/15/36	1,565	2,050
Indiana Michigan Power Co.	6.050%	3/15/37	1,040	1,344
Indiana Michigan Power Co.	4.550%	3/15/46	1,473	1,684
Indiana Michigan Power Co.	3.750%	7/1/47	1,725	1,752
Interstate Power & Light Co.	6.250%	7/15/39	1,735	2,327
Interstate Power & Light Co.	3.700%	9/15/46	650	650
ITC Holdings Corp.	5.300%	7/1/43	1,140	1,377
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,615	2,895
Kansas City Power & Light Co.	6.050%	11/15/35	680	854
Kansas City Power & Light Co.	5.300%	10/1/41	1,275	1,533
Kansas City Power & Light Co.	4.200%	6/15/47	500	529
Kentucky Utilities Co.	5.125%	11/1/40	1,065	1,314
MidAmerican Energy Co.	6.750%	12/30/31	1,715	2,317
MidAmerican Energy Co.	5.750%	11/1/35	1,550	1,968
MidAmerican Energy Co.	5.800%	10/15/36	1,530	1,969
MidAmerican Energy Co.	4.800%	9/15/43	1,290	1,545
MidAmerican Energy Co.	4.400%	10/15/44	920	1,043
MidAmerican Energy Co.	4.250%	5/1/46	1,694	1,897
MidAmerican Energy Co.	3.950%	8/1/47	1,625	1,733
Mississippi Power Co.	4.250%	3/15/42	1,575	1,537
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,000	1,466
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	2,949	3,114
Nevada Power Co.	6.650%	4/1/36	775	1,067
Nevada Power Co.	6.750%	7/1/37	1,270	1,786
Northern States Power Co.	6.250%	6/1/36	1,175	1,595
Northern States Power Co.	6.200%	7/1/37	1,200	1,627
Northern States Power Co.	5.350%	11/1/39	1,050	1,320

99

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northern States Power Co.	3.400%	8/15/42	2,100	2,068
Northern States Power Co.	4.125%	5/15/44	1,450	1,594
Northern States Power Co.	4.000%	8/15/45	1,000	1,082
Northern States Power Co.	3.600%	5/15/46	1,325	1,345
NorthWestern Corp.	4.176%	11/15/44	1,380	1,495
NSTAR Electric Co.	5.500%	3/15/40	1,705	2,169
NSTAR Electric Co.	4.400%	3/1/44	610	697
Oglethorpe Power Corp.	5.950%	11/1/39	1,165	1,475
Oglethorpe Power Corp.	5.375%	11/1/40	2,380	2,794
Oglethorpe Power Corp.	5.250%	9/1/50	440	503
Ohio Edison Co.	6.875%	7/15/36	1,210	1,644
Oklahoma Gas & Electric Co.	4.150%	4/1/47	1,025	1,104
Oklahoma Gas & Electric Co.	3.850%	8/15/47	1,475	1,530
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,770	2,423
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,140	1,611
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,023	1,551
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,940	2,402
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,405	1,617
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,790	2,243
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,870	1,940
4 Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,080	1,122
Pacific Gas & Electric Co.	6.050%	3/1/34	10,255	12,846
Pacific Gas & Electric Co.	5.800%	3/1/37	3,375	4,222
Pacific Gas & Electric Co.	6.350%	2/15/38	1,770	2,334
Pacific Gas & Electric Co.	6.250%	3/1/39	1,880	2,479
Pacific Gas & Electric Co.	5.400%	1/15/40	2,395	2,893
Pacific Gas & Electric Co.	4.450%	4/15/42	1,650	1,778
Pacific Gas & Electric Co.	4.600%	6/15/43	1,245	1,359
Pacific Gas & Electric Co.	5.125%	11/15/43	2,130	2,497
Pacific Gas & Electric Co.	4.750%	2/15/44	1,955	2,177
Pacific Gas & Electric Co.	4.300%	3/15/45	2,430	2,535
Pacific Gas & Electric Co.	4.250%	3/15/46	2,388	2,515
Pacific Gas & Electric Co.	4.000%	12/1/46	2,700	2,763
4 Pacific Gas & Electric Co.	3.950%	12/1/47	2,200	2,187
PacifiCorp	7.700%	11/15/31	1,370	1,984
PacifiCorp	5.250%	6/15/35	1,385	1,686
PacifiCorp	6.100%	8/1/36	1,170	1,555
PacifiCorp	5.750%	4/1/37	2,430	3,129
PacifiCorp	6.250%	10/15/37	2,249	3,078
PacifiCorp	6.350%	7/15/38	1,190	1,644
PacifiCorp	6.000%	1/15/39	2,750	3,682
PacifiCorp	4.100%	2/1/42	1,060	1,148
PECO Energy Co.	5.950%	10/1/36	1,140	1,513
Potomac Electric Power Co.	6.500%	11/15/37	1,945	2,705
Potomac Electric Power Co.	4.150%	3/15/43	2,190	2,387
PPL Capital Funding Inc.	4.700%	6/1/43	1,771	1,979
PPL Capital Funding Inc.	5.000%	3/15/44	1,410	1,649
PPL Capital Funding Inc.	4.000%	9/15/47	1,000	1,024
PPL Electric Utilities Corp.	6.250%	5/15/39	1,665	2,284
PPL Electric Utilities Corp.	4.750%	7/15/43	75	89
PPL Electric Utilities Corp.	4.125%	6/15/44	1,020	1,123
PPL Electric Utilities Corp.	4.150%	10/1/45	1,200	1,330
PPL Electric Utilities Corp.	3.950%	6/1/47	3,050	3,293
Progress Energy Inc.	7.750%	3/1/31	2,480	3,470
Progress Energy Inc.	7.000%	10/30/31	1,350	1,802
Progress Energy Inc.	6.000%	12/1/39	2,050	2,675
PSEG Power LLC	8.625%	4/15/31	1,860	2,445
Public Service Co. of Colorado	6.500%	8/1/38	400	561
Public Service Co. of Colorado	3.600%	9/15/42	1,765	1,784
Public Service Co. of Colorado	4.300%	3/15/44	1,875	2,092
Public Service Co. of Colorado	3.800%	6/15/47	1,900	1,989
Public Service Electric & Gas Co.	5.800%	5/1/37	1,510	1,969
Public Service Electric & Gas Co.	3.950%	5/1/42	2,195	2,366
Public Service Electric & Gas Co.	3.650%	9/1/42	2,095	2,142

100

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Electric & Gas Co.	3.800%	3/1/46	2,072	2,193
Public Service Electric & Gas Co.	3.600%	12/1/47	1,225	1,254
Puget Sound Energy Inc.	6.274%	3/15/37	1,370	1,844
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,824
Puget Sound Energy Inc.	5.795%	3/15/40	720	948
Puget Sound Energy Inc.	5.638%	4/15/41	915	1,176
Puget Sound Energy Inc.	4.300%	5/20/45	2,160	2,437
San Diego Gas & Electric Co.	6.000%	6/1/39	485	647
San Diego Gas & Electric Co.	4.500%	8/15/40	1,660	1,940
San Diego Gas & Electric Co.	3.750%	6/1/47	2,075	2,176
South Carolina Electric & Gas Co.	6.625%	2/1/32	1,250	1,586
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,450	1,646
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,825	2,270
South Carolina Electric & Gas Co.	5.450%	2/1/41	1,165	1,380
South Carolina Electric & Gas Co.	4.350%	2/1/42	1,700	1,780
South Carolina Electric & Gas Co.	4.600%	6/15/43	1,955	2,117
South Carolina Electric & Gas Co.	4.100%	6/15/46	1,455	1,484
South Carolina Electric & Gas Co.	4.500%	6/1/64	1,675	1,741
South Carolina Electric & Gas Co.	5.100%	6/1/65	1,940	2,212
Southern California Edison Co.	6.650%	4/1/29	2,125	2,717
Southern California Edison Co.	6.000%	1/15/34	1,185	1,523
Southern California Edison Co.	5.750%	4/1/35	1,250	1,594
Southern California Edison Co.	5.350%	7/15/35	1,595	1,950
Southern California Edison Co.	5.550%	1/15/36	300	366
Southern California Edison Co.	5.625%	2/1/36	1,585	2,001
Southern California Edison Co.	5.550%	1/15/37	690	868
Southern California Edison Co.	5.950%	2/1/38	2,090	2,769
Southern California Edison Co.	6.050%	3/15/39	1,475	1,977
Southern California Edison Co.	5.500%	3/15/40	330	423
Southern California Edison Co.	4.500%	9/1/40	1,955	2,195
Southern California Edison Co.	4.050%	3/15/42	2,445	2,624
Southern California Edison Co.	3.900%	3/15/43	2,525	2,657
Southern California Edison Co.	4.650%	10/1/43	1,830	2,143
Southern California Edison Co.	3.600%	2/1/45	1,815	1,823
Southern California Edison Co.	4.000%	4/1/47	3,475	3,736
Southern Co.	4.250%	7/1/36	4,000	4,203
Southern Co.	4.400%	7/1/46	2,995	3,196
Southern Power Co.	5.150%	9/15/41	1,995	2,231
Southern Power Co.	5.250%	7/15/43	1,555	1,768
Southern Power Co.	4.950%	12/15/46	1,400	1,529
Southwestern Electric Power Co.	6.200%	3/15/40	1,085	1,449
Southwestern Electric Power Co.	3.900%	4/1/45	1,360	1,394
Southwestern Public Service Co.	4.500%	8/15/41	1,580	1,807
Southwestern Public Service Co.	3.400%	8/15/46	1,400	1,361
Southwestern Public Service Co.	3.700%	8/15/47	2,475	2,532
Tampa Electric Co.	6.550%	5/15/36	780	1,034
Tampa Electric Co.	6.150%	5/15/37	1,025	1,329
Tampa Electric Co.	4.100%	6/15/42	1,150	1,189
Tampa Electric Co.	4.350%	5/15/44	485	525
Toledo Edison Co.	6.150%	5/15/37	1,035	1,334
TransAlta Corp.	6.500%	3/15/40	1,040	1,036
Union Electric Co.	5.300%	8/1/37	1,040	1,257
Union Electric Co.	8.450%	3/15/39	1,140	1,853
Union Electric Co.	3.900%	9/15/42	1,650	1,729
Union Electric Co.	3.650%	4/15/45	1,410	1,431
Virginia Electric & Power Co.	6.000%	1/15/36	2,135	2,786
Virginia Electric & Power Co.	6.000%	5/15/37	2,155	2,831
Virginia Electric & Power Co.	6.350%	11/30/37	1,925	2,635
Virginia Electric & Power Co.	8.875%	11/15/38	1,750	3,013
Virginia Electric & Power Co.	4.000%	1/15/43	1,725	1,825
Virginia Electric & Power Co.	4.650%	8/15/43	1,235	1,436
Virginia Electric & Power Co.	4.450%	2/15/44	1,970	2,222
Virginia Electric & Power Co.	4.200%	5/15/45	2,198	2,409
Virginia Electric & Power Co.	4.000%	11/15/46	1,525	1,621

101

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Virginia Electric & Power Co.	3.800%	9/15/47	1,975	2,049
Westar Energy Inc.	4.125%	3/1/42	2,355	2,532
Westar Energy Inc.	4.100%	4/1/43	1,565	1,682
Westar Energy Inc.	4.250%	12/1/45	575	633
Wisconsin Electric Power Co.	5.625%	5/15/33	620	754
Wisconsin Electric Power Co.	5.700%	12/1/36	750	957
Wisconsin Power & Light Co.	6.375%	8/15/37	890	1,204
Wisconsin Public Service Corp.	3.671%	12/1/42	1,030	1,043
Wisconsin Public Service Corp.	4.752%	11/1/44	2,280	2,715
Xcel Energy Inc.	6.500%	7/1/36	1,700	2,307
Natural Gas (0.4%)
Atmos Energy Corp.	5.500%	6/15/41	1,575	1,993
Atmos Energy Corp.	4.150%	1/15/43	1,680	1,813
Atmos Energy Corp.	4.125%	10/15/44	2,480	2,710
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,350	1,727
CenterPoint Energy Resources Corp.	4.100%	9/1/47	1,025	1,077
KeySpan Corp.	5.803%	4/1/35	1,000	1,230
NiSource Finance Corp.	5.950%	6/15/41	1,375	1,757
Nisource Finance Corp.	5.250%	2/15/43	2,650	3,194
NiSource Finance Corp.	4.800%	2/15/44	1,925	2,185
NiSource Finance Corp.	4.375%	5/15/47	6,050	6,624
NiSource Finance Corp.	3.950%	3/30/48	500	509
ONE Gas Inc.	4.658%	2/1/44	2,082	2,382
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	850	972
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	1,250	1,229
Sempra Energy	6.000%	10/15/39	3,286	4,239
Southern California Gas Co.	3.750%	9/15/42	1,250	1,298
Southern Co. Gas Capital Corp.	6.000%	10/1/34	850	1,020
Southern Co. Gas Capital Corp.	5.875%	3/15/41	2,770	3,437
Southern Co. Gas Capital Corp.	4.400%	6/1/43	1,350	1,430
Southern Co. Gas Capital Corp.	3.950%	10/1/46	975	968
Southern Co. Gas Capital Corp.	4.400%	5/30/47	1,750	1,879
Southwest Gas Corp.	3.800%	9/29/46	1,375	1,386
Washington Gas Light Co.	3.796%	9/15/46	1,550	1,597
Other Utility (0.1%)
American Water Capital Corp.	6.593%	10/15/37	2,677	3,741
American Water Capital Corp.	4.300%	12/1/42	1,300	1,424
American Water Capital Corp.	4.300%	9/1/45	1,125	1,243
American Water Capital Corp.	4.000%	12/1/46	425	453
American Water Capital Corp.	3.750%	9/1/47	3,025	3,104
United Utilities plc	6.875%	8/15/28	1,325	1,609
Veolia Environnement SA	6.750%	6/1/38	1,358	1,784
				678,535
Total Corporate Bonds (Cost $5,208,142)				5,684,207
Sovereign Bonds (4.1%)
Asian Development Bank	5.820%	6/16/28	1,480	1,797
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	4,475	4,592
CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	500	510
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	3,495	3,944
Ecopetrol SA	7.375%	9/18/43	2,650	3,177
Ecopetrol SA	5.875%	5/28/45	5,490	5,572
European Investment Bank	4.875%	2/15/36	5,024	6,578
Hydro-Quebec	8.500%	12/1/29	1,421	2,093
Republic of Indonesia	3.500%	1/11/28	2,000	1,994
Republic of Indonesia	4.350%	1/11/48	2,000	2,032
Inter-American Development Bank	3.875%	10/28/41	1,730	1,979
Inter-American Development Bank	3.200%	8/7/42	2,005	2,045
Inter-American Development Bank	4.375%	1/24/44	1,428	1,748
International Bank for Reconstruction & Development	4.750%	2/15/35	1,925	2,474
5 KFW	0.000%	4/18/36	6,555	3,834
5 KFW	0.000%	6/29/37	3,365	1,919

102

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Korea Electric Power Corp.	7.000%	2/1/27	750	959
Nexen Energy ULC	7.875%	3/15/32	1,800	2,563
Nexen Energy ULC	5.875%	3/10/35	1,930	2,362
Nexen Energy ULC	6.400%	5/15/37	1,355	1,761
Nexen Energy ULC	7.500%	7/30/39	2,250	3,328
3 Oriental Republic of Uruguay	7.625%	3/21/36	4,043	5,761
3 Oriental Republic of Uruguay	4.125%	11/20/45	2,750	2,760
3 Oriental Republic of Uruguay	5.100%	6/18/50	10,450	11,613
Petroleos Mexicanos	6.625%	6/15/35	8,907	9,540
Petroleos Mexicanos	6.625%	6/15/38	2,575	2,675
Petroleos Mexicanos	6.500%	6/2/41	10,275	10,622
Petroleos Mexicanos	5.500%	6/27/44	8,415	7,773
Petroleos Mexicanos	6.375%	1/23/45	11,050	11,108
Petroleos Mexicanos	5.625%	1/23/46	10,100	9,327
4 Petroleos Mexicanos	6.750%	9/21/47	10,650	11,151
Petroleos Mexicanos	6.750%	9/21/47	11,092	11,613
6 Power Sector Assets & Liabilities Management Corp.	9.625%	5/15/28	550	828
Province of British Columbia	7.250%	9/1/36	1,500	2,350
Province of Quebec	7.500%	9/15/29	7,765	10,998
Republic of Chile	3.625%	10/30/42	500	502
Republic of Chile	3.860%	6/21/47	6,400	6,578
Republic of Colombia	10.375%	1/28/33	1,025	1,619
Republic of Colombia	7.375%	9/18/37	4,757	6,423
Republic of Colombia	6.125%	1/18/41	7,425	9,031
3 Republic of Colombia	5.625%	2/26/44	9,175	10,505
3 Republic of Colombia	5.000%	6/15/45	14,475	15,307
Republic of Hungary	7.625%	3/29/41	4,710	7,391
Republic of Italy	5.375%	6/15/33	6,000	7,055
Republic of Korea	4.125%	6/10/44	2,150	2,468
3 Republic of Panama	3.875%	3/17/28	5,950	6,221
Republic of Panama	9.375%	4/1/29	3,260	4,936
3 Republic of Panama	6.700%	1/26/36	8,481	11,339
3 Republic of Panama	4.500%	5/15/47	2,800	3,014
3 Republic of Panama	4.300%	4/29/53	3,050	3,177
Republic of Peru	8.750%	11/21/33	7,800	12,330
3 Republic of Peru	6.550%	3/14/37	3,900	5,290
Republic of Peru	5.625%	11/18/50	9,440	12,182
Republic of the Philippines	9.500%	2/2/30	6,867	10,850
Republic of the Philippines	7.750%	1/14/31	8,325	11,863
Republic of the Philippines	6.375%	1/15/32	5,575	7,248
Republic of the Philippines	6.375%	10/23/34	9,650	12,895
Republic of the Philippines	5.000%	1/13/37	4,625	5,458
Republic of the Philippines	3.950%	1/20/40	8,177	8,433
Republic of the Philippines	3.700%	3/1/41	1,487	1,478
Republic of the Philippines	3.700%	2/2/42	4,400	4,383
State of Israel	4.500%	1/30/43	5,975	6,541
Statoil ASA	6.800%	1/15/28	435	558
Statoil ASA	5.100%	8/17/40	3,109	3,765
Statoil ASA	4.250%	11/23/41	2,525	2,721
Statoil ASA	3.950%	5/15/43	1,990	2,080
Statoil ASA	4.800%	11/8/43	2,465	2,894
United Mexican States	7.500%	4/8/33	4,010	5,464
United Mexican States	6.750%	9/27/34	5,372	6,980
United Mexican States	6.050%	1/11/40	19,541	23,019
United Mexican States	4.750%	3/8/44	16,336	16,497
United Mexican States	5.550%	1/21/45	10,255	11,592
United Mexican States	4.600%	1/23/46	9,751	9,639
United Mexican States	4.350%	1/15/47	7,450	7,137
United Mexican States	5.750%	10/12/10	9,050	9,555
Total Sovereign Bonds (Cost $436,372)				461,798

103

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (3.7%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	1,125	1,695
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	680	934
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	645	1,007
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	550	741
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	2,000	2,626
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	450	589
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	175	266
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	2,495	4,252
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	1,095	1,580
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	4,250	6,279
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,805	4,431
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	1,665	2,630
California GO	7.700%	11/1/30	1,260	1,449
California GO	7.500%	4/1/34	6,830	10,114
California GO	7.950%	3/1/36	1,450	1,619
California GO	7.550%	4/1/39	11,495	18,089
California GO	7.300%	10/1/39	5,405	8,064
California GO	7.350%	11/1/39	2,925	4,390
California GO	7.625%	3/1/40	4,165	6,516
California GO	7.600%	11/1/40	7,150	11,418
California State University Systemwide Revenue	3.899%	11/1/47	1,000	1,052
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	800	1,023
Chicago IL GO	7.045%	1/1/29	800	884
Chicago IL GO	7.375%	1/1/33	2,000	2,314
Chicago IL GO	7.781%	1/1/35	675	809
Chicago IL GO	5.432%	1/1/42	900	867
Chicago IL GO	6.314%	1/1/44	1,050	1,119
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,655	2,152
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,275	1,780
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,450	1,888
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	5,150	6,983
Chicago IL Water Revenue	6.742%	11/1/40	1,200	1,597
Clark County NV Airport System Revenue	6.881%	7/1/42	1,150	1,234
Clark County NV Airport System Revenue	6.820%	7/1/45	1,550	2,418
Commonwealth Financing Authority Pennsylvania
Revenue	4.014%	6/1/33	1,300	1,355
Connecticut GO	5.632%	12/1/29	1,500	1,736
Connecticut GO	5.090%	10/1/30	750	832
Connecticut GO	5.850%	3/15/32	3,350	4,029
Cook County IL GO	6.229%	11/15/34	1,050	1,332
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,061
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,545	2,132
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	1,665	2,076
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	1,665	2,262
Dallas TX Independent School District GO	6.450%	2/15/35	1,495	1,668
District of Columbia Income Tax Revenue	5.591%	12/1/34	675	834

104

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	1,275	1,490
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	1,575	2,110
George Washington University District of Columbia GO	4.300%	9/15/44	1,825	1,976
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	4,757	6,098
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	3,175	3,999
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	850	1,048
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	1,000	1,224
Houston TX GO	6.290%	3/1/32	1,265	1,492
Illinois GO	5.100%	6/1/33	24,940	24,899
Illinois GO	6.630%	2/1/35	1,770	1,964
Illinois GO	6.725%	4/1/35	1,600	1,777
Illinois GO	7.350%	7/1/35	1,055	1,220
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	1,670	2,168
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	1,525	1,617
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	1,050	1,175
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	1,225	1,393
Los Angeles CA Community College District GO	6.750%	8/1/49	2,425	3,764
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	1,025	1,352
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	625	684
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	1,575	2,370
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	1,775	2,757
Los Angeles CA Unified School District GO	5.755%	7/1/29	1,640	2,007
Los Angeles CA Unified School District GO	5.750%	7/1/34	4,345	5,541
Los Angeles CA Unified School District GO	6.758%	7/1/34	2,810	3,881
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	1,800	2,271
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	700	1,087
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	895	1,195
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	850	1,134
Massachusetts GO	4.500%	8/1/31	1,500	1,722
Massachusetts GO	5.456%	12/1/39	3,135	3,994
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	1,530	1,948
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,515	1,976
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	1,000	1,380
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	1,355	2,079
Mississippi GO	5.245%	11/1/34	1,100	1,317
Missouri Health & Educational Facilities Authority
Revenue (Washington University)	3.652%	8/15/57	1,400	1,423
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	600	727
7 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	5,750	7,191
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	1,900	2,181
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	1,660	1,742

105

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	1,675	2,220
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	4,564	7,045
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	6,585	9,838
New York City NY GO	5.206%	10/1/31	1,070	1,251
New York City NY GO	6.646%	12/1/31	400	449
New York City NY GO	6.246%	6/1/35	1,075	1,171
New York City NY GO	5.517%	10/1/37	1,175	1,482
New York City NY GO	6.271%	12/1/37	1,520	2,052
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	975	1,331
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	500	541
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	1,030	1,396
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	800	1,118
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,500	2,111
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	1,970	2,592
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	1,670	2,310
New York City NY Transitional Finance Authority Future
Tax Revenue	5.267%	5/1/27	250	290
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	1,575	1,977
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	1,715	2,182
New York City NY Transitional Finance Authority Future
Tax Revenue	5.572%	11/1/38	1,150	1,456
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	540	772
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	3,400	5,261
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	700	902
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.668%	11/15/39	1,845	2,611
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.427%	3/15/39	500	615
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	1,830	2,286
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	900	1,155
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	1,625	1,987
New York University Hospitals Center Revenue	5.750%	7/1/43	925	1,203
North Carolina Turnpike Authority Revenue	6.700%	1/1/39	170	178
North Texas Tollway Authority System Revenue	6.718%	1/1/49	2,835	4,313
Ohio State University General Receipts Revenue	4.910%	6/1/40	2,175	2,635
Ohio State University General Receipts Revenue	3.798%	12/1/46	1,400	1,446
Ohio State University General Receipts Revenue	4.800%	6/1/11	1,682	1,889
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	1,125	1,296
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	1,405	1,809
8 Oregon School Boards Association GO	5.528%	6/30/28	1,500	1,731
7 Oregon School Boards Association GO	5.550%	6/30/28	875	1,019
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,910	2,498
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	1,260	1,605
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	2,195	2,879
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	1,625	2,131
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,375	2,944

106

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	1,200	1,344
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	3,520	4,349
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	7,375	8,516
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	1,500	1,827
Port of Seattle WA Revenue	7.000%	5/1/36	100	106
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	2,650	3,298
President & Fellows of Harvard College Massachusetts
GO	3.150%	7/15/46	1,700	1,652
Princeton University New Jersey GO	5.700%	3/1/39	2,150	2,844
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	1,110	1,512
Rutgers State University New Jersey Revenue	5.665%	5/1/40	1,185	1,455
Sales Tax Securitization Corp.	3.587%	1/1/43	1,200	1,198
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	1,900	2,287
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	600	808
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	1,450	1,927
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,100	1,271
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	1,365	1,869
San Diego County CA Water Authority Revenue	6.138%	5/1/49	2,000	2,825
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,440	2,151
San Jose California Redevelopment Agency Successor
Agency Tax Allocation	3.375%	8/1/34	1,350	1,330
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	1,500	1,818
South Carolina Public Service Authority Revenue	5.784%	12/1/41	250	308
South Carolina Public Service Authority Revenue	6.454%	1/1/50	1,300	1,764
Texas GO	5.517%	4/1/39	3,790	4,976
Texas Transportation Commission Revenue	5.178%	4/1/30	3,900	4,686
Texas Transportation Commission Revenue	4.631%	4/1/33	1,460	1,658
Texas Transportation Commission Revenue	4.681%	4/1/40	950	1,124
University of California Regents Medical Center
Revenue	6.548%	5/15/48	1,350	1,914
University of California Regents Medical Center
Revenue	6.583%	5/15/49	1,075	1,512
University of California Revenue	4.601%	5/15/31	1,500	1,667
University of California Revenue	6.270%	5/15/31	500	525
University of California Revenue	5.770%	5/15/43	2,900	3,793
University of California Revenue	4.131%	5/15/45	1,500	1,587
University of California Revenue	5.946%	5/15/45	1,275	1,670
University of California Revenue	4.858%	5/15/12	3,050	3,405
University of California Revenue	4.767%	5/15/15	1,450	1,585
University of Southern California GO	5.250%	10/1/11	1,000	1,247
University of Texas Permanent University Fund
Revenue	3.376%	7/1/47	1,200	1,205
University of Texas Revenue	3.354%	8/15/47	1,000	1,006
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	900	961
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	550	681
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,075	1,291
University of Virginia Revenue	4.179%	9/1/17	600	626
Washington GO	5.140%	8/1/40	1,110	1,401
Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	1,650	1,716
Total Taxable Municipal Bonds (Cost $351,811)				420,171

107

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2017

		Shares
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
9 Vanguard Market Liquidity Fund (Cost
$41,280)	1.458%	412,773	41,282

Total Investments (99.3%) (Cost $10,435,648)			11,230,871
Other Assets and Liabilities—Net (0.7%)			74,882
Net Assets (100%)			11,305,753

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $177,003,000, representing 1.6% of net assets.
5 Guaranteed by the Federal Republic of Germany.
6 Guaranteed by the Republic of the Philippines.
7 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

108

This page intentionally left blank.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA3140_022018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and Shareholders of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (three of the funds constituting Vanguard Bond Index Funds, hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

February 14, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (63.7%)
U.S. Government Securities (40.4%)
United States Treasury Note/Bond	3.750%	11/15/18	277,786	282,431
United States Treasury Note/Bond	1.125%	1/31/19	53,100	52,702
United States Treasury Note/Bond	1.250%	1/31/19	94,800	94,192
United States Treasury Note/Bond	1.500%	1/31/19	226,270	225,421
United States Treasury Note/Bond	0.750%	2/15/19	652,862	644,904
United States Treasury Note/Bond	2.750%	2/15/19	258,075	260,614
United States Treasury Note/Bond	8.875%	2/15/19	72,220	77,907
United States Treasury Note/Bond	1.125%	2/28/19	6,620	6,566
United States Treasury Note/Bond	1.375%	2/28/19	122,070	121,402
United States Treasury Note/Bond	1.500%	2/28/19	70,545	70,259
United States Treasury Note/Bond	1.000%	3/15/19	769,600	761,904
United States Treasury Note/Bond	1.250%	3/31/19	253,790	251,887
United States Treasury Note/Bond	1.500%	3/31/19	30,965	30,829
United States Treasury Note/Bond	1.625%	3/31/19	331,485	330,554
United States Treasury Note/Bond	0.875%	4/15/19	472,930	467,094
United States Treasury Note/Bond	1.250%	4/30/19	167,302	165,969
United States Treasury Note/Bond	1.625%	4/30/19	375,075	373,961
United States Treasury Note/Bond	0.875%	5/15/19	567,645	560,283
United States Treasury Note/Bond	3.125%	5/15/19	606,834	617,168
United States Treasury Note/Bond	1.125%	5/31/19	179,315	177,522
United States Treasury Note/Bond	1.250%	5/31/19	150,055	148,813
United States Treasury Note/Bond	1.500%	5/31/19	250,930	249,675
United States Treasury Note/Bond	0.875%	6/15/19	202,325	199,511
United States Treasury Note/Bond	1.000%	6/30/19	33,462	33,049
United States Treasury Note/Bond	1.250%	6/30/19	303,895	301,187
United States Treasury Note/Bond	1.625%	6/30/19	348,770	347,570
United States Treasury Note/Bond	0.750%	7/15/19	401,795	395,077
United States Treasury Note/Bond	0.875%	7/31/19	128,706	126,755
United States Treasury Note/Bond	1.375%	7/31/19	173,140	171,841
United States Treasury Note/Bond	1.625%	7/31/19	275,496	274,463
United States Treasury Note/Bond	0.750%	8/15/19	249,493	245,087
United States Treasury Note/Bond	3.625%	8/15/19	766,942	788,156
United States Treasury Note/Bond	8.125%	8/15/19	6,636	7,291
United States Treasury Note/Bond	1.250%	8/31/19	76,119	75,346
United States Treasury Note/Bond	1.625%	8/31/19	364,194	362,715
United States Treasury Note/Bond	0.875%	9/15/19	472,565	464,664
United States Treasury Note/Bond	1.000%	9/30/19	58,600	57,739
United States Treasury Note/Bond	1.375%	9/30/19	216,875	215,012
United States Treasury Note/Bond	1.750%	9/30/19	404,421	403,535
United States Treasury Note/Bond	1.000%	10/15/19	412,665	406,409
United States Treasury Note/Bond	1.250%	10/31/19	40,600	40,143
United States Treasury Note/Bond	1.500%	10/31/19	741,575	736,592
United States Treasury Note/Bond	1.000%	11/15/19	536,465	527,833
United States Treasury Note/Bond	3.375%	11/15/19	569,133	584,784
United States Treasury Note/Bond	1.000%	11/30/19	147,175	144,760
United States Treasury Note/Bond	1.500%	11/30/19	503,150	499,532
United States Treasury Note/Bond	1.750%	11/30/19	318,945	318,148
United States Treasury Note/Bond	1.375%	12/15/19	292,585	289,750
United States Treasury Note/Bond	1.125%	12/31/19	95,000	93,590
United States Treasury Note/Bond	1.625%	12/31/19	39,053	38,845
United States Treasury Note/Bond	1.875%	12/31/19	119,655	119,636
United States Treasury Note/Bond	1.375%	1/15/20	112,100	110,944
United States Treasury Note/Bond	1.250%	1/31/20	553,500	546,321
United States Treasury Note/Bond	1.375%	1/31/20	170,508	168,697
United States Treasury Note/Bond	1.375%	2/15/20	858,024	848,637
1 United States Treasury Note/Bond	3.625%	2/15/20	477,635	494,648
United States Treasury Note/Bond	8.500%	2/15/20	15,275	17,373
United States Treasury Note/Bond	1.250%	2/29/20	77,506	76,464
United States Treasury Note/Bond	1.375%	2/29/20	196,685	194,472
United States Treasury Note/Bond	1.625%	3/15/20	796,130	791,401
United States Treasury Note/Bond	1.125%	3/31/20	20,300	19,951

1

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	3/31/20	175,643	173,613
United States Treasury Note/Bond	1.500%	4/15/20	333,640	330,564
United States Treasury Note/Bond	1.125%	4/30/20	88,993	87,408
United States Treasury Note/Bond	1.375%	4/30/20	249,230	246,154
United States Treasury Note/Bond	1.500%	5/15/20	468,788	464,246
United States Treasury Note/Bond	3.500%	5/15/20	501,005	519,247
United States Treasury Note/Bond	8.750%	5/15/20	70	81
United States Treasury Note/Bond	1.375%	5/31/20	312,855	308,847
United States Treasury Note/Bond	1.500%	5/31/20	138,577	137,191
United States Treasury Note/Bond	1.500%	6/15/20	382,922	379,032
United States Treasury Note/Bond	1.625%	6/30/20	88,735	88,084
United States Treasury Note/Bond	1.875%	6/30/20	320,460	320,059
United States Treasury Note/Bond	1.500%	7/15/20	377,857	373,844
United States Treasury Note/Bond	1.625%	7/31/20	330,340	327,760
United States Treasury Note/Bond	2.000%	7/31/20	105,803	105,968
United States Treasury Note/Bond	1.500%	8/15/20	601,959	595,374
United States Treasury Note/Bond	2.625%	8/15/20	282,500	287,399
United States Treasury Note/Bond	8.750%	8/15/20	192,190	225,283
United States Treasury Note/Bond	1.375%	8/31/20	357,825	352,626
United States Treasury Note/Bond	2.125%	8/31/20	175,666	176,490
United States Treasury Note/Bond	1.375%	9/30/20	222,650	219,241
United States Treasury Note/Bond	2.000%	9/30/20	50,741	50,813
United States Treasury Note/Bond	1.625%	10/15/20	400,557	396,988
United States Treasury Note/Bond	1.375%	10/31/20	207,217	203,850
United States Treasury Note/Bond	1.750%	10/31/20	235,567	234,243
United States Treasury Note/Bond	1.750%	11/15/20	650,670	646,909
United States Treasury Note/Bond	2.625%	11/15/20	853,684	869,025
United States Treasury Note/Bond	1.625%	11/30/20	404,003	399,898
United States Treasury Note/Bond	2.000%	11/30/20	350,855	351,185
United States Treasury Note/Bond	1.875%	12/15/20	10,400	10,369
United States Treasury Note/Bond	1.750%	12/31/20	283,948	281,952
United States Treasury Note/Bond	2.375%	12/31/20	302,770	306,128
United States Treasury Note/Bond	1.375%	1/31/21	499,027	489,516
United States Treasury Note/Bond	2.125%	1/31/21	114,586	114,962
United States Treasury Note/Bond	3.625%	2/15/21	391,842	410,882
United States Treasury Note/Bond	7.875%	2/15/21	209,734	246,962
United States Treasury Note/Bond	1.125%	2/28/21	148,979	144,836
United States Treasury Note/Bond	2.000%	2/28/21	426,858	426,525
United States Treasury Note/Bond	1.250%	3/31/21	709,298	691,785
United States Treasury Note/Bond	2.250%	3/31/21	321,376	323,484
United States Treasury Note/Bond	1.375%	4/30/21	167,710	164,067
United States Treasury Note/Bond	2.250%	4/30/21	369,725	372,095
United States Treasury Note/Bond	3.125%	5/15/21	391,810	405,461
United States Treasury Note/Bond	8.125%	5/15/21	110	132
United States Treasury Note/Bond	1.375%	5/31/21	456,650	446,302
United States Treasury Note/Bond	2.000%	5/31/21	265,320	264,821
United States Treasury Note/Bond	1.125%	6/30/21	477,116	461,982
United States Treasury Note/Bond	2.125%	6/30/21	344,450	345,042
United States Treasury Note/Bond	1.125%	7/31/21	400,260	387,063
United States Treasury Note/Bond	2.250%	7/31/21	249,925	251,330
United States Treasury Note/Bond	2.125%	8/15/21	113,948	114,090
United States Treasury Note/Bond	8.125%	8/15/21	35,690	43,191
United States Treasury Note/Bond	1.125%	8/31/21	215,566	208,223
United States Treasury Note/Bond	2.000%	8/31/21	359,915	358,677
United States Treasury Note/Bond	1.125%	9/30/21	564,411	544,566
United States Treasury Note/Bond	2.125%	9/30/21	383,791	383,971
United States Treasury Note/Bond	1.250%	10/31/21	514,864	498,774
United States Treasury Note/Bond	2.000%	10/31/21	278,940	277,763
United States Treasury Note/Bond	2.000%	11/15/21	335,482	334,485
United States Treasury Note/Bond	1.750%	11/30/21	132,807	130,940
United States Treasury Note/Bond	1.875%	11/30/21	238,710	236,733
United States Treasury Note/Bond	2.000%	12/31/21	12,380	12,316
United States Treasury Note/Bond	2.125%	12/31/21	253,010	253,010
United States Treasury Note/Bond	1.500%	1/31/22	228,760	223,078

2

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.875%	1/31/22	391,022	386,928
United States Treasury Note/Bond	2.000%	2/15/22	64,416	64,094
United States Treasury Note/Bond	1.750%	2/28/22	781,447	769,241
United States Treasury Note/Bond	1.875%	2/28/22	531,386	525,573
United States Treasury Note/Bond	1.750%	3/31/22	215,000	211,440
United States Treasury Note/Bond	1.875%	3/31/22	495,100	489,451
United States Treasury Note/Bond	1.750%	4/30/22	191,175	187,860
United States Treasury Note/Bond	1.875%	4/30/22	400,080	395,267
United States Treasury Note/Bond	1.750%	5/15/22	25,845	25,425
United States Treasury Note/Bond	1.750%	5/31/22	429,280	421,768
United States Treasury Note/Bond	1.875%	5/31/22	250,470	247,575
United States Treasury Note/Bond	1.750%	6/30/22	343,114	336,897
United States Treasury Note/Bond	2.125%	6/30/22	227,735	227,236
United States Treasury Note/Bond	1.875%	7/31/22	530,907	523,607
United States Treasury Note/Bond	2.000%	7/31/22	227,600	225,857
United States Treasury Note/Bond	1.625%	8/15/22	31,980	31,215
United States Treasury Note/Bond	7.250%	8/15/22	3,014	3,688
United States Treasury Note/Bond	1.625%	8/31/22	445,550	434,411
United States Treasury Note/Bond	1.875%	8/31/22	435,118	429,000
United States Treasury Note/Bond	1.750%	9/30/22	322,915	316,405
United States Treasury Note/Bond	1.875%	9/30/22	499,170	491,917
United States Treasury Note/Bond	1.875%	10/31/22	354,240	349,093
United States Treasury Note/Bond	2.000%	10/31/22	422,076	418,383
1 United States Treasury Note/Bond	1.625%	11/15/22	135,125	131,641
United States Treasury Note/Bond	2.000%	11/30/22	726,050	719,581
United States Treasury Note/Bond	2.125%	12/31/22	807,558	804,150
United States Treasury Note/Bond	1.750%	1/31/23	277,602	271,400
United States Treasury Note/Bond	2.000%	2/15/23	70,251	69,515
United States Treasury Note/Bond	7.125%	2/15/23	163,535	202,067
United States Treasury Note/Bond	1.500%	2/28/23	240,125	231,682
United States Treasury Note/Bond	1.500%	3/31/23	448,350	432,169
United States Treasury Note/Bond	1.625%	4/30/23	128,332	124,402
1 United States Treasury Note/Bond	1.750%	5/15/23	846,053	825,164
United States Treasury Note/Bond	1.625%	5/31/23	367,450	355,853
United States Treasury Note/Bond	1.375%	6/30/23	275,345	262,954
United States Treasury Note/Bond	1.250%	7/31/23	270,465	256,266
United States Treasury Note/Bond	2.500%	8/15/23	466,785	473,203
United States Treasury Note/Bond	6.250%	8/15/23	208,228	252,085
United States Treasury Note/Bond	1.375%	8/31/23	299,160	285,183
United States Treasury Note/Bond	1.375%	9/30/23	327,230	311,634
United States Treasury Note/Bond	1.625%	10/31/23	217,345	209,805
United States Treasury Note/Bond	2.750%	11/15/23	409,962	420,982
United States Treasury Note/Bond	2.125%	11/30/23	379,325	376,245
United States Treasury Note/Bond	2.250%	12/31/23	171,275	170,900
United States Treasury Note/Bond	2.250%	1/31/24	184,225	183,794
United States Treasury Note/Bond	2.750%	2/15/24	407,379	418,008
United States Treasury Note/Bond	2.125%	2/29/24	632,624	626,298
United States Treasury Note/Bond	2.125%	3/31/24	332,525	329,097
United States Treasury Note/Bond	2.000%	4/30/24	313,082	307,409
United States Treasury Note/Bond	2.500%	5/15/24	657,918	665,320
United States Treasury Note/Bond	2.000%	5/31/24	390,993	383,599
United States Treasury Note/Bond	2.000%	6/30/24	361,533	354,414
United States Treasury Note/Bond	2.125%	7/31/24	274,425	271,124
United States Treasury Note/Bond	2.375%	8/15/24	465,390	466,698
United States Treasury Note/Bond	1.875%	8/31/24	334,168	325,082
United States Treasury Note/Bond	2.125%	9/30/24	515,058	508,537
United States Treasury Note/Bond	2.250%	10/31/24	282,595	281,137
United States Treasury Note/Bond	2.250%	11/15/24	618,614	615,230
United States Treasury Note/Bond	7.500%	11/15/24	1,325	1,759
United States Treasury Note/Bond	2.125%	11/30/24	515,680	508,832
United States Treasury Note/Bond	2.250%	12/31/24	235,000	233,642
United States Treasury Note/Bond	2.000%	2/15/25	354,279	346,251
United States Treasury Note/Bond	7.625%	2/15/25	2,112	2,843
United States Treasury Note/Bond	2.125%	5/15/25	976,902	961,789

3

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	8/15/25	638,325	621,971
United States Treasury Note/Bond	6.875%	8/15/25	17,689	23,264
United States Treasury Note/Bond	2.250%	11/15/25	750,907	744,104
United States Treasury Note/Bond	1.625%	2/15/26	694,677	655,817
United States Treasury Note/Bond	1.625%	5/15/26	716,160	674,536
United States Treasury Note/Bond	1.500%	8/15/26	607,414	564,895
United States Treasury Note/Bond	6.750%	8/15/26	32,360	43,388
United States Treasury Note/Bond	2.000%	11/15/26	487,821	471,967
United States Treasury Note/Bond	6.500%	11/15/26	50,779	67,401
United States Treasury Note/Bond	2.250%	2/15/27	633,900	625,380
United States Treasury Note/Bond	2.375%	5/15/27	488,959	487,507
United States Treasury Note/Bond	2.250%	8/15/27	514,644	507,243
United States Treasury Note/Bond	6.375%	8/15/27	33,585	45,046
United States Treasury Note/Bond	2.250%	11/15/27	933,151	919,732
United States Treasury Note/Bond	5.500%	8/15/28	39,225	50,484
United States Treasury Note/Bond	5.250%	11/15/28	3,485	4,421
United States Treasury Note/Bond	5.250%	2/15/29	53,395	67,978
United States Treasury Note/Bond	6.125%	8/15/29	75,455	103,527
United States Treasury Note/Bond	6.250%	5/15/30	101,178	142,186
United States Treasury Note/Bond	5.375%	2/15/31	263,915	350,511
United States Treasury Note/Bond	4.500%	2/15/36	243,906	314,029
United States Treasury Note/Bond	4.750%	2/15/37	49,775	66,294
United States Treasury Note/Bond	5.000%	5/15/37	38,000	52,101
United States Treasury Note/Bond	4.375%	2/15/38	88,118	112,598
United States Treasury Note/Bond	4.500%	5/15/38	59,113	76,819
United States Treasury Note/Bond	3.500%	2/15/39	259,906	296,576
United States Treasury Note/Bond	4.250%	5/15/39	109,385	138,201
United States Treasury Note/Bond	4.500%	8/15/39	85,222	111,281
United States Treasury Note/Bond	4.375%	11/15/39	184,026	236,703
United States Treasury Note/Bond	4.625%	2/15/40	228,187	303,274
United States Treasury Note/Bond	4.375%	5/15/40	216,060	278,380
United States Treasury Note/Bond	3.875%	8/15/40	162,672	195,919
United States Treasury Note/Bond	4.250%	11/15/40	329,132	417,688
1 United States Treasury Note/Bond	4.750%	2/15/41	208,930	283,460
United States Treasury Note/Bond	4.375%	5/15/41	183,108	236,810
United States Treasury Note/Bond	3.750%	8/15/41	143,510	169,970
United States Treasury Note/Bond	3.125%	11/15/41	122,460	131,569
United States Treasury Note/Bond	3.125%	2/15/42	129,027	138,624
United States Treasury Note/Bond	3.000%	5/15/42	158,799	167,061
United States Treasury Note/Bond	2.750%	8/15/42	588,040	591,621
United States Treasury Note/Bond	2.750%	11/15/42	607,599	610,923
1 United States Treasury Note/Bond	3.125%	2/15/43	208,938	224,445
United States Treasury Note/Bond	2.875%	5/15/43	430,940	442,657
1 United States Treasury Note/Bond	3.625%	8/15/43	281,900	328,986
United States Treasury Note/Bond	3.750%	11/15/43	268,181	319,261
United States Treasury Note/Bond	3.625%	2/15/44	412,962	482,583
United States Treasury Note/Bond	3.375%	5/15/44	269,981	302,632
United States Treasury Note/Bond	3.125%	8/15/44	320,450	343,983
United States Treasury Note/Bond	3.000%	11/15/44	356,027	373,885
1 United States Treasury Note/Bond	2.500%	2/15/45	420,489	400,844
United States Treasury Note/Bond	3.000%	5/15/45	559,279	587,332
1 United States Treasury Note/Bond	2.875%	8/15/45	391,828	401,561
United States Treasury Note/Bond	3.000%	11/15/45	176,185	185,049
United States Treasury Note/Bond	2.500%	2/15/46	429,975	409,147
United States Treasury Note/Bond	2.500%	5/15/46	779,992	741,843
United States Treasury Note/Bond	2.250%	8/15/46	379,311	342,032
United States Treasury Note/Bond	2.875%	11/15/46	660,620	677,545
United States Treasury Note/Bond	3.000%	2/15/47	107,835	113,362
United States Treasury Note/Bond	3.000%	5/15/47	161,429	169,702
United States Treasury Note/Bond	2.750%	8/15/47	567,283	567,816
United States Treasury Note/Bond	2.750%	11/15/47	488,525	489,136
				79,042,055
Agency Bonds and Notes (1.9%)
2 AID-Iraq	2.149%	1/18/22	10,900	10,864

4

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 AID-Israel	5.500%	9/18/23	542	630
2 AID-Israel	5.500%	12/4/23	4,768	5,568
2 AID-Israel	5.500%	4/26/24	20,405	23,985
2 AID-Jordan	1.945%	6/23/19	7,750	7,738
2 AID-Jordan	2.503%	10/30/20	10,100	10,167
2 AID-Jordan	2.578%	6/30/22	3,400	3,416
2 AID-Jordan	3.000%	6/30/25	5,200	5,336
2 AID-Tunisia	2.452%	7/24/21	3,275	3,290
2 AID-Tunisia	1.416%	8/5/21	3,860	3,725
2 AID-Ukraine	1.844%	5/16/19	4,650	4,629
2 AID-Ukraine	1.847%	5/29/20	11,500	11,403
2 AID-Ukraine	1.471%	9/29/21	10,100	9,795
3 Federal Farm Credit Banks	5.150%	11/15/19	15,675	16,593
3 Federal Farm Credit Banks	1.680%	10/13/20	11,125	11,017
3 Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,310
3 Federal Home Loan Banks	1.250%	1/16/19	74,700	74,269
3 Federal Home Loan Banks	1.375%	3/18/19	30,000	29,829
3 Federal Home Loan Banks	1.375%	5/28/19	19,800	19,661
3 Federal Home Loan Banks	1.125%	6/21/19	77,000	76,158
3 Federal Home Loan Banks	0.875%	8/5/19	53,850	52,978
3 Federal Home Loan Banks	1.000%	9/26/19	61,000	60,044
3 Federal Home Loan Banks	1.500%	10/21/19	82,565	81,933
3 Federal Home Loan Banks	1.375%	11/15/19	47,300	46,809
3 Federal Home Loan Banks	1.875%	3/13/20	795	793
3 Federal Home Loan Banks	4.125%	3/13/20	8,100	8,473
3 Federal Home Loan Banks	3.375%	6/12/20	25,725	26,565
3 Federal Home Loan Banks	1.375%	9/28/20	26,600	26,139
3 Federal Home Loan Banks	5.250%	12/11/20	6,850	7,471
3 Federal Home Loan Banks	1.375%	2/18/21	24,475	23,963
3 Federal Home Loan Banks	2.250%	6/11/21	30,750	30,893
3 Federal Home Loan Banks	5.625%	6/11/21	19,450	21,709
3 Federal Home Loan Banks	1.125%	7/14/21	54,350	52,502
3 Federal Home Loan Banks	1.875%	11/29/21	73,000	72,227
3 Federal Home Loan Banks	2.125%	3/10/23	26,920	26,677
3 Federal Home Loan Banks	2.875%	6/14/24	40,400	41,467
3 Federal Home Loan Banks	5.375%	8/15/24	24,600	28,988
3 Federal Home Loan Banks	2.875%	9/13/24	14,985	15,367
3 Federal Home Loan Banks	5.500%	7/15/36	19,780	27,101
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	60,938	62,343
4 Federal Home Loan Mortgage Corp.	1.125%	4/15/19	60,000	59,440
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	62,007	61,892
4 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	52,884	52,059
4 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	21,826	21,602
4 Federal Home Loan Mortgage Corp.	1.375%	8/15/19	31,000	30,735
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	103,270	102,061
4 Federal Home Loan Mortgage Corp.	0.000%	11/29/19	150	144
4 Federal Home Loan Mortgage Corp.	1.500%	1/17/20	91,400	90,557
4 Federal Home Loan Mortgage Corp.	1.375%	4/20/20	22,187	21,885
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	43,383	42,769
4 Federal Home Loan Mortgage Corp.	1.625%	9/29/20	14,000	13,850
4 Federal Home Loan Mortgage Corp.	1.875%	11/17/20	48,739	48,503
4 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	25,000	24,124
4 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	194,689	195,960
4 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,606	5,013
4 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	90,204	128,750
4 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,604	12,047
4 Federal National Mortgage Assn.	1.125%	12/14/18	65,222	64,799
4 Federal National Mortgage Assn.	1.375%	1/28/19	75,000	74,653
4 Federal National Mortgage Assn.	1.875%	2/19/19	53,110	53,134
4 Federal National Mortgage Assn.	1.000%	2/26/19	32,450	32,144
4 Federal National Mortgage Assn.	1.750%	6/20/19	48,425	48,332
4 Federal National Mortgage Assn.	0.875%	8/2/19	116,360	114,484
4 Federal National Mortgage Assn.	1.000%	8/28/19	95,000	93,593
4 Federal National Mortgage Assn.	1.750%	9/12/19	67,575	67,380

5

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Federal National Mortgage Assn.	0.000%	10/9/19	35,640	34,363
4	Federal National Mortgage Assn.	1.000%	10/24/19	52,500	51,632
4	Federal National Mortgage Assn.	1.750%	11/26/19	61,950	61,728
4	Federal National Mortgage Assn.	1.625%	1/21/20	30,800	30,591
4	Federal National Mortgage Assn.	1.500%	2/28/20	18,975	18,786
4	Federal National Mortgage Assn.	1.500%	6/22/20	52,600	51,970
4	Federal National Mortgage Assn.	1.500%	7/30/20	23,000	22,707
4	Federal National Mortgage Assn.	1.500%	11/30/20	28,711	28,268
4	Federal National Mortgage Assn.	1.875%	12/28/20	40,000	39,788
4	Federal National Mortgage Assn.	1.375%	2/26/21	32,145	31,468
4	Federal National Mortgage Assn.	1.250%	8/17/21	30,300	29,365
4	Federal National Mortgage Assn.	1.375%	10/7/21	60,000	58,329
4	Federal National Mortgage Assn.	2.000%	1/5/22	103,000	102,196
4	Federal National Mortgage Assn.	1.875%	4/5/22	22,275	21,969
4	Federal National Mortgage Assn.	2.000%	10/5/22	18,525	18,296
4	Federal National Mortgage Assn.	2.625%	9/6/24	113,190	114,611
4	Federal National Mortgage Assn.	2.125%	4/24/26	34,025	32,961
4	Federal National Mortgage Assn.	1.875%	9/24/26	43,000	40,565
4	Federal National Mortgage Assn.	6.250%	5/15/29	4,745	6,327
4	Federal National Mortgage Assn.	7.125%	1/15/30	26,389	37,900
4	Federal National Mortgage Assn.	7.250%	5/15/30	47,677	69,511
4	Federal National Mortgage Assn.	6.625%	11/15/30	24,700	34,736
4	Federal National Mortgage Assn.	5.625%	7/15/37	7,765	10,841
3	Financing Corp.	9.700%	4/5/19	1,575	1,726
	Private Export Funding Corp.	4.375%	3/15/19	8,760	9,008
	Private Export Funding Corp.	1.450%	8/15/19	13,800	13,673
	Private Export Funding Corp.	2.250%	3/15/20	8,000	8,031
	Private Export Funding Corp.	2.300%	9/15/20	2,475	2,484
	Private Export Funding Corp.	4.300%	12/15/21	10,975	11,801
	Private Export Funding Corp.	2.800%	5/15/22	2,625	2,673
	Private Export Funding Corp.	2.050%	11/15/22	8,335	8,207
	Private Export Funding Corp.	3.550%	1/15/24	4,200	4,458
	Private Export Funding Corp.	2.450%	7/15/24	8,300	8,260
	Private Export Funding Corp.	3.250%	6/15/25	2,475	2,578
	Resolution Funding Corp.	8.125%	10/15/19	450	498
	Resolution Funding Corp.	8.875%	7/15/20	180	210
	Resolution Funding Corp.	8.625%	1/15/30	110	173
3	Tennessee Valley Authority	3.875%	2/15/21	10,915	11,487
3	Tennessee Valley Authority	1.875%	8/15/22	7,300	7,176
3	Tennessee Valley Authority	2.875%	9/15/24	9,637	9,852
3	Tennessee Valley Authority	6.750%	11/1/25	17,306	22,301
3	Tennessee Valley Authority	2.875%	2/1/27	29,750	30,276
3	Tennessee Valley Authority	7.125%	5/1/30	27,165	39,010
3	Tennessee Valley Authority	4.650%	6/15/35	15,169	18,426
3	Tennessee Valley Authority	5.880%	4/1/36	10,200	14,245
3	Tennessee Valley Authority	6.150%	1/15/38	920	1,348
3	Tennessee Valley Authority	5.500%	6/15/38	2,550	3,484
3	Tennessee Valley Authority	5.250%	9/15/39	17,590	23,619
3	Tennessee Valley Authority	4.875%	1/15/48	6,951	9,021
3	Tennessee Valley Authority	5.375%	4/1/56	6,250	8,805
3	Tennessee Valley Authority	4.625%	9/15/60	7,468	9,394
3	Tennessee Valley Authority	4.250%	9/15/65	14,725	17,340
					3,756,207
Conventional Mortgage-Backed Securities (21.3%)
4,5	Fannie Mae Pool	2.000%	11/1/27–11/1/31	132,110	129,483
4,5,6	Fannie Mae Pool	2.500%	11/1/26–10/1/46	1,326,489	1,327,628
4,5,6	Fannie Mae Pool	3.000%	9/1/20–1/1/48	4,409,899	4,446,910
4,5,6	Fannie Mae Pool	3.500%	10/1/18–2/1/48	5,029,776	5,183,386
4,5,6	Fannie Mae Pool	4.000%	6/1/18–1/1/48	3,336,969	3,500,813
4,5,6	Fannie Mae Pool	4.500%	1/1/18–1/1/48	1,302,731	1,391,777
4,5	Fannie Mae Pool	5.000%	1/1/18–6/1/44	502,101	540,875
4,5	Fannie Mae Pool	5.500%	1/1/18–2/1/42	445,511	488,419
4,5	Fannie Mae Pool	6.000%	1/1/18–5/1/41	292,802	327,977
4,5	Fannie Mae Pool	6.500%	3/1/18–10/1/39	74,403	82,496

6

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Fannie Mae Pool	7.000%	11/1/18–11/1/38	23,122	26,240
4,5	Fannie Mae Pool	7.500%	11/1/22–12/1/32	1,995	2,216
4,5	Fannie Mae Pool	8.000%	11/1/21–9/1/31	737	812
4,5	Fannie Mae Pool	8.500%	8/1/19–5/1/32	318	366
4,5	Fannie Mae Pool	9.000%	1/1/19–8/1/30	66	70
4,5	Fannie Mae Pool	9.500%	12/1/18–11/1/25	104	119
4,5	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	63,116	61,871
4,5	Freddie Mac Gold Pool	2.500%	6/1/22–10/1/46	945,777	946,923
4,5,6	Freddie Mac Gold Pool	3.000%	3/1/21–2/1/48	3,123,907	3,146,517
4,5,6	Freddie Mac Gold Pool	3.500%	9/1/20–1/1/48	3,296,218	3,395,167
4,5,6	Freddie Mac Gold Pool	4.000%	3/1/18–1/1/48	1,998,604	2,095,185
4,5,6	Freddie Mac Gold Pool	4.500%	1/1/18–1/1/48	750,454	800,155
4,5	Freddie Mac Gold Pool	5.000%	1/1/18–8/1/44	297,685	320,379
4,5	Freddie Mac Gold Pool	5.500%	1/1/18–6/1/41	240,370	262,902
4,5	Freddie Mac Gold Pool	6.000%	11/1/18–5/1/40	129,337	144,485
4,5	Freddie Mac Gold Pool	6.500%	2/1/19–9/1/39	39,126	43,459
4,5	Freddie Mac Gold Pool	7.000%	10/1/20–12/1/38	14,440	16,563
4,5	Freddie Mac Gold Pool	7.500%	9/1/22–2/1/32	1,161	1,307
4,5	Freddie Mac Gold Pool	8.000%	7/1/20–1/1/32	1,295	1,452
4,5	Freddie Mac Gold Pool	8.500%	3/1/21–7/1/31	257	290
4,5	Freddie Mac Gold Pool	9.000%	11/1/20–3/1/31	200	218
4,5	Freddie Mac Gold Pool	9.500%	4/1/20–6/1/25	8	9
4,5	Freddie Mac Gold Pool	10.000%	3/1/21–4/1/25	2	2
4,5	Freddie Mac Non Gold Pool	9.500%	3/1/20	1	1
5	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	193,423	196,034
5	Ginnie Mae I Pool	3.500%	11/15/25–1/1/48	218,684	227,159
5	Ginnie Mae I Pool	4.000%	8/15/18–1/1/48	293,598	307,788
5,6	Ginnie Mae I Pool	4.500%	5/15/18–1/1/48	302,133	320,051
5	Ginnie Mae I Pool	4.750%	8/15/33	12	13
5	Ginnie Mae I Pool	5.000%	2/15/18–4/15/41	166,679	180,468
5	Ginnie Mae I Pool	5.500%	2/15/18–2/15/41	91,128	100,598
5	Ginnie Mae I Pool	6.000%	11/15/22–6/15/41	70,010	78,559
5	Ginnie Mae I Pool	6.500%	9/15/23–1/15/39	17,354	19,124
5	Ginnie Mae I Pool	7.000%	9/15/22–9/15/36	4,669	5,208
5	Ginnie Mae I Pool	7.500%	9/15/22–6/15/32	2,078	2,252
5	Ginnie Mae I Pool	7.750%	2/15/30	2	2
5	Ginnie Mae I Pool	8.000%	1/15/22–12/15/30	1,399	1,531
5	Ginnie Mae I Pool	8.250%	6/15/27	1	1
5	Ginnie Mae I Pool	8.500%	2/15/20–3/15/31	300	317
5	Ginnie Mae I Pool	9.000%	10/15/19–1/15/31	272	289
5	Ginnie Mae I Pool	9.500%	8/15/18–9/15/25	58	61
5	Ginnie Mae I Pool	10.000%	1/15/19–2/15/25	7	7
5	Ginnie Mae I Pool	10.500%	6/15/20–2/15/25	5	5
5	Ginnie Mae II Pool	2.500%	6/20/27–11/20/46	119,428	117,970
5,6	Ginnie Mae II Pool	3.000%	10/20/26–1/1/48	3,090,063	3,125,159
5,6	Ginnie Mae II Pool	3.500%	9/20/25–1/1/48	4,579,177	4,748,007
5,6	Ginnie Mae II Pool	4.000%	9/20/25–1/1/48	2,135,381	2,233,202
5,6	Ginnie Mae II Pool	4.500%	4/20/18–1/1/48	800,105	848,560
5	Ginnie Mae II Pool	5.000%	12/20/32–11/20/44	310,807	336,257
5	Ginnie Mae II Pool	5.500%	8/20/23–5/20/45	120,519	131,261
5	Ginnie Mae II Pool	6.000%	7/20/23–12/20/41	37,328	41,492
5	Ginnie Mae II Pool	6.500%	12/20/23–9/20/40	14,962	16,826
5	Ginnie Mae II Pool	7.000%	3/20/28–11/20/38	2,790	3,298
5	Ginnie Mae II Pool	7.500%	8/20/30	4	4
5	Ginnie Mae II Pool	8.500%	10/20/30	8	10
					41,727,985
Nonconventional Mortgage-Backed Securities (0.1%)
4,5	Fannie Mae Pool	2.124%	3/1/43	6,850	6,830
4,5	Fannie Mae Pool	2.178%	6/1/43	5,509	5,512
4,5	Fannie Mae Pool	2.196%	10/1/42	3,652	3,717
4,5	Fannie Mae Pool	2.268%	7/1/43	8,202	8,105
4,5	Fannie Mae Pool	2.393%	10/1/42	3,426	3,428
4,5	Fannie Mae Pool	2.439%	9/1/43	856	856

7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,7	Fannie Mae Pool	2.576%	4/1/37	1,271	1,317
4,5	Fannie Mae Pool	2.713%	12/1/43	3,705	3,848
4,5	Fannie Mae Pool	2.719%	1/1/42	2,737	2,760
4,5	Fannie Mae Pool	2.722%	3/1/42	3,670	3,820
4,5,7	Fannie Mae Pool	2.851%	7/1/34	202	214
4,5,7	Fannie Mae Pool	2.886%	9/1/43	5,342	5,631
4,5,8	Fannie Mae Pool	2.943%	1/1/35	125	127
4,5,9	Fannie Mae Pool	2.985%	6/1/37	421	441
4,5,8	Fannie Mae Pool	3.031%	12/1/41	1,883	1,934
4,5,9	Fannie Mae Pool	3.057%	5/1/33	10	10
4,5,8	Fannie Mae Pool	3.060%	9/1/37	1,690	1,802
4,5,8	Fannie Mae Pool	3.067%	10/1/37	835	855
4,5,9	Fannie Mae Pool	3.074%	5/1/36	64	68
4,5,8	Fannie Mae Pool	3.081%	2/1/41	1,114	1,172
4,5,8	Fannie Mae Pool	3.084%	2/1/41	1,122	1,177
4,5,8	Fannie Mae Pool	3.085%	2/1/37	3	3
4,5,9	Fannie Mae Pool	3.088%	1/1/35	893	953
4,5,9	Fannie Mae Pool	3.107%	12/1/36	13	13
4,5,7	Fannie Mae Pool	3.215%	8/1/37	1,135	1,191
4,5,8	Fannie Mae Pool	3.243%	1/1/35	1	1
4,5,9	Fannie Mae Pool	3.270%	12/1/35	6	6
4,5,8	Fannie Mae Pool	3.285%	2/1/36	952	968
4,5,8	Fannie Mae Pool	3.288%	7/1/36	414	427
4,5,8	Fannie Mae Pool	3.304%	10/1/34	10	11
4,5,8	Fannie Mae Pool	3.310%	12/1/33	498	527
4,5,8	Fannie Mae Pool	3.325%	11/1/33	320	339
4,5	Fannie Mae Pool	3.344%	8/1/42	3,716	3,732
4,5,8	Fannie Mae Pool	3.354%	12/1/40	1,115	1,171
4,5,8	Fannie Mae Pool	3.362%	8/1/35	1,051	1,114
4,5,9	Fannie Mae Pool	3.363%	7/1/38	235	247
4,5,8	Fannie Mae Pool	3.364%	12/1/40	709	742
4,5,9	Fannie Mae Pool	3.371%	12/1/35	803	846
4,5,8	Fannie Mae Pool	3.384%	4/1/36	152	157
4,5,8	Fannie Mae Pool	3.385%	11/1/36	401	423
4,5,8	Fannie Mae Pool	3.408%	9/1/34–2/1/36	894	944
4,5,8	Fannie Mae Pool	3.410%	9/1/40	1,187	1,253
4,5,8	Fannie Mae Pool	3.411%	1/1/37	690	736
4,5,8	Fannie Mae Pool	3.415%	7/1/35–6/1/36	824	864
4,5,8	Fannie Mae Pool	3.422%	10/1/37	1,160	1,192
4,5,8	Fannie Mae Pool	3.432%	4/1/37	133	140
4,5,8	Fannie Mae Pool	3.435%	12/1/40	1,363	1,425
4,5,8	Fannie Mae Pool	3.440%	10/1/39–9/1/42	3,987	4,147
4,5,8	Fannie Mae Pool	3.445%	7/1/39	271	281
4,5,8	Fannie Mae Pool	3.448%	8/1/40–6/1/42	4,289	4,468
4,5,7	Fannie Mae Pool	3.453%	5/1/42	3,808	3,970
4,5,8	Fannie Mae Pool	3.455%	11/1/39	464	491
4,5,8	Fannie Mae Pool	3.473%	1/1/40	1,061	1,100
4,5,8	Fannie Mae Pool	3.474%	1/1/42	1,843	1,932
4,5,8	Fannie Mae Pool	3.475%	5/1/40	828	881
4,5,8	Fannie Mae Pool	3.476%	2/1/41	836	839
4,5,8	Fannie Mae Pool	3.481%	5/1/35–5/1/42	1,645	1,719
4,5,8	Fannie Mae Pool	3.487%	4/1/36	409	429
4,5,8	Fannie Mae Pool	3.500%	10/1/40	1,621	1,704
4,5,7	Fannie Mae Pool	3.516%	7/1/42	1,321	1,420
4,5,9	Fannie Mae Pool	3.518%	9/1/33	4	4
4,5,8	Fannie Mae Pool	3.520%	4/1/37	198	212
4,5,9	Fannie Mae Pool	3.525%	11/1/32	12	13
4,5,8	Fannie Mae Pool	3.529%	3/1/41	2,088	2,191
4,5,7	Fannie Mae Pool	3.535%	7/1/37	382	406
4,5,7	Fannie Mae Pool	3.545%	8/1/39	1,975	2,024
4,5,8	Fannie Mae Pool	3.555%	11/1/41	2,081	2,215
4,5,8	Fannie Mae Pool	3.556%	3/1/42	769	823
4,5,8	Fannie Mae Pool	3.560%	9/1/33–10/1/40	3,792	3,997
4,5,8	Fannie Mae Pool	3.563%	11/1/41–12/1/41	3,445	3,636

8

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[4,5,8,9] Fannie Mae Pool		3.565%	11/1/36–12/1/40	1,818	1,912
4,5,8	Fannie Mae Pool	3.567%	12/1/39	1,367	1,421
4,5,8	Fannie Mae Pool	3.572%	9/1/40	2,662	2,806
4,5,8	Fannie Mae Pool	3.575%	3/1/41	1,694	1,803
4,5,8	Fannie Mae Pool	3.576%	7/1/38	346	357
4,5,8	Fannie Mae Pool	3.585%	11/1/35	—	—
4,5,8	Fannie Mae Pool	3.590%	8/1/39	679	715
4,5,8	Fannie Mae Pool	3.604%	11/1/34–11/1/39	1,404	1,478
4,5	Fannie Mae Pool	3.615%	4/1/41	1,822	1,848
4,5,8	Fannie Mae Pool	3.632%	5/1/40	379	395
4,5,8	Fannie Mae Pool	3.635%	5/1/41	1,435	1,509
4,5	Fannie Mae Pool	3.637%	7/1/41	4,445	4,691
4,5,8	Fannie Mae Pool	3.638%	10/1/37	63	67
4,5,8	Fannie Mae Pool	3.649%	4/1/37	94	100
4,5,7	Fannie Mae Pool	3.651%	2/1/42	2,341	2,498
4,5,8	Fannie Mae Pool	3.655%	1/1/37	57	60
4,5	Fannie Mae Pool	3.703%	6/1/41	475	500
4,5	Fannie Mae Pool	3.768%	6/1/41	2,052	2,165
4,5,8	Fannie Mae Pool	3.787%	5/1/36	86	87
4,5,8	Fannie Mae Pool	3.864%	10/1/36	516	556
4,5,8	Fannie Mae Pool	5.188%	3/1/38	224	229
4,5,9	Fannie Mae Pool	5.860%	12/1/37	1,002	1,032
4,5	Freddie Mac Non Gold Pool	2.386%	5/1/42	685	684
4,5	Freddie Mac Non Gold Pool	2.538%	11/1/43	1,449	1,452
4,5	Freddie Mac Non Gold Pool	2.717%	2/1/42	1,728	1,738
4,5,8	Freddie Mac Non Gold Pool	2.735%	10/1/37	57	58
4,5	Freddie Mac Non Gold Pool	2.804%	1/1/41	2,302	2,403
4,5,7	Freddie Mac Non Gold Pool	2.855%	5/1/37–6/1/37	574	588
4,5,9	Freddie Mac Non Gold Pool	3.023%	6/1/36	9	9
4,5,7	Freddie Mac Non Gold Pool	3.039%	3/1/37	239	251
4,5,8	Freddie Mac Non Gold Pool	3.081%	7/1/35	389	408
4,5,7	Freddie Mac Non Gold Pool	3.090%	1/1/37	924	972
4,5,8	Freddie Mac Non Gold Pool	3.103%	8/1/37	55	55
4,5,9	Freddie Mac Non Gold Pool	3.109%	2/1/36	409	427
4,5,9	Freddie Mac Non Gold Pool	3.125%	6/1/35	4	4
4,5,9	Freddie Mac Non Gold Pool	3.168%	10/1/36	620	670
4,5	Freddie Mac Non Gold Pool	3.189%	1/1/41	428	450
4,5,9	Freddie Mac Non Gold Pool	3.212%	5/1/36	750	786
4,5,9	Freddie Mac Non Gold Pool	3.231%	6/1/34	3	3
4,5,8	Freddie Mac Non Gold Pool	3.250%	1/1/38	418	442
4,5,8	Freddie Mac Non Gold Pool	3.269%	4/1/37	10	11
4,5,8	Freddie Mac Non Gold Pool	3.296%	3/1/37	54	57
4,5,8	Freddie Mac Non Gold Pool	3.352%	1/1/35	129	139
4,5,8	Freddie Mac Non Gold Pool	3.357%	3/1/37	166	169
4,5,8	Freddie Mac Non Gold Pool	3.364%	2/1/37	312	331
4,5,9	Freddie Mac Non Gold Pool	3.375%	8/1/34	2	2
4,5,8	Freddie Mac Non Gold Pool	3.376%	12/1/40	1,738	1,801
4,5,8	Freddie Mac Non Gold Pool	3.377%	12/1/36	476	504
4,5	Freddie Mac Non Gold Pool	3.388%	3/1/42	1,856	1,951
4,5,9	Freddie Mac Non Gold Pool	3.395%	11/1/36	330	340
4,5,8	Freddie Mac Non Gold Pool	3.410%	10/1/37	838	870
4,5,9	Freddie Mac Non Gold Pool	3.423%	3/1/37	97	97
4,5,8	Freddie Mac Non Gold Pool	3.474%	9/1/37	963	986
4,5,8	Freddie Mac Non Gold Pool	3.492%	12/1/36	738	760
4,5,9	Freddie Mac Non Gold Pool	3.494%	11/1/34	1,017	1,061
4,5,8	Freddie Mac Non Gold Pool	3.496%	12/1/34	325	329
4,5,8	Freddie Mac Non Gold Pool	3.500%	4/1/33–5/1/38	110	115
4,5,8	Freddie Mac Non Gold Pool	3.503%	5/1/33	22	22
4,5,8	Freddie Mac Non Gold Pool	3.505%	12/1/40	466	482
4,5,8	Freddie Mac Non Gold Pool	3.506%	2/1/42	620	648
4,5,8	Freddie Mac Non Gold Pool	3.508%	12/1/34	11	12
4,5,8	Freddie Mac Non Gold Pool	3.515%	4/1/35–12/1/36	241	258
4,5,8	Freddie Mac Non Gold Pool	3.524%	12/1/35	806	847
4,5,8	Freddie Mac Non Gold Pool	3.530%	3/1/36	4	4

9

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,8	Freddie Mac Non Gold Pool	3.544%	6/1/37	1,020	1,086
4,5,9	Freddie Mac Non Gold Pool	3.565%	12/1/34	33	34
4,5,8	Freddie Mac Non Gold Pool	3.591%	6/1/41	147	149
4,5,8	Freddie Mac Non Gold Pool	3.598%	12/1/39	361	383
4,5,8	Freddie Mac Non Gold Pool	3.606%	1/1/37	558	590
4,5,8	Freddie Mac Non Gold Pool	3.615%	3/1/41	537	569
4,5,8	Freddie Mac Non Gold Pool	3.630%	5/1/40–11/1/40	1,871	1,922
4,5,8	Freddie Mac Non Gold Pool	3.635%	7/1/38	666	675
4,5,8	Freddie Mac Non Gold Pool	3.649%	9/1/40	1,233	1,293
4,5,8	Freddie Mac Non Gold Pool	3.650%	11/1/40	996	1,025
4,5,8	Freddie Mac Non Gold Pool	3.652%	8/1/37–2/1/41	829	872
4,5,9	Freddie Mac Non Gold Pool	3.659%	11/1/33	3	3
4,5,8	Freddie Mac Non Gold Pool	3.660%	2/1/41	1,480	1,570
4,5,8	Freddie Mac Non Gold Pool	3.686%	6/1/37	587	620
4,5,8	Freddie Mac Non Gold Pool	3.688%	3/1/37	655	695
4,5,8	Freddie Mac Non Gold Pool	3.701%	6/1/41	675	704
4,5,8	Freddie Mac Non Gold Pool	3.706%	5/1/40	372	387
4,5,8	Freddie Mac Non Gold Pool	3.708%	6/1/40	1,166	1,198
4,5,8	Freddie Mac Non Gold Pool	3.714%	6/1/40	1,482	1,553
4,5,8	Freddie Mac Non Gold Pool	3.753%	5/1/37	1,013	1,044
4,5	Freddie Mac Non Gold Pool	4.865%	3/1/38	515	539
5,9	Ginnie Mae II Pool	2.250%	10/20/38–12/20/42	9,414	9,698
5,9	Ginnie Mae II Pool	2.375%	1/20/41–3/20/43	13,852	14,261
5,9	Ginnie Mae II Pool	2.500%	10/20/41	2,268	2,367
5,9	Ginnie Mae II Pool	2.625%	6/20/29–6/20/43	8,894	9,121
5,9	Ginnie Mae II Pool	2.750%	7/20/38–8/20/41	3,056	3,140
5,9	Ginnie Mae II Pool	3.000%	11/20/40–10/20/41	1,912	1,977
5,9	Ginnie Mae II Pool	3.125%	5/20/41	1,105	1,145
5	Ginnie Mae II Pool	3.500%	12/20/43–1/20/44	2,782	2,805
					222,801
Total U.S. Government and Agency Obligations (Cost $124,965,760)					124,749,048
Asset-Backed/Commercial Mortgage-Backed Securities (2.5%)
5	AEP Texas Central Transition Funding II LLC 2006-A	5.170%	1/1/18	520	521
5	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	620	620
5	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	505	505
5	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	2,000	1,999
5	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	551	551
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,750	1,748
5	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	1,793	1,792
5	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	2,225	2,222
5	Ally Auto Receivables Trust 2017-4	1.750%	12/15/21	9,056	8,988
5	Ally Auto Receivables Trust 2017-4	1.960%	7/15/22	3,128	3,092
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	7,725	7,720
5	American Express Credit Account Master Trust 2017-1	1.930%	9/15/22	14,900	14,830
5	American Express Credit Account Master Trust 2017-3	1.770%	11/15/22	8,500	8,426
5	American Express Credit Account Master Trust 2017-6	2.040%	5/15/23	21,800	21,697
5	American Express Credit Account Master Trust 2017-7	2.350%	5/15/25	13,300	13,253
5	AmeriCredit Automobile Receivables Trust 2015-2	1.270%	1/8/20	466	466
5	AmeriCredit Automobile Receivables Trust 2016-3	1.460%	5/10/21	4,275	4,255
5	AmeriCredit Automobile Receivables Trust 2017-3	1.900%	3/18/22	4,570	4,537
5	BA Credit Card Trust 2017-A1	1.950%	8/15/22	14,500	14,436
5	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.429%	9/15/48	2,350	2,427
5	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	4,100	4,268
5	Banc of America Commercial Mortgage Trust 2017-
	BNK3	3.574%	2/15/50	9,108	9,425
5	Banc of America Commercial Mortgage Trust 2017-
	BNK3	3.748%	2/15/50	3,542	3,616
5	BANK 2017 - BNK5	3.390%	6/15/60	9,750	9,933
5	BANK 2017 - BNK5	3.624%	6/15/60	4,450	4,513
5	BANK 2017 - BNK6	3.518%	7/15/60	3,388	3,484

10

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 BANK 2017 - BNK6	3.741%	7/15/60	3,388	3,473
5 BANK 2017 - BNK7	3.175%	9/15/60	5,925	5,942
5 BANK 2017 - BNK7	3.435%	9/15/60	3,675	3,757
5 BANK 2017 - BNK7	3.748%	9/15/60	4,100	4,189
5 BANK 2017 - BNK8	3.488%	11/15/50	8,000	8,207
5 BANK 2017 - BNK8	3.731%	11/15/50	1,325	1,358
5 BANK 2017 - BNK9	3.279%	11/15/54	8,000	8,068
5 BANK 2017 - BNK9	3.538%	11/15/54	8,000	8,241
Bank of Nova Scotia	2.125%	9/11/19	10,900	10,861
Bank of Nova Scotia	1.850%	4/14/20	24,700	24,431
Bank of Nova Scotia	1.875%	4/26/21	8,800	8,607
5 Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	4,525	4,521
5 Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	8,050	7,973
5 BBCMS MORTGAGE TRUST 2017-C1	3.674%	2/15/50	17,475	18,125
5 BBCMS MORTGAGE TRUST 2017-C1	3.898%	2/15/50	4,675	4,879
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP26	5.513%	1/12/45	1,916	1,919
5 BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	378	378
5 BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	2,075	2,074
5 BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	3,575	3,565
5 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	2,356	2,354
5 Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	1,913	1,913
5 Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	2,000	2,000
5 Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	3,002	3,002
5 Capital Auto Receivables Asset Trust 2015-2	1.970%	1/21/20	2,900	2,901
5 Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	4,388	4,389
5 Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	3,000	3,003
5 Capital Auto Receivables Asset Trust 2015-4	1.830%	3/20/20	4,550	4,549
5 Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	2,950	2,950
5 Capital Auto Receivables Asset Trust 2016-3	1.690%	3/20/21	3,225	3,198
5 Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	12,000	11,970
5 Capital One Multi-Asset Execution Trust 2015-A5	1.600%	5/17/21	5,675	5,670
5 Capital One Multi-Asset Execution Trust 2015-A8	2.050%	8/15/23	8,200	8,161
5 Capital One Multi-Asset Execution Trust 2016-A3	1.340%	4/15/22	8,575	8,485
5 Capital One Multi-Asset Execution Trust 2016-A4	1.330%	6/15/22	11,400	11,259
5 Capital One Multi-Asset Execution Trust 2016-A6	1.820%	9/15/22	10,300	10,245
5 Capital One Multi-Asset Execution Trust 2017-A1	2.000%	1/17/23	9,475	9,428
5 Capital One Multi-Asset Execution Trust 2017-A3	2.430%	1/15/25	9,850	9,813
5 Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	15,200	15,105
5 Capital One Multi-Asset Execution Trust 2017-A6	2.290%	7/15/25	12,800	12,707
5 CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	138	138
5 CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	506	506
5 CarMax Auto Owner Trust 2014-2	1.610%	10/15/19	1,584	1,583
5 CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	214	213
5 CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	1,625	1,624
5 CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	1,279	1,278
5 CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	1,541	1,538
5 CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,575	1,568
5 CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	3,917	3,910
5 CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	1,300	1,297
5 CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	3,550	3,540
5 CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	2,050	2,035
5 CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	4,875	4,835
5 CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	1,685	1,657
5 CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	4,525	4,502
5 CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	3,200	3,178
5 CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	9,075	8,819
5 CD 2016-CD2 Commercial Mortgage Trust	3.526%	11/10/49	7,300	7,535
5 CD 2017-CD3 Commercial Mortgage Trust	3.453%	2/10/50	1,285	1,322
5 CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	9,773	10,192
5 CD 2017-CD3 Commercial Mortgage Trust	3.833%	2/10/50	2,542	2,609
5 CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	5,133	5,299
5 CD 2017-CD4 Commercial Mortgage Trust	3.747%	5/10/50	3,000	3,064
5 CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	3,500	3,589

11

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 CD 2017-CD6 Commercial Mortgage Trust	3.332%	11/13/50	3,300	3,376
5 CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	6,575	6,768
5 CD 2017-CD6 Commercial Mortgage Trust	3.709%	11/13/50	3,825	3,912
5 CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	1,030	1,057
5 CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	9,483	9,697
5 CFCRE Commercial Mortgage Trust 2016-C3	3.865%	1/10/48	5,800	6,068
5 CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	8,250	8,250
CFCRE Commercial Mortgage Trust 2016-C4	3.691%	5/10/58	5,900	5,978
5 CFCRE Commercial Mortgage Trust 2016-C6	3.217%	11/10/49	14,200	14,107
5 CFCRE Commercial Mortgage Trust 2017-C8	3.572%	6/15/50	3,650	3,722
5 Chase Issuance Trust 2012-A4	1.580%	8/16/21	8,596	8,528
5 Chase Issuance Trust 2012-A7	2.160%	9/16/24	20,440	20,227
5 Chase Issuance Trust 2013-A1	1.300%	2/18/20	13,650	13,644
5 Chase Issuance Trust 2014-A2	2.770%	3/15/23	11,150	11,307
5 Chase Issuance Trust 2015-A4	1.840%	4/15/22	8,400	8,340
5 Chase Issuance Trust 2015-A5	1.360%	4/15/20	16,950	16,933
5 Chase Issuance Trust 2016-A2	1.370%	6/15/21	11,525	11,413
5 Chase Issuance Trust 2016-A4	1.490%	7/15/22	9,850	9,677
5 Chase Issuance Trust 2016-A5	1.270%	7/15/21	11,650	11,500
5 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	11,546	11,588
5 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	10,460	10,643
5 Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	12,342	12,478
5 Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	27,675	27,711
5 Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	16,450	16,447
5 Citibank Credit Card Issuance Trust 2016-A2	2.190%	11/20/23	11,325	11,239
5 Citibank Credit Card Issuance Trust 2017-A2	1.740%	1/19/21	19,400	19,361
5 Citibank Credit Card Issuance Trust 2017-A9	1.800%	9/20/21	19,680	19,576
5 Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,450	5,525
5 Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	3,165	3,209
5 Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	2,000	2,014
5 Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,818	2,834
5 Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	1,200	1,248
5 Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,975	2,130
5 Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	2,875	3,105
5 Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	875	902
5 Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	2,900	3,082
Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	1,150	1,233
5 Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	1,150	1,256
5 Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	1,840	1,848
5 Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	1,150	1,188
5 Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,700	1,801
5 Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	1,425	1,508
5 Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	625	644
5 Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,025	3,176
5 Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	2,450	2,518
5 Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	3,875	4,035
5 Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	8,525	8,848
5 Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	11,450	11,538
5 Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	4,550	4,595
5 Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	2,275	2,283
5 Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	9,075	9,157
5 Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	4,365	4,292
5 Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	4,625	4,843
5 Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	5,725	6,002
5 Citigroup Commercial Mortgage Trust 2016-C1	3.003%	5/10/49	3,400	3,401
5 Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	6,500	6,551
5 Citigroup Commercial Mortgage Trust 2016-C2	2.832%	8/10/49	3,500	3,414
5 Citigroup Commercial Mortgage Trust 2016-GC36	3.616%	2/10/49	11,425	11,821
5 Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	3,825	3,770
5 Citigroup Commercial Mortgage Trust 2017-B1	3.458%	8/15/50	13,430	13,789
5 Citigroup Commercial Mortgage Trust 2017-B1	3.711%	8/15/50	2,675	2,736
5 Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	8,000	8,192
5 Citigroup Commercial Mortgage Trust 2017-C4	3.764%	10/12/50	2,125	2,164
5 COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,580	2,619

12

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	2,950	3,030
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	5,008
5,10	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	3,548	3,606
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,150	5,151
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,498
5	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	1,120	1,196
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	1,430	1,443
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	1,430	1,485
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	1,910	2,015
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	6,600	7,065
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	1,430	1,546
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	149	148
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,700	1,709
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,700	1,758
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	2,275	2,377
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,700	1,802
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	1,150	1,218
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	575	602
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/12/46	186	186
5	COMM 2013-CCRE13 Mortgage Trust	3.039%	11/10/46	875	881
5	COMM 2013-CCRE13 Mortgage Trust	3.706%	11/10/46	575	596
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/12/46	5,850	6,241
5	COMM 2013-CCRE13 Mortgage Trust	4.449%	11/10/46	1,750	1,864
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	2,908	2,947
5	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	2,300	2,342
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	3,262	3,386
5	COMM 2013-CCRE9 Mortgage Trust	4.230%	7/10/45	4,060	4,348
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,680	1,690
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	1,680	1,793
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	5,246	5,283
5	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,547	2,566
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,375	2,392
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	1,775	1,898
5	COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	1,950	2,088
5	COMM 2014-CCRE14 Mortgage Trust	4.597%	2/10/47	1,175	1,253
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	3,882	3,908
5	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	1,422	1,469
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,641	2,804
5	COMM 2014-CCRE15 Mortgage Trust	4.719%	2/10/47	1,320	1,413
5	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	2,206	2,286
5	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	2,950	3,113
5	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	2,800	2,830
5	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	1,400	1,447
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	2,225	2,340
5	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	1,375	1,418
5	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	4,315	4,436
5	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	1,400	1,467
5	COMM 2014-CCRE18 Mortgage Trust	4.103%	7/15/47	1,845	1,930
5	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	8,400	8,810
5	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	2,250	2,351
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	2,375	2,459
5	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	4,429	4,482
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	8,575	8,852
5	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,675	1,687
5	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	8,215	8,678
5	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	5,575	5,630
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,225	2,346
5	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	1,129	1,136
5	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	981	1,009
5	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	2,533	2,661
5	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	709	743
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	449	476
5	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,675	1,687
5	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	4,475	4,684

13

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	5,575	5,785
5	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	2,144	2,220
5	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	6,650	6,973
5	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	5,600	5,642
5	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	5,600	5,741
5	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	10,725	11,122
5	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	2,800	2,921
5	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	2,850	2,874
5	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	7,950	8,087
5	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	2,850	2,903
5	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	3,475	3,546
5	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	5,219	5,335
5	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	2,325	2,383
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	5,725	5,997
5	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	11,600	12,076
5	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	5,900	6,062
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	5,900	6,124
5	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	1,150	1,163
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	5,894	5,963
5	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	2,687	2,724
5	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	8,575	9,006
5	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	7,000	7,208
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	5,550	5,682
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.791%	4/15/50	2,825	2,902
5	CSAIL 2015-C1 Commercial Mortgage Trust	4.044%	4/15/50	2,250	2,289
5	CSAIL 2015-C2 Commercial Mortgage Trust	1.454%	6/15/57	2,323	2,304
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	7,400	7,574
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	2,900	2,973
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.448%	8/15/48	4,443	4,569
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	5,700	5,912
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.108%	8/15/48	2,625	2,701
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.617%	11/15/48	3,550	3,662
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	4,600	4,811
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	11,675	11,907
5	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	10,250	10,444
5	CSAIL 2017-CX10 Commercial Mortgage Trust	3.458%	11/15/50	8,000	8,200
5	CSAIL 2017-CX9 Commercial Mortgage Trust	3.446%	9/15/50	3,275	3,359
5	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	4,275	4,333
5	DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	5,000	4,919
5	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	7,900	8,038
5	DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	2,174	2,192
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	14,494	14,403
5	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	11,575	11,536
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	11,500	11,495
5	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	17,900	17,845
5	Discover Card Execution Note Trust 2017-A2	2.390%	7/15/24	6,250	6,250
4,5	Fannie Mae-Aces 2010-M1	4.450%	9/25/19	1,674	1,727
4,5	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	8,355	8,608
4,5	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	18,025	18,729
4,5	Fannie Mae-Aces 2013-M12	2.393%	3/25/23	11,858	11,710
4,5	Fannie Mae-Aces 2013-M14	2.524%	4/25/23	13,894	13,831
4,5	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	17,850	18,378
4,5	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	1,093	1,080
4,5	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	5,600	5,513
4,5	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	13,235	13,256
4,5	Fannie Mae-Aces 2014-M1	3.217%	7/25/23	22,275	22,886
4,5	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	10,190	10,192
4,5	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	16,850	16,949
4,5	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	2,141	2,138
4,5	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	6,750	6,865
4,5	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	17,626	18,371
4,5	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	4,997	5,000
4,5	Fannie Mae-Aces 2014-M3	3.466%	1/25/24	7,825	8,133
4,5	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	8,175	8,468

14

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	19,843	20,006
4,5	Fannie Mae-Aces 2014-M7	3.271%	6/25/24	14,768	15,172
4,5	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	2,007	1,992
4,5	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	8,325	8,458
4,5	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	10,459	10,656
4,5	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	270	270
4,5	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	15,000	14,814
4,5	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	4,600	4,633
4,5	Fannie Mae-Aces 2015-M12	2.792%	5/25/25	11,600	11,560
4,5	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	14,400	14,419
4,5	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	10,591	10,513
4,5	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	5,650	5,647
4,5	Fannie Mae-Aces 2015-M4	2.509%	7/25/22	6,200	6,205
4,5	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	1,041	1,040
4,5	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	10,125	9,997
4,5	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	4,788	4,742
4,5	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	5,700	5,709
4,5	Fannie Mae-Aces 2016-M11	2.369%	7/25/26	14,000	13,418
4,5	Fannie Mae-Aces 2016-M12	2.448%	9/25/26	14,200	13,759
4,5	Fannie Mae-Aces 2016-M2	2.152%	1/25/23	10,275	10,100
4,5	Fannie Mae-Aces 2016-M3	2.702%	2/25/26	5,800	5,708
4,5	Fannie Mae-Aces 2016-M4	2.576%	3/25/26	5,775	5,638
4,5	Fannie Mae-Aces 2016-M5	2.469%	4/25/26	12,400	12,085
4,5	Fannie Mae-Aces 2016-M6	2.488%	5/25/26	8,500	8,223
4,5	Fannie Mae-Aces 2016-M7	2.157%	10/25/23	2,800	2,734
4,5	Fannie Mae-Aces 2016-M7	2.499%	9/25/26	4,625	4,505
4,5	Fannie Mae-Aces 2017-M1	2.417%	10/25/26	9,164	8,804
4,5	Fannie Mae-Aces 2017-M10	2.561%	7/25/24	5,910	5,839
4,5	Fannie Mae-Aces 2017-M11	2.980%	8/25/29	4,000	3,947
4,5	Fannie Mae-Aces 2017-M12	3.079%	6/25/27	17,150	17,338
4,5	Fannie Mae-Aces 2017-M15	3.136%	11/25/27	15,725	15,873
4,5	Fannie Mae-Aces 2017-M2	2.784%	2/25/27	6,100	6,034
4,5	Fannie Mae-Aces 2017-M3	2.486%	12/25/26	10,730	10,360
4,5	Fannie Mae-Aces 2017-M4	2.597%	12/25/26	12,000	11,685
4,5	Fannie Mae-Aces 2017-M7	2.961%	2/25/27	9,125	9,147
4,11	Federal Housing Administration	7.430%	10/1/20	1	1
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K005	3.484%	4/25/19	2,384	2,405
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K006	3.398%	7/25/19	3,040	3,074
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K007	3.342%	12/25/19	91	91
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K009	2.757%	5/25/20	1,768	1,776
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	1,834	1,845
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.303%	11/25/27	3,875	4,000
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K011	4.084%	11/25/20	13,725	14,347
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K012	4.184%	12/25/20	1,025	1,075
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	6,800	7,100
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	18,650	18,949
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	7,835	7,786
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K020	2.373%	5/25/22	20,750	20,644
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	11,840	11,812
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K022	2.355%	7/25/22	870	866

15

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	16,600	16,565
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K027	2.637%	1/25/23	16,625	16,652
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	26,300	27,014
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	16,425	16,996
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	11,334	11,464
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	17,675	18,280
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	16,452	17,034
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	11,123	11,316
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	17,660	18,311
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	2.871%	2/25/23	12,119	12,276
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	19,075	19,538
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	15,354	16,092
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	19,775	20,647
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K036	3.527%	10/25/23	17,403	18,233
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K037	3.490%	1/25/24	1,475	1,544
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	4,191	4,212
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	19,450	20,202
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	2.683%	12/25/23	3,011	3,039
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	3.303%	7/25/24	10,850	11,282
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	2.768%	4/25/24	5,043	5,094
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	3.241%	9/25/24	14,400	14,897
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K041	3.171%	10/25/24	14,025	14,437
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.267%	6/25/24	2,510	2,474
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.670%	12/25/24	6,450	6,433
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.532%	10/25/23	2,565	2,570
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.062%	12/25/24	8,400	8,561
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K045	2.493%	11/25/24	5,265	5,249
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K045	3.023%	1/25/25	9,050	9,231
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K046	3.205%	3/25/25	9,175	9,449
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K047	2.827%	12/25/24	2,476	2,478
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K047	3.329%	5/25/25	6,850	7,112
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K048	3.284%	6/25/25	11,600	12,010

16

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K049	3.010%	7/25/25	6,350	6,414
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K050	3.334%	8/25/25	10,325	10,716
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K052	3.151%	11/25/25	7,025	7,207
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K053	2.995%	12/25/25	4,050	4,111
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K054	2.745%	1/25/26	10,375	10,334
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K055	2.673%	3/25/26	11,200	11,085
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K056	2.525%	5/25/26	8,625	8,433
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K057	2.570%	7/25/26	15,025	14,723
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K058	2.653%	8/25/26	8,475	8,324
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K059	3.120%	9/25/26	4,000	4,076
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K060	3.300%	10/25/26	4,321	4,456
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K061	3.347%	11/25/26	9,800	10,142
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K062	3.413%	12/25/26	10,350	10,758
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K063	3.430%	1/25/27	25,950	27,007
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K064	3.224%	3/25/27	10,700	10,956
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K066	3.117%	6/25/27	8,060	8,183
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K068	3.244%	8/25/27	6,675	6,841
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K069	3.187%	9/25/27	12,000	12,240
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K071	3.286%	11/25/50	5,325	5,494
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K152	3.080%	1/25/31	5,800	5,774
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K153	3.294%	3/25/29	10,000	10,289
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K153	3.117%	10/25/31	8,700	8,722
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K503	1.384%	1/25/19	4,222	4,193
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K503	2.456%	8/25/19	17,225	17,278
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K504	2.566%	9/25/20	5,775	5,810
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	14,436	14,434
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K704	2.412%	8/25/18	3,522	3,529
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K706	2.323%	10/25/18	6,603	6,615
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K707	2.220%	12/25/18	7,650	7,654
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K709	2.086%	3/25/19	350	350
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K710	1.883%	5/25/19	1,475	1,471
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.321%	12/25/18	3,598	3,578

17

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.730%	7/25/19	23,375	23,243
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K712	1.869%	11/25/19	11,005	10,949
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K713	2.313%	3/25/20	27,800	27,823
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K714	3.034%	10/25/20	23,455	23,860
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	2.413%	1/25/21	2,326	2,307
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	3.130%	6/25/21	18,645	18,946
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K717	2.991%	9/25/21	11,200	11,423
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.375%	9/25/21	11,203	11,132
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.791%	1/25/22	10,825	10,948
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K722	2.183%	5/25/22	3,985	3,940
4,5	FHLMC Multifamily Structured Pass Through
	Certificates KW01	2.853%	1/25/26	11,600	11,597
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K715	2.856%	1/25/21	6,180	6,268
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K720	2.716%	6/25/22	7,525	7,595
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K723	2.454%	8/25/23	7,425	7,375
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K724	3.062%	11/25/23	9,000	9,212
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K725	3.002%	1/25/24	21,090	21,532
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K725	2.946%	7/25/24	12,500	12,708
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K726	2.905%	4/25/24	11,000	11,155
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K728	3.064%	8/25/24	16,000	16,360
5	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	3,042	3,037
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	1,798	1,797
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	345	345
5	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	624	624
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	850	848
5	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	1,178	1,176
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	1,450	1,445
5	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	1,563	1,560
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	1,300	1,295
5	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	6,650	6,605
5	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	3,975	3,939
5	Ford Credit Auto Owner Trust 2017-B	1.690%	11/15/21	7,726	7,665
5	Ford Credit Auto Owner Trust 2017-B	1.870%	9/15/22	1,065	1,055
5	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	21,225	21,148
5	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	1.760%	2/15/21	11,400	11,363
5	Ford Credit Floorplan Master Owner Trust A Series
	2017-2	2.160%	9/15/22	9,470	9,431
5	Ford Credit Floorplan Master Owner Trust A Series
	2017-3	2.480%	9/15/24	9,800	9,740
5	GM Financial Automobile Leasing Trust 2015-2	1.680%	12/20/18	1,511	1,510
5	GM Financial Automobile Leasing Trust 2015-2	1.850%	7/22/19	2,630	2,629
5	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	1,643	1,643
5	GM Financial Automobile Leasing Trust 2015-3	1.810%	11/20/19	2,975	2,973
5	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	5,825	5,815
5	GM Financial Automobile Leasing Trust 2016-2	1.620%	9/20/19	5,725	5,717

18

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 GM Financial Automobile Leasing Trust 2016-3	1.610%	12/20/19	4,100	4,086
5 GS Mortgage Securities Corporation II 2013-GC10	2.943%	2/10/46	4,077	4,104
5 GS Mortgage Securities Corporation II 2013-GC10	3.279%	2/10/46	1,529	1,542
5 GS Mortgage Securities Corporation II 2015-GC30	2.726%	5/10/50	4,025	4,041
5 GS Mortgage Securities Corporation II 2015-GC30	3.382%	5/10/50	5,700	5,829
5 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	3,220	3,333
5 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	12,453	12,790
5 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	7,091	7,248
5 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	5,518	5,531
5 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	5,682	5,756
5 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	1,792	1,807
5 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,895	1,900
5 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,470	1,527
5 GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	7,350	7,871
5 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,371	2,385
5 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	1,100	1,141
5 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,525	1,637
5 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	10,725	11,364
5 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	1,975	2,084
5 GS Mortgage Securities Trust 2014-GC22	3.467%	6/10/47	2,225	2,300
5 GS Mortgage Securities Trust 2014-GC22	3.516%	6/10/47	500	517
5 GS Mortgage Securities Trust 2014-GC22	3.862%	6/10/47	1,950	2,052
5 GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	7,125	7,549
5 GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	1,675	1,760
5 GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,850	1,863
5 GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	3,400	3,493
5 GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	11,450	11,848
5 GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	2,000	2,068
5 GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,700	1,747
5 GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	6,200	6,321
5 GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	5,775	5,968
5 GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	2,275	2,383
5 GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	5,900	6,025
5 GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	5,600	5,753
5 GS Mortgage Securities Trust 2016-GS2	3.050%	5/10/49	4,425	4,416
5 GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	11,450	11,156
5 GS Mortgage Securities Trust 2016-GS4	3.442%	11/10/49	3,950	4,031
5 GS Mortgage Securities Trust 2016-GS4	3.645%	11/10/49	2,925	2,990
5 GS Mortgage Securities Trust 2017-GS5	3.674%	3/10/50	8,350	8,691
5 GS Mortgage Securities Trust 2017-GS5	3.826%	3/10/50	3,350	3,448
5 GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	8,250	8,457
5 GS Mortgage Securities Trust 2017-GS7	3.430%	8/10/50	13,194	13,437
5 GS Mortgage Securities Trust 2017-GS7	3.663%	8/10/50	3,519	3,567
5 Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	263	263
5 Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	3,675	3,672
5 Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	745	744
5 Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	2,500	2,494
5 Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	1,405	1,404
5 Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	1,150	1,147
5 Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	4,410	4,397
5 Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	1,600	1,589
5 Honda Auto Receivables 2017-2 Owner Trust	1.680%	8/16/21	8,389	8,315
5 Honda Auto Receivables 2017-2 Owner Trust	1.870%	9/15/23	1,864	1,844
5 Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	5,850	5,832
5 Huntington Auto Trust 2015-1	1.240%	9/16/19	1,300	1,298
5 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	759	759
5 Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,700	1,695
5 Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1,548	1,545
5 Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	1,500	1,494
5 Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,800	1,795
5 Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	4,850	4,796
5 Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	3,625	3,555
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C6	3.507%	5/15/45	8,061	8,317

19

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C8	2.829%	10/15/45	6,379	6,405
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-CIBX	3.483%	6/15/45	7,490	7,706
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-LC9	2.840%	12/15/47	3,750	3,770
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.143%	12/15/47	2,314	2,343
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.372%	12/15/47	1,735	1,750
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.674%	12/15/46	1,600	1,653
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.881%	12/15/46	2,300	2,412
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.166%	12/15/46	9,174	9,792
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.517%	12/15/46	1,600	1,709
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.910%	12/15/46	1,600	1,701
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-LC11	2.960%	4/15/46	11,478	11,581
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2014-C20	2.872%	7/15/47	2,250	2,266
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2014-C20	3.805%	7/15/47	850	890
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2015-JP1	3.914%	1/15/49	4,600	4,868
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2016-JP3	2.870%	8/15/49	14,325	14,060
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2016-JP4	3.648%	12/15/49	5,800	6,034
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2016-JP4	3.870%	12/15/49	4,650	4,798
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2017-JP6	3.050%	7/15/50	5,700	5,778
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2017-JP6	3.490%	7/15/50	3,000	3,083
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2017-JP6	3.744%	7/15/50	4,500	4,600
5 JPMBB Commercial Mortgage Securities Trust 2013-
C12	3.664%	7/15/45	1,776	1,852
5 JPMBB Commercial Mortgage Securities Trust 2013-
C12	4.030%	7/15/45	1,184	1,238
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	3.761%	8/15/46	1,680	1,739
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.133%	8/15/46	4,470	4,754
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.409%	8/15/46	1,260	1,337
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	2.977%	11/15/45	1,794	1,803
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	3.659%	11/15/45	420	434
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.131%	11/15/45	2,940	3,131
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.420%	11/15/45	1,680	1,783
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.003%	1/15/47	1,278	1,285
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.705%	1/15/47	1,650	1,710
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.199%	1/15/47	5,500	5,889

20

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.458%	1/15/47	1,100	1,171
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.881%	1/15/47	1,650	1,744
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.079%	2/15/47	6,590	7,005
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.439%	2/15/47	1,173	1,247
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.814%	2/15/47	1,422	1,504
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.046%	4/15/47	2,217	2,237
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.669%	4/15/47	2,800	2,882
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.997%	4/15/47	2,800	2,962
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	4.243%	4/15/47	2,225	2,343
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.428%	8/15/47	1,411	1,449
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.775%	8/15/47	1,375	1,438
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.997%	8/15/47	850	883
5 JPMBB Commercial Mortgage Securities Trust 2014-
C22	3.801%	9/15/47	8,325	8,688
5 JPMBB Commercial Mortgage Securities Trust 2014-
C22	4.110%	9/15/47	2,225	2,323
5 JPMBB Commercial Mortgage Securities Trust 2014-
C23	3.934%	9/15/47	4,175	4,407
5 JPMBB Commercial Mortgage Securities Trust 2014-
C23	4.202%	9/15/47	2,462	2,593
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	2.940%	11/15/47	2,850	2,879
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	3.639%	11/15/47	2,275	2,365
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	3.914%	11/15/47	4,125	4,274
5 JPMBB Commercial Mortgage Securities Trust 2014-
C25	3.672%	11/15/47	9,975	10,386
5 JPMBB Commercial Mortgage Securities Trust 2014-
C25	4.065%	11/15/47	2,775	2,890
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.019%	1/15/48	5,725	5,771
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.494%	1/15/48	17,150	17,663
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.800%	1/15/48	2,875	2,958
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.951%	1/15/48	2,875	2,888
5 JPMBB Commercial Mortgage Securities Trust 2015-
C27	2.734%	2/15/48	4,695	4,724
5 JPMBB Commercial Mortgage Securities Trust 2015-
C27	3.017%	2/15/48	5,715	5,783
5 JPMBB Commercial Mortgage Securities Trust 2015-
C27	3.179%	2/15/48	3,048	3,070
5 JPMBB Commercial Mortgage Securities Trust 2015-
C28	2.773%	10/15/48	5,725	5,764
5 JPMBB Commercial Mortgage Securities Trust 2015-
C28	3.227%	10/15/48	6,775	6,857
5 JPMBB Commercial Mortgage Securities Trust 2015-
C28	3.532%	10/15/48	1,725	1,740
5 JPMBB Commercial Mortgage Securities Trust 2015-
C29	2.921%	5/15/48	5,000	5,053

21

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust 2015-
C29	3.304%	5/15/48	2,963	3,034
5 JPMBB Commercial Mortgage Securities Trust 2015-
C29	3.611%	5/15/48	4,650	4,807
5 JPMBB Commercial Mortgage Securities Trust 2015-
C30	3.559%	7/15/48	5,775	5,975
5 JPMBB Commercial Mortgage Securities Trust 2015-
C30	3.822%	7/15/48	5,675	5,945
5 JPMBB Commercial Mortgage Securities Trust 2015-
C30	4.226%	7/15/48	2,900	3,053
5 JPMBB Commercial Mortgage Securities Trust 2015-
C31	3.540%	8/15/48	2,772	2,883
5 JPMBB Commercial Mortgage Securities Trust 2015-
C31	3.801%	8/15/48	2,960	3,098
5 JPMBB Commercial Mortgage Securities Trust 2015-
C32	3.358%	11/15/48	5,875	6,042
5 JPMBB Commercial Mortgage Securities Trust 2015-
C32	3.598%	11/15/48	5,875	6,077
5 JPMBB Commercial Mortgage Securities Trust 2015-
C33	3.770%	12/15/48	4,230	4,427
5 JPMBB Commercial Mortgage Securities Trust 2016-
C1	3.316%	3/15/49	4,675	4,776
5 JPMCC Commercial Mortgage Securities Trust 2017-
JP5	3.723%	3/15/50	17,175	17,974
5 JPMCC Commercial Mortgage Securities Trust 2017-
JP5	3.876%	3/15/50	3,200	3,304
5 JPMDB Commercial Mortgage Securities Trust 2016-
C2	3.144%	6/15/49	4,400	4,416
5 JPMDB Commercial Mortgage Securities Trust 2016-
C2	3.484%	6/15/49	2,050	2,058
5 JPMDB Commercial Mortgage Securities Trust 2017-
C5	3.694%	3/15/50	14,250	14,902
5 JPMDB Commercial Mortgage Securities Trust 2017-
C5	3.858%	3/15/50	5,600	5,774
5 JPMDB Commercial Mortgage Securities Trust 2017-
C7	3.409%	10/15/50	3,850	3,947
5 JPMDB Commercial Mortgage Securities Trust 2017-
C7	3.713%	10/15/50	2,400	2,445
5 LB-UBS Commercial Mortgage Trust 2008-C1	6.319%	4/15/41	9,976	9,992
5 Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	1,401	1,400
5 Mercedes-Benz Auto Lease Trust 2017-A	1.790%	4/15/20	5,525	5,512
5 Mercedes-Benz Auto Lease Trust 2017-A	2.010%	1/17/23	3,700	3,689
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	1,706	1,703
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	1,175	1,169
5 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C5	3.176%	8/15/45	3,025	3,080
5 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C6	2.858%	11/15/45	3,000	3,013
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C10	4.082%	7/15/46	8,000	8,528
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.169%	8/15/46	1,680	1,790
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.369%	8/15/46	840	887
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	3.001%	10/15/46	2,340	2,354
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	4.259%	10/15/46	3,915	4,194
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	2.936%	11/15/46	1,750	1,761
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.039%	11/15/46	3,500	3,706
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.737%	11/15/46	1,750	1,862

22

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	2.918%	2/15/46	3,011	3,031
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	3.214%	2/15/46	599	601
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.134%	12/15/48	3,475	3,546
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.376%	12/15/48	1,800	1,819
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.102%	5/15/46	3,475	3,523
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.456%	5/15/46	2,150	2,189
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	2.916%	2/15/47	1,976	1,988
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	3.669%	2/15/47	4,695	4,830
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.064%	2/15/47	4,475	4,740
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.633%	2/15/47	1,600	1,711
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	2.849%	6/15/47	850	855
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	3.477%	6/15/47	1,125	1,160
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	3.892%	6/15/47	4,200	4,412
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	4.322%	6/15/47	1,675	1,749
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	3.194%	10/15/47	5,000	5,060
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	3.923%	10/15/47	1,400	1,473
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	4.439%	10/15/47	1,675	1,758
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.101%	12/15/47	5,700	5,774
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.326%	12/15/47	3,925	4,028
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.526%	12/15/47	5,050	5,204
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C20	3.069%	2/15/48	2,875	2,926
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C20	3.249%	2/15/48	10,125	10,281
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C21	3.338%	3/15/48	2,500	2,542
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.040%	4/15/48	5,725	5,772
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.306%	4/15/48	4,500	4,575
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.883%	4/15/48	2,875	2,935
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	2.982%	7/15/50	2,900	2,928
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	3.398%	7/15/50	1,750	1,791
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	3.719%	7/15/50	5,775	6,035
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C25	3.383%	10/15/48	6,550	6,744
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C25	3.635%	10/15/48	3,475	3,603
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C26	3.323%	10/15/48	3,825	3,924

23

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C26	3.531%	10/15/48	4,325	4,454
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27	3.557%	12/15/47	2,950	3,034
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27	3.753%	12/15/47	3,500	3,651
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C28	3.288%	1/15/49	4,175	4,266
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C28	3.544%	1/15/49	11,975	12,273
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C29	3.140%	5/15/49	2,200	2,217
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C29	3.325%	5/15/49	1,250	1,264
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C30	2.860%	9/15/49	11,700	11,448
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C31	3.102%	11/15/49	14,200	14,116
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C32	3.720%	12/15/49	11,600	12,142
5 Morgan Stanley Bank of America Merrill Lynch Trust
2016-C32	3.994%	12/15/49	4,625	4,834
5 Morgan Stanley Bank of America Merrill Lynch Trust
2017-C33	3.599%	5/15/50	8,150	8,465
5 Morgan Stanley Bank of America Merrill Lynch Trust
2017-C33	3.852%	5/15/50	5,200	5,352
5 Morgan Stanley Bank of America Merrill Lynch Trust
2017-C34	3.276%	11/15/52	5,725	5,811
5 Morgan Stanley Bank of America Merrill Lynch Trust
2017-C34	3.536%	11/15/52	8,325	8,581
5 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	407	405
5 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	7,000	7,119
5 Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,900	2,968
5 Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	4,100	4,288
5 Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	5,850	5,827
5 Morgan Stanley Capital I Trust 2016-BNK2	3.282%	11/15/49	4,707	4,772
5 Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	11,700	11,371
5 Morgan Stanley Capital I Trust 2016-UB12	3.778%	12/15/49	5,000	5,132
5 Morgan Stanley Capital I Trust 2016-UBS12	3.596%	12/15/49	11,625	12,003
5 Morgan Stanley Capital I Trust 2017-H1	3.530%	6/15/50	7,500	7,744
10 National Australia Bank Ltd.	2.250%	3/16/21	16,000	15,863
5 Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	963	963
5 Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	5,250	5,226
5 Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	3,800	3,789
5 Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	1,000	996
5 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	521	521
5 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	1,004	1,003
5 Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	407	407
5 Nissan Auto Receivables 2015-A Owner Trust	1.050%	10/15/19	1,368	1,365
5 Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	2,183	2,178
5 Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	1,750	1,740
5 Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,534	1,529
5 Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	2,975	2,947
5 Nissan Auto Receivables 2016-B Owner Trust	1.540%	10/17/22	2,500	2,463
5 Nissan Auto Receivables 2016-C Owner Trust	1.180%	1/15/21	5,125	5,072
5 Nissan Auto Receivables 2016-C Owner Trust	1.380%	1/17/23	4,250	4,166
5 Nissan Auto Receivables 2017-B Owner Trust	1.750%	10/15/21	7,550	7,492
5 Nissan Auto Receivables 2017-B Owner Trust	1.950%	10/16/23	3,469	3,429
5 Nissan Master Owner Trust Receivables Series 2016-A	1.540%	6/15/21	5,750	5,695
Royal Bank of Canada	2.200%	9/23/19	19,475	19,454
Royal Bank of Canada	2.100%	10/14/20	57,900	57,344
5 Royal Bank of Canada	1.875%	2/5/21	8,625	8,548
Royal Bank of Canada	2.300%	3/22/21	8,750	8,721
5 Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	5,390	5,368

24

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 SG Commercial Mortgage Securities Trust 2016-C5	3.055%	10/10/48	9,000	8,915
5 Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	3,375	3,373
5 Synchrony Credit Card Master Note Trust 2016-2	2.210%	5/15/24	21,306	21,175
5 Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	8,550	8,457
5 Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	9,050	9,062
5 Synchrony Credit Card Master Note Trust Series 2012-
7	1.760%	9/15/22	6,545	6,497
5 TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.476%	8/15/39	425	424
10 Toronto-Dominion Bank	2.250%	3/15/21	28,400	28,196
5 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	330	330
5 Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	2,531	2,525
5 Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	5,200	5,192
5 Toyota Auto Receivables 2015-C Owner Trust	1.340%	6/17/19	2,089	2,087
5 Toyota Auto Receivables 2015-C Owner Trust	1.690%	12/15/20	5,000	4,990
5 Toyota Auto Receivables 2016-B Owner Trust	1.300%	4/15/20	2,803	2,792
5 Toyota Auto Receivables 2016-B Owner Trust	1.520%	8/16/21	3,575	3,535
5 Toyota Auto Receivables 2016-C Owner Trust	1.140%	8/17/20	4,575	4,542
5 Toyota Auto Receivables 2016-C Owner Trust	1.320%	11/15/21	2,525	2,479
5 Toyota Auto Receivables 2017-D Owner Trust	1.930%	1/18/22	12,750	12,679
5 UBS Commercial Mortgage Trust 2017-C1	3.460%	6/15/50	10,100	10,322
5 UBS Commercial Mortgage Trust 2017-C1	3.724%	6/15/50	4,800	4,907
5 UBS Commercial Mortgage Trust 2017-C2	3.487%	8/15/50	8,050	8,251
5 UBS Commercial Mortgage Trust 2017-C2	3.740%	8/15/50	2,150	2,209
5 UBS Commercial Mortgage Trust 2017-C3	3.426%	8/15/50	9,700	9,830
5 UBS Commercial Mortgage Trust 2017-C3	3.739%	8/15/50	4,050	4,076
5 UBS Commercial Mortgage Trust 2017-C4	3.301%	10/15/50	6,450	6,534
5 UBS Commercial Mortgage Trust 2017-C4	3.563%	10/15/50	8,050	8,255
5 UBS Commercial Mortgage Trust 2017-C4	3.836%	10/15/50	3,562	3,630
5 UBS Commercial Mortgage Trust 2017-C5	3.474%	11/15/50	5,325	5,439
5 UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	8,225	8,540
5 UBS Commercial Mortgage Trust 2017-C7	4.061%	12/15/50	4,375	4,527
5 UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	4,636	4,697
5 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	7,716	7,841
5 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,150	1,175
5 Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	303	303
5 Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	2,850	2,846
5 Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	9,533	9,607
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	1,675	1,686
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	1,125	1,157
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	9,925	10,405
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	550	578
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	3,400	3,435
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	1,961	2,000
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	4,000	4,066
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	5,650	5,785
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	2,850	2,920
5 Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	5,725	5,780
5 Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	3,150	3,176
5 Wells Fargo Commercial Mortgage Trust 2015-C26	3.580%	2/15/48	2,275	2,297
5 Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	14,150	14,291
5 Wells Fargo Commercial Mortgage Trust 2015-C28	3.540%	5/15/48	8,500	8,726
5 Wells Fargo Commercial Mortgage Trust 2015-C28	3.872%	5/15/48	1,619	1,670
5 Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	5,800	5,961
5 Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	8,500	8,832
5 Wells Fargo Commercial Mortgage Trust 2015-LC20	2.978%	4/15/50	1,536	1,550
5 Wells Fargo Commercial Mortgage Trust 2015-LC20	3.184%	4/15/50	14,401	14,490
5 Wells Fargo Commercial Mortgage Trust 2015-LC20	3.719%	4/15/50	2,850	2,853
5 Wells Fargo Commercial Mortgage Trust 2015-LC22	3.571%	9/15/58	2,350	2,434
5 Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	3,425	3,600
5 Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,925	3,114
5 Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.632%	5/15/48	2,425	2,435
5 Wells Fargo Commercial Mortgage Trust 2015-NXS1	2.934%	5/15/48	4,200	4,231
5 Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148%	5/15/48	2,275	2,296
5 Wells Fargo Commercial Mortgage Trust 2015-P2	3.656%	12/15/48	4,700	4,883

25

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Wells Fargo Commercial Mortgage Trust 2015-P2	3.809%	12/15/48	2,950	3,104
5 Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	10,375	10,858
5 Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	7,850	7,609
5 Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.814%	8/15/49	1,800	1,762
5 Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	3,084	3,155
5 Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	6,700	6,921
5 Wells Fargo Commercial Mortgage Trust 2016-C33	3.426%	3/15/59	2,350	2,407
5 Wells Fargo Commercial Mortgage Trust 2016-C34	3.096%	6/15/49	4,700	4,697
5 Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	4,675	4,913
5 Wells Fargo Commercial Mortgage Trust 2016-LC24	2.825%	10/15/49	5,275	5,249
5 Wells Fargo Commercial Mortgage Trust 2016-LC24	2.942%	10/15/49	9,053	8,942
5 Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	11,445	11,672
5 Wells Fargo Commercial Mortgage Trust 2017-C38	3.665%	7/15/50	3,243	3,284
5 Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	9,675	9,910
5 Wells Fargo Commercial Mortgage Trust 2017-C39	3.702%	9/15/50	5,375	5,480
5 Wells Fargo Commercial Mortgage Trust 2017-C40	3.317%	10/15/50	5,350	5,405
5 Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	8,025	8,281
5 Wells Fargo Commercial Mortgage Trust 2017-C40	3.854%	10/15/50	2,150	2,222
5 Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	13,300	13,604
5 Wells Fargo Commercial Mortgage Trust 2017-RB1	3.635%	3/15/50	8,600	8,901
5 Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	8,500	8,788
5 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,900	10,979
5 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	7,425	7,632
5 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	4,975	5,109
5 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,400	4,566
5 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,100	3,141
5 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,125	6,157
5 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	4,148	4,208
5 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,733	1,768
5 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	820	835
5 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	3,436	3,470
5 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	673	678
5 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	6,000	6,160
5 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	3,000	3,040
5 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,120	1,158
5 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	4,470	4,768
5 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	1,120	1,180
5 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	893	898
5 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,250	1,303
5 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,250	1,353
5 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,100	2,250
5 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	1,150	1,157
5 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	1,150	1,185
5 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	1,450	1,539
5 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	1,150	1,208
5 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	1,150	1,218
5 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	1,150	1,156
5 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	2,300	2,370
5 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	5,010	5,360
5 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	575	613
5 WFRBS Commercial Mortgage Trust 2013-C18	4.659%	12/15/46	862	930
5 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	3,100	3,115
5 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,750	1,786
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	2,350	2,492
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.624%	3/15/46	575	619
5 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	135	135
5 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	950	982
5 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	1,250	1,282
5 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	2,825	2,995
5 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	950	997
5 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	1,100	1,111
5 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	1,100	1,137
5 WFRBS Commercial Mortgage Trust 2014-C20	3.723%	5/15/47	3,500	3,648
5 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,675	1,764

26

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,675	1,746
5 WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	4,000	4,164
5 WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	8,200	8,567
5 WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,675	1,707
5 WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	3,143	3,255
5 WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,675	1,768
5 WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	1,125	1,193
5 WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,860	2,905
5 WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,860	2,963
5 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	1,115	1,122
5 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,800	2,882
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	6,720	7,127
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	2,800	2,941
5 World Financial Network Credit Card Master Note Trust
Series 2017-C	2.310%	8/15/24	8,600	8,563
5 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	2,212	2,211
5 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	832	831
5 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,530	1,527
5 World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	2,558	2,552
5 World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	2,975	2,959
5 World Omni Automobile Lease Securitization Trust
2015-A	1.540%	10/15/18	802	802
5 World Omni Automobile Lease Securitization Trust
2016-A	1.610%	1/15/22	3,000	2,970
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,793,122)				4,791,045
Corporate Bonds (27.8%)
Finance (8.7%)
Banking (6.3%)
American Express Co.	2.200%	10/30/20	16,700	16,569
American Express Co.	2.500%	8/1/22	7,680	7,587
American Express Co.	2.650%	12/2/22	10,530	10,432
American Express Co.	3.000%	10/30/24	17,806	17,762
American Express Co.	3.625%	12/5/24	12,250	12,593
American Express Co.	4.050%	12/3/42	2,099	2,210
American Express Credit Corp.	2.125%	3/18/19	5,251	5,251
American Express Credit Corp.	1.875%	5/3/19	12,000	11,956
American Express Credit Corp.	2.250%	8/15/19	10,375	10,381
American Express Credit Corp.	1.700%	10/30/19	750	743
American Express Credit Corp.	2.200%	3/3/20	15,650	15,598
American Express Credit Corp.	2.375%	5/26/20	13,240	13,229
American Express Credit Corp.	2.600%	9/14/20	25,147	25,252
American Express Credit Corp.	2.250%	5/5/21	21,001	20,804
American Express Credit Corp.	2.700%	3/3/22	37,394	37,519
American Express Credit Corp.	3.300%	5/3/27	23,225	23,447
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	16,800	16,804
Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	23,800	23,567
Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	4,550	4,528
Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	7,500	7,435
Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	14,000	13,916
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	14,275	14,350
Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	7,600	7,525
Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	7,000	6,958
Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	12,000	11,956
Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	14,000	13,912
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	12,425	13,053
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	16,025	16,167
Banco Santander SA	4.250%	4/11/27	1,000	1,036
Banco Santander SA	3.800%	2/23/28	5,000	4,998
Bancolombia SA	5.950%	6/3/21	8,699	9,407
Bank of America Corp.	2.600%	1/15/19	6,280	6,305
Bank of America Corp.	5.490%	3/15/19	450	465
Bank of America Corp.	2.650%	4/1/19	4,072	4,100

27

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	2.250%	4/21/20	24,120	24,115
	Bank of America Corp.	5.625%	7/1/20	3	3
	Bank of America Corp.	2.625%	10/19/20	25,336	25,531
	Bank of America Corp.	2.151%	11/9/20	5,211	5,171
	Bank of America Corp.	2.625%	4/19/21	13,710	13,780
	Bank of America Corp.	5.000%	5/13/21	—	—
5	Bank of America Corp.	2.369%	7/21/21	9,975	9,946
5	Bank of America Corp.	2.328%	10/1/21	31,450	31,175
	Bank of America Corp.	2.503%	10/21/22	19,275	19,069
	Bank of America Corp.	3.300%	1/11/23	60,622	62,027
5	Bank of America Corp.	3.124%	1/20/23	5,678	5,754
5	Bank of America Corp.	2.881%	4/24/23	28,325	28,346
5	Bank of America Corp.	2.816%	7/21/23	46,108	46,017
	Bank of America Corp.	4.100%	7/24/23	12,592	13,361
5,10	Bank of America Corp.	3.004%	12/20/23	146,891	146,985
	Bank of America Corp.	4.125%	1/22/24	34,290	36,402
	Bank of America Corp.	4.000%	4/1/24	13,451	14,216
	Bank of America Corp.	4.200%	8/26/24	43,331	45,444
	Bank of America Corp.	4.000%	1/22/25	49,353	51,338
	Bank of America Corp.	3.950%	4/21/25	42,746	44,184
5	Bank of America Corp.	3.093%	10/1/25	34,158	33,911
	Bank of America Corp.	4.450%	3/3/26	32,777	34,984
	Bank of America Corp.	3.500%	4/19/26	9,445	9,654
	Bank of America Corp.	4.250%	10/22/26	11,035	11,593
	Bank of America Corp.	3.248%	10/21/27	31,990	31,601
	Bank of America Corp.	4.183%	11/25/27	22,275	23,265
5	Bank of America Corp.	3.824%	1/20/28	25,980	26,802
5	Bank of America Corp.	3.705%	4/24/28	13,787	14,104
5	Bank of America Corp.	3.593%	7/21/28	31,408	31,785
5,10	Bank of America Corp.	3.419%	12/20/28	76,201	76,038
	Bank of America Corp.	6.110%	1/29/37	12,335	15,697
5	Bank of America Corp.	4.244%	4/24/38	22,346	24,156
	Bank of America Corp.	7.750%	5/14/38	19,954	29,888
	Bank of America Corp.	5.875%	2/7/42	34,883	45,808
	Bank of America Corp.	5.000%	1/21/44	30,721	37,098
	Bank of America Corp.	4.875%	4/1/44	13,481	16,138
	Bank of America Corp.	4.750%	4/21/45	1,400	1,577
5	Bank of America Corp.	4.443%	1/20/48	3,525	3,945
	Bank of America NA	6.000%	10/15/36	9,684	12,563
	Bank of Montreal	2.375%	1/25/19	14,041	14,062
	Bank of Montreal	1.500%	7/18/19	16,575	16,417
	Bank of Montreal	2.100%	12/12/19	4,150	4,135
	Bank of Montreal	2.100%	6/15/20	5,100	5,064
	Bank of Montreal	1.900%	8/27/21	26,375	25,813
	Bank of Montreal	2.550%	11/6/22	25,285	25,017
5	Bank of Montreal	3.803%	12/15/32	23,800	23,755
	Bank of New York Mellon Corp.	2.100%	1/15/19	30,326	30,339
	Bank of New York Mellon Corp.	2.200%	3/4/19	6,643	6,650
	Bank of New York Mellon Corp.	2.200%	5/15/19	375	375
	Bank of New York Mellon Corp.	5.450%	5/15/19	5,535	5,766
	Bank of New York Mellon Corp.	2.300%	9/11/19	15,750	15,766
	Bank of New York Mellon Corp.	4.600%	1/15/20	6,200	6,487
	Bank of New York Mellon Corp.	2.150%	2/24/20	5,000	4,988
	Bank of New York Mellon Corp.	2.600%	8/17/20	5,125	5,162
	Bank of New York Mellon Corp.	2.450%	11/27/20	6,800	6,817
	Bank of New York Mellon Corp.	2.500%	4/15/21	14,514	14,548
	Bank of New York Mellon Corp.	2.050%	5/3/21	25,328	24,988
	Bank of New York Mellon Corp.	3.550%	9/23/21	4,455	4,620
	Bank of New York Mellon Corp.	2.600%	2/7/22	10,971	10,983
5	Bank of New York Mellon Corp.	2.661%	5/16/23	12,160	12,139
	Bank of New York Mellon Corp.	2.200%	8/16/23	10,299	9,973
	Bank of New York Mellon Corp.	3.650%	2/4/24	6,775	7,082
	Bank of New York Mellon Corp.	3.400%	5/15/24	985	1,017
	Bank of New York Mellon Corp.	3.250%	9/11/24	13,790	14,033

28

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	3.000%	2/24/25	5,753	5,733
Bank of New York Mellon Corp.	2.800%	5/4/26	6,265	6,108
Bank of New York Mellon Corp.	2.450%	8/17/26	6,375	6,038
Bank of New York Mellon Corp.	3.250%	5/16/27	22,235	22,437
5 Bank of New York Mellon Corp.	3.442%	2/7/28	7,075	7,218
Bank of New York Mellon Corp.	3.000%	10/30/28	5,000	4,849
Bank of New York Mellon Corp.	3.300%	8/23/29	4,200	4,178
Bank of Nova Scotia	1.950%	1/15/19	12,600	12,594
Bank of Nova Scotia	2.050%	6/5/19	10,785	10,748
Bank of Nova Scotia	1.650%	6/14/19	17,405	17,273
Bank of Nova Scotia	2.150%	7/14/20	200	199
Bank of Nova Scotia	2.350%	10/21/20	22,000	21,947
Bank of Nova Scotia	4.375%	1/13/21	1,561	1,646
Bank of Nova Scotia	2.800%	7/21/21	37,938	38,239
Bank of Nova Scotia	2.700%	3/7/22	12,510	12,488
Bank of Nova Scotia	4.500%	12/16/25	31,755	33,414
Bank One Capital III	8.750%	9/1/30	1,100	1,607
Bank One Corp.	7.625%	10/15/26	1,980	2,549
Bank One Corp.	8.000%	4/29/27	1,500	2,001
Barclays Bank plc	5.140%	10/14/20	1,435	1,516
Barclays plc	2.750%	11/8/19	14,373	14,413
Barclays plc	2.875%	6/8/20	15,050	15,091
Barclays plc	3.250%	1/12/21	21,565	21,760
Barclays plc	3.200%	8/10/21	21,300	21,441
Barclays plc	3.684%	1/10/23	26,515	26,891
Barclays plc	4.375%	9/11/24	15,300	15,692
Barclays plc	3.650%	3/16/25	32,290	32,280
Barclays plc	4.375%	1/12/26	24,151	25,130
Barclays plc	5.200%	5/12/26	18,600	19,844
Barclays plc	4.337%	1/10/28	24,194	24,974
Barclays plc	4.836%	5/9/28	7,400	7,675
Barclays plc	5.250%	8/17/45	7,720	8,962
Barclays plc	4.950%	1/10/47	14,000	15,591
BB&T Corp.	2.050%	6/19/18	11,955	11,959
BB&T Corp.	2.250%	2/1/19	3,950	3,955
BB&T Corp.	6.850%	4/30/19	8,193	8,680
BB&T Corp.	5.250%	11/1/19	10,240	10,754
BB&T Corp.	2.450%	1/15/20	14,620	14,662
BB&T Corp.	2.150%	2/1/21	7,375	7,299
BB&T Corp.	2.050%	5/10/21	14,761	14,552
BB&T Corp.	2.750%	4/1/22	6,350	6,392
BB&T Corp.	2.850%	10/26/24	6,825	6,752
BNP Paribas SA	2.450%	3/17/19	3,417	3,430
BNP Paribas SA	2.375%	5/21/20	6,975	6,976
BNP Paribas SA	5.000%	1/15/21	39,276	42,133
BNP Paribas SA	3.250%	3/3/23	21,285	21,665
BNP Paribas SA	4.250%	10/15/24	2,450	2,581
BPCE SA	2.500%	7/15/19	11,250	11,292
BPCE SA	2.250%	1/27/20	4,700	4,689
BPCE SA	2.650%	2/3/21	7,707	7,729
BPCE SA	2.750%	12/2/21	8,920	8,945
10 BPCE SA	3.000%	5/22/22	5,500	5,494
BPCE SA	4.000%	4/15/24	21,045	22,236
BPCE SA	3.375%	12/2/26	4,700	4,758
Branch Banking & Trust Co.	1.450%	5/10/19	9,525	9,423
Branch Banking & Trust Co.	2.100%	1/15/20	14,725	14,676
Branch Banking & Trust Co.	2.250%	6/1/20	17,425	17,405
Branch Banking & Trust Co.	2.850%	4/1/21	385	390
Branch Banking & Trust Co.	2.625%	1/15/22	9,500	9,519
Branch Banking & Trust Co.	3.625%	9/16/25	18,853	19,450
Branch Banking & Trust Co.	3.800%	10/30/26	2,768	2,888
Canadian Imperial Bank of Commerce	1.600%	9/6/19	8,730	8,635
Canadian Imperial Bank of Commerce	2.100%	10/5/20	12,375	12,270
Canadian Imperial Bank of Commerce	2.550%	6/16/22	19,752	19,616

29

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Bank USA NA	2.150%	11/21/18	11,850	11,843
	Capital One Bank USA NA	2.250%	2/13/19	11,500	11,493
	Capital One Bank USA NA	2.300%	6/5/19	9,325	9,315
	Capital One Bank USA NA	8.800%	7/15/19	5,975	6,514
	Capital One Bank USA NA	3.375%	2/15/23	27,153	27,423
	Capital One Financial Corp.	2.450%	4/24/19	10,394	10,408
	Capital One Financial Corp.	2.500%	5/12/20	15,650	15,626
	Capital One Financial Corp.	2.400%	10/30/20	7,000	6,943
	Capital One Financial Corp.	4.750%	7/15/21	3,963	4,228
	Capital One Financial Corp.	3.050%	3/9/22	1,335	1,340
	Capital One Financial Corp.	3.500%	6/15/23	4,510	4,583
	Capital One Financial Corp.	3.750%	4/24/24	7,828	8,041
	Capital One Financial Corp.	3.300%	10/30/24	10,050	9,993
	Capital One Financial Corp.	3.200%	2/5/25	1,735	1,715
	Capital One Financial Corp.	4.200%	10/29/25	10,000	10,283
	Capital One Financial Corp.	3.750%	7/28/26	11,250	11,173
	Capital One Financial Corp.	3.750%	3/9/27	8,055	8,108
	Capital One NA	2.400%	9/5/19	8,535	8,537
	Capital One NA	1.850%	9/13/19	7,150	7,080
	Capital One NA	2.350%	1/31/20	14,825	14,774
	Capital One NA	2.950%	7/23/21	8,431	8,461
	Capital One NA	2.250%	9/13/21	16,300	15,992
	Capital One NA	2.650%	8/8/22	15,250	15,092
	Citibank NA	1.850%	9/18/19	22,025	21,866
	Citibank NA	2.100%	6/12/20	15,750	15,609
	Citibank NA	2.125%	10/20/20	47,000	46,515
5,10	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	10,588	11,636
	Citigroup Inc.	1.800%	2/5/18	11,025	11,023
	Citigroup Inc.	1.750%	5/1/18	21,947	21,929
	Citigroup Inc.	2.550%	4/8/19	16,555	16,609
	Citigroup Inc.	2.050%	6/7/19	14,925	14,880
	Citigroup Inc.	2.500%	7/29/19	2,675	2,681
	Citigroup Inc.	2.450%	1/10/20	9,450	9,443
	Citigroup Inc.	2.400%	2/18/20	18,315	18,277
	Citigroup Inc.	5.375%	8/9/20	11,673	12,501
	Citigroup Inc.	2.650%	10/26/20	6,198	6,228
	Citigroup Inc.	2.700%	3/30/21	27,735	27,784
	Citigroup Inc.	2.350%	8/2/21	5,128	5,063
	Citigroup Inc.	2.900%	12/8/21	45,878	46,074
	Citigroup Inc.	4.500%	1/14/22	35,933	38,228
	Citigroup Inc.	2.750%	4/25/22	1,000	995
	Citigroup Inc.	4.050%	7/30/22	10,570	10,994
	Citigroup Inc.	2.700%	10/27/22	9,950	9,842
	Citigroup Inc.	3.375%	3/1/23	5,600	5,678
	Citigroup Inc.	3.500%	5/15/23	19,623	19,918
5	Citigroup Inc.	2.876%	7/24/23	15,500	15,424
	Citigroup Inc.	3.875%	10/25/23	13,345	13,846
	Citigroup Inc.	3.750%	6/16/24	26,477	27,359
	Citigroup Inc.	4.000%	8/5/24	18,929	19,691
	Citigroup Inc.	3.875%	3/26/25	10,438	10,683
	Citigroup Inc.	3.300%	4/27/25	7,882	7,925
	Citigroup Inc.	4.400%	6/10/25	51,869	54,642
	Citigroup Inc.	5.500%	9/13/25	11,703	13,156
	Citigroup Inc.	3.700%	1/12/26	8,775	9,012
	Citigroup Inc.	4.600%	3/9/26	22,967	24,357
	Citigroup Inc.	3.400%	5/1/26	12,539	12,571
	Citigroup Inc.	3.200%	10/21/26	41,382	40,959
	Citigroup Inc.	4.450%	9/29/27	18,910	19,942
5	Citigroup Inc.	3.887%	1/10/28	7,032	7,244
5	Citigroup Inc.	3.668%	7/24/28	21,104	21,365
	Citigroup Inc.	4.125%	7/25/28	13,175	13,586
5	Citigroup Inc.	3.520%	10/27/28	7,955	7,979
	Citigroup Inc.	6.625%	6/15/32	4,370	5,562
	Citigroup Inc.	6.000%	10/31/33	7,445	9,084

30

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	6.125%	8/25/36	13,964	17,529
Citigroup Inc.	8.125%	7/15/39	26,605	42,425
Citigroup Inc.	5.875%	1/30/42	13,788	17,975
Citigroup Inc.	6.675%	9/13/43	5,158	7,117
Citigroup Inc.	4.950%	11/7/43	3,036	3,468
Citigroup Inc.	5.300%	5/6/44	10,110	11,934
Citigroup Inc.	4.650%	7/30/45	11,451	13,030
Citigroup Inc.	4.750%	5/18/46	7,885	8,704
5 Citigroup Inc.	4.281%	4/24/48	10,502	11,283
Citizens Bank NA	2.500%	3/14/19	4,000	4,009
Citizens Bank NA	2.450%	12/4/19	4,300	4,301
Citizens Bank NA	2.250%	3/2/20	5,000	4,974
Citizens Bank NA	2.200%	5/26/20	12,485	12,387
Citizens Bank NA	2.250%	10/30/20	10,000	9,900
Citizens Bank NA	2.550%	5/13/21	7,230	7,204
Citizens Bank NA	2.650%	5/26/22	9,175	9,083
Citizens Financial Group Inc.	2.375%	7/28/21	1,250	1,234
Citizens Financial Group Inc.	4.300%	12/3/25	6,303	6,574
Comerica Bank	4.000%	7/27/25	50	52
Comerica Inc.	2.125%	5/23/19	2,260	2,249
Commonwealth Bank of Australia	2.250%	3/13/19	6,725	6,726
Commonwealth Bank of Australia	2.050%	3/15/19	8,650	8,629
Commonwealth Bank of Australia	2.300%	9/6/19	17,350	17,355
Commonwealth Bank of Australia	2.400%	11/2/20	12,850	12,819
Commonwealth Bank of Australia	2.550%	3/15/21	10,895	10,883
10 Commonwealth Bank of Australia	2.750%	3/10/22	15,000	15,044
Compass Bank	2.750%	9/29/19	3,858	3,869
Compass Bank	2.875%	6/29/22	19,250	18,973
Cooperatieve Rabobank UA	2.250%	1/14/19	22,424	22,457
Cooperatieve Rabobank UA	2.500%	1/19/21	51,750	51,894
Cooperatieve Rabobank UA	2.750%	1/10/22	11,552	11,642
Cooperatieve Rabobank UA	3.875%	2/8/22	40,058	42,071
Cooperatieve Rabobank UA	3.950%	11/9/22	40,648	42,332
Cooperatieve Rabobank UA	4.625%	12/1/23	17,615	18,835
Cooperatieve Rabobank UA	3.375%	5/21/25	19,104	19,595
Cooperatieve Rabobank UA	4.375%	8/4/25	14,953	15,772
Cooperatieve Rabobank UA	3.750%	7/21/26	11,705	11,829
Cooperatieve Rabobank UA	5.250%	5/24/41	9,405	11,890
Cooperatieve Rabobank UA	5.750%	12/1/43	10,475	13,328
Cooperatieve Rabobank UA	5.250%	8/4/45	10,874	13,145
Credit Suisse AG	2.300%	5/28/19	44,109	44,185
Credit Suisse AG	5.300%	8/13/19	12,525	13,111
Credit Suisse AG	5.400%	1/14/20	8,516	8,978
Credit Suisse AG	3.000%	10/29/21	29,194	29,507
Credit Suisse AG	3.625%	9/9/24	27,250	28,133
10 Credit Suisse Group AG	3.574%	1/9/23	10,000	10,151
10 Credit Suisse Group AG	4.282%	1/9/28	25,500	26,506
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	2,850	2,857
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	12,775	12,920
Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	36,845	37,586
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	21,300	21,942
Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	14,780	15,193
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	31,950	32,528
Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	1,000	1,067
Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	12,328	14,193
Credit Suisse USA Inc.	7.125%	7/15/32	11,221	15,474
Deutsche Bank AG	2.500%	2/13/19	15,581	15,565
Deutsche Bank AG	2.850%	5/10/19	9,279	9,304
Deutsche Bank AG	2.700%	7/13/20	19,000	18,908
Deutsche Bank AG	2.950%	8/20/20	7,776	7,786
Deutsche Bank AG	3.125%	1/13/21	11,832	11,863
Deutsche Bank AG	3.375%	5/12/21	10,979	11,076
Deutsche Bank AG	4.250%	10/14/21	20,001	20,732
Deutsche Bank AG	3.300%	11/16/22	27,056	26,929

31

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Bank AG	3.700%	5/30/24	27,739	27,889
Deutsche Bank AG	4.100%	1/13/26	8,010	8,149
Discover Bank	3.100%	6/4/20	4,175	4,219
Discover Bank	3.200%	8/9/21	4,440	4,491
Discover Bank	4.200%	8/8/23	17,374	18,274
Discover Bank	4.250%	3/13/26	2,675	2,787
Discover Bank	3.450%	7/27/26	8,250	8,139
Discover Financial Services	5.200%	4/27/22	1,817	1,953
Discover Financial Services	3.850%	11/21/22	9,695	9,932
Discover Financial Services	3.750%	3/4/25	5,800	5,834
Discover Financial Services	4.100%	2/9/27	6,500	6,633
Fifth Third Bancorp	2.300%	3/1/19	4,475	4,476
Fifth Third Bancorp	2.875%	7/27/20	575	581
Fifth Third Bancorp	3.500%	3/15/22	2,251	2,318
Fifth Third Bancorp	4.300%	1/16/24	11,324	11,967
Fifth Third Bancorp	8.250%	3/1/38	8,422	12,868
Fifth Third Bank	2.300%	3/15/19	3,850	3,857
Fifth Third Bank	2.375%	4/25/19	11,700	11,734
Fifth Third Bank	1.625%	9/27/19	7,700	7,613
Fifth Third Bank	2.200%	10/30/20	2,900	2,879
Fifth Third Bank	2.250%	6/14/21	13,501	13,354
Fifth Third Bank	2.875%	10/1/21	7,504	7,562
Fifth Third Bank	3.850%	3/15/26	5,452	5,627
First Horizon National Corp.	3.500%	12/15/20	3,500	3,568
First Niagara Financial Group Inc.	6.750%	3/19/20	1,875	2,043
First Republic Bank	2.375%	6/17/19	4,100	4,086
First Republic Bank	2.500%	6/6/22	11,850	11,692
First Republic Bank	4.375%	8/1/46	2,375	2,418
First Republic Bank	4.625%	2/13/47	2,875	3,060
FirstMerit Bank NA	4.270%	11/25/26	5,750	5,994
FirstMerit Corp.	4.350%	2/4/23	2,750	2,867
Goldman Sachs Capital I	6.345%	2/15/34	12,275	15,344
Goldman Sachs Group Inc.	2.625%	1/31/19	31,273	31,397
Goldman Sachs Group Inc.	7.500%	2/15/19	24,562	25,966
Goldman Sachs Group Inc.	1.950%	7/23/19	3,500	3,480
Goldman Sachs Group Inc.	2.550%	10/23/19	26,544	26,593
Goldman Sachs Group Inc.	2.300%	12/13/19	23,650	23,589
Goldman Sachs Group Inc.	5.375%	3/15/20	39,376	41,723
Goldman Sachs Group Inc.	2.600%	4/23/20	21,524	21,547
Goldman Sachs Group Inc.	6.000%	6/15/20	34,979	37,759
Goldman Sachs Group Inc.	2.750%	9/15/20	19,261	19,329
Goldman Sachs Group Inc.	2.875%	2/25/21	15,650	15,765
Goldman Sachs Group Inc.	2.625%	4/25/21	22,300	22,267
Goldman Sachs Group Inc.	5.250%	7/27/21	14,646	15,875
Goldman Sachs Group Inc.	2.350%	11/15/21	19,370	19,079
Goldman Sachs Group Inc.	5.750%	1/24/22	62,353	68,953
Goldman Sachs Group Inc.	3.000%	4/26/22	36,834	36,981
5 Goldman Sachs Group Inc.	2.876%	10/31/22	52,950	52,818
Goldman Sachs Group Inc.	3.625%	1/22/23	31,109	31,996
5 Goldman Sachs Group Inc.	2.908%	6/5/23	24,641	24,434
5 Goldman Sachs Group Inc.	2.905%	7/24/23	23,900	23,691
Goldman Sachs Group Inc.	4.000%	3/3/24	71,704	75,116
Goldman Sachs Group Inc.	3.850%	7/8/24	13,489	13,972
Goldman Sachs Group Inc.	3.500%	1/23/25	27,028	27,365
Goldman Sachs Group Inc.	3.750%	5/22/25	128	131
5 Goldman Sachs Group Inc.	3.272%	9/29/25	40,300	39,985
Goldman Sachs Group Inc.	4.250%	10/21/25	13,620	14,184
Goldman Sachs Group Inc.	3.750%	2/25/26	30,969	31,769
Goldman Sachs Group Inc.	3.500%	11/16/26	36,235	36,332
Goldman Sachs Group Inc.	5.950%	1/15/27	9,251	10,772
Goldman Sachs Group Inc.	3.850%	1/26/27	35,300	36,175
5 Goldman Sachs Group Inc.	3.691%	6/5/28	25,550	25,909
Goldman Sachs Group Inc.	6.125%	2/15/33	28,006	35,682
Goldman Sachs Group Inc.	6.450%	5/1/36	24,715	31,642

32

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	6.750%	10/1/37	40,686	54,478
5 Goldman Sachs Group Inc.	4.017%	10/31/38	30,259	30,999
Goldman Sachs Group Inc.	6.250%	2/1/41	29,277	39,113
Goldman Sachs Group Inc.	4.800%	7/8/44	29,785	33,745
Goldman Sachs Group Inc.	5.150%	5/22/45	27,278	31,493
Goldman Sachs Group Inc.	4.750%	10/21/45	6,879	7,836
HSBC Bank USA NA	4.875%	8/24/20	26,550	28,061
HSBC Bank USA NA	5.875%	11/1/34	7,478	9,638
HSBC Bank USA NA	5.625%	8/15/35	3,782	4,777
HSBC Bank USA NA	7.000%	1/15/39	7,909	11,588
HSBC Holdings plc	3.400%	3/8/21	35,783	36,546
HSBC Holdings plc	5.100%	4/5/21	41,620	44,692
HSBC Holdings plc	2.950%	5/25/21	36,328	36,567
HSBC Holdings plc	2.650%	1/5/22	21,280	21,124
HSBC Holdings plc	4.875%	1/14/22	3,032	3,260
HSBC Holdings plc	4.000%	3/30/22	12,381	12,943
5 HSBC Holdings plc	3.262%	3/13/23	18,003	18,232
HSBC Holdings plc	3.600%	5/25/23	21,900	22,533
5 HSBC Holdings plc	3.033%	11/22/23	6,850	6,862
HSBC Holdings plc	4.250%	3/14/24	30,185	31,445
HSBC Holdings plc	4.250%	8/18/25	12,107	12,566
HSBC Holdings plc	4.300%	3/8/26	39,675	42,134
HSBC Holdings plc	3.900%	5/25/26	40,250	41,635
HSBC Holdings plc	4.375%	11/23/26	16,056	16,753
5 HSBC Holdings plc	4.041%	3/13/28	32,400	33,726
HSBC Holdings plc	7.625%	5/17/32	1,996	2,714
HSBC Holdings plc	7.350%	11/27/32	2,040	2,726
HSBC Holdings plc	6.500%	5/2/36	13,304	17,382
HSBC Holdings plc	6.500%	9/15/37	33,547	44,171
HSBC Holdings plc	6.800%	6/1/38	5,574	7,609
HSBC Holdings plc	6.100%	1/14/42	6,825	9,372
HSBC Holdings plc	5.250%	3/14/44	27,484	32,314
HSBC USA Inc.	2.250%	6/23/19	6,625	6,641
HSBC USA Inc.	2.375%	11/13/19	22,150	22,186
HSBC USA Inc.	2.350%	3/5/20	16,575	16,568
HSBC USA Inc.	2.750%	8/7/20	5,225	5,259
HSBC USA Inc.	5.000%	9/27/20	8,700	9,200
HSBC USA Inc.	3.500%	6/23/24	7,350	7,541
Huntington Bancshares Inc.	7.000%	12/15/20	4,200	4,690
Huntington Bancshares Inc.	3.150%	3/14/21	3,525	3,580
Huntington Bancshares Inc.	2.300%	1/14/22	10,168	10,005
Huntington National Bank	2.375%	3/10/20	19,000	19,002
Huntington National Bank	2.400%	4/1/20	12,325	12,304
Huntington National Bank	2.875%	8/20/20	7,750	7,814
Huntington National Bank	2.500%	8/7/22	12,000	11,834
ING Groep NV	3.150%	3/29/22	6,857	6,918
ING Groep NV	3.950%	3/29/27	13,946	14,533
Intesa Sanpaolo SPA	3.875%	1/15/19	9,500	9,644
Intesa Sanpaolo SPA	5.250%	1/12/24	26,381	28,773
JPMorgan Chase & Co.	2.350%	1/28/19	12,225	12,253
JPMorgan Chase & Co.	1.850%	3/22/19	14,330	14,274
JPMorgan Chase & Co.	6.300%	4/23/19	25,270	26,604
JPMorgan Chase & Co.	2.200%	10/22/19	5,161	5,155
JPMorgan Chase & Co.	2.250%	1/23/20	52,265	52,224
JPMorgan Chase & Co.	2.750%	6/23/20	50,831	51,268
JPMorgan Chase & Co.	4.400%	7/22/20	5,303	5,571
JPMorgan Chase & Co.	4.250%	10/15/20	14,840	15,559
JPMorgan Chase & Co.	2.550%	10/29/20	24,012	24,082
JPMorgan Chase & Co.	2.550%	3/1/21	21,053	21,076
JPMorgan Chase & Co.	4.625%	5/10/21	4,626	4,926
JPMorgan Chase & Co.	2.400%	6/7/21	8,745	8,699
JPMorgan Chase & Co.	2.295%	8/15/21	51,728	51,271
JPMorgan Chase & Co.	4.350%	8/15/21	26,809	28,387
JPMorgan Chase & Co.	4.500%	1/24/22	31,497	33,622

33

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	3.250%	9/23/22	20,707	21,123
JPMorgan Chase & Co.	2.972%	1/15/23	46,758	46,952
JPMorgan Chase & Co.	3.200%	1/25/23	50,547	51,393
5 JPMorgan Chase & Co.	2.776%	4/25/23	20,000	19,882
JPMorgan Chase & Co.	3.375%	5/1/23	28,849	29,331
JPMorgan Chase & Co.	2.700%	5/18/23	18,276	18,156
JPMorgan Chase & Co.	3.875%	2/1/24	25,270	26,455
JPMorgan Chase & Co.	3.625%	5/13/24	46,657	48,348
JPMorgan Chase & Co.	3.875%	9/10/24	32,822	34,076
JPMorgan Chase & Co.	3.125%	1/23/25	27,245	27,349
5 JPMorgan Chase & Co.	3.220%	3/1/25	21,300	21,366
JPMorgan Chase & Co.	3.900%	7/15/25	26,849	28,035
JPMorgan Chase & Co.	3.300%	4/1/26	55,233	55,452
JPMorgan Chase & Co.	3.200%	6/15/26	26,015	25,892
JPMorgan Chase & Co.	2.950%	10/1/26	28,275	27,764
JPMorgan Chase & Co.	4.125%	12/15/26	33,818	35,657
JPMorgan Chase & Co.	4.250%	10/1/27	10,907	11,564
JPMorgan Chase & Co.	3.625%	12/1/27	10,600	10,715
5 JPMorgan Chase & Co.	3.782%	2/1/28	23,106	23,910
5 JPMorgan Chase & Co.	3.540%	5/1/28	28,850	29,252
JPMorgan Chase & Co.	6.400%	5/15/38	25,717	35,248
5 JPMorgan Chase & Co.	3.882%	7/24/38	26,445	27,054
JPMorgan Chase & Co.	5.500%	10/15/40	36,107	45,437
JPMorgan Chase & Co.	5.600%	7/15/41	12,745	16,327
JPMorgan Chase & Co.	5.400%	1/6/42	9,599	12,047
JPMorgan Chase & Co.	5.625%	8/16/43	6,860	8,515
JPMorgan Chase & Co.	4.850%	2/1/44	1,950	2,310
JPMorgan Chase & Co.	4.950%	6/1/45	10,200	11,720
5 JPMorgan Chase & Co.	4.260%	2/22/48	19,271	20,664
5 JPMorgan Chase & Co.	4.032%	7/24/48	20,020	20,712
5 JPMorgan Chase & Co.	3.964%	11/15/48	23,606	24,356
JPMorgan Chase Bank NA	1.650%	9/23/19	14,625	14,503
KeyBank NA	2.350%	3/8/19	8,775	8,789
KeyBank NA	2.500%	12/15/19	5,500	5,512
KeyBank NA	2.250%	3/16/20	2,780	2,772
KeyBank NA	2.500%	11/22/21	3,519	3,501
KeyBank NA	2.400%	6/9/22	2,695	2,658
KeyBank NA	2.300%	9/14/22	10,000	9,793
KeyBank NA	3.300%	6/1/25	7,726	7,846
KeyBank NA	3.400%	5/20/26	12,750	12,709
5 KeyBank NA	3.180%	10/15/27	500	504
KeyBank NA	6.950%	2/1/28	1,290	1,609
KeyCorp	2.900%	9/15/20	1,280	1,291
KeyCorp	5.100%	3/24/21	9,207	9,926
Lloyds Bank plc	2.300%	11/27/18	9,850	9,869
Lloyds Bank plc	2.050%	1/22/19	3,775	3,766
Lloyds Bank plc	2.700%	8/17/20	8,200	8,231
Lloyds Bank plc	6.375%	1/21/21	11,050	12,253
Lloyds Bank plc	3.500%	5/14/25	500	515
Lloyds Banking Group plc	3.000%	1/11/22	9,904	9,932
5 Lloyds Banking Group plc	2.907%	11/7/23	16,400	16,240
Lloyds Banking Group plc	4.500%	11/4/24	13,001	13,628
Lloyds Banking Group plc	4.582%	12/10/25	37,055	38,702
Lloyds Banking Group plc	4.650%	3/24/26	10,582	11,132
Lloyds Banking Group plc	3.750%	1/11/27	13,482	13,663
5 Lloyds Banking Group plc	3.574%	11/7/28	16,400	16,251
Lloyds Banking Group plc	5.300%	12/1/45	2,052	2,412
Manufacturers & Traders Trust Co.	2.300%	1/30/19	28,850	28,879
Manufacturers & Traders Trust Co.	2.250%	7/25/19	8,000	8,000
Manufacturers & Traders Trust Co.	2.100%	2/6/20	15,200	15,132
Manufacturers & Traders Trust Co.	2.500%	5/18/22	1,250	1,242
Manufacturers & Traders Trust Co.	2.900%	2/6/25	7,825	7,773
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	40,591	40,951
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	30,090	29,497

34

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	25,100	24,792
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	2,500	2,429
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	32,250	33,358
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	9,325	8,901
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	30,600	31,322
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	25,400	25,076
Mizuho Financial Group Inc.	2.953%	2/28/22	500	500
Mizuho Financial Group Inc.	3.663%	2/28/27	2,000	2,047
Morgan Stanley	2.500%	1/24/19	32,022	32,151
Morgan Stanley	2.450%	2/1/19	18,990	19,027
Morgan Stanley	7.300%	5/13/19	39,349	41,950
Morgan Stanley	2.375%	7/23/19	19,458	19,464
Morgan Stanley	5.625%	9/23/19	35,200	37,106
Morgan Stanley	5.500%	1/26/20	8,164	8,650
Morgan Stanley	2.650%	1/27/20	23,022	23,115
Morgan Stanley	2.800%	6/16/20	19,907	20,058
Morgan Stanley	5.500%	7/24/20	3,142	3,367
Morgan Stanley	5.750%	1/25/21	21,310	23,206
Morgan Stanley	2.500%	4/21/21	5,114	5,099
Morgan Stanley	5.500%	7/28/21	12,071	13,200
Morgan Stanley	2.625%	11/17/21	47,817	47,542
Morgan Stanley	2.750%	5/19/22	31,350	31,168
Morgan Stanley	4.875%	11/1/22	22,488	24,178
Morgan Stanley	3.750%	2/25/23	66,485	68,934
Morgan Stanley	4.100%	5/22/23	21,836	22,688
Morgan Stanley	3.875%	4/29/24	43,263	45,137
Morgan Stanley	3.700%	10/23/24	45,194	46,580
Morgan Stanley	4.000%	7/23/25	43,388	45,272
Morgan Stanley	5.000%	11/24/25	21,864	23,896
Morgan Stanley	3.875%	1/27/26	39,041	40,606
Morgan Stanley	3.125%	7/27/26	32,901	32,463
Morgan Stanley	6.250%	8/9/26	11,727	14,003
Morgan Stanley	4.350%	9/8/26	25,860	27,088
Morgan Stanley	3.625%	1/20/27	33,300	33,971
Morgan Stanley	3.950%	4/23/27	16,801	17,017
5 Morgan Stanley	3.591%	7/22/28	50,325	50,675
Morgan Stanley	7.250%	4/1/32	7,502	10,324
5 Morgan Stanley	3.971%	7/22/38	20,977	21,570
Morgan Stanley	6.375%	7/24/42	33,787	46,955
Morgan Stanley	4.300%	1/27/45	36,313	38,947
Morgan Stanley	4.375%	1/22/47	12,125	13,176
MUFG Americas Holdings Corp.	2.250%	2/10/20	10,850	10,808
MUFG Americas Holdings Corp.	3.500%	6/18/22	16,668	17,019
MUFG Americas Holdings Corp.	3.000%	2/10/25	7,000	6,888
MUFG Union Bank NA	2.250%	5/6/19	4,925	4,920
National Australia Bank Ltd.	2.000%	1/14/19	4,650	4,639
National Australia Bank Ltd.	1.375%	7/12/19	9,500	9,383
National Australia Bank Ltd.	2.125%	5/22/20	25,800	25,607
National Australia Bank Ltd.	2.625%	1/14/21	10,247	10,274
National Australia Bank Ltd.	1.875%	7/12/21	9,654	9,415
National Australia Bank Ltd.	2.800%	1/10/22	6,004	6,028
National Australia Bank Ltd.	2.500%	5/22/22	18,024	17,850
National Australia Bank Ltd.	3.000%	1/20/23	850	856
National Australia Bank Ltd.	3.375%	1/14/26	6,752	6,852
National Australia Bank Ltd.	2.500%	7/12/26	19,984	18,955
National Bank of Canada	2.150%	6/12/20	10,300	10,252
National Bank of Canada	2.200%	11/2/20	10,265	10,187
National City Corp.	6.875%	5/15/19	1,690	1,793
Northern Trust Corp.	3.450%	11/4/20	7,820	8,037
Northern Trust Corp.	3.375%	8/23/21	2,043	2,102
Northern Trust Corp.	2.375%	8/2/22	6,300	6,298
Northern Trust Corp.	3.950%	10/30/25	8,975	9,492
5 Northern Trust Corp.	3.375%	5/8/32	3,850	3,813
People's United Bank NA	4.000%	7/15/24	3,850	3,913

35

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
People's United Financial Inc.	3.650%	12/6/22	4,650	4,766
PNC Bank NA	1.950%	3/4/19	4,750	4,738
PNC Bank NA	2.250%	7/2/19	5,475	5,475
PNC Bank NA	1.450%	7/29/19	7,500	7,405
PNC Bank NA	2.400%	10/18/19	22,305	22,330
PNC Bank NA	2.000%	5/19/20	4,620	4,582
PNC Bank NA	2.300%	6/1/20	10,978	10,942
PNC Bank NA	2.600%	7/21/20	5,520	5,552
PNC Bank NA	2.450%	11/5/20	10,810	10,819
PNC Bank NA	2.150%	4/29/21	22,150	21,923
PNC Bank NA	2.550%	12/9/21	5,800	5,793
PNC Bank NA	2.625%	2/17/22	20,000	20,010
PNC Bank NA	2.700%	11/1/22	8,629	8,585
PNC Bank NA	2.950%	1/30/23	10,077	10,081
PNC Bank NA	3.800%	7/25/23	15,775	16,447
PNC Bank NA	3.300%	10/30/24	5,225	5,335
PNC Bank NA	2.950%	2/23/25	8,675	8,617
PNC Bank NA	3.250%	6/1/25	9,025	9,164
PNC Bank NA	3.100%	10/25/27	7,900	7,870
PNC Financial Services Group Inc.	2.854%	11/9/22	14,450	14,471
PNC Financial Services Group Inc.	3.900%	4/29/24	20,535	21,491
PNC Financial Services Group Inc.	3.150%	5/19/27	10,250	10,230
PNC Funding Corp.	6.700%	6/10/19	6,529	6,929
PNC Funding Corp.	5.125%	2/8/20	11,893	12,554
PNC Funding Corp.	4.375%	8/11/20	19,240	20,184
PNC Funding Corp.	3.300%	3/8/22	10,784	11,053
Regions Bank	6.450%	6/26/37	3,371	4,276
Regions Financial Corp.	3.200%	2/8/21	2,761	2,809
Regions Financial Corp.	2.750%	8/14/22	5,229	5,195
Regions Financial Corp.	7.375%	12/10/37	4,105	5,732
Royal Bank of Canada	2.150%	3/15/19	4,293	4,294
Royal Bank of Canada	1.625%	4/15/19	4,440	4,411
Royal Bank of Canada	1.500%	7/29/19	12,785	12,647
Royal Bank of Canada	2.125%	3/2/20	25,650	25,545
Royal Bank of Canada	2.150%	3/6/20	500	498
Royal Bank of Canada	2.150%	10/26/20	10,400	10,321
Royal Bank of Canada	2.350%	10/30/20	24,503	24,483
Royal Bank of Canada	2.500%	1/19/21	18,092	18,121
Royal Bank of Canada	2.750%	2/1/22	21,511	21,714
Royal Bank of Canada	4.650%	1/27/26	10,918	11,766
5 Royal Bank of Scotland Group plc	3.498%	5/15/23	13,700	13,719
Royal Bank of Scotland Group plc	3.875%	9/12/23	37,639	38,254
Royal Bank of Scotland Group plc	4.800%	4/5/26	4,631	4,972
Santander Holdings USA Inc.	2.700%	5/24/19	24,090	24,125
Santander Holdings USA Inc.	2.650%	4/17/20	4,750	4,739
10 Santander Holdings USA Inc.	3.700%	3/28/22	21,090	21,333
10 Santander Holdings USA Inc.	3.400%	1/18/23	11,400	11,355
Santander Holdings USA Inc.	4.500%	7/17/25	8,915	9,276
10 Santander Holdings USA Inc.	4.400%	7/13/27	9,875	10,095
Santander Issuances SAU	5.179%	11/19/25	23,608	25,415
Santander UK Group Holdings plc	2.875%	10/16/20	14,450	14,506
Santander UK Group Holdings plc	3.125%	1/8/21	17,500	17,676
Santander UK Group Holdings plc	2.875%	8/5/21	11,381	11,369
Santander UK Group Holdings plc	3.571%	1/10/23	6,831	6,918
5 Santander UK Group Holdings plc	3.823%	11/3/28	7,013	7,012
Santander UK plc	2.500%	3/14/19	32,750	32,841
Santander UK plc	2.350%	9/10/19	7,985	7,987
Santander UK plc	2.375%	3/16/20	3,525	3,525
Santander UK plc	4.000%	3/13/24	17,890	18,817
Skandinaviska Enskilda Banken AB	2.300%	3/11/20	5,500	5,487
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	15,720	15,782
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	31,400	30,619
Skandinaviska Enskilda Banken AB	2.800%	3/11/22	8,100	8,172
State Street Corp.	4.375%	3/7/21	805	852

36

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
State Street Corp.	1.950%	5/19/21	7,175	7,073
5 State Street Corp.	2.653%	5/15/23	5,850	5,841
State Street Corp.	3.100%	5/15/23	9,208	9,289
State Street Corp.	3.700%	11/20/23	6,964	7,324
State Street Corp.	3.300%	12/16/24	10,900	11,239
State Street Corp.	3.550%	8/18/25	18,266	18,890
State Street Corp.	2.650%	5/19/26	7,465	7,254
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	6,825	6,840
Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	17,000	16,961
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	3,800	3,796
Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	14,200	14,133
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	200	200
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	4,850	4,874
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,250	3,238
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	5,027	5,079
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	550
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	9,998	10,456
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	9,850	10,370
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	7,050	7,222
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	3,100	3,203
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	14,038	14,148
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	13,075	12,766
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	10,729	10,597
Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	10,004	10,008
Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	25,408	25,225
Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	9,804	9,731
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	12,568	12,951
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	40,394	38,216
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	6,550	6,360
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	10,505	10,563
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	20,308	20,225
SunTrust Bank	2.250%	1/31/20	14,375	14,336
SunTrust Bank	2.750%	5/1/23	6,175	6,117
SunTrust Bank	3.300%	5/15/26	7,025	6,942
SunTrust Banks Inc.	2.500%	5/1/19	4,040	4,056
SunTrust Banks Inc.	2.900%	3/3/21	4,957	4,986
SunTrust Banks Inc.	2.700%	1/27/22	12,969	12,933
SVB Financial Group	3.500%	1/29/25	4,475	4,490
Svenska Handelsbanken AB	2.500%	1/25/19	10,025	10,064
Svenska Handelsbanken AB	2.250%	6/17/19	13,860	13,879
Svenska Handelsbanken AB	1.500%	9/6/19	25,425	25,112
Svenska Handelsbanken AB	2.400%	10/1/20	5,300	5,300
Svenska Handelsbanken AB	2.450%	3/30/21	8,982	8,972
Svenska Handelsbanken AB	1.875%	9/7/21	8,503	8,304
Synchrony Bank	3.000%	6/15/22	4,107	4,081
Synchrony Financial	2.600%	1/15/19	12,164	12,185
Synchrony Financial	3.000%	8/15/19	5,274	5,312
Synchrony Financial	2.700%	2/3/20	7,595	7,611
Synchrony Financial	3.750%	8/15/21	6,338	6,490
Synchrony Financial	4.250%	8/15/24	29,821	30,856
Synchrony Financial	4.500%	7/23/25	16,574	17,325
Synchrony Financial	3.700%	8/4/26	8,660	8,519
Synchrony Financial	3.950%	12/1/27	11,225	11,175
Synovus Financial Corp.	3.125%	11/1/22	2,200	2,184
Toronto-Dominion Bank	1.950%	1/22/19	1,458	1,457
Toronto-Dominion Bank	2.125%	7/2/19	7,325	7,334
Toronto-Dominion Bank	1.450%	8/13/19	11,975	11,844
Toronto-Dominion Bank	2.250%	11/5/19	31,097	31,134
Toronto-Dominion Bank	2.500%	12/14/20	11,606	11,642
Toronto-Dominion Bank	2.125%	4/7/21	20,587	20,388
Toronto-Dominion Bank	1.800%	7/13/21	14,451	14,114
5 Toronto-Dominion Bank	3.625%	9/15/31	9,540	9,526
UBS AG	2.375%	8/14/19	17,976	17,985
UBS AG	2.350%	3/26/20	4,640	4,640

37

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UBS AG	4.875%	8/4/20	2,510	2,658
10 UBS AG	2.450%	12/1/20	22,580	22,498
10 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	160	161
US Bancorp	2.200%	4/25/19	15,815	15,840
US Bancorp	2.350%	1/29/21	9,034	9,017
US Bancorp	4.125%	5/24/21	7,227	7,609
US Bancorp	2.625%	1/24/22	17,864	17,967
US Bancorp	3.000%	3/15/22	2,254	2,298
US Bancorp	2.950%	7/15/22	17,028	17,214
US Bancorp	3.600%	9/11/24	2,355	2,429
US Bancorp	3.100%	4/27/26	6,295	6,224
US Bancorp	2.375%	7/22/26	7,500	7,043
US Bancorp	3.150%	4/27/27	15,025	15,043
US Bank NA	1.400%	4/26/19	8,600	8,523
US Bank NA	2.125%	10/28/19	14,250	14,243
US Bank NA	2.000%	1/24/20	14,475	14,411
US Bank NA	2.050%	10/23/20	9,500	9,423
US Bank NA	2.800%	1/27/25	20,379	20,218
Wachovia Bank NA	5.850%	2/1/37	16,029	20,445
Wachovia Corp.	6.605%	10/1/25	3,175	3,773
Wachovia Corp.	5.500%	8/1/35	13,127	15,715
Wachovia Corp.	6.550%	10/15/35	7,625	9,670
Wells Fargo & Co.	2.150%	1/15/19	6,410	6,414
Wells Fargo & Co.	2.125%	4/22/19	2,556	2,555
Wells Fargo & Co.	2.150%	1/30/20	6,744	6,729
Wells Fargo & Co.	2.600%	7/22/20	32,858	33,012
Wells Fargo & Co.	2.550%	12/7/20	22,516	22,599
Wells Fargo & Co.	3.000%	1/22/21	15,295	15,495
Wells Fargo & Co.	2.500%	3/4/21	33,235	33,222
Wells Fargo & Co.	4.600%	4/1/21	20,825	22,137
Wells Fargo & Co.	2.100%	7/26/21	58,126	57,099
Wells Fargo & Co.	3.500%	3/8/22	23,190	23,916
Wells Fargo & Co.	2.625%	7/22/22	37,850	37,629
Wells Fargo & Co.	3.069%	1/24/23	30,450	30,666
Wells Fargo & Co.	3.450%	2/13/23	19,848	20,228
Wells Fargo & Co.	4.125%	8/15/23	14,764	15,513
Wells Fargo & Co.	4.480%	1/16/24	11,057	11,882
Wells Fargo & Co.	3.300%	9/9/24	22,666	22,986
Wells Fargo & Co.	3.000%	2/19/25	19,849	19,642
Wells Fargo & Co.	3.550%	9/29/25	26,295	26,931
Wells Fargo & Co.	3.000%	4/22/26	29,322	28,782
Wells Fargo & Co.	4.100%	6/3/26	41,531	43,598
Wells Fargo & Co.	3.000%	10/23/26	35,170	34,278
Wells Fargo & Co.	4.300%	7/22/27	15,005	15,967
5 Wells Fargo & Co.	3.584%	5/22/28	25,175	25,656
Wells Fargo & Co.	5.375%	2/7/35	13,219	16,014
Wells Fargo & Co.	5.375%	11/2/43	32,849	39,098
Wells Fargo & Co.	5.606%	1/15/44	26,374	32,522
Wells Fargo & Co.	4.650%	11/4/44	15,615	17,017
Wells Fargo & Co.	3.900%	5/1/45	25,400	26,200
Wells Fargo & Co.	4.900%	11/17/45	29,657	33,547
Wells Fargo & Co.	4.400%	6/14/46	15,827	16,743
Wells Fargo & Co.	4.750%	12/7/46	8,200	9,120
Wells Fargo Bank NA	1.750%	5/24/19	47,515	47,240
Wells Fargo Bank NA	2.150%	12/6/19	25,500	25,445
Wells Fargo Bank NA	5.950%	8/26/36	11,453	14,640
Wells Fargo Bank NA	6.600%	1/15/38	10,494	14,634
5 Wells Fargo Capital X	5.950%	12/1/86	3,907	4,459
Westpac Banking Corp.	2.250%	1/17/19	11,980	11,998
Westpac Banking Corp.	1.650%	5/13/19	10,200	10,125
Westpac Banking Corp.	1.600%	8/19/19	11,000	10,879
Westpac Banking Corp.	4.875%	11/19/19	17,404	18,212
Westpac Banking Corp.	2.150%	3/6/20	23,375	23,262
Westpac Banking Corp.	2.300%	5/26/20	13,100	13,070

38

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	2.600%	11/23/20	21,525	21,609
Westpac Banking Corp.	2.100%	5/13/21	39,250	38,715
Westpac Banking Corp.	2.000%	8/19/21	16,200	15,901
Westpac Banking Corp.	2.800%	1/11/22	14,900	14,993
Westpac Banking Corp.	2.500%	6/28/22	25,000	24,817
Westpac Banking Corp.	2.750%	1/11/23	7,700	7,673
Westpac Banking Corp.	2.850%	5/13/26	23,225	22,625
Westpac Banking Corp.	2.700%	8/19/26	18,675	17,942
Westpac Banking Corp.	3.350%	3/8/27	16,125	16,259
5 Westpac Banking Corp.	4.322%	11/23/31	29,000	29,785
Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	8,525	9,011
Affiliated Managers Group Inc.	3.500%	8/1/25	10,650	10,710
Ameriprise Financial Inc.	7.300%	6/28/19	2,227	2,386
Ameriprise Financial Inc.	5.300%	3/15/20	3,942	4,179
Ameriprise Financial Inc.	4.000%	10/15/23	10,713	11,339
Ameriprise Financial Inc.	3.700%	10/15/24	5,530	5,747
Ameriprise Financial Inc.	2.875%	9/15/26	100	97
Apollo Investment Corp.	5.250%	3/3/25	2,475	2,527
10 Apollo Management Holdings LP	4.400%	5/27/26	150	157
BGC Partners Inc.	5.375%	12/9/19	412	430
BGC Partners Inc.	5.125%	5/27/21	2,625	2,759
BlackRock Inc.	5.000%	12/10/19	7,923	8,324
BlackRock Inc.	4.250%	5/24/21	6,540	6,902
BlackRock Inc.	3.375%	6/1/22	12,075	12,460
BlackRock Inc.	3.500%	3/18/24	17,225	17,883
BlackRock Inc.	3.200%	3/15/27	400	403
Brookfield Asset Management Inc.	4.000%	1/15/25	5,745	5,863
Brookfield Finance Inc.	4.250%	6/2/26	2,200	2,268
Brookfield Finance LLC	4.000%	4/1/24	7,625	7,848
CBOE Global Markets Inc.	1.950%	6/28/19	2,400	2,385
Cboe Global Markets Inc.	3.650%	1/12/27	6,625	6,824
Charles Schwab Corp.	4.450%	7/22/20	10,850	11,439
Charles Schwab Corp.	3.225%	9/1/22	3,955	4,015
Charles Schwab Corp.	2.650%	1/25/23	5,325	5,307
Charles Schwab Corp.	3.450%	2/13/26	3,445	3,530
Charles Schwab Corp.	3.200%	3/2/27	12,300	12,362
Charles Schwab Corp.	3.200%	1/25/28	5,325	5,314
CME Group Inc.	3.000%	9/15/22	7,887	8,025
CME Group Inc.	3.000%	3/15/25	5,829	5,915
CME Group Inc.	5.300%	9/15/43	7,357	9,424
E*TRADE Financial Corp.	2.950%	8/24/22	300	298
E*TRADE Financial Corp.	3.800%	8/24/27	6,150	6,123
Eaton Vance Corp.	3.625%	6/15/23	1,900	1,960
Eaton Vance Corp.	3.500%	4/6/27	4,530	4,613
10 FMR LLC	7.490%	6/15/19	800	855
Franklin Resources Inc.	4.625%	5/20/20	1,550	1,628
Franklin Resources Inc.	2.800%	9/15/22	10,550	10,585
Franklin Resources Inc.	2.850%	3/30/25	1,885	1,867
Intercontinental Exchange Inc.	2.750%	12/1/20	11,810	11,923
Intercontinental Exchange Inc.	4.000%	10/15/23	13,771	14,593
Intercontinental Exchange Inc.	3.750%	12/1/25	10,110	10,609
Intercontinental Exchange Inc.	3.100%	9/15/27	2,110	2,109
Invesco Finance plc	3.125%	11/30/22	7,092	7,131
Invesco Finance plc	4.000%	1/30/24	4,253	4,478
Invesco Finance plc	3.750%	1/15/26	1,815	1,875
Invesco Finance plc	5.375%	11/30/43	11,400	14,054
Janus Capital Group Inc.	4.875%	8/1/25	3,950	4,234
Jefferies Group LLC	8.500%	7/15/19	2,132	2,312
Jefferies Group LLC	6.875%	4/15/21	12,272	13,718
Jefferies Group LLC	5.125%	1/20/23	1,380	1,490
Jefferies Group LLC	4.850%	1/15/27	13,902	14,721
Jefferies Group LLC	6.450%	6/8/27	475	552

39

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Jefferies Group LLC	6.250%	1/15/36	3,325	3,779
Jefferies Group LLC	6.500%	1/20/43	4,175	4,868
Lazard Group LLC	3.750%	2/13/25	275	280
Lazard Group LLC	3.625%	3/1/27	5,520	5,490
Legg Mason Inc.	3.950%	7/15/24	1,775	1,815
Legg Mason Inc.	4.750%	3/15/26	3,375	3,615
Legg Mason Inc.	5.625%	1/15/44	7,220	8,059
Leucadia National Corp.	5.500%	10/18/23	2,650	2,839
Nasdaq Inc.	5.550%	1/15/20	10,175	10,764
Nasdaq Inc.	3.850%	6/30/26	2,400	2,461
Nomura Holdings Inc.	2.750%	3/19/19	22,344	22,446
Nomura Holdings Inc.	6.700%	3/4/20	7,830	8,487
Raymond James Financial Inc.	3.625%	9/15/26	2,601	2,611
Raymond James Financial Inc.	4.950%	7/15/46	14,395	16,296
Stifel Financial Corp.	4.250%	7/18/24	10,075	10,350
TD Ameritrade Holding Corp.	5.600%	12/1/19	2,250	2,386
TD Ameritrade Holding Corp.	2.950%	4/1/22	17,080	17,242
TD Ameritrade Holding Corp.	3.625%	4/1/25	5,975	6,188
TD Ameritrade Holding Corp.	3.300%	4/1/27	6,167	6,199
Finance Companies (0.3%)
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.750%	5/15/19	12,307	12,507
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.250%	7/1/20	12,067	12,520
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.625%	10/30/20	10,011	10,499
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.500%	5/15/21	11,121	11,677
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	5.000%	10/1/21	16,905	18,025
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.950%	2/1/22	13,627	14,053
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.500%	5/26/22	2,900	2,936
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.625%	7/1/22	6,565	6,959
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.650%	7/21/27	8,360	8,276
Air Lease Corp.	3.375%	1/15/19	26,685	26,926
Air Lease Corp.	2.125%	1/15/20	2,850	2,830
Air Lease Corp.	4.750%	3/1/20	11,700	12,230
Air Lease Corp.	3.875%	4/1/21	4,415	4,573
Air Lease Corp.	3.375%	6/1/21	655	669
Air Lease Corp.	3.750%	2/1/22	4,425	4,570
Air Lease Corp.	2.625%	7/1/22	4,375	4,309
Air Lease Corp.	2.750%	1/15/23	4,600	4,525
Air Lease Corp.	3.000%	9/15/23	420	416
Air Lease Corp.	4.250%	9/15/24	560	586
Air Lease Corp.	3.625%	4/1/27	3,225	3,220
Air Lease Corp.	3.625%	12/1/27	3,000	2,995
Ares Capital Corp.	3.875%	1/15/20	1,700	1,726
Ares Capital Corp.	3.500%	2/10/23	16,835	16,570
FS Investment Corp.	4.000%	7/15/19	3,775	3,799
FS Investment Corp.	4.750%	5/15/22	2,184	2,244
GATX Corp.	2.500%	3/15/19	1,155	1,155
GATX Corp.	2.500%	7/30/19	2,500	2,497
GATX Corp.	4.850%	6/1/21	125	133
GATX Corp.	3.250%	3/30/25	4,970	4,912
GATX Corp.	3.250%	9/15/26	3,100	3,025
GATX Corp.	3.850%	3/30/27	11,000	11,176
GATX Corp.	3.500%	3/15/28	3,075	3,035
GATX Corp.	5.200%	3/15/44	875	1,005
GATX Corp.	4.500%	3/30/45	1,952	2,026

40

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	95,236	94,849
GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	21,849	22,194
GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	119,798	129,605
HSBC Finance Corp.	6.676%	1/15/21	10,279	11,428
International Lease Finance Corp.	5.875%	4/1/19	7,207	7,507
International Lease Finance Corp.	6.250%	5/15/19	9,740	10,190
International Lease Finance Corp.	8.250%	12/15/20	13,792	15,826
International Lease Finance Corp.	4.625%	4/15/21	5,795	6,056
International Lease Finance Corp.	8.625%	1/15/22	6,510	7,845
International Lease Finance Corp.	5.875%	8/15/22	9,634	10,658
Prospect Capital Corp.	5.000%	7/15/19	3,625	3,722
Prospect Capital Corp.	5.875%	3/15/23	1,610	1,667
Insurance (1.2%)
ACE Capital Trust II	9.700%	4/1/30	1,529	2,301
AEGON Funding Co. LLC	5.750%	12/15/20	9,350	10,148
Aetna Inc.	2.200%	3/15/19	3,580	3,575
Aetna Inc.	4.125%	6/1/21	375	390
Aetna Inc.	2.750%	11/15/22	9,500	9,387
Aetna Inc.	2.800%	6/15/23	12,950	12,715
Aetna Inc.	3.500%	11/15/24	11,451	11,601
Aetna Inc.	6.625%	6/15/36	8,161	10,793
Aetna Inc.	6.750%	12/15/37	3,157	4,298
Aetna Inc.	4.500%	5/15/42	4,112	4,408
Aetna Inc.	4.125%	11/15/42	2,203	2,245
Aetna Inc.	4.750%	3/15/44	3,475	3,889
Aetna Inc.	3.875%	8/15/47	12,500	12,286
Aflac Inc.	2.400%	3/16/20	13,356	13,362
Aflac Inc.	4.000%	2/15/22	1,150	1,208
Aflac Inc.	3.625%	6/15/23	8,160	8,504
Aflac Inc.	3.625%	11/15/24	125	130
Aflac Inc.	3.250%	3/17/25	5,547	5,620
Aflac Inc.	2.875%	10/15/26	6,100	5,984
Aflac Inc.	4.000%	10/15/46	4,450	4,640
Alleghany Corp.	5.625%	9/15/20	3,425	3,679
Alleghany Corp.	4.950%	6/27/22	2,295	2,477
Alleghany Corp.	4.900%	9/15/44	8,027	8,662
Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	1,850	1,968
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	10,461	10,491
Allstate Corp.	7.450%	5/16/19	500	534
Allstate Corp.	3.150%	6/15/23	9,725	9,879
Allstate Corp.	3.280%	12/15/26	5,400	5,474
Allstate Corp.	5.350%	6/1/33	1,579	1,884
Allstate Corp.	5.550%	5/9/35	2,906	3,584
Allstate Corp.	5.950%	4/1/36	28	36
Allstate Corp.	4.500%	6/15/43	10,137	11,515
Allstate Corp.	4.200%	12/15/46	7,295	7,976
5 Allstate Corp.	5.750%	8/15/53	7,645	8,343
5 Allstate Corp.	6.500%	5/15/67	4,140	4,968
Alterra Finance LLC	6.250%	9/30/20	735	798
American Financial Group Inc.	3.500%	8/15/26	2,600	2,580
American Financial Group Inc.	4.500%	6/15/47	6,390	6,599
American International Group Inc.	2.300%	7/16/19	13,737	13,729
American International Group Inc.	3.375%	8/15/20	15,575	15,910
American International Group Inc.	6.400%	12/15/20	27,788	30,785
American International Group Inc.	4.875%	6/1/22	15,983	17,354
American International Group Inc.	4.125%	2/15/24	14,590	15,363
American International Group Inc.	3.750%	7/10/25	700	719
American International Group Inc.	3.900%	4/1/26	3,275	3,397
American International Group Inc.	3.875%	1/15/35	10,457	10,446
American International Group Inc.	4.700%	7/10/35	5,245	5,754
American International Group Inc.	6.250%	5/1/36	8,723	11,210
American International Group Inc.	4.500%	7/16/44	20,288	21,909
American International Group Inc.	4.800%	7/10/45	2,315	2,589

41

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American International Group Inc.	4.375%	1/15/55	9,480	9,657
5 American International Group Inc.	8.175%	5/15/68	5,725	7,846
Anthem Inc.	2.250%	8/15/19	8,395	8,357
Anthem Inc.	4.350%	8/15/20	6,475	6,760
Anthem Inc.	2.500%	11/21/20	9,575	9,554
Anthem Inc.	3.700%	8/15/21	6,874	7,084
Anthem Inc.	3.125%	5/15/22	7,340	7,409
Anthem Inc.	2.950%	12/1/22	7,725	7,727
Anthem Inc.	3.300%	1/15/23	11,447	11,620
Anthem Inc.	3.500%	8/15/24	10,309	10,483
Anthem Inc.	3.350%	12/1/24	8,840	8,938
Anthem Inc.	3.650%	12/1/27	19,395	19,743
Anthem Inc.	5.950%	12/15/34	1	1
Anthem Inc.	4.625%	5/15/42	12,892	14,238
Anthem Inc.	4.650%	1/15/43	11,815	13,056
Anthem Inc.	5.100%	1/15/44	5,405	6,300
Anthem Inc.	4.650%	8/15/44	1,115	1,241
Anthem Inc.	4.375%	12/1/47	20,800	22,138
Anthem Inc.	4.850%	8/15/54	3,650	4,007
Aon Corp.	5.000%	9/30/20	6,235	6,644
Aon Corp.	8.205%	1/1/27	319	417
Aon Corp.	6.250%	9/30/40	4,225	5,483
Aon plc	2.800%	3/15/21	13,465	13,503
Aon plc	3.500%	6/14/24	6,250	6,390
Aon plc	3.875%	12/15/25	9,673	10,090
Aon plc	4.600%	6/14/44	7,850	8,485
Aon plc	4.750%	5/15/45	1,702	1,888
Arch Capital Finance LLC	4.011%	12/15/26	4,520	4,705
Arch Capital Finance LLC	5.031%	12/15/46	7,257	8,391
Arch Capital Group Ltd.	7.350%	5/1/34	4,510	6,154
Arch Capital Group US Inc.	5.144%	11/1/43	625	725
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	10,990	11,670
Assurant Inc.	4.000%	3/15/23	8,175	8,354
Assurant Inc.	6.750%	2/15/34	6,650	8,227
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	1,173	1,271
AXA SA	8.600%	12/15/30	15,021	21,619
AXIS Specialty Finance LLC	5.875%	6/1/20	14,925	15,955
AXIS Specialty Finance plc	4.000%	12/6/27	14,000	14,063
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	11,600	11,558
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	1,500	1,481
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	13,697	13,925
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	3,352	3,538
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	21,835	22,234
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	8,290	10,920
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	4,925	5,523
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	5,275	5,883
Berkshire Hathaway Inc.	2.100%	8/14/19	12,025	12,051
Berkshire Hathaway Inc.	2.200%	3/15/21	5,716	5,684
Berkshire Hathaway Inc.	3.750%	8/15/21	2,952	3,082
Berkshire Hathaway Inc.	3.400%	1/31/22	1,555	1,608
Berkshire Hathaway Inc.	3.000%	2/11/23	3,806	3,876
Berkshire Hathaway Inc.	2.750%	3/15/23	26,939	27,115
Berkshire Hathaway Inc.	3.125%	3/15/26	42,727	43,098
Berkshire Hathaway Inc.	4.500%	2/11/43	10,179	11,624
10 Brighthouse Financial Inc.	3.700%	6/22/27	16,335	15,989
10 Brighthouse Financial Inc.	4.700%	6/22/47	15,815	16,112
Brown & Brown Inc.	4.200%	9/15/24	5,090	5,331
Chubb Corp.	6.000%	5/11/37	4,545	6,061
Chubb Corp.	6.500%	5/15/38	2,141	3,027
Chubb INA Holdings Inc.	5.900%	6/15/19	3,425	3,610
Chubb INA Holdings Inc.	2.300%	11/3/20	7,487	7,471
Chubb INA Holdings Inc.	2.875%	11/3/22	24,066	24,294
Chubb INA Holdings Inc.	2.700%	3/13/23	9,473	9,443
Chubb INA Holdings Inc.	3.350%	5/15/24	5,399	5,544

42

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chubb INA Holdings Inc.	3.150%	3/15/25	7,806	7,879
Chubb INA Holdings Inc.	3.350%	5/3/26	12,275	12,513
Chubb INA Holdings Inc.	6.700%	5/15/36	490	688
Chubb INA Holdings Inc.	4.150%	3/13/43	4,908	5,324
Chubb INA Holdings Inc.	4.350%	11/3/45	14,525	16,292
Cigna Corp.	5.125%	6/15/20	3,064	3,249
Cigna Corp.	4.375%	12/15/20	8,571	8,951
Cigna Corp.	4.500%	3/15/21	1,050	1,106
Cigna Corp.	4.000%	2/15/22	7,915	8,255
Cigna Corp.	3.250%	4/15/25	6,875	6,829
Cigna Corp.	7.875%	5/15/27	985	1,316
Cigna Corp.	3.050%	10/15/27	9,500	9,221
Cigna Corp.	5.375%	2/15/42	3,146	3,817
Cigna Corp.	3.875%	10/15/47	9,700	9,684
Cincinnati Financial Corp.	6.920%	5/15/28	3,931	5,078
Cincinnati Financial Corp.	6.125%	11/1/34	1,870	2,376
CNA Financial Corp.	5.875%	8/15/20	5,820	6,273
CNA Financial Corp.	5.750%	8/15/21	4,118	4,501
CNA Financial Corp.	3.950%	5/15/24	350	364
CNA Financial Corp.	4.500%	3/1/26	1,850	1,969
CNA Financial Corp.	3.450%	8/15/27	3,500	3,449
Coventry Health Care Inc.	5.450%	6/15/21	9,745	10,550
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	7,150	9,128
Enstar Group Ltd.	4.500%	3/10/22	2,382	2,430
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	4,500	4,774
Fidelity National Financial Inc.	5.500%	9/1/22	3,850	4,214
First American Financial Corp.	4.600%	11/15/24	5,050	5,204
Hanover Insurance Group Inc.	4.500%	4/15/26	5,000	5,198
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,509	3,636
Hartford Financial Services Group Inc.	5.125%	4/15/22	7,055	7,693
Hartford Financial Services Group Inc.	5.950%	10/15/36	3,595	4,562
Hartford Financial Services Group Inc.	6.100%	10/1/41	5,221	6,908
Hartford Financial Services Group Inc.	4.300%	4/15/43	6,390	6,848
Humana Inc.	2.625%	10/1/19	2,100	2,103
Humana Inc.	3.150%	12/1/22	6,360	6,405
Humana Inc.	2.900%	12/15/22	4,500	4,479
Humana Inc.	3.850%	10/1/24	16,990	17,623
Humana Inc.	3.950%	3/15/27	5,000	5,154
Humana Inc.	4.625%	12/1/42	4,278	4,624
Humana Inc.	4.950%	10/1/44	5,708	6,549
Humana Inc.	4.800%	3/15/47	3,725	4,198
Kemper Corp.	4.350%	2/15/25	1,900	1,937
Lincoln National Corp.	8.750%	7/1/19	305	332
Lincoln National Corp.	6.250%	2/15/20	1,268	1,364
Lincoln National Corp.	4.200%	3/15/22	5,615	5,891
Lincoln National Corp.	4.000%	9/1/23	4,905	5,136
Lincoln National Corp.	3.350%	3/9/25	4,797	4,826
Lincoln National Corp.	3.625%	12/12/26	8,665	8,838
Lincoln National Corp.	6.150%	4/7/36	3,581	4,427
Lincoln National Corp.	6.300%	10/9/37	3,493	4,464
Lincoln National Corp.	7.000%	6/15/40	2,980	4,124
Loews Corp.	2.625%	5/15/23	10,875	10,735
Loews Corp.	6.000%	2/1/35	643	806
Loews Corp.	4.125%	5/15/43	14,512	14,956
Manulife Financial Corp.	4.900%	9/17/20	13,034	13,788
Manulife Financial Corp.	4.150%	3/4/26	16,787	17,722
5 Manulife Financial Corp.	4.061%	2/24/32	15,950	16,062
Manulife Financial Corp.	5.375%	3/4/46	8,417	10,504
Markel Corp.	4.900%	7/1/22	700	754
Markel Corp.	3.500%	11/1/27	3,550	3,505
Markel Corp.	5.000%	4/5/46	6,288	7,033
Markel Corp.	4.300%	11/1/47	4,000	4,092
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,650	1,654
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	6,125	6,112

43

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,949	2,082
Marsh & McLennan Cos. Inc.	2.750%	1/30/22	3,390	3,392
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	100	102
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,568	4,812
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	14,400	14,851
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	15,620	16,076
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	3,800	3,973
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	2,689	3,379
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	6,630	7,352
Mercury General Corp.	4.400%	3/15/27	2,590	2,624
MetLife Inc.	7.717%	2/15/19	4,996	5,307
MetLife Inc.	4.750%	2/8/21	10,317	10,993
MetLife Inc.	3.048%	12/15/22	6,400	6,478
MetLife Inc.	4.368%	9/15/23	5,435	5,860
MetLife Inc.	3.600%	4/10/24	13,895	14,534
MetLife Inc.	3.000%	3/1/25	10,675	10,685
MetLife Inc.	3.600%	11/13/25	11,850	12,324
MetLife Inc.	6.500%	12/15/32	3,380	4,416
MetLife Inc.	6.375%	6/15/34	2,078	2,822
MetLife Inc.	5.700%	6/15/35	11,093	14,037
MetLife Inc.	5.875%	2/6/41	13,568	17,787
MetLife Inc.	4.125%	8/13/42	10,009	10,537
MetLife Inc.	4.875%	11/13/43	10,622	12,446
MetLife Inc.	4.721%	12/15/44	5,875	6,814
MetLife Inc.	4.050%	3/1/45	9,150	9,562
MetLife Inc.	4.600%	5/13/46	5,795	6,606
5 MetLife Inc.	6.400%	12/15/66	19,392	22,398
5 MetLife Inc.	10.750%	8/1/69	685	1,144
Montpelier Re Holdings Ltd.	4.700%	10/15/22	3,250	3,418
Munich Re America Corp.	7.450%	12/15/26	2,350	3,003
5 Nationwide Financial Services Inc.	6.750%	5/15/87	275	308
Old Republic International Corp.	4.875%	10/1/24	6,330	6,784
Old Republic International Corp.	3.875%	8/26/26	12,618	12,649
PartnerRe Finance B LLC	5.500%	6/1/20	13,579	14,340
Primerica Inc.	4.750%	7/15/22	1,900	2,030
Principal Financial Group Inc.	3.300%	9/15/22	2,875	2,927
Principal Financial Group Inc.	3.125%	5/15/23	3,661	3,683
Principal Financial Group Inc.	3.400%	5/15/25	5,253	5,330
Principal Financial Group Inc.	3.100%	11/15/26	4,852	4,791
Principal Financial Group Inc.	4.625%	9/15/42	1,680	1,846
Principal Financial Group Inc.	4.350%	5/15/43	1,043	1,119
Principal Financial Group Inc.	4.300%	11/15/46	7,320	7,807
5 Principal Financial Group Inc.	4.700%	5/15/55	3,250	3,324
Progressive Corp.	3.750%	8/23/21	10,133	10,519
Progressive Corp.	2.450%	1/15/27	2,060	1,969
Progressive Corp.	6.625%	3/1/29	4,600	5,857
Progressive Corp.	6.250%	12/1/32	325	421
Progressive Corp.	4.350%	4/25/44	3,560	3,958
Progressive Corp.	4.125%	4/15/47	24,050	25,988
Protective Life Corp.	7.375%	10/15/19	4,080	4,419
Prudential Financial Inc.	7.375%	6/15/19	1,490	1,599
Prudential Financial Inc.	2.350%	8/15/19	11,150	11,162
Prudential Financial Inc.	5.375%	6/21/20	6,530	6,981
Prudential Financial Inc.	4.500%	11/15/20	10,675	11,253
Prudential Financial Inc.	4.500%	11/16/21	4,550	4,848
Prudential Financial Inc.	3.500%	5/15/24	7,990	8,295
Prudential Financial Inc.	5.750%	7/15/33	570	707
Prudential Financial Inc.	5.700%	12/14/36	12,093	15,189
Prudential Financial Inc.	6.625%	12/1/37	7,957	11,169
Prudential Financial Inc.	6.625%	6/21/40	5,675	8,004
Prudential Financial Inc.	6.200%	11/15/40	3,325	4,412
5 Prudential Financial Inc.	5.875%	9/15/42	12,180	13,315
5 Prudential Financial Inc.	5.625%	6/15/43	8,464	9,226
Prudential Financial Inc.	5.100%	8/15/43	3,450	4,090

44

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Prudential Financial Inc.	5.200%	3/15/44	2,415	2,575
Prudential Financial Inc.	4.600%	5/15/44	4,920	5,596
5 Prudential Financial Inc.	5.375%	5/15/45	13,230	14,167
10 Prudential Financial Inc.	3.905%	12/7/47	30,898	31,504
10 Prudential Financial Inc.	3.935%	12/7/49	4,503	4,602
Reinsurance Group of America Inc.	5.000%	6/1/21	1,240	1,321
Reinsurance Group of America Inc.	4.700%	9/15/23	3,475	3,738
Reinsurance Group of America Inc.	3.950%	9/15/26	4,504	4,582
RenaissanceRe Finance Inc.	3.450%	7/1/27	2,300	2,251
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,309	1,602
Torchmark Corp.	3.800%	9/15/22	110	114
Transatlantic Holdings Inc.	8.000%	11/30/39	4,588	6,298
Travelers Cos. Inc.	5.900%	6/2/19	11,225	11,793
Travelers Cos. Inc.	3.900%	11/1/20	3,065	3,177
Travelers Cos. Inc.	6.750%	6/20/36	10	14
Travelers Cos. Inc.	6.250%	6/15/37	2,917	3,950
Travelers Cos. Inc.	5.350%	11/1/40	2,800	3,496
Travelers Cos. Inc.	4.600%	8/1/43	14,785	17,045
Travelers Cos. Inc.	3.750%	5/15/46	5,220	5,327
Travelers Cos. Inc.	4.000%	5/30/47	9,450	10,002
Travelers Property Casualty Corp.	6.375%	3/15/33	460	607
Trinity Acquisition plc	4.400%	3/15/26	500	522
UnitedHealth Group Inc.	1.700%	2/15/19	200	199
UnitedHealth Group Inc.	1.625%	3/15/19	5,720	5,690
UnitedHealth Group Inc.	2.300%	12/15/19	12,550	12,585
UnitedHealth Group Inc.	2.700%	7/15/20	14,685	14,836
UnitedHealth Group Inc.	1.950%	10/15/20	9,300	9,208
UnitedHealth Group Inc.	3.875%	10/15/20	905	938
UnitedHealth Group Inc.	4.700%	2/15/21	4,925	5,235
UnitedHealth Group Inc.	2.125%	3/15/21	6,355	6,295
UnitedHealth Group Inc.	3.375%	11/15/21	2,050	2,113
UnitedHealth Group Inc.	2.875%	12/15/21	10,991	11,135
UnitedHealth Group Inc.	2.875%	3/15/22	3,021	3,050
UnitedHealth Group Inc.	3.350%	7/15/22	18,808	19,387
UnitedHealth Group Inc.	2.375%	10/15/22	7,960	7,882
UnitedHealth Group Inc.	2.750%	2/15/23	10,030	10,037
UnitedHealth Group Inc.	2.875%	3/15/23	2,296	2,315
UnitedHealth Group Inc.	3.750%	7/15/25	26,613	28,004
UnitedHealth Group Inc.	3.100%	3/15/26	10,375	10,424
UnitedHealth Group Inc.	3.450%	1/15/27	1,925	1,979
UnitedHealth Group Inc.	3.375%	4/15/27	28,510	29,173
UnitedHealth Group Inc.	2.950%	10/15/27	10,800	10,759
UnitedHealth Group Inc.	4.625%	7/15/35	11,251	12,974
UnitedHealth Group Inc.	5.800%	3/15/36	3,064	3,966
UnitedHealth Group Inc.	6.500%	6/15/37	1,425	1,981
UnitedHealth Group Inc.	6.625%	11/15/37	8,525	12,096
UnitedHealth Group Inc.	6.875%	2/15/38	18,696	26,986
UnitedHealth Group Inc.	5.950%	2/15/41	2,955	3,903
UnitedHealth Group Inc.	4.625%	11/15/41	9,211	10,485
UnitedHealth Group Inc.	4.375%	3/15/42	341	376
UnitedHealth Group Inc.	3.950%	10/15/42	11,481	11,988
UnitedHealth Group Inc.	4.250%	3/15/43	5,866	6,352
UnitedHealth Group Inc.	4.750%	7/15/45	16,932	20,008
UnitedHealth Group Inc.	4.200%	1/15/47	4,784	5,200
UnitedHealth Group Inc.	4.250%	4/15/47	22,300	24,488
UnitedHealth Group Inc.	3.750%	10/15/47	8,500	8,663
Unum Group	5.625%	9/15/20	2,200	2,366
Unum Group	3.000%	5/15/21	3,000	3,013
Unum Group	4.000%	3/15/24	2,190	2,279
Unum Group	3.875%	11/5/25	175	179
Unum Group	5.750%	8/15/42	3,033	3,711
Voya Financial Inc.	3.125%	7/15/24	10,500	10,414
Voya Financial Inc.	3.650%	6/15/26	2,440	2,457
Voya Financial Inc.	5.700%	7/15/43	9,480	11,620

45

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Voya Financial Inc.	4.800%	6/15/46	5,035	5,576
Willis North America Inc.	3.600%	5/15/24	6,425	6,526
Willis Towers Watson plc	5.750%	3/15/21	9,351	10,149
WR Berkley Corp.	5.375%	9/15/20	595	635
WR Berkley Corp.	4.625%	3/15/22	2,550	2,714
WR Berkley Corp.	4.750%	8/1/44	3,188	3,428
XLIT Ltd.	5.750%	10/1/21	4,555	4,989
XLIT Ltd.	4.450%	3/31/25	2,850	2,880
XLIT Ltd.	6.250%	5/15/27	2,275	2,694
XLIT Ltd.	5.250%	12/15/43	7,775	8,998
XLIT Ltd.	5.500%	3/31/45	15,179	15,942
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	825	864
ORIX Corp.	2.900%	7/18/22	2,750	2,733
ORIX Corp.	3.250%	12/4/24	3,725	3,702
ORIX Corp.	3.700%	7/18/27	10,650	10,655
Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	4,225	4,237
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	6,225	6,600
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	400	412
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	9,000	8,900
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	400	419
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	3,602	3,675
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	4,700	4,792
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	3,350	3,554
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	3,800	3,873
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,240	1,272
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	3,300	3,434
American Campus Communities Operating Partnership
LP	3.625%	11/15/27	4,200	4,162
AvalonBay Communities Inc.	2.850%	3/15/23	6,264	6,244
AvalonBay Communities Inc.	4.200%	12/15/23	1,255	1,336
AvalonBay Communities Inc.	3.500%	11/15/24	3,325	3,414
AvalonBay Communities Inc.	3.450%	6/1/25	10,980	11,229
AvalonBay Communities Inc.	3.500%	11/15/25	600	612
AvalonBay Communities Inc.	2.950%	5/11/26	11,830	11,602
AvalonBay Communities Inc.	2.900%	10/15/26	1,475	1,435
AvalonBay Communities Inc.	3.350%	5/15/27	7,766	7,819
AvalonBay Communities Inc.	3.200%	1/15/28	3,800	3,776
Boston Properties LP	5.875%	10/15/19	2,395	2,528
Boston Properties LP	5.625%	11/15/20	9,225	9,975
Boston Properties LP	4.125%	5/15/21	4,095	4,281
Boston Properties LP	3.850%	2/1/23	11,473	11,954
Boston Properties LP	3.125%	9/1/23	4,540	4,578
Boston Properties LP	3.800%	2/1/24	7,025	7,282
Boston Properties LP	3.200%	1/15/25	6,000	5,979
Boston Properties LP	3.650%	2/1/26	6,275	6,365
Boston Properties LP	2.750%	10/1/26	9,500	8,971
Brandywine Operating Partnership LP	3.950%	2/15/23	2,525	2,577
Brandywine Operating Partnership LP	3.950%	11/15/27	23,025	22,775
Brixmor Operating Partnership LP	3.875%	8/15/22	6,035	6,173
Brixmor Operating Partnership LP	3.250%	9/15/23	3,925	3,834
Brixmor Operating Partnership LP	3.650%	6/15/24	2,100	2,083
Brixmor Operating Partnership LP	3.850%	2/1/25	14,485	14,472
Brixmor Operating Partnership LP	4.125%	6/15/26	5,350	5,400
Brixmor Operating Partnership LP	3.900%	3/15/27	2,550	2,520
Camden Property Trust	2.950%	12/15/22	4,850	4,847
CBL & Associates LP	5.250%	12/1/23	5,410	5,116
CBL & Associates LP	4.600%	10/15/24	5,100	4,540
CBL & Associates LP	5.950%	12/15/26	800	743

46

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	3,025	3,071
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	12,675	12,305
Corporate Office Properties LP	3.700%	6/15/21	3,725	3,791
Corporate Office Properties LP	3.600%	5/15/23	7,931	7,944
CubeSmart LP	4.375%	12/15/23	7,400	7,763
CubeSmart LP	4.000%	11/15/25	2,265	2,316
CubeSmart LP	3.125%	9/1/26	2,575	2,447
DCT Industrial Operating Partnership LP	4.500%	10/15/23	4,125	4,296
DDR Corp.	3.500%	1/15/21	10,905	11,057
DDR Corp.	4.625%	7/15/22	9,490	9,969
DDR Corp.	3.375%	5/15/23	5,250	5,214
DDR Corp.	3.625%	2/1/25	9,630	9,488
DDR Corp.	4.250%	2/1/26	2,740	2,788
DDR Corp.	4.700%	6/1/27	12,325	12,824
Digital Realty Trust LP	5.875%	2/1/20	2,175	2,309
Digital Realty Trust LP	3.400%	10/1/20	5,600	5,713
Digital Realty Trust LP	5.250%	3/15/21	8,815	9,456
Digital Realty Trust LP	3.950%	7/1/22	11,850	12,358
Digital Realty Trust LP	2.750%	2/1/23	2,650	2,625
Digital Realty Trust LP	4.750%	10/1/25	5,925	6,426
Digital Realty Trust LP	3.700%	8/15/27	7,000	7,048
Duke Realty LP	4.375%	6/15/22	195	206
Duke Realty LP	3.875%	10/15/22	1,223	1,271
Duke Realty LP	3.625%	4/15/23	748	766
Duke Realty LP	3.750%	12/1/24	2,425	2,499
Duke Realty LP	3.250%	6/30/26	5,500	5,450
Duke Realty LP	3.375%	12/15/27	3,040	3,045
EPR Properties	5.750%	8/15/22	3,610	3,937
EPR Properties	5.250%	7/15/23	1,575	1,682
EPR Properties	4.500%	4/1/25	7,025	7,166
EPR Properties	4.750%	12/15/26	4,000	4,107
ERP Operating LP	2.375%	7/1/19	1,370	1,370
ERP Operating LP	4.750%	7/15/20	3,085	3,252
ERP Operating LP	4.625%	12/15/21	6,936	7,424
ERP Operating LP	3.000%	4/15/23	2,603	2,624
ERP Operating LP	3.375%	6/1/25	750	764
ERP Operating LP	2.850%	11/1/26	5,325	5,169
ERP Operating LP	3.250%	8/1/27	3,000	2,987
ERP Operating LP	4.500%	7/1/44	7,555	8,177
ERP Operating LP	4.000%	8/1/47	3,600	3,654
Essex Portfolio LP	5.200%	3/15/21	2,825	3,009
Essex Portfolio LP	3.250%	5/1/23	3,505	3,533
Essex Portfolio LP	3.500%	4/1/25	10,937	11,024
Essex Portfolio LP	3.375%	4/15/26	6,450	6,390
Federal Realty Investment Trust	2.750%	6/1/23	2,685	2,652
Federal Realty Investment Trust	3.250%	7/15/27	2,100	2,082
Federal Realty Investment Trust	4.500%	12/1/44	14,900	16,226
Government Properties Income Trust	4.000%	7/15/22	5,000	5,028
HCP Inc.	3.750%	2/1/19	8,300	8,405
HCP Inc.	2.625%	2/1/20	1,519	1,523
HCP Inc.	5.375%	2/1/21	931	1,000
HCP Inc.	3.150%	8/1/22	3,665	3,694
HCP Inc.	4.000%	12/1/22	27,250	28,454
HCP Inc.	4.250%	11/15/23	5,729	6,012
HCP Inc.	4.200%	3/1/24	3,750	3,923
HCP Inc.	3.875%	8/15/24	5,126	5,243
HCP Inc.	3.400%	2/1/25	1,875	1,859
HCP Inc.	4.000%	6/1/25	965	992
HCP Inc.	6.750%	2/1/41	480	640
Healthcare Realty Trust Inc.	3.625%	1/15/28	3,125	3,091
Healthcare Trust of America Holdings LP	3.375%	7/15/21	3,840	3,909
Healthcare Trust of America Holdings LP	2.950%	7/1/22	3,850	3,834
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,500	1,533
Healthcare Trust of America Holdings LP	3.500%	8/1/26	6,050	5,935

47

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Healthcare Trust of America Holdings LP	3.750%	7/1/27	3,400	3,386
Highwoods Realty LP	3.200%	6/15/21	13,850	13,961
Highwoods Realty LP	3.625%	1/15/23	100	101
Highwoods Realty LP	3.875%	3/1/27	6,279	6,313
Hospitality Properties Trust	5.000%	8/15/22	2,430	2,592
Hospitality Properties Trust	4.500%	6/15/23	8,147	8,517
Hospitality Properties Trust	4.650%	3/15/24	3,441	3,624
Hospitality Properties Trust	4.500%	3/15/25	753	781
Hospitality Properties Trust	5.250%	2/15/26	2,740	2,941
Hospitality Properties Trust	4.950%	2/15/27	3,625	3,822
Hospitality Properties Trust	3.950%	1/15/28	4,800	4,677
Host Hotels & Resorts LP	6.000%	10/1/21	10,550	11,590
Host Hotels & Resorts LP	5.250%	3/15/22	4,890	5,262
Host Hotels & Resorts LP	4.750%	3/1/23	1,000	1,064
Host Hotels & Resorts LP	3.750%	10/15/23	6,100	6,222
Host Hotels & Resorts LP	3.875%	4/1/24	4,600	4,659
Host Hotels & Resorts LP	4.000%	6/15/25	1,300	1,327
Hudson Pacific Properties LP	3.950%	11/1/27	3,400	3,390
Kilroy Realty LP	3.800%	1/15/23	3,200	3,277
Kilroy Realty LP	3.450%	12/15/24	5,850	5,834
Kilroy Realty LP	4.250%	8/15/29	750	773
Kimco Realty Corp.	6.875%	10/1/19	5,682	6,109
Kimco Realty Corp.	3.200%	5/1/21	3,740	3,797
Kimco Realty Corp.	3.400%	11/1/22	3,520	3,590
Kimco Realty Corp.	3.125%	6/1/23	3,300	3,293
Kimco Realty Corp.	2.700%	3/1/24	50	48
Kimco Realty Corp.	3.300%	2/1/25	2,160	2,142
Kimco Realty Corp.	2.800%	10/1/26	4,350	4,086
Kimco Realty Corp.	3.800%	4/1/27	4,150	4,184
Kimco Realty Corp.	4.125%	12/1/46	485	472
Kimco Realty Corp.	4.450%	9/1/47	4,170	4,286
Kite Realty Group LP	4.000%	10/1/26	10,700	10,164
Liberty Property LP	4.750%	10/1/20	1,080	1,137
Liberty Property LP	3.375%	6/15/23	1,250	1,266
Liberty Property LP	4.400%	2/15/24	10,880	11,591
Liberty Property LP	3.750%	4/1/25	6,400	6,549
Liberty Property LP	3.250%	10/1/26	1,725	1,696
Life Storage LP	3.875%	12/15/27	1,000	996
Life Storage LP	3.500%	7/1/26	18,125	17,663
Mid-America Apartments LP	4.300%	10/15/23	12,300	12,966
Mid-America Apartments LP	3.750%	6/15/24	3,985	4,080
Mid-America Apartments LP	3.600%	6/1/27	8,100	8,110
National Retail Properties Inc.	5.500%	7/15/21	2,000	2,163
National Retail Properties Inc.	3.800%	10/15/22	3,400	3,500
National Retail Properties Inc.	3.300%	4/15/23	2,999	3,001
National Retail Properties Inc.	3.900%	6/15/24	3,700	3,795
National Retail Properties Inc.	3.600%	12/15/26	2,425	2,397
National Retail Properties Inc.	3.500%	10/15/27	13,300	13,013
Omega Healthcare Investors Inc.	4.375%	8/1/23	20,850	21,137
Omega Healthcare Investors Inc.	4.950%	4/1/24	3,875	4,025
Omega Healthcare Investors Inc.	4.500%	1/15/25	3,050	3,046
Omega Healthcare Investors Inc.	5.250%	1/15/26	5,792	5,988
Omega Healthcare Investors Inc.	4.500%	4/1/27	24,103	23,470
Omega Healthcare Investors Inc.	4.750%	1/15/28	5,325	5,272
Physicians Realty LP	4.300%	3/15/27	5,950	6,052
Physicians Realty LP	3.950%	1/15/28	5,750	5,696
Piedmont Operating Partnership LP	3.400%	6/1/23	2,062	2,047
Piedmont Operating Partnership LP	4.450%	3/15/24	4,225	4,400
ProLogis LP	4.250%	8/15/23	5,120	5,494
Public Storage	2.370%	9/15/22	5,298	5,213
Public Storage	3.094%	9/15/27	4,550	4,520
Realty Income Corp.	3.250%	10/15/22	13,550	13,769
Realty Income Corp.	3.875%	7/15/24	3,600	3,696
Realty Income Corp.	4.125%	10/15/26	12,110	12,636

48

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Realty Income Corp.	3.000%	1/15/27	4,825	4,616
Realty Income Corp.	3.650%	1/15/28	5,520	5,541
Realty Income Corp.	4.650%	3/15/47	15,915	17,559
Regency Centers Corp.	3.750%	11/15/22	1,850	1,893
Regency Centers LP	3.600%	2/1/27	3,300	3,289
Regency Centers LP	4.400%	2/1/47	5,550	5,722
Sabra Health Care LP	5.125%	8/15/26	620	631
Select Income REIT	3.600%	2/1/20	206	208
Select Income REIT	4.150%	2/1/22	4,000	4,047
Select Income REIT	4.500%	2/1/25	9,475	9,545
Senior Housing Properties Trust	3.250%	5/1/19	10,240	10,280
Simon Property Group LP	2.200%	2/1/19	2,190	2,190
Simon Property Group LP	2.500%	9/1/20	800	803
Simon Property Group LP	4.375%	3/1/21	8,489	8,968
Simon Property Group LP	2.500%	7/15/21	6,790	6,784
Simon Property Group LP	4.125%	12/1/21	9,233	9,734
Simon Property Group LP	2.350%	1/30/22	6,250	6,182
Simon Property Group LP	3.375%	3/15/22	2,825	2,901
Simon Property Group LP	2.625%	6/15/22	7,750	7,731
Simon Property Group LP	2.750%	2/1/23	6,285	6,257
Simon Property Group LP	2.750%	6/1/23	9,000	8,971
Simon Property Group LP	3.750%	2/1/24	6,014	6,265
Simon Property Group LP	3.375%	10/1/24	397	406
Simon Property Group LP	3.500%	9/1/25	3,640	3,725
Simon Property Group LP	3.300%	1/15/26	8,019	8,022
Simon Property Group LP	3.250%	11/30/26	4,425	4,383
Simon Property Group LP	3.375%	6/15/27	15,775	15,890
Simon Property Group LP	3.375%	12/1/27	8,975	9,013
Simon Property Group LP	6.750%	2/1/40	11,543	16,013
Simon Property Group LP	4.750%	3/15/42	1,671	1,855
Simon Property Group LP	4.250%	10/1/44	160	166
Simon Property Group LP	4.250%	11/30/46	9,750	10,279
SL Green Operating Partnership LP	3.250%	10/15/22	4,250	4,232
Tanger Properties LP	3.750%	12/1/24	1,325	1,325
Tanger Properties LP	3.125%	9/1/26	6,100	5,753
Tanger Properties LP	3.875%	7/15/27	10,050	9,955
UDR Inc.	3.700%	10/1/20	6,800	6,981
UDR Inc.	4.625%	1/10/22	11,795	12,491
UDR Inc.	2.950%	9/1/26	8,450	8,084
UDR Inc.	3.500%	7/1/27	3,000	3,001
UDR Inc.	3.500%	1/15/28	4,975	4,956
Ventas Realty LP	3.100%	1/15/23	14,975	14,965
Ventas Realty LP	3.125%	6/15/23	1,050	1,050
Ventas Realty LP	3.750%	5/1/24	2,000	2,054
Ventas Realty LP	3.500%	2/1/25	3,150	3,167
Ventas Realty LP	4.125%	1/15/26	1,015	1,058
Ventas Realty LP	3.250%	10/15/26	800	775
Ventas Realty LP	3.850%	4/1/27	3,875	3,946
Ventas Realty LP	5.700%	9/30/43	4,525	5,518
Ventas Realty LP	4.375%	2/1/45	6,730	6,915
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	550	560
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	5,675	5,691
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	4,825	5,122
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,892	1,983
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	10,463	10,573
VEREIT Operating Partnership LP	3.000%	2/6/19	750	753
VEREIT Operating Partnership LP	4.125%	6/1/21	700	727
VEREIT Operating Partnership LP	4.600%	2/6/24	5,375	5,657
VEREIT Operating Partnership LP	4.875%	6/1/26	7,615	8,043
VEREIT Operating Partnership LP	3.950%	8/15/27	12,000	11,844
Vornado Realty LP	5.000%	1/15/22	200	214
Vornado Realty LP	3.500%	1/15/25	4,000	3,989
Washington Prime Group LP	3.850%	4/1/20	4,525	4,560
Washington Prime Group LP	5.950%	8/15/24	1,700	1,740

49

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Washington REIT	4.950%	10/1/20	825	856
Washington REIT	3.950%	10/15/22	2,200	2,247
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,285
Weingarten Realty Investors	3.500%	4/15/23	3,925	3,947
Weingarten Realty Investors	4.450%	1/15/24	450	475
Welltower Inc.	4.125%	4/1/19	6,455	6,575
Welltower Inc.	4.950%	1/15/21	7,680	8,163
Welltower Inc.	5.250%	1/15/22	8,376	9,102
Welltower Inc.	3.750%	3/15/23	7,090	7,349
Welltower Inc.	4.500%	1/15/24	125	133
Welltower Inc.	4.000%	6/1/25	17,247	17,812
Welltower Inc.	4.250%	4/1/26	7,224	7,543
Welltower Inc.	6.500%	3/15/41	5,357	7,025
Welltower Inc.	5.125%	3/15/43	1,260	1,420
WP Carey Inc.	4.600%	4/1/24	6,201	6,483
WP Carey Inc.	4.000%	2/1/25	1,800	1,824
WP Carey Inc.	4.250%	10/1/26	3,500	3,576
				17,131,843
Industrial (17.1%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	6,880	7,182
Agrium Inc.	3.150%	10/1/22	3,821	3,862
Agrium Inc.	3.500%	6/1/23	15,685	16,007
Agrium Inc.	3.375%	3/15/25	7,125	7,148
Agrium Inc.	4.125%	3/15/35	6,750	6,953
Agrium Inc.	6.125%	1/15/41	7,356	9,301
Agrium Inc.	4.900%	6/1/43	3,425	3,818
Agrium Inc.	5.250%	1/15/45	19,267	22,436
Air Products & Chemicals Inc.	3.000%	11/3/21	4,425	4,493
Air Products & Chemicals Inc.	2.750%	2/3/23	7,145	7,150
Air Products & Chemicals Inc.	3.350%	7/31/24	6,300	6,451
Airgas Inc.	3.650%	7/15/24	6,925	7,197
Albemarle Corp.	4.150%	12/1/24	4,995	5,292
Albemarle Corp.	5.450%	12/1/44	5,500	6,499
Barrick Gold Corp.	5.250%	4/1/42	8,464	9,887
Barrick North America Finance LLC	4.400%	5/30/21	3,020	3,195
Barrick North America Finance LLC	5.700%	5/30/41	12,284	15,026
Barrick North America Finance LLC	5.750%	5/1/43	10,215	12,754
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	17,361	21,549
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	13,683	13,822
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	2,496	2,644
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	11,833	12,604
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	26,563	32,344
Braskem Finance Ltd.	6.450%	2/3/24	850	951
Cabot Corp.	3.700%	7/15/22	1,415	1,446
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	1,225	1,311
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,300	3,506
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	7,303	7,726
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	1,400	1,476
10 Celulosa Arauco y Constitucion SA	3.875%	11/2/27	12,000	11,874
10 Celulosa Arauco y Constitucion SA	5.500%	11/2/47	11,150	11,595
Domtar Corp.	6.750%	2/15/44	4,900	5,658
Dow Chemical Co.	8.550%	5/15/19	34,831	37,711
Dow Chemical Co.	4.250%	11/15/20	19,470	20,325
Dow Chemical Co.	4.125%	11/15/21	2,952	3,094
Dow Chemical Co.	3.000%	11/15/22	22,405	22,531
Dow Chemical Co.	3.500%	10/1/24	3,805	3,910
Dow Chemical Co.	7.375%	11/1/29	3,098	4,126
Dow Chemical Co.	4.250%	10/1/34	8,386	8,803
Dow Chemical Co.	9.400%	5/15/39	13,343	22,754
Dow Chemical Co.	5.250%	11/15/41	8,832	10,318
Dow Chemical Co.	4.375%	11/15/42	8,887	9,303
Dow Chemical Co.	4.625%	10/1/44	2,965	3,230

50

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eastman Chemical Co.	5.500%	11/15/19	4,771	5,032
Eastman Chemical Co.	2.700%	1/15/20	14,641	14,737
Eastman Chemical Co.	4.500%	1/15/21	53	55
Eastman Chemical Co.	3.600%	8/15/22	6,384	6,563
Eastman Chemical Co.	3.800%	3/15/25	2,664	2,769
Eastman Chemical Co.	4.800%	9/1/42	7,224	7,963
Eastman Chemical Co.	4.650%	10/15/44	4,675	5,055
Ecolab Inc.	2.000%	1/14/19	4,150	4,141
Ecolab Inc.	2.250%	1/12/20	3,243	3,235
Ecolab Inc.	4.350%	12/8/21	3,911	4,157
Ecolab Inc.	2.375%	8/10/22	11,695	11,539
Ecolab Inc.	3.250%	1/14/23	4,815	4,931
Ecolab Inc.	2.700%	11/1/26	6,349	6,085
10 Ecolab Inc.	3.250%	12/1/27	6,100	6,103
Ecolab Inc.	5.500%	12/8/41	1,322	1,653
10 Ecolab Inc.	3.950%	12/1/47	10,815	11,057
EI du Pont de Nemours & Co.	5.750%	3/15/19	150	156
EI du Pont de Nemours & Co.	4.625%	1/15/20	5,472	5,719
EI du Pont de Nemours & Co.	2.200%	5/1/20	8,083	8,069
EI du Pont de Nemours & Co.	3.625%	1/15/21	15,225	15,761
EI du Pont de Nemours & Co.	4.250%	4/1/21	3,705	3,905
EI du Pont de Nemours & Co.	2.800%	2/15/23	15,960	15,949
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,100	1,381
EI du Pont de Nemours & Co.	4.900%	1/15/41	8,168	9,303
EI du Pont de Nemours & Co.	4.150%	2/15/43	7,800	8,029
Fibria Overseas Finance Ltd.	5.250%	5/12/24	350	374
Fibria Overseas Finance Ltd.	4.000%	1/14/25	8,820	8,747
FMC Corp.	3.950%	2/1/22	1,675	1,724
FMC Corp.	4.100%	2/1/24	11,210	11,535
Georgia-Pacific LLC	8.000%	1/15/24	7,204	9,163
Georgia-Pacific LLC	7.375%	12/1/25	5,750	7,344
Georgia-Pacific LLC	7.750%	11/15/29	3,268	4,574
Georgia-Pacific LLC	8.875%	5/15/31	4,665	7,189
Goldcorp Inc.	3.625%	6/9/21	2,265	2,311
Goldcorp Inc.	3.700%	3/15/23	10,760	11,036
Goldcorp Inc.	5.450%	6/9/44	6,855	7,945
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,285	1,290
International Flavors & Fragrances Inc.	4.375%	6/1/47	6,575	6,959
International Paper Co.	7.500%	8/15/21	8,935	10,395
International Paper Co.	3.650%	6/15/24	7,610	7,869
International Paper Co.	3.800%	1/15/26	1,700	1,757
International Paper Co.	3.000%	2/15/27	19,256	18,664
International Paper Co.	5.000%	9/15/35	3,925	4,439
International Paper Co.	7.300%	11/15/39	4,493	6,276
International Paper Co.	6.000%	11/15/41	2,250	2,820
International Paper Co.	4.800%	6/15/44	15,037	16,360
International Paper Co.	5.150%	5/15/46	12,202	14,061
International Paper Co.	4.400%	8/15/47	14,584	15,322
International Paper Co.	4.350%	8/15/48	5,300	5,536
Lubrizol Corp.	6.500%	10/1/34	6,025	7,996
LYB International Finance BV	4.000%	7/15/23	3,799	3,979
LYB International Finance BV	5.250%	7/15/43	2,087	2,430
LYB International Finance BV	4.875%	3/15/44	14,570	15,893
LYB International Finance II BV	3.500%	3/2/27	10,870	10,884
LyondellBasell Industries NV	5.000%	4/15/19	11,691	12,002
LyondellBasell Industries NV	6.000%	11/15/21	19,000	21,121
LyondellBasell Industries NV	5.750%	4/15/24	6,600	7,491
LyondellBasell Industries NV	4.625%	2/26/55	12,152	12,505
Meadwestvaco Corp.	7.950%	2/15/31	5,268	7,274
Methanex Corp.	3.250%	12/15/19	7,850	7,873
Methanex Corp.	4.250%	12/1/24	365	369
Methanex Corp.	5.650%	12/1/44	3,760	3,885
Monsanto Co.	2.125%	7/15/19	4,400	4,379
Monsanto Co.	2.750%	7/15/21	13,760	13,781

51

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Monsanto Co.	2.200%	7/15/22	7,580	7,326
Monsanto Co.	3.375%	7/15/24	500	506
Monsanto Co.	2.850%	4/15/25	2,725	2,664
Monsanto Co.	5.500%	8/15/25	2,353	2,686
Monsanto Co.	4.200%	7/15/34	9,025	9,371
Monsanto Co.	3.600%	7/15/42	6,341	5,749
Monsanto Co.	4.650%	11/15/43	1,775	1,873
Monsanto Co.	3.950%	4/15/45	8,500	8,382
Monsanto Co.	4.700%	7/15/64	9,860	10,255
Mosaic Co.	3.750%	11/15/21	6,085	6,225
Mosaic Co.	3.250%	11/15/22	10,190	10,088
Mosaic Co.	4.250%	11/15/23	12,982	13,442
Mosaic Co.	4.050%	11/15/27	7,950	7,966
Mosaic Co.	5.450%	11/15/33	3,029	3,273
Mosaic Co.	4.875%	11/15/41	1,568	1,557
Mosaic Co.	5.625%	11/15/43	3,981	4,283
Newmont Mining Corp.	5.125%	10/1/19	2,045	2,130
Newmont Mining Corp.	3.500%	3/15/22	340	347
Newmont Mining Corp.	5.875%	4/1/35	2,155	2,611
Newmont Mining Corp.	6.250%	10/1/39	11,178	14,267
Newmont Mining Corp.	4.875%	3/15/42	9,108	10,002
Nucor Corp.	4.125%	9/15/22	382	403
Nucor Corp.	4.000%	8/1/23	11,195	11,751
Nucor Corp.	6.400%	12/1/37	10,438	13,882
Nucor Corp.	5.200%	8/1/43	13,225	15,934
Packaging Corp. of America	3.900%	6/15/22	6,015	6,250
Packaging Corp. of America	4.500%	11/1/23	18,982	20,415
Packaging Corp. of America	3.650%	9/15/24	4,882	5,000
Packaging Corp. of America	3.400%	12/15/27	4,000	4,009
Placer Dome Inc.	6.450%	10/15/35	2,175	2,757
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,441	1,515
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,003	7,320
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	5,375	5,501
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	9,096	8,869
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	6,050	6,271
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	725	885
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,743	5,689
PPG Industries Inc.	2.300%	11/15/19	10,123	10,120
PPG Industries Inc.	3.600%	11/15/20	4,850	4,990
Praxair Inc.	4.500%	8/15/19	2,540	2,633
Praxair Inc.	2.250%	9/24/20	1,700	1,696
Praxair Inc.	3.000%	9/1/21	5,870	5,967
Praxair Inc.	2.450%	2/15/22	20,415	20,459
Praxair Inc.	2.200%	8/15/22	5,969	5,893
Praxair Inc.	2.650%	2/5/25	4,675	4,620
Praxair Inc.	3.200%	1/30/26	4,850	4,981
Praxair Inc.	3.550%	11/7/42	2,200	2,209
Rayonier Inc.	3.750%	4/1/22	2,875	2,907
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,790	1,887
Rio Tinto Alcan Inc.	5.750%	6/1/35	9,604	11,638
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,315	4,527
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,739	5,964
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	41,215	43,168
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	7,209	9,506
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	13,156	15,987
Rio Tinto Finance USA plc	3.500%	3/22/22	903	932
Rio Tinto Finance USA plc	2.875%	8/21/22	1,693	1,702
Rio Tinto Finance USA plc	4.750%	3/22/42	4,618	5,337
Rio Tinto Finance USA plc	4.125%	8/21/42	9,370	10,074
Rohm & Haas Co.	7.850%	7/15/29	2,965	4,056
RPM International Inc.	6.125%	10/15/19	2,793	2,961
RPM International Inc.	3.450%	11/15/22	4,610	4,704
RPM International Inc.	3.750%	3/15/27	4,275	4,317
RPM International Inc.	5.250%	6/1/45	3,742	4,275

52

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
RPM International Inc.	4.250%	1/15/48	7,000	6,960
Sherwin-Williams Co.	7.250%	6/15/19	675	721
Sherwin-Williams Co.	2.250%	5/15/20	5,385	5,368
Sherwin-Williams Co.	4.200%	1/15/22	825	863
Sherwin-Williams Co.	2.750%	6/1/22	6,875	6,851
Sherwin-Williams Co.	3.125%	6/1/24	1,950	1,956
Sherwin-Williams Co.	3.450%	8/1/25	9,300	9,396
Sherwin-Williams Co.	3.950%	1/15/26	8,650	8,979
Sherwin-Williams Co.	3.450%	6/1/27	4,585	4,650
Sherwin-Williams Co.	4.000%	12/15/42	2,000	1,996
Sherwin-Williams Co.	4.550%	8/1/45	2,994	3,244
Sherwin-Williams Co.	4.500%	6/1/47	3,675	4,002
Southern Copper Corp.	5.375%	4/16/20	1,638	1,743
Southern Copper Corp.	3.500%	11/8/22	7,950	8,162
Southern Copper Corp.	3.875%	4/23/25	1,225	1,272
Southern Copper Corp.	7.500%	7/27/35	5,344	7,241
Southern Copper Corp.	6.750%	4/16/40	2,390	3,108
Southern Copper Corp.	5.250%	11/8/42	16,320	18,260
Southern Copper Corp.	5.875%	4/23/45	32,615	39,428
Syngenta Finance NV	3.125%	3/28/22	4,160	4,031
Syngenta Finance NV	4.375%	3/28/42	2,675	2,289
Vale Canada Ltd.	7.200%	9/15/32	1,475	1,698
Vale Overseas Ltd.	5.875%	6/10/21	44,350	48,397
Vale Overseas Ltd.	4.375%	1/11/22	24,375	25,228
Vale Overseas Ltd.	6.250%	8/10/26	11,600	13,441
Vale Overseas Ltd.	8.250%	1/17/34	2,312	3,061
Vale Overseas Ltd.	6.875%	11/21/36	14,434	17,700
Vale Overseas Ltd.	6.875%	11/10/39	13,864	16,949
Vale SA	5.625%	9/11/42	33,310	36,474
Westlake Chemical Corp.	4.625%	2/15/21	10,000	10,250
Westlake Chemical Corp.	3.600%	8/15/26	18,110	18,318
Westlake Chemical Corp.	5.000%	8/15/46	12,375	13,894
10 WestRock Co.	3.000%	9/15/24	4,000	3,946
10 WestRock Co.	3.375%	9/15/27	4,575	4,539
Westrock MWV LLC	8.200%	1/15/30	5,273	7,400
WestRock RKT Co.	4.450%	3/1/19	9,150	9,343
WestRock RKT Co.	3.500%	3/1/20	3,550	3,614
WestRock RKT Co.	4.900%	3/1/22	3,690	3,970
Weyerhaeuser Co.	7.375%	10/1/19	8,251	8,924
Weyerhaeuser Co.	4.700%	3/15/21	3,605	3,793
Weyerhaeuser Co.	4.625%	9/15/23	5,625	6,041
Weyerhaeuser Co.	8.500%	1/15/25	2,350	3,042
Weyerhaeuser Co.	7.375%	3/15/32	8,118	11,209
Weyerhaeuser Co.	6.875%	12/15/33	2,775	3,604
Yamana Gold Inc.	4.950%	7/15/24	2,105	2,197
10 Yamana Gold Inc.	4.625%	12/15/27	5,700	5,686
Capital Goods (1.4%)
3M Co.	2.000%	8/7/20	5,215	5,185
3M Co.	1.625%	9/19/21	2,600	2,521
3M Co.	2.250%	3/15/23	3,300	3,270
3M Co.	3.000%	8/7/25	2,350	2,378
3M Co.	2.250%	9/19/26	9,100	8,631
3M Co.	2.875%	10/15/27	7,000	6,960
3M Co.	3.125%	9/19/46	4,800	4,498
3M Co.	3.625%	10/15/47	6,000	6,155
ABB Finance USA Inc.	2.875%	5/8/22	3,678	3,740
ABB Finance USA Inc.	4.375%	5/8/42	1,678	1,799
Allegion US Holding Co. Inc.	3.200%	10/1/24	1,200	1,190
Allegion US Holding Co. Inc.	3.550%	10/1/27	4,710	4,632
Bemis Co. Inc.	3.100%	9/15/26	3,000	2,886
Boeing Capital Corp.	4.700%	10/27/19	6,025	6,296
Boeing Co.	6.000%	3/15/19	565	591
Boeing Co.	4.875%	2/15/20	14,065	14,857

53

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	1.650%	10/30/20	1,555	1,530
Boeing Co.	8.750%	8/15/21	1,260	1,528
Boeing Co.	2.350%	10/30/21	9,645	9,650
Boeing Co.	2.125%	3/1/22	3,575	3,545
Boeing Co.	1.875%	6/15/23	6,800	6,539
Boeing Co.	7.950%	8/15/24	1,173	1,529
Boeing Co.	2.850%	10/30/24	7,483	7,532
Boeing Co.	2.500%	3/1/25	2,831	2,757
Boeing Co.	7.250%	6/15/25	675	856
Boeing Co.	2.600%	10/30/25	3,300	3,237
Boeing Co.	2.250%	6/15/26	1,200	1,138
Boeing Co.	2.800%	3/1/27	2,950	2,923
Boeing Co.	8.750%	9/15/31	850	1,307
Boeing Co.	6.125%	2/15/33	4,497	5,997
Boeing Co.	3.300%	3/1/35	3,950	3,887
Boeing Co.	6.625%	2/15/38	2,505	3,545
Boeing Co.	6.875%	3/15/39	2,853	4,190
Boeing Co.	5.875%	2/15/40	3,762	5,001
Boeing Co.	3.375%	6/15/46	3,800	3,686
Boeing Co.	3.650%	3/1/47	1,150	1,155
Carlisle Cos. Inc.	3.750%	11/15/22	3,205	3,285
Carlisle Cos. Inc.	3.500%	12/1/24	1,700	1,709
Carlisle Cos. Inc.	3.750%	12/1/27	4,000	4,041
Caterpillar Financial Services Corp.	7.150%	2/15/19	20,019	21,121
Caterpillar Financial Services Corp.	1.350%	5/18/19	11,955	11,846
Caterpillar Financial Services Corp.	2.100%	6/9/19	8,475	8,479
Caterpillar Financial Services Corp.	2.000%	11/29/19	8,050	8,027
Caterpillar Financial Services Corp.	2.250%	12/1/19	4,740	4,746
Caterpillar Financial Services Corp.	2.100%	1/10/20	6,050	6,037
Caterpillar Financial Services Corp.	2.000%	3/5/20	4,060	4,040
Caterpillar Financial Services Corp.	1.850%	9/4/20	9,250	9,101
Caterpillar Financial Services Corp.	2.500%	11/13/20	2,950	2,959
Caterpillar Financial Services Corp.	1.700%	8/9/21	28,641	27,871
Caterpillar Financial Services Corp.	2.750%	8/20/21	3,400	3,423
Caterpillar Financial Services Corp.	1.931%	10/1/21	2,500	2,445
Caterpillar Financial Services Corp.	2.850%	6/1/22	825	834
Caterpillar Financial Services Corp.	2.400%	6/6/22	8,000	7,945
Caterpillar Financial Services Corp.	2.550%	11/29/22	7,400	7,361
Caterpillar Financial Services Corp.	3.750%	11/24/23	3,100	3,258
Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	2,054
Caterpillar Financial Services Corp.	3.250%	12/1/24	5,337	5,455
Caterpillar Financial Services Corp.	2.400%	8/9/26	3,450	3,303
Caterpillar Inc.	3.900%	5/27/21	12,416	13,010
Caterpillar Inc.	3.400%	5/15/24	19,741	20,450
Caterpillar Inc.	6.050%	8/15/36	8,917	11,944
Caterpillar Inc.	5.200%	5/27/41	9,050	11,353
Caterpillar Inc.	3.803%	8/15/42	25,045	26,702
Caterpillar Inc.	4.300%	5/15/44	10,053	11,556
Caterpillar Inc.	4.750%	5/15/64	3,550	4,166
CNH Industrial Capital LLC	4.375%	11/6/20	1,885	1,956
CNH Industrial Capital LLC	4.375%	4/5/22	2,250	2,332
CNH Industrial NV	3.850%	11/15/27	10,100	10,075
Crane Co.	4.450%	12/15/23	7,950	8,320
CRH America Inc.	5.750%	1/15/21	4,750	5,144
Deere & Co.	4.375%	10/16/19	7,297	7,573
Deere & Co.	2.600%	6/8/22	28,778	28,832
Deere & Co.	5.375%	10/16/29	10,467	12,671
Deere & Co.	8.100%	5/15/30	5,517	7,926
Deere & Co.	7.125%	3/3/31	525	725
Deere & Co.	3.900%	6/9/42	7,170	7,757
Dover Corp.	4.300%	3/1/21	200	211
Dover Corp.	3.150%	11/15/25	7,640	7,744
Dover Corp.	5.375%	10/15/35	2,650	3,196
Dover Corp.	6.600%	3/15/38	3,115	4,217

54

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dover Corp.	5.375%	3/1/41	4,109	5,039
Eaton Corp.	6.950%	3/20/19	50	53
Eaton Corp.	2.750%	11/2/22	19,054	19,075
Eaton Corp.	3.103%	9/15/27	10,000	9,822
Eaton Corp.	4.000%	11/2/32	9,479	9,851
Eaton Corp.	4.150%	11/2/42	612	635
Eaton Corp.	3.915%	9/15/47	3,975	3,962
Embraer Netherlands Finance BV	5.050%	6/15/25	8,450	8,975
Embraer Netherlands Finance BV	5.400%	2/1/27	7,300	7,873
10 Embraer Overseas Ltd.	5.696%	9/16/23	5,630	6,183
Embraer SA	5.150%	6/15/22	1,300	1,385
Emerson Electric Co.	4.875%	10/15/19	3,595	3,763
Emerson Electric Co.	4.250%	11/15/20	745	784
Emerson Electric Co.	2.625%	12/1/21	15,600	15,745
Emerson Electric Co.	2.625%	2/15/23	3,225	3,214
Emerson Electric Co.	3.150%	6/1/25	3,950	3,996
Emerson Electric Co.	6.000%	8/15/32	1,100	1,352
Exelis Inc.	5.550%	10/1/21	2,400	2,627
FLIR Systems Inc.	3.125%	6/15/21	1,600	1,607
Flowserve Corp.	3.500%	9/15/22	16,725	16,815
Flowserve Corp.	4.000%	11/15/23	4,225	4,321
Fortive Corp.	1.800%	6/15/19	1,300	1,291
Fortive Corp.	2.350%	6/15/21	9,795	9,681
Fortive Corp.	3.150%	6/15/26	5,865	5,833
Fortive Corp.	4.300%	6/15/46	9,425	10,047
Fortune Brands Home & Security Inc.	3.000%	6/15/20	1,930	1,947
Fortune Brands Home & Security Inc.	4.000%	6/15/25	4,750	4,954
General Dynamics Corp.	3.875%	7/15/21	5,819	6,089
General Dynamics Corp.	2.250%	11/15/22	9,975	9,819
General Dynamics Corp.	1.875%	8/15/23	10,490	10,023
General Dynamics Corp.	2.375%	11/15/24	13,750	13,416
General Dynamics Corp.	2.125%	8/15/26	4,800	4,495
General Dynamics Corp.	2.625%	11/15/27	8,100	7,825
General Dynamics Corp.	3.600%	11/15/42	3,943	3,992
General Electric Co.	6.000%	8/7/19	14,000	14,801
General Electric Co.	2.100%	12/11/19	1,341	1,339
General Electric Co.	5.500%	1/8/20	11,674	12,391
General Electric Co.	2.200%	1/9/20	15,031	14,978
General Electric Co.	5.550%	5/4/20	16,201	17,346
General Electric Co.	4.375%	9/16/20	18,108	19,000
General Electric Co.	4.625%	1/7/21	11,421	12,095
General Electric Co.	5.300%	2/11/21	10,828	11,646
General Electric Co.	4.650%	10/17/21	17,260	18,493
General Electric Co.	3.150%	9/7/22	4,743	4,818
General Electric Co.	2.700%	10/9/22	33,433	33,366
General Electric Co.	3.100%	1/9/23	18,545	18,817
General Electric Co.	3.375%	3/11/24	5,875	6,044
General Electric Co.	3.450%	5/15/24	5,055	5,211
General Electric Co.	6.750%	3/15/32	30,647	41,963
General Electric Co.	7.500%	8/21/35	100	141
General Electric Co.	6.150%	8/7/37	9,368	12,447
General Electric Co.	5.875%	1/14/38	31,938	41,200
General Electric Co.	6.875%	1/10/39	20,274	29,156
General Electric Co.	4.125%	10/9/42	24,074	25,229
General Electric Co.	4.500%	3/11/44	27,186	30,116
Harris Corp.	2.700%	4/27/20	2,540	2,547
Harris Corp.	4.400%	12/15/20	3,995	4,188
Harris Corp.	3.832%	4/27/25	9,780	10,113
Harris Corp.	4.854%	4/27/35	4,225	4,716
Harris Corp.	6.150%	12/15/40	7,628	9,579
Harris Corp.	5.054%	4/27/45	4,056	4,760
Hexcel Corp.	4.700%	8/15/25	1,400	1,497
Honeywell International Inc.	1.400%	10/30/19	7,600	7,518
Honeywell International Inc.	1.800%	10/30/19	10,250	10,198

55

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Honeywell International Inc.	4.250%	3/1/21	11,025	11,661
Honeywell International Inc.	1.850%	11/1/21	11,000	10,790
Honeywell International Inc.	3.350%	12/1/23	7,160	7,447
Honeywell International Inc.	2.500%	11/1/26	13,575	13,078
Honeywell International Inc.	5.700%	3/15/36	1,435	1,861
Honeywell International Inc.	5.700%	3/15/37	9,056	11,834
Honeywell International Inc.	5.375%	3/1/41	6,300	8,054
Hubbell Inc.	3.350%	3/1/26	4,851	4,901
Hubbell Inc.	3.150%	8/15/27	2,050	2,034
10 Huntington Ingalls Industries Inc.	3.483%	12/1/27	5,275	5,262
Illinois Tool Works Inc.	1.950%	3/1/19	4,000	3,991
Illinois Tool Works Inc.	6.250%	4/1/19	12,800	13,442
Illinois Tool Works Inc.	3.375%	9/15/21	3,365	3,450
Illinois Tool Works Inc.	3.500%	3/1/24	2,014	2,105
Illinois Tool Works Inc.	2.650%	11/15/26	20,990	20,462
Illinois Tool Works Inc.	4.875%	9/15/41	4,920	5,920
Illinois Tool Works Inc.	3.900%	9/1/42	18,209	19,362
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	5,000	5,026
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	11,625	12,342
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	3,850	4,838
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	3,900	3,902
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,840	2,931
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	5,200	5,768
John Deere Capital Corp.	1.950%	1/8/19	4,750	4,741
John Deere Capital Corp.	1.950%	3/4/19	10,200	10,194
John Deere Capital Corp.	2.250%	4/17/19	5,950	5,962
John Deere Capital Corp.	1.250%	10/9/19	15,100	14,865
John Deere Capital Corp.	1.700%	1/15/20	6,035	5,975
John Deere Capital Corp.	2.050%	3/10/20	4,875	4,858
John Deere Capital Corp.	2.200%	3/13/20	2,000	1,996
John Deere Capital Corp.	1.950%	6/22/20	1,675	1,661
John Deere Capital Corp.	2.375%	7/14/20	1,000	1,002
John Deere Capital Corp.	2.450%	9/11/20	3,500	3,505
John Deere Capital Corp.	2.550%	1/8/21	200	201
John Deere Capital Corp.	2.800%	3/4/21	6,800	6,871
John Deere Capital Corp.	3.900%	7/12/21	5,853	6,135
John Deere Capital Corp.	3.150%	10/15/21	7,849	8,039
John Deere Capital Corp.	2.650%	1/6/22	3,400	3,419
John Deere Capital Corp.	2.750%	3/15/22	1,645	1,652
John Deere Capital Corp.	2.150%	9/8/22	14,500	14,167
John Deere Capital Corp.	2.800%	1/27/23	6,060	6,079
John Deere Capital Corp.	2.800%	3/6/23	12,608	12,617
John Deere Capital Corp.	3.350%	6/12/24	17,650	18,172
John Deere Capital Corp.	2.650%	6/24/24	1,550	1,530
John Deere Capital Corp.	3.400%	9/11/25	2,710	2,794
John Deere Capital Corp.	2.650%	6/10/26	2,075	2,025
John Deere Capital Corp.	2.800%	9/8/27	7,200	7,053
Johnson Controls International plc	5.000%	3/30/20	16,517	17,412
Johnson Controls International plc	4.250%	3/1/21	750	785
Johnson Controls International plc	3.750%	12/1/21	50	52
Johnson Controls International plc	3.900%	2/14/26	11,677	12,210
Johnson Controls International plc	6.000%	1/15/36	1,970	2,449
Johnson Controls International plc	5.700%	3/1/41	1,300	1,526
Johnson Controls International plc	4.625%	7/2/44	1,422	1,566
Johnson Controls International plc	5.125%	9/14/45	7,197	8,487
Johnson Controls International plc	4.500%	2/15/47	5,250	5,696
Johnson Controls International plc	4.950%	7/2/64	3,770	4,168
Kennametal Inc.	2.650%	11/1/19	3,800	3,792
Kennametal Inc.	3.875%	2/15/22	2,575	2,595
L3 Technologies Inc.	5.200%	10/15/19	12,920	13,540
L3 Technologies Inc.	4.750%	7/15/20	11,839	12,450
L3 Technologies Inc.	4.950%	2/15/21	11,320	11,994
L3 Technologies Inc.	3.950%	5/28/24	3,218	3,344
L3 Technologies Inc.	3.850%	12/15/26	1,910	1,965

56

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lafarge SA	7.125%	7/15/36	4,850	6,354
Leggett & Platt Inc.	3.800%	11/15/24	4,600	4,682
Leggett & Platt Inc.	3.500%	11/15/27	14,100	13,955
Legrand France SA	8.500%	2/15/25	1,875	2,423
Lennox International Inc.	3.000%	11/15/23	1,000	989
Lockheed Martin Corp.	4.250%	11/15/19	6,681	6,933
Lockheed Martin Corp.	2.500%	11/23/20	12,855	12,952
Lockheed Martin Corp.	3.350%	9/15/21	15,428	15,858
Lockheed Martin Corp.	3.100%	1/15/23	8,160	8,288
Lockheed Martin Corp.	2.900%	3/1/25	2,652	2,639
Lockheed Martin Corp.	3.550%	1/15/26	21,358	22,169
Lockheed Martin Corp.	3.600%	3/1/35	7,485	7,500
Lockheed Martin Corp.	4.500%	5/15/36	4,820	5,390
Lockheed Martin Corp.	6.150%	9/1/36	16,874	22,290
Lockheed Martin Corp.	5.720%	6/1/40	5,260	6,715
Lockheed Martin Corp.	4.850%	9/15/41	5,872	6,686
Lockheed Martin Corp.	4.070%	12/15/42	2,850	2,995
Lockheed Martin Corp.	3.800%	3/1/45	2,957	2,980
Lockheed Martin Corp.	4.700%	5/15/46	18,782	21,831
Lockheed Martin Corp.	4.090%	9/15/52	6,561	6,869
Martin Marietta Materials Inc.	3.450%	6/1/27	6,400	6,317
Martin Marietta Materials Inc.	3.500%	12/15/27	5,500	5,458
Martin Marietta Materials Inc.	4.250%	12/15/47	10,000	9,894
Masco Corp.	4.450%	4/1/25	8,137	8,637
Masco Corp.	4.375%	4/1/26	2,469	2,607
Masco Corp.	3.500%	11/15/27	11,700	11,523
Masco Corp.	6.500%	8/15/32	27	33
Masco Corp.	4.500%	5/15/47	7,850	8,013
Mohawk Industries Inc.	3.850%	2/1/23	12,690	13,117
Northrop Grumman Corp.	5.050%	8/1/19	2,810	2,934
Northrop Grumman Corp.	2.080%	10/15/20	4,950	4,909
Northrop Grumman Corp.	3.500%	3/15/21	14,828	15,265
Northrop Grumman Corp.	2.550%	10/15/22	14,950	14,820
Northrop Grumman Corp.	3.250%	8/1/23	5,592	5,705
Northrop Grumman Corp.	2.930%	1/15/25	15,075	14,927
Northrop Grumman Corp.	3.200%	2/1/27	17,700	17,763
Northrop Grumman Corp.	3.250%	1/15/28	33,540	33,608
Northrop Grumman Corp.	5.050%	11/15/40	6,925	8,142
Northrop Grumman Corp.	4.750%	6/1/43	7,479	8,613
Northrop Grumman Corp.	3.850%	4/15/45	1,704	1,726
Northrop Grumman Corp.	4.030%	10/15/47	25,600	26,766
Northrop Grumman Systems Corp.	7.875%	3/1/26	2,475	3,227
Northrop Grumman Systems Corp.	7.750%	2/15/31	381	543
Owens Corning	4.200%	12/15/22	13,937	14,606
Owens Corning	4.200%	12/1/24	2,190	2,292
Owens Corning	3.400%	8/15/26	5,000	4,910
Owens Corning	7.000%	12/1/36	817	1,072
Owens Corning	4.300%	7/15/47	5,625	5,529
Parker-Hannifin Corp.	3.500%	9/15/22	3,800	3,921
Parker-Hannifin Corp.	3.300%	11/21/24	8,250	8,431
Parker-Hannifin Corp.	3.250%	3/1/27	9,415	9,493
Parker-Hannifin Corp.	4.200%	11/21/34	5,328	5,769
Parker-Hannifin Corp.	6.250%	5/15/38	4,563	6,027
Parker-Hannifin Corp.	4.450%	11/21/44	4,665	5,195
Parker-Hannifin Corp.	4.100%	3/1/47	5,125	5,495
Pentair Finance SA	2.650%	12/1/19	2,204	2,174
Precision Castparts Corp.	2.250%	6/15/20	4,880	4,888
Precision Castparts Corp.	2.500%	1/15/23	20,630	20,471
Precision Castparts Corp.	3.250%	6/15/25	11,482	11,746
Precision Castparts Corp.	4.200%	6/15/35	2,100	2,242
Precision Castparts Corp.	3.900%	1/15/43	6,700	6,936
Precision Castparts Corp.	4.375%	6/15/45	5,942	6,651
Raytheon Co.	4.400%	2/15/20	2,821	2,949
Raytheon Co.	3.125%	10/15/20	9,709	9,932

57

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Raytheon Co.	2.500%	12/15/22	12,903	12,852
Raytheon Co.	3.150%	12/15/24	4,625	4,719
Raytheon Co.	7.200%	8/15/27	4,810	6,404
Raytheon Co.	4.875%	10/15/40	1,540	1,851
Raytheon Co.	4.700%	12/15/41	7,700	9,075
Raytheon Co.	4.200%	12/15/44	2,400	2,681
Republic Services Inc.	5.500%	9/15/19	14,865	15,650
Republic Services Inc.	5.000%	3/1/20	7,410	7,801
Republic Services Inc.	5.250%	11/15/21	11,497	12,564
Republic Services Inc.	3.550%	6/1/22	5,493	5,659
Republic Services Inc.	4.750%	5/15/23	2,700	2,942
Republic Services Inc.	3.200%	3/15/25	7,100	7,130
Republic Services Inc.	2.900%	7/1/26	375	366
Republic Services Inc.	6.200%	3/1/40	6,273	8,164
Republic Services Inc.	5.700%	5/15/41	11,448	14,236
Rockwell Automation Inc.	2.050%	3/1/20	5,800	5,752
Rockwell Collins Inc.	1.950%	7/15/19	1,000	995
Rockwell Collins Inc.	5.250%	7/15/19	265	276
Rockwell Collins Inc.	3.100%	11/15/21	2,350	2,376
Rockwell Collins Inc.	2.800%	3/15/22	9,800	9,810
Rockwell Collins Inc.	3.200%	3/15/24	10,600	10,668
Rockwell Collins Inc.	3.500%	3/15/27	8,350	8,478
Rockwell Collins Inc.	4.800%	12/15/43	3,325	3,797
Rockwell Collins Inc.	4.350%	4/15/47	13,100	14,188
Roper Technologies Inc.	6.250%	9/1/19	3,210	3,411
Roper Technologies Inc.	3.000%	12/15/20	2,450	2,478
Roper Technologies Inc.	2.800%	12/15/21	6,625	6,629
Roper Technologies Inc.	3.125%	11/15/22	3,993	4,025
Roper Technologies Inc.	3.850%	12/15/25	1,200	1,239
Roper Technologies Inc.	3.800%	12/15/26	11,295	11,646
Snap-on Inc.	6.125%	9/1/21	3,700	4,166
Snap-on Inc.	3.250%	3/1/27	2,200	2,234
Sonoco Products Co.	5.750%	11/1/40	6,350	7,614
Spirit AeroSystems Inc.	5.250%	3/15/22	600	620
Spirit AeroSystems Inc.	3.850%	6/15/26	7,770	7,855
Stanley Black & Decker Inc.	2.451%	11/17/18	2,549	2,557
Stanley Black & Decker Inc.	3.400%	12/1/21	4,875	5,022
Stanley Black & Decker Inc.	2.900%	11/1/22	2,491	2,502
Stanley Black & Decker Inc.	5.200%	9/1/40	3,328	3,917
5 Stanley Black & Decker Inc.	5.750%	12/15/53	200	205
Textron Inc.	4.300%	3/1/24	3,725	3,949
Textron Inc.	3.875%	3/1/25	6,385	6,620
Textron Inc.	4.000%	3/15/26	6,700	6,983
Textron Inc.	3.650%	3/15/27	3,875	3,922
Textron Inc.	3.375%	3/1/28	4,200	4,172
The Timken Co.	3.875%	9/1/24	1,000	1,004
United Technologies Corp.	1.500%	11/1/19	7,900	7,807
United Technologies Corp.	4.500%	4/15/20	26,253	27,530
United Technologies Corp.	1.900%	5/4/20	15,700	15,540
United Technologies Corp.	1.950%	11/1/21	3,850	3,755
United Technologies Corp.	2.300%	5/4/22	400	395
United Technologies Corp.	3.100%	6/1/22	6,881	7,008
United Technologies Corp.	2.800%	5/4/24	13,500	13,395
United Technologies Corp.	2.650%	11/1/26	3,000	2,886
United Technologies Corp.	3.125%	5/4/27	6,850	6,839
United Technologies Corp.	6.700%	8/1/28	2,397	3,067
United Technologies Corp.	7.500%	9/15/29	4,596	6,324
United Technologies Corp.	5.400%	5/1/35	7,275	8,677
United Technologies Corp.	6.050%	6/1/36	8,412	10,793
United Technologies Corp.	6.125%	7/15/38	5,696	7,568
United Technologies Corp.	5.700%	4/15/40	10,830	13,782
United Technologies Corp.	4.500%	6/1/42	41,184	45,507
United Technologies Corp.	4.150%	5/15/45	9,425	10,010
United Technologies Corp.	3.750%	11/1/46	13,650	13,475

58

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	4.050%	5/4/47	3,075	3,219
Vulcan Materials Co.	4.500%	4/1/25	3,750	3,987
Vulcan Materials Co.	4.500%	6/15/47	8,975	9,146
Wabtec Corp.	3.450%	11/15/26	7,560	7,376
Waste Management Inc.	4.750%	6/30/20	10,314	10,923
Waste Management Inc.	4.600%	3/1/21	9,470	10,051
Waste Management Inc.	2.900%	9/15/22	250	252
Waste Management Inc.	2.400%	5/15/23	8,750	8,579
Waste Management Inc.	3.500%	5/15/24	3,250	3,366
Waste Management Inc.	3.125%	3/1/25	7,395	7,447
Waste Management Inc.	3.150%	11/15/27	12,853	12,794
Waste Management Inc.	3.900%	3/1/35	2,235	2,345
Waste Management Inc.	6.125%	11/30/39	575	756
Waste Management Inc.	4.100%	3/1/45	5,889	6,307
WW Grainger Inc.	4.600%	6/15/45	11,993	13,242
WW Grainger Inc.	3.750%	5/15/46	4,975	4,779
WW Grainger Inc.	4.200%	5/15/47	550	571
Xylem Inc.	4.875%	10/1/21	160	173
Xylem Inc.	3.250%	11/1/26	1,136	1,130
Xylem Inc.	4.375%	11/1/46	2,950	3,163
Communication (2.6%)
21st Century Fox America Inc.	6.900%	3/1/19	3,045	3,205
21st Century Fox America Inc.	5.650%	8/15/20	4,701	5,079
21st Century Fox America Inc.	4.500%	2/15/21	7,850	8,307
21st Century Fox America Inc.	3.000%	9/15/22	3,485	3,524
21st Century Fox America Inc.	3.700%	9/15/24	2,585	2,693
21st Century Fox America Inc.	3.700%	10/15/25	4,875	5,088
21st Century Fox America Inc.	3.375%	11/15/26	6,950	7,105
21st Century Fox America Inc.	6.550%	3/15/33	12,790	16,729
21st Century Fox America Inc.	6.200%	12/15/34	14,441	18,609
21st Century Fox America Inc.	6.400%	12/15/35	24,140	32,203
21st Century Fox America Inc.	8.150%	10/17/36	3,075	4,694
21st Century Fox America Inc.	6.150%	3/1/37	10,073	13,187
21st Century Fox America Inc.	6.650%	11/15/37	685	943
21st Century Fox America Inc.	6.900%	8/15/39	7,523	10,628
21st Century Fox America Inc.	6.150%	2/15/41	6,995	9,400
21st Century Fox America Inc.	5.400%	10/1/43	12,150	15,063
21st Century Fox America Inc.	4.750%	9/15/44	12,640	14,476
21st Century Fox America Inc.	4.950%	10/15/45	2,727	3,224
21st Century Fox America Inc.	7.750%	12/1/45	5,160	8,080
Activision Blizzard Inc.	2.300%	9/15/21	17,300	17,091
Activision Blizzard Inc.	2.600%	6/15/22	1,475	1,459
Activision Blizzard Inc.	3.400%	9/15/26	21,005	21,171
Activision Blizzard Inc.	3.400%	6/15/27	3,375	3,382
Activision Blizzard Inc.	4.500%	6/15/47	6,405	6,713
America Movil SAB de CV	5.000%	10/16/19	7,675	8,034
America Movil SAB de CV	5.000%	3/30/20	12,041	12,662
America Movil SAB de CV	3.125%	7/16/22	36,625	37,012
America Movil SAB de CV	6.375%	3/1/35	15,790	20,018
America Movil SAB de CV	6.125%	11/15/37	4,283	5,370
America Movil SAB de CV	6.125%	3/30/40	14,475	18,418
America Movil SAB de CV	4.375%	7/16/42	12,090	12,768
American Tower Corp.	3.400%	2/15/19	6,175	6,246
American Tower Corp.	2.800%	6/1/20	7,359	7,400
American Tower Corp.	5.050%	9/1/20	6,695	7,100
American Tower Corp.	3.300%	2/15/21	9,830	9,998
American Tower Corp.	3.450%	9/15/21	14,400	14,683
American Tower Corp.	5.900%	11/1/21	7,125	7,890
American Tower Corp.	2.250%	1/15/22	6,565	6,390
American Tower Corp.	3.500%	1/31/23	16,420	16,767
American Tower Corp.	5.000%	2/15/24	11,480	12,530
American Tower Corp.	4.000%	6/1/25	8,040	8,285
American Tower Corp.	4.400%	2/15/26	2,750	2,889

59

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Tower Corp.	3.375%	10/15/26	9,145	8,968
American Tower Corp.	3.125%	1/15/27	4,275	4,096
American Tower Corp.	3.550%	7/15/27	7,750	7,648
American Tower Corp.	3.600%	1/15/28	9,875	9,815
AT&T Corp.	8.250%	11/15/31	16,578	22,992
AT&T Inc.	5.800%	2/15/19	23,197	24,078
AT&T Inc.	2.300%	3/11/19	7,092	7,093
AT&T Inc.	5.875%	10/1/19	23,945	25,373
AT&T Inc.	5.200%	3/15/20	12,289	12,989
AT&T Inc.	2.450%	6/30/20	33,883	33,851
AT&T Inc.	4.600%	2/15/21	13,727	14,453
AT&T Inc.	5.000%	3/1/21	15,018	16,079
AT&T Inc.	4.450%	5/15/21	6,000	6,333
AT&T Inc.	3.875%	8/15/21	2,000	2,071
AT&T Inc.	3.000%	2/15/22	5,000	5,014
AT&T Inc.	3.200%	3/1/22	12,809	12,946
AT&T Inc.	3.800%	3/15/22	16,296	16,829
AT&T Inc.	3.000%	6/30/22	33,100	33,149
AT&T Inc.	2.850%	2/14/23	17,525	17,587
AT&T Inc.	3.600%	2/17/23	27,646	28,276
AT&T Inc.	3.800%	3/1/24	6,450	6,598
AT&T Inc.	4.450%	4/1/24	7,025	7,414
AT&T Inc.	3.400%	8/14/24	32,200	32,381
AT&T Inc.	3.950%	1/15/25	22,735	23,205
AT&T Inc.	3.400%	5/15/25	38,435	37,832
AT&T Inc.	4.125%	2/17/26	10,907	11,118
AT&T Inc.	4.250%	3/1/27	27,850	28,390
AT&T Inc.	3.900%	8/14/27	53,925	54,292
10 AT&T Inc.	4.100%	2/15/28	29,542	29,629
10 AT&T Inc.	4.300%	2/15/30	42,671	42,574
AT&T Inc.	4.500%	5/15/35	20,592	20,459
AT&T Inc.	5.250%	3/1/37	22,000	23,276
AT&T Inc.	4.900%	8/14/37	49,250	49,971
AT&T Inc.	6.350%	3/15/40	11,000	12,921
AT&T Inc.	6.000%	8/15/40	10,702	12,278
AT&T Inc.	5.350%	9/1/40	39,918	42,111
AT&T Inc.	6.375%	3/1/41	9,851	11,645
AT&T Inc.	5.550%	8/15/41	10,310	11,144
AT&T Inc.	5.150%	3/15/42	29,509	30,445
AT&T Inc.	4.300%	12/15/42	19,850	18,624
AT&T Inc.	4.800%	6/15/44	26,590	26,144
AT&T Inc.	4.350%	6/15/45	23,053	21,367
AT&T Inc.	4.750%	5/15/46	28,479	27,725
10 AT&T Inc.	5.150%	11/15/46	73,430	75,059
AT&T Inc.	5.450%	3/1/47	31,986	34,161
AT&T Inc.	4.500%	3/9/48	34,524	32,338
AT&T Inc.	4.550%	3/9/49	12,145	11,370
AT&T Inc.	5.150%	2/14/50	57,160	57,481
AT&T Inc.	5.700%	3/1/57	5,075	5,548
AT&T Inc.	5.300%	8/14/58	29,707	29,785
British Telecommunications plc	2.350%	2/14/19	7,825	7,834
British Telecommunications plc	9.125%	12/15/30	27,928	41,542
CBS Corp.	2.300%	8/15/19	6,610	6,613
CBS Corp.	4.300%	2/15/21	5,550	5,798
CBS Corp.	3.375%	3/1/22	7,037	7,149
CBS Corp.	2.500%	2/15/23	12,725	12,393
10 CBS Corp.	2.900%	6/1/23	3,825	3,758
CBS Corp.	3.700%	8/15/24	3,775	3,874
CBS Corp.	3.500%	1/15/25	3,753	3,764
CBS Corp.	4.000%	1/15/26	5,574	5,684
CBS Corp.	2.900%	1/15/27	12,800	11,987
CBS Corp.	3.375%	2/15/28	6,550	6,294
10 CBS Corp.	3.700%	6/1/28	6,300	6,206
CBS Corp.	7.875%	7/30/30	2,339	3,196

60

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBS Corp.	5.500%	5/15/33	668	734
CBS Corp.	5.900%	10/15/40	3,150	3,747
CBS Corp.	4.850%	7/1/42	9,711	10,208
CBS Corp.	4.900%	8/15/44	10,529	11,111
CBS Corp.	4.600%	1/15/45	6,725	6,805
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	11,201	11,560
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	23,880	24,312
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	31,555	32,846
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	49,485	52,341
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.750%	2/15/28	10,460	10,022
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.200%	3/15/28	13,650	13,546
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	21,349	25,017
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	36,643	42,844
Charter Communications Operating LLC / Charter
Communications Operating Capital	5.375%	5/1/47	26,175	26,997
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.834%	10/23/55	4,700	5,630
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,156	9,348
Comcast Corp.	5.700%	7/1/19	7,230	7,603
Comcast Corp.	5.150%	3/1/20	9,418	9,999
Comcast Corp.	1.625%	1/15/22	24	23
Comcast Corp.	3.125%	7/15/22	14,480	14,806
Comcast Corp.	2.850%	1/15/23	975	983
Comcast Corp.	2.750%	3/1/23	12,125	12,139
Comcast Corp.	3.000%	2/1/24	24,270	24,452
Comcast Corp.	3.600%	3/1/24	1,820	1,893
Comcast Corp.	3.375%	2/15/25	9,532	9,800
Comcast Corp.	3.375%	8/15/25	14,079	14,441
Comcast Corp.	3.150%	3/1/26	24,595	24,798
Comcast Corp.	2.350%	1/15/27	9,350	8,819
Comcast Corp.	3.300%	2/1/27	19,220	19,607
Comcast Corp.	3.150%	2/15/28	29,355	29,468
Comcast Corp.	4.250%	1/15/33	16,262	17,672
Comcast Corp.	7.050%	3/15/33	4,042	5,626
Comcast Corp.	4.200%	8/15/34	13,423	14,313
Comcast Corp.	5.650%	6/15/35	3,871	4,827
Comcast Corp.	4.400%	8/15/35	11,916	13,015
Comcast Corp.	6.500%	11/15/35	17,005	22,964
Comcast Corp.	3.200%	7/15/36	11,245	10,768
Comcast Corp.	6.450%	3/15/37	11,469	15,559
Comcast Corp.	6.950%	8/15/37	14,889	21,194
Comcast Corp.	6.400%	5/15/38	9,297	12,601
Comcast Corp.	6.400%	3/1/40	700	971
Comcast Corp.	4.650%	7/15/42	19,172	21,615
Comcast Corp.	4.500%	1/15/43	8,311	9,198
Comcast Corp.	4.750%	3/1/44	7,777	8,878
Comcast Corp.	4.600%	8/15/45	22,714	25,498
Comcast Corp.	3.400%	7/15/46	15,099	14,170
Comcast Corp.	4.000%	8/15/47	8,925	9,312
Comcast Corp.	3.969%	11/1/47	21,077	21,770
Comcast Corp.	3.999%	11/1/49	10,017	10,245
Comcast Corp.	4.049%	11/1/52	8,367	8,548
Crown Castle International Corp.	3.400%	2/15/21	14,850	15,152
Crown Castle International Corp.	2.250%	9/1/21	7,175	7,052
Crown Castle International Corp.	4.875%	4/15/22	6,800	7,304
Crown Castle International Corp.	5.250%	1/15/23	17,669	19,345
Crown Castle International Corp.	3.200%	9/1/24	12,075	11,914

61

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Crown Castle International Corp.	4.450%	2/15/26	19,135	20,085
Crown Castle International Corp.	3.700%	6/15/26	13,700	13,676
Crown Castle International Corp.	4.000%	3/1/27	5,900	6,025
Crown Castle International Corp.	3.650%	9/1/27	14,463	14,364
Crown Castle International Corp.	4.750%	5/15/47	2,850	2,997
Deutsche Telekom International Finance BV	6.000%	7/8/19	10,725	11,316
Deutsche Telekom International Finance BV	8.750%	6/15/30	43,683	65,286
Discovery Communications LLC	5.625%	8/15/19	4,175	4,380
Discovery Communications LLC	2.200%	9/20/19	5,112	5,089
Discovery Communications LLC	4.375%	6/15/21	4,925	5,145
Discovery Communications LLC	3.300%	5/15/22	5,310	5,356
Discovery Communications LLC	2.950%	3/20/23	10,950	10,817
Discovery Communications LLC	3.250%	4/1/23	2,500	2,484
Discovery Communications LLC	3.800%	3/13/24	5,000	5,070
Discovery Communications LLC	3.450%	3/15/25	7,080	6,949
Discovery Communications LLC	4.900%	3/11/26	13,965	14,880
Discovery Communications LLC	3.950%	3/20/28	17,800	17,630
Discovery Communications LLC	5.000%	9/20/37	13,837	14,287
Discovery Communications LLC	6.350%	6/1/40	4,295	5,043
Discovery Communications LLC	4.950%	5/15/42	7,221	7,187
Discovery Communications LLC	4.875%	4/1/43	10,148	10,121
Discovery Communications LLC	5.200%	9/20/47	12,950	13,567
Electronic Arts Inc.	3.700%	3/1/21	10,015	10,306
Electronic Arts Inc.	4.800%	3/1/26	4,040	4,430
Grupo Televisa SAB	6.625%	3/18/25	3,864	4,572
Grupo Televisa SAB	4.625%	1/30/26	2,725	2,887
Grupo Televisa SAB	8.500%	3/11/32	535	710
Grupo Televisa SAB	6.625%	1/15/40	6,368	7,825
Grupo Televisa SAB	5.000%	5/13/45	10,411	10,545
Grupo Televisa SAB	6.125%	1/31/46	13,167	15,534
Interpublic Group of Cos. Inc.	3.750%	2/15/23	5,475	5,623
Interpublic Group of Cos. Inc.	4.200%	4/15/24	14,565	15,282
Koninklijke KPN NV	8.375%	10/1/30	6,571	8,962
Moody's Corp.	2.750%	7/15/19	3,404	3,375
Moody's Corp.	5.500%	9/1/20	1,575	1,696
Moody's Corp.	2.750%	12/15/21	5,750	5,753
Moody's Corp.	4.500%	9/1/22	15,750	16,852
10 Moody's Corp.	2.625%	1/15/23	3,325	3,288
Moody's Corp.	4.875%	2/15/24	6,485	7,128
Moody's Corp.	5.250%	7/15/44	7,950	9,560
NBCUniversal Media LLC	5.150%	4/30/20	18,015	19,150
NBCUniversal Media LLC	4.375%	4/1/21	20,865	22,080
NBCUniversal Media LLC	2.875%	1/15/23	31,359	31,638
NBCUniversal Media LLC	6.400%	4/30/40	13,865	18,814
NBCUniversal Media LLC	5.950%	4/1/41	8,233	10,747
NBCUniversal Media LLC	4.450%	1/15/43	15,492	16,890
Omnicom Group Inc.	6.250%	7/15/19	670	709
Omnicom Group Inc.	4.450%	8/15/20	21,740	22,779
Omnicom Group Inc.	3.625%	5/1/22	18,393	18,988
Omnicom Group Inc.	3.650%	11/1/24	10,563	10,778
Omnicom Group Inc.	3.600%	4/15/26	8,535	8,630
Orange SA	2.750%	2/6/19	5,150	5,183
Orange SA	5.375%	7/8/19	9,559	9,979
Orange SA	1.625%	11/3/19	11,200	11,061
Orange SA	4.125%	9/14/21	24,345	25,756
Orange SA	9.000%	3/1/31	23,475	35,286
Orange SA	5.375%	1/13/42	18,955	22,485
Orange SA	5.500%	2/6/44	746	913
RELX Capital Inc.	3.125%	10/15/22	11,468	11,488
Rogers Communications Inc.	3.000%	3/15/23	7,150	7,155
Rogers Communications Inc.	4.100%	10/1/23	5,396	5,671
Rogers Communications Inc.	3.625%	12/15/25	3,990	4,073
Rogers Communications Inc.	2.900%	11/15/26	5,400	5,221
Rogers Communications Inc.	7.500%	8/15/38	1,258	1,773

62

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rogers Communications Inc.	4.500%	3/15/43	3,933	4,208
Rogers Communications Inc.	5.450%	10/1/43	1,100	1,328
Rogers Communications Inc.	5.000%	3/15/44	11,438	13,134
S&P Global Inc.	3.300%	8/14/20	6,875	7,003
S&P Global Inc.	4.000%	6/15/25	7,539	7,928
S&P Global Inc.	4.400%	2/15/26	12,475	13,450
S&P Global Inc.	2.950%	1/22/27	10,430	10,151
S&P Global Inc.	6.550%	11/15/37	6,315	8,358
Scripps Networks Interactive Inc.	2.750%	11/15/19	5,465	5,475
Scripps Networks Interactive Inc.	2.800%	6/15/20	5,375	5,365
Scripps Networks Interactive Inc.	3.500%	6/15/22	4,075	4,125
Scripps Networks Interactive Inc.	3.900%	11/15/24	7,425	7,584
Scripps Networks Interactive Inc.	3.950%	6/15/25	5,725	5,801
TCI Communications Inc.	7.875%	2/15/26	4,868	6,449
TCI Communications Inc.	7.125%	2/15/28	2,472	3,244
Telefonica Emisiones SAU	5.877%	7/15/19	9,533	10,020
Telefonica Emisiones SAU	5.134%	4/27/20	9,605	10,166
Telefonica Emisiones SAU	5.462%	2/16/21	17,154	18,554
Telefonica Emisiones SAU	4.570%	4/27/23	13,450	14,470
Telefonica Emisiones SAU	4.103%	3/8/27	12,040	12,410
Telefonica Emisiones SAU	7.045%	6/20/36	24,302	32,504
Telefonica Emisiones SAU	5.213%	3/8/47	25,485	28,853
Telefonica Europe BV	8.250%	9/15/30	9,627	13,535
TELUS Corp.	2.800%	2/16/27	7,350	6,982
Thomson Reuters Corp.	4.700%	10/15/19	1,850	1,922
Thomson Reuters Corp.	4.300%	11/23/23	9,533	10,073
Thomson Reuters Corp.	3.850%	9/29/24	7,150	7,366
Thomson Reuters Corp.	3.350%	5/15/26	5,200	5,157
Thomson Reuters Corp.	5.500%	8/15/35	8,250	9,416
Thomson Reuters Corp.	5.850%	4/15/40	6,170	7,478
Thomson Reuters Corp.	4.500%	5/23/43	1,825	1,874
Thomson Reuters Corp.	5.650%	11/23/43	9,650	11,614
Time Warner Cable LLC	8.750%	2/14/19	13,177	14,069
Time Warner Cable LLC	8.250%	4/1/19	12,951	13,842
Time Warner Cable LLC	5.000%	2/1/20	17,660	18,417
Time Warner Cable LLC	4.125%	2/15/21	2,887	2,975
Time Warner Cable LLC	4.000%	9/1/21	14,097	14,480
Time Warner Cable LLC	6.550%	5/1/37	13,223	15,447
Time Warner Cable LLC	7.300%	7/1/38	15,778	19,687
Time Warner Cable LLC	6.750%	6/15/39	17,126	20,450
Time Warner Cable LLC	5.875%	11/15/40	22,533	24,581
Time Warner Cable LLC	5.500%	9/1/41	10,125	10,568
Time Warner Cable LLC	4.500%	9/15/42	12,890	12,157
Time Warner Entertainment Co. LP	8.375%	7/15/33	6,988	9,623
Time Warner Inc.	2.100%	6/1/19	12,280	12,224
Time Warner Inc.	4.875%	3/15/20	17,005	17,860
Time Warner Inc.	4.700%	1/15/21	7,920	8,372
Time Warner Inc.	4.750%	3/29/21	15,340	16,311
Time Warner Inc.	4.000%	1/15/22	3,100	3,231
Time Warner Inc.	3.400%	6/15/22	3,695	3,768
Time Warner Inc.	4.050%	12/15/23	550	572
Time Warner Inc.	3.550%	6/1/24	7,250	7,361
Time Warner Inc.	3.600%	7/15/25	20,526	20,533
Time Warner Inc.	3.875%	1/15/26	17,050	17,298
Time Warner Inc.	3.800%	2/15/27	23,909	23,864
Time Warner Inc.	5.375%	10/15/41	5,055	5,584
Time Warner Inc.	4.900%	6/15/42	5,304	5,573
Time Warner Inc.	5.350%	12/15/43	7,935	8,788
Time Warner Inc.	4.650%	6/1/44	10,887	10,931
Verizon Communications Inc.	2.625%	2/21/20	11,710	11,801
Verizon Communications Inc.	3.450%	3/15/21	10,395	10,698
Verizon Communications Inc.	4.600%	4/1/21	14,650	15,586
Verizon Communications Inc.	1.750%	8/15/21	2,550	2,481
Verizon Communications Inc.	3.000%	11/1/21	13,914	14,077

63

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	3.500%	11/1/21	19,714	20,287
Verizon Communications Inc.	2.946%	3/15/22	34,110	34,312
Verizon Communications Inc.	3.125%	3/16/22	19,200	19,449
Verizon Communications Inc.	2.450%	11/1/22	15,825	15,559
Verizon Communications Inc.	5.150%	9/15/23	61,465	68,357
Verizon Communications Inc.	4.150%	3/15/24	19,560	20,592
Verizon Communications Inc.	3.500%	11/1/24	22,949	23,361
10 Verizon Communications Inc.	3.376%	2/15/25	41,853	41,958
Verizon Communications Inc.	2.625%	8/15/26	27,450	25,844
Verizon Communications Inc.	4.125%	3/16/27	42,250	44,093
Verizon Communications Inc.	4.500%	8/10/33	33,815	35,307
Verizon Communications Inc.	4.400%	11/1/34	39,288	40,019
Verizon Communications Inc.	4.272%	1/15/36	31,374	31,211
Verizon Communications Inc.	5.250%	3/16/37	41,647	45,780
Verizon Communications Inc.	4.812%	3/15/39	22,710	23,753
Verizon Communications Inc.	4.750%	11/1/41	12,209	12,465
Verizon Communications Inc.	3.850%	11/1/42	13,292	12,037
Verizon Communications Inc.	4.125%	8/15/46	24,007	22,188
Verizon Communications Inc.	4.862%	8/21/46	47,080	49,078
Verizon Communications Inc.	5.500%	3/16/47	15,100	17,207
Verizon Communications Inc.	4.522%	9/15/48	50,398	49,640
Verizon Communications Inc.	5.012%	4/15/49	47,857	50,176
Verizon Communications Inc.	5.012%	8/21/54	58,462	59,833
Verizon Communications Inc.	4.672%	3/15/55	57,371	55,335
Viacom Inc.	5.625%	9/15/19	12,625	13,214
Viacom Inc.	3.875%	12/15/21	4,908	4,998
Viacom Inc.	4.250%	9/1/23	15,301	15,535
Viacom Inc.	3.875%	4/1/24	9,662	9,630
Viacom Inc.	3.450%	10/4/26	8,825	8,378
Viacom Inc.	6.875%	4/30/36	9,214	10,545
Viacom Inc.	4.375%	3/15/43	24,278	20,922
Viacom Inc.	5.850%	9/1/43	6,365	6,586
Vodafone Group plc	5.450%	6/10/19	8,130	8,487
Vodafone Group plc	4.375%	3/16/21	5,025	5,309
Vodafone Group plc	2.500%	9/26/22	13,284	13,175
Vodafone Group plc	2.950%	2/19/23	17,745	17,842
Vodafone Group plc	7.875%	2/15/30	755	1,019
Vodafone Group plc	6.250%	11/30/32	7,500	9,167
Vodafone Group plc	6.150%	2/27/37	10,425	13,027
Vodafone Group plc	4.375%	2/19/43	24,924	25,542
Walt Disney Co.	1.650%	1/8/19	2,100	2,095
Walt Disney Co.	1.850%	5/30/19	9,705	9,672
Walt Disney Co.	0.875%	7/12/19	5,150	5,056
Walt Disney Co.	1.950%	3/4/20	5,525	5,506
Walt Disney Co.	1.800%	6/5/20	8,450	8,369
Walt Disney Co.	2.150%	9/17/20	4,000	3,997
Walt Disney Co.	2.300%	2/12/21	6,932	6,929
Walt Disney Co.	2.750%	8/16/21	9,293	9,407
Walt Disney Co.	2.550%	2/15/22	3,781	3,789
Walt Disney Co.	2.450%	3/4/22	3,200	3,196
Walt Disney Co.	2.350%	12/1/22	6,836	6,775
Walt Disney Co.	3.150%	9/17/25	5,400	5,483
Walt Disney Co.	3.000%	2/13/26	13,800	13,805
Walt Disney Co.	1.850%	7/30/26	17,400	15,916
Walt Disney Co.	2.950%	6/15/27	7,400	7,343
Walt Disney Co.	7.000%	3/1/32	2,843	3,964
Walt Disney Co.	4.375%	8/16/41	3,835	4,213
Walt Disney Co.	4.125%	12/1/41	12,700	13,671
Walt Disney Co.	3.700%	12/1/42	7,229	7,260
Walt Disney Co.	4.125%	6/1/44	7,001	7,533
Walt Disney Co.	3.000%	7/30/46	235	210
WPP Finance 2010	4.750%	11/21/21	14,509	15,502
WPP Finance 2010	3.625%	9/7/22	7,006	7,208
WPP Finance 2010	3.750%	9/19/24	6,415	6,539

64

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
WPP Finance 2010	5.125%	9/7/42	425	450
WPP Finance 2010	5.625%	11/15/43	7,350	8,539
Consumer Cyclical (2.1%)
Advance Auto Parts Inc.	4.500%	1/15/22	2,525	2,654
Advance Auto Parts Inc.	4.500%	12/1/23	4,771	5,009
Alibaba Group Holding Ltd.	2.500%	11/28/19	23,600	23,630
Alibaba Group Holding Ltd.	3.125%	11/28/21	7,440	7,555
Alibaba Group Holding Ltd.	2.800%	6/6/23	5,900	5,866
Alibaba Group Holding Ltd.	3.600%	11/28/24	13,719	14,233
Alibaba Group Holding Ltd.	3.400%	12/6/27	29,250	29,239
Alibaba Group Holding Ltd.	4.500%	11/28/34	7,010	7,697
Alibaba Group Holding Ltd.	4.000%	12/6/37	3,000	3,098
Alibaba Group Holding Ltd.	4.200%	12/6/47	9,800	10,203
Alibaba Group Holding Ltd.	4.400%	12/6/57	8,175	8,549
Amazon.com Inc.	2.600%	12/5/19	16,709	16,880
10 Amazon.com Inc.	1.900%	8/21/20	11,650	11,567
Amazon.com Inc.	3.300%	12/5/21	12,404	12,798
Amazon.com Inc.	2.500%	11/29/22	8,063	8,057
10 Amazon.com Inc.	2.400%	2/22/23	14,350	14,196
10 Amazon.com Inc.	2.800%	8/22/24	16,618	16,563
Amazon.com Inc.	3.800%	12/5/24	6,130	6,476
Amazon.com Inc.	5.200%	12/3/25	10,735	12,318
10 Amazon.com Inc.	3.150%	8/22/27	34,900	34,944
Amazon.com Inc.	4.800%	12/5/34	17,946	20,946
10 Amazon.com Inc.	3.875%	8/22/37	22,000	23,345
Amazon.com Inc.	4.950%	12/5/44	15,850	19,197
10 Amazon.com Inc.	4.050%	8/22/47	36,700	39,526
10 Amazon.com Inc.	4.250%	8/22/57	28,900	31,465
American Honda Finance Corp.	1.200%	7/12/19	8,485	8,363
American Honda Finance Corp.	2.250%	8/15/19	10,725	10,738
American Honda Finance Corp.	2.000%	11/13/19	11,050	11,013
American Honda Finance Corp.	2.000%	2/14/20	2,000	1,990
American Honda Finance Corp.	1.950%	7/20/20	6,500	6,443
American Honda Finance Corp.	2.450%	9/24/20	19,217	19,263
American Honda Finance Corp.	1.650%	7/12/21	9,850	9,601
American Honda Finance Corp.	1.700%	9/9/21	15,625	15,181
American Honda Finance Corp.	2.600%	11/16/22	5,825	5,830
American Honda Finance Corp.	2.900%	2/16/24	7,175	7,185
American Honda Finance Corp.	2.300%	9/9/26	3,950	3,724
Aptiv plc	3.150%	11/19/20	7,815	7,927
Aptiv plc	4.250%	1/15/26	9,325	9,889
Aptiv plc	4.400%	10/1/46	4,220	4,273
Automatic Data Processing Inc.	2.250%	9/15/20	10,161	10,177
Automatic Data Processing Inc.	3.375%	9/15/25	7,120	7,340
AutoNation Inc.	5.500%	2/1/20	2,376	2,508
AutoNation Inc.	3.350%	1/15/21	3,205	3,247
AutoNation Inc.	3.500%	11/15/24	4,800	4,746
AutoNation Inc.	4.500%	10/1/25	7,600	7,967
AutoNation Inc.	3.800%	11/15/27	3,685	3,643
AutoZone Inc.	2.500%	4/15/21	3,605	3,576
AutoZone Inc.	3.700%	4/15/22	9,236	9,500
AutoZone Inc.	2.875%	1/15/23	2,091	2,083
AutoZone Inc.	3.125%	7/15/23	375	377
AutoZone Inc.	3.250%	4/15/25	5,975	5,954
AutoZone Inc.	3.125%	4/21/26	4,410	4,290
AutoZone Inc.	3.750%	6/1/27	5,500	5,581
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,190	1,183
Bed Bath & Beyond Inc.	4.915%	8/1/34	3,650	3,297
Bed Bath & Beyond Inc.	5.165%	8/1/44	7,896	6,974
Best Buy Co. Inc.	5.500%	3/15/21	2,866	3,081
Block Financial LLC	4.125%	10/1/20	5,315	5,457
Block Financial LLC	5.500%	11/1/22	2,875	3,085
Block Financial LLC	5.250%	10/1/25	10,725	11,415

65

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BorgWarner Inc.	4.625%	9/15/20	1,000	1,052
BorgWarner Inc.	3.375%	3/15/25	1,000	1,006
BorgWarner Inc.	4.375%	3/15/45	5,615	5,770
Carnival Corp.	3.950%	10/15/20	4,050	4,215
Costco Wholesale Corp.	1.700%	12/15/19	8,168	8,110
Costco Wholesale Corp.	1.750%	2/15/20	5,425	5,365
Costco Wholesale Corp.	2.150%	5/18/21	6,955	6,913
Costco Wholesale Corp.	2.250%	2/15/22	4,200	4,139
Costco Wholesale Corp.	2.300%	5/18/22	11,701	11,588
Costco Wholesale Corp.	2.750%	5/18/24	15,525	15,494
Costco Wholesale Corp.	3.000%	5/18/27	13,318	13,324
Cummins Inc.	3.650%	10/1/23	4,425	4,658
Cummins Inc.	7.125%	3/1/28	1,250	1,639
Cummins Inc.	4.875%	10/1/43	5,850	6,916
CVS Health Corp.	2.250%	8/12/19	12,365	12,308
CVS Health Corp.	2.800%	7/20/20	26,225	26,335
CVS Health Corp.	2.125%	6/1/21	19,850	19,392
CVS Health Corp.	3.500%	7/20/22	16,250	16,493
CVS Health Corp.	2.750%	12/1/22	17,530	17,241
CVS Health Corp.	4.750%	12/1/22	5,000	5,344
CVS Health Corp.	4.000%	12/5/23	10,086	10,493
CVS Health Corp.	3.375%	8/12/24	13,185	13,208
CVS Health Corp.	3.875%	7/20/25	26,529	27,318
CVS Health Corp.	2.875%	6/1/26	18,550	17,797
CVS Health Corp.	4.875%	7/20/35	1,400	1,543
CVS Health Corp.	5.300%	12/5/43	11,635	13,516
CVS Health Corp.	5.125%	7/20/45	33,870	38,886
Daimler Finance North America LLC	8.500%	1/18/31	13,812	20,761
Darden Restaurants Inc.	3.850%	5/1/27	5,550	5,644
Darden Restaurants Inc.	6.800%	10/15/37	2,000	2,670
Delphi Corp.	4.150%	3/15/24	7,520	7,956
Dollar General Corp.	3.250%	4/15/23	10,170	10,301
Dollar General Corp.	4.150%	11/1/25	3,500	3,717
Dollar General Corp.	3.875%	4/15/27	3,650	3,809
DR Horton Inc.	3.750%	3/1/19	1,775	1,800
DR Horton Inc.	2.550%	12/1/20	2,500	2,496
DR Horton Inc.	4.375%	9/15/22	5,950	6,265
DR Horton Inc.	4.750%	2/15/23	3,318	3,544
DR Horton Inc.	5.750%	8/15/23	7,595	8,519
eBay Inc.	2.200%	8/1/19	11,255	11,244
eBay Inc.	2.150%	6/5/20	2,425	2,405
eBay Inc.	3.250%	10/15/20	5,330	5,434
eBay Inc.	2.875%	8/1/21	7,760	7,810
eBay Inc.	3.800%	3/9/22	5,838	6,052
eBay Inc.	2.600%	7/15/22	7,605	7,533
eBay Inc.	2.750%	1/30/23	6,050	5,986
eBay Inc.	3.450%	8/1/24	8,375	8,481
eBay Inc.	3.600%	6/5/27	8,625	8,547
eBay Inc.	4.000%	7/15/42	6,448	5,924
Expedia Inc.	5.950%	8/15/20	7,696	8,279
Expedia Inc.	4.500%	8/15/24	5,130	5,358
Expedia Inc.	5.000%	2/15/26	9,275	9,916
10 Expedia Inc.	3.800%	2/15/28	6,560	6,338
Ford Holdings LLC	9.300%	3/1/30	4,325	6,109
Ford Motor Co.	4.346%	12/8/26	12,700	13,236
Ford Motor Co.	6.625%	10/1/28	5,861	7,134
Ford Motor Co.	6.375%	2/1/29	6,944	8,120
Ford Motor Co.	7.450%	7/16/31	18,936	24,565
Ford Motor Co.	4.750%	1/15/43	7,890	7,976
Ford Motor Co.	7.400%	11/1/46	6,675	9,062
Ford Motor Co.	5.291%	12/8/46	16,700	18,098
Ford Motor Credit Co. LLC	2.943%	1/8/19	700	704
Ford Motor Credit Co. LLC	2.375%	3/12/19	24,025	24,025
Ford Motor Credit Co. LLC	2.262%	3/28/19	5,600	5,585

66

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	1.897%	8/12/19	10,750	10,648
Ford Motor Credit Co. LLC	2.597%	11/4/19	10,100	10,097
Ford Motor Credit Co. LLC	2.681%	1/9/20	18,700	18,726
Ford Motor Credit Co. LLC	8.125%	1/15/20	18,047	19,937
Ford Motor Credit Co. LLC	2.459%	3/27/20	2,002	1,995
Ford Motor Credit Co. LLC	3.157%	8/4/20	4,786	4,842
Ford Motor Credit Co. LLC	2.343%	11/2/20	14,800	14,649
Ford Motor Credit Co. LLC	3.200%	1/15/21	17,125	17,367
Ford Motor Credit Co. LLC	5.750%	2/1/21	20,700	22,429
Ford Motor Credit Co. LLC	3.336%	3/18/21	15,240	15,473
Ford Motor Credit Co. LLC	5.875%	8/2/21	21,636	23,700
Ford Motor Credit Co. LLC	3.219%	1/9/22	6,500	6,528
Ford Motor Credit Co. LLC	3.339%	3/28/22	7,325	7,411
Ford Motor Credit Co. LLC	2.979%	8/3/22	24,200	24,114
Ford Motor Credit Co. LLC	4.250%	9/20/22	7,690	8,050
Ford Motor Credit Co. LLC	3.096%	5/4/23	4,400	4,364
Ford Motor Credit Co. LLC	4.375%	8/6/23	15,020	15,774
Ford Motor Credit Co. LLC	3.810%	1/9/24	9,550	9,754
Ford Motor Credit Co. LLC	3.664%	9/8/24	4,775	4,823
Ford Motor Credit Co. LLC	4.134%	8/4/25	17,403	18,021
Ford Motor Credit Co. LLC	4.389%	1/8/26	10,152	10,623
Ford Motor Credit Co. LLC	3.815%	11/2/27	19,700	19,620
General Motors Co.	4.875%	10/2/23	16,853	18,184
General Motors Co.	4.000%	4/1/25	5,081	5,208
General Motors Co.	5.000%	4/1/35	12,140	12,884
General Motors Co.	6.600%	4/1/36	5,080	6,186
General Motors Co.	5.150%	4/1/38	1,700	1,812
General Motors Co.	6.250%	10/2/43	15,713	18,525
General Motors Co.	5.200%	4/1/45	14,237	14,929
General Motors Co.	6.750%	4/1/46	11,258	14,150
General Motors Co.	5.400%	4/1/48	9,156	9,987
General Motors Financial Co. Inc.	3.100%	1/15/19	17,850	17,963
General Motors Financial Co. Inc.	2.400%	5/9/19	11,429	11,428
General Motors Financial Co. Inc.	3.500%	7/10/19	11,434	11,603
General Motors Financial Co. Inc.	2.350%	10/4/19	8,504	8,476
General Motors Financial Co. Inc.	3.150%	1/15/20	10,175	10,275
General Motors Financial Co. Inc.	2.650%	4/13/20	17,000	16,993
General Motors Financial Co. Inc.	3.200%	7/13/20	38,220	38,647
General Motors Financial Co. Inc.	2.450%	11/6/20	27,900	27,665
General Motors Financial Co. Inc.	3.700%	11/24/20	15,702	16,083
General Motors Financial Co. Inc.	4.200%	3/1/21	9,675	10,048
General Motors Financial Co. Inc.	3.200%	7/6/21	18,181	18,354
General Motors Financial Co. Inc.	4.375%	9/25/21	6,140	6,431
General Motors Financial Co. Inc.	3.450%	1/14/22	6,239	6,311
General Motors Financial Co. Inc.	3.450%	4/10/22	13,644	13,821
General Motors Financial Co. Inc.	3.150%	6/30/22	8,615	8,603
General Motors Financial Co. Inc.	3.700%	5/9/23	15,825	16,147
General Motors Financial Co. Inc.	4.250%	5/15/23	9,132	9,522
General Motors Financial Co. Inc.	3.950%	4/13/24	13,800	14,191
General Motors Financial Co. Inc.	3.500%	11/7/24	20,900	20,768
General Motors Financial Co. Inc.	4.000%	1/15/25	9,650	9,909
General Motors Financial Co. Inc.	4.300%	7/13/25	9,169	9,543
General Motors Financial Co. Inc.	5.250%	3/1/26	5,939	6,514
General Motors Financial Co. Inc.	4.000%	10/6/26	9,520	9,650
General Motors Financial Co. Inc.	4.350%	1/17/27	15,467	16,083
Harley-Davidson Inc.	3.500%	7/28/25	5,425	5,536
Harley-Davidson Inc.	4.625%	7/28/45	5,410	5,862
Harman International Industries Inc.	4.150%	5/15/25	4,125	4,291
Home Depot Inc.	2.000%	6/15/19	10,775	10,779
Home Depot Inc.	1.800%	6/5/20	15,000	14,877
Home Depot Inc.	3.950%	9/15/20	5,225	5,449
Home Depot Inc.	2.000%	4/1/21	9,409	9,305
Home Depot Inc.	4.400%	4/1/21	34,173	36,211
Home Depot Inc.	2.625%	6/1/22	17,500	17,587

67

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Home Depot Inc.	2.700%	4/1/23	3,715	3,743
Home Depot Inc.	3.750%	2/15/24	10,873	11,460
Home Depot Inc.	3.350%	9/15/25	3,705	3,818
Home Depot Inc.	3.000%	4/1/26	10,750	10,754
Home Depot Inc.	2.125%	9/15/26	7,800	7,290
Home Depot Inc.	2.800%	9/14/27	17,300	16,990
Home Depot Inc.	5.875%	12/16/36	32,488	44,076
Home Depot Inc.	5.400%	9/15/40	5,668	7,256
Home Depot Inc.	5.950%	4/1/41	11,703	15,666
Home Depot Inc.	4.200%	4/1/43	16,350	17,929
Home Depot Inc.	4.875%	2/15/44	11,649	13,921
Home Depot Inc.	4.400%	3/15/45	5,717	6,470
Home Depot Inc.	4.250%	4/1/46	13,308	14,850
Home Depot Inc.	3.900%	6/15/47	6,150	6,468
Home Depot Inc.	3.500%	9/15/56	7,875	7,547
Hyatt Hotels Corp.	5.375%	8/15/21	1,347	1,449
Hyatt Hotels Corp.	3.375%	7/15/23	3,446	3,516
Hyatt Hotels Corp.	4.850%	3/15/26	900	980
JD.com Inc.	3.875%	4/29/26	5,620	5,640
Kohl's Corp.	4.000%	11/1/21	7,655	7,872
Kohl's Corp.	3.250%	2/1/23	1,018	1,009
Kohl's Corp.	4.750%	12/15/23	2,113	2,229
Kohl's Corp.	4.250%	7/17/25	6,875	6,997
Kohl's Corp.	5.550%	7/17/45	3,865	3,778
Lear Corp.	5.250%	1/15/25	6,962	7,397
Lear Corp.	3.800%	9/15/27	4,500	4,483
Lowe's Cos. Inc.	1.150%	4/15/19	4,800	4,748
Lowe's Cos. Inc.	4.625%	4/15/20	350	364
Lowe's Cos. Inc.	3.750%	4/15/21	2,012	2,087
Lowe's Cos. Inc.	3.800%	11/15/21	2,350	2,458
Lowe's Cos. Inc.	3.120%	4/15/22	9,061	9,230
Lowe's Cos. Inc.	3.875%	9/15/23	14,494	15,274
Lowe's Cos. Inc.	3.125%	9/15/24	12,869	13,048
Lowe's Cos. Inc.	3.375%	9/15/25	11,425	11,745
Lowe's Cos. Inc.	2.500%	4/15/26	12,033	11,514
Lowe's Cos. Inc.	3.100%	5/3/27	15,190	15,245
Lowe's Cos. Inc.	6.500%	3/15/29	1,099	1,410
Lowe's Cos. Inc.	4.650%	4/15/42	17,239	19,687
Lowe's Cos. Inc.	4.250%	9/15/44	3,555	3,876
Lowe's Cos. Inc.	4.375%	9/15/45	9,975	10,946
Lowe's Cos. Inc.	3.700%	4/15/46	15,896	15,942
Lowe's Cos. Inc.	4.050%	5/3/47	15,775	16,807
Macy's Retail Holdings Inc.	3.450%	1/15/21	2,735	2,748
Macy's Retail Holdings Inc.	3.875%	1/15/22	1,068	1,076
Macy's Retail Holdings Inc.	2.875%	2/15/23	13,775	12,879
Macy's Retail Holdings Inc.	4.375%	9/1/23	3,410	3,439
Macy's Retail Holdings Inc.	3.625%	6/1/24	1,375	1,324
Macy's Retail Holdings Inc.	6.650%	7/15/24	105	115
Macy's Retail Holdings Inc.	6.900%	4/1/29	14,490	15,307
Macy's Retail Holdings Inc.	4.500%	12/15/34	7,107	6,068
Macy's Retail Holdings Inc.	6.375%	3/15/37	4,245	4,326
Magna International Inc.	3.625%	6/15/24	7,277	7,510
Magna International Inc.	4.150%	10/1/25	1,518	1,616
Marriott International Inc.	3.000%	3/1/19	2,871	2,888
Marriott International Inc.	3.375%	10/15/20	9,058	9,236
Marriott International Inc.	2.875%	3/1/21	4,550	4,581
Marriott International Inc.	3.125%	10/15/21	3,992	4,038
Marriott International Inc.	2.300%	1/15/22	3,250	3,193
Marriott International Inc.	3.250%	9/15/22	3,000	3,044
Marriott International Inc.	3.750%	3/15/25	4,800	4,930
Marriott International Inc.	3.750%	10/1/25	4,460	4,585
Marriott International Inc.	3.125%	6/15/26	7,130	7,010
Mastercard Inc.	2.000%	4/1/19	7,275	7,268
Mastercard Inc.	2.000%	11/21/21	5,250	5,168

68

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mastercard Inc.	3.375%	4/1/24	9,890	10,263
Mastercard Inc.	2.950%	11/21/26	8,340	8,337
Mastercard Inc.	3.800%	11/21/46	5,240	5,560
McDonald's Corp.	5.000%	2/1/19	4,565	4,697
McDonald's Corp.	1.875%	5/29/19	6,860	6,837
McDonald's Corp.	3.500%	7/15/20	115	118
McDonald's Corp.	2.750%	12/9/20	6,468	6,534
McDonald's Corp.	3.625%	5/20/21	1,370	1,419
McDonald's Corp.	2.625%	1/15/22	13,937	13,942
McDonald's Corp.	3.250%	6/10/24	25	25
McDonald's Corp.	3.375%	5/26/25	8,540	8,737
McDonald's Corp.	3.700%	1/30/26	17,879	18,634
McDonald's Corp.	3.500%	3/1/27	10,250	10,563
McDonald's Corp.	4.700%	12/9/35	11,098	12,600
McDonald's Corp.	6.300%	10/15/37	4,681	6,209
McDonald's Corp.	6.300%	3/1/38	11,103	14,754
McDonald's Corp.	5.700%	2/1/39	10,552	13,135
McDonald's Corp.	3.700%	2/15/42	6,639	6,479
McDonald's Corp.	3.625%	5/1/43	5,133	4,856
McDonald's Corp.	4.600%	5/26/45	6,269	6,921
McDonald's Corp.	4.875%	12/9/45	18,025	20,885
McDonald's Corp.	4.450%	3/1/47	5,950	6,469
NIKE Inc.	2.250%	5/1/23	430	427
NIKE Inc.	2.375%	11/1/26	13,470	12,806
NIKE Inc.	3.625%	5/1/43	5,218	5,228
NIKE Inc.	3.875%	11/1/45	13,344	13,929
NIKE Inc.	3.375%	11/1/46	4,000	3,844
Nordstrom Inc.	4.750%	5/1/20	4,500	4,688
Nordstrom Inc.	4.000%	10/15/21	9,666	9,941
Nordstrom Inc.	4.000%	3/15/27	6,250	6,186
Nordstrom Inc.	6.950%	3/15/28	1,250	1,410
Nordstrom Inc.	5.000%	1/15/44	10,632	10,180
NVR Inc.	3.950%	9/15/22	7,861	8,226
O'Reilly Automotive Inc.	4.875%	1/14/21	900	952
O'Reilly Automotive Inc.	4.625%	9/15/21	5,393	5,728
O'Reilly Automotive Inc.	3.800%	9/1/22	3,941	4,116
O'Reilly Automotive Inc.	3.850%	6/15/23	6,625	6,932
O'Reilly Automotive Inc.	3.550%	3/15/26	2,075	2,089
O'Reilly Automotive Inc.	3.600%	9/1/27	8,950	8,961
PACCAR Financial Corp.	1.300%	5/10/19	6,400	6,331
PACCAR Financial Corp.	2.200%	9/15/19	2,350	2,353
PACCAR Financial Corp.	2.500%	8/14/20	3,200	3,217
PACCAR Financial Corp.	2.050%	11/13/20	5,450	5,395
PACCAR Financial Corp.	2.250%	2/25/21	3,000	2,982
PACCAR Financial Corp.	2.300%	8/10/22	4,875	4,801
Priceline Group Inc.	2.750%	3/15/23	6,300	6,208
Priceline Group Inc.	3.650%	3/15/25	3,625	3,667
Priceline Group Inc.	3.600%	6/1/26	21,255	21,340
Priceline Group Inc.	3.550%	3/15/28	6,850	6,778
QVC Inc.	3.125%	4/1/19	3,165	3,180
QVC Inc.	5.125%	7/2/22	2,275	2,403
QVC Inc.	4.375%	3/15/23	1,776	1,816
QVC Inc.	4.850%	4/1/24	6,763	7,076
QVC Inc.	4.450%	2/15/25	850	869
QVC Inc.	5.450%	8/15/34	2,950	2,962
QVC Inc.	5.950%	3/15/43	4,423	4,409
Ralph Lauren Corp.	2.625%	8/18/20	3,000	3,013
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	2,550	2,550
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	4,500	4,939
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	7,300	7,218
Starbucks Corp.	2.200%	11/22/20	4,000	3,999
Starbucks Corp.	2.100%	2/4/21	6,620	6,572
Starbucks Corp.	2.700%	6/15/22	3,675	3,699
Starbucks Corp.	3.850%	10/1/23	3,380	3,585

69

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Starbucks Corp.	2.450%	6/15/26	11,100	10,636
Starbucks Corp.	4.300%	6/15/45	3,631	4,002
Starbucks Corp.	3.750%	12/1/47	5,475	5,550
Tapestry Inc.	3.000%	7/15/22	3,700	3,665
Tapestry Inc.	4.250%	4/1/25	5,125	5,236
Tapestry Inc.	4.125%	7/15/27	6,775	6,780
Target Corp.	2.300%	6/26/19	9,965	9,993
Target Corp.	3.875%	7/15/20	775	807
Target Corp.	2.900%	1/15/22	7,417	7,526
Target Corp.	3.500%	7/1/24	13,995	14,561
Target Corp.	2.500%	4/15/26	7,358	7,061
Target Corp.	6.350%	11/1/32	5,366	6,903
Target Corp.	6.500%	10/15/37	5,137	7,016
Target Corp.	7.000%	1/15/38	5,120	7,437
Target Corp.	4.000%	7/1/42	15,183	15,583
Target Corp.	3.625%	4/15/46	9,825	9,539
Target Corp.	3.900%	11/15/47	15,075	15,277
TJX Cos. Inc.	2.750%	6/15/21	8,570	8,673
TJX Cos. Inc.	2.500%	5/15/23	2,650	2,601
TJX Cos. Inc.	2.250%	9/15/26	17,340	16,268
Toyota Motor Credit Corp.	1.700%	1/9/19	7,800	7,769
Toyota Motor Credit Corp.	2.100%	1/17/19	10,225	10,232
Toyota Motor Credit Corp.	1.700%	2/19/19	13,820	13,770
Toyota Motor Credit Corp.	1.400%	5/20/19	14,250	14,110
Toyota Motor Credit Corp.	2.125%	7/18/19	14,635	14,640
Toyota Motor Credit Corp.	1.550%	10/18/19	1,700	1,684
Toyota Motor Credit Corp.	2.150%	3/12/20	18,750	18,714
Toyota Motor Credit Corp.	1.950%	4/17/20	7,650	7,599
Toyota Motor Credit Corp.	4.500%	6/17/20	8,010	8,430
Toyota Motor Credit Corp.	4.250%	1/11/21	2,575	2,713
Toyota Motor Credit Corp.	1.900%	4/8/21	16,200	15,936
Toyota Motor Credit Corp.	2.750%	5/17/21	7,275	7,354
Toyota Motor Credit Corp.	3.400%	9/15/21	10,556	10,911
Toyota Motor Credit Corp.	2.600%	1/11/22	11,850	11,890
Toyota Motor Credit Corp.	3.300%	1/12/22	15,961	16,433
Toyota Motor Credit Corp.	2.800%	7/13/22	3,283	3,316
Toyota Motor Credit Corp.	2.150%	9/8/22	15,700	15,430
Toyota Motor Credit Corp.	2.625%	1/10/23	8,675	8,672
Toyota Motor Credit Corp.	2.250%	10/18/23	5,000	4,882
Toyota Motor Credit Corp.	2.900%	4/17/24	5,200	5,249
Toyota Motor Credit Corp.	3.200%	1/11/27	7,659	7,764
VF Corp.	3.500%	9/1/21	5,550	5,714
VF Corp.	6.450%	11/1/37	5,169	6,762
Visa Inc.	2.200%	12/14/20	33,030	33,012
Visa Inc.	2.150%	9/15/22	5,979	5,885
Visa Inc.	2.800%	12/14/22	31,850	32,270
Visa Inc.	3.150%	12/14/25	52,452	53,562
Visa Inc.	2.750%	9/15/27	6,528	6,438
Visa Inc.	4.150%	12/14/35	15,917	17,662
Visa Inc.	4.300%	12/14/45	38,195	43,443
Visa Inc.	3.650%	9/15/47	7,325	7,481
Wal-Mart Stores Inc.	1.750%	10/9/19	18,940	18,873
Wal-Mart Stores Inc.	3.250%	10/25/20	28,261	29,120
Wal-Mart Stores Inc.	1.900%	12/15/20	43,150	42,868
Wal-Mart Stores Inc.	4.250%	4/15/21	4,919	5,228
Wal-Mart Stores Inc.	2.350%	12/15/22	28,650	28,496
Wal-Mart Stores Inc.	2.550%	4/11/23	23,685	23,761
Wal-Mart Stores Inc.	3.300%	4/22/24	18,173	18,849
Wal-Mart Stores Inc.	2.650%	12/15/24	24,255	24,231
Wal-Mart Stores Inc.	5.875%	4/5/27	20,530	25,504
Wal-Mart Stores Inc.	7.550%	2/15/30	11,255	16,233
Wal-Mart Stores Inc.	5.250%	9/1/35	18,239	23,015
Wal-Mart Stores Inc.	6.200%	4/15/38	11,619	16,392
Wal-Mart Stores Inc.	5.625%	4/1/40	7,200	9,708

70

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	4.875%	7/8/40	7,075	8,741
Wal-Mart Stores Inc.	5.000%	10/25/40	6,255	7,841
Wal-Mart Stores Inc.	5.625%	4/15/41	17,986	24,479
Wal-Mart Stores Inc.	4.000%	4/11/43	11,222	12,330
Wal-Mart Stores Inc.	4.750%	10/2/43	13,942	17,170
Wal-Mart Stores Inc.	4.300%	4/22/44	7,532	8,785
Wal-Mart Stores Inc.	3.625%	12/15/47	9,515	9,981
Walgreen Co.	5.250%	1/15/19	3,862	3,969
Walgreen Co.	3.100%	9/15/22	12,722	12,774
Walgreen Co.	4.400%	9/15/42	7,750	7,839
Walgreens Boots Alliance Inc.	2.700%	11/18/19	13,380	13,464
Walgreens Boots Alliance Inc.	3.300%	11/18/21	12,635	12,844
Walgreens Boots Alliance Inc.	3.800%	11/18/24	24,176	24,697
Walgreens Boots Alliance Inc.	3.450%	6/1/26	30,800	30,457
Walgreens Boots Alliance Inc.	4.500%	11/18/34	3,290	3,435
Walgreens Boots Alliance Inc.	4.800%	11/18/44	14,974	16,050
Walgreens Boots Alliance Inc.	4.650%	6/1/46	15,425	16,243
Western Union Co.	5.253%	4/1/20	4,026	4,243
Western Union Co.	3.600%	3/15/22	11,700	11,996
Western Union Co.	6.200%	11/17/36	3,623	3,903
Western Union Co.	6.200%	6/21/40	3,400	3,626
Wyndham Worldwide Corp.	4.250%	3/1/22	13,648	13,885
Wyndham Worldwide Corp.	3.900%	3/1/23	2,225	2,205
Wyndham Worldwide Corp.	5.100%	10/1/25	2,516	2,652
Wyndham Worldwide Corp.	4.500%	4/1/27	1,600	1,628
Consumer Noncyclical (4.4%)
Abbott Laboratories	5.125%	4/1/19	14,846	15,368
Abbott Laboratories	2.350%	11/22/19	31,475	31,525
Abbott Laboratories	2.000%	3/15/20	7,250	7,188
Abbott Laboratories	4.125%	5/27/20	9,743	10,103
Abbott Laboratories	2.800%	9/15/20	5,650	5,673
Abbott Laboratories	2.900%	11/30/21	32,425	32,766
Abbott Laboratories	2.550%	3/15/22	7,050	6,979
Abbott Laboratories	3.250%	4/15/23	9,425	9,537
Abbott Laboratories	3.400%	11/30/23	25,000	25,436
Abbott Laboratories	2.950%	3/15/25	4,175	4,110
Abbott Laboratories	3.875%	9/15/25	3,575	3,708
Abbott Laboratories	3.750%	11/30/26	40,480	41,577
Abbott Laboratories	4.750%	11/30/36	22,110	24,848
Abbott Laboratories	6.150%	11/30/37	5,641	7,112
Abbott Laboratories	6.000%	4/1/39	1,425	1,787
Abbott Laboratories	5.300%	5/27/40	2,603	3,019
Abbott Laboratories	4.750%	4/15/43	8,275	9,195
Abbott Laboratories	4.900%	11/30/46	40,660	46,411
AbbVie Inc.	2.500%	5/14/20	39,568	39,659
AbbVie Inc.	2.300%	5/14/21	10,085	10,012
AbbVie Inc.	2.900%	11/6/22	24,150	24,220
AbbVie Inc.	3.200%	11/6/22	24,842	25,227
AbbVie Inc.	2.850%	5/14/23	16,975	16,937
AbbVie Inc.	3.600%	5/14/25	39,715	40,816
AbbVie Inc.	3.200%	5/14/26	21,492	21,422
AbbVie Inc.	4.500%	5/14/35	23,258	25,551
AbbVie Inc.	4.300%	5/14/36	11,081	11,863
AbbVie Inc.	4.400%	11/6/42	29,888	32,034
AbbVie Inc.	4.700%	5/14/45	28,416	31,686
AbbVie Inc.	4.450%	5/14/46	20,900	22,583
Actavis Inc.	3.250%	10/1/22	18,192	18,219
Actavis Inc.	4.625%	10/1/42	2,509	2,584
Agilent Technologies Inc.	5.000%	7/15/20	8,405	8,914
Agilent Technologies Inc.	3.200%	10/1/22	6,150	6,194
Agilent Technologies Inc.	3.875%	7/15/23	5,706	5,916
Agilent Technologies Inc.	3.050%	9/22/26	7,775	7,500
Ahold Finance USA LLC	6.875%	5/1/29	855	1,055

71

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AHS Hospital Corp.	5.024%	7/1/45	4,450	5,362
Allergan Funding SCS	2.450%	6/15/19	5,225	5,226
Allergan Funding SCS	3.000%	3/12/20	40,496	40,802
Allergan Funding SCS	3.450%	3/15/22	26,959	27,365
Allergan Funding SCS	3.850%	6/15/24	13,246	13,554
Allergan Funding SCS	3.800%	3/15/25	52,764	53,505
Allergan Funding SCS	4.550%	3/15/35	29,075	30,631
Allergan Funding SCS	4.850%	6/15/44	22,491	24,106
Allergan Funding SCS	4.750%	3/15/45	13,923	14,797
Allergan Inc.	3.375%	9/15/20	835	851
Allergan Inc.	2.800%	3/15/23	4,290	4,217
Altria Group Inc.	9.250%	8/6/19	10,904	12,090
Altria Group Inc.	2.625%	1/14/20	18,443	18,554
Altria Group Inc.	4.750%	5/5/21	14,830	15,890
Altria Group Inc.	2.850%	8/9/22	19,170	19,273
Altria Group Inc.	2.950%	5/2/23	7,990	8,011
Altria Group Inc.	4.000%	1/31/24	11,662	12,368
Altria Group Inc.	2.625%	9/16/26	2,850	2,755
Altria Group Inc.	4.250%	8/9/42	12,063	12,583
Altria Group Inc.	4.500%	5/2/43	12,417	13,412
Altria Group Inc.	5.375%	1/31/44	17,773	21,626
Altria Group Inc.	3.875%	9/16/46	8,275	8,191
AmerisourceBergen Corp.	3.500%	11/15/21	8,419	8,610
AmerisourceBergen Corp.	3.400%	5/15/24	6,025	6,134
AmerisourceBergen Corp.	3.250%	3/1/25	4,865	4,904
AmerisourceBergen Corp.	3.450%	12/15/27	6,250	6,206
AmerisourceBergen Corp.	4.250%	3/1/45	4,609	4,584
AmerisourceBergen Corp.	4.300%	12/15/47	8,400	8,494
Amgen Inc.	5.700%	2/1/19	18,038	18,694
Amgen Inc.	1.900%	5/10/19	16,650	16,614
Amgen Inc.	2.200%	5/22/19	14,568	14,573
Amgen Inc.	2.125%	5/1/20	8,560	8,513
Amgen Inc.	2.200%	5/11/20	12,750	12,707
Amgen Inc.	3.450%	10/1/20	2,266	2,326
Amgen Inc.	4.100%	6/15/21	13,330	13,934
Amgen Inc.	1.850%	8/19/21	8,341	8,136
Amgen Inc.	3.875%	11/15/21	8,855	9,249
Amgen Inc.	2.700%	5/1/22	5,320	5,315
Amgen Inc.	2.650%	5/11/22	6,100	6,084
Amgen Inc.	3.625%	5/15/22	16,679	17,251
Amgen Inc.	2.250%	8/19/23	14,550	14,103
Amgen Inc.	3.625%	5/22/24	12,280	12,778
Amgen Inc.	3.125%	5/1/25	9,082	9,118
Amgen Inc.	2.600%	8/19/26	12,850	12,306
Amgen Inc.	3.200%	11/2/27	7,115	7,130
Amgen Inc.	4.950%	10/1/41	7,040	8,137
Amgen Inc.	5.150%	11/15/41	250	299
Amgen Inc.	4.400%	5/1/45	23,823	25,882
Amgen Inc.	4.563%	6/15/48	33,607	37,277
Amgen Inc.	4.663%	6/15/51	48,124	53,847
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,020	3,119
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	53,456	53,346
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	14,230	14,232
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	75,789	76,157
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	25,006	24,866
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	76,495	78,202
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	12,250	12,803
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	119,872	123,644
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	67,707	75,964
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	11,888	12,031
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	6,780	7,493
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	122,438	141,748
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	19,042	20,113
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	12,880	13,957

72

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	36,587	38,742
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	9,857	10,450
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,624	2,769
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	4,061	4,240
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	31,105	30,835
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	3,018	4,789
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	17,728	20,542
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	20,805	20,271
Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	27,249	29,743
Archer-Daniels-Midland Co.	4.479%	3/1/21	5,118	5,433
Archer-Daniels-Midland Co.	2.500%	8/11/26	11,242	10,732
Archer-Daniels-Midland Co.	5.935%	10/1/32	3,305	4,094
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,538	3,081
Archer-Daniels-Midland Co.	4.535%	3/26/42	3,700	4,119
Archer-Daniels-Midland Co.	4.016%	4/16/43	7,344	7,706
Archer-Daniels-Midland Co.	3.750%	9/15/47	6,225	6,299
Ascension Health	3.945%	11/15/46	3,300	3,464
5 Ascension Health	4.847%	11/15/53	8,200	9,625
AstraZeneca plc	1.950%	9/18/19	9,455	9,391
AstraZeneca plc	2.375%	11/16/20	21,685	21,637
AstraZeneca plc	2.375%	6/12/22	10,125	9,940
AstraZeneca plc	3.375%	11/16/25	17,700	17,957
AstraZeneca plc	3.125%	6/12/27	8,150	8,065
AstraZeneca plc	6.450%	9/15/37	25,294	34,172
AstraZeneca plc	4.000%	9/18/42	9,836	10,000
AstraZeneca plc	4.375%	11/16/45	11,089	12,051
10 BAT Capital Corp.	2.297%	8/14/20	27,900	27,737
10 BAT Capital Corp.	2.764%	8/15/22	21,075	20,956
10 BAT Capital Corp.	3.222%	8/15/24	26,050	26,052
10 BAT Capital Corp.	3.557%	8/15/27	40,800	40,840
10 BAT Capital Corp.	4.390%	8/15/37	30,125	31,556
10 BAT Capital Corp.	4.540%	8/15/47	24,900	26,211
Baxalta Inc.	2.875%	6/23/20	9,365	9,415
Baxalta Inc.	3.600%	6/23/22	5,465	5,584
Baxalta Inc.	4.000%	6/23/25	19,052	19,681
Baxalta Inc.	5.250%	6/23/45	11,760	13,647
Baxter International Inc.	1.700%	8/15/21	7,350	7,127
Baxter International Inc.	2.600%	8/15/26	2,525	2,404
Baxter International Inc.	3.500%	8/15/46	4,550	4,191
Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	6,410	6,828
Beam Suntory Inc.	3.250%	5/15/22	2,050	2,084
Beam Suntory Inc.	3.250%	6/15/23	1,050	1,062
Becton Dickinson & Co.	2.133%	6/6/19	7,850	7,834
Becton Dickinson & Co.	2.675%	12/15/19	11,767	11,819
Becton Dickinson & Co.	2.404%	6/5/20	10,025	9,968
Becton Dickinson & Co.	3.250%	11/12/20	6,349	6,462
Becton Dickinson & Co.	3.125%	11/8/21	10,218	10,273
Becton Dickinson & Co.	2.894%	6/6/22	19,180	19,077
Becton Dickinson & Co.	3.300%	3/1/23	3,950	3,970
Becton Dickinson & Co.	3.875%	5/15/24	100	101
Becton Dickinson & Co.	3.363%	6/6/24	13,400	13,445
Becton Dickinson & Co.	3.734%	12/15/24	14,332	14,658
Becton Dickinson & Co.	3.700%	6/6/27	25,775	25,970
Becton Dickinson & Co.	5.000%	11/12/40	2,875	3,191
Becton Dickinson & Co.	4.875%	5/15/44	650	694
Becton Dickinson & Co.	4.685%	12/15/44	18,575	20,229
Becton Dickinson & Co.	4.669%	6/6/47	10,150	10,925
Bestfoods	7.250%	12/15/26	250	329
Bio-Rad Laboratories Inc.	4.875%	12/15/20	3,400	3,596
Biogen Inc.	2.900%	9/15/20	20,081	20,363
Biogen Inc.	3.625%	9/15/22	9,329	9,647
Biogen Inc.	4.050%	9/15/25	22,850	24,190
Biogen Inc.	5.200%	9/15/45	26,016	30,853
Boston Children's Hospital Corp. Revenue	4.115%	1/1/47	2,300	2,438

73

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boston Scientific Corp.	6.000%	1/15/20	10,553	11,253
Boston Scientific Corp.	3.375%	5/15/22	3,375	3,423
Boston Scientific Corp.	4.125%	10/1/23	3,650	3,821
Boston Scientific Corp.	3.850%	5/15/25	6,125	6,297
Boston Scientific Corp.	7.000%	11/15/35	7,070	9,118
Boston Scientific Corp.	7.375%	1/15/40	1,355	1,869
Bristol-Myers Squibb Co.	1.600%	2/27/19	6,225	6,196
Bristol-Myers Squibb Co.	1.750%	3/1/19	1,870	1,864
Bristol-Myers Squibb Co.	2.000%	8/1/22	12,965	12,678
Bristol-Myers Squibb Co.	7.150%	6/15/23	400	485
Bristol-Myers Squibb Co.	3.250%	11/1/23	1,700	1,761
Bristol-Myers Squibb Co.	3.250%	8/1/42	6,621	6,356
Bristol-Myers Squibb Co.	4.500%	3/1/44	2,175	2,495
Brown-Forman Corp.	4.500%	7/15/45	5,298	5,953
Bunge Ltd. Finance Corp.	8.500%	6/15/19	6,880	7,448
Bunge Ltd. Finance Corp.	3.500%	11/24/20	3,250	3,312
Bunge Ltd. Finance Corp.	3.000%	9/25/22	5,300	5,237
Bunge Ltd. Finance Corp.	3.250%	8/15/26	4,840	4,620
Bunge Ltd. Finance Corp.	3.750%	9/25/27	8,750	8,551
Campbell Soup Co.	4.250%	4/15/21	1,641	1,723
Campbell Soup Co.	2.500%	8/2/22	1,425	1,409
Campbell Soup Co.	3.300%	3/19/25	3,225	3,214
Campbell Soup Co.	3.800%	8/2/42	3,328	3,192
Cardinal Health Inc.	1.948%	6/14/19	8,000	7,952
Cardinal Health Inc.	4.625%	12/15/20	12,165	12,786
Cardinal Health Inc.	2.616%	6/15/22	6,305	6,206
Cardinal Health Inc.	3.200%	6/15/22	3,350	3,360
Cardinal Health Inc.	3.200%	3/15/23	8,033	8,039
Cardinal Health Inc.	3.079%	6/15/24	5,205	5,122
Cardinal Health Inc.	3.500%	11/15/24	500	504
Cardinal Health Inc.	3.750%	9/15/25	3,800	3,873
Cardinal Health Inc.	3.410%	6/15/27	13,474	13,181
Cardinal Health Inc.	4.600%	3/15/43	1,700	1,743
Cardinal Health Inc.	4.500%	11/15/44	3,725	3,799
Cardinal Health Inc.	4.900%	9/15/45	4,120	4,411
Cardinal Health Inc.	4.368%	6/15/47	6,100	6,034
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	4,987	4,939
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	9,175	8,853
Celgene Corp.	2.250%	5/15/19	7,780	7,763
Celgene Corp.	2.875%	8/15/20	16,293	16,443
Celgene Corp.	3.950%	10/15/20	16,616	17,224
Celgene Corp.	3.250%	8/15/22	7,900	8,017
Celgene Corp.	3.550%	8/15/22	6,455	6,628
Celgene Corp.	2.750%	2/15/23	7,000	6,926
Celgene Corp.	4.000%	8/15/23	5,345	5,587
Celgene Corp.	3.625%	5/15/24	13,575	13,956
Celgene Corp.	3.875%	8/15/25	26,443	27,343
Celgene Corp.	3.450%	11/15/27	5,437	5,448
Celgene Corp.	5.700%	10/15/40	4,725	5,562
Celgene Corp.	5.250%	8/15/43	3,830	4,422
Celgene Corp.	4.625%	5/15/44	9,930	10,576
Celgene Corp.	5.000%	8/15/45	20,490	23,176
Celgene Corp.	4.350%	11/15/47	12,775	13,268
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	2,100	2,287
Church & Dwight Co. Inc.	2.450%	12/15/19	4,825	4,815
Church & Dwight Co. Inc.	2.450%	8/1/22	1,700	1,679
Church & Dwight Co. Inc.	3.150%	8/1/27	5,350	5,265
Church & Dwight Co. Inc.	3.950%	8/1/47	4,125	4,129
City of Hope	5.623%	11/15/43	2,040	2,573
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	4,385	4,907
Clorox Co.	3.800%	11/15/21	450	469
Clorox Co.	3.050%	9/15/22	6,472	6,573
Clorox Co.	3.500%	12/15/24	7,925	8,145
Clorox Co.	3.100%	10/1/27	3,250	3,251

74

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	8,300	8,416
Coca-Cola Co.	1.375%	5/30/19	4,475	4,437
Coca-Cola Co.	1.875%	10/27/20	5,875	5,836
Coca-Cola Co.	2.450%	11/1/20	15,620	15,722
Coca-Cola Co.	3.150%	11/15/20	8,864	9,099
Coca-Cola Co.	1.550%	9/1/21	10,200	9,952
Coca-Cola Co.	3.300%	9/1/21	3,727	3,845
Coca-Cola Co.	2.200%	5/25/22	5,447	5,387
Coca-Cola Co.	2.500%	4/1/23	1,800	1,804
Coca-Cola Co.	3.200%	11/1/23	14,809	15,339
Coca-Cola Co.	2.875%	10/27/25	18,115	18,191
Coca-Cola Co.	2.550%	6/1/26	5,100	4,970
Coca-Cola Co.	2.250%	9/1/26	11,000	10,444
Coca-Cola Co.	2.900%	5/25/27	8,500	8,525
Coca-Cola Enterprises Inc.	3.500%	9/15/20	5,900	6,056
Coca-Cola Enterprises Inc.	3.250%	8/19/21	1,575	1,599
Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,045	2,158
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,302	1,357
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	9,600	9,966
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	12,625	14,897
Colgate-Palmolive Co.	1.750%	3/15/19	2,200	2,192
Colgate-Palmolive Co.	2.450%	11/15/21	6,000	6,017
Colgate-Palmolive Co.	2.300%	5/3/22	7,160	7,109
Colgate-Palmolive Co.	2.250%	11/15/22	4,200	4,159
Colgate-Palmolive Co.	1.950%	2/1/23	10,000	9,718
Colgate-Palmolive Co.	2.100%	5/1/23	5,133	5,015
Colgate-Palmolive Co.	3.250%	3/15/24	3,450	3,555
Colgate-Palmolive Co.	4.000%	8/15/45	7,117	7,633
Colgate-Palmolive Co.	3.700%	8/1/47	6,900	7,045
Conagra Brands Inc.	3.250%	9/15/22	9,012	9,108
Conagra Brands Inc.	3.200%	1/25/23	8,331	8,418
Conagra Brands Inc.	7.000%	10/1/28	1,070	1,334
Conagra Brands Inc.	8.250%	9/15/30	5,849	8,095
Constellation Brands Inc.	2.000%	11/7/19	5,000	4,969
Constellation Brands Inc.	3.875%	11/15/19	9,690	9,954
Constellation Brands Inc.	2.250%	11/6/20	10,200	10,106
Constellation Brands Inc.	3.750%	5/1/21	5,280	5,459
Constellation Brands Inc.	6.000%	5/1/22	6,380	7,164
Constellation Brands Inc.	2.700%	5/9/22	8,350	8,304
Constellation Brands Inc.	2.650%	11/7/22	5,000	4,941
Constellation Brands Inc.	4.250%	5/1/23	18,315	19,402
Constellation Brands Inc.	4.750%	11/15/24	3,760	4,118
Constellation Brands Inc.	4.750%	12/1/25	3,300	3,627
Constellation Brands Inc.	3.700%	12/6/26	7,490	7,700
Constellation Brands Inc.	3.500%	5/9/27	4,700	4,781
Constellation Brands Inc.	4.500%	5/9/47	4,550	4,954
Covidien International Finance SA	4.200%	6/15/20	6,025	6,290
Covidien International Finance SA	3.200%	6/15/22	15,950	16,219
CR Bard Inc.	4.400%	1/15/21	2,512	2,617
CR Bard Inc.	3.000%	5/15/26	2,875	2,828
CR Bard Inc.	6.700%	12/1/26	3,450	4,124
Danaher Corp.	2.400%	9/15/20	4,949	4,958
Danaher Corp.	3.350%	9/15/25	5,350	5,528
Danaher Corp.	4.375%	9/15/45	5,223	5,792
Delhaize America LLC	9.000%	4/15/31	4,305	6,159
Diageo Capital plc	4.828%	7/15/20	5,795	6,143
Diageo Capital plc	2.625%	4/29/23	14,376	14,351
Diageo Capital plc	5.875%	9/30/36	2,672	3,524
Diageo Capital plc	3.875%	4/29/43	6,016	6,296
Diageo Investment Corp.	2.875%	5/11/22	16,025	16,209
Diageo Investment Corp.	7.450%	4/15/35	1,250	1,821
Diageo Investment Corp.	4.250%	5/11/42	4,347	4,733
Dignity Health California GO	2.637%	11/1/19	3,000	2,997
Dignity Health California GO	3.125%	11/1/22	2,100	2,108

75

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dignity Health California GO	3.812%	11/1/24	2,175	2,237
Dignity Health California GO	4.500%	11/1/42	7,275	7,174
Dignity Health California GO	5.267%	11/1/64	2,075	2,209
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	6,715	6,733
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	1,320	1,309
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	4,072	4,038
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	3,800	3,840
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	500	505
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	4,374	4,129
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	4,200	4,205
10 Dr Pepper Snapple Group Inc.	3.430%	6/15/27	2,700	2,701
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	678	978
10 Dr Pepper Snapple Group Inc.	4.500%	11/15/45	7,537	8,082
Duke University Health System Inc.	3.920%	6/1/47	6,005	6,256
Eli Lilly & Co.	1.950%	3/15/19	9,530	9,532
Eli Lilly & Co.	2.350%	5/15/22	1,750	1,742
Eli Lilly & Co.	2.750%	6/1/25	8,395	8,432
Eli Lilly & Co.	3.100%	5/15/27	9,225	9,357
Eli Lilly & Co.	5.550%	3/15/37	4,194	5,365
Eli Lilly & Co.	3.700%	3/1/45	9,640	9,987
Eli Lilly & Co.	3.950%	5/15/47	8,750	9,379
Estee Lauder Cos. Inc.	1.800%	2/7/20	8,000	7,941
Estee Lauder Cos. Inc.	1.700%	5/10/21	4,795	4,688
Estee Lauder Cos. Inc.	3.150%	3/15/27	7,125	7,173
Estee Lauder Cos. Inc.	6.000%	5/15/37	2,937	3,801
Estee Lauder Cos. Inc.	4.375%	6/15/45	5,343	5,977
Estee Lauder Cos. Inc.	4.150%	3/15/47	7,625	8,301
Express Scripts Holding Co.	2.600%	11/30/20	8,000	7,989
Express Scripts Holding Co.	3.300%	2/25/21	22,750	23,100
Express Scripts Holding Co.	4.750%	11/15/21	13,223	14,104
Express Scripts Holding Co.	3.900%	2/15/22	17,682	18,311
Express Scripts Holding Co.	3.050%	11/30/22	8,000	7,998
Express Scripts Holding Co.	3.000%	7/15/23	13,887	13,828
Express Scripts Holding Co.	3.500%	6/15/24	5,112	5,146
Express Scripts Holding Co.	4.500%	2/25/26	21,774	23,107
Express Scripts Holding Co.	3.400%	3/1/27	18,405	18,000
Express Scripts Holding Co.	6.125%	11/15/41	5,094	6,243
Express Scripts Holding Co.	4.800%	7/15/46	25,544	27,136
Flowers Foods Inc.	4.375%	4/1/22	6,575	6,964
Flowers Foods Inc.	3.500%	10/1/26	3,000	2,926
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,000	991
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	4,215	4,414
General Mills Inc.	5.650%	2/15/19	19,143	19,864
General Mills Inc.	2.200%	10/21/19	9,100	9,101
General Mills Inc.	3.150%	12/15/21	10,478	10,675
General Mills Inc.	2.600%	10/12/22	6,025	5,981
General Mills Inc.	3.650%	2/15/24	250	262
General Mills Inc.	3.200%	2/10/27	6,575	6,531
General Mills Inc.	5.400%	6/15/40	4,350	5,186
General Mills Inc.	4.150%	2/15/43	2,575	2,610
Gilead Sciences Inc.	2.050%	4/1/19	7,505	7,506
Gilead Sciences Inc.	1.850%	9/20/19	6,925	6,897
Gilead Sciences Inc.	2.350%	2/1/20	3,000	3,012
Gilead Sciences Inc.	2.550%	9/1/20	17,584	17,738
Gilead Sciences Inc.	4.500%	4/1/21	11,061	11,741
Gilead Sciences Inc.	4.400%	12/1/21	21,834	23,257
Gilead Sciences Inc.	1.950%	3/1/22	4,750	4,639
Gilead Sciences Inc.	3.250%	9/1/22	9,225	9,460
Gilead Sciences Inc.	2.500%	9/1/23	10,660	10,507
Gilead Sciences Inc.	3.700%	4/1/24	32,100	33,510
Gilead Sciences Inc.	3.500%	2/1/25	11,914	12,280
Gilead Sciences Inc.	3.650%	3/1/26	30,905	31,998
Gilead Sciences Inc.	2.950%	3/1/27	13,525	13,274
Gilead Sciences Inc.	4.600%	9/1/35	7,679	8,618

76

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gilead Sciences Inc.	4.000%	9/1/36	5,622	5,938
Gilead Sciences Inc.	5.650%	12/1/41	9,335	11,854
Gilead Sciences Inc.	4.800%	4/1/44	21,284	24,667
Gilead Sciences Inc.	4.500%	2/1/45	20,009	22,170
Gilead Sciences Inc.	4.750%	3/1/46	24,202	27,817
Gilead Sciences Inc.	4.150%	3/1/47	23,330	24,745
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	8,875	8,959
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	3,773	4,575
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	31,358	44,216
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	4,700	5,203
GlaxoSmithKline Capital plc	2.850%	5/8/22	8,506	8,609
Hackensack Meridian Health	4.500%	7/1/57	3,050	3,406
Hasbro Inc.	3.150%	5/15/21	1,590	1,600
Hasbro Inc.	6.350%	3/15/40	5,026	6,025
Hasbro Inc.	5.100%	5/15/44	5,070	5,308
Hershey Co.	4.125%	12/1/20	6,295	6,595
Hershey Co.	2.625%	5/1/23	7,400	7,440
Hershey Co.	3.200%	8/21/25	3,120	3,138
Hershey Co.	2.300%	8/15/26	3,000	2,814
Hillshire Brands Co.	4.100%	9/15/20	2,002	2,075
Ingredion Inc.	4.625%	11/1/20	1,185	1,246
Ingredion Inc.	3.200%	10/1/26	5,485	5,380
JM Smucker Co.	2.200%	12/6/19	3,865	3,860
JM Smucker Co.	2.500%	3/15/20	10,375	10,391
JM Smucker Co.	3.500%	10/15/21	7,225	7,430
JM Smucker Co.	3.000%	3/15/22	2,345	2,357
JM Smucker Co.	3.500%	3/15/25	9,945	10,158
JM Smucker Co.	3.375%	12/15/27	5,600	5,605
JM Smucker Co.	4.250%	3/15/35	5,800	6,102
JM Smucker Co.	4.375%	3/15/45	6,675	7,083
Johns Hopkins Health System Corp.	3.837%	5/15/46	5,000	5,125
Johnson & Johnson	1.125%	3/1/19	6,300	6,239
Johnson & Johnson	1.875%	12/5/19	6,500	6,470
Johnson & Johnson	2.950%	9/1/20	4,146	4,235
Johnson & Johnson	1.950%	11/10/20	2,000	1,992
Johnson & Johnson	1.650%	3/1/21	10,905	10,738
Johnson & Johnson	2.450%	12/5/21	7,025	7,089
Johnson & Johnson	2.250%	3/3/22	12,003	11,963
Johnson & Johnson	2.050%	3/1/23	10,150	9,937
Johnson & Johnson	3.375%	12/5/23	8,350	8,719
Johnson & Johnson	2.625%	1/15/25	8,000	7,913
Johnson & Johnson	2.450%	3/1/26	21,316	20,737
Johnson & Johnson	2.950%	3/3/27	12,150	12,233
Johnson & Johnson	2.900%	1/15/28	15,843	15,877
Johnson & Johnson	6.950%	9/1/29	3,920	5,330
Johnson & Johnson	4.950%	5/15/33	5,285	6,477
Johnson & Johnson	4.375%	12/5/33	12,949	14,759
Johnson & Johnson	3.550%	3/1/36	10,459	10,896
Johnson & Johnson	3.625%	3/3/37	13,350	14,052
Johnson & Johnson	5.950%	8/15/37	9,475	12,956
Johnson & Johnson	3.400%	1/15/38	10,603	10,829
Johnson & Johnson	5.850%	7/15/38	4,292	5,826
Johnson & Johnson	4.500%	9/1/40	7,021	8,108
Johnson & Johnson	4.850%	5/15/41	210	250
Johnson & Johnson	4.500%	12/5/43	7,748	9,085
Johnson & Johnson	3.700%	3/1/46	14,867	15,550
Johnson & Johnson	3.750%	3/3/47	15,714	16,745
Johnson & Johnson	3.500%	1/15/48	9,500	9,706
Kaiser Foundation Hospitals	3.500%	4/1/22	3,365	3,463
Kaiser Foundation Hospitals	3.150%	5/1/27	5,900	5,902
Kaiser Foundation Hospitals	4.875%	4/1/42	8,475	10,024
Kaiser Foundation Hospitals	4.150%	5/1/47	14,000	15,164
Kellogg Co.	4.150%	11/15/19	1,300	1,343
Kellogg Co.	4.000%	12/15/20	8,125	8,484

77

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kellogg Co.	2.650%	12/1/23	10,800	10,628
Kellogg Co.	3.250%	4/1/26	6,425	6,391
Kellogg Co.	3.400%	11/15/27	12,000	11,935
Kellogg Co.	7.450%	4/1/31	900	1,202
Kellogg Co.	4.500%	4/1/46	13,350	14,160
Kimberly-Clark Corp.	1.400%	2/15/19	7,725	7,659
Kimberly-Clark Corp.	3.625%	8/1/20	8,444	8,688
Kimberly-Clark Corp.	3.875%	3/1/21	575	600
Kimberly-Clark Corp.	2.400%	3/1/22	5,925	5,882
Kimberly-Clark Corp.	2.400%	6/1/23	4,397	4,328
Kimberly-Clark Corp.	3.050%	8/15/25	4,130	4,137
Kimberly-Clark Corp.	2.750%	2/15/26	5,900	5,809
Kimberly-Clark Corp.	6.625%	8/1/37	2,128	3,022
Kimberly-Clark Corp.	5.300%	3/1/41	8,468	10,680
Kimberly-Clark Corp.	3.700%	6/1/43	2,485	2,475
Kimberly-Clark Corp.	3.200%	7/30/46	5,090	4,751
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	2,550	3,001
Koninklijke Philips NV	3.750%	3/15/22	11,106	11,550
Koninklijke Philips NV	6.875%	3/11/38	4,000	5,525
Koninklijke Philips NV	5.000%	3/15/42	7,825	9,119
Kraft Foods Group Inc.	5.375%	2/10/20	8,438	8,935
Kraft Foods Group Inc.	3.500%	6/6/22	16,431	16,814
Kraft Foods Group Inc.	6.875%	1/26/39	14,754	19,337
Kraft Foods Group Inc.	6.500%	2/9/40	5,485	6,953
Kraft Foods Group Inc.	5.000%	6/4/42	25,012	26,838
Kraft Heinz Foods Co.	2.800%	7/2/20	19,502	19,606
Kraft Heinz Foods Co.	3.500%	7/15/22	8,250	8,436
Kraft Heinz Foods Co.	3.950%	7/15/25	19,935	20,585
Kraft Heinz Foods Co.	3.000%	6/1/26	18,060	17,375
Kraft Heinz Foods Co.	5.000%	7/15/35	8,420	9,191
Kraft Heinz Foods Co.	5.200%	7/15/45	17,498	19,291
Kraft Heinz Foods Co.	4.375%	6/1/46	33,705	33,386
Kroger Co.	2.950%	11/1/21	7,134	7,213
Kroger Co.	4.450%	2/1/47	13,305	13,298
Kroger Co.	4.650%	1/15/48	5,350	5,486
Laboratory Corp. of America Holdings	2.625%	2/1/20	2,825	2,833
Laboratory Corp. of America Holdings	3.200%	2/1/22	6,905	7,039
Laboratory Corp. of America Holdings	3.750%	8/23/22	1,315	1,365
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,800	1,875
Laboratory Corp. of America Holdings	3.250%	9/1/24	5,500	5,495
Laboratory Corp. of America Holdings	3.600%	2/1/25	10,150	10,318
Laboratory Corp. of America Holdings	3.600%	9/1/27	7,250	7,253
Laboratory Corp. of America Holdings	4.700%	2/1/45	9,838	10,690
Life Technologies Corp.	6.000%	3/1/20	1,700	1,815
Life Technologies Corp.	5.000%	1/15/21	3,725	3,942
Mattel Inc.	3.150%	3/15/23	1,900	1,636
5 Mayo Clinic	3.774%	11/15/43	6,202	6,281
5 Mayo Clinic	4.000%	11/15/47	3,775	3,890
5 Mayo Clinic	4.128%	11/15/52	1,975	2,087
McCormick & Co. Inc.	3.900%	7/15/21	3,025	3,132
McCormick & Co. Inc.	2.700%	8/15/22	1,455	1,452
McCormick & Co. Inc.	3.150%	8/15/24	4,000	4,025
McCormick & Co. Inc.	3.400%	8/15/27	10,650	10,794
McKesson Corp.	7.500%	2/15/19	3,484	3,680
McKesson Corp.	2.284%	3/15/19	12,175	12,178
McKesson Corp.	4.750%	3/1/21	10,320	10,936
McKesson Corp.	2.700%	12/15/22	5,800	5,730
McKesson Corp.	2.850%	3/15/23	250	249
McKesson Corp.	3.796%	3/15/24	12,519	12,961
McKesson Corp.	6.000%	3/1/41	4,514	5,516
McKesson Corp.	4.883%	3/15/44	6,836	7,353
Mead Johnson Nutrition Co.	4.900%	11/1/19	5,460	5,714
Mead Johnson Nutrition Co.	3.000%	11/15/20	5,544	5,626
Mead Johnson Nutrition Co.	4.125%	11/15/25	8,175	8,700

78

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mead Johnson Nutrition Co.	5.900%	11/1/39	7,200	9,113
Mead Johnson Nutrition Co.	4.600%	6/1/44	5,215	5,801
Medtronic Global Holdings SCA	1.700%	3/28/19	1,850	1,842
Medtronic Global Holdings SCA	3.350%	4/1/27	8,995	9,200
Medtronic Inc.	5.600%	3/15/19	1,450	1,510
Medtronic Inc.	2.500%	3/15/20	42,299	42,525
Medtronic Inc.	4.450%	3/15/20	120	125
Medtronic Inc.	3.125%	3/15/22	5,350	5,466
Medtronic Inc.	3.150%	3/15/22	39,269	40,225
Medtronic Inc.	2.750%	4/1/23	1,100	1,101
Medtronic Inc.	3.625%	3/15/24	9,611	10,046
Medtronic Inc.	3.500%	3/15/25	41,404	43,022
Medtronic Inc.	4.375%	3/15/35	34,972	39,365
Medtronic Inc.	6.500%	3/15/39	2,516	3,456
Medtronic Inc.	5.550%	3/15/40	4,325	5,480
Medtronic Inc.	4.500%	3/15/42	5,550	6,204
Medtronic Inc.	4.625%	3/15/44	5,418	6,210
Medtronic Inc.	4.625%	3/15/45	50,115	58,173
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	1,175	1,415
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	8,100	8,565
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	1,000	1,079
Merck & Co. Inc.	1.850%	2/10/20	10,560	10,500
Merck & Co. Inc.	3.875%	1/15/21	12,017	12,545
Merck & Co. Inc.	2.350%	2/10/22	12,578	12,551
Merck & Co. Inc.	2.400%	9/15/22	7,730	7,701
Merck & Co. Inc.	2.800%	5/18/23	20,099	20,234
Merck & Co. Inc.	2.750%	2/10/25	28,030	27,896
Merck & Co. Inc.	3.600%	9/15/42	10,787	10,993
Merck & Co. Inc.	4.150%	5/18/43	13,862	15,359
Merck & Co. Inc.	3.700%	2/10/45	23,656	24,548
Merck Sharp & Dohme Corp.	5.000%	6/30/19	13,115	13,676
Molson Coors Brewing Co.	1.900%	3/15/19	7,285	7,253
Molson Coors Brewing Co.	1.450%	7/15/19	4,380	4,316
Molson Coors Brewing Co.	2.250%	3/15/20	7,200	7,165
Molson Coors Brewing Co.	2.100%	7/15/21	8,300	8,126
Molson Coors Brewing Co.	3.500%	5/1/22	600	612
Molson Coors Brewing Co.	3.000%	7/15/26	22,565	22,074
Molson Coors Brewing Co.	5.000%	5/1/42	12,053	13,725
Molson Coors Brewing Co.	4.200%	7/15/46	17,890	18,238
Mondelez International Inc.	6.500%	2/9/40	6,485	8,426
5 Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	2,775	2,800
Mylan Inc.	2.550%	3/28/19	10,761	10,750
Mylan Inc.	4.200%	11/29/23	13,493	13,989
Mylan Inc.	5.400%	11/29/43	5,850	6,327
Mylan NV	2.500%	6/7/19	6,525	6,452
Mylan NV	3.150%	6/15/21	12,755	12,807
Mylan NV	3.950%	6/15/26	21,810	22,006
Mylan NV	5.250%	6/15/46	9,850	10,640
New York & Presbyterian Hospital	4.024%	8/1/45	7,000	7,410
New York & Presbyterian Hospital	4.063%	8/1/56	4,750	4,939
Newell Brands Inc.	2.875%	12/1/19	6,025	6,080
Newell Brands Inc.	3.150%	4/1/21	15,090	15,259
Newell Brands Inc.	4.000%	6/15/22	250	259
Newell Brands Inc.	3.850%	4/1/23	17,678	18,285
Newell Brands Inc.	4.000%	12/1/24	10,825	11,253
Newell Brands Inc.	3.900%	11/1/25	5,125	5,255
Newell Brands Inc.	4.200%	4/1/26	26,640	27,781
Newell Brands Inc.	5.375%	4/1/36	6,435	7,514
Newell Brands Inc.	5.500%	4/1/46	23,933	28,674
Northwell Healthcare Inc.	3.979%	11/1/46	9,475	9,244
Northwell Healthcare Inc.	4.260%	11/1/47	11,000	11,274
Novartis Capital Corp.	1.800%	2/14/20	24,000	23,769
Novartis Capital Corp.	4.400%	4/24/20	6,676	7,003
Novartis Capital Corp.	2.400%	5/17/22	20,750	20,660

79

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Novartis Capital Corp.	2.400%	9/21/22	23,754	23,591
Novartis Capital Corp.	3.400%	5/6/24	15,325	15,933
Novartis Capital Corp.	3.000%	11/20/25	9,498	9,575
Novartis Capital Corp.	3.100%	5/17/27	14,795	15,031
Novartis Capital Corp.	3.700%	9/21/42	4,513	4,629
Novartis Capital Corp.	4.400%	5/6/44	19,495	22,376
Novartis Capital Corp.	4.000%	11/20/45	14,706	15,972
Novartis Securities Investment Ltd.	5.125%	2/10/19	13,845	14,289
NYU Hospitals Center	4.784%	7/1/44	4,425	5,089
5 NYU Hospitals Center	4.368%	7/1/47	6,215	6,679
Partners Healthcare System Inc.	4.117%	7/1/55	3,125	3,256
PepsiCo Inc.	2.250%	1/7/19	14,464	14,502
PepsiCo Inc.	1.550%	5/2/19	15,255	15,165
PepsiCo Inc.	1.350%	10/4/19	7,100	7,012
PepsiCo Inc.	4.500%	1/15/20	8,247	8,629
PepsiCo Inc.	1.850%	4/30/20	14,946	14,801
PepsiCo Inc.	2.150%	10/14/20	20,110	20,067
PepsiCo Inc.	3.125%	11/1/20	6,388	6,542
PepsiCo Inc.	2.000%	4/15/21	12,000	11,892
PepsiCo Inc.	3.000%	8/25/21	12,712	12,970
PepsiCo Inc.	1.700%	10/6/21	8,500	8,280
PepsiCo Inc.	2.750%	3/5/22	11,595	11,734
PepsiCo Inc.	2.250%	5/2/22	3,925	3,883
PepsiCo Inc.	3.100%	7/17/22	5,525	5,644
PepsiCo Inc.	2.750%	3/1/23	2,791	2,817
PepsiCo Inc.	3.600%	3/1/24	6,873	7,212
PepsiCo Inc.	2.750%	4/30/25	12,213	12,217
PepsiCo Inc.	3.500%	7/17/25	11,170	11,610
PepsiCo Inc.	2.850%	2/24/26	4,080	4,041
PepsiCo Inc.	2.375%	10/6/26	10,440	9,906
PepsiCo Inc.	3.000%	10/15/27	23,804	23,714
PepsiCo Inc.	5.500%	1/15/40	10,885	13,927
PepsiCo Inc.	4.875%	11/1/40	5,212	6,264
PepsiCo Inc.	4.000%	3/5/42	11,625	12,210
PepsiCo Inc.	3.600%	8/13/42	7,168	7,048
PepsiCo Inc.	4.250%	10/22/44	7,425	8,150
PepsiCo Inc.	4.600%	7/17/45	8,195	9,487
PepsiCo Inc.	4.450%	4/14/46	11,426	12,934
PepsiCo Inc.	3.450%	10/6/46	10,075	9,781
PepsiCo Inc.	4.000%	5/2/47	9,075	9,520
PerkinElmer Inc.	5.000%	11/15/21	5,275	5,678
Perrigo Finance Unlimited Co.	3.500%	3/15/21	2,023	2,051
Perrigo Finance Unlimited Co.	3.500%	12/15/21	2,107	2,143
Perrigo Finance Unlimited Co.	3.900%	12/15/24	7,700	7,782
Perrigo Finance Unlimited Co.	4.375%	3/15/26	20,231	20,765
Perrigo Finance Unlimited Co.	4.900%	12/15/44	10,737	10,794
Pfizer Inc.	2.100%	5/15/19	13,825	13,847
Pfizer Inc.	1.450%	6/3/19	16,545	16,427
Pfizer Inc.	1.700%	12/15/19	29,925	29,786
Pfizer Inc.	1.950%	6/3/21	18,925	18,718
Pfizer Inc.	2.200%	12/15/21	4,954	4,929
Pfizer Inc.	3.000%	6/15/23	9,910	10,113
Pfizer Inc.	3.400%	5/15/24	5,059	5,257
Pfizer Inc.	2.750%	6/3/26	13,410	13,217
Pfizer Inc.	3.000%	12/15/26	20,198	20,333
Pfizer Inc.	4.000%	12/15/36	12,825	14,094
Pfizer Inc.	7.200%	3/15/39	10,372	15,908
Pfizer Inc.	4.300%	6/15/43	8,246	9,168
Pfizer Inc.	4.400%	5/15/44	11,750	13,486
Pfizer Inc.	4.125%	12/15/46	22,629	25,129
Pharmacia LLC	6.600%	12/1/28	5,975	7,837
Philip Morris International Inc.	1.875%	1/15/19	26,150	26,092
Philip Morris International Inc.	1.625%	2/21/19	7,125	7,081
Philip Morris International Inc.	1.375%	2/25/19	5,550	5,503

80

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	2.000%	2/21/20	8,950	8,887
Philip Morris International Inc.	4.500%	3/26/20	930	973
Philip Morris International Inc.	1.875%	2/25/21	4,576	4,493
Philip Morris International Inc.	4.125%	5/17/21	3,127	3,286
Philip Morris International Inc.	2.900%	11/15/21	3,890	3,928
Philip Morris International Inc.	2.375%	8/17/22	7,915	7,795
Philip Morris International Inc.	2.500%	8/22/22	1,895	1,876
Philip Morris International Inc.	2.500%	11/2/22	7,975	7,884
Philip Morris International Inc.	2.625%	3/6/23	6,340	6,276
Philip Morris International Inc.	2.125%	5/10/23	7,000	6,755
Philip Morris International Inc.	3.600%	11/15/23	5,250	5,434
Philip Morris International Inc.	3.250%	11/10/24	11,100	11,288
Philip Morris International Inc.	3.375%	8/11/25	8,024	8,197
Philip Morris International Inc.	2.750%	2/25/26	17,200	16,825
Philip Morris International Inc.	3.125%	3/2/28	5,000	4,962
Philip Morris International Inc.	6.375%	5/16/38	18,317	24,700
Philip Morris International Inc.	4.375%	11/15/41	10,950	11,783
Philip Morris International Inc.	4.500%	3/20/42	5,838	6,342
Philip Morris International Inc.	3.875%	8/21/42	5,885	5,849
Philip Morris International Inc.	4.125%	3/4/43	5,960	6,132
Philip Morris International Inc.	4.875%	11/15/43	12,978	14,813
Philip Morris International Inc.	4.250%	11/10/44	11,405	12,020
5 Procter & Gamble - Esop	9.360%	1/1/21	2,301	2,550
Procter & Gamble Co.	1.600%	11/15/18	6,700	6,686
Procter & Gamble Co.	1.750%	10/25/19	10,000	9,971
Procter & Gamble Co.	1.900%	11/1/19	5,830	5,817
Procter & Gamble Co.	1.900%	10/23/20	8,140	8,089
Procter & Gamble Co.	1.850%	2/2/21	3,391	3,345
Procter & Gamble Co.	1.700%	11/3/21	10,936	10,679
Procter & Gamble Co.	2.300%	2/6/22	9,648	9,605
Procter & Gamble Co.	2.150%	8/11/22	1,090	1,078
Procter & Gamble Co.	3.100%	8/15/23	12,642	12,947
Procter & Gamble Co.	2.700%	2/2/26	7,450	7,341
Procter & Gamble Co.	2.450%	11/3/26	8,850	8,512
Procter & Gamble Co.	2.850%	8/11/27	1,295	1,284
Procter & Gamble Co.	5.550%	3/5/37	2,422	3,215
Procter & Gamble Co.	3.500%	10/25/47	11,910	11,989
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	2,000	1,933
5 Providence St. Joseph Health Obligated Group	3.744%	10/1/47	4,325	4,295
Quest Diagnostics Inc.	2.700%	4/1/19	5,030	5,056
Quest Diagnostics Inc.	4.750%	1/30/20	2,650	2,767
Quest Diagnostics Inc.	2.500%	3/30/20	3,000	2,994
Quest Diagnostics Inc.	4.700%	4/1/21	2,000	2,115
Quest Diagnostics Inc.	4.250%	4/1/24	4,587	4,864
Quest Diagnostics Inc.	3.500%	3/30/25	5,420	5,484
Quest Diagnostics Inc.	3.450%	6/1/26	4,885	4,894
Quest Diagnostics Inc.	5.750%	1/30/40	1,368	1,576
Quest Diagnostics Inc.	4.700%	3/30/45	2,032	2,137
Reynolds American Inc.	8.125%	6/23/19	7,728	8,358
Reynolds American Inc.	6.875%	5/1/20	1,580	1,733
Reynolds American Inc.	3.250%	6/12/20	12,570	12,765
Reynolds American Inc.	4.000%	6/12/22	8,250	8,620
Reynolds American Inc.	4.850%	9/15/23	3,425	3,726
Reynolds American Inc.	4.450%	6/12/25	36,050	38,363
Reynolds American Inc.	5.700%	8/15/35	11,817	14,084
Reynolds American Inc.	7.250%	6/15/37	3,034	4,189
Reynolds American Inc.	8.125%	5/1/40	2,569	3,804
Reynolds American Inc.	7.000%	8/4/41	3,375	4,555
Reynolds American Inc.	5.850%	8/15/45	19,184	23,915
RWJ Barnabas Health Inc.	3.949%	7/1/46	4,795	4,824
Sanofi	4.000%	3/29/21	13,823	14,546
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	65,650	65,078
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	42,335	41,602
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	36,435	35,690

81

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	19,890	19,435
SSM Health Care Corp.	3.823%	6/1/27	5,200	5,367
Stryker Corp.	2.000%	3/8/19	6,568	6,553
Stryker Corp.	4.375%	1/15/20	811	844
Stryker Corp.	2.625%	3/15/21	20,325	20,374
Stryker Corp.	3.375%	5/15/24	11,300	11,627
Stryker Corp.	3.375%	11/1/25	9,725	9,954
Stryker Corp.	3.500%	3/15/26	8,865	9,149
Stryker Corp.	4.375%	5/15/44	4,075	4,382
Stryker Corp.	4.625%	3/15/46	10,085	11,453
Sysco Corp.	1.900%	4/1/19	4,700	4,688
Sysco Corp.	2.600%	10/1/20	6,075	6,101
Sysco Corp.	2.500%	7/15/21	4,750	4,733
Sysco Corp.	2.600%	6/12/22	1,150	1,142
Sysco Corp.	3.750%	10/1/25	4,075	4,235
Sysco Corp.	3.300%	7/15/26	8,750	8,786
Sysco Corp.	3.250%	7/15/27	16,211	16,179
Sysco Corp.	5.375%	9/21/35	5,755	6,814
Sysco Corp.	4.850%	10/1/45	5,015	5,658
Sysco Corp.	4.500%	4/1/46	5,115	5,533
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,892	5,605
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	8,913	7,940
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,720	1,731
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	5,720	5,442
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	7,369	7,114
Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	33,279	32,297
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	34,435	31,550
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	29,800	25,912
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	35,086	28,852
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	15,095	11,605
5 Texas Health Resources	4.330%	11/15/55	1,725	1,840
The Kroger Co.	2.000%	1/15/19	1,600	1,597
The Kroger Co.	2.300%	1/15/19	11,790	11,786
The Kroger Co.	1.500%	9/30/19	4,725	4,657
The Kroger Co.	6.150%	1/15/20	11,699	12,550
The Kroger Co.	3.300%	1/15/21	4,282	4,367
The Kroger Co.	2.600%	2/1/21	3,594	3,583
The Kroger Co.	3.400%	4/15/22	3,683	3,771
The Kroger Co.	2.800%	8/1/22	2,375	2,359
The Kroger Co.	3.850%	8/1/23	6,340	6,587
The Kroger Co.	4.000%	2/1/24	5,186	5,360
The Kroger Co.	3.500%	2/1/26	4,300	4,260
The Kroger Co.	2.650%	10/15/26	10,075	9,392
The Kroger Co.	3.700%	8/1/27	5,200	5,236
The Kroger Co.	7.700%	6/1/29	8,550	11,227
The Kroger Co.	8.000%	9/15/29	4,185	5,549
The Kroger Co.	7.500%	4/1/31	4,820	6,345
The Kroger Co.	6.900%	4/15/38	5,094	6,546
The Kroger Co.	5.400%	7/15/40	2,018	2,233
The Kroger Co.	5.000%	4/15/42	1,425	1,498
The Kroger Co.	5.150%	8/1/43	2,155	2,302
The Kroger Co.	3.875%	10/15/46	5,290	4,869
The Pepsi Bottling Group Inc.	7.000%	3/1/29	9,965	13,445
Thermo Fisher Scientific Inc.	2.150%	12/14/18	3,525	3,528
Thermo Fisher Scientific Inc.	2.400%	2/1/19	9,262	9,264
Thermo Fisher Scientific Inc.	4.700%	5/1/20	750	787
Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,800	9,297
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,296	7,499
Thermo Fisher Scientific Inc.	3.300%	2/15/22	8,805	8,973
Thermo Fisher Scientific Inc.	3.150%	1/15/23	4,465	4,510
Thermo Fisher Scientific Inc.	3.000%	4/15/23	10,600	10,644
Thermo Fisher Scientific Inc.	4.150%	2/1/24	7,039	7,464
Thermo Fisher Scientific Inc.	3.650%	12/15/25	8,375	8,623
Thermo Fisher Scientific Inc.	2.950%	9/19/26	13,780	13,423

82

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thermo Fisher Scientific Inc.	3.200%	8/15/27	8,475	8,396
Thermo Fisher Scientific Inc.	5.300%	2/1/44	7,076	8,436
Thermo Fisher Scientific Inc.	4.100%	8/15/47	6,675	6,868
Trinity Health Corp.	4.125%	12/1/45	6,690	7,070
Tupperware Brands Corp.	4.750%	6/1/21	5,960	6,248
Tyson Foods Inc.	2.650%	8/15/19	12,731	12,798
Tyson Foods Inc.	2.250%	8/23/21	2,000	1,973
Tyson Foods Inc.	4.500%	6/15/22	16,708	17,834
Tyson Foods Inc.	3.950%	8/15/24	14,883	15,667
Tyson Foods Inc.	3.550%	6/2/27	14,565	14,805
Tyson Foods Inc.	4.875%	8/15/34	9,929	11,138
Tyson Foods Inc.	5.150%	8/15/44	3,950	4,630
Tyson Foods Inc.	4.550%	6/2/47	8,525	9,294
Unilever Capital Corp.	4.800%	2/15/19	6,986	7,189
Unilever Capital Corp.	2.200%	3/6/19	3,500	3,505
Unilever Capital Corp.	2.100%	7/30/20	7,700	7,673
Unilever Capital Corp.	4.250%	2/10/21	10,820	11,405
Unilever Capital Corp.	1.375%	7/28/21	8,830	8,515
Unilever Capital Corp.	2.600%	5/5/24	11,975	11,816
Unilever Capital Corp.	3.100%	7/30/25	7,200	7,280
Unilever Capital Corp.	2.000%	7/28/26	10,125	9,340
Unilever Capital Corp.	5.900%	11/15/32	4,300	5,567
Whirlpool Corp.	2.400%	3/1/19	5,000	5,012
Whirlpool Corp.	4.850%	6/15/21	2,763	2,952
Whirlpool Corp.	4.700%	6/1/22	4,030	4,326
Whirlpool Corp.	4.000%	3/1/24	2,734	2,872
Whirlpool Corp.	3.700%	5/1/25	2,655	2,723
Whirlpool Corp.	4.500%	6/1/46	6,482	6,807
Wyeth LLC	7.250%	3/1/23	2,400	2,896
Wyeth LLC	6.450%	2/1/24	5,575	6,728
Wyeth LLC	6.500%	2/1/34	6,675	9,097
Wyeth LLC	6.000%	2/15/36	5,440	7,232
Wyeth LLC	5.950%	4/1/37	33,368	44,779
Zeneca Wilmington Inc.	7.000%	11/15/23	4,275	5,136
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,850	1,920
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	27,550	27,592
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	5,775	5,857
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	8,925	8,853
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	23,455	23,462
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	1,650	1,924
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	4,345	4,335
Zoetis Inc.	3.450%	11/13/20	5,000	5,114
Zoetis Inc.	3.250%	2/1/23	13,920	14,139
Zoetis Inc.	4.500%	11/13/25	5,200	5,657
Zoetis Inc.	3.000%	9/12/27	7,564	7,386
Zoetis Inc.	4.700%	2/1/43	12,203	13,664
Zoetis Inc.	3.950%	9/12/47	4,550	4,635
Energy (2.6%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	3,650	4,693
Anadarko Finance Co.	7.500%	5/1/31	8,711	11,172
Anadarko Petroleum Corp.	8.700%	3/15/19	350	375
Anadarko Petroleum Corp.	6.950%	6/15/19	1,000	1,062
Anadarko Petroleum Corp.	4.850%	3/15/21	2,225	2,350
Anadarko Petroleum Corp.	3.450%	7/15/24	7,578	7,515
Anadarko Petroleum Corp.	5.550%	3/15/26	23,563	26,383
Anadarko Petroleum Corp.	6.450%	9/15/36	17,521	21,547
Anadarko Petroleum Corp.	7.950%	6/15/39	3,405	4,638
Anadarko Petroleum Corp.	6.200%	3/15/40	13,765	16,541
Anadarko Petroleum Corp.	4.500%	7/15/44	1,040	1,022
Anadarko Petroleum Corp.	6.600%	3/15/46	10,475	13,365
Andeavor	5.375%	10/1/22	2,000	2,065
10 Andeavor	4.750%	12/15/23	25,705	27,633
Andeavor	5.125%	4/1/24	1,000	1,047

83

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
10 Andeavor	5.125%	12/15/26	24,210	26,631
Andeavor	3.800%	4/1/28	5,200	5,211
Andeavor	4.500%	4/1/48	6,000	6,066
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	2,100	2,089
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	4,550	4,595
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.200%	12/1/47	5,500	5,720
Apache Corp.	3.625%	2/1/21	5,600	5,729
Apache Corp.	3.250%	4/15/22	6,038	6,082
Apache Corp.	2.625%	1/15/23	1,175	1,148
Apache Corp.	6.000%	1/15/37	18,507	21,787
Apache Corp.	5.100%	9/1/40	12,872	13,922
Apache Corp.	5.250%	2/1/42	10,500	11,498
Apache Corp.	4.750%	4/15/43	9,206	9,532
Apache Finance Canada Corp.	7.750%	12/15/29	5,215	6,788
Baker Hughes a GE Co. LLC	3.200%	8/15/21	10,277	10,465
Baker Hughes a GE Co. LLC	5.125%	9/15/40	13,655	16,037
10 Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	2.773%	12/15/22	5,250	5,242
10 Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	3.337%	12/15/27	12,000	11,973
10 Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	4.080%	12/15/47	9,850	10,013
Boardwalk Pipelines LP	5.750%	9/15/19	50	52
Boardwalk Pipelines LP	3.375%	2/1/23	3,425	3,389
Boardwalk Pipelines LP	4.950%	12/15/24	8,250	8,745
Boardwalk Pipelines LP	5.950%	6/1/26	12,160	13,550
Boardwalk Pipelines LP	4.450%	7/15/27	8,500	8,622
BP Capital Markets plc	4.750%	3/10/19	12,410	12,794
BP Capital Markets plc	1.676%	5/3/19	2,200	2,189
BP Capital Markets plc	2.237%	5/10/19	33,246	33,296
BP Capital Markets plc	1.768%	9/19/19	5,200	5,162
BP Capital Markets plc	2.315%	2/13/20	16,368	16,413
BP Capital Markets plc	4.742%	3/11/21	17,428	18,654
BP Capital Markets plc	2.112%	9/16/21	9,339	9,216
BP Capital Markets plc	3.561%	11/1/21	14,930	15,496
BP Capital Markets plc	3.062%	3/17/22	4,075	4,158
BP Capital Markets plc	3.245%	5/6/22	20,261	20,807
BP Capital Markets plc	2.520%	9/19/22	7,950	7,917
BP Capital Markets plc	2.500%	11/6/22	14,382	14,288
BP Capital Markets plc	2.750%	5/10/23	24,150	24,204
BP Capital Markets plc	3.994%	9/26/23	5,800	6,160
BP Capital Markets plc	3.216%	11/28/23	15,800	16,134
BP Capital Markets plc	3.814%	2/10/24	5,972	6,284
BP Capital Markets plc	3.224%	4/14/24	200	204
BP Capital Markets plc	3.535%	11/4/24	23,595	24,526
BP Capital Markets plc	3.506%	3/17/25	14,377	14,878
BP Capital Markets plc	3.119%	5/4/26	6,507	6,554
BP Capital Markets plc	3.017%	1/16/27	3,620	3,573
BP Capital Markets plc	3.279%	9/19/27	17,675	17,843
BP Capital Markets plc	3.723%	11/28/28	13,680	14,264
Buckeye Partners LP	2.650%	11/15/18	6,900	6,913
Buckeye Partners LP	4.875%	2/1/21	150	157
Buckeye Partners LP	4.150%	7/1/23	4,175	4,325
Buckeye Partners LP	4.350%	10/15/24	400	410
Buckeye Partners LP	3.950%	12/1/26	8,200	8,010
Buckeye Partners LP	4.125%	12/1/27	3,100	3,064
Buckeye Partners LP	5.850%	11/15/43	6,300	6,791
Buckeye Partners LP	5.600%	10/15/44	1,725	1,798
Burlington Resources Finance Co.	7.200%	8/15/31	1,100	1,501
Burlington Resources Finance Co.	7.400%	12/1/31	5,150	7,177
Canadian Natural Resources Ltd.	3.450%	11/15/21	5,663	5,800
Canadian Natural Resources Ltd.	2.950%	1/15/23	13,630	13,551
Canadian Natural Resources Ltd.	3.800%	4/15/24	4,823	4,949
Canadian Natural Resources Ltd.	3.900%	2/1/25	140	143

84

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian Natural Resources Ltd.	3.850%	6/1/27	13,866	14,158
Canadian Natural Resources Ltd.	7.200%	1/15/32	5,393	6,841
Canadian Natural Resources Ltd.	6.450%	6/30/33	5,865	7,150
Canadian Natural Resources Ltd.	5.850%	2/1/35	3,445	4,048
Canadian Natural Resources Ltd.	6.500%	2/15/37	6,897	8,588
Canadian Natural Resources Ltd.	6.250%	3/15/38	10,964	13,670
Canadian Natural Resources Ltd.	6.750%	2/1/39	4,454	5,706
Canadian Natural Resources Ltd.	4.950%	6/1/47	5,950	6,588
Cenovus Energy Inc.	5.700%	10/15/19	15,625	16,426
Cenovus Energy Inc.	3.000%	8/15/22	7,000	6,939
Cenovus Energy Inc.	3.800%	9/15/23	16,850	17,208
Cenovus Energy Inc.	4.250%	4/15/27	11,125	11,042
Cenovus Energy Inc.	5.250%	6/15/37	10,400	10,660
Cenovus Energy Inc.	6.750%	11/15/39	12,451	14,863
Cenovus Energy Inc.	4.450%	9/15/42	1,414	1,301
Cenovus Energy Inc.	5.200%	9/15/43	7,405	7,442
Cenovus Energy Inc.	5.400%	6/15/47	17,325	18,105
Chevron Corp.	1.790%	11/16/18	11,300	11,286
Chevron Corp.	1.686%	2/28/19	6,000	5,980
Chevron Corp.	4.950%	3/3/19	21,150	21,842
Chevron Corp.	1.561%	5/16/19	16,250	16,147
Chevron Corp.	2.193%	11/15/19	13,000	13,024
Chevron Corp.	1.961%	3/3/20	20,893	20,810
Chevron Corp.	1.991%	3/3/20	6,395	6,354
Chevron Corp.	2.427%	6/24/20	7,092	7,131
Chevron Corp.	2.419%	11/17/20	11,224	11,273
Chevron Corp.	2.100%	5/16/21	17,940	17,798
Chevron Corp.	2.411%	3/3/22	8,835	8,809
Chevron Corp.	2.498%	3/3/22	7,340	7,347
Chevron Corp.	2.355%	12/5/22	17,691	17,553
Chevron Corp.	3.191%	6/24/23	17,240	17,673
Chevron Corp.	2.895%	3/3/24	12,895	12,982
Chevron Corp.	3.326%	11/17/25	1,200	1,238
Chevron Corp.	2.954%	5/16/26	21,000	20,937
Cimarex Energy Co.	4.375%	6/1/24	13,700	14,541
Cimarex Energy Co.	3.900%	5/15/27	17,596	17,983
Columbia Pipeline Group Inc.	3.300%	6/1/20	1,535	1,553
Columbia Pipeline Group Inc.	4.500%	6/1/25	16,375	17,441
Columbia Pipeline Group Inc.	5.800%	6/1/45	5,875	7,282
Concho Resources Inc.	3.750%	10/1/27	11,900	12,019
Concho Resources Inc.	4.875%	10/1/47	4,500	4,916
ConocoPhillips	5.900%	10/15/32	12,526	15,488
ConocoPhillips	5.900%	5/15/38	4,712	6,191
ConocoPhillips	6.500%	2/1/39	18,107	25,339
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	5,270	6,727
ConocoPhillips Co.	2.200%	5/15/20	1,175	1,171
ConocoPhillips Co.	4.200%	3/15/21	9,160	9,585
ConocoPhillips Co.	2.875%	11/15/21	13,468	13,569
ConocoPhillips Co.	2.400%	12/15/22	11,655	11,497
ConocoPhillips Co.	3.350%	11/15/24	5,081	5,224
ConocoPhillips Co.	3.350%	5/15/25	250	256
ConocoPhillips Co.	4.950%	3/15/26	24,854	28,209
ConocoPhillips Co.	4.150%	11/15/34	23,371	24,792
ConocoPhillips Co.	4.300%	11/15/44	6,162	6,718
ConocoPhillips Co.	5.950%	3/15/46	7,024	9,474
ConocoPhillips Holding Co.	6.950%	4/15/29	8,459	11,072
Devon Energy Corp.	4.000%	7/15/21	5,365	5,585
Devon Energy Corp.	3.250%	5/15/22	19,197	19,530
Devon Energy Corp.	5.850%	12/15/25	2,200	2,565
Devon Energy Corp.	7.950%	4/15/32	6,430	8,786
Devon Energy Corp.	5.600%	7/15/41	11,274	13,257
Devon Energy Corp.	4.750%	5/15/42	10,951	11,650
Devon Energy Corp.	5.000%	6/15/45	8,498	9,446
Devon Financing Co. LLC	7.875%	9/30/31	15,336	21,028

85

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	5,250	5,289
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	13,725	13,887
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	7,650	7,813
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	5,650	6,263
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	4,975	5,435
Enable Midstream Partners LP	2.400%	5/15/19	4,000	3,978
Enable Midstream Partners LP	3.900%	5/15/24	9,994	10,002
Enable Midstream Partners LP	4.400%	3/15/27	10,950	11,153
Enable Midstream Partners LP	5.000%	5/15/44	1,225	1,203
Enbridge Energy Partners LP	9.875%	3/1/19	8,235	8,880
Enbridge Energy Partners LP	4.375%	10/15/20	1,480	1,544
Enbridge Energy Partners LP	4.200%	9/15/21	478	497
Enbridge Energy Partners LP	5.875%	10/15/25	3,300	3,730
Enbridge Energy Partners LP	7.500%	4/15/38	11,285	14,625
Enbridge Energy Partners LP	5.500%	9/15/40	8,270	9,072
Enbridge Energy Partners LP	7.375%	10/15/45	4,116	5,473
Enbridge Inc.	2.900%	7/15/22	6,500	6,447
Enbridge Inc.	4.250%	12/1/26	12,450	12,990
Enbridge Inc.	3.700%	7/15/27	10,900	10,922
Enbridge Inc.	4.500%	6/10/44	4,200	4,329
Enbridge Inc.	5.500%	12/1/46	10,350	12,445
Encana Corp.	6.500%	5/15/19	5,525	5,802
Encana Corp.	3.900%	11/15/21	6,892	7,085
Encana Corp.	8.125%	9/15/30	1,300	1,754
Encana Corp.	6.500%	8/15/34	17,868	22,104
Encana Corp.	6.625%	8/15/37	1,198	1,519
Encana Corp.	6.500%	2/1/38	10,300	12,951
Energy Transfer LP	9.000%	4/15/19	21,088	22,753
Energy Transfer LP	4.150%	10/1/20	8,051	8,306
Energy Transfer LP	4.650%	6/1/21	4,800	5,030
Energy Transfer LP	5.200%	2/1/22	6,466	6,892
Energy Transfer LP	3.600%	2/1/23	24,931	24,994
Energy Transfer LP	4.900%	2/1/24	1,620	1,707
Energy Transfer LP	4.050%	3/15/25	12,075	12,064
Energy Transfer LP	4.750%	1/15/26	14,500	15,054
Energy Transfer LP	4.200%	4/15/27	5,700	5,633
Energy Transfer LP	8.250%	11/15/29	10	13
Energy Transfer LP	4.900%	3/15/35	4,195	4,131
Energy Transfer LP	6.625%	10/15/36	3,495	4,004
Energy Transfer LP	7.500%	7/1/38	7,457	9,242
Energy Transfer LP	6.050%	6/1/41	4,450	4,731
Energy Transfer LP	6.500%	2/1/42	16,219	18,314
Energy Transfer LP	5.150%	2/1/43	1,524	1,473
Energy Transfer LP	5.950%	10/1/43	4,685	4,971
Energy Transfer LP	5.150%	3/15/45	3,978	3,851
Energy Transfer LP	6.125%	12/15/45	11,050	11,958
Energy Transfer LP	5.300%	4/15/47	5,655	5,602
EnLink Midstream Partners LP	2.700%	4/1/19	750	749
EnLink Midstream Partners LP	4.400%	4/1/24	16,575	17,037
EnLink Midstream Partners LP	4.150%	6/1/25	5,299	5,347
EnLink Midstream Partners LP	4.850%	7/15/26	11,150	11,673
EnLink Midstream Partners LP	5.600%	4/1/44	6,520	6,865
EnLink Midstream Partners LP	5.450%	6/1/47	3,000	3,156
Enterprise Products Operating LLC	6.500%	1/31/19	9,494	9,911
Enterprise Products Operating LLC	2.550%	10/15/19	11,285	11,319
Enterprise Products Operating LLC	5.250%	1/31/20	895	942
Enterprise Products Operating LLC	5.200%	9/1/20	3,258	3,471
Enterprise Products Operating LLC	2.850%	4/15/21	1,010	1,018
Enterprise Products Operating LLC	4.050%	2/15/22	475	498
Enterprise Products Operating LLC	3.350%	3/15/23	11,461	11,678
Enterprise Products Operating LLC	3.900%	2/15/24	18,781	19,587
Enterprise Products Operating LLC	3.750%	2/15/25	16,798	17,290
Enterprise Products Operating LLC	3.700%	2/15/26	4,596	4,698
Enterprise Products Operating LLC	3.950%	2/15/27	4,250	4,424

86

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	6.875%	3/1/33	5,493	7,155
Enterprise Products Operating LLC	6.650%	10/15/34	1,485	1,913
Enterprise Products Operating LLC	7.550%	4/15/38	2,994	4,209
Enterprise Products Operating LLC	6.125%	10/15/39	5,335	6,682
Enterprise Products Operating LLC	6.450%	9/1/40	743	969
Enterprise Products Operating LLC	5.950%	2/1/41	5,421	6,691
Enterprise Products Operating LLC	5.700%	2/15/42	6,995	8,609
Enterprise Products Operating LLC	4.850%	8/15/42	8,090	8,835
Enterprise Products Operating LLC	4.450%	2/15/43	19,042	19,646
Enterprise Products Operating LLC	4.850%	3/15/44	24,075	26,411
Enterprise Products Operating LLC	5.100%	2/15/45	2,042	2,319
Enterprise Products Operating LLC	4.900%	5/15/46	16,845	18,630
Enterprise Products Operating LLC	4.950%	10/15/54	4,320	4,706
5 Enterprise Products Operating LLC	5.250%	8/16/77	3,075	3,045
EOG Resources Inc.	5.625%	6/1/19	1,006	1,052
EOG Resources Inc.	2.450%	4/1/20	70	70
EOG Resources Inc.	4.400%	6/1/20	9,220	9,616
EOG Resources Inc.	4.100%	2/1/21	9,535	9,948
EOG Resources Inc.	2.625%	3/15/23	16,428	16,199
EOG Resources Inc.	3.150%	4/1/25	7,750	7,703
EOG Resources Inc.	4.150%	1/15/26	4,300	4,561
EOG Resources Inc.	3.900%	4/1/35	4,976	5,106
EQT Corp.	8.125%	6/1/19	4,400	4,741
EQT Corp.	2.500%	10/1/20	2,850	2,828
EQT Corp.	4.875%	11/15/21	6,500	6,936
EQT Corp.	3.000%	10/1/22	4,275	4,218
EQT Corp.	3.900%	10/1/27	11,275	11,180
EQT Midstream Partners LP	4.000%	8/1/24	3,210	3,216
EQT Midstream Partners LP	4.125%	12/1/26	4,800	4,779
Exxon Mobil Corp.	1.819%	3/15/19	2,628	2,621
Exxon Mobil Corp.	1.912%	3/6/20	8,781	8,740
Exxon Mobil Corp.	2.222%	3/1/21	24,195	24,150
Exxon Mobil Corp.	2.397%	3/6/22	28,653	28,645
Exxon Mobil Corp.	2.726%	3/1/23	29,450	29,630
Exxon Mobil Corp.	2.709%	3/6/25	19,154	19,040
Exxon Mobil Corp.	3.043%	3/1/26	12,743	12,939
Exxon Mobil Corp.	3.567%	3/6/45	8,825	8,876
Exxon Mobil Corp.	4.114%	3/1/46	22,200	24,673
Halliburton Co.	3.500%	8/1/23	4,442	4,559
Halliburton Co.	3.800%	11/15/25	44,950	46,607
Halliburton Co.	4.850%	11/15/35	14,566	16,328
Halliburton Co.	6.700%	9/15/38	10,140	13,532
Halliburton Co.	7.450%	9/15/39	4,984	7,128
Halliburton Co.	4.500%	11/15/41	4,371	4,605
Halliburton Co.	4.750%	8/1/43	9,500	10,372
Halliburton Co.	5.000%	11/15/45	20,125	23,068
Helmerich & Payne International Drilling Co.	4.650%	3/15/25	3,500	3,677
Hess Corp.	3.500%	7/15/24	5,050	4,982
Hess Corp.	4.300%	4/1/27	7,600	7,614
Hess Corp.	7.875%	10/1/29	5,983	7,385
Hess Corp.	7.300%	8/15/31	4,428	5,334
Hess Corp.	7.125%	3/15/33	4,642	5,615
Hess Corp.	6.000%	1/15/40	16,051	17,582
Hess Corp.	5.600%	2/15/41	12,813	13,798
Hess Corp.	5.800%	4/1/47	6,500	7,194
HollyFrontier Corp.	5.875%	4/1/26	2,520	2,805
Husky Energy Inc.	6.150%	6/15/19	650	682
Husky Energy Inc.	7.250%	12/15/19	6,216	6,746
Husky Energy Inc.	3.950%	4/15/22	12,571	13,015
Husky Energy Inc.	4.000%	4/15/24	15,363	15,918
Husky Energy Inc.	6.800%	9/15/37	2,716	3,525
Kerr-McGee Corp.	6.950%	7/1/24	9,295	10,958
Kerr-McGee Corp.	7.875%	9/15/31	3,124	4,131
Kinder Morgan Energy Partners LP	2.650%	2/1/19	25,275	25,285

87

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	6.850%	2/15/20	5,358	5,808
Kinder Morgan Energy Partners LP	6.500%	4/1/20	2,200	2,371
Kinder Morgan Energy Partners LP	3.500%	3/1/21	7,535	7,678
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,985	6,488
Kinder Morgan Energy Partners LP	5.000%	10/1/21	12,450	13,264
Kinder Morgan Energy Partners LP	4.150%	3/1/22	6,125	6,341
Kinder Morgan Energy Partners LP	3.950%	9/1/22	8,400	8,625
Kinder Morgan Energy Partners LP	3.450%	2/15/23	6,880	6,910
Kinder Morgan Energy Partners LP	3.500%	9/1/23	13,399	13,389
Kinder Morgan Energy Partners LP	4.150%	2/1/24	450	466
Kinder Morgan Energy Partners LP	4.300%	5/1/24	16,470	17,141
Kinder Morgan Energy Partners LP	4.250%	9/1/24	1,770	1,832
Kinder Morgan Energy Partners LP	7.400%	3/15/31	135	165
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,694	3,352
Kinder Morgan Energy Partners LP	5.800%	3/15/35	4,749	5,269
Kinder Morgan Energy Partners LP	6.500%	2/1/37	22,141	25,851
Kinder Morgan Energy Partners LP	6.950%	1/15/38	4,614	5,755
Kinder Morgan Energy Partners LP	6.500%	9/1/39	5,995	7,058
Kinder Morgan Energy Partners LP	6.550%	9/15/40	6,025	7,106
Kinder Morgan Energy Partners LP	7.500%	11/15/40	6,381	8,124
Kinder Morgan Energy Partners LP	5.625%	9/1/41	12,217	12,998
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,095	2,130
Kinder Morgan Energy Partners LP	4.700%	11/1/42	11,474	11,124
Kinder Morgan Energy Partners LP	5.000%	3/1/43	3,391	3,418
Kinder Morgan Energy Partners LP	5.500%	3/1/44	11,077	11,840
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,759	1,841
Kinder Morgan Inc.	3.050%	12/1/19	11,183	11,232
Kinder Morgan Inc.	3.150%	1/15/23	2,890	2,863
Kinder Morgan Inc.	4.300%	6/1/25	11,625	12,100
Kinder Morgan Inc.	7.800%	8/1/31	4,350	5,608
Kinder Morgan Inc.	7.750%	1/15/32	9,603	12,352
Kinder Morgan Inc.	5.300%	12/1/34	12,270	13,028
Kinder Morgan Inc.	5.550%	6/1/45	23,414	25,494
Kinder Morgan Inc.	5.050%	2/15/46	150	156
Magellan Midstream Partners LP	6.550%	7/15/19	9,765	10,342
Magellan Midstream Partners LP	4.250%	2/1/21	3,945	4,111
Magellan Midstream Partners LP	5.000%	3/1/26	8,350	9,286
Magellan Midstream Partners LP	5.150%	10/15/43	176	198
Magellan Midstream Partners LP	4.250%	9/15/46	4,150	4,224
Magellan Midstream Partners LP	4.200%	10/3/47	8,450	8,530
Marathon Oil Corp.	2.700%	6/1/20	6,761	6,756
Marathon Oil Corp.	2.800%	11/1/22	18,041	17,772
Marathon Oil Corp.	3.850%	6/1/25	11,125	11,294
Marathon Oil Corp.	4.400%	7/15/27	5,952	6,219
Marathon Oil Corp.	6.800%	3/15/32	7,393	8,941
Marathon Oil Corp.	6.600%	10/1/37	5,788	7,224
Marathon Oil Corp.	5.200%	6/1/45	9,975	10,962
Marathon Petroleum Corp.	3.400%	12/15/20	5,725	5,849
Marathon Petroleum Corp.	5.125%	3/1/21	11,967	12,812
Marathon Petroleum Corp.	3.625%	9/15/24	7,375	7,516
Marathon Petroleum Corp.	6.500%	3/1/41	12,790	16,010
Marathon Petroleum Corp.	4.750%	9/15/44	2,127	2,181
Marathon Petroleum Corp.	5.850%	12/15/45	1,459	1,680
Marathon Petroleum Corp.	5.000%	9/15/54	3,252	3,294
MPLX LP	5.500%	2/15/23	5	5
MPLX LP	4.500%	7/15/23	22,232	23,457
MPLX LP	4.875%	12/1/24	30,410	32,663
MPLX LP	4.000%	2/15/25	3,700	3,770
MPLX LP	4.875%	6/1/25	3,473	3,718
MPLX LP	4.125%	3/1/27	12,800	13,065
MPLX LP	5.200%	3/1/47	6,400	6,972
Nabors Industries Inc.	6.150%	2/15/18	14,369	14,416
Nabors Industries Inc.	9.250%	1/15/19	2,450	2,594
National Fuel Gas Co.	4.900%	12/1/21	1,062	1,114

88

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Fuel Gas Co.	3.750%	3/1/23	3,660	3,685
National Fuel Gas Co.	5.200%	7/15/25	1,200	1,284
National Fuel Gas Co.	3.950%	9/15/27	2,500	2,483
National Oilwell Varco Inc.	2.600%	12/1/22	26,391	25,776
National Oilwell Varco Inc.	3.950%	12/1/42	8,373	7,386
Noble Energy Inc.	5.625%	5/1/21	53	54
Noble Energy Inc.	4.150%	12/15/21	11,224	11,711
Noble Energy Inc.	3.900%	11/15/24	3,850	3,956
Noble Energy Inc.	3.850%	1/15/28	7,025	7,046
Noble Energy Inc.	6.000%	3/1/41	15,743	18,653
Noble Energy Inc.	5.250%	11/15/43	8,127	8,844
Noble Energy Inc.	5.050%	11/15/44	2,900	3,098
Noble Energy Inc.	4.950%	8/15/47	6,300	6,672
Occidental Petroleum Corp.	4.100%	2/1/21	23,816	24,868
Occidental Petroleum Corp.	3.125%	2/15/22	6,990	7,156
Occidental Petroleum Corp.	2.700%	2/15/23	10,278	10,246
Occidental Petroleum Corp.	3.500%	6/15/25	4,470	4,617
Occidental Petroleum Corp.	3.400%	4/15/26	9,309	9,549
Occidental Petroleum Corp.	4.625%	6/15/45	8,056	9,074
Occidental Petroleum Corp.	4.400%	4/15/46	14,853	16,392
Occidental Petroleum Corp.	4.100%	2/15/47	5,800	6,165
Oceaneering International Inc.	4.650%	11/15/24	7,326	7,135
ONEOK Inc.	7.500%	9/1/23	7,900	9,400
ONEOK Inc.	4.000%	7/13/27	2,800	2,843
ONEOK Inc.	6.000%	6/15/35	1,000	1,151
ONEOK Inc.	4.950%	7/13/47	10,925	11,370
ONEOK Partners LP	8.625%	3/1/19	10,450	11,158
ONEOK Partners LP	3.375%	10/1/22	12,987	13,083
ONEOK Partners LP	4.900%	3/15/25	6,969	7,484
ONEOK Partners LP	6.650%	10/1/36	14,169	17,396
ONEOK Partners LP	6.850%	10/15/37	6,550	8,219
ONEOK Partners LP	6.125%	2/1/41	4,795	5,577
Petro-Canada	5.350%	7/15/33	4,725	5,558
Petro-Canada	5.950%	5/15/35	8,430	10,615
Petro-Canada	6.800%	5/15/38	8,838	12,120
Phillips 66	4.300%	4/1/22	14,510	15,324
Phillips 66	4.650%	11/15/34	4,994	5,464
Phillips 66	5.875%	5/1/42	14,336	18,273
Phillips 66	4.875%	11/15/44	25,681	29,252
Phillips 66 Partners LP	2.646%	2/15/20	1,942	1,938
Phillips 66 Partners LP	3.605%	2/15/25	8,008	8,053
Phillips 66 Partners LP	3.550%	10/1/26	1,600	1,582
Phillips 66 Partners LP	3.750%	3/1/28	3,300	3,288
Phillips 66 Partners LP	4.680%	2/15/45	5,050	5,181
Phillips 66 Partners LP	4.900%	10/1/46	4,700	4,952
Pioneer Natural Resources Co.	3.450%	1/15/21	3,100	3,172
Pioneer Natural Resources Co.	3.950%	7/15/22	8,310	8,651
Pioneer Natural Resources Co.	4.450%	1/15/26	15,000	16,061
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	100	99
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	9,656	10,166
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	3,037	3,184
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	3,854	3,868
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	18,103	17,310
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	3,834	3,814
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	22,615	21,967
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	3,458	3,555
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	7,500	7,636
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,975	2,253
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	7,525	7,318
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	13,247	11,630
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	4,310	4,024
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	100	96
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	162	173

89

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	8,910	9,701
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	20,850	22,205
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	14,300	14,800
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	5,779	5,815
Sabine Pass Liquefaction LLC	5.625%	2/1/21	32,337	34,560
Sabine Pass Liquefaction LLC	6.250%	3/15/22	14,375	15,938
Sabine Pass Liquefaction LLC	5.625%	4/15/23	19,148	20,919
Sabine Pass Liquefaction LLC	5.750%	5/15/24	26,950	29,847
Sabine Pass Liquefaction LLC	5.625%	3/1/25	24,850	27,335
Sabine Pass Liquefaction LLC	5.875%	6/30/26	26,927	30,024
Sabine Pass Liquefaction LLC	5.000%	3/15/27	6,709	7,145
Sabine Pass Liquefaction LLC	4.200%	3/15/28	14,250	14,464
Schlumberger Investment SA	3.650%	12/1/23	13,205	13,856
Shell International Finance BV	1.375%	5/10/19	23,350	23,124
Shell International Finance BV	1.375%	9/12/19	18,200	17,978
Shell International Finance BV	4.300%	9/22/19	26,850	27,831
Shell International Finance BV	4.375%	3/25/20	7,874	8,241
Shell International Finance BV	2.125%	5/11/20	13,075	13,047
Shell International Finance BV	2.250%	11/10/20	2,540	2,538
Shell International Finance BV	1.875%	5/10/21	23,000	22,636
Shell International Finance BV	1.750%	9/12/21	13,615	13,281
Shell International Finance BV	2.375%	8/21/22	7,641	7,568
Shell International Finance BV	2.250%	1/6/23	12,453	12,230
Shell International Finance BV	3.400%	8/12/23	8,470	8,781
Shell International Finance BV	3.250%	5/11/25	19,022	19,543
Shell International Finance BV	2.875%	5/10/26	29,700	29,556
Shell International Finance BV	2.500%	9/12/26	18,075	17,503
Shell International Finance BV	4.125%	5/11/35	21,855	23,907
Shell International Finance BV	6.375%	12/15/38	25,567	35,737
Shell International Finance BV	5.500%	3/25/40	6,978	8,877
Shell International Finance BV	3.625%	8/21/42	6,400	6,401
Shell International Finance BV	4.550%	8/12/43	13,096	14,966
Shell International Finance BV	4.375%	5/11/45	29,884	33,591
Shell International Finance BV	4.000%	5/10/46	22,061	23,402
Shell International Finance BV	3.750%	9/12/46	24,732	25,241
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	6,443	6,721
Spectra Energy Partners LP	4.750%	3/15/24	4,450	4,810
Spectra Energy Partners LP	3.500%	3/15/25	13,680	13,702
Spectra Energy Partners LP	3.375%	10/15/26	3,090	3,037
Spectra Energy Partners LP	5.950%	9/25/43	540	661
Spectra Energy Partners LP	4.500%	3/15/45	11,300	11,690
Suncor Energy Inc.	3.600%	12/1/24	1,165	1,192
Suncor Energy Inc.	7.150%	2/1/32	4,903	6,469
Suncor Energy Inc.	5.950%	12/1/34	260	326
Suncor Energy Inc.	6.500%	6/15/38	18,758	25,063
Suncor Energy Inc.	6.850%	6/1/39	1,859	2,575
Suncor Energy Inc.	4.000%	11/15/47	7,650	7,832
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	22,400	23,287
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,664	1,655
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	2,050	2,091
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	6,600	7,362
Sunoco Logistics Partners Operations LP	4.000%	10/1/27	8,300	8,149
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	10,440	11,007
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	975	915
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	12,828	12,678
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	6,823	6,761
Sunoco Logistics Partners Operations LP	5.400%	10/1/47	8,150	8,217
TC PipeLines LP	3.900%	5/25/27	6,600	6,628
10 TechnipFMC plc	3.450%	10/1/22	1,292	1,286
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,580	1,877

90

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	2,220	2,680
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,342	1,734
10 Texas Eastern Transmission LP	2.800%	10/15/22	165	163
Texas Eastern Transmission LP	7.000%	7/15/32	5,850	7,540
Tosco Corp.	7.800%	1/1/27	875	1,147
Tosco Corp.	8.125%	2/15/30	17,705	25,267
Total Capital Canada Ltd.	2.750%	7/15/23	22,965	23,065
Total Capital International SA	2.125%	1/10/19	13,160	13,167
Total Capital International SA	2.100%	6/19/19	16,118	16,122
Total Capital International SA	2.750%	6/19/21	26,458	26,760
Total Capital International SA	2.875%	2/17/22	6,315	6,390
Total Capital International SA	2.700%	1/25/23	8,800	8,815
Total Capital International SA	3.700%	1/15/24	20,200	21,266
Total Capital International SA	3.750%	4/10/24	3,485	3,673
Total Capital SA	4.450%	6/24/20	12,765	13,439
Total Capital SA	4.125%	1/28/21	8,506	8,954
TransCanada PipeLines Ltd.	7.125%	1/15/19	1,150	1,208
TransCanada PipeLines Ltd.	2.125%	11/15/19	7,400	7,377
TransCanada PipeLines Ltd.	3.800%	10/1/20	14,955	15,496
TransCanada PipeLines Ltd.	2.500%	8/1/22	11,655	11,558
TransCanada PipeLines Ltd.	3.750%	10/16/23	1,500	1,569
TransCanada PipeLines Ltd.	4.875%	1/15/26	18,277	20,493
TransCanada PipeLines Ltd.	4.625%	3/1/34	8,686	9,697
TransCanada PipeLines Ltd.	5.600%	3/31/34	2,755	3,361
TransCanada PipeLines Ltd.	5.850%	3/15/36	14,260	17,872
TransCanada PipeLines Ltd.	6.200%	10/15/37	16,434	21,655
TransCanada PipeLines Ltd.	7.250%	8/15/38	5,736	8,343
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,588	2,391
TransCanada PipeLines Ltd.	5.000%	10/16/43	16,250	19,217
Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	7,265	9,286
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	618	731
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	650	685
Valero Energy Corp.	9.375%	3/15/19	9,806	10,617
Valero Energy Corp.	6.125%	2/1/20	12,145	13,031
Valero Energy Corp.	3.650%	3/15/25	759	782
Valero Energy Corp.	3.400%	9/15/26	15,830	15,836
Valero Energy Corp.	7.500%	4/15/32	10,621	14,268
Valero Energy Corp.	6.625%	6/15/37	9,953	13,166
Valero Energy Corp.	4.900%	3/15/45	12,735	14,570
Valero Energy Partners LP	4.375%	12/15/26	3,650	3,804
Western Gas Partners LP	5.375%	6/1/21	4,957	5,231
Western Gas Partners LP	4.000%	7/1/22	250	254
Western Gas Partners LP	4.650%	7/1/26	2,200	2,285
Western Gas Partners LP	5.450%	4/1/44	7,400	7,868
Williams Partners LP	5.250%	3/15/20	7,350	7,767
Williams Partners LP	4.000%	11/15/21	4,425	4,576
Williams Partners LP	3.600%	3/15/22	40,785	41,509
Williams Partners LP	3.350%	8/15/22	10,425	10,516
Williams Partners LP	4.500%	11/15/23	3,950	4,174
Williams Partners LP	4.300%	3/4/24	14,623	15,279
Williams Partners LP	3.900%	1/15/25	14,971	15,290
Williams Partners LP	4.000%	9/15/25	7,875	8,077
Williams Partners LP	3.750%	6/15/27	20,124	20,164
Williams Partners LP	6.300%	4/15/40	4,215	5,198
Williams Partners LP	5.800%	11/15/43	14,705	17,249
Williams Partners LP	5.400%	3/4/44	3,400	3,831
Williams Partners LP	4.900%	1/15/45	1,520	1,614
Williams Partners LP	5.100%	9/15/45	14,975	16,304
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	17,868	18,672
Other Industrial (0.1%)
California Institute of Technology GO	4.321%	8/1/45	500	573
California Institute of Technology GO	4.700%	11/1/11	11,300	12,462
CBRE Services Inc.	5.250%	3/15/25	4,975	5,470

91

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBRE Services Inc.	4.875%	3/1/26	12,255	13,284
Cintas Corp. No 2	2.900%	4/1/22	4,625	4,653
Cintas Corp. No 2	3.250%	6/1/22	3,965	4,084
Cintas Corp. No 2	3.700%	4/1/27	10,925	11,355
Fluor Corp.	3.375%	9/15/21	2,170	2,217
Fluor Corp.	3.500%	12/15/24	10,229	10,499
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	8,407	8,684
5 Johns Hopkins University Maryland GO	4.083%	7/1/53	4,025	4,333
5 Massachusetts Institute of Technology GO	3.959%	7/1/38	7,975	8,770
Massachusetts Institute of Technology GO	5.600%	7/1/11	10,671	14,964
Massachusetts Institute of Technology GO	4.678%	7/1/14	5,575	6,509
Massachusetts Institute of Technology GO	3.885%	7/1/16	6,950	6,952
5 Northwestern University Illinois GO	3.662%	12/1/57	3,000	3,095
5 Northwestern University Illinois GO	4.643%	12/1/44	6,125	7,432
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	2,500	2,658
President & Fellows of Harvard College Massachusetts
Revenue	3.300%	7/15/56	2,660	2,623
5 Rice University Texas GO	3.574%	5/15/45	6,160	6,181
Stanford University California GO	3.647%	5/1/48	5,019	5,367
University of Notre Dame du Lac Indiana GO	3.394%	2/15/48	4,300	4,325
5 University of Notre Dame du Lac Indiana GO	3.438%	2/15/45	7,000	7,066
University of Pennsylvania GO	4.674%	9/1/12	10,350	11,538
5 University of Southern California GO	3.028%	10/1/39	9,400	8,856
5 University of Southern California GO	3.841%	10/1/47	12,700	13,543
Yale University Connecticut GO	2.086%	4/15/19	7,865	7,874
Technology (2.4%)
Adobe Systems Inc.	4.750%	2/1/20	9,220	9,705
Adobe Systems Inc.	3.250%	2/1/25	10,725	10,995
Alphabet Inc.	3.625%	5/19/21	13,175	13,781
Altera Corp.	4.100%	11/15/23	7,030	7,551
Amphenol Corp.	2.550%	1/30/19	14,893	14,914
Amphenol Corp.	2.200%	4/1/20	3,950	3,928
Amphenol Corp.	4.000%	2/1/22	490	511
Amphenol Corp.	3.200%	4/1/24	3,650	3,665
Analog Devices Inc.	2.500%	12/5/21	5,375	5,330
Analog Devices Inc.	2.875%	6/1/23	12,650	12,593
Analog Devices Inc.	3.125%	12/5/23	8,916	8,954
Analog Devices Inc.	3.500%	12/5/26	13,525	13,675
Apple Inc.	1.550%	2/8/19	5,550	5,531
Apple Inc.	1.700%	2/22/19	900	898
Apple Inc.	2.100%	5/6/19	17,885	17,929
Apple Inc.	1.100%	8/2/19	18,175	17,991
Apple Inc.	1.500%	9/12/19	11,025	10,933
Apple Inc.	1.800%	11/13/19	11,500	11,453
Apple Inc.	1.550%	2/7/20	13,242	13,080
Apple Inc.	1.900%	2/7/20	7,925	7,888
Apple Inc.	2.000%	5/6/20	7,365	7,340
Apple Inc.	1.800%	5/11/20	9,375	9,283
Apple Inc.	2.000%	11/13/20	13,700	13,613
Apple Inc.	2.250%	2/23/21	33,131	33,086
Apple Inc.	2.850%	5/6/21	62,272	63,297
Apple Inc.	1.550%	8/4/21	19,775	19,191
Apple Inc.	2.150%	2/9/22	18,545	18,505
Apple Inc.	2.500%	2/9/22	22,070	22,091
Apple Inc.	2.300%	5/11/22	14,205	14,086
Apple Inc.	2.700%	5/13/22	26,591	26,803
Apple Inc.	2.400%	1/13/23	6,500	6,434
Apple Inc.	2.850%	2/23/23	16,253	16,451
Apple Inc.	2.400%	5/3/23	58,759	58,134
Apple Inc.	3.000%	2/9/24	7,607	7,694
Apple Inc.	3.450%	5/6/24	14,182	14,702
Apple Inc.	2.850%	5/11/24	23,699	23,775

92

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	2.750%	1/13/25	12,500	12,401
Apple Inc.	2.500%	2/9/25	16,142	15,766
Apple Inc.	3.200%	5/13/25	16,110	16,412
Apple Inc.	3.250%	2/23/26	50,648	51,686
Apple Inc.	2.450%	8/4/26	22,238	21,360
Apple Inc.	3.350%	2/9/27	23,965	24,543
Apple Inc.	3.200%	5/11/27	21,210	21,459
Apple Inc.	2.900%	9/12/27	21,803	21,468
Apple Inc.	3.000%	11/13/27	15,775	15,689
Apple Inc.	4.500%	2/23/36	13,485	15,433
Apple Inc.	3.850%	5/4/43	35,025	36,449
Apple Inc.	4.450%	5/6/44	10,675	12,085
Apple Inc.	3.450%	2/9/45	12,274	11,991
Apple Inc.	4.375%	5/13/45	17,465	19,664
Apple Inc.	4.650%	2/23/46	56,276	65,641
Apple Inc.	3.850%	8/4/46	31,225	32,362
Apple Inc.	4.250%	2/9/47	3,650	4,038
Apple Inc.	3.750%	9/12/47	5,750	5,880
Apple Inc.	3.750%	11/13/47	13,125	13,495
Applied Materials Inc.	2.625%	10/1/20	5,975	6,038
Applied Materials Inc.	4.300%	6/15/21	8,087	8,580
Applied Materials Inc.	3.900%	10/1/25	17,075	18,136
Applied Materials Inc.	3.300%	4/1/27	12,775	12,964
Applied Materials Inc.	5.100%	10/1/35	4,650	5,597
Applied Materials Inc.	5.850%	6/15/41	6,561	8,669
Applied Materials Inc.	4.350%	4/1/47	10,200	11,490
Arrow Electronics Inc.	3.500%	4/1/22	4,350	4,404
Arrow Electronics Inc.	4.500%	3/1/23	2,154	2,253
Arrow Electronics Inc.	3.250%	9/8/24	5,525	5,409
Arrow Electronics Inc.	4.000%	4/1/25	3,710	3,784
Arrow Electronics Inc.	3.875%	1/12/28	6,400	6,363
Autodesk Inc.	3.125%	6/15/20	2,500	2,501
Autodesk Inc.	3.600%	12/15/22	1,675	1,714
Autodesk Inc.	4.375%	6/15/25	2,900	3,051
Autodesk Inc.	3.500%	6/15/27	5,000	4,915
Avnet Inc.	5.875%	6/15/20	120	128
Avnet Inc.	3.750%	12/1/21	1,950	1,977
Avnet Inc.	4.875%	12/1/22	4,875	5,131
Avnet Inc.	4.625%	4/15/26	8,105	8,416
Baidu Inc.	2.750%	6/9/19	11,275	11,292
Baidu Inc.	2.875%	7/6/22	10,000	9,892
Baidu Inc.	3.500%	11/28/22	8,525	8,667
Baidu Inc.	3.625%	7/6/27	8,925	8,812
10 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	28,775	28,603
10 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	9,325	9,122
10 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	36,540	36,286
10 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	18,400	17,744
10 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	26,470	26,343
10 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	12,150	11,607
10 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	50,610	49,778
10 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	14,621	13,933
Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,425	2,505
Broadridge Financial Solutions Inc.	3.400%	6/27/26	4,400	4,310
CA Inc.	5.375%	12/1/19	3,775	3,960
CA Inc.	3.600%	8/1/20	6,475	6,614
CA Inc.	4.700%	3/15/27	4,340	4,496
Cadence Design Systems Inc.	4.375%	10/15/24	975	1,026
Cisco Systems Inc.	4.950%	2/15/19	29,800	30,774
Cisco Systems Inc.	1.600%	2/28/19	21,375	21,272
Cisco Systems Inc.	2.125%	3/1/19	23,481	23,530
Cisco Systems Inc.	1.400%	9/20/19	325	321
Cisco Systems Inc.	4.450%	1/15/20	32,054	33,501
Cisco Systems Inc.	2.450%	6/15/20	15,900	15,983
Cisco Systems Inc.	2.200%	2/28/21	52,303	52,058

93

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cisco Systems Inc.	2.900%	3/4/21	2,150	2,186
Cisco Systems Inc.	1.850%	9/20/21	7,970	7,822
Cisco Systems Inc.	3.000%	6/15/22	57	58
Cisco Systems Inc.	2.600%	2/28/23	2,650	2,652
Cisco Systems Inc.	2.200%	9/20/23	7,550	7,397
Cisco Systems Inc.	3.625%	3/4/24	9,050	9,541
Cisco Systems Inc.	2.950%	2/28/26	1,080	1,082
Cisco Systems Inc.	2.500%	9/20/26	8,800	8,528
Cisco Systems Inc.	5.900%	2/15/39	31,376	42,872
Cisco Systems Inc.	5.500%	1/15/40	13,049	17,168
Citrix Systems Inc.	4.500%	12/1/27	8,250	8,384
Corning Inc.	6.625%	5/15/19	3,860	4,078
Corning Inc.	4.250%	8/15/20	7,474	7,805
Corning Inc.	2.900%	5/15/22	3,675	3,665
Corning Inc.	5.750%	8/15/40	4,231	5,180
Corning Inc.	4.375%	11/15/57	7,925	7,795
10 Dell International LLC / EMC Corp.	5.450%	6/15/23	60,945	65,770
10 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	38,915	39,406
10 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	47,074	49,069
10 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	47,424	52,078
10 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	16,333	20,642
10 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	21,135	27,203
DXC Technology Co.	2.875%	3/27/20	5,610	5,632
DXC Technology Co.	4.250%	4/15/24	11,595	12,072
DXC Technology Co.	4.750%	4/15/27	10,475	11,125
Enterprise Services LLC	7.450%	10/15/29	1,950	2,414
Equifax Inc.	2.300%	6/1/21	10,500	10,215
Equifax Inc.	3.300%	12/15/22	2,000	1,996
Fidelity National Information Services Inc.	3.625%	10/15/20	19,031	19,536
Fidelity National Information Services Inc.	2.250%	8/15/21	10,025	9,865
Fidelity National Information Services Inc.	4.500%	10/15/22	3,000	3,208
Fidelity National Information Services Inc.	3.500%	4/15/23	6,881	7,029
Fidelity National Information Services Inc.	3.875%	6/5/24	1,043	1,080
Fidelity National Information Services Inc.	5.000%	10/15/25	4,133	4,563
Fidelity National Information Services Inc.	3.000%	8/15/26	23,425	22,654
Fidelity National Information Services Inc.	4.500%	8/15/46	6,581	6,836
Fiserv Inc.	2.700%	6/1/20	6,040	6,079
Fiserv Inc.	4.750%	6/15/21	175	187
Fiserv Inc.	3.500%	10/1/22	8,541	8,791
Fiserv Inc.	3.850%	6/1/25	11,494	11,957
Flex Ltd.	4.625%	2/15/20	5,340	5,521
Flex Ltd.	5.000%	2/15/23	7,770	8,328
Hewlett Packard Enterprise Co.	3.600%	10/15/20	43,110	44,016
Hewlett Packard Enterprise Co.	4.400%	10/15/22	21,730	22,833
Hewlett Packard Enterprise Co.	4.900%	10/15/25	25,910	27,305
Hewlett Packard Enterprise Co.	6.200%	10/15/35	6,188	6,709
Hewlett Packard Enterprise Co.	6.350%	10/15/45	20,246	21,441
HP Inc.	3.750%	12/1/20	1,149	1,180
HP Inc.	4.300%	6/1/21	13,541	14,204
HP Inc.	4.375%	9/15/21	18,270	19,238
HP Inc.	4.650%	12/9/21	27,625	29,362
HP Inc.	6.000%	9/15/41	8,920	9,625
IBM Credit LLC	1.625%	9/6/19	15,525	15,421
IBM Credit LLC	1.800%	1/20/21	7,625	7,504
IBM Credit LLC	2.200%	9/8/22	7,950	7,795
Intel Corp.	1.850%	5/11/20	6,375	6,339
Intel Corp.	2.450%	7/29/20	23,462	23,620
Intel Corp.	1.700%	5/19/21	5,375	5,265
Intel Corp.	3.300%	10/1/21	15,976	16,531
Intel Corp.	2.350%	5/11/22	7,975	7,928
Intel Corp.	3.100%	7/29/22	14,000	14,364
Intel Corp.	2.700%	12/15/22	13,863	14,001
Intel Corp.	2.875%	5/11/24	12,700	12,784
Intel Corp.	3.700%	7/29/25	19,321	20,399

94

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Intel Corp.	2.600%	5/19/26	5,913	5,776
Intel Corp.	3.150%	5/11/27	8,780	8,934
Intel Corp.	4.000%	12/15/32	5,525	6,085
Intel Corp.	4.800%	10/1/41	7,782	9,343
Intel Corp.	4.900%	7/29/45	50	62
Intel Corp.	4.100%	5/19/46	12,875	14,066
Intel Corp.	4.100%	5/11/47	10,960	12,078
10 Intel Corp.	3.734%	12/8/47	38,512	40,132
International Business Machines Corp.	1.950%	2/12/19	15,600	15,584
International Business Machines Corp.	1.875%	5/15/19	2,090	2,085
International Business Machines Corp.	1.800%	5/17/19	3,345	3,335
International Business Machines Corp.	8.375%	11/1/19	4,791	5,331
International Business Machines Corp.	1.900%	1/27/20	15,450	15,382
International Business Machines Corp.	1.625%	5/15/20	2,400	2,369
International Business Machines Corp.	2.250%	2/19/21	15,250	15,179
International Business Machines Corp.	2.900%	11/1/21	1,300	1,320
International Business Machines Corp.	2.500%	1/27/22	9,440	9,446
International Business Machines Corp.	1.875%	8/1/22	3,300	3,202
International Business Machines Corp.	2.875%	11/9/22	25,635	25,843
International Business Machines Corp.	3.375%	8/1/23	14,275	14,745
International Business Machines Corp.	3.625%	2/12/24	21,925	22,890
International Business Machines Corp.	7.000%	10/30/25	3,815	4,889
International Business Machines Corp.	3.450%	2/19/26	13,332	13,777
International Business Machines Corp.	3.300%	1/27/27	6,600	6,727
International Business Machines Corp.	6.220%	8/1/27	5,550	6,921
International Business Machines Corp.	6.500%	1/15/28	620	794
International Business Machines Corp.	5.600%	11/30/39	9,330	12,151
International Business Machines Corp.	4.000%	6/20/42	13,152	13,862
International Business Machines Corp.	4.700%	2/19/46	7,468	8,775
Jabil Inc.	5.625%	12/15/20	2,200	2,347
Jabil Inc.	4.700%	9/15/22	400	421
Juniper Networks Inc.	3.125%	2/26/19	6,350	6,391
Juniper Networks Inc.	3.300%	6/15/20	4,000	4,032
Juniper Networks Inc.	4.600%	3/15/21	3,880	4,067
Juniper Networks Inc.	4.500%	3/15/24	2,150	2,235
Juniper Networks Inc.	4.350%	6/15/25	1,550	1,591
Juniper Networks Inc.	5.950%	3/15/41	4,521	5,064
Keysight Technologies Inc.	3.300%	10/30/19	4,540	4,588
Keysight Technologies Inc.	4.550%	10/30/24	6,075	6,442
Keysight Technologies Inc.	4.600%	4/6/27	7,000	7,375
KLA-Tencor Corp.	3.375%	11/1/19	2,615	2,657
KLA-Tencor Corp.	4.125%	11/1/21	10,535	10,993
KLA-Tencor Corp.	4.650%	11/1/24	13,249	14,330
Lam Research Corp.	2.750%	3/15/20	4,665	4,672
Lam Research Corp.	2.800%	6/15/21	8,475	8,521
Lam Research Corp.	3.800%	3/15/25	5,000	5,203
Maxim Integrated Products Inc.	3.375%	3/15/23	5,275	5,330
Maxim Integrated Products Inc.	3.450%	6/15/27	7,450	7,471
Microsoft Corp.	4.200%	6/1/19	9,520	9,808
Microsoft Corp.	1.100%	8/8/19	30,994	30,571
Microsoft Corp.	1.850%	2/6/20	15,407	15,248
Microsoft Corp.	1.850%	2/12/20	14,990	14,919
Microsoft Corp.	3.000%	10/1/20	8,305	8,494
Microsoft Corp.	2.000%	11/3/20	42,893	42,694
Microsoft Corp.	4.000%	2/8/21	5,025	5,284
Microsoft Corp.	1.550%	8/8/21	31,595	30,765
Microsoft Corp.	2.400%	2/6/22	21,400	21,396
Microsoft Corp.	2.375%	2/12/22	14,489	14,637
Microsoft Corp.	2.650%	11/3/22	13,680	13,801
Microsoft Corp.	2.125%	11/15/22	3,573	3,516
Microsoft Corp.	2.375%	5/1/23	4,110	4,071
Microsoft Corp.	2.000%	8/8/23	20,500	19,921
Microsoft Corp.	3.625%	12/15/23	3,340	3,514
Microsoft Corp.	2.875%	2/6/24	23,275	23,549

95

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	2.700%	2/12/25	9,669	9,629
Microsoft Corp.	3.125%	11/3/25	36,492	37,205
Microsoft Corp.	2.400%	8/8/26	45,351	43,755
Microsoft Corp.	3.300%	2/6/27	41,700	42,975
Microsoft Corp.	3.500%	2/12/35	16,062	16,663
Microsoft Corp.	4.200%	11/3/35	7,110	8,046
Microsoft Corp.	3.450%	8/8/36	26,437	27,231
Microsoft Corp.	4.100%	2/6/37	28,505	31,828
Microsoft Corp.	5.200%	6/1/39	1,741	2,195
Microsoft Corp.	4.500%	10/1/40	6,382	7,450
Microsoft Corp.	5.300%	2/8/41	5,988	7,659
Microsoft Corp.	3.500%	11/15/42	12,625	12,785
Microsoft Corp.	3.750%	5/1/43	5,956	6,221
Microsoft Corp.	4.875%	12/15/43	6,762	8,268
Microsoft Corp.	3.750%	2/12/45	21,200	22,338
Microsoft Corp.	4.450%	11/3/45	35,160	40,974
Microsoft Corp.	3.700%	8/8/46	46,975	48,978
Microsoft Corp.	4.250%	2/6/47	39,875	45,592
Microsoft Corp.	4.000%	2/12/55	25,130	26,996
Microsoft Corp.	4.750%	11/3/55	11,005	13,625
Microsoft Corp.	3.950%	8/8/56	14,770	15,735
Microsoft Corp.	4.500%	2/6/57	22,370	26,345
Motorola Solutions Inc.	3.500%	9/1/21	125	127
Motorola Solutions Inc.	3.750%	5/15/22	7,886	8,005
Motorola Solutions Inc.	3.500%	3/1/23	6,375	6,406
Motorola Solutions Inc.	4.000%	9/1/24	6,701	6,861
Motorola Solutions Inc.	7.500%	5/15/25	410	492
Motorola Solutions Inc.	5.500%	9/1/44	7,203	7,260
NetApp Inc.	2.000%	9/27/19	8,000	7,933
NetApp Inc.	3.300%	9/29/24	4,450	4,406
NVIDIA Corp.	2.200%	9/16/21	10,075	9,974
NVIDIA Corp.	3.200%	9/16/26	12,900	12,905
Oracle Corp.	2.375%	1/15/19	20,375	20,462
Oracle Corp.	5.000%	7/8/19	18,174	18,974
Oracle Corp.	2.250%	10/8/19	17,023	17,092
Oracle Corp.	3.875%	7/15/20	13,365	13,937
Oracle Corp.	2.800%	7/8/21	12,430	12,641
Oracle Corp.	1.900%	9/15/21	67,863	66,751
Oracle Corp.	2.500%	5/15/22	16,020	16,030
Oracle Corp.	2.500%	10/15/22	12,093	12,079
Oracle Corp.	2.625%	2/15/23	13,125	13,143
Oracle Corp.	3.625%	7/15/23	665	698
Oracle Corp.	2.400%	9/15/23	21,863	21,593
Oracle Corp.	3.400%	7/8/24	36,835	38,244
Oracle Corp.	2.950%	11/15/24	24,420	24,594
Oracle Corp.	2.950%	5/15/25	28,213	28,297
Oracle Corp.	2.650%	7/15/26	32,450	31,637
Oracle Corp.	3.250%	11/15/27	29,361	29,796
Oracle Corp.	3.250%	5/15/30	5,245	5,301
Oracle Corp.	4.300%	7/8/34	18,720	20,801
Oracle Corp.	3.900%	5/15/35	13,872	14,601
Oracle Corp.	3.850%	7/15/36	23,480	24,812
Oracle Corp.	3.800%	11/15/37	18,908	19,843
Oracle Corp.	6.500%	4/15/38	6,970	9,807
Oracle Corp.	6.125%	7/8/39	7,903	10,824
Oracle Corp.	5.375%	7/15/40	30,298	38,204
Oracle Corp.	4.500%	7/8/44	10,335	11,736
Oracle Corp.	4.125%	5/15/45	22,850	24,537
Oracle Corp.	4.000%	7/15/46	29,735	31,604
Oracle Corp.	4.000%	11/15/47	24,475	26,007
Oracle Corp.	4.375%	5/15/55	13,452	14,977
Pitney Bowes Inc.	6.250%	3/15/19	1,700	1,754
Pitney Bowes Inc.	3.625%	10/1/21	12,050	11,211
Pitney Bowes Inc.	4.700%	4/1/23	4,365	4,006

96

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pitney Bowes Inc.	4.625%	3/15/24	4,350	4,000
QUALCOMM Inc.	1.850%	5/20/19	13,599	13,550
QUALCOMM Inc.	2.100%	5/20/20	15,950	15,873
QUALCOMM Inc.	2.250%	5/20/20	10,250	10,175
QUALCOMM Inc.	3.000%	5/20/22	20,700	20,721
QUALCOMM Inc.	2.600%	1/30/23	16,675	16,236
QUALCOMM Inc.	2.900%	5/20/24	17,720	17,280
QUALCOMM Inc.	3.450%	5/20/25	22,626	22,678
QUALCOMM Inc.	3.250%	5/20/27	26,375	25,739
QUALCOMM Inc.	4.650%	5/20/35	10,572	11,380
QUALCOMM Inc.	4.800%	5/20/45	15,777	17,055
QUALCOMM Inc.	4.300%	5/20/47	20,750	20,875
10 Seagate HDD Cayman	4.250%	3/1/22	2,950	2,972
Seagate HDD Cayman	4.750%	6/1/23	10,000	10,175
10 Seagate HDD Cayman	4.875%	3/1/24	4,975	4,981
Seagate HDD Cayman	4.750%	1/1/25	9,725	9,531
Seagate HDD Cayman	4.875%	6/1/27	7,350	7,019
Seagate HDD Cayman	5.750%	12/1/34	5,125	4,932
Tech Data Corp.	3.700%	2/15/22	5,150	5,155
Tech Data Corp.	4.950%	2/15/27	4,900	5,144
Texas Instruments Inc.	1.650%	8/3/19	9,490	9,435
Texas Instruments Inc.	2.750%	3/12/21	6,375	6,458
Texas Instruments Inc.	2.625%	5/15/24	3,475	3,451
Texas Instruments Inc.	2.900%	11/3/27	8,100	8,028
Total System Services Inc.	3.800%	4/1/21	8,470	8,661
Total System Services Inc.	3.750%	6/1/23	2,098	2,134
Total System Services Inc.	4.800%	4/1/26	19,525	21,003
Trimble Navigation Ltd.	4.750%	12/1/24	3,800	4,076
Tyco Electronics Group SA	2.350%	8/1/19	3,926	3,922
Tyco Electronics Group SA	3.500%	2/3/22	2,200	2,263
Tyco Electronics Group SA	3.450%	8/1/24	5,125	5,254
Tyco Electronics Group SA	3.700%	2/15/26	1,000	1,032
Tyco Electronics Group SA	3.125%	8/15/27	12,675	12,513
Tyco Electronics Group SA	7.125%	10/1/37	9,625	13,832
Verisk Analytics Inc.	5.800%	5/1/21	2,150	2,342
Verisk Analytics Inc.	4.125%	9/12/22	5,414	5,646
Verisk Analytics Inc.	4.000%	6/15/25	9,175	9,501
Verisk Analytics Inc.	5.500%	6/15/45	9,025	10,433
VMware Inc.	2.300%	8/21/20	12,545	12,437
VMware Inc.	2.950%	8/21/22	15,375	15,345
VMware Inc.	3.900%	8/21/27	13,200	13,418
Xerox Corp.	2.750%	3/15/19	2,546	2,546
Xerox Corp.	5.625%	12/15/19	5,875	6,179
Xerox Corp.	2.800%	5/15/20	4,300	4,282
Xerox Corp.	2.750%	9/1/20	2,950	2,926
Xerox Corp.	4.070%	3/17/22	3,300	3,334
Xerox Corp.	3.625%	3/15/23	12,835	12,495
Xerox Corp.	6.750%	12/15/39	1,975	2,108
Xilinx Inc.	3.000%	3/15/21	10,700	10,783
Xilinx Inc.	2.950%	6/1/24	5,785	5,743
Transportation (0.6%)
5 American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	791	833
5 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	973	1,002
5 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	7,404	7,816
5 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	3,032	3,089
5 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	2,570	2,572
5 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	1,986	1,980
5 American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	994	1,016
5 American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	3,211	3,357
5 American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	8,089	8,244
5 American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	8,911	9,041
5 American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	13,651	13,554
5 American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	2,237	2,212

97

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	8,946	8,770
5 American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	2,900	2,972
5 American Airlines 2017-1B Class B Pass Through Trust	4.950%	2/15/25	1,500	1,569
5 American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	2,000	2,011
Burlington Northern Santa Fe LLC	4.700%	10/1/19	500	520
Burlington Northern Santa Fe LLC	3.600%	9/1/20	5,800	5,971
Burlington Northern Santa Fe LLC	4.100%	6/1/21	700	733
Burlington Northern Santa Fe LLC	3.450%	9/15/21	9,300	9,575
Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,490	2,534
Burlington Northern Santa Fe LLC	3.050%	9/1/22	6,261	6,355
Burlington Northern Santa Fe LLC	3.000%	3/15/23	7,666	7,809
Burlington Northern Santa Fe LLC	3.850%	9/1/23	5,350	5,638
Burlington Northern Santa Fe LLC	3.750%	4/1/24	5,712	6,043
Burlington Northern Santa Fe LLC	3.400%	9/1/24	5,690	5,905
Burlington Northern Santa Fe LLC	3.000%	4/1/25	17,685	17,806
Burlington Northern Santa Fe LLC	3.650%	9/1/25	6,088	6,381
Burlington Northern Santa Fe LLC	7.000%	12/15/25	986	1,253
Burlington Northern Santa Fe LLC	3.250%	6/15/27	5,125	5,219
Burlington Northern Santa Fe LLC	6.200%	8/15/36	3,300	4,369
Burlington Northern Santa Fe LLC	6.150%	5/1/37	2,627	3,557
Burlington Northern Santa Fe LLC	5.750%	5/1/40	9,020	11,743
Burlington Northern Santa Fe LLC	5.050%	3/1/41	6,585	7,898
Burlington Northern Santa Fe LLC	5.400%	6/1/41	8,140	10,172
Burlington Northern Santa Fe LLC	4.950%	9/15/41	4,350	5,170
Burlington Northern Santa Fe LLC	4.400%	3/15/42	6,433	7,211
Burlington Northern Santa Fe LLC	4.375%	9/1/42	10,176	11,381
Burlington Northern Santa Fe LLC	4.450%	3/15/43	13,325	15,040
Burlington Northern Santa Fe LLC	5.150%	9/1/43	7,340	9,005
Burlington Northern Santa Fe LLC	4.900%	4/1/44	6,901	8,279
Burlington Northern Santa Fe LLC	4.550%	9/1/44	7,930	9,135
Burlington Northern Santa Fe LLC	4.150%	4/1/45	4,369	4,733
Burlington Northern Santa Fe LLC	4.700%	9/1/45	7,450	8,771
Burlington Northern Santa Fe LLC	3.900%	8/1/46	8,178	8,684
Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,585	12,924
Canadian National Railway Co.	5.550%	3/1/19	2,860	2,968
Canadian National Railway Co.	2.850%	12/15/21	2,410	2,438
Canadian National Railway Co.	2.950%	11/21/24	1,440	1,456
Canadian National Railway Co.	2.750%	3/1/26	8,560	8,458
Canadian National Railway Co.	6.900%	7/15/28	3,550	4,689
Canadian National Railway Co.	6.250%	8/1/34	1,225	1,643
Canadian National Railway Co.	6.200%	6/1/36	3,118	4,205
Canadian National Railway Co.	6.375%	11/15/37	2,068	2,891
Canadian National Railway Co.	3.200%	8/2/46	1,950	1,864
Canadian Pacific Railway Co.	7.250%	5/15/19	5,739	6,113
Canadian Pacific Railway Co.	9.450%	8/1/21	1,000	1,217
Canadian Pacific Railway Co.	4.500%	1/15/22	8,500	9,003
Canadian Pacific Railway Co.	4.450%	3/15/23	6,303	6,716
Canadian Pacific Railway Co.	2.900%	2/1/25	6,764	6,694
Canadian Pacific Railway Co.	7.125%	10/15/31	2,785	3,817
Canadian Pacific Railway Co.	5.750%	3/15/33	375	448
Canadian Pacific Railway Co.	4.800%	9/15/35	725	836
Canadian Pacific Railway Co.	5.950%	5/15/37	14,674	18,867
Canadian Pacific Railway Co.	5.750%	1/15/42	13,430	17,101
Canadian Pacific Railway Co.	4.800%	8/1/45	1,375	1,623
Canadian Pacific Railway Co.	6.125%	9/15/15	3,385	4,462
5 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	2,706	2,943
5 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,946	3,175
5 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	2,153	2,245
5 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	3,165	3,304
5 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	1,075	1,117
CSX Corp.	3.700%	10/30/20	1,155	1,193
CSX Corp.	4.250%	6/1/21	4,415	4,639
CSX Corp.	3.700%	11/1/23	5,500	5,685
CSX Corp.	3.350%	11/1/25	10,115	10,286

98

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CSX Corp.	2.600%	11/1/26	5,500	5,250
CSX Corp.	3.250%	6/1/27	12,969	12,943
CSX Corp.	6.000%	10/1/36	6,619	8,451
CSX Corp.	6.150%	5/1/37	2,822	3,663
CSX Corp.	6.220%	4/30/40	8,185	10,802
CSX Corp.	5.500%	4/15/41	8,667	10,619
CSX Corp.	4.750%	5/30/42	4,705	5,273
CSX Corp.	4.400%	3/1/43	237	255
CSX Corp.	4.100%	3/15/44	7,100	7,387
CSX Corp.	3.800%	11/1/46	4,475	4,449
CSX Corp.	3.950%	5/1/50	4,465	4,414
CSX Corp.	4.500%	8/1/54	375	394
CSX Corp.	4.250%	11/1/66	8,420	8,466
5 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	4,068	4,605
5 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,475	2,676
5 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,272	1,302
5 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	537	558
5 Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	3,612	3,722
Delta Air Lines Inc.	2.875%	3/13/20	9,900	9,949
Delta Air Lines Inc.	2.600%	12/4/20	6,700	6,681
Delta Air Lines Inc.	3.625%	3/15/22	9,975	10,123
FedEx Corp.	8.000%	1/15/19	5,630	5,954
FedEx Corp.	2.300%	2/1/20	3,900	3,897
FedEx Corp.	2.625%	8/1/22	5,465	5,458
FedEx Corp.	4.000%	1/15/24	5,650	6,003
FedEx Corp.	3.200%	2/1/25	5,914	5,991
FedEx Corp.	3.250%	4/1/26	7,295	7,356
FedEx Corp.	3.300%	3/15/27	5,600	5,620
FedEx Corp.	4.900%	1/15/34	402	454
FedEx Corp.	3.900%	2/1/35	5,416	5,481
FedEx Corp.	3.875%	8/1/42	2,245	2,204
FedEx Corp.	4.100%	4/15/43	4,760	4,863
FedEx Corp.	5.100%	1/15/44	5,705	6,599
FedEx Corp.	4.100%	2/1/45	1,100	1,110
FedEx Corp.	4.750%	11/15/45	18,495	20,835
FedEx Corp.	4.550%	4/1/46	13,700	15,058
FedEx Corp.	4.400%	1/15/47	7,800	8,328
FedEx Corp.	4.500%	2/1/65	740	744
JB Hunt Transport Services Inc.	2.400%	3/15/19	1,270	1,271
JB Hunt Transport Services Inc.	3.300%	8/15/22	4,550	4,611
Kansas City Southern	3.000%	5/15/23	6,205	6,173
Kansas City Southern	4.300%	5/15/43	5,190	5,383
Kansas City Southern	4.950%	8/15/45	9,900	11,246
5 Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	4,473	4,534
Norfolk Southern Corp.	5.900%	6/15/19	9,200	9,653
Norfolk Southern Corp.	3.250%	12/1/21	5,500	5,608
Norfolk Southern Corp.	3.000%	4/1/22	5,773	5,836
Norfolk Southern Corp.	2.903%	2/15/23	3,668	3,678
Norfolk Southern Corp.	3.850%	1/15/24	1,500	1,579
Norfolk Southern Corp.	5.590%	5/17/25	2,302	2,623
Norfolk Southern Corp.	2.900%	6/15/26	330	324
Norfolk Southern Corp.	7.800%	5/15/27	2,700	3,666
Norfolk Southern Corp.	7.250%	2/15/31	3,812	5,453
Norfolk Southern Corp.	7.050%	5/1/37	2,000	2,961
Norfolk Southern Corp.	4.837%	10/1/41	20,011	23,191
Norfolk Southern Corp.	3.950%	10/1/42	403	413
Norfolk Southern Corp.	4.450%	6/15/45	3,900	4,335
Norfolk Southern Corp.	4.650%	1/15/46	6,210	7,065
10 Norfolk Southern Corp.	4.050%	8/15/52	17,978	18,644
Norfolk Southern Corp.	6.000%	3/15/05	972	1,181
Norfolk Southern Railway Co.	9.750%	6/15/20	1,459	1,702
5 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	584	629
Ryder System Inc.	2.350%	2/26/19	13,637	13,650
Ryder System Inc.	2.550%	6/1/19	12,045	12,078

99

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ryder System Inc.	2.450%	9/3/19	3,770	3,776
Ryder System Inc.	2.500%	5/11/20	3,050	3,047
Ryder System Inc.	2.875%	9/1/20	3,375	3,397
Southwest Airlines Co.	2.750%	11/6/19	3,650	3,679
Southwest Airlines Co.	2.650%	11/5/20	6,530	6,559
Southwest Airlines Co.	2.750%	11/16/22	1,000	993
Southwest Airlines Co.	3.000%	11/15/26	5,400	5,214
Southwest Airlines Co.	3.450%	11/16/27	1,800	1,786
5 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,111	1,203
5 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	4,036	4,189
Trinity Industries Inc.	4.550%	10/1/24	2,405	2,396
Union Pacific Corp.	1.800%	2/1/20	2,832	2,805
Union Pacific Corp.	2.250%	6/19/20	11,875	11,892
Union Pacific Corp.	4.000%	2/1/21	5,953	6,226
Union Pacific Corp.	4.163%	7/15/22	17,653	18,908
Union Pacific Corp.	2.750%	4/15/23	1,475	1,480
Union Pacific Corp.	3.646%	2/15/24	5,420	5,698
Union Pacific Corp.	3.750%	3/15/24	1,288	1,359
Union Pacific Corp.	3.250%	1/15/25	2,929	2,993
Union Pacific Corp.	3.250%	8/15/25	13,300	13,658
Union Pacific Corp.	2.750%	3/1/26	6,435	6,359
Union Pacific Corp.	3.375%	2/1/35	7,200	7,229
Union Pacific Corp.	3.600%	9/15/37	5,950	6,151
Union Pacific Corp.	4.250%	4/15/43	1,406	1,539
Union Pacific Corp.	4.821%	2/1/44	300	356
Union Pacific Corp.	4.150%	1/15/45	1,000	1,083
Union Pacific Corp.	4.050%	11/15/45	2,132	2,295
Union Pacific Corp.	4.050%	3/1/46	7,525	8,089
Union Pacific Corp.	3.350%	8/15/46	5,250	5,087
Union Pacific Corp.	3.799%	10/1/51	17,277	17,460
Union Pacific Corp.	3.875%	2/1/55	8,800	8,890
Union Pacific Corp.	4.375%	11/15/65	10,611	11,618
Union Pacific Corp.	4.100%	9/15/67	5,725	5,918
5 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	940	1,088
5 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	2,344	2,464
5 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	3,618	3,764
5 United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	1,306	1,339
5 United Airlines 2015-1 Class A Pass Through Trust	3.700%	6/1/24	2,880	2,948
5 United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	7,072	7,184
5 United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	4,100	4,128
5 United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	37,465	37,165
5 United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	2,350	2,301
5 United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	8,025	7,868
United Parcel Service Inc.	5.125%	4/1/19	14,636	15,152
United Parcel Service Inc.	3.125%	1/15/21	9,649	9,897
United Parcel Service Inc.	2.050%	4/1/21	14,000	13,906
United Parcel Service Inc.	2.350%	5/16/22	4,400	4,377
United Parcel Service Inc.	2.450%	10/1/22	7,865	7,835
United Parcel Service Inc.	2.500%	4/1/23	10,400	10,323
United Parcel Service Inc.	2.800%	11/15/24	23,800	23,627
United Parcel Service Inc.	2.400%	11/15/26	8,275	7,919
United Parcel Service Inc.	3.050%	11/15/27	19,000	18,993
United Parcel Service Inc.	6.200%	1/15/38	17,496	23,878
United Parcel Service Inc.	4.875%	11/15/40	4,842	5,796
United Parcel Service Inc.	3.625%	10/1/42	3,855	3,875
United Parcel Service Inc.	3.400%	11/15/46	3,240	3,145
United Parcel Service Inc.	3.750%	11/15/47	15,675	16,174
United Parcel Service of America Inc.	8.375%	4/1/20	110	125
United Parcel Service of America Inc.	8.375%	4/1/30	1,563	2,199
5 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	1,090	1,210
5 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	637	657
5 US Airways 2012-2 Class A Pass Through Trust	4.625%	12/3/26	643	682
				33,575,101

100

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (2.0%)
Electric (1.8%)
10 AEP Texas Inc.	2.400%	10/1/22	4,100	4,025
10 AEP Texas Inc.	3.800%	10/1/47	4,450	4,584
AEP Transmission Co. LLC	3.100%	12/1/26	2,290	2,280
AEP Transmission Co. LLC	4.000%	12/1/46	3,665	3,911
10 AEP Transmission Co. LLC	3.750%	12/1/47	6,250	6,393
Alabama Power Co.	2.450%	3/30/22	7,800	7,749
Alabama Power Co.	3.550%	12/1/23	3,000	3,111
Alabama Power Co.	6.125%	5/15/38	275	363
Alabama Power Co.	6.000%	3/1/39	420	551
Alabama Power Co.	3.850%	12/1/42	1,650	1,700
Alabama Power Co.	4.150%	8/15/44	4,075	4,410
Alabama Power Co.	3.750%	3/1/45	4,030	4,103
Alabama Power Co.	4.300%	1/2/46	14,754	16,444
Alabama Power Co.	3.700%	12/1/47	11,650	11,875
Ameren Corp.	2.700%	11/15/20	10,425	10,434
Ameren Corp.	3.650%	2/15/26	4,190	4,271
Ameren Illinois Co.	2.700%	9/1/22	11,831	11,864
Ameren Illinois Co.	3.250%	3/1/25	1,335	1,360
Ameren Illinois Co.	4.150%	3/15/46	2,375	2,621
Ameren Illinois Co.	3.700%	12/1/47	8,475	8,702
American Electric Power Co. Inc.	2.150%	11/13/20	3,750	3,733
American Electric Power Co. Inc.	2.950%	12/15/22	5,331	5,406
American Electric Power Co. Inc.	3.200%	11/13/27	3,800	3,760
Appalachian Power Co.	4.600%	3/30/21	5,822	6,166
Appalachian Power Co.	3.400%	6/1/25	2,825	2,878
Appalachian Power Co.	3.300%	6/1/27	3,475	3,493
Appalachian Power Co.	7.000%	4/1/38	535	762
Appalachian Power Co.	4.450%	6/1/45	6,375	7,096
Arizona Public Service Co.	8.750%	3/1/19	3,905	4,184
Arizona Public Service Co.	3.150%	5/15/25	3,550	3,556
Arizona Public Service Co.	4.500%	4/1/42	8,963	10,082
Arizona Public Service Co.	4.350%	11/15/45	1,150	1,289
Arizona Public Service Co.	3.750%	5/15/46	10,500	10,715
Avangrid Inc.	3.150%	12/1/24	7,345	7,304
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,988	2,053
Baltimore Gas & Electric Co.	3.350%	7/1/23	6,600	6,728
Baltimore Gas & Electric Co.	2.400%	8/15/26	4,000	3,771
Baltimore Gas & Electric Co.	6.350%	10/1/36	643	857
Baltimore Gas & Electric Co.	3.500%	8/15/46	9,805	9,607
Baltimore Gas & Electric Co.	3.750%	8/15/47	3,400	3,484
Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,603	5,613
Berkshire Hathaway Energy Co.	3.750%	11/15/23	8,169	8,525
Berkshire Hathaway Energy Co.	3.500%	2/1/25	6,975	7,194
Berkshire Hathaway Energy Co.	6.125%	4/1/36	11,076	14,857
Berkshire Hathaway Energy Co.	5.950%	5/15/37	8,450	11,112
Berkshire Hathaway Energy Co.	6.500%	9/15/37	3,545	4,972
Berkshire Hathaway Energy Co.	5.150%	11/15/43	8,704	10,456
Berkshire Hathaway Energy Co.	4.500%	2/1/45	9,575	10,730
Black Hills Corp.	3.950%	1/15/26	2,700	2,787
Black Hills Corp.	3.150%	1/15/27	4,125	4,025
Black Hills Corp.	4.200%	9/15/46	5,775	5,947
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	2,575	2,522
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	5,300	5,204
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	2,100	1,988
CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	600	593
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	138
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	10,772	10,783
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,150	1,337
CenterPoint Energy Inc.	2.500%	9/1/22	6,725	6,610
Cleco Corporate Holdings LLC	3.743%	5/1/26	7,410	7,441
Cleco Corporate Holdings LLC	4.973%	5/1/46	3,450	3,802
Cleveland Electric Illuminating Co.	5.500%	8/15/24	5,665	6,445

101

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cleveland Electric Illuminating Co.	5.950%	12/15/36	2,545	3,167
CMS Energy Corp.	8.750%	6/15/19	3,361	3,650
CMS Energy Corp.	6.250%	2/1/20	3,476	3,736
CMS Energy Corp.	5.050%	3/15/22	1,250	1,355
CMS Energy Corp.	3.000%	5/15/26	3,165	3,125
CMS Energy Corp.	3.450%	8/15/27	950	958
CMS Energy Corp.	4.875%	3/1/44	4,050	4,728
Commonwealth Edison Co.	4.000%	8/1/20	3,831	3,978
Commonwealth Edison Co.	3.400%	9/1/21	5,100	5,242
Commonwealth Edison Co.	2.550%	6/15/26	9,525	9,211
Commonwealth Edison Co.	2.950%	8/15/27	4,025	3,977
Commonwealth Edison Co.	5.900%	3/15/36	2,994	3,896
Commonwealth Edison Co.	6.450%	1/15/38	8,898	12,271
Commonwealth Edison Co.	3.800%	10/1/42	2,314	2,384
Commonwealth Edison Co.	4.600%	8/15/43	3,565	4,110
Commonwealth Edison Co.	4.700%	1/15/44	5,227	6,150
Commonwealth Edison Co.	3.700%	3/1/45	8,550	8,691
Commonwealth Edison Co.	4.350%	11/15/45	12,375	13,873
Commonwealth Edison Co.	3.650%	6/15/46	11,600	11,736
Commonwealth Edison Co.	3.750%	8/15/47	5,775	5,992
Connecticut Light & Power Co.	2.500%	1/15/23	6,940	6,873
Connecticut Light & Power Co.	3.200%	3/15/27	3,125	3,161
Connecticut Light & Power Co.	4.300%	4/15/44	4,975	5,578
Connecticut Light & Power Co.	4.150%	6/1/45	500	551
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,090	13,792
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,250	2,360
Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	3,700	3,722
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	6,475	7,806
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	4,794	6,110
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	2,845	3,784
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	500	679
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,080	1,561
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	428	544
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	6,650	8,698
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	2,545	2,677
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	21,095	24,027
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	9,350	10,745
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	8,770	9,120
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	7,650	7,996
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	4,737	5,433
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	3,255	3,574
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	3,700	3,833
Consolidated Edison Inc.	2.000%	3/15/20	4,600	4,557
Consolidated Edison Inc.	2.000%	5/15/21	5,000	4,921
Constellation Energy Group Inc.	5.150%	12/1/20	8,408	8,952
Consumers Energy Co.	6.125%	3/15/19	19,856	20,748
Consumers Energy Co.	6.700%	9/15/19	7,187	7,691
Consumers Energy Co.	2.850%	5/15/22	10,725	10,824
Consumers Energy Co.	3.375%	8/15/23	5,085	5,235
Consumers Energy Co.	3.950%	5/15/43	4,343	4,591
Consumers Energy Co.	3.250%	8/15/46	4,800	4,573
Consumers Energy Co.	3.950%	7/15/47	3,775	4,069
Delmarva Power & Light Co.	3.500%	11/15/23	3,525	3,637
Delmarva Power & Light Co.	4.150%	5/15/45	7,425	8,154
Dominion Energy Inc	5.200%	8/15/19	1,515	1,580
Dominion Energy Inc.	1.875%	1/15/19	5,225	5,210
Dominion Energy Inc.	1.600%	8/15/19	1,040	1,029
Dominion Energy Inc.	2.500%	12/1/19	5,288	5,301
Dominion Energy Inc.	2.579%	7/1/20	7,825	7,821
Dominion Energy Inc.	4.450%	3/15/21	9,163	9,670
Dominion Energy Inc.	2.750%	1/15/22	5,025	5,028
Dominion Energy Inc.	2.750%	9/15/22	50	49
Dominion Energy Inc.	3.625%	12/1/24	5,990	6,179
Dominion Energy Inc.	3.900%	10/1/25	9,040	9,430

102

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Energy Inc.	6.300%	3/15/33	7,775	9,957
Dominion Energy Inc.	5.250%	8/1/33	753	884
Dominion Energy Inc.	5.950%	6/15/35	9,085	11,488
Dominion Energy Inc.	4.900%	8/1/41	3,795	4,374
Dominion Energy Inc.	4.050%	9/15/42	6,700	6,876
Dominion Energy Inc.	4.700%	12/1/44	8,057	9,149
5 Dominion Energy Inc.	5.750%	10/1/54	4,125	4,461
DTE Electric Co.	3.450%	10/1/20	2,840	2,920
DTE Electric Co.	3.650%	3/15/24	7,950	8,344
DTE Electric Co.	3.375%	3/1/25	6,800	6,988
DTE Electric Co.	4.000%	4/1/43	6,450	6,916
DTE Electric Co.	4.300%	7/1/44	375	419
DTE Electric Co.	3.700%	3/15/45	4,450	4,586
DTE Electric Co.	3.700%	6/1/46	2,025	2,078
DTE Electric Co.	3.750%	8/15/47	6,150	6,381
DTE Energy Co.	1.500%	10/1/19	2,540	2,500
DTE Energy Co.	2.400%	12/1/19	5,783	5,779
DTE Energy Co.	3.850%	12/1/23	500	520
DTE Energy Co.	3.500%	6/1/24	6,456	6,599
DTE Energy Co.	2.850%	10/1/26	24,725	23,713
DTE Energy Co.	3.800%	3/15/27	5,125	5,284
DTE Energy Co.	6.375%	4/15/33	4,945	6,428
Duke Energy Carolinas LLC	4.300%	6/15/20	6,400	6,700
Duke Energy Carolinas LLC	3.900%	6/15/21	1,045	1,092
Duke Energy Carolinas LLC	2.500%	3/15/23	675	669
Duke Energy Carolinas LLC	2.950%	12/1/26	7,790	7,739
Duke Energy Carolinas LLC	6.000%	12/1/28	5,170	6,379
Duke Energy Carolinas LLC	6.450%	10/15/32	1,825	2,426
Duke Energy Carolinas LLC	6.100%	6/1/37	11,676	15,389
Duke Energy Carolinas LLC	6.000%	1/15/38	6,170	8,267
Duke Energy Carolinas LLC	6.050%	4/15/38	4,261	5,737
Duke Energy Carolinas LLC	5.300%	2/15/40	7,276	9,133
Duke Energy Carolinas LLC	4.250%	12/15/41	5,640	6,221
Duke Energy Carolinas LLC	4.000%	9/30/42	2,745	2,927
Duke Energy Carolinas LLC	3.750%	6/1/45	5,110	5,266
Duke Energy Carolinas LLC	3.875%	3/15/46	10,000	10,532
Duke Energy Carolinas LLC	3.700%	12/1/47	5,725	5,889
Duke Energy Corp.	5.050%	9/15/19	11,425	11,914
Duke Energy Corp.	1.800%	9/1/21	380	369
Duke Energy Corp.	3.550%	9/15/21	7,139	7,347
Duke Energy Corp.	2.400%	8/15/22	10,825	10,627
Duke Energy Corp.	3.050%	8/15/22	12,965	13,102
Duke Energy Corp.	2.650%	9/1/26	4,000	3,825
Duke Energy Corp.	3.150%	8/15/27	10,197	10,109
Duke Energy Corp.	4.800%	12/15/45	1,675	1,948
Duke Energy Corp.	3.750%	9/1/46	6,457	6,385
Duke Energy Corp.	3.950%	8/15/47	9,750	10,002
5 Duke Energy Florida LLC	2.100%	12/15/19	2,500	2,495
Duke Energy Florida LLC	3.100%	8/15/21	400	407
Duke Energy Florida LLC	3.200%	1/15/27	3,500	3,537
Duke Energy Florida LLC	6.350%	9/15/37	10,075	13,988
Duke Energy Florida LLC	6.400%	6/15/38	8,463	11,912
Duke Energy Florida LLC	5.650%	4/1/40	750	975
Duke Energy Florida LLC	3.400%	10/1/46	6,960	6,744
5 Duke Energy Florida Project Finance LLC	1.196%	3/1/22	1,939	1,922
5 Duke Energy Florida Project Finance LLC	1.731%	9/1/22	2,950	2,866
5 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	4,000	3,862
5 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	2,150	2,000
5 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	3,800	3,631
Duke Energy Indiana LLC	3.750%	7/15/20	539	557
Duke Energy Indiana LLC	6.120%	10/15/35	4,998	6,530
Duke Energy Indiana LLC	6.350%	8/15/38	8,604	11,882
Duke Energy Indiana LLC	6.450%	4/1/39	400	558
Duke Energy Indiana LLC	4.900%	7/15/43	1,200	1,438

103

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Indiana LLC	3.750%	5/15/46	18,545	19,057
Duke Energy Ohio Inc.	3.700%	6/15/46	4,800	4,908
Duke Energy Progress Llc	5.300%	1/15/19	14,905	15,386
Duke Energy Progress Llc	3.000%	9/15/21	7,817	7,967
Duke Energy Progress Llc	2.800%	5/15/22	3,095	3,120
Duke Energy Progress LLC	3.250%	8/15/25	5,300	5,399
Duke Energy Progress LLC	6.300%	4/1/38	6,869	9,465
Duke Energy Progress LLC	4.100%	5/15/42	196	211
Duke Energy Progress LLC	4.100%	3/15/43	1,300	1,404
Duke Energy Progress LLC	4.375%	3/30/44	6,875	7,745
Duke Energy Progress LLC	4.150%	12/1/44	6,484	7,103
Duke Energy Progress LLC	4.200%	8/15/45	3,577	3,928
Duke Energy Progress LLC	3.700%	10/15/46	4,750	4,866
Duke Energy Progress LLC	3.600%	9/15/47	5,500	5,526
Edison International	2.125%	4/15/20	2,900	2,873
Edison International	2.400%	9/15/22	2,325	2,257
Edison International	2.950%	3/15/23	950	943
El Paso Electric Co.	6.000%	5/15/35	1,475	1,757
El Paso Electric Co.	5.000%	12/1/44	4,200	4,523
Emera US Finance LP	2.150%	6/15/19	4,650	4,625
Emera US Finance LP	2.700%	6/15/21	5,145	5,116
Emera US Finance LP	3.550%	6/15/26	7,608	7,616
Emera US Finance LP	4.750%	6/15/46	23,185	25,438
Enel Americas SA	4.000%	10/25/26	3,000	3,048
Entergy Arkansas Inc.	3.750%	2/15/21	7,675	7,946
Entergy Arkansas Inc.	3.500%	4/1/26	5,803	5,973
Entergy Corp.	4.000%	7/15/22	5,911	6,174
Entergy Corp.	2.950%	9/1/26	7,825	7,583
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,305	2,654
Entergy Louisiana LLC	4.050%	9/1/23	6,675	7,071
Entergy Louisiana LLC	5.400%	11/1/24	3,325	3,787
Entergy Louisiana LLC	2.400%	10/1/26	4,892	4,601
Entergy Louisiana LLC	3.120%	9/1/27	5,600	5,584
Entergy Louisiana LLC	3.250%	4/1/28	5,375	5,382
Entergy Louisiana LLC	3.050%	6/1/31	17,515	16,924
Entergy Louisiana LLC	4.950%	1/15/45	9,800	10,216
Entergy Mississippi Inc.	2.850%	6/1/28	10,884	10,516
Entergy Texas Inc.	7.125%	2/1/19	11,635	12,200
Eversource Energy	4.500%	11/15/19	3,653	3,786
Eversource Energy	2.750%	3/15/22	4,425	4,415
Eversource Energy	2.900%	10/1/24	3,825	3,790
Eversource Energy	3.150%	1/15/25	5,482	5,508
Exelon Corp.	2.850%	6/15/20	3,563	3,593
Exelon Corp.	2.450%	4/15/21	2,975	2,954
Exelon Corp.	3.950%	6/15/25	20,500	21,326
Exelon Corp.	3.400%	4/15/26	10,625	10,644
Exelon Corp.	4.950%	6/15/35	6,925	7,921
Exelon Corp.	5.625%	6/15/35	5,515	6,732
Exelon Corp.	5.100%	6/15/45	3,975	4,689
Exelon Corp.	4.450%	4/15/46	13,535	14,696
Exelon Generation Co. LLC	5.200%	10/1/19	1,158	1,209
Exelon Generation Co. LLC	4.000%	10/1/20	7,973	8,215
Exelon Generation Co. LLC	3.400%	3/15/22	13,200	13,441
Exelon Generation Co. LLC	4.250%	6/15/22	5,550	5,822
Exelon Generation Co. LLC	6.250%	10/1/39	8,857	10,309
Exelon Generation Co. LLC	5.750%	10/1/41	2,475	2,711
Exelon Generation Co. LLC	5.600%	6/15/42	10,717	11,724
FirstEnergy Corp.	2.850%	7/15/22	7,325	7,237
FirstEnergy Corp.	4.250%	3/15/23	1,550	1,619
FirstEnergy Corp.	3.900%	7/15/27	15,475	15,828
FirstEnergy Corp.	7.375%	11/15/31	15,630	20,973
FirstEnergy Corp.	4.850%	7/15/47	10,852	12,032
Florida Power & Light Co.	2.750%	6/1/23	7,375	7,351
Florida Power & Light Co.	3.250%	6/1/24	8,675	8,916

104

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	3.125%	12/1/25	12,325	12,542
Florida Power & Light Co.	5.625%	4/1/34	3,000	3,774
Florida Power & Light Co.	4.950%	6/1/35	645	765
Florida Power & Light Co.	5.650%	2/1/37	3,297	4,249
Florida Power & Light Co.	5.950%	2/1/38	8,635	11,587
Florida Power & Light Co.	5.250%	2/1/41	500	631
Florida Power & Light Co.	4.125%	2/1/42	16,198	17,853
Florida Power & Light Co.	4.050%	6/1/42	6,140	6,698
Florida Power & Light Co.	3.800%	12/15/42	5,095	5,310
Florida Power & Light Co.	4.050%	10/1/44	4,200	4,596
Florida Power & Light Co.	3.700%	12/1/47	7,000	7,293
Fortis Inc.	2.100%	10/4/21	3,270	3,190
Fortis Inc.	3.055%	10/4/26	30,721	29,646
Georgia Power Co.	4.250%	12/1/19	45	47
Georgia Power Co.	2.000%	3/30/20	4,150	4,123
Georgia Power Co.	2.000%	9/8/20	18,500	18,390
Georgia Power Co.	2.400%	4/1/21	7,500	7,478
Georgia Power Co.	2.850%	5/15/22	8,375	8,411
Georgia Power Co.	3.250%	4/1/26	5,400	5,406
Georgia Power Co.	3.250%	3/30/27	5,200	5,206
Georgia Power Co.	5.650%	3/1/37	1,133	1,345
Georgia Power Co.	5.950%	2/1/39	1,950	2,474
Georgia Power Co.	5.400%	6/1/40	6,990	8,401
Georgia Power Co.	4.750%	9/1/40	5,257	5,829
Georgia Power Co.	4.300%	3/15/42	11,962	12,836
Georgia Power Co.	4.300%	3/15/43	4,055	4,318
Great Plains Energy Inc.	4.850%	6/1/21	1,103	1,164
Gulf Power Co.	3.300%	5/30/27	3,400	3,421
Iberdrola International BV	6.750%	7/15/36	3,450	4,520
Indiana Michigan Power Co.	7.000%	3/15/19	4,540	4,787
Indiana Michigan Power Co.	6.050%	3/15/37	7,050	9,114
Indiana Michigan Power Co.	4.550%	3/15/46	1,405	1,607
Indiana Michigan Power Co.	3.750%	7/1/47	6,475	6,575
10 Indianapolis Power & Light Co.	4.050%	5/1/46	25	26
Interstate Power & Light Co.	3.250%	12/1/24	6,200	6,279
Interstate Power & Light Co.	6.250%	7/15/39	2,864	3,842
Interstate Power & Light Co.	3.700%	9/15/46	2,500	2,498
10 ITC Holdings Corp.	2.700%	11/15/22	2,950	2,940
ITC Holdings Corp.	3.650%	6/15/24	4,070	4,170
ITC Holdings Corp.	3.250%	6/30/26	1,750	1,739
10 ITC Holdings Corp.	3.350%	11/15/27	5,275	5,277
ITC Holdings Corp.	5.300%	7/1/43	11,600	14,010
5 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,504	2,772
Kansas City Power & Light Co.	7.150%	4/1/19	2,890	3,052
Kansas City Power & Light Co.	3.150%	3/15/23	750	755
Kansas City Power & Light Co.	6.050%	11/15/35	1,440	1,809
Kansas City Power & Light Co.	5.300%	10/1/41	6,895	8,292
Kansas City Power & Light Co.	4.200%	6/15/47	3,350	3,547
Kentucky Utilities Co.	3.250%	11/1/20	3,575	3,650
Kentucky Utilities Co.	5.125%	11/1/40	3,009	3,712
LG&E & KU Energy LLC	3.750%	11/15/20	23,786	24,537
LG&E & KU Energy LLC	4.375%	10/1/21	75	79
Louisville Gas & Electric Co.	3.300%	10/1/25	3,250	3,327
Metropolitan Edison Co.	7.700%	1/15/19	4,486	4,717
MidAmerican Energy Co.	3.500%	10/15/24	8,228	8,569
MidAmerican Energy Co.	3.100%	5/1/27	3,950	3,968
MidAmerican Energy Co.	6.750%	12/30/31	9,014	12,180
MidAmerican Energy Co.	5.750%	11/1/35	1,400	1,778
MidAmerican Energy Co.	5.800%	10/15/36	275	354
MidAmerican Energy Co.	4.800%	9/15/43	2,679	3,208
MidAmerican Energy Co.	4.250%	5/1/46	1,285	1,439
MidAmerican Energy Co.	3.950%	8/1/47	4,925	5,252
Mississippi Power Co.	4.250%	3/15/42	7,700	7,513
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	3,275	3,278

105

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	1.650%	2/8/19	15,000	14,938
National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	1,925	1,900
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	5,100	5,113
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	3,405	3,389
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	6,900	6,894
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	4,500	4,496
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,117	2,155
National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	5,875	5,850
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	9,800	9,784
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	11,500	11,564
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	7,470	7,420
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	730	741
National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	4,000	3,984
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	11,812	12,473
5 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,866	1,935
5 National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	4,775	5,066
Nevada Power Co.	7.125%	3/15/19	19,380	20,481
Nevada Power Co.	6.650%	4/1/36	5,650	7,779
Nevada Power Co.	6.750%	7/1/37	7,472	10,509
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	8,075	8,080
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	3,075	3,099
NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	5,380	5,376
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	13,600	13,844
5 NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	5,850	5,865
Northern States Power Co.	2.200%	8/15/20	2,700	2,695
Northern States Power Co.	6.250%	6/1/36	3,670	4,981
Northern States Power Co.	6.200%	7/1/37	5,393	7,314
Northern States Power Co.	5.350%	11/1/39	8,571	10,774
Northern States Power Co.	3.400%	8/15/42	3,708	3,651
Northern States Power Co.	4.000%	8/15/45	2,900	3,137
NorthWestern Corp.	4.176%	11/15/44	3,125	3,386
NSTAR Electric Co.	2.375%	10/15/22	8,400	8,295
NSTAR Electric Co.	3.200%	5/15/27	7,425	7,512
NSTAR Electric Co.	5.500%	3/15/40	5,046	6,418
NV Energy Inc.	6.250%	11/15/20	12,435	13,623
Oglethorpe Power Corp.	5.950%	11/1/39	1,450	1,836
Oglethorpe Power Corp.	5.375%	11/1/40	7,025	8,247
Oglethorpe Power Corp.	5.250%	9/1/50	518	593
Ohio Edison Co.	6.875%	7/15/36	1,795	2,439
Ohio Power Co.	5.375%	10/1/21	4,466	4,913
Oklahoma Gas & Electric Co.	4.150%	4/1/47	2,975	3,205
Oklahoma Gas & Electric Co.	3.850%	8/15/47	11,975	12,420
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	6,010	5,991
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,471	6,457
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	6,250	6,228
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,525	3,457
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	2,930	4,140
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,621	2,458
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	5,775	7,149
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	4,494	5,172
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	4,850	6,078
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	8,324	8,637
10 Oncor Electric Delivery Co. LLC	3.800%	9/30/47	3,725	3,871
Pacific Gas & Electric Co.	3.500%	10/1/20	21,261	21,804
Pacific Gas & Electric Co.	4.250%	5/15/21	10,366	10,885
Pacific Gas & Electric Co.	3.250%	6/15/23	7,430	7,491
Pacific Gas & Electric Co.	3.850%	11/15/23	1,500	1,557
Pacific Gas & Electric Co.	3.750%	2/15/24	4,975	5,161
Pacific Gas & Electric Co.	3.400%	8/15/24	5,671	5,747
Pacific Gas & Electric Co.	3.500%	6/15/25	5,900	5,983
Pacific Gas & Electric Co.	2.950%	3/1/26	2,000	1,944
10 Pacific Gas & Electric Co.	3.300%	12/1/27	12,375	12,267
Pacific Gas & Electric Co.	6.050%	3/1/34	31,000	38,832
Pacific Gas & Electric Co.	5.800%	3/1/37	9,723	12,164

106

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	6.350%	2/15/38	1,525	2,011
Pacific Gas & Electric Co.	6.250%	3/1/39	4,925	6,494
Pacific Gas & Electric Co.	4.450%	4/15/42	12,069	13,006
Pacific Gas & Electric Co.	3.750%	8/15/42	210	207
Pacific Gas & Electric Co.	4.600%	6/15/43	15,200	16,596
Pacific Gas & Electric Co.	5.125%	11/15/43	30	35
Pacific Gas & Electric Co.	4.750%	2/15/44	5,305	5,908
Pacific Gas & Electric Co.	4.300%	3/15/45	6,442	6,720
Pacific Gas & Electric Co.	4.250%	3/15/46	12,120	12,763
Pacific Gas & Electric Co.	4.000%	12/1/46	6,875	7,036
10 Pacific Gas & Electric Co.	3.950%	12/1/47	8,750	8,698
PacifiCorp	5.500%	1/15/19	10,477	10,837
PacifiCorp	2.950%	2/1/22	9,975	10,130
PacifiCorp	2.950%	6/1/23	475	479
PacifiCorp	3.600%	4/1/24	6,764	7,070
PacifiCorp	7.700%	11/15/31	1,099	1,591
PacifiCorp	5.250%	6/15/35	1,110	1,352
PacifiCorp	6.100%	8/1/36	4,898	6,511
PacifiCorp	5.750%	4/1/37	3,181	4,097
PacifiCorp	6.250%	10/15/37	8,606	11,777
PacifiCorp	6.350%	7/15/38	2,050	2,832
PacifiCorp	6.000%	1/15/39	3,731	4,995
PacifiCorp	4.100%	2/1/42	4,805	5,203
PECO Energy Co.	2.375%	9/15/22	2,925	2,894
PECO Energy Co.	3.150%	10/15/25	200	202
Pennsylvania Electric Co.	5.200%	4/1/20	3,600	3,791
PG&E Corp.	2.400%	3/1/19	3,975	3,978
Pinnacle West Capital Corp.	2.250%	11/30/20	3,500	3,482
Potomac Electric Power Co.	3.600%	3/15/24	1,960	2,045
Potomac Electric Power Co.	6.500%	11/15/37	7,532	10,475
Potomac Electric Power Co.	4.150%	3/15/43	4,675	5,095
PPL Capital Funding Inc.	4.200%	6/15/22	2,365	2,501
PPL Capital Funding Inc.	3.500%	12/1/22	1,745	1,791
PPL Capital Funding Inc.	3.400%	6/1/23	3,695	3,766
PPL Capital Funding Inc.	3.950%	3/15/24	815	851
PPL Capital Funding Inc.	3.100%	5/15/26	4,651	4,552
PPL Capital Funding Inc.	4.700%	6/1/43	2,700	3,016
PPL Capital Funding Inc.	5.000%	3/15/44	11,396	13,329
PPL Capital Funding Inc.	4.000%	9/15/47	4,575	4,684
PPL Electric Utilities Corp.	3.000%	9/15/21	3,300	3,358
PPL Electric Utilities Corp.	6.250%	5/15/39	5,327	7,307
PPL Electric Utilities Corp.	4.750%	7/15/43	700	833
PPL Electric Utilities Corp.	4.125%	6/15/44	2,700	2,973
PPL Electric Utilities Corp.	4.150%	10/1/45	3,275	3,630
PPL Electric Utilities Corp.	3.950%	6/1/47	4,775	5,155
Progress Energy Inc.	4.875%	12/1/19	4,500	4,710
Progress Energy Inc.	4.400%	1/15/21	6,347	6,634
Progress Energy Inc.	3.150%	4/1/22	17,265	17,426
Progress Energy Inc.	7.750%	3/1/31	2,435	3,407
Progress Energy Inc.	7.000%	10/30/31	2,850	3,804
Progress Energy Inc.	6.000%	12/1/39	7,599	9,917
PSEG Power LLC	5.125%	4/15/20	1,286	1,355
PSEG Power LLC	3.000%	6/15/21	3,985	4,014
PSEG Power LLC	8.625%	4/15/31	708	931
Public Service Co. of Colorado	5.125%	6/1/19	7,475	7,747
Public Service Co. of Colorado	3.200%	11/15/20	4,175	4,257
Public Service Co. of Colorado	2.250%	9/15/22	5,500	5,407
Public Service Co. of Colorado	3.600%	9/15/42	10,475	10,588
Public Service Co. of Colorado	4.300%	3/15/44	120	134
Public Service Co. of Colorado	3.800%	6/15/47	3,000	3,140
Public Service Co. of New Hampshire	3.500%	11/1/23	2,054	2,117
Public Service Co. of Oklahoma	5.150%	12/1/19	100	105
Public Service Electric & Gas Co.	1.900%	3/15/21	3,100	3,049
Public Service Electric & Gas Co.	2.375%	5/15/23	308	303

107

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Electric & Gas Co.	3.000%	5/15/25	4,460	4,456
Public Service Electric & Gas Co.	2.250%	9/15/26	575	541
Public Service Electric & Gas Co.	3.000%	5/15/27	4,225	4,213
Public Service Electric & Gas Co.	5.800%	5/1/37	1,741	2,270
Public Service Electric & Gas Co.	3.950%	5/1/42	14,940	16,102
Public Service Electric & Gas Co.	3.650%	9/1/42	825	843
Public Service Electric & Gas Co.	3.800%	3/1/46	16,530	17,493
Public Service Electric & Gas Co.	3.600%	12/1/47	3,750	3,838
Public Service Enterprise Group Inc.	1.600%	11/15/19	625	615
Public Service Enterprise Group Inc.	2.650%	11/15/22	6,650	6,582
Puget Energy Inc.	6.500%	12/15/20	15,875	17,503
Puget Energy Inc.	6.000%	9/1/21	5,494	6,082
Puget Energy Inc.	5.625%	7/15/22	2,150	2,370
Puget Energy Inc.	3.650%	5/15/25	6,680	6,838
Puget Sound Energy Inc.	6.274%	3/15/37	3,275	4,408
Puget Sound Energy Inc.	5.757%	10/1/39	2,675	3,485
Puget Sound Energy Inc.	5.795%	3/15/40	1,774	2,335
Puget Sound Energy Inc.	5.638%	4/15/41	3,068	3,943
Puget Sound Energy Inc.	4.300%	5/20/45	7,625	8,601
San Diego Gas & Electric Co.	3.000%	8/15/21	3,000	3,046
San Diego Gas & Electric Co.	3.600%	9/1/23	3,675	3,813
San Diego Gas & Electric Co.	2.500%	5/15/26	75	72
San Diego Gas & Electric Co.	6.000%	6/1/39	805	1,074
San Diego Gas & Electric Co.	4.500%	8/15/40	2,570	3,003
San Diego Gas & Electric Co.	3.750%	6/1/47	6,000	6,292
SCANA Corp.	4.750%	5/15/21	4,450	4,607
Sierra Pacific Power Co.	2.600%	5/1/26	13,345	12,883
South Carolina Electric & Gas Co.	6.625%	2/1/32	5,679	7,205
South Carolina Electric & Gas Co.	5.300%	5/15/33	93	106
South Carolina Electric & Gas Co.	6.050%	1/15/38	3,635	4,521
South Carolina Electric & Gas Co.	5.450%	2/1/41	3,345	3,962
South Carolina Electric & Gas Co.	4.350%	2/1/42	5,243	5,488
South Carolina Electric & Gas Co.	4.600%	6/15/43	7,410	8,024
South Carolina Electric & Gas Co.	4.100%	6/15/46	4,295	4,379
South Carolina Electric & Gas Co.	4.500%	6/1/64	3,875	4,027
South Carolina Electric & Gas Co.	5.100%	6/1/65	5,175	5,901
Southern California Edison Co.	3.875%	6/1/21	16,875	17,553
5 Southern California Edison Co.	1.845%	2/1/22	3,504	3,425
Southern California Edison Co.	2.400%	2/1/22	6,400	6,340
Southern California Edison Co.	6.650%	4/1/29	2,056	2,628
Southern California Edison Co.	6.000%	1/15/34	5,485	7,052
Southern California Edison Co.	5.750%	4/1/35	2,913	3,715
Southern California Edison Co.	5.350%	7/15/35	7,223	8,831
Southern California Edison Co.	5.550%	1/15/36	1,280	1,562
Southern California Edison Co.	5.625%	2/1/36	7,300	9,214
Southern California Edison Co.	5.550%	1/15/37	6,300	7,928
Southern California Edison Co.	5.950%	2/1/38	5,713	7,568
Southern California Edison Co.	6.050%	3/15/39	1,085	1,455
Southern California Edison Co.	5.500%	3/15/40	898	1,152
Southern California Edison Co.	4.500%	9/1/40	4,575	5,138
Southern California Edison Co.	4.050%	3/15/42	4,950	5,313
Southern California Edison Co.	3.900%	3/15/43	4,890	5,145
Southern California Edison Co.	4.650%	10/1/43	2,752	3,222
Southern California Edison Co.	3.600%	2/1/45	7,845	7,880
Southern California Edison Co.	4.000%	4/1/47	8,425	9,057
Southern Co.	1.850%	7/1/19	3,575	3,554
Southern Co.	2.150%	9/1/19	2,650	2,635
Southern Co.	2.750%	6/15/20	11,560	11,639
Southern Co.	2.350%	7/1/21	10,325	10,275
Southern Co.	2.950%	7/1/23	7,925	7,879
Southern Co.	3.250%	7/1/26	18,590	18,232
Southern Co.	4.250%	7/1/36	12,700	13,344
Southern Co.	4.400%	7/1/46	14,500	15,471
Southern Power Co.	1.950%	12/15/19	6,200	6,150

108

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Power Co.	2.375%	6/1/20	2,950	2,937
Southern Power Co.	2.500%	12/15/21	9,950	9,856
Southern Power Co.	4.150%	12/1/25	9,900	10,422
Southern Power Co.	5.150%	9/15/41	11,140	12,460
Southern Power Co.	4.950%	12/15/46	3,905	4,266
Southwestern Electric Power Co.	6.450%	1/15/19	3,685	3,834
Southwestern Electric Power Co.	2.750%	10/1/26	4,175	4,010
Southwestern Electric Power Co.	6.200%	3/15/40	2,050	2,737
Southwestern Electric Power Co.	3.900%	4/1/45	7,725	7,916
Southwestern Public Service Co.	3.300%	6/15/24	1,815	1,862
Southwestern Public Service Co.	4.500%	8/15/41	6,048	6,915
Southwestern Public Service Co.	3.400%	8/15/46	21,640	21,045
Southwestern Public Service Co.	3.700%	8/15/47	6,425	6,572
Tampa Electric Co.	5.400%	5/15/21	2,462	2,663
Tampa Electric Co.	2.600%	9/15/22	5,690	5,629
Tampa Electric Co.	6.550%	5/15/36	850	1,127
Tampa Electric Co.	4.100%	6/15/42	602	622
Tampa Electric Co.	4.350%	5/15/44	6,960	7,540
TECO Finance Inc.	5.150%	3/15/20	3,494	3,675
Toledo Edison Co.	6.150%	5/15/37	2,880	3,712
TransAlta Corp.	4.500%	11/15/22	3,985	4,047
TransAlta Corp.	6.500%	3/15/40	4,814	4,794
Tucson Electric Power Co.	3.050%	3/15/25	2,375	2,322
UIL Holdings Corp.	4.625%	10/1/20	1,600	1,675
Union Electric Co.	6.700%	2/1/19	3,941	4,122
Union Electric Co.	3.500%	4/15/24	5,295	5,487
Union Electric Co.	2.950%	6/15/27	4,000	3,963
Union Electric Co.	5.300%	8/1/37	3,770	4,555
Union Electric Co.	8.450%	3/15/39	1,775	2,885
Union Electric Co.	3.900%	9/15/42	2,450	2,568
Union Electric Co.	3.650%	4/15/45	3,975	4,034
Virginia Electric & Power Co.	5.000%	6/30/19	4,687	4,869
Virginia Electric & Power Co.	2.950%	1/15/22	4,070	4,128
Virginia Electric & Power Co.	3.450%	9/1/22	1,390	1,434
Virginia Electric & Power Co.	2.750%	3/15/23	5,375	5,366
Virginia Electric & Power Co.	3.450%	2/15/24	4,920	5,069
Virginia Electric & Power Co.	3.100%	5/15/25	4,105	4,125
Virginia Electric & Power Co.	3.150%	1/15/26	7,990	8,067
Virginia Electric & Power Co.	2.950%	11/15/26	4,120	4,077
Virginia Electric & Power Co.	3.500%	3/15/27	21,475	22,184
Virginia Electric & Power Co.	6.000%	1/15/36	5,700	7,437
Virginia Electric & Power Co.	6.000%	5/15/37	3,975	5,222
Virginia Electric & Power Co.	6.350%	11/30/37	3,700	5,064
Virginia Electric & Power Co.	4.000%	1/15/43	4,498	4,760
Virginia Electric & Power Co.	4.650%	8/15/43	8,130	9,455
Virginia Electric & Power Co.	4.450%	2/15/44	10,330	11,650
Virginia Electric & Power Co.	4.200%	5/15/45	5,800	6,356
Virginia Electric & Power Co.	4.000%	11/15/46	5,250	5,582
Virginia Electric & Power Co.	3.800%	9/15/47	7,700	7,988
WEC Energy Group Inc.	2.450%	6/15/20	3,000	2,999
WEC Energy Group Inc.	3.550%	6/15/25	3,525	3,605
Westar Energy Inc.	2.550%	7/1/26	5,875	5,650
Westar Energy Inc.	3.100%	4/1/27	7,500	7,503
Westar Energy Inc.	4.125%	3/1/42	7,462	8,023
Westar Energy Inc.	4.100%	4/1/43	5,075	5,455
Westar Energy Inc.	4.250%	12/1/45	1,560	1,716
Wisconsin Electric Power Co.	2.950%	9/15/21	2,515	2,544
Wisconsin Electric Power Co.	5.625%	5/15/33	775	942
Wisconsin Electric Power Co.	5.700%	12/1/36	1,050	1,340
Wisconsin Electric Power Co.	4.250%	6/1/44	2,125	2,331
Wisconsin Power & Light Co.	3.050%	10/15/27	1,200	1,196
Wisconsin Power & Light Co.	6.375%	8/15/37	4,200	5,683
Wisconsin Public Service Corp.	3.671%	12/1/42	1,875	1,899
Xcel Energy Inc.	4.700%	5/15/20	750	783

109

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xcel Energy Inc.	2.400%	3/15/21	8,000	7,943
Xcel Energy Inc.	2.600%	3/15/22	5,225	5,214
Xcel Energy Inc.	3.300%	6/1/25	4,800	4,871
Xcel Energy Inc.	3.350%	12/1/26	3,825	3,883
Xcel Energy Inc.	6.500%	7/1/36	7,717	10,475
Natural Gas (0.2%)
Atmos Energy Corp.	8.500%	3/15/19	1,110	1,192
Atmos Energy Corp.	3.000%	6/15/27	5,000	4,961
Atmos Energy Corp.	5.500%	6/15/41	10,165	12,861
Atmos Energy Corp.	4.150%	1/15/43	8,790	9,486
Atmos Energy Corp.	4.125%	10/15/44	2,365	2,584
CenterPoint Energy Resources Corp.	4.500%	1/15/21	16,592	17,340
CenterPoint Energy Resources Corp.	5.850%	1/15/41	7,075	9,052
CenterPoint Energy Resources Corp.	4.100%	9/1/47	3,150	3,309
NiSource Finance Corp.	6.800%	1/15/19	195	204
NiSource Finance Corp.	5.450%	9/15/20	6,732	7,198
NiSource Finance Corp.	2.650%	11/17/22	3,800	3,775
NiSource Finance Corp.	3.490%	5/15/27	10,051	10,224
NiSource Finance Corp.	5.950%	6/15/41	9,065	11,586
Nisource Finance Corp.	5.250%	2/15/43	1,200	1,446
NiSource Finance Corp.	4.800%	2/15/44	412	468
NiSource Finance Corp.	4.375%	5/15/47	19,757	21,631
ONE Gas Inc.	2.070%	2/1/19	4,529	4,513
ONE Gas Inc.	4.658%	2/1/44	1,325	1,516
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	2,450	2,800
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	4,190	4,121
Sempra Energy	9.800%	2/15/19	6,055	6,537
Sempra Energy	1.625%	10/7/19	3,600	3,556
Sempra Energy	2.400%	3/15/20	3,661	3,663
Sempra Energy	2.850%	11/15/20	7,179	7,213
Sempra Energy	2.875%	10/1/22	6,131	6,088
Sempra Energy	4.050%	12/1/23	7,435	7,767
Sempra Energy	3.750%	11/15/25	5,450	5,579
Sempra Energy	3.250%	6/15/27	9,055	8,972
Sempra Energy	6.000%	10/15/39	21,128	27,255
Southern California Gas Co.	3.150%	9/15/24	175	179
Southern California Gas Co.	3.200%	6/15/25	1,020	1,036
Southern California Gas Co.	2.600%	6/15/26	13,050	12,659
Southern California Gas Co.	3.750%	9/15/42	4,570	4,747
Southern Co. Gas Capital Corp.	5.250%	8/15/19	885	922
Southern Co. Gas Capital Corp.	3.500%	9/15/21	2,575	2,627
Southern Co. Gas Capital Corp.	2.450%	10/1/23	375	364
Southern Co. Gas Capital Corp.	3.875%	11/15/25	1,000	1,025
Southern Co. Gas Capital Corp.	3.250%	6/15/26	5,155	5,078
Southern Co. Gas Capital Corp.	5.875%	3/15/41	4,085	5,069
Southern Co. Gas Capital Corp.	4.400%	6/1/43	4,325	4,582
Southern Co. Gas Capital Corp.	3.950%	10/1/46	5,900	5,856
Southern Co. Gas Capital Corp.	4.400%	5/30/47	12,385	13,295
Southwest Gas Corp.	3.800%	9/29/46	400	403
Washington Gas Light Co.	3.796%	9/15/46	4,675	4,818
Other Utility (0.0%)
American Water Capital Corp.	3.850%	3/1/24	3,500	3,690
American Water Capital Corp.	3.400%	3/1/25	1,560	1,602
American Water Capital Corp.	2.950%	9/1/27	6,850	6,781
American Water Capital Corp.	6.593%	10/15/37	5,620	7,854
American Water Capital Corp.	4.300%	12/1/42	60	66
American Water Capital Corp.	4.300%	9/1/45	5,200	5,747
American Water Capital Corp.	4.000%	12/1/46	925	985
American Water Capital Corp.	3.750%	9/1/47	11,825	12,135
United Utilities plc	5.375%	2/1/19	3,700	3,807
United Utilities plc	6.875%	8/15/28	960	1,166
Veolia Environnement SA	6.750%	6/1/38	4,074	5,352

110

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
				3,824,197
Total Corporate Bonds (Cost $52,642,021)				54,531,141
Sovereign Bonds (4.8%)
African Development Bank	1.000%	5/15/19	16,430	16,207
African Development Bank	1.375%	2/12/20	9,600	9,470
African Development Bank	1.875%	3/16/20	27,000	26,908
African Development Bank	1.250%	7/26/21	3,620	3,494
African Development Bank	2.375%	9/23/21	26,600	26,714
African Development Bank	2.125%	11/16/22	35,060	34,548
Agricultural Bank of China Ltd.	2.750%	5/21/20	1,645	1,640
Asian Development Bank	1.375%	1/15/19	14,500	14,419
Asian Development Bank	1.750%	3/21/19	3,445	3,436
Asian Development Bank	1.875%	4/12/19	12,320	12,304
Asian Development Bank	1.000%	8/16/19	5,970	5,874
Asian Development Bank	1.500%	1/22/20	18,305	18,106
Asian Development Bank	1.375%	3/23/20	16,525	16,281
Asian Development Bank	1.625%	5/5/20	102,050	101,043
Asian Development Bank	1.625%	8/26/20	3,900	3,847
Asian Development Bank	1.625%	3/16/21	44,000	43,236
Asian Development Bank	1.750%	6/8/21	37,500	36,898
Asian Development Bank	2.125%	11/24/21	20,000	19,800
Asian Development Bank	2.000%	2/16/22	82,941	82,049
Asian Development Bank	1.875%	2/18/22	27,550	26,985
Asian Development Bank	1.750%	9/13/22	12,900	12,524
Asian Development Bank	2.000%	1/22/25	16,950	16,416
Asian Development Bank	2.000%	4/24/26	9,350	8,978
Asian Development Bank	2.625%	1/12/27	11,500	11,546
Asian Development Bank	6.220%	8/15/27	375	489
Asian Development Bank	2.500%	11/2/27	33,347	33,018
Canada	1.625%	2/27/19	31,415	31,344
Canada	2.000%	11/15/22	20,295	20,012
CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	5,000	5,329
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	6,525	6,455
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	21,885	21,804
CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	4,500	4,593
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	30,550	30,797
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	30,800	32,485
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	600	677
Corp. Andina de Fomento	2.000%	5/10/19	18,255	18,169
Corp. Andina de Fomento	8.125%	6/4/19	19,800	21,357
Corp. Andina de Fomento	2.200%	7/18/20	26,145	25,954
Corp. Andina de Fomento	4.375%	6/15/22	25,925	27,561
Corp. Andina de Fomento	2.750%	1/6/23	19,179	19,006
Council Of Europe Development Bank	1.500%	5/17/19	6,100	6,064
Council Of Europe Development Bank	1.750%	11/14/19	2,900	2,883
Council Of Europe Development Bank	1.875%	1/27/20	2,250	2,241
Council Of Europe Development Bank	1.625%	3/10/20	17,800	17,626
Council Of Europe Development Bank	1.625%	3/16/21	8,500	8,342
Ecopetrol SA	5.875%	9/18/23	19,850	21,959
Ecopetrol SA	4.125%	1/16/25	20,880	21,037
Ecopetrol SA	5.375%	6/26/26	27,840	29,928
Ecopetrol SA	7.375%	9/18/43	4,000	4,795
Ecopetrol SA	5.875%	5/28/45	23,115	23,462
Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	5,000	5,107
European Bank for Reconstruction & Development	1.750%	6/14/19	21,270	21,197
European Bank for Reconstruction & Development	0.875%	7/22/19	5,000	4,897
European Bank for Reconstruction & Development	1.750%	11/26/19	19,500	19,383
European Bank for Reconstruction & Development	1.500%	3/16/20	23,050	22,772
European Bank for Reconstruction & Development	1.125%	8/24/20	3,270	3,189
European Bank for Reconstruction & Development	2.000%	2/1/21	51,650	51,330
European Bank for Reconstruction & Development	1.875%	7/15/21	5,075	5,028
European Bank for Reconstruction & Development	1.875%	2/23/22	14,800	14,567

111

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
European Bank for Reconstruction & Development	2.125%	3/7/22	1,040	1,031
European Investment Bank	1.875%	3/15/19	74,925	74,834
European Investment Bank	1.250%	5/15/19	48,605	48,130
European Investment Bank	1.750%	6/17/19	68,060	67,824
European Investment Bank	1.125%	8/15/19	64,600	63,732
European Investment Bank	1.625%	3/16/20	77,370	76,626
European Investment Bank	1.750%	5/15/20	51,500	51,122
European Investment Bank	1.375%	6/15/20	29,985	29,462
European Investment Bank	1.625%	8/14/20	20,460	20,209
European Investment Bank	2.875%	9/15/20	14,495	14,769
European Investment Bank	1.625%	12/15/20	40,800	40,192
European Investment Bank	4.000%	2/16/21	30,785	32,447
European Investment Bank	2.000%	3/15/21	32,950	32,748
European Investment Bank	2.500%	4/15/21	41,260	41,572
European Investment Bank	1.625%	6/15/21	12,000	11,749
European Investment Bank	1.375%	9/15/21	4,250	4,114
European Investment Bank	2.125%	10/15/21	5,590	5,558
European Investment Bank	2.250%	3/15/22	56,500	56,309
European Investment Bank	2.375%	6/15/22	54,450	54,473
European Investment Bank	2.250%	8/15/22	28,905	28,773
European Investment Bank	2.000%	12/15/22	32,400	31,784
European Investment Bank	3.250%	1/29/24	21,250	22,167
European Investment Bank	2.500%	10/15/24	24,160	24,219
European Investment Bank	1.875%	2/10/25	44,510	42,597
European Investment Bank	2.125%	4/13/26	59,025	57,101
European Investment Bank	2.375%	5/24/27	19,250	18,868
European Investment Bank	4.875%	2/15/36	11,965	15,666
Export Development Canada	1.250%	2/4/19	11,600	11,516
10 Export Development Canada	1.500%	4/4/19	2,200	2,186
12 Export Development Canada	1.750%	8/19/19	28,150	28,054
12 Export Development Canada	1.625%	12/3/19	4,500	4,468
Export Development Canada	1.625%	1/17/20	11,000	10,907
Export Development Canada	1.625%	6/1/20	3,000	2,937
Export Development Canada	1.750%	7/21/20	325	322
Export Development Canada	2.000%	11/30/20	24,105	24,011
Export Development Canada	1.500%	5/26/21	25,750	25,151
Export Development Canada	1.375%	10/21/21	10,400	10,069
Export Development Canada	2.000%	5/17/22	1,500	1,479
Export-Import Bank of Korea	1.750%	2/27/18	17,810	17,796
Export-Import Bank of Korea	1.750%	5/26/19	8,300	8,208
Export-Import Bank of Korea	2.375%	8/12/19	8,000	7,961
Export-Import Bank of Korea	1.500%	10/21/19	12,000	11,748
Export-Import Bank of Korea	5.125%	6/29/20	9,730	10,254
Export-Import Bank of Korea	2.500%	11/1/20	2,000	1,978
Export-Import Bank of Korea	2.625%	12/30/20	2,450	2,426
Export-Import Bank of Korea	4.000%	1/29/21	7,824	8,060
Export-Import Bank of Korea	2.125%	2/11/21	500	488
Export-Import Bank of Korea	2.500%	5/10/21	5,200	5,123
Export-Import Bank of Korea	4.375%	9/15/21	4,465	4,678
Export-Import Bank of Korea	1.875%	10/21/21	11,500	11,028
Export-Import Bank of Korea	2.750%	1/25/22	22,200	21,952
Export-Import Bank of Korea	5.000%	4/11/22	4,150	4,467
Export-Import Bank of Korea	3.000%	11/1/22	8,000	7,962
Export-Import Bank of Korea	4.000%	1/14/24	34,750	36,430
Export-Import Bank of Korea	3.250%	11/10/25	6,430	6,410
Export-Import Bank of Korea	2.625%	5/26/26	12,900	12,280
FMS Wertmanagement AoeR	1.000%	8/16/19	35,000	34,438
13 FMS Wertmanagement AoeR	1.750%	1/24/20	24,100	23,953
FMS Wertmanagement AoeR	1.750%	3/17/20	8,000	7,943
FMS Wertmanagement AoeR	2.000%	8/1/22	44,610	43,946
Hydro-Quebec	8.400%	1/15/22	8,195	9,901
Hydro-Quebec	8.050%	7/7/24	3,310	4,276
Hydro-Quebec	8.500%	12/1/29	825	1,215
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	4,400	4,434

112

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	8,000	7,902
Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	7,500	7,427
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	4,250	4,227
Inter-American Development Bank	1.000%	5/13/19	17,750	17,531
Inter-American Development Bank	1.125%	9/12/19	3,200	3,153
Inter-American Development Bank	3.875%	9/17/19	57,480	59,293
Inter-American Development Bank	1.250%	10/15/19	12,750	12,578
Inter-American Development Bank	1.750%	10/15/19	32,200	32,046
Inter-American Development Bank	3.875%	2/14/20	6,475	6,712
Inter-American Development Bank	1.625%	5/12/20	52,270	51,750
Inter-American Development Bank	1.875%	6/16/20	29,850	29,705
Inter-American Development Bank	2.125%	11/9/20	11,470	11,472
Inter-American Development Bank	1.875%	3/15/21	3,535	3,500
Inter-American Development Bank	2.125%	1/18/22	56,400	56,076
Inter-American Development Bank	1.750%	4/14/22	29,340	28,692
Inter-American Development Bank	1.750%	9/14/22	34,000	33,002
Inter-American Development Bank	3.000%	10/4/23	8,025	8,265
Inter-American Development Bank	3.000%	2/21/24	19,195	19,737
Inter-American Development Bank	2.125%	1/15/25	20,860	20,385
Inter-American Development Bank	7.000%	6/15/25	2,950	3,723
Inter-American Development Bank	2.000%	6/2/26	28,350	27,042
Inter-American Development Bank	2.375%	7/7/27	52,050	51,136
Inter-American Development Bank	3.875%	10/28/41	45	51
Inter-American Development Bank	3.200%	8/7/42	6,872	7,009
Inter-American Development Bank	4.375%	1/24/44	8,375	10,251
International Bank for Reconstruction & Development	1.875%	3/15/19	72,580	72,493
International Bank for Reconstruction & Development	1.250%	7/26/19	65,200	64,487
International Bank for Reconstruction & Development	0.875%	8/15/19	55,350	54,397
International Bank for Reconstruction & Development	1.875%	10/7/19	45,625	45,524
International Bank for Reconstruction & Development	1.300%	10/25/19	2,200	2,159
International Bank for Reconstruction & Development	1.125%	11/27/19	28,575	28,084
International Bank for Reconstruction & Development	1.375%	3/30/20	15,000	14,781
International Bank for Reconstruction & Development	1.875%	4/21/20	91,950	91,647
International Bank for Reconstruction & Development	1.125%	8/10/20	6,000	5,859
International Bank for Reconstruction & Development	1.625%	9/4/20	46,175	45,599
International Bank for Reconstruction & Development	2.125%	11/1/20	21,000	21,003
International Bank for Reconstruction & Development	1.625%	3/9/21	19,860	19,518
International Bank for Reconstruction & Development	1.375%	5/24/21	64,060	62,305
International Bank for Reconstruction & Development	2.250%	6/24/21	23,390	23,422
International Bank for Reconstruction & Development	1.375%	9/20/21	61,100	59,209
International Bank for Reconstruction & Development	2.125%	12/13/21	14,155	14,092
International Bank for Reconstruction & Development	2.000%	1/26/22	60,190	59,528
International Bank for Reconstruction & Development	1.625%	2/10/22	23,475	22,900
International Bank for Reconstruction & Development	1.875%	10/7/22	2,100	2,059
International Bank for Reconstruction & Development	7.625%	1/19/23	14,000	17,452
International Bank for Reconstruction & Development	1.750%	4/19/23	1,000	968
International Bank for Reconstruction & Development	2.500%	11/25/24	63,120	63,198
International Bank for Reconstruction & Development	2.125%	3/3/25	270	264
International Bank for Reconstruction & Development	2.500%	7/29/25	31,000	30,915
International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,498
International Bank for Reconstruction & Development	1.875%	10/27/26	1,500	1,419
International Bank for Reconstruction & Development	2.500%	11/22/27	10,860	10,780
International Bank for Reconstruction & Development	4.750%	2/15/35	7,058	9,071
International Finance Corp.	1.750%	9/16/19	17,100	17,022
International Finance Corp.	1.750%	3/30/20	25,000	24,851
International Finance Corp.	1.625%	7/16/20	32,615	32,220
International Finance Corp.	1.125%	7/20/21	3,150	3,034
International Finance Corp.	2.125%	4/7/26	22,300	21,576
14 Japan Bank for International Cooperation	2.250%	2/24/20	31,850	31,771
14 Japan Bank for International Cooperation	1.750%	5/28/20	37,600	36,990
14 Japan Bank for International Cooperation	2.125%	6/1/20	23,000	22,858
14 Japan Bank for International Cooperation	2.125%	7/21/20	16,180	16,059
14 Japan Bank for International Cooperation	2.125%	11/16/20	31,160	30,907
14 Japan Bank for International Cooperation	1.875%	4/20/21	9,300	9,093

113

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
14 Japan Bank for International Cooperation	1.500%	7/21/21	21,425	20,677
14 Japan Bank for International Cooperation	2.000%	11/4/21	12,000	11,749
14 Japan Bank for International Cooperation	2.500%	6/1/22	9,200	9,156
14 Japan Bank for International Cooperation	2.375%	7/21/22	11,000	10,864
14 Japan Bank for International Cooperation	2.375%	11/16/22	33,430	33,005
14 Japan Bank for International Cooperation	3.375%	7/31/23	2,100	2,173
14 Japan Bank for International Cooperation	3.000%	5/29/24	16,500	16,779
14 Japan Bank for International Cooperation	2.125%	2/10/25	18,200	17,465
14 Japan Bank for International Cooperation	2.750%	1/21/26	5,800	5,794
14 Japan Bank for International Cooperation	2.375%	4/20/26	2,000	1,931
14 Japan Bank for International Cooperation	2.250%	11/4/26	30,000	28,706
14 Japan Bank for International Cooperation	2.875%	6/1/27	34,250	34,420
14 Japan Bank for International Cooperation	2.750%	11/16/27	31,720	31,544
14 Japan Finance Organization for Municipalities	4.000%	1/13/21	400	415
14 Japan International Cooperation Agency	2.750%	4/27/27	12,000	11,830
13 KFW	1.500%	2/6/19	11,275	11,220
13 KFW	1.875%	4/1/19	42,530	42,484
13 KFW	4.875%	6/17/19	38,975	40,590
13 KFW	1.000%	7/15/19	69,647	68,525
13 KFW	1.500%	9/9/19	41,045	40,691
13 KFW	1.750%	10/15/19	13,800	13,733
13 KFW	4.000%	1/27/20	40,845	42,432
13 KFW	1.750%	3/31/20	38,000	37,717
13 KFW	1.500%	4/20/20	45,950	45,326
13 KFW	1.625%	5/29/20	49,850	49,298
13 KFW	1.875%	6/30/20	46,130	45,847
13 KFW	2.750%	9/8/20	53,480	54,354
13 KFW	2.750%	10/1/20	46,589	47,348
13 KFW	1.875%	11/30/20	4,500	4,462
13 KFW	1.875%	12/15/20	60,330	59,996
13 KFW	1.625%	3/15/21	46,300	45,446
13 KFW	1.500%	6/15/21	97,060	94,641
13 KFW	2.375%	8/25/21	13,825	13,878
13 KFW	1.750%	9/15/21	65,500	64,286
13 KFW	2.000%	11/30/21	20,000	19,781
13 KFW	2.625%	1/25/22	4,000	4,051
13 KFW	2.125%	3/7/22	56,050	55,650
13 KFW	2.125%	6/15/22	50,080	49,659
13 KFW	2.000%	9/29/22	2,750	2,706
13 KFW	2.000%	10/4/22	24,700	24,313
13 KFW	2.125%	1/17/23	40,135	39,651
13 KFW	2.500%	11/20/24	49,150	49,012
13 KFW	2.000%	5/2/25	18,175	17,529
13 KFW	0.000%	4/18/36	15,890	9,294
13 KFW	0.000%	6/29/37	6,850	3,906
Korea Development Bank	3.000%	3/17/19	7,745	7,786
Korea Development Bank	2.500%	3/11/20	3,500	3,470
Korea Development Bank	2.500%	1/13/21	1,000	988
Korea Development Bank	4.625%	11/16/21	6,975	7,387
Korea Development Bank	2.625%	2/27/22	20,000	19,705
Korea Development Bank	3.000%	9/14/22	16,040	15,988
Korea Development Bank	2.750%	3/19/23	8,600	8,442
Korea Development Bank	3.750%	1/22/24	23,490	24,321
Korea Development Bank	2.000%	9/12/26	1,500	1,355
Landesbank Baden-Wuerttemberg	7.625%	2/1/23	1,000	1,204
13 Landwirtschaftliche Rentenbank	1.750%	4/15/19	3,425	3,417
13 Landwirtschaftliche Rentenbank	1.375%	10/23/19	13,365	13,200
13 Landwirtschaftliche Rentenbank	2.250%	10/1/21	100	100
13 Landwirtschaftliche Rentenbank	2.000%	1/13/25	41,950	40,568
13 Landwirtschaftliche Rentenbank	2.375%	6/10/25	24,100	23,841
13 Landwirtschaftliche Rentenbank	1.750%	7/27/26	17,175	16,092
13 Landwirtschaftliche Rentenbank	2.500%	11/15/27	17,939	17,777
Nexen Energy ULC	6.200%	7/30/19	3,505	3,690
Nexen Energy ULC	7.875%	3/15/32	9,765	13,907

114

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nexen Energy ULC	5.875%	3/10/35	4,687	5,736
Nexen Energy ULC	6.400%	5/15/37	9,984	12,979
Nexen Energy ULC	7.500%	7/30/39	6,635	9,815
Nordic Investment Bank	1.875%	6/14/19	20,900	20,880
Nordic Investment Bank	1.500%	8/9/19	2,750	2,730
Nordic Investment Bank	1.500%	9/29/20	3,100	3,050
Nordic Investment Bank	1.625%	11/20/20	21,330	21,013
Nordic Investment Bank	1.250%	8/2/21	4,950	4,784
Nordic Investment Bank	2.125%	2/1/22	2,900	2,880
North American Development Bank	4.375%	2/11/20	2,600	2,708
North American Development Bank	2.400%	10/26/22	6,000	5,974
15 Oesterreichische Kontrollbank AG	1.125%	4/26/19	18,330	18,103
15 Oesterreichische Kontrollbank AG	1.750%	1/24/20	16,850	16,725
15 Oesterreichische Kontrollbank AG	1.375%	2/10/20	8,525	8,387
15 Oesterreichische Kontrollbank AG	1.500%	10/21/20	24,605	24,147
15 Oesterreichische Kontrollbank AG	1.875%	1/20/21	7,900	7,812
15 Oesterreichische Kontrollbank AG	2.375%	10/1/21	8,950	8,963
5 Oriental Republic of Uruguay	4.500%	8/14/24	12,601	13,660
5 Oriental Republic of Uruguay	4.375%	10/27/27	34,119	36,721
5 Oriental Republic of Uruguay	7.625%	3/21/36	13,645	19,444
5 Oriental Republic of Uruguay	4.125%	11/20/45	14,775	14,831
5 Oriental Republic of Uruguay	5.100%	6/18/50	34,570	38,416
Petroleos Mexicanos	5.500%	2/4/19	22,400	23,115
Petroleos Mexicanos	8.000%	5/3/19	1,400	1,497
Petroleos Mexicanos	6.000%	3/5/20	7,353	7,819
Petroleos Mexicanos	3.500%	7/23/20	15,085	15,319
Petroleos Mexicanos	5.500%	1/21/21	30,350	32,349
Petroleos Mexicanos	6.375%	2/4/21	36,770	40,044
Petroleos Mexicanos	4.875%	1/24/22	21,448	22,369
10 Petroleos Mexicanos	5.375%	3/13/22	5,500	5,847
Petroleos Mexicanos	3.500%	1/30/23	17,656	17,330
Petroleos Mexicanos	4.625%	9/21/23	32,881	33,777
Petroleos Mexicanos	4.875%	1/18/24	27,858	28,996
5 Petroleos Mexicanos	2.290%	2/15/24	1,544	1,538
Petroleos Mexicanos	2.378%	4/15/25	2,119	2,106
Petroleos Mexicanos	4.500%	1/23/26	4,570	4,587
Petroleos Mexicanos	6.875%	8/4/26	31,019	35,143
10 Petroleos Mexicanos	6.500%	3/13/27	29,500	32,239
10 Petroleos Mexicanos	6.500%	3/13/27	55,060	60,173
Petroleos Mexicanos	6.625%	6/15/35	22,361	23,950
Petroleos Mexicanos	6.625%	6/15/38	7,275	7,558
Petroleos Mexicanos	6.500%	6/2/41	22,630	23,394
Petroleos Mexicanos	5.500%	6/27/44	16,727	15,450
Petroleos Mexicanos	6.375%	1/23/45	10,214	10,268
Petroleos Mexicanos	5.625%	1/23/46	55,031	50,819
10 Petroleos Mexicanos	6.750%	9/21/47	45,400	47,534
Petroleos Mexicanos	6.750%	9/21/47	54,798	57,374
16 Power Sector Assets & Liabilities Management Corp.	9.625%	5/15/28	1,970	2,967
Province of Alberta	1.900%	12/6/19	23,000	22,865
Province of Alberta	2.200%	7/26/22	23,900	23,557
Province of British Columbia	2.650%	9/22/21	18,660	18,855
Province of British Columbia	2.000%	10/23/22	6,510	6,382
Province of British Columbia	6.500%	1/15/26	266	331
Province of British Columbia	2.250%	6/2/26	7,000	6,777
Province of Manitoba	1.750%	5/30/19	4,000	3,977
Province of Manitoba	2.100%	9/6/22	6,450	6,316
Province of Manitoba	3.050%	5/14/24	23,250	23,695
Province of Manitoba	2.125%	6/22/26	5,175	4,874
Province of New Brunswick	2.500%	12/12/22	1,675	1,669
Province of Ontario	1.625%	1/18/19	27,825	27,728
Province of Ontario	2.000%	1/30/19	10,920	10,923
Province of Ontario	1.250%	6/17/19	13,200	13,039
Province of Ontario	1.650%	9/27/19	25,520	25,307
Province of Ontario	4.000%	10/7/19	22,240	22,942

115

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of Ontario	4.400%	4/14/20	33,100	34,681
Province of Ontario	1.875%	5/21/20	26,390	26,168
Province of Ontario	2.500%	9/10/21	33,225	33,284
Province of Ontario	2.400%	2/8/22	15,525	15,474
Province of Ontario	2.250%	5/18/22	31,575	31,243
Province of Ontario	2.450%	6/29/22	10,750	10,716
Province of Ontario	2.200%	10/3/22	1,000	986
Province of Ontario	3.200%	5/16/24	2,050	2,112
Province of Ontario	2.500%	4/27/26	12,600	12,344
Province of Quebec	3.500%	7/29/20	17,120	17,661
Province of Quebec	2.750%	8/25/21	17,205	17,387
Province of Quebec	2.375%	1/31/22	18,150	18,093
Province of Quebec	2.625%	2/13/23	25,110	25,158
Province of Quebec	7.500%	7/15/23	300	366
Province of Quebec	7.125%	2/9/24	10,915	13,428
Province of Quebec	2.875%	10/16/24	14,990	15,147
Province of Quebec	2.500%	4/20/26	17,500	17,171
Province of Quebec	2.750%	4/12/27	45,000	44,654
Province of Quebec	7.500%	9/15/29	19,605	27,767
Republic of Chile	3.250%	9/14/21	200	206
Republic of Chile	2.250%	10/30/22	10,245	10,086
Republic of Chile	3.125%	3/27/25	500	509
Republic of Chile	3.125%	1/21/26	29,118	29,467
Republic of Chile	3.860%	6/21/47	15,387	15,816
Republic of Colombia	7.375%	3/18/19	13,800	14,617
Republic of Colombia	11.750%	2/25/20	3,350	3,998
Republic of Colombia	4.375%	7/12/21	19,552	20,608
5 Republic of Colombia	2.625%	3/15/23	20,485	19,979
Republic of Colombia	4.000%	2/26/24	50,635	52,458
Republic of Colombia	8.125%	5/21/24	3,784	4,807
5 Republic of Colombia	4.500%	1/28/26	10,293	11,003
5 Republic of Colombia	3.875%	4/25/27	28,025	28,530
Republic of Colombia	10.375%	1/28/33	10,050	15,873
Republic of Colombia	7.375%	9/18/37	19,672	26,562
Republic of Colombia	6.125%	1/18/41	17,675	21,497
5 Republic of Colombia	5.625%	2/26/44	6,432	7,365
5 Republic of Colombia	5.000%	6/15/45	53,861	56,958
Republic of Finland	6.950%	2/15/26	1,905	2,421
Republic of Hungary	6.250%	1/29/20	36,500	39,102
Republic of Hungary	6.375%	3/29/21	80,761	89,746
Republic of Hungary	5.375%	2/21/23	18,800	20,915
Republic of Hungary	5.750%	11/22/23	1,800	2,059
Republic of Hungary	5.375%	3/25/24	2,280	2,579
Republic of Hungary	7.625%	3/29/41	7,405	11,620
Republic of Indonesia	2.950%	1/11/23	10,000	9,951
Republic of Indonesia	3.500%	1/11/28	9,300	9,273
Republic of Indonesia	4.350%	1/11/48	9,000	9,145
Republic of Italy	6.875%	9/27/23	25,880	30,462
Republic of Italy	5.375%	6/15/33	16,595	19,513
Republic of Korea	7.125%	4/16/19	27,198	28,799
Republic of Korea	3.875%	9/11/23	10,650	11,137
Republic of Korea	5.625%	11/3/25	525	620
Republic of Korea	2.750%	1/19/27	25,300	24,715
Republic of Korea	4.125%	6/10/44	370	425
Republic of Panama	5.200%	1/30/20	17,868	18,828
5 Republic of Panama	4.000%	9/22/24	1,480	1,570
5 Republic of Panama	3.750%	3/16/25	16,875	17,526
Republic of Panama	7.125%	1/29/26	20,400	25,990
Republic of Panama	8.875%	9/30/27	850	1,233
5 Republic of Panama	3.875%	3/17/28	14,750	15,421
Republic of Panama	9.375%	4/1/29	12,195	18,463
5 Republic of Panama	6.700%	1/26/36	31,095	41,573
5 Republic of Panama	4.500%	5/15/47	10,200	10,980
5 Republic of Panama	4.300%	4/29/53	5,000	5,208

116

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Peru	7.125%	3/30/19	1,000	1,065
Republic of Peru	7.350%	7/21/25	5,540	7,208
Republic of Peru	4.125%	8/25/27	1,301	1,420
Republic of Peru	8.750%	11/21/33	43,964	69,496
5 Republic of Peru	6.550%	3/14/37	13,391	18,164
Republic of Peru	5.625%	11/18/50	26,291	33,928
Republic of Poland	6.375%	7/15/19	43,983	46,631
Republic of Poland	5.125%	4/21/21	26,325	28,497
Republic of Poland	5.000%	3/23/22	33,877	37,095
Republic of Poland	3.000%	3/17/23	17,668	17,955
Republic of Poland	4.000%	1/22/24	9,995	10,657
Republic of Poland	3.250%	4/6/26	25,710	26,256
Republic of the Philippines	8.375%	6/17/19	20,580	22,484
Republic of the Philippines	4.000%	1/15/21	11,610	12,178
Republic of the Philippines	9.500%	10/21/24	1,150	1,643
Republic of the Philippines	10.625%	3/16/25	16,900	25,540
Republic of the Philippines	5.500%	3/30/26	23,425	27,671
Republic of the Philippines	9.500%	2/2/30	6,400	10,112
Republic of the Philippines	7.750%	1/14/31	21,670	30,880
Republic of the Philippines	6.375%	1/15/32	9,400	12,220
Republic of the Philippines	6.375%	10/23/34	34,415	45,987
Republic of the Philippines	5.000%	1/13/37	805	950
Republic of the Philippines	3.950%	1/20/40	21,450	22,120
Republic of the Philippines	3.700%	3/1/41	21,150	21,018
Republic of the Philippines	3.700%	2/2/42	15,620	15,561
State of Israel	5.125%	3/26/19	15,595	16,149
State of Israel	4.000%	6/30/22	16,030	16,965
State of Israel	3.150%	6/30/23	11,000	11,268
State of Israel	2.875%	3/16/26	25,000	24,946
State of Israel	4.500%	1/30/43	15,550	17,024
Statoil ASA	2.250%	11/8/19	15,648	15,651
Statoil ASA	2.900%	11/8/20	5,305	5,379
Statoil ASA	2.750%	11/10/21	17,910	18,096
Statoil ASA	3.150%	1/23/22	7,567	7,751
Statoil ASA	2.450%	1/17/23	11,525	11,430
Statoil ASA	7.750%	6/15/23	25	31
Statoil ASA	2.650%	1/15/24	21,436	21,324
Statoil ASA	3.700%	3/1/24	10,787	11,324
Statoil ASA	3.250%	11/10/24	9,940	10,202
Statoil ASA	7.250%	9/23/27	5,375	7,105
10 Statoil ASA	6.500%	12/1/28	975	1,255
Statoil ASA	5.100%	8/17/40	1,021	1,236
Statoil ASA	4.250%	11/23/41	8,395	9,048
Statoil ASA	3.950%	5/15/43	10,512	10,988
Statoil ASA	4.800%	11/8/43	7,950	9,333
Svensk Exportkredit AB	1.250%	4/12/19	13,100	12,971
Svensk Exportkredit AB	1.875%	6/17/19	12,000	11,973
Svensk Exportkredit AB	1.125%	8/28/19	25,550	25,138
Svensk Exportkredit AB	1.750%	5/18/20	16,000	15,842
Svensk Exportkredit AB	1.875%	6/23/20	10,700	10,620
Svensk Exportkredit AB	1.750%	8/28/20	7,225	7,135
Svensk Exportkredit AB	1.750%	3/10/21	12,350	12,152
Svensk Exportkredit AB	2.000%	8/30/22	16,000	15,682
United Mexican States	3.500%	1/21/21	2,638	2,729
United Mexican States	3.625%	3/15/22	57,309	59,434
United Mexican States	4.000%	10/2/23	75,311	78,874
United Mexican States	3.600%	1/30/25	18,762	18,991
United Mexican States	4.125%	1/21/26	7,783	8,119
United Mexican States	4.150%	3/28/27	26,400	27,416
United Mexican States	7.500%	4/8/33	16,775	22,856
United Mexican States	6.750%	9/27/34	10,208	13,264
United Mexican States	6.050%	1/11/40	62,746	73,915
United Mexican States	4.750%	3/8/44	60,371	60,967
United Mexican States	5.550%	1/21/45	4,022	4,546

117

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	4.600%	1/23/46	14,439	14,273
United Mexican States	4.350%	1/15/47	17,450	16,717
United Mexican States	4.600%	2/10/48	1,500	1,477
United Mexican States	5.750%	10/12/10	52,150	55,059
Total Sovereign Bonds (Cost $9,251,476)				9,336,761
Taxable Municipal Bonds (0.7%)
Alabama Economic Settlement Authority BP
Settlement Revenue	3.163%	9/15/25	4,500	4,550
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	2,050	3,089
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	50	69
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	2,300	3,590
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	1,000	1,348
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	8,500	11,162
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	2,175	2,846
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	1,550	2,355
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	8,125	13,847
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	4,075	5,879
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	16,970	25,070
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,900	4,581
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	10,330	16,316
California Department of Water Resources Power
Supply Revenue	2.000%	5/1/22	14,745	14,412
California GO	6.200%	3/1/19	1,400	1,468
California GO	6.200%	10/1/19	11,000	11,789
California GO	5.700%	11/1/21	23,950	26,705
California GO	2.367%	4/1/22	2,000	1,994
California GO	7.500%	4/1/34	35,650	52,791
California GO	7.950%	3/1/36	550	614
California GO	7.550%	4/1/39	16,730	26,327
California GO	7.300%	10/1/39	5,905	8,809
California GO	7.350%	11/1/39	24,970	37,473
California GO	7.625%	3/1/40	15,200	23,780
California GO	7.600%	11/1/40	15,800	25,232
California State University Systemwide Revenue	3.899%	11/1/47	3,220	3,387
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	1,410	1,804
Chicago IL GO	7.045%	1/1/29	3,000	3,316
Chicago IL GO	7.375%	1/1/33	1,850	2,140
Chicago IL GO	7.781%	1/1/35	2,010	2,409
Chicago IL GO	5.432%	1/1/42	2,500	2,408
Chicago IL GO	6.314%	1/1/44	5,700	6,075
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,050	10,467
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,745	2,436
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	2,375	3,092
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	7,035	9,539
Chicago IL Water Revenue	6.742%	11/1/40	5,750	7,652
Clark County NV Airport System Revenue	6.881%	7/1/42	475	510
Clark County NV Airport System Revenue	6.820%	7/1/45	3,745	5,842

118

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Connecticut GO	5.090%	10/1/30	8,770	9,732
Connecticut GO	5.850%	3/15/32	6,410	7,709
Cook County IL GO	6.229%	11/15/34	5,525	7,011
Dallas County TX Hospital District Revenue	5.621%	8/15/44	2,100	2,622
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	2,065	2,849
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	3,850	4,801
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	9,740	13,233
Dallas TX Independent School District GO	6.450%	2/15/35	3,750	4,185
District of Columbia Income Tax Revenue	5.591%	12/1/34	1,175	1,452
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	11,600	13,560
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	5,255	7,039
Emory University Georgia GO	5.625%	9/1/19	7,000	7,344
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	4,000	4,002
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.814%	7/1/24	2,000	1,996
Florida Board of Administration Finance Corp Revenue	2.638%	7/1/21	7,330	7,338
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	19,255	19,507
George Washington University District of Columbia GO	3.485%	9/15/22	7,450	7,642
George Washington University District of Columbia GO	4.300%	9/15/44	4,825	5,224
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	13,000	16,664
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	6,730	8,477
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	3,700	4,560
Houston TX GO	6.290%	3/1/32	15,160	17,880
Illinois GO	5.877%	3/1/19	8,695	8,966
Illinois GO	4.950%	6/1/23	14,925	15,575
Illinois GO	5.100%	6/1/33	57,279	57,184
Illinois GO	6.630%	2/1/35	8,155	9,050
Illinois GO	6.725%	4/1/35	5,975	6,635
Illinois GO	7.350%	7/1/35	8,700	10,059
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	5,130	6,658
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	6,300	6,679
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	4,100	4,589
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	1,900	2,161
Kansas Development Finance Authority Revenue	4.927%	4/15/45	400	456
17 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	4,300	5,048
Los Angeles CA Community College District GO	6.750%	8/1/49	3,025	4,695
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	3,840	5,066
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	1,550	1,696
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	2,700	4,064
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	5,060	7,860
Los Angeles CA Unified School District GO	5.750%	7/1/34	10,100	12,879
Los Angeles CA Unified School District GO	6.758%	7/1/34	14,910	20,593
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	8,500	10,724
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	2,200	3,417
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	2,330	3,108
Massachusetts GO	4.200%	12/1/21	5,020	5,264
Massachusetts GO	4.500%	8/1/31	400	459
Massachusetts GO	5.456%	12/1/39	5,250	6,689

119

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	3,100	3,947
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,000	1,304
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	2,260	3,120
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	6,425	9,858
Mississippi GO	5.245%	11/1/34	1,375	1,646
Missouri Health & Educational Facilities Authority
Revenue (Washington University)	3.652%	8/15/57	5,750	5,844
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	1,650	2,001
18 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	15,525	19,417
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	12,075	13,862
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	11,355	11,917
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	8,635	11,442
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	14,050	21,686
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	15,750	23,529
New York City NY GO	6.246%	6/1/35	2,150	2,342
New York City NY GO	5.517%	10/1/37	7,150	9,019
New York City NY GO	6.271%	12/1/37	1,950	2,633
New York City NY Housing Development Corp. Multi-
Family Mortgage Revenue (8 Spruce Street)	3.709%	2/15/48	150	153
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	1,435	1,959
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	395	535
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	2,900	4,052
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,050	1,477
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	4,400	5,789
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	19,675	27,219
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	4,675	5,869
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	8,550	10,878
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	20,405	31,574
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	1,950	2,513
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.668%	11/15/39	200	283
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	2,140	2,673
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	765	982
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	5,775	7,060
New York University Hospitals Center Revenue	5.750%	7/1/43	4,780	6,215
North Texas Tollway Authority System Revenue	6.718%	1/1/49	10,730	16,323
Ohio State University General Receipts Revenue	4.910%	6/1/40	9,260	11,218
Ohio State University General Receipts Revenue	3.798%	12/1/46	2,550	2,634
Ohio State University General Receipts Revenue	4.800%	6/1/11	3,200	3,594
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	2,550	2,939

120

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	2,425	3,123
Oregon GO	5.892%	6/1/27	2,730	3,283
17 Oregon School Boards Association GO	5.528%	6/30/28	1,200	1,385
18 Oregon School Boards Association GO	5.680%	6/30/28	1,375	1,625
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	2,617	2,927
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,150	2,812
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,550	3,249
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	6,355	8,335
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	11,975	15,707
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	6,300	7,808
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	4,625	5,180
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	3,600	4,448
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	21,900	25,289
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	5,500	6,700
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	6,100	7,592
President & Fellows of Harvard College Massachusetts
GO	3.150%	7/15/46	5,962	5,793
Princeton University New Jersey GO	4.950%	3/1/19	100	103
Princeton University New Jersey GO	5.700%	3/1/39	9,740	12,882
Regents of the University of California Revenue	3.063%	7/1/25	10,500	10,614
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	3,400	4,632
Rutgers State University New Jersey Revenue	5.665%	5/1/40	3,225	3,961
Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	4,000	3,993
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	3,700	4,453
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	4,335	5,837
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	6,750	8,972
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,300	6,122
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	2,225	3,046
San Diego County CA Water Authority Revenue	6.138%	5/1/49	11,720	16,557
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	4,950	7,394
San Jose California Redevelopment Agency Successor
Agency Tax Allocation	3.375%	8/1/34	4,940	4,867
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	8,800	10,664
South Carolina Public Service Authority Revenue	2.388%	12/1/23	4,250	4,046
South Carolina Public Service Authority Revenue	6.454%	1/1/50	8,750	11,876
Stanford University California GO	4.750%	5/1/19	30	31
Texas GO	5.517%	4/1/39	8,265	10,850
Texas Transportation Commission Revenue	5.178%	4/1/30	5,035	6,049
Texas Transportation Commission Revenue	4.631%	4/1/33	8,450	9,598
Texas Transportation Commission Revenue	4.681%	4/1/40	2,850	3,372
University of California Regents Medical Center
Revenue	6.548%	5/15/48	3,950	5,600
University of California Regents Medical Center
Revenue	6.583%	5/15/49	2,575	3,622
University of California Revenue	6.270%	5/15/31	500	525
University of California Revenue	5.770%	5/15/43	1,120	1,465
University of California Revenue	5.946%	5/15/45	13,100	17,157
University of California Revenue	4.858%	5/15/12	17,090	19,077
University of California Revenue	4.767%	5/15/15	8,100	8,856
University of Southern California GO	5.250%	10/1/11	3,400	4,239
University of Texas Permanent University Fund
Revenue	3.376%	7/1/47	5,800	5,826
University of Texas Revenue	3.354%	8/15/47	3,200	3,218
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	1,535	1,639

121

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2017
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	100	124
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,710	2,054
University of Virginia Revenue	4.179%	9/1/17	3,500	3,650
Utah GO	4.554%	7/1/24	2,425	2,623
Utah GO	3.539%	7/1/25	8,710	9,079
Washington GO	5.140%	8/1/40	5,935	7,491
Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	17,970	18,690
Wisconsin General Fund Annual Appropriation Revenue	3.154%	5/1/27	3,100	3,143
17 Wisconsin GO	5.700%	5/1/26	1,335	1,531
Total Taxable Municipal Bonds (Cost $1,253,803)				1,445,864

				Market
				Value
	Coupon		Shares	($000)

Temporary Cash Investment (2.5%)
Money Market Fund (2.5%)
19 Vanguard Market Liquidity Fund (Cost
$4,937,892)	1.458%		49,376,526	4,938,146
Total Investments (102.0%) (Cost $197,844,074)				199,792,005
Other Assets and Liabilities—Net (-2.0%)				(3,920,187)
Net Assets (100%)				195,871,818

1 Securities with a value of $3,610,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2017.
7 Adjustable-rate security based upon 6-month USD LIBOR plus spread.
8 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
9 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $1,899,549,000, representing 1.0% of net assets.
11 Security value determined using significant unobservable inputs.
12 Guaranteed by the Government of Canada.
13 Guaranteed by the Federal Republic of Germany.
14 Guaranteed by the Government of Japan.
15 Guaranteed by the Republic of Austria.
16 Guaranteed by the Republic of the Philippines.
17 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
18 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
19 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

122

This page intentionally left blank.

© 2018 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA840 022018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and Shareholders of Vanguard Total Bond
Market Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Total
Bond Market Index Fund (one of the funds constituting Vanguard Bond Index Funds, referred to hereafter as the "Fund”) as of December 31, 2017, the related statement of operations for the year ended
December 31, 2017, the statement of changes in net assets for each of the two years in the period ended
December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in
Item 6 of this Form N-CSR) as of December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are
required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

February 14, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers
concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD BOND INDEX FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY*
CHIEF EXECUTIVE OFFICER

Date: February 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY*
CHIEF EXECUTIVE OFFICER

Date: February 20, 2018

VANGUARD BOND INDEX FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 20, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.